UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing address)

Steven J. Fredricks
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders

ANNUAL REPORT

December 31, 2009

• JNL® Series Trust
• JNL Variable Fund LLC

This report is for the general information of qualified and non-qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, PerspectiveSM L Series, Perspective RewardsSM, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VULSM, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies®, Fifth Third Perspective, Retirement LatitudesSM, PerspectiveSM (New York), Perspective IISM (New York), Perspective Advisors IISM (New York), Perspective L SeriesSM (New York), CuriangardSM (New York), Perspective AdvisorsSM (New York), Perspective FocusSM (New York) and Perspective Investor VULSM (New York). Not all the portfolios are available in all of the products. JacksonSM is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company®
1 Corporate Way, Lansing, MI 48951

BUSINESS REPLY MAIL
FIRST-CLASS MAIL   PERMIT NO. 600   LANSING, MI
POSTAGE WILL BE PAID BY ADDRESSEE

JACKSON NATIONAL LIFE PO BOX 24068
LANSING MI 48909-9979

President’s Letter to Shareholders

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2009, together with Management’s Discussion of Fund Performance for each of the Funds.

Most of the world’s countries, including the United States, entered 2009 with their economies in turmoil, and equity markets reacted accordingly.  Both the Dow Jones Industrial Average (“Dow”) and the S&P 500® Index fell 25% from the beginning of 2009 to touch a 12-year low in March 2009. In late 2008 and early 2009, the U.S. and other countries around the globe implemented unprecedented economic stimulus programs to mitigate the freefall, and these efforts eventually had a stabilizing impact on the world’s financial markets.  During the third quarter of 2009, the U.S. economy expanded at a 2.2% rate, marking the end of the longest U.S. recession since World War II, and there were indications that the gross domestic product continued to grow during the fourth quarter as well.

U.S. equity markets responded to the economic recovery by posting their highest annual gains since 2003.  From their March lows, the Dow rose 63% and the S&P 500 Index climbed 68% to end the year up 23% and 26%, respectively.  World markets rallied along with the U.S.; the MSCI World Index of 23 developed nations surged 73% from its low in March 2009 to post a 30% increase for the year, which also represented its biggest annual gain since 2003.

While market conditions certainly looked brighter at the end of 2009 than they did at the beginning of the year, the U.S. economy will continue to face many challenges in 2010.  The U.S. unemployment rate stood at 10% at the end of 2009 and is not expected to improve much during 2010.  The steep decline in U.S. housing prices greatly reduced the net worth of many Americans and, combined with continued high unemployment, is likely to constrain consumer spending.  As the U.S. Federal Reserve begins its planned exit from some economic stimulus programs, interest rates on mortgages could increase and lead to a further decline in home sales and prices.  Furthermore, U.S. small businesses are still experiencing tight credit conditions, which are impeding their growth, and economic experts are warning that the U.S. must take action to curb its national debt or risk sharply rising interest rates and a steep fall in the value of the dollar.  Despite these headwinds, most economists expect the U.S. economy to expand modestly during 2010, and the International Monetary Fund estimates that the world economy will grow by more than 3%.

Jackson National Life Insurance Company® and Jackson National Life Insurance Company of New York® (collectively, Jackson®) offer 92 investment options in their variable insurance products to help you and your representative design a portfolio that features a diversified mix of investments based on your goals.  During 2009, Jackson added two new total return funds — the JNL/Ivy Asset Strategy Fund and the JNL/Mellon Capital Management Global Alpha Fund — and four new institutional investment portfolios — the JNL Institutional Alt 20 Fund, the JNL Institutional Alt 35 Fund, the JNL Institutional Alt 50 Fund and the JNL Institutional Alt 65 Fund.

Recent events have undermined the confidence that Americans have in many of the country’s financial institutions.  With disciplined business practices and demonstrated financial stability, Jackson has earned the trust of its customers.  We thank you for your business and will continue to work hard to maintain your trust.

Mark D. Nerud
President and Chief Executive Officer
JNL Series Trust
JNL Variable Fund LLC

[Jackson National Asset Management, LLC Letterhead]

IMPORTANT NOTICE  REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at 1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com.  Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
Jackson National Asset Management, LLC
Steven B. Young

Objective:
The investment objective of the JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Institutional Alt 65 Fund (collectively, “JNL Institutional Alt Funds” or “Funds”) is long-term growth of capital and income.

Each Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust and the JNL Variable Fund LLC.  Each Fund has a target percentage allocation among the Underlying Funds that are categorized as primarily investing in traditional asset classes and non-traditional asset classes.  The Underlying Funds available for investing in traditional asset classes are:  JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Select-Small Cap Fund, JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management S&P® 24 Fund, JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management Nasdaq® 25 Fund, JNL/Mellon Capital Management Value Line® 30 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management S&P® SMid 60 Fund and JNL/Mellon Capital Management NYSE® International 25 Fund.  The Underlying Funds available for investing in non-traditional asset classes are:  JNL/AIM Global Real Estate Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Ivy Asset Strategy Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management Global Alpha Fund, JNL/PIMCO Real Return Fund, JNL/PPM America High Yield Bond Fund and JNL/Red Rocks Listed Private Equity Fund.  The performance and investment objectives of the Underlying Funds are discussed elsewhere in this report.

Portfolio Manager Commentary:
Early in 2009, capital markets continued to struggle from the consequences of the prior year’s credit crisis.  Transition of political leadership in the U.S., temporary lack of clarity regarding key Cabinet appointments and uncertainty regarding  policies to be introduced to help the U.S. recover from the crisis and economic recession compounded investor concern.  As leadership roles were filled and stimulative policies enacted, equity markets, as well as other riskier asset classes hit bottom in early March.  As the months progressed, economic indicators showed signs of improvement with most asset classes responding positively.

In general, investors’ renewed comfort with risk was evident in the progressively stronger returns for the riskier asset classes in the last three quarters of the year.  Within the global bond markets, the broad Barclays Capital U.S. Aggregate Bond Index was up 5.93% for the year.  Higher returns were realized in the Barclays Capital TIPS Index, which was up 11.41%, the emerging market debt market, as measured by the JPMorgan Government Bond Index-Emerging Markets (“GBI EM”) Global Diversified Bond Index, was up 21.98%, and the U.S. high yield bond market, as measured by the Merrill Lynch High Yield Master II Constrained Index, was up 58.10% for the year.  Equities benefited as the S&P 500® Index increased 26.46% while the MSCI EAFE Index of developed markets rose 31.78%, and the MSCI Emerging Market Stock Index was up 78.51% for the year.

The April 6th, 2009 inception of the JNL Institutional Alt Funds benefited from the synchronized rebound in many asset classes following the March lows. The Fund allocations to the more traditional asset classes benefited from strong U.S. equity performance, particularly in the JNL/Mellon Capital Management Nasdaq® 25 Fund and the JNL/Mellon Capital Management S&P SMid 60 Fund. Equally strong returns came from the assets allocated to alternative investments including the JNL/Credit Suisse Commodity Securities Fund, the JNL/Lazard Emerging Markets Fund and the JNL/PPM America High Yield Bond Fund.

JNL Institutional Alt 20 Fund
For the period April 6, 2009 through December 31, 2009, the Fund underperformed one of its benchmark by posting a return of 27.30% for Class A shares compared to 42.44% for the MSCI All Country World Equity Index. The Fund outperformed its other benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.23%.

The Fund allocates approximately 80% of its assets to Underlying Funds that invest primarily in traditional asset classes, allocating approximately 25% to 35% in fixed income securities, 30% to 40% in U.S. equity securities and 5% to 15% in international securities.  In addition, the Fund allocates approximately 20% to Underlying Funds that invest primarily in non-traditional asset classes.

In the fourth quarter of 2009, the JNL/Mellon Capital Management Global Alpha Fund replaced the Fund’s investment in the JNL/Credit Suisse Long/Short Fund.  While it only represents a 2% allocation, the intended affect is to seek an improvement in the complementary aspects among the investments within the overall Fund.  The JNL/Mellon Capital Management Global Alpha Fund seeks to provide a positive return over most 12 months periods, a performance tendency complementary to that of the more volatile equity portfolios in the Fund.

At year end, the individual Fund allocations were in line with targets for the traditional investments, with U.S. stocks, international developed market stocks and U.S. bonds at 80%; and the alternative investments, with high yield and emerging market bonds, emerging market equities, global real estate, tactical strategies and listed private equity at 20%.

JNL Institutional Alt 35 Fund
For the period April 6, 2009 through December 31, 2009, the Fund underperformed one of its benchmark by posting a return of 32.40% for Class A shares compared to 42.44% for the MSCI All Country World Equity Index. The Fund outperformed its other benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.23%.

The Fund allocates approximately 65% of its assets to Underlying Funds that invest primarily in traditional asset classes, allocating approximately 20% to 30% in fixed income securities, 25% to 35% in U.S. equity securities and 5% to 15% in international securities. In addition, the Fund allocates approximately 35% to Underlying Funds that invest primarily in non-traditional asset classes.

In the fourth quarter of 2009, numerous Fund changes took place within the alternative investment allocations, introducing two investment strategies and eliminating one. The JNL/Ivy Asset Strategy Fund and JNL/Mellon Capital Management Global Alpha Fund replaced the JNL/Credit Suisse Long/Short Fund.  The intended affect is to provide modest tactical flexibility among asset classes and seek a more complementary mix of investments within the overall Fund.

The JNL/Ivy Asset Strategy Fund has flexibility to bias the portfolio toward asset classes that may benefit from ever-changing market cycles.  The JNL/Ivy Asset Strategy Fund is expected to transition between stocks, bonds, cash, precious metals and currency markets.  The JNL/Mellon Capital Management Global Alpha Fund seeks to provide a positive return over most 12 months periods, a performance tendency complementary to that of the more volatile equity portfolios in the Fund.  Compared to the JNL/Credit Suisse Long/Short Fund, both the JNL/Ivy Asset Strategy Fund and the JNL/Mellon Capital Management Global Alpha Fund are expected to offer more complementary return patterns compared to other equity portfolios in the overall Fund.

At year end, the individual Fund allocations were in line with targets for the traditional investments with U.S. stocks, international developed market stocks and U.S. bonds at 65%; and the alternative investments with high yield and emerging market bonds, emerging market equities, global real estate, tactical strategies and listed private equity at 35%.

JNL Institutional Alt 50 Fund
For the period April 6, 2009 through December 31, 2009, the Fund underperformed one of its benchmarks by posting a return of 35.70% for Class A shares compared to 42.44% for the MSCI All Country World Equity Index. The Fund outperformed its other benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.23%.

The Fund allocates approximately 50% of its assets to Underlying Funds that invest primarily in traditional asset classes, allocating approximately 15% to 25% in fixed income securities, 20% to 30% in U.S. equity securities and 0% to 10% in international securities.  In addition, the Fund allocates approximately 50% to Underlying Funds that invest primarily in non-traditional asset classes.

In the fourth quarter of 2009, numerous Fund changes took place within the alternative investment allocations, introducing two investment strategies and eliminating one. The JNL/Ivy Asset Strategy Fund and JNL/Mellon Capital Management Global Alpha Fund replaced the JNL/Credit Suisse Long/Short Fund.  The intended affect is to provide modest tactical flexibility among asset classes and seek a more complementary mix of investments within the overall Fund.

The JNL/Ivy Asset Strategy Fund has flexibility to bias the portfolio toward asset classes that may benefit from ever-changing market cycles.  The JNL/Ivy Asset Strategy Fund is expected to transition between stocks, bonds, cash, precious metals and currency markets.  The JNL/Mellon Capital Management Global Alpha Fund seeks to provide a positive return over most 12 months periods, a performance tendency complementary to that of the more volatile equity portfolios in the Fund.  Compared to the JNL/Credit Suisse Long/Short Fund, both the JNL/Ivy Asset Strategy Fund and the JNL/Mellon Capital Management Global Alpha Fund are expected to offer more complementary return patterns compared to other equity portfolios in the overall Fund.

At year end, the individual Fund allocations were in line with targets for the traditional investments with U.S. stocks, international developed market stocks and U.S. bonds at 50%; and the alternative investments with high yield and emerging market bonds, emerging market equities, global real estate, tactical strategies and listed private equity at 50%.

JNL Institutional Alt 65 Fund
For the period April 6, 2009 through December 31, 2009, the Fund underperformed one of its benchmarks by posting a return of 39.70% for Class A shares compared to 42.44% for the MSCI All Country World Equity Index. The Fund outperformed its other benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.23%.

The Fund allocates approximately 35% of its assets to Underlying Funds that invest primarily in traditional asset classes, allocating approximately 0% to 10% in fixed income securities, 15% to 25% in U.S. equity securities and 0% to 10% in international securities.  In addition, the Fund allocates approximately 65% to Underlying Funds that invest primarily in non-traditional asset classes.

At the end of the third quarter, numerous Fund changes took place within the alternative investment allocations, introducing two investment strategies and eliminating one.  The JNL/Ivy Asset Strategy Fund and JNL/Mellon Capital Management Global Alpha Fund replaced the JNL/Credit Suisse Long/Short Fund.   The intended affect is to provide modest tactical flexibility among asset classes and seek a more complementary mix of investments within the overall Fund.

The JNL/Ivy Asset Strategy Fund has flexibility to bias the portfolio toward asset classes that may benefit from ever-changing market cycles.  The JNL/Ivy Asset Strategy Fund is expected to transition between stocks, bonds, cash, precious metals and currency markets.  The JNL/Mellon Capital Management Global Alpha Fund seeks to provide a positive return over most 12 months periods, a performance tendency complementary to that of the more volatile equity portfolios in the Fund.  Compared to the JNL/Credit Suisse Long/Short Fund, both the JNL/Ivy Asset Strategy Fund and the JNL/Mellon Capital Management Global Alpha Fund are expected to offer more complementary return patterns compared to other equity portfolios in the overall Fund.

At year end, the individual Fund allocations were in line with targets for the traditional investments with U.S. stocks, international developed market stocks and U.S. bonds at 35%; and the alternative investments with high yield and emerging market bonds, emerging market equities, global real estate, tactical strategies and listed private equity at 65%.

JNL Institutional Alt 20 Fund Total Returns for Class A Shares
Since Inception	27.30%
(Inception date April 6, 2009)

JNL Institutional Alt 35 Fund Total Returns for Class A Shares
Since Inception	32.40%
(Inception date April 6, 2009)

JNL Institutional Alt 50 Fund Total Returns for Class A Shares
Since Inception	35.70%
(Inception date April 6, 2009)

JNL Institutional Alt 65 Fund Total Returns for Class A Shares
Since Inception	39.70%
(Inception date April 6, 2009)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM International Growth Fund
Invesco AIM Capital Management , Inc.
Team Management

Objective:
The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 36.99% for Class A shares compared to 29.36% for the MSCI EAFE Growth Index.

Outperformance versus the Fund’s benchmark came from information technology (“IT”), utilities, healthcare and financial sectors.  In each instance, favorable stock selection was a key contributor to the outperformance.  Healthcare equipment and pharmaceutical industries were the main contributors in healthcare.  While in the IT sector, the IT services and electronic equipment segments outperformed the benchmark.

In broad geographical terms, all regions in which the Fund was invested delivered double-digit gains during the year. Compared to the benchmark, Fund holdings in Asia outperformed versus the Asian component of the benchmark.  The Fund’s holdings in Europe modestly lagged the benchmark component during the year.  Exposure in emerging markets also helped as these markets saw staggering gains throughout the year.  The Fund’s benchmark does not provide exposure to emerging markets.

In contrast, the Fund’s cash position was the largest detractor from performance during the year as equities rallied.  The Fund’s cash exposure was not a strategic decision, but a fall-out of what occurred in economies and markets globally.  While normal cash position is 5-6%, the Fund ran a much higher cash position during the year due to the lack of conviction in new investment opportunities.  However, the cash exposure in the Fund came down significantly during the year and is now at approximately 8%.  In addition, despite delivering double-digit gains in the materials sector, the Fund’s underweight exposure prevented the Fund from fully participating in this sector’s strength.

During the first few months of the year, global equity markets experienced declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession.  Global equity markets began to recover some of the losses in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery.  The vast majority of developed countries finished the year in positive territory, with emerging markets like China and Indonesia posting even larger gains.

All sectors delivered double-digit gains during the year and contributed positively to absolute results.  The top three contributing sectors to Fund performance included consumer staples, healthcare and consumer discretionary.  The top five companies that contributed to Fund performance were Anheuser-Busch InBev NV, Infosys Technologies Ltd., Nidec Corp., BHP Billiton Ltd. and Sonova Holding AG.  Significant purchases during the year included Talisman Energy Inc., BG Group Plc, Koninklijke Ahold NV, Koninklijke KPN NV, CSL Ltd. and Hyundai Mobis.  Significant sales during the year included Cap Gemini SA, Heineken Holding NV, Henkel AG & Co. KGaA, Porsche Automobil Holding SE and Telekomunikasi Indonesia Tbk PT.

Stock selection in the Fund is driven by the underlying fundamentals of a company versus any top down macroeconomic views. Therefore, the Fund’s exposure in the energy, industrial and healthcare sectors increased during the year due to a combination of new purchases and appreciation.  Liquidations in the consumer discretionary and IT sectors led to a reduction in Fund’s exposure to these segments of the market.

At the end of the year, the Fund was overweight healthcare, energy, telecommunication services and IT.  The Fund was underweight materials, financials, consumer staples, utilities, consumer discretionary and industrials.

JNL/AIM International Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	36.99%
5 year	3.80%
10 year	-0.19%

Average Annual Total Returns for Class B Shares
1 year	39.94%
5 year	4.42%
10 year	5.61%

Invesco AIM Capital Management, Inc. assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Large Cap Growth Fund
Invesco AIM Capital Management, Inc.
Team Management

Objective:
The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmarks by posting a return of 24.29% for Class A shares compared to 26.46% for the S&P 500 Index and 37.21% for the Russell 1000® Growth Index.  Much of the Fund’s underperformance was due to a more defensive position across and within sectors at the market inflection point as well as stock selection across sectors.

During the first two months of the year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession.  However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets reversed direction starting in March and continued for most of the remaining months in the year.

During the market decline, the Fund benefited from a more defensive posture, with overweight positions in less economically sensitive sectors such as healthcare, and underweight positions in more economically sensitive sectors such as consumer discretionary, energy and materials. Additionally, within sectors, the Fund benefited from higher exposure to less cyclical holdings.  However, the Fund began to underperform  the Russell 1000 Growth Index when equity markets hit a bottom and began to rebound in March 2009.

Fund underperformance was driven primarily by two factors. First, much of the Fund’s underperformance was driven by its defensive posture both within and across sectors, as more economically sensitive stocks outperformed following the March low.  Second, the Fund underperformed because it did not own many of the lower quality, highly levered companies that outperformed during the market rebound.  Our investment approach specifically avoids companies with these traits because over the long-term they tend to perform poorly.

Throughout the year, the Fund underperformed by the widest margin in the consumer discretionary sector, primarily due to stock selection.  Much of the Fund’s underperformance was because it did not own many of the lower quality companies that performed strongly during the stock market rebound.

The Fund’s top five contributors included Apple Inc., Hewlett Packard Co., Microsoft Corp., International Business Machines Corp. and Adobe Systems Inc.  The five largest purchases made during the year included BHP Billiton Ltd, EMC Corp., Goldman Sachs Group Inc., AmerisourceBergen Corp. and Medco Health Solutions Inc.  The five largest complete sales made during the year included Lockheed Martin, Baxter International Inc., Wal-Mart Stores Inc., Raytheon Co. and Chubb Corp.

During the year, the most significant positioning changes included additions in more economically sensitive sectors including information technology, materials, consumer discretionary and energy. Purchases in these sectors were largely funded by reducing exposure to the more defensive sectors such as consumer staples and healthcare, as well as industrials and financials.

At year end, the Fund’s largest overweight positions included the information technology, energy and materials sectors. The Fund’s largest underweight positions included the consumer staples, consumer discretionary, utilities and financials sectors.

JNL/AIM Large Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	24.29%
5 year	0.73%
Since Inception	2.39%
(Inception date October 29, 2001)

Average Annual Total Returns for Class B Shares
1 year	24.57%
5 year	0.94%
Since Inception	1.88%
(Inception date March 5, 2004)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Global Real Estate Fund
Invesco AIM Capital Management , Inc.
Team Management

Objective:
The investment objective of the JNL/AIM Global Real Estate Fund is high total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed one of its benchmarks by posting a return of 32.53% for Class A shares compared to 38.26% for the FTSE EPRA/NAREIT Developed Index Net TRI. The Fund outperformed its other benchmark, the FTSE NAREIT Equity REIT Index, which returned 27.99%.

A primary reason the Fund underperformed the FTSE EPRA/NAREIT Developed Index Net TRI is that the market rally since March 2009 favored riskier real estate investments.  The Fund, on the other hand, focused on companies operating in better real estate markets, with higher quality real estate, better balance sheets and management teams.

In early 2009, equity markets experienced steep declines as credit markets froze and risk premiums rose dramatically in response to the global economic recession.  As central banks coordinated easing efforts and companies cut costs aggressively, access to funding improved and market valuations in both the credit and equity markets recovered from the March lows.  Real estate securities rallied as a result of improvements in the economy, and more importantly, improved capital availability.  Although government programs have  normalized credit markets, real estate companies have also taken significant action to recapitalize.  In the U.S., real estate companies raised over $17 billion in new equity; globally, close to $51 billion was raised.  With better access to capital, companies are expected to pay down debt or take advantage of discounted commercial real estate opportunities. However, real estate typically lags the economy and further improvements in GDP and employment will be needed for real estate fundamentals to fully recover.

Security selection in Japan, the UK and Singapore had the greatest negative impact on the Fund’s relative performance.  A combination of security selection and an underweight in China relative to its global benchmark was also a detractor.  On the positive side, holdings in U.S. REITs benefited Fund performance from a security selection and market allocation standpoint.

Top contributors to Fund performance for the year included Sun Hung Kai Properties Ltd., Hang Lung Properties Ltd., Simon Property Group Inc., Unibail-Rodamco SE and China Overseas Land & Investment Ltd.  Conversely, Kimco Realty Corp., Nippon Building Fund Inc., Mitsubishi Estate Co. Ltd., Mitsui Fudosan Co. Ltd. and SEGRO Plc were top detractors from Fund performance.

Significant purchases during the year included: Hong Kong Land, the Fund increased this position in an effort to re-position portfolio weight from China towards Hong Kong;  Goodman Group, an Australian-listed integrated industrial property development and service business which presented deeper value opportunities; and SEGRO Plc, a company that we believe is positioned to generate better earnings growth through the next UK cycle.

Significant sales during the year included:  Federal Realty Investment Trust, the Fund reduced this position following outperformance within the shopping center sector. The proceeds were used to purchase another shopping center company with attractive earnings growth potential; Land Securities Group Plc, a relative value company within the UK, the proceeds of which were used to fund the purchase of SEGRO Plc; and Kimco Realty Corp., which was sold due to management changes, increased strategic risks and development projects which continue to pose risks for further writeoffs and additional funding.

One of the outcomes of the Fund’s comprehensive risk management approach is that it tends not to significantly overweight or underweight a sector, country or currency, relative to its benchmarks.  The Fund assumes stock specific risk rather than sector risk.  The Fund’s focus remains on companies with lower leverage because we think companies with better balance sheets will be able to negotiate a possible downturn better, as well as benefit from favorable acquisition opportunities in the marketplace.

JNL/AIM Global Real Estate Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	32.53%
Since Inception	3.15%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	32.86%
Since Inception	3.36%
(Inception date May 2, 2005)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Small Cap Growth Fund
Invesco AIM Capital Management, Inc.
Team Management

Objective:
The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 34.80% for Class A shares compared to 34.47% for the Russell 2000® Growth Index.  Positive outperformance verses its benchmark was driven by stock selection in the industrials, energy and telecommunications sectors.  An overweight position in the energy and information technology sectors also contributed to outperformance.  Underperformance verses its benchmark was concentrated in the consumer discretionary, consumer staples and materials sectors.

During the first two months of the year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession.  However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets reversed direction starting in March and continued for most of the remaining months in the year.

The Fund outperformed by the widest margin in the industrials sector, driven by stock selection. Outperformance in the energy sector was driven by stock selection and an overweight position.  The Fund also outperformed in the telecommunication services sector, due to stock selection.

The Fund underperformed by the widest margin in the consumer discretionary sector.  Within this sector, the leading detractor to performance was a for profit education services provider.  This more defensive holding had weak performance as investors shifted into more economically sensitive holdings during the market rebound.  Much of the remaining underperformance in the consumer discretionary sector was because the Fund did not own many of the more highly leveraged and/or cyclical companies that had the highest performance following the market inflection point.

The Fund’s top five contributors included Starent Networks Corp., Dril-Quip Inc., Tech Data Corp., SBA Communications Corp. and Quality Systems Inc.  The five largest purchases made during the year included Sybase Inc., F5 Networks Inc., Corrections Corp. of America, Vistaprint Ltd. and Deckers Outdoor Corp.  The five largest complete sales made during the year included Strayer Education Inc., DeVry Inc., Marvel Entertainment Inc., Varian Inc. and Bankrate Inc.

During the year, the most significant positioning changes included additions in more economically sensitive sectors including information technology, consumer discretionary and energy.  Purchases in these sectors were largely funded by reducing exposure to the more defensive healthcare sector.  All changes to the Fund were based on the Fund’s bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

At the close of the year, the Fund’s largest overweight positions included the energy and financials sectors.  The Fund’s largest underweight positions included the healthcare, consumer staples and consumer discretionary sectors.

JNL/AIM Small Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	34.80%
5 year	2.35%
Since Inception	4.21%
(Inception date October 29, 2001)

Average Annual Total Returns for Class B Shares
1 year	35.00%
5 year	2.57%
Since Inception	2.59%
(Inception date March 5, 2004)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Balanced Fund
Capital Guardian Trust Company
Team Management

Objective:
The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed one of its benchmarks by posting a return of 22.48% compared to 34.63% for the MSCI All Country World Index. The Fund outperformed its other benchmark, the Barclays Capital Global Aggregate Bond Index, which returned 6.93%.

Developed market equities rose during the year as represented by the 26% return of the S&P 500 Index. Emerging markets stocks delivered an astounding 79% return as represetned by the MSCI Emerging Markets Index. Credit markets also showed a spectacular return to health. A record $1 trillion in investment grade bonds was sold in primary markets as corporations sought to reduce balance sheet risk by converting shorter term bank debt to longer-term bonds and also build a cushion of reserve capital. The supply was met with equally strong demand. Against the backdrop of an investor hunt for yield reminiscent of the pre-crisis days, high yield bonds, as measured by the Merrill Lynch High Yield Master II Index, delivered a 58% total return, compared to 19% for investment grade bonds, as measured by the Barclays Capital U.S. Aggregate Corporate Index. In contrast, U.S. Treasuries provided a negative total return for the year.

The Fund maintained a greater than benchmark allocation to fixed income for most of 2009, which detracted from relative results.

The equity portion of the Fund had strong returns for the year.  The selection of energy stocks was the largest contributor to returns.  Asian coal producers, China Shenhua Energy Co. Ltd. and Banpu Public Co. Ltd., were among the stocks that rose sharply, propelled by a resurgence in demand in China and other Asian countries.  The decision to hold fewer investments in utilities was supportive of relative results as the sector lagged cyclical areas of the market.
Stock selection in the materials sector was the largest detractor to relative returns particularly due to metals and mining holdings.  Selection in information technology was negative as shares of Nintendo Co. Ltd. fell amid ongoing concerns about slowing demand for its Wii video game consoles. We remained selective in the Fund’s investments in financials which was detrimental as a sharp rally in this sector translated into higher returns for the riskier banks and insurers. Nevertheless, several of the Fund’s financial holdings had strong returns, including Goldman Sachs Group Inc., the top contributor to absolute returns, which benefited from resurgent capital markets. The Fund’s cash position was also a drag in a rising market.

Within the fixed income portion of the Fund, the decision to have few investments in the Japanese bond market and the yen currency was a positive factor. The resurgence of deflation and a rising fiscal deficit weighed on Japan’s government bonds and the currency. An overweight stance on the Australian dollar, a currency we favor because of its sensitivity to commodity price rises, also benefited the Fund.  However, the underweight exposure to the British pound was a detractor. At a sector level, the less than benchmark investment in corporate bonds and overweight stance in Treasuries was also a negative contributor to relative returns.

Looking to 2010, we are focused on finding companies that will be able to reliably grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies gradually fade.

Within the fixed income portion of the Fund, we have an underweight in corporate bonds and an overweight in Treasuries. We expect the U.S. Federal Reserve to keep an accommodative monetary policy as long as unemployment remains elevated and inflation remains tame. Against this backdrop, Treasury yields may fluctuate within a wider range than in 2009, but we do not expect them to spike sharply higher.

JNL/Capital Guardian Global Balanced Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	22.48%
5 year	2.95%
Since Inception	2.41%
(Inception date May 1, 2000)

Average Annual Total Returns for Class B Shares
1 year
5 year
Since Inception
(Inception date March 5, 2004)

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

*Balanced Hybrid Composite is composed of 65% MSCI All Country World Index, 35% Barclays Capital Global Aggregate Bond Index.
Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Global Diversified Research Fund
Capital Guardian Trust Company
Team Management

Objective:
The investment objective of the JNL/Capital Guardian Global Diversified Research Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 38.32% compared to 34.63% for the MSCI All Country World Index.

Financial assets rebounded sharply in 2009 in an almost steady climb after touching a bottom in March. Developed market equities rose during the year as represented by the 26% return of the S&P 500 Index, while emerging markets stocks delivered an astounding 79% return as represented by the MSCI Emerging Markets Index, supported partly by the resumption of high single digit GDP growth in both China and India. Commodities rallied and gold touched an all time high. The U.S. dollar weakened against most currencies, falling sharply versus commodity linked currencies but rising slightly against the Japanese yen.

The Fund outpaced its benchmark for the year. The choice of energy stocks was the biggest contributor to Fund gains for the year. The Fund’s holding in Brazil’s Petròleo Brasileiro SA. was helped by new deepwater oil and natural gas discoveries. Canadian Natural Resources, which specializes in oil sands extraction, and China Shenhua Energy Co. Ltd. also contributed, as did Norway’s SeaDrill Ltd., an operator of deepwater oil rigs.

The choice of consumer discretionary stocks aided relative results. Automobile manufacturers and auto components companies benefited from sales increases boosted by government supported purchase initiatives. The underweight stance in the utilities sector, which typically lags in an economic recovery, helped. Within telecommunication services, another typically defensive area, stock choice and emphasis on companies with exposure to emerging markets mitigated some of the negative effects of being overweight the sector. American Tower Corp., which builds infrastructure for wireless telecommunications ended the year as the Fund’s largest holding and was a notable contributor.

Stock choice in the materials sector hurt Fund results. Commodity prices soared as economic conditions improved, lifting the values of Rio Tinto Ltd. and Vale S.A. Overseas Ltd., both iron ore miners. But the lack of exposure to some gold miners weighed on results, as these companies had additional support from increased buying by central banks.   As financials rallied worldwide the Fund’s underweight position and stock choice in the sector, particularly among insurance firms and commercial banks, held back returns. Some financial holdings were major contributors, however, including investment bank Goldman Sachs Group Inc. and banks with ties to fast growing emerging markets, including Bank of China Ltd., HSBC Bank and BNP Paribas.  Stock selection also detracted in information technology and industrials. Nintendo Co. Ltd. was pulled down by declining sales for its Wii gaming console, while airlines and machinery makers weighed on the industrials sector. The Fund’s cash position was also a drag in a rising market.

We continue to focus on companies best placed to maintain revenue growth, those with unique products or expertise, dominant positions in fast growing areas or the financial wherewithal to invest for future growth. This is reflected in our choice of technology and consumer related stocks. We have also found many such companies in the materials sector, where demand from emerging markets can be expected to remain strong. Among financials there are fewer opportunities. We have focused our investments in companies with ties to emerging economies and those whose superior risk controls and proven expertise in key areas of the capital markets have allowed them to boost their competitive strength.

JNL/Capital Guardian Global Diversified Research Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	38.32%
5 year	2.07%
10 year	-3.55%

Average Annual Total Returns for ClassB Shares
1 year	38.63%
5 year	2.28%
Since Inception	2.96%
(Inception date March 5, 2004)

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian International Small Cap Fund
Capital Guardian Trust Company
Team Management

Objective:
The investment objective of the JNL/Capital Guardian International Small Cap Fund is long-term growth of capital and income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 52.93% compared to 45.70% for the S&P Developed ex-U.S. (under $2 billion) Index.

Stocks rebounded sharply in 2009 in an almost steady climb after touching a bottom in March. The energy and materials sectors led the market.  Rising oil prices lifted energy stocks, while robust demand for base metals in China and India drove materials higher. Gold stocks rose as gold hit an all time high, boosted by central bank buying and demand from exchange traded funds (“ETFs”) tied to commodities.  Cyclical sectors such as information technology and consumer discretionary did well, while the more defensive areas of consumer staples and healthcare lagged the market.

The Fund’s gains outpaced its benchmark.  Stock selection in the materials sector was the largest contributor.  Petropavlovsk Plc, formerly Peter Hambro Mining Plc (“Peter Hambro”), Russia’s third largest gold producer, rallied as gold prices soared to record levels and the company announced a production increase of nearly 30% and a joint iron ore venture with China’s XY Group. Aricom Plc was the top contributor overall as Peter Hambro reacquired the iron ore producer just six years after spinning it out.

In the information technology sector, Dialog Semiconductor Plc rose after lifting its earnings guidance for the year.  Among industrials, online employment advertiser Seek Ltd. benefited as the economic downturn led to a significant migration of job ads from print to online.  SMA Solar Technology SA gained on the potential increase in demand for solar products, and Dutch staffing firm Brunel International NV rose as market conditions improved.

Our selection of consumer related stocks was a positive factor as consumers began to regain their confidence and increase spending.  In consumer staples, Brazilian retail pharmacy Drogasil SA rose on plans to add about 40 stores as the pharmaceutical industry withstood the country’s economic slump.

Several Japanese companies, including retailers Sundrug Co. Ltd. and ABC-Mart Inc. and boiler maker Miura Co. Ltd., were among the largest detractors as small cap stocks in Japan lagged most other markets.  In the healthcare sector, shares of Hogy Medical Co. Ltd. and other device companies fell. Danish biotechnology company Genmab A/S was the largest detractor as the company said it would report a large loss in 2009 due to the absence of a milestone payment for its experimental leukemia drug Arzerra.  The Fund’s cash position was the biggest drag in a rising equity market.

We reduced the Fund’s investments in Japan, eliminating Nakanishi Inc. and Micronics Japan Co. Ltd., while adding to investments in the UK and Canada.  We added Iluka Resources Ltd. in the materials sector, and also increased our investments in financials and information technology while decreasing our holdings in energy and healthcare.

Our largest areas of investment relative to the market continue to be information technology, consumer staples and healthcare.  Several technology stocks should benefit from the onset of a new upgrade cycle.  We remain more cautious on financials, particularly certain European banks due to the uncertain regulatory landscape and lack of growth opportunities.  In Japan, we have hope that small-cap stocks will rebound as currency trends improve and the new Democratic Party enacts policies that should mostly favor smaller companies, especially those with strong ties to China.

JNL/Capital Guardian Internatonal Small Cap Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	52.93%
Since Inception	-16.11%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	53.05%
Since Inception	-15.89%
(Inception date December 3, 2007)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian U.S. Growth Equity Fund
Capital Guardian Trust Company
Team Management

Objective:
The investment objective of the JNL/Capital Guardian U.S. Growth Equity Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 34.91% compared to 37.21% for the Russell 1000 Growth Index.

Equity markets began the year in freefall.  They hit bottom on March 9 and climbed steadily thereafter, ending the year substantially higher.  The information technology, materials and consumer discretionary sectors led the market.  Financials, which had the steepest declines during the crisis, more than doubled from their lows in March, but lagged for the calendar year.

Technology companies benefited from the weak dollar and the anticipation of a major upgrade cycle.  Resurgent demand for raw materials from China triggered a surge in prices for commodities and materials companies.  Consumer discretionary stocks were helped by improving economic data, including retail sales that held up better than had been feared and consumer confidence that perked up from depressed levels.  Returns for healthcare stocks were restrained by uncertainty as Congress debated sweeping legislation.

The Fund appreciated in value but did not keep pace with its benchmark.  Stock selection among industrials was the largest detractor to the Fund’s performance.   First Solar Inc. had negative returns as investors worried about the level of government subsidies and the ability of its customers to finance projects.  Iron Mountain Inc., which specializes in records management and is not as cyclical in nature as other industrials, also declined.  Stock selection among financials overall was a negative factor.  The Fund’s cash position was also a drag in a rising market.

On the positive side, shares of Goldman Sachs Group Inc., Google Inc., Cerner Corp. and Apple Inc. all more than doubled, helping Fund returns.  Goldman Sachs benefited from resurgent capital markets.  Google Inc. rose on gains in advertising revenue and hopes for its Android operating system for mobile devices.  Cerner Corp. was helped by government incentives to digitize medical records.  Apple Inc. experienced a surge in the popularity of its iPhone.  American Tower Corp. also helped Fund results, benefiting from the growing ubiquity of mobile browsing and the need for carriers to upgrade wireless infrastructure.  Deemphasizing consumer staples stocks helped results as the sector lagged the rally.  Owning very little of Exxon Mobil Corp. was also a plus, as the stock posted negative returns for the year.

We added to the areas of materials, consumer staples and energy. This included purchases of Monsanto Co., Wal-Mart Stores Inc. and Schlumberger Ltd.  We reduced the Fund’s exposure to consumer discretionary and industrial stocks, including Omnicom Group Inc. and United Parcel Service Inc.  Within the technology sector we trimmed Yahoo! Inc. and Google Inc. while purchasing Juniper Networks Inc.  In the area of healthcare we purchased Aetna Inc. and sold Genentech Inc. and Gilead Sciences Inc.

We have significant investments in media and retail companies, believing the diminished consumer spending consensus may be overly pessimistic.  We are focused on finding companies that will be able to reliably grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies fade.  The Fund owns companies that we believe fit this description in the areas of technology, where product cycles have revived revenue growth; healthcare, where we expect legislation to provide growth opportunities; and materials, where supply bottlenecks and rising global demand for specific products should lead to pricing power.

JNL/Capital Guardian U.S. Growth Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	34.91%
5 year	-0.86%
10 year	-5.61%

Average Annual Total Returns for Class A Shares
1 year	35.16%
5 year	-0.66%
Since Inception	0.40%
(Inception date March 5, 2004)

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Credit Suisse Commodity Securities Fund (formerly, JNL/Credit Suisse Global Natural Resources Fund)
Credit Suisse Asset Management, LLC
Jordan Low, Christopher Burton and Andrew B. Karsh

Objective:
The investment objective of the JNL/Credit Suisse Commodity Securities Fund is long-term capital growth.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 50.17% for Class A shares compared to 26.46% for the S&P 500 Index and 18.91% for the Dow Jones UBS-Commodity Index.

The equity portion of the Fund benefited from the pronounced global recovery in the markets and the higher beta of equities to raw materials.  The valuation factor was the strongest contributor to active returns, best demonstrated by the steel industry.  In general, material stocks, such as steel, performed better than energy stocks as they began 2009 at a much deeper discount to book and normalized earnings.  The quality factor was the largest detractor to active returns as low quality names significantly outperformed high quality names.  In general, low quality securities have greater bankruptcy risk than high quality securities.  In the beginning of 2009, the risk of companies entering into bankruptcy increased until the market bottomed.  This risk then dissipated as the economy recovered in the latter half of the year.

Following a market sell off in the second half of 2008, commodities delivered solid positive performance to investors in 2009.  Signs of economic stabilization started to materialize in the spring and eventually turned into positive growth.  This was generally supportive of commodity demand and prices, with particularly favorable returns for base metals and energy.  Part of the performance of the commodities portion can be attributed to the strong gains of copper and zinc, up 98.31% and 129.98%, respectively.  This is a result of low interest rates, a weaker U.S. dollar, and stockpiling of easily storable commodities by countries such as China.

Unprecedented government stimulus measures were a key factor in driving the beginning of the economic recovery in 2009.  The impacts of such efforts are not instantaneous, nor do they merely create one time gains.  The benefits will filter through the economy over time and we believe economic strength in the near to intermediate term may take investors by surprise.  Commodity markets and other capital markets rationally began to price in these impacts with particular vigor in March 2009, while we believe their future benefits may be under appreciated.  Looking at specific examples, the S&P 500 Index gained 26.46% for the year and the Dow Jones Industrial Average gained 22.68%.  The commodities market also posted positive results, with the Dow Jones UBS-Commodity Index up 18.91% for the year.  Yet, despite positive markets, the economy is still far from recovery as the unemployment rate was at 10.0% as of December 31, 2009, and the U.S. Federal Funds rate continues to be unchanged at 0.00% - 0.25%.

Equities of raw material extractors suffered disproportionately relative to their underlying commodities as markets bottomed.  The oil and gas and paper and forest products sectors contributed to alpha while the chemicals sector detracted.  Within commodities, the industrial metals sector was the leading contributor to performance, followed by precious metals.  The livestock and energy sectors detracted from performance.

Of the equities portion of the Fund, Vale SA and Petroleo Barsileiro SA were the greatest contributors for the year, while Arcelormittal and Teck Cominco Ltd. were the greatest detractors.  Within commodities, copper and zinc were the strongest commodities while natural gas and wheat were the weakest.

On June 12, 2009, the Fund converted from a fundamental bottom-up security selection strategy that only invested in natural resources equities to a quantitative strategy which provides exposure to both commodity related securities and a broad based commodities index.  Thus, instead of holding only securities, the Fund also holds commodity-linked derivatives.  When the Fund transitioned from a securities only Fund to a securities/commodities Fund on June 12, 2009, the asset breakdown was 75% securities and 25% commodities.  Subsequently, when the name of the Fund was changed on September 28, 2009, the asset allocation was adjusted to 50% securities and 50% commodities.

For the equities portion of the Fund, the latter half of the year was marked by a beta rally, defined as the outperformance of stocks with high betas substantially outperforming beta adjusted market returns.  Despite this trend of low quality stocks and high beta companies, we do not believe trading low quality stocks is sustainable and ultimately profitable.  We believe that the first stage of the recovery trade is coming to an end.  We feel that the beta of the markets should gradually become less important as investors begin to focus more on underlying fundamentals of companies.  We also believe that balance sheet and earnings quality will be positively rewarded in 2010.  Valuations of securities may be enhanced by considering momentum, as trends for the next business cycle begin to form.

Regarding commodities, official inflation expectations continue to be low and the bond market seems to still be pricing in a benign inflation environment, despite a modest increase in longer term yields of late.  It is difficult to predict when inflation will pick up, but history suggests it can possibly pick up much quicker than is expected.  Unprecedented government stimulus and swelling government debt loads in the U. S. and elsewhere are likely to eventually lead to inflation.  We believe the push for real returns and inflation protection should be supportive of commodities.  We continue to believe now is an excellent time to hold or increase allocations to commodities.  Many commodity prices are below previous cycle highs and well below inflation adjusted highs.  Amidst the prolonged uncertainty, we expect investors to maintain focus on exposure to hard assets.  Additionally, we continue to believe in the role of commodities as a strategic player in investors’ portfolios, potentially reducing risk and enhancing returns.

JNL/Credit Suisse Commodity Securities Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	50.17%
Since Inception	0.56%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	50.34%
Since Inception	0.75%
(Inception date January 16, 2007)

*MSCI World Composite Index is comprised of 50% MSCI Metals & Mining Index, 25% MSCI Oil & Gas Index, 15% MSCI Paper & Forest Index and 10% MSCI Chemicals Index.
Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Credit Suisse Long/Short Fund
Credit Suisse Asset Management, LLC
Jordan Low

Objective:
The investment objective of the JNL/Credit Suisse Long/Short Fund is total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 24.86% for Class A shares compared to 26.46% for the S&P 500 Index.  Underperformance for the Fund was mainly a result of the beta rally, defined as the outperformance of stocks with high betas substantially outperforming beta adjusted market returns, in the latter half of the year.

In general, the summer months of the third quarter were a difficult environment for individual stock selection, but a relatively good environment for taking directional or thematic bets due to the rapid shift from a bear market to a bull market.  Positive performance from funds in the third and fourth quarter can be attributed to increased correlation between securities as we enter into this bull market at a rapid and unanticipated rate.  In further detail, investors seeking high beta companies have been buying lower quality names, looking at factors such as poor credit quality, low earnings, bankruptcy risk and illiquidity.  American International Group Inc. (“AIG”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”) are prime examples of this effect.  During these periods, we may experience temporary losses but we believe it is prudent to continue to trade as we can enter many positions at attractive prices and increase the potential for a strong autumn.  We believe that our models are on the right track as the inception to date numbers have continued to outperform.

After a tumultuous 2008, market conditions in 2009 improved significantly with the S&P 500 Index up 26.46% for the year and the Dow Jones Industrial Average up 22.68%.  Despite stronger markets, the economy is still far from recovery as the unemployment rate was at 10.0% as of December 31, 2009, and the U.S. Federal Funds rate continues to be unchanged at 0.00% - 0.25%.

The Fund had its greatest net overweights in the financials and consumer discretionary sectors.  The long sleeve of the financials sector underperformed the benchmark, whereas the short sleeve of the sector outperformed.  In contrast, the long holdings of the consumer discretionary sector contributed to alpha and the short holdings of the sector detracted from performance.  The Fund was net short the consumer staples and information technology sectors, with the consumer discretionary sector adding to overall performance and the information technology sector detracting.  On a net basis, the strongest sector for the year was the industrials sector and the weakest sector for the year was the financials sector.

Within the long sleeve of the Fund, the top three contributors were Apple Computer Inc., Western Digital Corp. and Bristol-Myers Squibb Co.  The top three detractors were Exxon Mobil Corp., Allstate Corp. and Torchmark Corp.  Within the short sleeve of the Fund, the top three contributors were Allegheny Technologies Inc., Lowe’s Cos. Inc. and Goodyear Tire & Rubber Co.  The top three detractors were Freeport-McMoRan Copper & Gold Inc., Southwest Airlines Co. and Amazon.com Inc.

As of April 6, 2009, the Fund transitioned from a 120/20 strategy to a flexible 140/40 approach.  Despite the adoption of a more flexible long/short ratio, there were no drastic changes in weightings during the year.

The latter half of the year was marked by a beta rally as described previously.  Despite this trend of low quality stocks and high beta companies, we do not believe trading low quality stocks is sustainable and ultimately profitable.  We believe that the first stage of the recovery trade is coming to an end.  Beta of the markets should gradually become less important as investors begin to focus more on underlying fundamentals of companies.  We also believe that balance sheet and earnings quality will be positively rewarded in 2010.  Valuations of securities will be enhanced by considering momentum, as trends for the next business cycle begin to form.

JNL/Credit Suisse Long/Short Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	24.86%
Since Inception	-5.57%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	25.07%
Since Inception	-5.37%
(Inception date January 16, 2007)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle Core Equity Fund
Eagle Asset Management, Inc.
Team Management

Objective:
The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondly, current income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 33.83% for Class A shares compared to 26.46% for the S&P 500 Index.

The Fund’s strong relative performance reflected superior stock selection and sector allocation during a year that spanned the depth of the worst recession since the Great Depression and the stock market’s discounting of economic recovery.  In response to relative valuation disparities and in anticipation of improved economic conditions, the Fund was positioned early in the year to participate in economically sensitive sectors by overweighting technology and consumer discretionary while underweighting the more stable consumer staples and utility sectors.

The stock market covered two phases during the year: a selloff phase lasting through early March, followed by a recovery phase that extended through year end.  When the year began, investor confidence was overwhelmed by deepening recessionary conditions, disappointing earnings reports and guidance, continued financial system stress, uncertainty as to the effectiveness of government financial rescue and economic stimulus plans, and the higher tax and deficit implications of an particularly expansive fiscal 2010 federal budget proposal.

Stock prices turned higher in early March following comments by major bank CEOs indicating profitable operations during the first two months of the year.  Market gains continued through September, supported initially by investors’ willingness to focus on early signs of encouragement which were gradually confirmed in data showing evidence of global economic stabilization and recovery.  The rally stalled during October, however, on investor concerns over the sustainability of economic recovery following 3.5% third quarter real GDP growth when levels of monetary accommodation and fiscal stimulus programs are gradually removed.  Investor sentiment turned positive again in early November as prospects of continued recovery following the third quarter real GDP rebound was supported by positive economic data.  But in mid-November stock prices flattened out for several weeks following a warning by U.S. Federal Reserve Chairman Bernanke, of a weakened economic rebound due to high unemployment, tepid bank lending and problems in commercial real estate.  Indices moved higher later in December on positive economic releases that included consumer spending, consumer confidence, holiday retail sales, durable goods and capital equipment orders, low core inflation and declining jobless claims.

Sectors that contributed to the Fund’s performance were telecommunication services, financials, energy, information technology, consumer discretionary, consumer staples, industrials and utilities.  Sectors that detracted from the Fund’s performance were materials and healthcare.  Companies that contributed to the Fund’s performance were Sprint Nextel Corp., Apple Inc., Macy’s Inc., Staples Inc. and Applied Materials Inc.

Significant purchases during the year included Macy’s Inc., Dell Inc., Adobe Systems Inc., Viacom Inc., Electronic Arts Inc. and UnitedHealth Group Inc.  Significant sales during the year included Dell Inc., Adobe Systems Inc., CVS Caremark Corp., Intel Corp., Morgan Stanley, Sprint Nextel Corp. and American Express.

Percent changes in sector and cash weightings during the year were materials, up 3.0%; energy, up 2.8%; industrials, up 1.6%; financials, up 0.2%; consumer discretionary, unchanged; utilities, unchanged; telecommunication services, down -0.1%; healthcare, down -1.2%; information technology, down -1.2%; cash, down -2.2%; and consumer staples, down -2.9%.

Overall sector positioning continues to be more reflective of a dynamic process that seeks fundamentally attractive businesses selling at reasonable valuations than a macro based, top down strategy.  Currently, this discipline has produced overweighted Fund positions in consumer discretionary and healthcare with below market exposure in consumer staples and utilities.

JNL/Eagle Core Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	33.83%
5 year	-0.96%
10 year	-0.97%

Average Annual Total Returns for Class B Shares
1 year	34.26%
5 year	-0.74%
Since Inception	-0.16%
(Inception date March 5, 2004)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle SmallCap Equity Fund
Eagle Asset Management, Inc.
Bert L. Boksen & Eric Mintz

Objective:
The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 35.52% for Class A shares compared to 34.47% for the Russell 2000 Growth Index.  Outperformance resulted from investments in more cyclical investments that participated in 2009’s strong rally. Growth outperformed value during the year and cyclicals were notable outperformers.

On an absolute basis, energy, materials, consumer staples, consumer discretionary and information technology were each up more than 50% in 2009.  On a relative basis, energy, materials and consumer staples were positive contributors.  On an absolute basis, financials traded down during the year; healthcare, financials and information technology detracted from relative returns.

Our strongest stocks for the year included Huntsman Advanced Materials LLC (“Huntsman”), Rovi Corp. (“Rovi”) and American Medical Systems Holdings Inc. (“American Medical Systems”).  Chemical producer Huntsman remains our best overall stock for 2009.  This highly cyclical company rose in anticipation of an economic recovery and due to its cost reduction program.  Rovi, a provider of solutions that enable digital product protection, had strong performance due to excitement about a significant new contract, strong financial performance and increased guidance.  American Medical Systems benefitted from increased new product flow, increased operational efficiency and the addition of new management.

Lagging stocks for the year were EMS Technologies Inc. (“EMS Technologies”), Thoratec Corp. (“Thoratec”) and Northwest Pipe Co. (“Northwest Pipe”).  EMS Technologies declined on lower than expected earnings and muted guidance.  The stock remains in the Fund as an important change in management has been implemented.  Thoratec traded down slightly but it had a particularly strong effect overall due to its heavy weighting in the Fund.  The stock remains in the Fund as the company is expected to outperform due to continued strong financial results and potential pipeline announcements.  Northwest Pipe fell after the company pre-announced disappointing third quarter results and delayed filing its financial reports due to an ongoing investigation in accounting irregularities.  The stock remains in the Fund due to favorable prospects for its end markets in 2010 and the belief that the stock’s current valuation more than adequately discounts the risks associated with an accounting restatement.

Significant purchases during the year included Varian Semiconductor Equipment Associates Inc., DTS Inc., Informatica Corp., ON Semiconductor Corp., FormFactor Inc., Coinstar Inc., Regal-Beloit Corp., Ritchie Bros. Auctioneers Inc., Landstar System Inc. and Teradyne Inc.  Significant sales during the year included FTI Consulting Inc., WMS Industries Inc., Factset Research Systems Inc., Intrepid Potash Inc., John Wiley & Sons Inc., Corrections Corp. of America, Investment Technology Group Inc., Texas Industries Inc., ResMed Inc. and Ameron International Corp..

During the year, the Fund increased weightings in information technology in line with the appreciation of the benchmark.  In financials, the Fund moved from an underweight position to a slight overweight and in industrials the Fund went from a significant underweight to an in line position.  The Fund decreased weightings in healthcare from an overweight position to in line with the benchmark.

We believe that continued government stimulus, stabilization of home prices, strong growth from emerging markets and easy economic comparisons are expected to lead to further strength in equity markets.  We believe government policy is expected to keep short-term rates low through the mid-term elections with some increase in long-term rates.  Over the long-term, we believe government spending is expected to be somewhat inflationary and, therefore, the Fund has established a modest overweight in hard commodities.

JNL/Eagle SmallCap Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	35.52%
5 year	2.89%
10 year	3.61%

Average Annual Total Returns for Class B Shares
1 year	35.76%
5 year	3.10%
Since Inception	4.22%
(Inception date March 5, 2004)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Global Growth Fund
Templeton Global Advisors Limited
Team Management

Objective:
The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 31.06% for Class A shares compared to 29.99% for the MSCI World Index.

While the Fund’s recent bias towards well capitalized, cash generating stocks on the higher end of the quality spectrum was out of step with the equity market risk rally in 2009, the Fund benefited from our careful stock selection and preference for globally diversified businesses.

Equities entered 2009 pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in history.  Central bankers lowered interest rates and expanded access to credit in 2009, boosting the fortunes of lower quality companies and emerging market stocks with intrinsic growth potential.

All regions and sectors delivered double digit absolute gains during the year under review.  Asian holdings led regional performance as a result of both the Fund’s significant underweighting in the weak Japanese market and its overweighting in stronger emerging Asian markets.  Overweighted positions in companies domiciled in some mature western European countries detracted from returns in 2009.

From a sector perspective, consumer discretionary had the Fund’s largest overweighting and also some of the best performing stocks.  Retail and automotive stocks in particular rebounded as policymakers slashed borrowing costs and incentivized consumption.  Information technology holdings also outperformed, and the Fund maintained above benchmark exposure to the sector.  We believe many companies in this sector offer a superb balance sheet profile and an ability to generate tremendous amounts of free cash flow for growth, acquisitions or shareholder returns.  The Fund also maintained an overweighting in the healthcare sector, though those holdings detracted from performance as the rally favored stocks more leveraged into an economic recovery.  Still, fundamentals remain sound in select sector stocks and average valuations are near 15 year lows, creating what we believe are compelling current buying opportunities for long-term investors.

The materials sector was less fundamentally attractive to us within our disciplined valuation framework, where valuations are again approaching the inflated levels reached in the lead up to the financial crisis. The Fund’s materials underweighting detracted from performance in 2009 as commodities delivered their best annual gains on record.  Resurgent financials also underperformed due to the Fund’s underweighting in a sector that remains fraught with balance sheet and regulatory risk.  The Fund was rewarded, however, for its underweighting in the defensive consumer staples sector, where rising input costs and increasing competition from private label brands has made it difficult to find long-term bargains amid current valuations.

The Fund’s holdings in U.S. based clothing retailer Chico’s FAS Inc. and South Korean auto manufacturer Hyundai Motor Co. both more than tripled in value.  Our technology holdings outperformed in 2009, led by South Korean electronics manufacturer Samsung Electronics Co. Ltd., which benefited from a cyclical demand recovery in the latter part of the year.

Notable acquisitions during the year included U.S. oil company Chevron Corp., U.S. cable operator Time Warner Cable Inc. and Bermudan reinsurer RenaissanceRe Holdings Inc.  We also added to existing holdings in Swiss pharmaceutical company Roche Holding AG and UK telecommunications operators Vodafone Group Plc and Singapore Telecommunications Ltd.  Notable liquidations included the Royal Bank of Scotland Group Plc and Finnish paper company UPM-Kymmene Oyj.

We believe continued leadership from the market’s riskiest stocks is most likely unsustainable; valuations of higher quality stocks remain depressed relative to low-quality stocks, creating discounted entry points into the investments that we believe are likely to survive an uncertain recovery and thrive in a more discriminating market environment.

JNL/Franklin Templeton Global Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	31.06%
Since Inception	-7.99%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	31.21%
Since Inception	-7.78%
(Inception date January 16, 2007)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Income Fund
Franklin Advisers, Inc.
Edward D. Perks & Charles B. Johnson

Objective:
The investment objective of JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 32.92% for Class A shares compared to 26.46% for the S&P 500 Index and 5.93% for the Barclays Capital U.S. Aggregate Bond Index.  An equity market rally, strong corporate bond performance and a heavier weighting in corporate bonds versus stocks were factors affecting the Fund’s performance.

During the year, long-term interest rates increased as the economy began to recover and the financial system moved away from the turmoil that engulfed markets beginning in the second half of 2008.  Despite the modest increase in long-term interest rates during the year, corporate bonds rallied as credit spreads contracted from their extremely elevated levels on December 31, 2008.

Corporate bonds, particularly high yield bonds, surged during the year as companies that survived the credit crisis began to access the capital markets.  One of the Fund’s largest holdings at the start of the year, Ford Motor Credit Co., advanced as automotive finance companies maintained access to funding.  Additionally, the overall automotive sector improved partly due to government involvement through the “cash for clunkers” program, which helped stimulate auto industry sales.  The Fund also benefited from the strong performance of other high yield issuers such as iStar Financial Inc., Tenet Healthcare Corp. and Charter Communications Holdings Inc.

Energy sector holdings also recovered sharply with strong gains realized by companies involved in the oil and gas production and pipeline business including Chesapeake Energy Corp., PetroHawk Energy Corp. and El Paso Corp. As the economy emerged from recession, commodity prices improved and helped drive positive results and, we believe, a more favorable outlook for companies in the sector.

With a strong recovery in credit and equity markets, convertible securities delivered substantial gains, and the Fund’s holdings in convertible bonds and convertible preferred stocks were strong contributors to overall performance.  Real estate sector holdings Vornado Realty Trust and Duke Realty Corp. advanced as property and real estate financing markets began to recover.  Technology holdings in Advanced Micro Devices Inc. and Maxim Integrated Products Inc. were strong as demand for semiconductors improved.

Although some common stock holdings, such as Southern Co., Pfizer Inc. and Ameren Corp., detracted from performance, other positions including Merck & Co. Inc., Canadian Oil Sands Trust and JPMorgan Chase & Co. delivered strong gains.

During the year, we bought new holdings in Ford Motor Credit Co. and HCA Inc. corporate bonds, Exxon Mobil Corp. common stock and Citigroup preferred stock.  For many of our fixed income holdings, significant price increases provided us with an opportunity for profit taking, and we sold Sempra Energy, Dominion Resources Inc. and Illinois Power Corp. bonds.

The Fund began the year with a greater weighting in fixed income securities, largely corporate bonds, than in equities, and rapidly increased that weighting to take advantage of what we considered attractive valuations and a favorable risk adjusted return profile offered by the sector relative to other asset classes.  As we ended the year, the Fund took advantage of several profit taking opportunities in corporate bonds, and thus shifted toward a more balanced portfolio of equity and fixed income securities.

JNL/Franklin Templeton Income Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	32.92%
Since Inception	1.19%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	33.07%
Since Inception	1.39%
(Inception date May 1, 2006)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Mutual Shares Fund
Franklin Mutual Advisers, LLC
Peter A. Langerman, Deborah A. Turner & F. David Segal

Objective:
The investment objective of the JNL/Franklin Templeton Mutual Shares Fund is capital appreciation, which may occasionally be short-term, and secondarily, income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 26.74% for Class A shares compared to 26.46% for the S&P 500 Index.

Our inherent investment focus is on buying securities when they are trading at a meaningful discount to our analysis of intrinsic value and selling them as they trade close to that value.  We also buy distressed securities and participate in merger arbitrage and privately negotiated transactions when we believe the investments can generate attractive risk adjusted returns.  As a result, the Fund frequently contains sector and security allocations that are significantly different than those of its benchmark.

The Fund held some currency forwards and a few index puts throughout the year, and also sold some covered call options.  The index puts the Fund owned were listed, exchange-traded broad index puts, and they were used to somewhat hedge a small portion of the Fund against systemic risk to the market.  The index puts had a small negative impact on performance for the year.  Currency forwards are used to somewhat hedge the currency risk of the Fund’s non-U.S. dollar security investments.  As the U.S. dollar depreciated throughout the year versus most other major currencies, the hedges weighed on the Fund’s performance throughout the year.  The Fund managers also sold some covered calls against a few stock positions, which had a minimal negative effect, offset of course by the increase in the prices of the Fund’s underlying stocks.

The year under review was remarkable for the extent of the stress imposed on and absorbed by the global economic infrastructure and the dramatic market rebound from historical lows.  The global banking system’s survival came into question, home prices dropped precipitously and economic paralysis spread.

As the U.S. and other global economies climbed out of recession, the rebound in equity and credit markets was driven by a sequence of factors: the mere survival of the banking system; generally positive results of government “stress tests” of major financial institutions; signs of stabilization in the U.S. housing market; improving credit conditions; and resumption of economic activity.

As the stock market broadly rebounded in 2009, many Fund investments increased in value.  Microsoft Corp. shares performed well as cost discipline throughout the company positioned it well for the rebound.  Virgin Media Inc.’s management sought to improve efficiencies, and the company’s second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth.  The Fund’s investment in International Paper Co. appreciated as the company expanded margins partly through productivity initiatives, helping it deliver strong operating results and free cash flow.

Some of the Fund’s investments did not fare as well and lost value during 2009.  Eastman Kodak Co.’s stock depreciated as operational losses and revaluation of post retirement assets and liabilities significantly eroded its book value in the first quarter.  Supermarket operator Kroger Co. did not perform well in 2009 as food price deflation in the second half of the year contributed to lower than expected operating earnings. The Fund’s Deutsche Post AG holdings declined in value during the time the Fund held them, primarily due to concerns about the negative outlook for global growth.  In addition, concerns grew about Deutsche Bank AG’s ability to close the Deutsche Postbank AG sale and rumors of a dividend cut.  The Fund sold its position prior to the dividend cut announcement in early 2009.

New Fund positions included common stock Wyeth, which was later liquidated as it was acquired by Pfizer Inc., Vodafone Group Plc, Altria Group Inc., Barclays Bank Plc, Cable & Wireless Plc, Pepsi Bottling Group Inc. and preferred stock of Citigroup.  The Fund liquidated its positions in several holdings, the largest of which included the common stock of Comcast Corp., Qwest Communications International Inc., United Technologies Corp., Time Warner Inc. and Constellation Energy Group Inc.

The Fund began the year with slightly under 6% in cash and dropped down to as low as slightly more than 2% by the end of March, as the Fund became nearly fully invested.  As securities appreciated, the Fund’s sector weightings changed a bit through year end, but none by more than 2% of the Fund’s total net assets with the exception of the Fund’s consumer discretionary sector weighting which dropped by approximately 4% over the course of the year as the Fund took profits on several related positions.  The cash weighting, due to the sale of some equity holdings and appreciated distressed investments, as well as the completion of some merger arbitrage investments, increased to approximately 12% of the Fund’s total net assets by year end.  Given the dramatic nature of the sell off in the equity markets, we anticipate continued opportunities in the area of undervalued equities as 2010 unfolds.  Merger and acquisition activity increased over the latter part of 2009, and we expect it to accelerate further.

Formidable headwinds remain, as the reserve currency status of the U.S. dollar continues to be questioned, as does the ability of the U.S. Federal Reserve to scale back monetary stimulus without slowing the economic recovery.  Imbalances and upheavals often generate mispriced securities, and that volatility should help us find value for our shareholders.

JNL/Franklin Templeton Mutual Shares Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	26.74%
Since Inception	-7.72%
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 year	27.00%
Since Inception	-7.55%
(Inception date January 16, 2007)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Small Cap Value Fund
Franklin Advisory Services, LLC
Team Management

Objective:
The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of  33.80% for Class A shares compared with 27.68% for the Russell 2500TM Value Index.

During the 12 months under review, the equity markets hit a low in early March and quickly rebounded as investors began to see signs of economic recovery.  In this environment, stock markets made strong gains for the year.  Among small cap stocks, growth outpaced value as investor risk aversion began to subside.  All major sectors in the Fund’s benchmark posted positive results, with the most significant gains in consumer discretionary, information technology and materials.

Contributors to Fund performance included the consumer discretionary sector, particularly the automobile industry.  The industrials sector boosted performance with notable results in the building products and machinery industries.  In the energy sector, the energy equipment and services industry helped results.  The financials sector detracted from performance mainly due to holdings in the thrifts and mortgage finance industry.

Fund performance benefited from several consumer discretionary sector holdings, including Thor Industries Inc., Group 1 Automotive Inc., J.C. Penney Co. Inc. (“J.C. Penny”), Men’s Wearhouse Inc., La-Z-Boy Inc. and Autoliv Inc. Materials sector holdings Reliance Steel & Aluminum Co. and Westlake Chemical Corp. contributed to returns, as did industrials sector holding Universal Forest Products Inc.

Detractors from performance included several financials sector positions, including TrustCo Bank Corp., Montpelier Re Holdings Ltd., RLI Corp., StanCorp Financial Group Corp. and Corus Bankshares Inc. Industrials sector holdings Wabash National Corp., Gibraltar Industries Inc. and SkyWest Inc. detracted from results, as did General Maritime Corp. in the energy sector.

Significant purchases during the year included new positions in Pharmaceutical Product Development Inc., Gardner Denver Inc., J.C. Penney and Ceradyne Inc. Other significant purchases included adding to holdings in Protective Life Corp., Rowan Cos. Inc., Trinity Industries Inc. and Steris Corp.  During the year, the Fund liquidated positions in Monaco Coach Corp., General Maritime Corp., Syncora Holdings Ltd. and Corus Bankshares Inc., among others.

The Fund will continue to invest in small cap companies we believe are selling below their underlying worth.  Our strategy is to buy and hold fundamentally sound companies for five years or more on average.  We purchase securities at what we consider attractive prices, often when they are out of favor with other investors.  We select securities without regard to benchmark comparisons, and we aim for long-term results.  We are confident that over time the market will provide opportunities for us to execute our strategy with success.

JNL/Franklin Templeton Small Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	33.80%
Since Inception	1.84%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	33.96%
Since Inception	2.04%
(Inception date May 2, 2005)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Core Plus Bond Fund
Goldman Sachs Asset Management, L.P.
Team Management

Objective:
The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 14.16% for Class A shares compared to 5.93% for the Barclays Capital U.S. Aggregate Bond Index.  The primary factors that influenced the Fund’s performance relative to its benchmark were an allocation to riskier assets, such as credit sensitive mortgages and corporate bonds.

The U.S. economy appears to be back on the road to recovery after suffering its worst recession in the post war era. The combination of improving financial conditions and stability in economic data led to a drastic increase in demand for risky assets during the year.  All spread sectors significantly outperformed Treasuries in 2009.  The largest outperforming sectors were high yield corporate bonds and commercial mortgage-backed securities (“CMBS”), which returned 58.21%, as measured by the Barclays Capital High Yield Index, and 28.45%, as measured by the Barclays Capital CMBS Index, respectively, in 2009. Many spread sectors have gained back their 2008 underperformance as liquidity and risk appetite returned to the market. Interest rates rose over the year, with the 2-year Treasuries increasing 37 basis points (“bps”) to 1.14% and 10-year Treasuries increasing 163 bps to 3.84%. Short-term rates remained anchored by the U.S. Federal Reserve Board (“Fed”), which continues to commit to an extended period of low interest rates.

Top-down strategies contributed to performance during the year. In addition, duration positioning positively impacted the Fund’s returns, as did cross sector positioning.  With regard to our duration and yield curve positioning, the Fund’s fundamental short position in the long end of the curve contributed as rates rose across the curve.  Cross sector positioning was also a key contributor. The Fund’s strategic and tactical overweight to spread sectors relative to the benchmark was a key driver of performance.  An overweight exposure to credit sensitive mortgages contributed positively to performance as non-agency mortgages posted strong returns in both July and September. In addition, an overweight exposure to the corporate sector proved beneficial as the sector outperformed in 2009 as spreads tightened.

Bottom-up security selection in the securitized and government agency sectors were the primary contributors to the Fund’s performance.  Security selection within the collateralized sector was positive, due to our focus on the most senior tranches of credit sensitive mortgages.  Security selection within the government/agency sector also had a positive impact on performance, such as our preference for Treasury Inflation-Protected Securities (“TIPS”) and government-guaranteed securities.  This was slightly offset by corporate security selection.

We are targeting a short duration position, as we expect a very large issuance of longer dated Treasuries.  In addition, with the support from central bank buying greatly reduced, the risk of higher long dated yields remains.  Within the mortgage sector, we are overweight non-agency mortgages and favor deeply distressed senior non-agency residential mortgage-backed securities.  Specifically, we like senior tranche non-agency adjustable rate mortgages (“ARM”) backed by Alt-A and Option ARM collateral.  We also favor corporates, as we believe spreads remain high relative to default and recovery rates.  Within the corporate sector, we are negative on industries that are highly susceptible to a growth slowdown.  Rather, we favor defensive sectors, such as energy, pipelines and cable, and are avoiding cyclical sectors, such as consumer products, retail and technology.  We are overweight financials and focusing on large property and causality insurers and banks.  Within banking, we are focusing on large money center banks.

JNL/Goldman Sachs Core Plus Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	14.16%
5 year	4.47%
10 year	6.48%

Average Annual Total Returns for Class B Shares
1 year	14.47%
5 year	4.71%
Since Inception	4.94%
(Inception date March 5, 3004)

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs Asset Management, L.P.
Team Management

Objective:
The investment objective of the JNL/Goldman Sachs Emerging Markets Debt Fund is a high level of total return consisting of income and capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 23.06% for Class A shares compared to 21.98% for the JPMorgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index.

Based on our proprietary factor based risk and attribution model and on a total return basis, contributors to performance included the Fund’s active currency exposure to the Brazilian real, the Peruvian new sol and the Indonesian rupiah. Also contributing to performance was its country and security selection of Russian and Turkish local market debt. Detractors from performance included the Fund’s country and security selection of local market debt from Mexico, Indonesia and Peru.

The Fund does not employ derivatives in order to gain leverage or to generate short term, tactical returns. Derivatives used in the Fund are used to gain access to markets and trade ideas in the most efficient manner.  The performance of the derivatives themselves did not significantly result in contributors or detractors from the Fund’s performance, however derivatives may have been used as an implementation vehicle for trade ideas and those trades ideas would have contributed or detracted from the Fund’s performance.

Emerging market debt spreads on the JPMorgan Emerging Market Bond Index (“EMBI”) Global Diversified Index ended the year more than 300 basis points (“bps”) narrower, reaching their tightest levels since June 2008. The degree of spread tightening in 2009 was largely driven by original wide spread levels. In hindsight, 2009 was a year where being long beta did indeed deliver excess returns. The JPMorgan EMBI Global Diversified Index posted a 29.82% return during the year, its second best performance in history (1996 posted a 37.75% return). With spreads at 288 bps at the end of December, they were less than half of where they started 2009 (748 bps). With the degree of dispersion in spreads across countries much narrower today, with no imminent catalyst to break out of recent ranges, and with less obvious points of dislocation, we believe 2010 will demand even more fastidious emphasis on country and security selection to deliver excess returns.

In local markets, the JPMorgan GBI-EM Global Diversified Index posted a 21.98% return in 2009 (in unhedged USD terms). This gain was propelled by a 16.78% return from foreign exchange appreciation and bolstered by a 5.20% contribution from rate declines. Historically, looking at cumulative returns since the inception of the JPMorgan GBI-EM Global Diversified Index in 2002, foreign exchange has contributed 60-70% of overall returns and risk, with the residual driven by rates. We anticipate currency returns and risk will be the dominant determinant of overall local market exposure in the medium term, as the foreign exchange story should remain well underpinned by relative growth differentials, capital flows and carry, which all favor emerging markets over industrialized countries.  In contrast, the rate story remains less compelling, given relative low excess risk premia and, as emerging market economies recover more quickly, monetary policy is likely to normalize ahead of monetary policy in the industrialized world. Still, we think there is room for rate declines in the near future, as some curves are pricing in more aggressive rate hikes than we think will materialize.

On a total return basis, the Fund’s country and security selection sectors detracted from performance while active currency exposure contributed to overall returns.

Our Fund has historically benefited from a bottom-up approach based on country and security selection and evaluating the disparity between fundamentals embedded in the price and our view on fundamentals.  While global macro themes have also been important, country specific themes have played a driving role.  We focus on the following themes: dominance of macro themes, flow of investment capital, rebalancing of external accounts across borders and trajectory of growth, to drive the basic strategy.  The Fund management team is focusing on these themes to balance out bottom-up country views.

JNL/Goldman Sachs Emerging Markets Debt Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	23.06%
Since Inception	15.12%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	23.38%
Since Inception	15.36%
(Inception date October 6, 2008)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Mid Cap Value Fund
Goldman Sachs Asset Management, L.P.
Team Management

Objective:
The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of  32.65% for Class A shares compared to 34.21% for the Russell Mid Cap® Value Index.

Throughout this market cycle, a disciplined focus on quality, cash generating companies with strong balance sheets and disciplined management teams has led to strong, long term performance.  The Fund’s quality biased approach served well as markets declined in the first quarter of 2009, but was challenged in the subsequent euphoric environment post March 9.  Despite the extreme rally that was particularly pronounced in the mid cap space, the Fund’s strategy managed to outperform its benchmark for the fourth quarter and finished slightly below its benchmark for the year.

In 2009, U.S. equity markets oscillated between extremes of fear and exuberance.  The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period.  As governments around the world coordinated a response to the financial crisis, extinction risk was removed for many companies.  Stocks rallied sharply off of the March 9th trough into the second and third quarters.  Propelled by investors’ renewed appetite for risk, markets were driven by the most battered names from the first quarter.  Markets continued to experience gains through the year end, albeit less pronounced.  The economy showed encouraging signs of stabilization and improvement.  However, despite some positive economic data, concerns about the elevated 10% unemployment rate, the U.S. Federal Reserve Board’s outlook on interest rates, and the strength of the U.S. dollar continue to weigh on the markets.

The S&P 500 Index returned 26.46% in 2009.  All sectors ended the year in high positive territory, and growth stocks outpaced the gains of value stocks.  Within the value space, mid cap stocks experienced the most dramatic rise in 2009, with gains of over 34% for the year.  Market trends were particularly pronounced in the mid cap value index.  Over 40% of the Fund’s benchmark consists of the consumer discretionary and financials sectors, which climbed over 148% and 91%, respectively, from their March 9th lows.  These sectors contain some of the most credit or economic sensitive companies, including REITs, retailers, autos, media and hotels, many of which rebounded dramatically in the recent risk charged rally despite the absence of catalysts or improving fundamentals.

Stock selection was strong in energy and materials.  In the energy sector, exploration and production companies Whiting Petroleum Corp.’s and Newfield Exploration Co.’s, shares were boosted by the announcement of a major acquisition in the industry signaling potential future consolidation, in addition to improving energy prices during the latter part of the quarter.  Fund performance was boosted by stock selection in materials, driven by stocks tied to an economic recovery and with high operating leverage, such as specialty chemical producer Huntsman Corp.

Select holdings in consumer discretionary and technology detracted from performance.  Shares retailers, including J.C. Penney Co. Inc. declined during the reporting period due to market concerns over consumer sales trends.   Holdings in PPL Corp. and Entergy Corp.  also detracted from performance.  While both companies lagged due to a combination of cool weather, weak industrial sales and lower power prices, Entergy Corp. also delayed a spin-off of its nuclear business.  Entergy Corp. was sold in the fourth quarter.

The Fund initiated positions in Boston Properties Inc. and Newfield Exploration Co.  Boston Properties Inc. has a strong balance sheet and an experienced management team that we believe will effectively navigate through the current, challenging environment.  Newfield Exploration Co. is an oil and gas company with operations in the U.S.  Recently, the company has focused its strategy of divesting from its high cost, short lived assets and increased development of properties with long production lives and lower costs.  In our view, the company is currently trading at an attractive valuation that does not reflect this transformation.  H&R Block Inc. and Becton Dickinson & Co. were sold.  We believed competitive pressures had been negatively impacting H&R Block Inc.’s pricing power and market share.  Becton Dickinson & Co. hit our price target.

We believe that the current environment presents an opportunity to add great franchises to the Fund at compelling valuations, as many companies with strong balance sheets and disciplined management have lagged in the recent rally.  Within financials, we continue to favor insurance companies such as,  WR Berkley Corp., which provide the opportunity for pricing improvement and market share gains due to decreased competition.  We also continue to favor asset managers and diversified financial services companies such as, Principal Financial Group Inc.,  who have strong capital positions and should benefit from an improving economic environment.  In the energy space, we added to Whiting Petroleum Corp. and Dril-Quip Inc. to increase exposure to oil and oil service companies that we believe should benefit from the favorable near term supply and demand imbalance in oil.

During the fourth quarter, we took profits on select names that had benefited from the recent stock price strength.  We reduced our exposure in consumer discretionary stocks, which included selling out of media stock Viacom Inc., which performed well during the quarter and the year.  We trimmed our position in natural gas producer, Range Resources Corp., a former core energy holding.  We took some profits on Newfield Exploration Co., which remains one of our highest conviction names.

Looking into the U.S. equity market in 2010, we anticipate finding ample opportunities to buy quality businesses at deeply discounted valuations.  Many quality stocks are inexpensive relative to their lower quality peers; a valuation gap we expect to narrow over time as we enter into a more normalized environment.  Earnings should accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting.  Low borrowing costs should be a further tailwind to earnings.  As investors refocus on fundamentals, we believe that 2010 will be a fertile environment to generate alpha.  We continue to anticipate increased stock level differentiation going forward, distinguishing quality companies with robust business models from those likely to remain challenged.  We see prospects in select companies that are poised to benefit from an environment of lower competition, higher pricing and improved market share.  We maintain our focus on quality companies trading at compelling valuations, and believe that this long term discipline will help us navigate volatile markets.

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	32.65%
Since Inception	3.02%
(Inception date May 2, 2005)

Average Annual Total Returns for Class B Shares
1 year	33.09%
Since Inception	3.23%
(Inception date May 2, 2005)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Ivy Asset Strategy Fund
Ivy Investment Management Company
Michael L. Avery and Ryan F. Caldwell

Objective:
The investment objective of the JNL/Ivy Asset Strategy Fund is to seek high total return over the long-term.

Portfolio manager Commentary:
For the period September 28, 2009 through December 31, 2009, the Fund underperformed its benchmark by posting a return of 4.10% for Class A shares compared to 5.46% for the S&P 500 Index.

The Fund’s weaker performance during the period was attributable to an untimely underweight in consumer staples and industrials, and, to a lesser extent, technology stocks, which all performed well during the period.  A slight underweight in financials also hampered performance.

On a positive note, the Fund benefited during the period due to a significantly greater exposure to the materials sector and a healthy relative overweight in selected consumer discretionary stocks.  A strategic and meaningful underweight exposure in the healthcare sector, which struggled due to uncertainty surrounding healthcare reform and intense regulatory pressures, also boosted performance.  Additionally beneficial was the Fund’s smaller relative stake in energy and telecommunication services stocks and its complete lack of exposure to utilities.  Although the Fund was somewhat underweight in financials, better stock selection in this arena proved additive.

Superior stock selection in several other sectors worked to the Fund’s favor.  Better picks in the overweight materials sector, along with choices in the consumer staples and healthcare sectors added meaningfully to performance.

In an attempt to increase the Fund’s exposure to China and participate in market gains while protecting shareholders from downside risks, the Fund established a position in equity option securities at approximately zero cost.  This position protected shareholders from 5% downside while providing the opportunity to benefit if the market rose up to 15%.  Because the market level at year-end was relatively unchanged from the time that the Fund entered into this position, these options expired with little benefit or cost to the Fund.

During the period, the U.S equity market extended the rebound that began in March, and global stocks did even better than U.S. equities, due to renewed strength in developed markets and a powerful rise in emerging markets that has, in fact, caused some market pundits to become concerned about a new asset bubble.  Investors who regained their appetite for risk as recession concerns diminished, continued their reentry into global markets.  The final quarter of 2009 saw improvements in rising home sales, better retail  sales, strengthening industrial activity, less negative employment trends and continued low interest rates as the U.S. Federal Reserve (“Fed”) kept the Feds Fund rate accommodative.

Manufacturing indices from Europe to Asia are showing positive momentum and reflect broad manufacturing recovery.  Auto sales in places such as China are surging as a burgeoning Chinese middle class demonstrates its growing buying power.  Strong investment in infrastructure has also recovered, as have prices of commodities that support infrastructure build out.  These trends benefited the Fund’s exposure to the materials and consumer discretionary sectors, in particular.  Most notable during the period was the improving strength of the dollar, which became an issue in late November and early December.  This was a seminal event in our view, driven by improving investor sentiment, the tendency for mangers and investors to rebalance their portfolios at year end, particularly outside the United States.

Sectors that contributed to performance during the period included energy, materials, consumer staples, healthcare, financials and information technology. Sectors that detracted from performance include industrials, consumer discretionary, telecommunication services and utilities.

The greatest individual contributors to the Fund’s performance during the period were gold bullion, China Life Insurance Co. Ltd., Visa Inc., Industrial & Commercial Bank of China and Hyundai Motor Co.  The greatest individual detractors were Weatherford International Inc., Wynn Resorts Ltd., Sands China Ltd., Jacobs Engineering Group Inc. and Monsanto Co.

At year end, approximately 72% of the Fund’s assets were in equities, 15% was in gold bullion and the remaining 13% was net cash.

Average Annual Total Returns for Class A Shares
Since Inception	4.10%
(Inception date September 28, 2009)

Average Annual Total Returns for Class B Shares
Since Inception	4.10%
(Inception date September 28, 2009)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan International Value Fund
J.P. Morgan Investment Management Inc.
Jeroen Huysinga and Gert Woort-Menker

Objective:
The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 30.17% for Class A shares compared to 34.23% for the MSCI EAFE Value Index.

At the sector level, the Fund’s holdings in basic industries, transport services and consumer cyclicals contributed to outperformance, while underweights in banks, finance and insurance weighed on relative returns during the year.

Looking at regions, stocks in the emerging markets and a slight underweight in the UK added value, while holdings in Europe ex-UK and an underweight in the Pacific Rim detracted from performance.
2009 will long be remembered for how the global economy pulled back from the brink of collapse. Less than a year ago, investors were staring at the prospect of a systemic meltdown.  Today, thanks in large part to policymakers’ aggressive response to the crisis, the global banking system has been stabilized, financial markets are functioning normally and the world economy is on the mend with most of the G7 nations having emerged from recession.  Markets have responded positively to these developments.  The Fund’s benchmark rose by more than 90% from its March 9 low, fuelled by the prospect of an economic pick up.

Nintendo Co. Ltd., the Japanese electronic game maker, had a difficult year, reporting a 52% year over year decline in earnings for the fiscal first half ended September 30.  Weak consumer demand and increased competitive pressures undermined the company’s profits.  Price cuts by rival gaming console makers Sony Corp. and Microsoft Corp., combined with a shortage of new blockbuster titles, have reduced sales of the Wii, forcing Nintendo Co. Ltd. to cut its own prices.  Meanwhile, the DS handheld unit increasingly has contended with smart phones, which can download games online.  Despite the difficult environment, the company remains profitable and has a rock solid balance sheet.

Hon Hai Precision Industry Co. (“Hon Hai”), the Taiwanese electronics contract manufacturer, performed well during the year. The stock surged on the back of better than expected earnings and signs of a turnaround in demand.  Despite the severity of the downturn, Hon Hai generated a notable net profit in the first nine months of 2009, up from the previous year.  In response to the economic crisis, management moved aggressively to cut costs through employee layoffs, consolidating facilities and curbing capital expenditures.  In recent months, demand for PCs and cell phones have started to recover, which should benefit Hon Hai, one of the world’s most successful contract manufacturers of electronic products, a supplier of iPhones for Apple Inc. and PS3 gaming consoles and notebook computers for Sony Corp. and Hewlett-Packard Co.

The Fund is driven by a bottom-up strategy that seeks to add value by identifying the most attractive value stocks within each global sector.  Stocks are purchased and sold based on valuation signals, as measured using a proprietary dividend discount model, and the existence of a timely catalyst that will unlock the stock’s inherent value.

Major transactions during the year included purchases of  BP Plc, Siemens AG, Royal Dutch Shell Plc, ING Groep NV, Sumitomo Mitsui Financial Group Inc. and UniCredit SpA and sales of Honda Motor Co. Ltd., E.ON AG, Mitsubishi UFJ Financial Group Inc., Credit Suisse and Australia & New Zealand Banking Group Ltd.  BP Plc, ING, Credit Suisse and  Australia & New Zealand Banking Group Ltd. were bought and sold during the year.

Entering 2010, one may reflect on whether equity markets can continue to build on gains seen in 2009.  It is certainly not out of the question.  While funds have flowed out of cash in recent months, most have been diverted into fixed income instruments.  Only a small portion has gone into equities.  That suggests a significant amount of “fire power” remains and is capable of fuelling further gains in stocks.  Whether that fire power is actually put to use, however, is a different matter.

While economic conditions will continue to improve, we believe that markets are reaching a point where further gains in share prices increasingly must be justified by evidence of improving fundamentals. Much of the fiscal and monetary stimuli  so instrumental in reviving activity are starting to ebb.  Central banks in Australia, Norway and Israel already have begun to raise interest rates and key emerging markets, such as Brazil, China and India, are implementing administrative measures designed to pre-empt asset bubbles.  The larger, developed economies are not at that point, but concerns about inflation and budget deficits will likely prompt more talk of “exit strategies” as the year progresses.  The central question then becomes: can private demand take up the slack?

In such an environment, stock picking will be key.  Companies that deliver earnings that justify their current valuations could see their stocks rise further.  Those that cannot will be derated.  To that end, we continue to focus on reasonably priced, well managed, profitable companies with solid balance sheets and strong market positions.   We believe such firms are most likely to increase earnings even in the midst of a lackluster economic environment.

JNL/JPMorgan International Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	30.17%
5 year	4.83%
10 year	0.68%

Average Annual Total Returns for Class B Shares
1 year	30.60%
5 year	5.08%
Since Inception	6.85%
(Inception Date March 5, 2004)

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan MidCap Growth Fund
J.P. Morgan Investment Management Inc.
Christopher M.V. Jones & Tim Parton

Objective:
The investment objective of the JNL/JPMorgan MidCap Growth Fund is to seek capital growth over the long-term.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 42.96% for Class A shares  compared to 46.29% for the Russell Midcap® Growth Index.

Midcap growth managers in general had a difficult year, with only approximately one quarter outperforming the Russell Midcap Growth Index.  The Fund, which seeks high quality growth companies, was negatively impacted as the smallest market capitalization, lowest priced, lowest quality and lowest growth stocks outperformed during the year.

2009 will certainly be remembered as one of the most volatile periods in U.S. equity market history.  The onslaught of continuously poor economic data continued well into 2009 as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence.

However, U.S. equity markets rebounded strongly from their March 2009 lows as investors began to realize that the banking system was not insolvent and that economic activity was not in a terminal freefall.

Stock selection in the financial services and healthcare sectors detracted from performance, while stock selection in the consumer discretionary sector and a portfolio underweight in the consumer staples sector benefited results.

At the individual stock level, Leap Wireless International Inc. was a top detractor from performance.  The wireless communications carrier was hurt by growing competition in the prepaid wireless market and pricing pressures.

Among the contributors to performance was Amdocs Ltd., a provider of software and services to the communication services industry. The company benefited from stabilization in its discretionary business combined with strong recurring revenues.

Significant purchases during the  year included Cognizant Technology Solutions Corp., Marvell Technology Group Ltd., UnitedHealth Group Inc., WW Grainger Inc. and Education Management Corp.  The top five liquidated positions included ITT Educational Services Inc., Ecolab Inc., Harris Corp., Celgene Corp. and John Wiley & Sons Inc. Over the past year, the Fund increased its consumer discretionary and technology weightings and decreased those in the financial services and healthcare sectors.

The Fund employs a bottom-up approach, seeking to invest in dominant franchises with predictable business models deemed capable of achieving sustained above average growth.  This approach has led to an overweight versus the Fund’s benchmark in the technology and consumer discretionary sectors and an underweight versus its benchmark in the consumer staples and utilities sectors.

JNL/JPMorgan MidCap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	42.96%
5 year	0.40%
10 year	-7.65%

Average Annual Total Returns for Class B Shares
1 year	43.25%
5 year	0.60%
Since Inception	2.55%
(Inception date March 5, 2004)

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan U.S. Government & Quality Bond Fund
J.P. Morgan Investment Management Inc.
Michael Sais

Objective:
The investment objective of the JNL/JPMorgan U.S. Government & Quality Bond Fund is to obtain a high level of current income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 3.69% for Class A Shares compared to -2.20% for the Barclays Capital U.S. Government Bond Index.

The Fund’s concentration in agency and non-agency mortgage-backed securities (“MBS”) contributed to outperformance as the benchmark, composed solely of Treasury and agency securities, pulled back, especially late in the year.  In contrast, the Treasury market, spread sectors, and particularly non-agency MBS and collateralized mortgage obligations (“CMOs”), tightened from the historic wide levels reached in late 2008.  The government’s varied stimulus programs helped to return liquidity to the spread sectors, and agency MBS performed well as the U.S. Federal Reserve (“Fed”) continued its purchase program throughout the year, driving spreads tighter.

The contraction in spread levels from what had been historic wide levels drove the capital markets in 2009.  For example, high yield markets, as measured by the Barclays Capital High Yield Index, were up 58.21% and the commercial mortgage-backed security (“CMBS”) sector, as measured by the Barclays Capital CMBS Index, returned 28.45% for the year.

With the Fed maintaining the historically low target of 0.0% - 0.25% throughout 2009, investors in search of yield ventured back into assets that offered more attractive returns.  This shift in investment philosophy drove spread sectors to levels not seen since the summer of 2007.

The Fund’s concentration in agency and non-agency MBS contributed to performance as the benchmark, composed solely of Treasury and agency securities, trailed throughout the year, while mortgage spreads tightened considerably.

At the end of 2008, the Fund had approximately 16% invested in money market funds as a large amount of cash flowed into the Fund in December of that year.  That cash was deployed throughout 2009 to increase allocations in Treasury debt and the MBS sector.  Asset-backed security (“ABS”) and CMBS levels remained roughly the same as at the end of 2008 while the agency allocation was increased slightly during 2009.

JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	3.69%
5 year	4.43%
10 year	5.66%

Average Annual Total Returns for Class B Shares
1 year	3.92%
5 year	4.63%
Since Inception	4.23%
(Inception date March 5, 2004)

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Founding Strategy Fund
JNL/Mellon Capital Management 10 X 10 Fund
Jackson National Asset Management, LLC
Team Management

JNL/Franklin Templeton Founding Strategy Fund
Objective:
The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 30.13% for Class A shares compared to the 26.46% return for the S&P 500 Index and 29.99% for the MSCI World Index.  The Fund seeks to achieve its objective by investing approximately equal allocations (33 1/3%) in the following three Funds: JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Growth Fund and JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”).  The Underlying Funds performance contributed to the results of the Fund proportionally based on relative value to the Fund throughout the year.  The Fund’s allocation to the Underlying Funds may be rebalanced when the actual allocations to the Underlying Funds approaches plus or minus 3% of the predetermined allocation percentages.  For the year ended December 31, 2009, the average daily investment in each of the Underlying Funds was 34.4% for the JNL/Franklin Templeton Income Fund, 33.8% for the Franklin Templeton Global Growth Fund, and 31.8% for the JNL/Franklin Templeton Mutual Shares Fund.  The performance and investment objectives of the Underlying Funds are discussed elsewhere in this report.

JNL/Franklin Templeton Founding Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	30.13%
Since Inception	-5.78%
(Inception date January 16, 2007)

JNL/Mellon Capital Management 10 X 10 Fund
Objective:
The investment objective of the JNL/Mellon Capital Management 10 x 10 Fund is capital appreciation and income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 24.59% for Class A shares compared to 28.34% for the Russell 3000® Index.  The Fund seeks to achieve its objective by investing in the following Funds: JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund and JNL/Mellon Capital Management Bond Index Fund (“Underlying Funds”).  The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year.  For the year ended December 31, 2009, the average daily investment in each of the Underlying Funds was 49.1% for the JNL/Mellon Capital Management JNL 5 Fund, 10.1% for the JNL/Mellon Capital Management S&P 500 Index Fund, 10.7% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 10.0% for the JNL/Mellon Capital Management Small Cap Index Fund, 10.2% for the JNL/Mellon Capital Management International Index Fund and 9.9% for the JNL/Mellon Capital Management Bond Index Fund.  The Fund expects to rebalance its assets to the allocation percentages specified for each Underlying Fund every January.  The performance and investment objectives of the Underlying Funds are discussed elsewhere in this report.

JNL/Mellon Capital Management 10 X 10 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	24.59%
Since Inception	-8.54%
(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Index 5 Fund
JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Team Management

JNL/Mellon Capital Management Index 5 Fund
Objective:
The investment objective of the JNL/Mellon Capital Management Index 5 Fund is capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 25.16% for Class A shares compared to 28.34% for the Russell 3000 Index.  The Fund seeks to achieve its objective by investing in the following Funds:  JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund and JNL/Mellon Capital Management Bond Index Fund (“Underlying Funds”).  The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year.  For the year ended December 31, 2009, the average daily investment in each of the Underlying Funds was 19.8% the JNL/Mellon Capital Management S&P 500 Index Fund, 21.0% for the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, 19.6% for the JNL/Mellon Capital Management Small Cap Index Fund, 20.1% for the JNL/Mellon Capital Management International Index Fund and 19.5% for the JNL/Mellon Capital Management Bond Index Fund.  The Fund rebalances its allocations to the Underlying Funds every January.  The performance and investment objectives of each Underlying Fund are discussed elsewhere in this report.

JNL/Mellon Capital Management Index 5 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	25.16%
Since Inception	-4.76%
(Inception date April 30, 2007)

JNL/S&P 4 Fund
Investment Objective:
The investment objective of the JNL/S&P 4 Fund is capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 41.85% for Class A shares compared to 26.46% for the S&P 500 Index.  The Fund seeks to achieve its objective by investing in the following Funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/ S&P Intrinsic Value Fund and JNL/ S&P Total Yield Fund (“Underlying Funds”).  The Underlying Funds performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the year.  For the year ended December 31, 2009, the average daily investment in each of the Underlying Funds was 24.8% for the JNL/S&P Competitive Advantage Fund, 22.5% for the JNL/S&P Dividend Income & Growth Fund, 26.1% for the JNL/ S&P Intrinsic Value Fund and 26.6% for the JNL/ S&P Total Yield Fund.  The Fund rebalances its allocations to the Underlying Funds every December.  The performance and investment objectives of each Underlying Fund are discussed elsewhere in this report.

JNL/S&P 4 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	41.85%
Since Inception	-1.79%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Emerging Markets Fund
Lazard Asset Management LLC
Team Management

Objective:
The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 71.74% for Class A shares compared to 78.51% for the MSCI Emerging Markets Index.

Stock selection in the financials, telecommunication services and energy sectors helped performance.  An underweight position in China and an overweight exposure to Indonesia added to returns.  Stock selection in the information technology and consumer discretionary sectors, as well as in Brazil, detracted from returns.  The Fund’s cash position hurt performance as well.

During the first quarter of 2009, shares in the developing world experienced periods of considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions.  This period was followed by a significant rebound toward the end of the quarter, as shares rose due to value hunting by investors who were following signs of improvement in the credit markets.  The Fund’s benchmark finished the quarter almost flat.  Stocks in Latin America performed considerably better than those in Asia, and especially better than markets in Eastern Europe, the Middle East and Africa.  Ongoing weakness and range constrained price action continued in commodity prices, as crude oil prices traded between $30 and $55 per barrel.

Emerging markets equities experienced an extraordinary recovery in the second quarter of 2009.  Although stocks in the developing world experienced a respite in June, they rose very strongly in both April and May, as credit and global equity markets showed signs of improvement.  The Fund’s benchmark increased by 33% over the quarter, as shares in Eastern Europe, the Middle East, Africa and Latin America performed better than those in Asia.  Strong price action occurred in many commodities, and crude oil prices reached more than $70 per barrel by quarter end.

The impressive recovery continued through the third quarter of 2009.  Although growth in the developing world slowed in August, it rose very strongly in both July and September, as credit and global equity markets, as well as investor sentiment, demonstrated significant signs of improvement.  The Fund’s benchmark increased by almost 21% over the quarter, as shares in Eastern Europe and Latin America performed better than those in Asia.  Remarkably, every sector and every country but Morocco rose over the quarter.  Stable prices continued in many commodities, and crude oil prices remained at around $70 per barrel over the quarter.

Emerging markets equities finished a remarkably strong year positively, as the Fund’s benchmark ended the fourth quarter up almost 9%.  Shares in Latin America performed the strongest, although markets in Eastern Europe also rose, while Asian stocks lagged.  For the year as a whole,  Latin American equities significantly outperformed shares in Eastern Europe, the Middle East, Africa and Asia.

By sector, consumer discretionary, materials and information technology outperformed the Fund’s benchmark.  The utilities, healthcare, industrials and telecommunication services sectors were the weakest performers during the year.

Banco do Brasil SA, a Brazilian bank, performed well as loan growth recovered, asset quality deterioration seemed to approach a bottom and the local currency strengthened.  Shares of LUKOIL OAO, a Russian oil and gas company, benefited from rising oil prices.  Mobile Telesystems, a Russian telecommunications services company, helped performance due to the Russian ruble’s stabilization and investors’ focus on the company’s cash flow generation.

Shares of Satyam Computer Services Ltd., an Indian software company, were weak due to investor concerns over an alleged fraud.  TAM SA, a Brazilian airline company, was weak due to increasing competition and the negative effect of fuel hedges.  Shares of Turkcell Iletisim Hizmet AS, a Turkish telecommunication services company, fell over concerns that the weak macroeconomic conditions in Turkey and a weak currency would negatively affect margins.

Significant purchases and sales during the year included: In the consumer discretionary sector; a purchase of Truworths International Ltd. and sales of PT Astra International Tbk, Truworths International Ltd. and Hero Honda Motors Ltd.  In the consumer staples sector; purchases of KT&G Corp., Tiger Brands Ltd. and Natura Cosmeticos SA and a sale of Amorepacific Corp.  In the information technology sector; purchases of Cielo SA, NHN Corp. and NetEase.com and a sale of Satyam Computer Services Ltd.  In the industrials sector; a purchase of Koc Holding AS and sales of TAM SA, Embraer Overseas Ltd. and Iochpe Maxion SA.  In the materials sector; a purchase of Usinas Siderurgicas de Minas Gerais SA and a sale of Companhia Vale Do Rio Doce.  In the financials sector; purchases of Standard Bank Group Ltd., Akbank T.A.S. and Commercial International Bank and sales of JHSF Participacoes SA and KB Financial Group Inc.

Significant changes in weightings from December 31, 2008 to December 31, 2009 were as follows:  Consumer discretionary moved from a 4.4% overweight to a -.05% underweight.  Consumer staples increased from a 5.2% overweight to a 7.9% overweight.  Financials decreased its underweight, from a -6.6% underweight to a -2.0% underweight.  Energy increased its underweight, from a -4.0% underweight to a -9.7% underweight.  Industrials moved from a 1.5% overweight to a -.05% underweight.  Information technology moved from a -1.8% underweight to a 3.0% overweight.

We continue to be reasonably optimistic about emerging markets in the medium and long-term, but are neutral in the short-term.  While valuations are not excessive and many investors appear to want to increase their exposure to this asset class, it is markedly more expensive than it was 12 months ago.  Therefore, we believe long term investors should maintain exposure to a conservative strategy in this arena, but not to be aggressive at this time.

JNL/Lazard Emerging Markets Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	71.74%
Since Inception	6.10%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	71.96%
Since Inception	6.30%
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Mid Cap Equity Fund
Lazard Asset Management, LLC
Team Management

Objective:
The investment objective of the JNL/Lazard Mid Cap Equity Fund is long-term capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 39.65% for Class A shares compared to 40.48% for the Russell Midcap® Index.

During the year, the Fund benefited from stock selection in the healthcare sector, as positions in Hospira Inc., Life Technologies Corp. and Warner Chilcott Corp. consistently exceeded earnings expectations.  The Fund’s underweight position and stock selection in the financials sector contributed to performance.  The Fund benefited from an underweight position in the utilities sector as well, as it lagged the overall market considerably.  Stock selection in the information technology sector detracted from returns, as wholesale technology distributor Ingram Micro Inc., and software companies such as NeuStar Inc. and Symantec Corp., slightly lagged.  Stock selection in the consumer staples sector hurt returns. Shares of Molson Coors Brewing Co. declined, despite its positive earnings for the most recent quarter, due to concerns over price competition in Canada.  Stock selection in the industrials sector also detracted from returns.

Equities experienced a tremendous rally since the lows reached in March of 2009, as the economy recovered from one of the worst economic and financial crises in recent history. The events of 2009 largely eliminated the short term risk of systemic failure that we faced only a year ago.  The U.S. Federal Reserve’s near zero interest rate policy, combined with a fiscal deficit of approximately 10% of U.S. GDP, transformed the economic freefall to moderate growth quite quickly. This, in turn, encouraged investors to buy into riskier assets. The economy appears to be pulling out of its recession, as it returned to growth following four consecutive quarters of contraction. The housing market also showed further signs of stabilization, as the U.S. government extended its tax incentive program and maintained low borrowing costs for homebuyers.  However, the recovery in consumer activity, a primary driver of the economy in the U.S., remained uncertain amid the high unemployment rate.  A deceleration of consumer credit volumes also pointed to the continued deleveraging of U.S. consumers.

By sector, materials, information technology, energy and consumer discretionary performed well on the back of an improving economic outlook. A strong recovery in commodity prices boosted confidence in many commodity producers. The information technology sector was a consistent and overall best performer throughout the year, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn earlier in the year.  In addition, computer hardware and semiconductor stocks rebounded due to the surprisingly resilient global PC market. Meanwhile, the consumer staples and utilities sectors underperformed, as investors rotated away from the more defensive sectors amid the improving economic outlook. Financial stocks rebounded sharply from their March lows, but lagged overall for the year, as the expected arrival of more normalized earnings levels for banks was pushed further back amid continued deterioration in the credit markets.

During the year, the Fund benefited from stock selection in the healthcare sector, as positions in Hospira Inc., Life Technologies Corp., and Warner Chilcott Corp. consistently exceeded earnings expectations.  Hospira Inc., a specialty pharmaceuticals and medication delivery company, benefited from its management’s multi year cost reduction plan, which increased its margins.  Life Technologies Corp. also benefited from cost savings efforts as a result of merger related synergies, and has experienced accelerated revenue growth.  In addition to strong earnings during the year, Warner Chilcott Corp. rose sharply after announcing it would purchase Procter & Gamble’s global pharmaceuticals business.  We view the deal favorably, as the purchase price was attractive and Warner Chilcott Corp. will likely realize immediate financial and strategic benefits.

The Fund’s underweight position and stock selection in the financials sector contributed to performance. Waddell & Reed Financial Inc. outperformed during the year, as the asset manager outperformed its peers due to strong performance across key products and a strong distribution network.  The company’s most recent earnings were better than expected, benefiting from the management team’s operational improvement plan and a sharp rebound in equity markets. The Fund benefited from an opportunistic purchase of PNC Financial Services Group Inc. (“PNC”) as well after its sharp decline in the beginning of the year.  PNC performed strongly following the lows reached in March and continued to do so following the completion of the U.S. government’s stress tests.  The Fund sold the position as it reached the valuation target. Ameriprise Financial Inc. also performed well off of March lows and, more recently, as investors favorably viewed the news that it agreed to acquire the asset management unit of Columbia Management from Bank of America Corp.

The Fund benefited from an underweight position in the utilities sector as well, as it lagged the overall market considerably.

Conversely, stock selection in the information technology sector detracted from returns, as wholesale technology distributor Ingram Micro Inc., and software companies such as NeuStar Inc. and Symantec Corp., slightly lagged. Despite this, we currently continue to favor these technology holdings due to their low valuations, robust free cash flow generation and strong balance sheets.  A low exposure to the semiconductors and semiconductor equipment segment also detracted from performance, as it was the best performing group in the sector due to an improving economic outlook.

Stock selection in the consumer staples sector hurt returns, as shares of Molson Coors Brewing Co. declined, despite its positive earnings for the most recent quarter, due to concerns over price competition in Canada.

Stock selection in the industrials sector also detracted from returns, as waste collection and disposal company Republic Services Inc. lagged due to continued soft volumes in both commercial and residential waste removal. However, the company’s pricing currently remains solid.

While conditions for investors have continued to improve throughout 2009, we believe we will see both new opportunities and uncertainties in the quarters and years ahead. This environment demands that managers rely on forward looking, fundamental research to make investment decisions.  As the economy deleverages and recalibrates, we believe our focus on balance sheet strength, robust organic cash flows and the resulting operational flexibility will deliver strong results.

JNL/Lazard Mid Cap Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	39.65%
5 year	0.69%
10 year	7.33%

Average Annual Total Returns for Class B Shares
1 year	39.19%
5 year	0.75%
Since Inception	3.12%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/M&G Global Basics Fund
M&G Investment Management Limited
Graham French

Objective:
The investment objective of the JNL/M&G Global Basics Fund is to maximize long-term capital growth.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 46.88% for Class A shares compared to 34.38% for the FTSE World Index.

During the latter stages of 2008 and the first few months of 2009, the Fund took advantage of the depressed valuations of many commodity stocks to continue to build up the Fund’s weighting in this area of the market.  The Fund held an overweight position in commodity related stocks versus its benchmark during the year.  This meant that the Fund was well placed to take advantage of the strong performance of commodity related stocks once prospects for the global economy improved and risk appetite returned.  Good stock selection among basic material stocks was also a key driver of performance, in particular, comparatively large positions in Anglo-Irish oil and gas exploration group Tullow Oil Plc (“Tullow Oil”), French nickel mining firm Eramet, Anglo-African platinum mining business Lonmin Plc (“Lonmin”) and Australian metal recycler Sims Metal Management Ltd.  Good stock selection among the Fund’s consumer related holdings also added performance, most notably positions in Starbucks, Wimm-Bill-Dann Foods OJSC, sugar products maker Agrana Beteiligungs AG and chicken producer Pilgrim’s Pride Corp.

Despite a treacherous start to the year, global equities enjoyed strong returns during 2009.  As soon as signs emerged that the unprecedented monetary and fiscal stimulus measures employed by governments worldwide had saved the economy from a 1930’s style depression, investors demanded higher returning and higher yielding assets.  Having been heavily sold at the height of the downturn, cyclical-led sectors with the greater exposure to any rebound in economic activity were the biggest beneficiaries of investors’ renewed appetite for risk.  Commodity and industrial related stocks therefore achieved some of the biggest gains, spurred on by attractive demand fundamentals from emerging countries, such as China and India.  Consumer related stocks with exposure to less mature markets also rose on the back of these much improved economic prospects.

The Fund’s relatively large overweight positions in basic materials contributed positively to performance.  A comparatively big weighting in industrials also proved beneficial.  On the downside, the Fund’s relatively large position in consumer related stocks detracted from performance, however, this was offset by good stock selection in this sector.

Holdings in South Africa based platinum producer Lonmin and Anglo-Irish oil & exploration Tullow Oil added value.  Lonmin continued to benefit from the rebound in platinum prices, supported by the demand positive news that a platinum exchange-traded-fund would be launched in 2010.  A long held position in oil business, Tullow Oil benefited from the rise in oil prices and a continuation of positive exploration newsflow from its African oilfields.

Although the Fund has significantly outperformed its benchmark during the year, there were, however, some disappointments, including drinks manufacturer Constellation Brands Inc (“Constellation Brands”).  As well as being overlooked to a large extent in the cyclical driven rally of 2009, sentiment in Constellation Brands suffered because of problems at its wine division.  Nevertheless, we believe in the long-term growth prospects for this company and think that it is a good quality business with a great product range, well placed to benefit from demand in Asia.

During the year, the Fund purchased K+S AG, a German potash manufacturer and a company we believe will be a major beneficiary of the urgent need for fertilizer from developing countries such as China due to rapid population growth.  The Fund also purchased BHP Billiton Plc (“BHP Billiton”), a company who has some of the best assets in the world and promising growth prospects.  Also importantly, BHP Billiton boasts a healthy balance sheet, the long-term value of which, we believe, is far from reflected in the share price of the business.  Additions were made to several of the Fund’s consumer related holdings, including Singapore based conglomerate Fraser & Neave Ltd., food manufacturer Kerry Group Plc, high end hotel chain Hong Kong & Shanghai Hotels and UK consumer products manufacturer PZ Cussons Plc.  While commodities and consumer related stocks continue to make up a core part of the Fund, we are finding an increasing number of opportunities among global services names.  For example, the Fund established holdings in ports operator DP World Ltd., power supply business Aggreko Plc and security services group G4S Plc.

The Fund sold Santos Ltd.  We believed that the strong performance of this oil and gas exploration company had left its valuation looking relatively expensive and disposed of this holding.  Positions in chemicals manufacturer FMC Corp., BlueScope Steel Ltd. and Peabody Energy Corp., were also sold, freeing up assets to invest in more compelling opportunities.

There were no major shifts in the Fund’s investments, in particular in its sector and capitalization weightings, during the year.  The Fund’s biggest sector weightings are still basic materials, consumer goods and industrials.

Reflecting our positive opinion of the structural and demographic changes taking place in the emerging world, the Fund has an overweight position in consumer related stocks.  We believe that companies such as Unilever Plc, Colgate-Palmolive Co. and Starbucks Corp. are well placed to benefit from the growth of consumer spending in developing markets.  These businesses are highly cash generative, should be able to fund their growth organically, and return cash to shareholders.  The Fund also has a relatively large weighting in basic materials stocks, including mining businesses BHP Billiton, Eramet and Lonmin, as well as brick manufacturer Wienerberger AG, among others, and is therefore well placed to gain from the strong requirements for commodities from developing countries such as China.  We are also finding an increasing number of opportunities among global services names, including security services group G4S Plc and energy provider Aggreko Plc, as mentioned above.

We believe strongly in the migration of economic power from west to east and think that companies, which understand this shift and are positioning themselves accordingly, will be the winners over the next decade.  By continuing to select well managed good quality companies, which have attractive assets and are in sound financial health, as outlined above, we believe that the Fund will be able to reap the rewards of this exciting scenario and provide good performance over the long-term.

JNL/M&G Global Basics Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	46.88%
Since Inception	18.76%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	47.19%
Since Inception	19.08%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/M&G Global Leaders Fund
M&G Investment Management Limited
Aled Smith

Objective:
The investment objective of the JNL/M&G Global Leaders Fund is to maximize long-term total return (the combination of income and growth of capital).

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 37.43% for Class A shares compared to 34.38% for the FTSE World Index.

From March 2009 onwards, global equities recovered from the low levels experienced in late 2008 and early 2009 following the collapse of Lehman Brothers.  As a result of improved sentiment, stock correlations in the market fell and investors regained their appreciation for stock specific fundamentals.  This provided a positive environment for the Fund’s stock picking approach.  Consistent with this, performance was to a large extent driven by good stock selection, in particular within the industrial and consumer goods sectors.

Emerging markets strongly outperformed during the rally, which harmed the Fund’s relative performance somewhat.  The Fund’s investment process has a bias towards developed markets where more mature companies undertaking self help initiatives are located.  As discussed below,  the Fund manager expects the allocation to emerging markets to rise in future periods.

With investors favoring risk, economically sensitive industries, such as technology, media and personal goods outperformed the market.  The top performing sector was mining, which returned more than 60% over the year on the back of stronger metal prices.  Banking stocks recovered as well, but towards the end of the year banks came under pressure from default fears in Dubai.  Meanwhile, the healthcare, utilities and tobacco sectors lagged the market due to their more defensive characteristics.  Over the year, emerging markets, including Brazil and Mexico, outperformed developed countries, with Japan particularly weak due to the strong Japanese yen and ongoing deflationary pressures.

The Fund’s outperformance was helped by good sector allocation, including overweight positions in the oil and gas and industrial sectors.  The Fund’s underweight positions in financials and utilities also added value.  Some of these gains were offset by an overweight position in healthcare companies, which underperformed more cyclical companies during the year.

The technology hardware and equipment sector featured prominently in the list of contributors as two out of three top performers came from that sector.  Shares in U.S. based chipmaker Marvell Technology Group Ltd. benefited from the company’s sharply rising profits which it achieved on the back of lower expenses and higher sales.  Meanwhile, growing demand for consumer discretionary products was a boost to Korean electronics manufacturer Samsung Electronics Co. Ltd., which has experienced higher sales of its televisions and mobile phones.

Another strong contribution came from Chinese industrial conglomerate Shanghai Industrial Holdings Ltd.  Investors responded well to the company’s strategy of selling non-core assets and focusing on the core areas within infrastructure and medicine.

On the other hand, the Fund’s healthcare holdings detracted as the sector underperformed during the year, including pharmaceutical groups Astellas Pharma Inc., Daiichi Sankyo Co. Ltd. (“Daiichi Sankyo”) and Lonza AG (“Lonza”) as well as health data provider IMS Health Inc.

Positions were closed in stocks including Swiss pharmaceutical company Lonza and Dutch consumer electronics maker Koninklijke Philips Electronics NV (“Phillips Electronics”).  The current external environment for Lonza, which manufactures active ingredients for the pharmaceutical industry, has become more difficult, which means that Lonza has not been able to achieve the high asset utilization rates required to support improved returns.  Meanwhile, we were not convinced that the management team at Philips Electronics had sufficient resolve to carry out the changes required to drive a significant improvement in the company’s returns.  Holdings in beverage bottler Coca-Cola Enterprises Inc., Malaysian bank AMMB Holdings Bhd and chemicals group DuPont Fabros Technology Inc. were sold after their shares reached fair value.

On the other hand, the Fund established a position in Japanese convenience store operator Lawson Inc. (“Lawson”) as, on our view that the company understands value creation by allocating capital to stores that can generate long-term returns. Other entrants to the Fund included Irish food business Kerry Group Plc (“Kerry”) and online auction company eBay Inc. (“eBay”).  A recent management initiative at Kerry is looking to better integrate the group’s different segments, while eBay’s CEO John Donahoe has introduced a restructuring plan, which we believe will enhance returns.

Purchases in emerging markets included State Bank of India Ltd. and Energias Do Brasil SA, which were purchased in the second half of 2009. We expect more emerging market opportunities to present themselves as these markets mature. However, the Fund’s stock picking approach seeks to diversify country risk. As a result, it is unlikely that emerging markets, or any other geographic region, will become a significant overweight relative to the Fund’s benchmark.

The Fund’s exposure to consumer services, specifically retailers, was increased by adding to an existing holding in French supermarket chain Carrefour SA and by initiating positions in Lawson, eBay, department store Macy’s Inc. and tax returns company H&R Block Inc.  On the other hand, the Fund’s weighting in consumer goods was decreased by closing holdings in the automobile sector, including Yamaha Motor Co. Ltd. and Hankook Tire Co. Ltd.

Another significant change to the Fund was a reduction in the overweight position in the healthcare sector.  This was achieved by trimming the Fund’s holdings in drug makers Merck & Co. Inc. and Daiichi Sankyo and disposing of a holding in Smith & Nephew Plc, which makes products for the knee and hip replacement markets.

The Fund continues to have overweight positions in consumer services, industrial goods and technology while weightings in consumer goods and utilities are lower than the benchmark.  However, the financials sector continues to be the Fund’s largest underweight as we remain uncomfortable with the level of obscurity surrounding the balance sheets of many financial companies.  Nonetheless, we have taken investment opportunities within selected financials where we believe that the valuation margins are sufficient to compensate for the additional risk, including Swiss investment manager GAM Holding Ltd. and State Bank of India Ltd.

JNL/M&G Global Leaders Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	37.43%
Since Inception	11.86%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	37.70%
Since Inception	12.07%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds
Mellon Capital Management Corporation
Team Management

JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund

The equity market recovered from a dismal 2008 to stage a rally that saw the best gains for most U.S. indices since 2003.  The U.S. stock market got off to a slow start in 2009 on continued fallout from the credit crisis, with continued concerns about the growing unemployment rate, grim corporate earnings, and dismal home sales.  Through March 9, the Dow Jones Industrial Average fell 24.8%, while the S&P 500 Index lost 24.6%.  In mid March, investors were encouraged by reports that signaled improvements on consumer confidence, corporate earnings and housing sales, while Bank of America Corp., JPMorgan Chase & Co. and Citigroup Inc. forecasted profits in the first two months of 2009.  Stocks continued to rally after consumer confidence soared above expectations, capital shortfalls at U.S. banks were smaller than expected, and employment numbers beat estimates.  Later in the year, positive GDP numbers for most developed markets confirmed that the global recession was over.  The S&P 500 Index gained 26.5% during 2009, while the Russell 3000 added 28.3%.  Growth handily outperformed value across the capitalization spectrum.  Among S&P 500 Index economic sectors, information technology soared 59.9%, followed by materials at 45.2% and consumer discretionary, which rose 38.8%.

International stocks also bounced back during 2009, in most cases outperforming the U.S.  The MSCI EAFE Index rose 31.8% in U.S. dollar terms.  The return of positive sentiment and risk appetite caused the U.S. dollar to fall versus most currencies during 2009, helping U.S. dollar based investors.  The top performing country markets in U.S. dollar terms were Norway (87.1%), Australia (76.4%), and Singapore (74.0%).  Ireland (12.3%), Finland (11.1%), and Japan (6.3%) were the worst performers.

The Barclays Capital U.S. Aggregate Bond Index, a measure of the overall domestic bond market, generated a total return of 5.9% in 2009.  After the flight to quality during the latter half of 2008 and early 2009, spreads narrowed considerably, to levels seen prior to the credit crisis.  The latter half of the year saw marked improvement in sentiment and economic fundamentals after unprecedented government actions succeeded in reducing the fear that rippled through the financial system following the subprime meltdown, helped repair the credit markets, and bolstered investor and consumer confidence.  The Treasury sector underperformed all spread sectors, falling -3.6% for the year.  The longer end of the yield curve fell even more, with long Treasuries losing 12.9% and 20-year+ Treasuries tumbling 21.4%.  The corporate and securitized sectors, commercial mortgaged-backed securities and asset-backed securities sectors, were the strongest performers.

JNL/Mellon Capital Management S&P 500 Index Fund
Objective: The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500 Index.

Fund Specific Overview: For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 25.97% for Class A shares compared to 26.46% for the S&P 500 Index.

The Fund is an index fund.  As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the S&P 500 Index stock weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included:  Advanced Micro Devices Inc., a manufacturer of semiconductor products, was one of the Fund’s top performers as the company was able to pay down debt using a $1.2 billion dollar anti-competitive lawsuit settlement from its main competitor, Intel Corp.  Tenet Healthcare Corp., a U.S. healthcare provider, gained as outpatient visits grew, pricing trends improved and bad debt expense decreased.  XL Capital Ltd., a Bermuda based insurer, was one of the Fund’s best performers as the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) boosted the value of its bond portfolio and the company stabilized its balance sheet.

Companies that detracted from the Fund’s performance included:  M&I Marshall & Ilsley Bank, a diversified financial services company, was one of the Fund’s worst performers as the company took losses on homebuilder defaults and had their credit rating cut.  Huntington Bankshares Inc., a provider of commercial and consumer banking services, was one of the Fund’s worst performers as the company cut its dividend to preserve capital and the company’s credit was downgraded by the credit rating agencies.  Citigroup, a diversified financial service company with both corporate and consumer customers, was one of the Fund’s worst performers as the company received government monetary aid to help stabilize its operations.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Objective: The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 MidCap Index.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 38.03% for Class A shares compared to 37.38%% for the S&P 400 MidCap Index.
The Fund is an index fund.  As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the S&P 400 MidCap Index stock weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included:  Louisiana-Pacific Corp., a manufacturer of building materials and engineered wood products, returned positively due to its cost cutting efforts and improved capital position.  Temple-Inland Inc., a manufacturer of paper, corrugated packaging and building products, gained due to increased demand and prices for boxes.  RF Micro Devices Inc., a high performance semiconductor manufacturer, was one of the Fund’s best performers as its cellular products gained market share.

Companies that detracted from the Fund’s performance included:  Synovus Financial Corp., a southern U.S. financial services holding company, was one of the Fund’s worst performers as credit provisions and goodwill impairments hurt earnings.  Cathay General Bancorp, the holding company for commercial bank Cathay Bank, was one of the Funds worst performers as the slowdown in residential housing increased credit costs and markdowns in related assets.  Associated Banc-Corp, a diversified multi-bank holding company, returned negatively due to the poor economy and loan losses.

JNL/Mellon Capital Management Small Cap Index Fund
Objective: The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000 Index.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 27.54% for Class A shares compared to 27.17%% for the Russell 2000 Index.

The Fund is an index fund.  As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the Russell 2000 Index stock weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance include:  Dollar Thrifty Automotive Group Inc., the operator of Dollar and Thrifty vehicle rental systems, was one of the Fund’s best performers as the company was able to maintain rental pricing power and used vehicle residual values increased.  Diedrich Coffee Inc., a specialty coffee distributor that also owns retail locations throughout the world, was one of the Fund’s best performers as the company restructured, turned its focus to specialty coffees and sold off non-related parts of the company. The company was the target of Green Mountain Coffee Roasters Inc. who offered a 23% premium for the company.  Vanda Pharmaceuticals Inc., a biopharmaceutical company, gained due to the FDA approval for Fanapt, a drug used to treat schizophrenia.

Companies that detracted from the Fund’s performance included:  Pacific Capital Bancorp, a California commercial bank holding company, fell due to the poor economy and the expense of raising capital.  Sterling Financial Corp., a northwestern U.S. retail bank, fell as the deteriorating credit conditions caused it to announce a credit provision, goodwill impairment and eliminate its cash dividend.  Repros Therapeutics Inc., a clinical stage biopharmaceutical company, fell after the company halted development of its drug Proellex due to adverse side effects resulting in patients during its clinical trials.

JNL/Mellon Capital Management Funds
Mellon Capital Management Corporation
Team Management

JNL/Mellon Capital Management International Index Fund
Objective: The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the MSCI EAFE Index.

Fund Specific Overview: For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 29.28% for Class A shares compared to 31.78%% for the MSCI EAFE Index.

The Fund is an index fund.  As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the MSCI EAFE Index stock weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included:  Immoeast, a Central Europe real estate development company, was one of the Fund’s best performers as investors were found to restart some projects that were halted due to the credit crunch and a lack of funding.  Infineon Technologies AG, the German semiconductor producer, fell as a result of the company’s decision to refocus its business by selling their wireless communication segment and retaining the automotive business.  Kazakhmys Plc, a Kazakhstan based national resource company, gained steadily throughout the year as demand for mining from developing countries compensated for weaker demand in developed markets.

Companies that detracted from the Fund’s performance included: Japan Airlines Co. Ltd., a Japanese airline operator, struggled as legacy pension costs and lower demand for air travel pushed the company closer to bankruptcy.  Volkswagen AG, a global carmaker, fell amid a bid to acquire a 50% stake in Porsche AG.  Acom Co. Ltd., a Japanese consumer financing company, struggled with the current economy and tightened lending rules.

JNL/Mellon Capital Management Bond Index Fund
Objective: The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Barclay’s Capital U.S. Aggregate Bond Index.

Fund Specific Overview: For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 5.65% for Class A shares compared to 5.93% for the Barclays Capital U.S. Aggregate Bond Index.

The Fund is an index fund.  As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Barclays Capital U.S. Aggregate Bond Index weightings, while minimizing transaction costs.

In 2009, the Fund underperformed its benchmark by 28 basis points, giving up some of the alpha from last year.  Despite all the market volatility of 2008 and 2009, the Fund managed to closely track the index.
During the year, the market experienced dramatic spread tightening in all products especially in the more credit sensitive sectors.  For example, excess returns over duration equivalent treasuries on Corporate, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) returned close to 20%, 25% and 30% respectively.  The spread tightening in the credit sector was driven predominantly by a lack of supply in the market combined with tremendous demand for corporate bonds.  This combined to create conditions of illiquidity and difficulty in buying this sector.  During the year, the Fund had a slight bias toward treasury securities.  The Fund experienced a significant amount of cash contributions, and given the volatility and liquidity of the markets it was a bit challenging getting exposure to some of these higher spread products which detracted from performance.

During the first quarter of 2009, interest rates in the U.S. reversed the dramatic declines of the prior quarter and rose in January while the yield curve steepened.  Yields continued to rise in February, and made a down turn in March as the U.S. Federal Reserve (“Fed”) announced a quantitative easing program aiming at driving down interest rates to boost the economy.  The 10-year Treasury yield finished the quarter at 2.7%, while the 2-year Treasury yield closed at 0.8%.  Among the sectors of the fixed income markets, high yield bonds posted strong returns as investors regained their risk appetite.  The Barclays Capital U.S. Corporate High Yield Bond Index returned nearly 6.0%.  The Treasury Inflation-Protected Securities (“TIPS”) sector also outperformed.  The Barclays Capital U.S. TIPS Index returned 5.5%, reflecting growing concerns about inflation.

The Barclays Capital U.S. Aggregate Bond Index finished the quarter with a return of 0.1%.  Within the Barclays Capital U.S. Aggregate Bond Index, the asset-backed sector delivered a strong return of 7.6%, following the announcement by the U.S. Treasury and the Fed to launch the Term Asset-Backed Securities Loan Facility (“TALF”), which is designed to support the purchases of certain AAA rated asset-backed securities and to stimulate the broader economy in the long term.  Among the other sectors, Treasuries returned -1.3%.  Agencies and mortgage-backed securities returned -0.1% and 2.2%, respectively.  CMBS were down -1.9%.  Corporate bonds fell -1.9%, pulled down by extreme weakness of the financial institutions sub-sector, which was down -19.6%.

During the second quarter of 2009, in the U.S. bond markets, Treasury yields climbed in the second quarter as investors embraced riskier assets.  The 10-year Treasury yield finished the quarter at 3.5%, an increase of 0.8% from the end of the first quarter.  The 30-year Treasury yield also rose 0.8% to 4.3%.  Credit spreads narrowed as economic reports continued to show slower deterioration of the economy and as investors feared that fiscal deficits and quantitative easing by the government would induce inflation in the long run.  The Barclays Capital U.S. Corporate Investment Grade Bond Index returned 10.5% for the quarter, while the Barclays Capital U.S. Corporate High Yield moved up 23.1%.

Investors increased risk appetite helped all sectors to outperform Treasuries in the second quarter.  Within the Barclays Capital U.S. Aggregate Bond Index, the CMBS sector delivered a considerable return of 12.5%, helped by the Fed’s announcement in May to include CMBS as eligible collateral under the TALF.  The TALF also helped push up the demand for asset-backed securities; the sector finished the quarter with a 7.6% gain.  On the other end of the spectrum, the U.S. Treasury sector was down -3.0%.  ABS and mortgage-backed securities (“MBS”) returned 0.1% and 0.7%, respectively.  Overall, the Barclays Capital U.S. Aggregate Index returned 1.8% for the quarter.

During the third quarter of 2009, U.S. Treasury securities regained their appeal as investors’ concern about near term inflationary pressures was somewhat eased.  The 10-year Treasury yield finished the quarter at 3.3%, a decrease of -0.2% from the end of the second quarter.  The 30-year Treasury yield declined -0.3% to 4.0%.  Credit spreads narrowed further in the third quarter.  Demand for corporate bonds, particularly high yield bonds, continued to strengthen as improvements in global economic indicators stirred investor risk appetite.  The Barclays Capital U.S. Corporate High Yield Index returned 14.2%.

Alleviation of inflation pressures and the federal government’s continued quantitative easing efforts drummed up demand in all fixed income sectors.  Every sector within the Barclays Capital U.S. Aggregate Bond Index posted positive returns for the quarter.  The CMBS sector topped the group, returning 12.7%, followed by the investment grade corporate sector, which was up 8.1%.  The ABS sector finished the quarter with a 6.3% gain.  The MBS sector gained 2.3%.  The U.S. Treasury and agencies sectors, the worst performing sectors, returned 2.1% and 2.0%, respectively.  Overall, the Barclays Capital U.S. Aggregate Index returned 3.7% for the quarter.

During the fourth quarter of 2009, treasury securities lost ground, with bond yields rising to multi month highs and the spread between the 2-year and 10-year notes hitting record high levels.  The Barclays Capital Long Treasury Index was down -5.3% during the quarter, as brighter economic prospects lifted expectation of inflation and concerns about the amount of debt the government needs to sell in order to fund the widening budget deficit weighted on the longer maturities.  The 10-year yield rose by 0.5% to 3.8% as the yield curve steepened.

Spread sectors narrowed considerably during the quarter as evidence continued to mount that the U.S. and global recessions are over and economic recoveries have begun.  The Federal Open Market Committee kept rates at near zero with the risk to growth remaining, but with the improvements in the economy, the committee indicated that most of the special liquidity facilities would expire on February 1st, and gave more details about the wind down of the various liquidity programs it has put in place over the last 15 months or so.  Spread sectors outperformed during the quarter.  CMBS was the top performing spread sector.  In the corporate sector, financials were the best performer.  The Barclays Capital U.S. Aggregate Index returned 0.2% for the quarter.

JNL/Mellon Capital Management Funds
Mellon Capital Management Corporation
Team Management

JNL/Mellon Capital Management S&P 500 Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	25.97%
5 year	-0.21%
Since Inception	1.02%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	26.26%
5 year	-0.03%
Since Inception	0.97%
(Inception date March 5, 2004)

(Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004)

JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	38.03%
5 year	2.60%
Since Inception	5.44%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	38.34%
5 year	2.79%
Since Inception	3.82%
(Inception date March 5, 2004)

(Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004)

JNL/Mellon Capital Management Small Cap Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	27.54%
5 year	-0.13%
Since Inception	3.99%
(Inception date January 15, 2002)

Average Annual Total Returns for Class A Shares
1 year	27.68%
5 year	0.06%
Since Inception	1.58%
(Inception date March 5, 2004)

(Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds
Mellon Capital Management Corporation
Team Management

JNL/Mellon Capital Management International Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	29.28%
5 year	3.00%
Since Inception	6.44%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	29.57%
5 year	3.20%
Since Inception	5.05%
(Inception date March 5, 2004)

JNL/Mellon Capital Management Bond Index Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	5.65%
5 year	4.26%
Since Inception	4.57%
(Inception date January 15, 2002)

Average Annual Total Returns for Class B Shares
1 year	5.90%
5 year	4.48%
Since Inception	4.07%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds
Mellon Capital Management Corporation
Team Management

JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund

JNL/Mellon Capital Management European 30 Fund
Objective: The investment objective of the JNL/Mellon Capital Management European 30 Fund is to provide capital appreciation.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 41.03% for Class A shares compared to 35.83% for the MSCI Europe Index.

Companies that contributed to the Fund’s performance include:  Antofagasta, an operator and explorer for copper mines, became a top performer in the Fund as the company benefited from increased copper prices.  DnB Nor Asa, a Norwegian commercial bank, rose due to its sound operations and increased capital.  Mets Oyi, a global supplier of process industry machinery and systems, was one of the top performers of the Fund as customers began to discuss bigger projects and spending on industrial equipment began to show signs of a recovery.

Companies that detracted from the Fund’s performance include:  Banco De Sabadell, a Spanish based retail and commercial bank, fell as late payments and defaults increased as a result of Spain’s high unemployment rate.  France Telecom SA, a telecommunications services company to residential, professional and large business customers, fell as the ongoing economic slump forced customers to cut back on telecommunications services.  Mobistar SA, a Belgian firm that offers mobile telephone services through a GSM network and fixed line services for international calls, had decreased performance due to the weak economy and increased competition.

JNL/Mellon Capital Management Pacific Rim 30 Fund
Objective: The investment objective of the JNL/Mellon Capital Management Pacific Rim 30 Fund is to provide capital appreciation.

Fund Specific Overview: For the year ended December 31, 2009, the Fund slightly underperformed its benchmark by posting a return of 24.15% for Class A shares compared to 24.18% for the MSCI Pacific Index.

Companies that contributed to the Fund’s performance include:  Rio Tinto, an international mining company, gained as a result of the decline in value of the Australian dollar, which gave it an advantage over rivals in South Africa and India.  Australia and New Zealand Banking Group, an international bank with activities in general banking, mortgage and installment lending, life insurance, leasing, hire purchase and general finance, was up as it was able to acquire strategic businesses in Asia and from subsidiaries of ING. These activities put the company in a better position to grow it’s business throughout Asia.  Jardine Cycle and Carriage, a company which distributes, retails, and assembles motor vehicles, parts, and accessories, rose as analysts noted that the company’s position in the market gave it little exposure to the export market and the company’s balance sheet was extremely healthy and would allow it to participate in strategic acquisitions.

Companies that detracted from the Fund’s performance include:  Tokuyama Corporation, a Japanese producer of cement and other construction materials, fell due to the weakened global demand for building materials and significant dilution due to an equity offering to finance a Malaysian plant.  West Japan Railway, Japan’s third largest railway operator, fell on declining passenger numbers and a significant drop in Japan’s GDP.  NTT Docomo Inc, a provider of various telecommunications services, had negative returns because of decreased sales and increased costs.

JNL/Mellon Capital Management European 30 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	41.03%
Since Inception	17.19%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	41.27%
Since Inception	17.39%
(Inception date October 6, 2008)

JNL/Mellon Capital Management Pacific Rim 30 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	24.15%
Since Inception	15.26%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	24.49%
Since Inception	15.52%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Global Alpha Fund
Mellon Capital Management Corporation
Team Management

Objective:
The investment objective of the JNL/Mellon Capital Management Global Alpha Fund is to seek total return.

Portfolio Manager Commentary:
For the period September 28, 2009 through December 31, 2009, the Fund underperformed its benchmark by posting a return of -1.20% for Class A shares compared to 0.02% for the Citigroup 1 Month Treasury Bill Index.  The factors that caused underperformance during the period were losses in the currency and bond allocation components.  The equity allocation component added alpha.  Exchange-traded equity and bond futures, and currency forwards are used to implement the Fund’s strategy.  However, their use has a very small impact on the performance as they are merely a more cost effective and highly liquid substitute for gaining market exposure.  What impacts the Fund’s performance is the allocation among the developed equity, bond, and currency markets, as described below.

Evidence continued to mount that the U.S. and global recessions are over and economic recoveries have begun.  The Organization for Economic Cooperation and Development doubled its growth forecast for the leading developed economies, saying the economies of the group’s 30 member countries will expand 1.9% next year and 2.5% in 2011.  The third quarter gross domestic product report showed the U.S. economy expanded at an annualized rate of 3.5%.  In a sign that the labor market may finally be healing, initial reports showed that November non-farm payrolls fell by 11,000 workers, far less than the 111,000 decline in jobs in October.  For the eighth consecutive month, the Conference Board’s index of leading economic indicators rose.  Existing home sales jumped again up 7.4% in November after jumping 10.1% in October as the overall economic picture continues to improve.  Abroad, China’s industrial production grew more than economists had forecasted in November, a development that reaffirms the expectations of many economists that China will help lead the rest of the world in recovery.  Data was mixed in the Euro area.  Service and manufacturing industries grew at the fastest pace in two years in November.  At the same time, Greece had its debt rating cut while Spain and the UK were facing the possibility of downgraded ratings.  The UK economy has lagged; their third quarter 2009 GDP declined to -0.4%.  As economies transition to growth, the next step for governments and central banks will be to remove the stimulative policies without harming the nascent growth.  European Central Bank President Trichet said policymakers will withdraw emergency cash gradually in an effort to ensure the bank does not fuel inflation.  The Federal Open Market Committee (“FOMC”) kept rates at near zero with the risk to growth remaining, but with the improvements in the economy, the FOMC indicated that most of the special liquidity facilities would expire on February 1st, and gave more details about the wind down of the various liquidity programs it has put in place over the last 15 months or so.  Australia became the first G20 country to raise interest rates in more than a year.  Norges Bank became the first European central bank to reverse its easing cycle as the Norwegian economy accelerated.

In general, the Fund uses derivatives as direct substitutes for developed market stock indices, government bonds, and currencies.  The Fund employs derivatives because they have much lower trading costs.  Some important points about the types of derivatives the Fund uses are as follows: 1) In almost all the markets covered by the Fund, the derivative is more liquid than the underlying physical securities.  This is often the case for exchange traded futures on liquid developed markets.  2) The Fund limits derivatives use to futures and forwards which are among the simplest types of derivatives.  They have linear payoffs, meaning a $1 price change in the underlying equals $1 in derivative profit and loss or mark-to-market.  This is not the case for more exotic over the counter derivatives with embedded optionality and so called non-linear payoffs.  3) Most of the derivatives the Fund uses are exchange traded with daily mark-to-market and no counterparty credit risk.  4) For the over-the-counter derivatives, mostly currency forwards, the Fund minimizes counterparty credit exposure by rolling them quarterly and by trading only with the highest credit rated counterparties.

The largest volume of trading activity during the quarter was in the fixed income selection strategy component.  The Fund purchased U.S. and Japanese bond futures.  The term premium for U.S. bonds increased significantly as the rise in yields, combined with a relatively muted rise in cash expected returns against the global average, increased their attractiveness.  The Fund pared its short in Japanese bond futures as the position was less attractive on a risk adjusted basis.  The Fund sold Euro and UK bond futures after their term premiums decreased versus the global average.  Euro bond yields rose less than the global average, while the rise in UK long-term inflation expectations narrowed the UK term premium.  In the currency component, the Fund’s largest purchase was the euro after its monetary policy signal turned more positive.  The Fund’s largest sales were the British pound and the Swiss franc.  The British pound’s monetary policy signal was less attractive and the real rate signal became negative after inflation expectations rose in the UK.  The Fund sold the Swiss franc against its euro purchase, as it was less attractive on the real rate and monetary policy signals and due to its high correlation with the euro.

Within the equity market selection strategy, the Fund’s largest overweight is in France (CAC 40 10 Euro Index Future), where stocks are attractively valued relative to bonds and to other country equity markets.  Our largest equity futures position continues to be an underweight to Japan (TOPIX Index Future), where stocks are expensive relative to bonds, and we expect the lowest equity returns of any developed country.  In the bond allocation strategy, the largest overweights are in U.S. and UK bond futures as they offer the largest term premiums.  The Fund’s largest underweight remains in Japan, where the term premium is unattractive versus the global average.  In the currency strategy, the Australian dollar and the Japanese yen are the Fund’s largest overweights.  The Fund is overweight the Australian dollar because its short-term real interest rate is relatively high and it is expected to remain above the global average.  The Japanese yen overweight is driven by the positive monetary policy signal.  The Fund’s largest underweights are in the British pound and the U.S. dollar.  Both the British pound and the U.S. dollar are relatively unattractive from a monetary policy standpoint, while the British pound also has a negative real interest rate.

Average Annual Total Returns for Class A Shares
Since Inception	-1.20%
(Inception date September 28, 2009)

Average Annual Total Returns for Class B Shares
Since Inception	-1.10%
(Inception date September 28, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Oppenheimer Global Growth Fund
OppenheimerFunds, Inc.
Rajeev Bhaman

Objective:
The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 39.42% for Class A shares compared to 29.99% for the MSCI World Index.

The year began with near panic in the financial markets.  For the first quarter of 2009, there was a very real fear that the world economy might be heading towards the conditions experienced during the Great Depression.  As credit dried up and consumer confidence collapsed, global economic activity slowed dramatically or went into reverse as many large financial institutions disappeared or neared bankruptcy.

Central bankers and governments did not sit idly by.  Last year, we maintained that with the help of government intervention, the financial system would stabilize, risk premiums would fall, loans would be made available to qualified businesses and consumers, and the global economy would largely recover.  The scale of government intervention has been unprecedented, and while the long-term impacts are still to be assessed, we believe the “medicine” has clearly worked and we are now in the early stages of an economic recovery.

Given our relatively sanguine view last year that there would be a fairly robust market recovery sooner rather than later, we did not panic with regard to the Fund during this extreme market volatility.  We instead stuck to our investment principles.  As a result, we were able to produce results that were well ahead of the benchmark during the year.

Our approach is essentially bottom-up and based on a stock’s fundamentals.  Sector and country allocation are also primarily driven by stock selection. We do not make changes to the Fund because of sweeping top-down asset or country allocation decisions. Although we tend to avoid jurisdictions where the legal structures appear inadequate to provide shareholder protection.  Currently, we tend to favor securities located in open economies, such as the U.S., Japan and UK, which have high quality companies and feature significant innovation.

Our fundamental, bottom-up approach, which seeks long-term, sustainable and superior growth, has currently led us to focus on the information technology and consumer discretionary sectors.  This is where we are finding the most companies with the characteristics we seek.  Indeed, we had approximately 43% of the Fund invested in these two sectors at year end, compared to the benchmark’s roughly 20% allocation.  So, it is particularly encouraging that these two sectors were the biggest positive contributors to performance during the year.

Within information technology, the biggest contributors were Telefonaktiebolaget LM Ericsson, our largest holding; Infosys Technologies Ltd., the Indian software company; U.S. based Juniper Networks Inc.; semiconductor firm MediaTek Inc.; internet service company eBay Inc.; and specialty glass and ceramics producer Corning Inc.  All of these companies were among the top ten positive contributors to overall Fund performance.  Among consumer discretionary companies, we had positive contributions from a wide array of holdings, such as retailers Hennes & Mauritz AB, which the Fund exited, and Tiffany & Co.  Other contributors included Bayerische Motoren Werke (BMW) AG and luxury goods companies LVMH Louis Vuitton Moet Hennessy SA and Tod’s SpA.

Our other major overweight sector at year end was industrials.  Industrials was a positive contributor to performance, with a particular strong showing by Assa Abloy AB, a Swedish company that is a leading manufacturer and supplier of locks.  Our energy stock selection, which had detracted from Fund performance during the first half of the year, experienced a strong rebound and ended the year strongly outperforming the Fund’s benchmark.  Technip SA, Europe’s second largest provider of oil field services, was the largest contributor to performance.  The Fund also handily outperformed in the consumer staples sector as a result of better relative stock selection.

In contrast, materials, a sector where we were underweight at year end, detracted from performance.  It was a roller coaster period for this sector. As the commodity and energy bubble burst, the sector was very weak through March 2009.  But as prices recovered, materials was the top performing sector for the Fund’s benchmark in terms of total return.  Thus, our substantial underweight in materials hurt relative performance.  We are, however, maintaining our underweight position in materials as the fundamentals of supply and demand in a slow growth world do not appear to support another big run up in this sector.

At the country level, the stellar performance of technology stocks moved the U.S. into the top position in terms of positive contributors to performance.  As a region, Europe was the top contributor to Fund performance, with solid contributors coming from France, Germany and Sweden, among others.  Latin America also outperformed for the Fund, with Brazil and Mexico leading the way, as did Asia excluding Japan, primarily due to India and Taiwan providing the bulk of the returns.  On the negative tack, our underweights in Australia and Canada detracted from overall performance, as did our overweight position to Japan.

The global outlook continues to be mixed as much of the global economy seems poised to transition from a state of “less bad” to sustained growth.  On the positive side, we see some increases in investor participation and a return of risk appetite as economic data shows movement from the depressed levels of 2008 and the first quarter of 2009.  We are encouraged by early signs of stabilization in the housing and employment markets and improvement in consumer confidence.

While the exact shape of recovery is yet unknown, we remain conservative in our assumptions: deleveraging, at least in the developed world and at both the personal and corporate levels, has a long way to run.  This will restrain demand and, thus, growth.  It is also clear that the crisis is putting considerable pressure on companies to adapt via cost cutting and aggressive competition.  As a result, the gap between the strong and the weak will grow; hence, our emphasis is on picking and sticking with what we believe are winners.  We are optimistic about the outlook for the Fund because of the quality of the companies we believe it holds and the compelling valuations on which those names continue to trade.  We believe the Fund is well positioned to seek attractive returns without any heroic assumptions for the shape of the recovery.

JNL/Oppenheimer Global Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	39.42%
5 year	3.12%
Since Inception	3.89%
(Inception date April 30, 2001)

Average Annual Total Returns for Class B Shares
1 year	39.58%
5 year	3.34%
Since Inception	4.81%
(Inception date March 5, 2004))

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PAM Asia ex-Japan Fund
Prudential Asset Management (Singapore) Limited
Kannan Venkataramani

Objective:
The investment objective of the JNL/PAM Asia ex-Japan Fund is long-term total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 69.59% for Class  A shares compared with 72.07% for the MSCI Asia ex-Japan Index.

Stock selection in the financial and utility sectors and asset allocation to utilities contributed to the Fund’s performance.  However, stock selection in the consumer discretionary and energy sectors, allocation to consumer discretionary and the Fund’s cash position hurt Fund performance. Taiwan and Hong Kong contributed to the Fund, while Korea and India detracted from Fund performance.

The stock markets of Asia ex-Japan increased sharply during 2009 after experiencing large declines during the global financial crisis in 2008. Gains in 2009 occurred as international economies appeared to stabilize and begin recovering.

AAC Acoustic Technologies Holdings Inc. (“AAC”) and Sterlite Industries India Ltd. (“Sterlite”) were among the larger contributors to Fund performance. Each outperformed its domestic market as well as the region. We believe their valuations are attractive.  We expect AAC’s margins to widen as prices rise for the equipment this China-based company manufactures for high end phones.   We believe Sterlite is one of the world’s lowest cost producers of zinc, copper and aluminium.

In contrast, China Zhongwang Holdings Ltd. (“Zhongwang”) and Shinsegae Co. Ltd. (“Shinsegae”) were among the larger detractors from Fund performance. Each was an overweight that underperformed its domestic market as well as the region.  We like them despite temporary setbacks.  Zhongwang makes aluminium goods but was hit by profit taking and a news report that questioned information about company customers. Zhongwang rejected the news report as groundless. We expect the company to gain from Beijing’s economic stimulus spending.  Shinsegae, an operator of department and discount stores in Korea, suffered because company sales appeared weak. We believe Shinsegae’s valuations are attractive.

Among its larger transactions, the Fund established new positions in Taiwan Semiconductor Manufacturing Co. Ltd. (“Taiwan Semiconductor”) and Samsung Fire & Marine Insurance Co. Ltd. (“Samsung Fire & Marine”). A stake in CNOOC Ltd. (“CNOOC”) was also raised.  We are attracted to valuation and the dividend at Taiwan Semiconductor, a leading foundry.  Samsung Fire & Marine is Korea’s biggest non-life insurer and seems to offer value for the long term.  CNOOC is an offshore oil and gas company that is likely to benefit from China’s growing demand for energy. We estimate that the stock is cheap compared with other China energy stocks.

China, Indonesia and India were the Fund’s top weighted markets at year end.  Led by these three countries, we believe Asia ex-Japan economic growth will exceed that of the world’s developed markets by around 3% annually in the coming years.

At year end, the Fund  moved to neutral in utilities from underweight a year earlier on a belief that the industry had been left behind by a rally and had become attractive.  The Fund moved to overweight in materials from underweight a year earlier by buying POSCO Inc., China Shanshui Cement Group Ltd. and Hindalco Industries Ltd. We believe these companies are attractively valued.

JNL/PAM Asia ex-Japan Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	69.59%
Since Inception	-8.60%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	69.80%
Since Inception	-8.40%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.
Prudential Asset Management (Singapore) Limited is an indirect, wholly-owned subsidiary of Prudential Plc, a publicly ptraded company incorporated in the United Kingdom.  Prudential Plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

JNL/PAM China-India Fund
Prudential Asset Management (Singapore) Limited
DR Rao

Objective:
The investment objective of the JNL/PAM China-India Fund is long-term total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed one of its benchmarks by posting a return of 82.27% for Class A Shares compared to 62.29% for the MSCI China Index.  The Fund underperformed its other benchmark, the MSCI India Index which returned 102.81%.  Stock selection in China and Hong Kong benefited the Fund’s relative performance while stock selection in India and currency movements limited returns.

Asian equity markets started 2009 poorly.  Global efforts to avoid an economic crisis paid dividends as an extended period of equity appreciation began in March. The rebound continued in the second and third quarter as stimulus measures by governments gained traction while macroeconomic and production data from China and India stabilized.  China’s commitment to a loose monetary policy also stimulated markets. The fourth quarter saw a slowdown in equity gains on concerns of a pricing bubble.

Hong Kong based automobile and battery producer BYD Co. Ltd. (“BYD”) was the top contributor and reported that its 9-month earnings rose 201% due to strong domestic car sales.  Off-benchmark AAC Acoustic Technologies Holdings Inc. price increased after being supported by positive earnings and guidance from handset brands such as Nokia Oyj and Apple Inc. The top Indian contributor was the Fund’s non-position in Reliance Communications Ltd. which declined because of poor financial results. Indian carmaker Maruti Suzuki India Ltd. was another contributor advancing on increased sales and competitive positioning.  An overweight in China Unicom Hong Kong Ltd. and non-positions in Tencent Holdings Ltd. and Tata Consultancy Services Ltd detracted from performance.

Positions were established in China Resources Land Ltd., China Life Insurance Co. Ltd., Fosun International Ltd., Li Ning Co. Ltd., Sohu.com Inc., Sino-Ocean Land Holdings Ltd., Sinotrans Shipping Ltd., China Zhongwang Holdings Ltd., China Resources Cement Holdings Ltd., China Pacific Insurance (Group) Co. Ltd., Dr. Reddy’s Laboratories Ltd., Colgate-Palmolive India Ltd., Tata Steel Ltd., Hindalco Industries Ltd., Axis Bank Ltd., IVRCL Infrastructures & Projects Ltd., Sterlite Industries India Ltd., Mphasis Ltd., LIC Housing Finances Ltd., Reliance Industries Ltd., GVK Power & Infrastructure Ltd., Sun TV Network Ltd., Rural Electrification Corp. Ltd., OnMobile Global Ltd., Oil India Ltd. and Tata Motors Ltd.

The Fund sold out of positions in Housing Development Finance Corp., China Shipping Development Co. Ltd., Anhui Conch Cement Co. Ltd., Beijing Capital International Airport Co. Ltd., China Resources Power Holdings Co. Ltd., BYD Electronic International Co. Ltd., China Life Insurance Co. Ltd., Satyam Computer Services Ltd., Bharat Heavy Electricals Ltd., Hindustan Unilever Ltd., HDFC Bank Ltd., Tata Power Co. Ltd., NTPC Ltd., Cairn India Ltd., Larsen & Toubro Ltd. and Oil & Natural Gas Corp. Ltd.

During the year consumer discretionary shifted to an overweight while consumer staples went to an underweight position.  The Fund ended the year underweight energy, industrials, healthcare, financials and telecommunications.  Materials, information technology and utilities were overweight positions.   The Fund ended the year underweighting China, Hong Kong and India.  The Fund also has a cash position that will be deployed as deemed by the Fund’s Manager.

JNL/PAM China-India Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	82.27%
Since Inception	-11.77%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	82.55%
Since Inception	-11.61%
(Inception date December 3, 2007)

*MSCI Chin-India Index is comprised of 50% MSCI China Index and 50% MSCI India Index.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.
Prudential Asset Management (Singapore) Limited is an indirect, wholly-owned subsidiary of Prudential Plc, a publicly ptraded company incorporated in the United Kingdom. Prudential Plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

JNL/PIMCO Real Return Fund
Pacific Investment Management Company LLC
Mihir Worah

Objective:
The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 17.25% for Class A shares compared to 11.41% for the Barclay’s Capital U.S. TIPS Index.

Main contributors to the Fund’s performance relative to its benchmark in 2009 include:  Corporate bonds, especially exposure to financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009.  Exposure to non-agency mortgage-backed securities (MBS) and high quality consumer asset-backed securities (ABS) added to annual performance as these bonds also rallied amid strong government policy support.  Positions in inflation-linked bonds in Japan added to performance as these bonds gained from continued government support.

The following strategies negatively impacted the Fund’s performance:  Above-index total duration stemming from U.S. nominal bonds was a negative impact to returns. Nominal interest rates rose during the year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds.  Underweight shorter maturity Treasury Inflation-Protected Securities (TIPS) was a negative impact to returns. Real yields declined on better than expected economic data, continued asset inflow into shorter maturities, and a general lack of liquidity across the TIPS curve.

The Fund management team invests in the following derivatives; financial future contracts, option contracts, forward foreign currency contracts and swap agreements, as a tool to manage credit, interest and currency exposure as well as to gain overall exposure to certain markets as part of its investment strategy.  Money market futures positions added 1.20% to the Fund’s performance, especially in the U.S., as the U.S. Federal Reserve (“Fed”) indicated that short maturity rates would remain low for longer than markets had expected.  The other derivatives held during the year did not have a significant impact on the Fund’s performance.

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009.  Interest rates generally rose during the year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds.

TIPS gained 11.41% in 2009 as represented by the Barclays Capital U.S. TIPS Index.  Real yields declined across most of the maturity spectrum with the exception of long dated issues, where real rates rose only modestly.  Real coupon helped returns as did positive inflation accruals despite cyclical disinflationary pressures.  TIPS outperformed comparable maturity nominal bonds overall.

TIPS yields declined most for shorter maturities up through the 5-year sector, partly reflecting an increase in energy prices such as crude and crude products, but mostly a reaction to improved fourth quarter economic data, continued asset inflow into shorter maturities and a general lack of liquidity across the TIPS curve.  TIPS gained despite continued near term disinflationary pressures weighing on market sentiment.  The benchmark ten-year yields ended the year 71 basis points lower at 1.41%.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve.  This steepening also occurred in government yield curves of other major developed economies.  Additionally, corporate bonds, MBS and ABS gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

During the year, significant changes in the Fund’s weightings included an increase in cash equivalents of +33%, and a decrease in MBS and non U.S. of -20% and -13%, respectively.

JNL/PIMCO Real Return Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	17.25%
Since Inception	7.89%
(Inception date January 16, 2007)

Average Annual Total Returns for Class A Shares
1 year	17.76%
Since Inception	8.18%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Total Return Bond Fund
Pacific Investment Management Company LLC
William H. Gross

Objective:
The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 15.45% for Class A shares compared to 5.93% for the Barclays Capital U.S. Aggregate Bond Index.

Main contributors to the Fund’s performance relative to its benchmark in 2009 included:  An overweight to agency mortgage-backed securities (“MBS”), which enjoyed a powerful rally for all of 2009.  The success of the U.S. Federal Reserve’s (“Fed”) MBS Purchase program drove yield premiums to their tightest levels ever.  An overweight to non-Agency MBS and high quality consumer asset-backed bonds (“ABS”) added to annual performance as these bonds also rallied amid strong government policy support.  Corporate bonds, especially an overweight to bonds of financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009.  Municipal bonds were also strong performers, and added to annual performance.  Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year.  Exposure to Treasury Inflation-Protected Securities (“TIPS”) added to annual performance as real yields outperformed their nominal counterparts during the year.  An allocation to emerging market (“EM”) bonds was positive for performance.  Indices of EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20% in 2009.  A major detractor from the Fund’s performance relative to the benchmark was an overweight to duration in the U.S. which detracted from returns as the U.S. Treasury market lagged most other developed bond markets in 2009.

The Fund management team invests in the following derivatives; financial future contracts, option contracts, forward foreign currency contracts and swap agreements, as a tool to manage credit, interest and currency exposure as well as to gain overall exposure to certain markets as part of its investment strategy.  Money market futures positions added 2.55% to the Fund’s performance as the Fed indicated that short maturity rates would remain low for longer than markets had expected.  The other derivatives held during the year did not have a significant impact on the Fund’s performance.

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009.  Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds.  The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 0.20% during the fourth quarter and 5.93% for all of 2009.

Initiatives such as the Fed’s purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability.  The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory draw down by businesses.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve.  This steepening also occurred in government yield curves of other major developed economies.  Additionally, corporate bonds, MBS and ABS gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

During the year, significant changes in the Fund’s weightings included an increase in government securities and non U.S. of +19% and +13%, respectively, and a decrease in MBS of -24%.

JNL/PIMCO Total Return Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	15.45%
5 year	5.84%
10 year	6.83%

Average Annual Total Returns for Class A Shares
1 year	15.66%
5 year	6.04%
Since Inception	5.60%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Funds
PPM America, Inc.
Team Management

JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund

In 2009, the S&P 500 Index increased 26.46%, in contrast to a decline of -37.00% in 2008.  The consensus view was that the U.S. exited one of the longest recessions (which started in December 2007) in its history.  The U.S. Federal Reserve (“Fed”) Funds rate remained unchanged for all of 2009 at a rate of 0% - 0.25%.  The Federal Open Market Committee believed economic conditions were likely to warrant exceptionally low short-term interest rates for an extended period.  Additionally, inflation is forecasted to remain in check.  Sector performance followed the typical textbook cycle in 2009.  Early cyclical stocks outperformed in 2009 with the information technology (+61.7%) and consumer discretionary (+41.3%) sectors leading the way.  The materials sector (+48.6%) took its place among the best performers as commodity prices increased globally.  Traditional defensive sectors such as utilities (+11.9%) and telecommunication services (+8.9%), underperformed the broad market.  Health care stocks (+19.7%) were weak for much of 2009 as Congress attempted to reform healthcare.  Not surprising, given the strong technology performance in 2009, within the S&P 500 Index, the top five stock contributors included Apple Inc., Microsoft Corp., Google Inc., IBM and Cisco Systems Inc. The worst five stock contributors for the year included Exxon Mobil Corp., Citigroup, General Electric Co., Wells Fargo & Co. and Gilead Sciences Inc.  Value based investment styles underperformed growth based investment styles by a sizable margin. The S&P 500/Citigroup Growth Index increased 31.57% whereas the S&P 500/Citigroup Value Index increased 21.18%.  Overall market capitalization influenced 2009 equity returns.  The largest 100 stocks in the S&P 500 Index returned 20.26% compared to 87.50% for the smallest 100 stocks.  As the effect of the 2008 credit crisis eased, U.S. equity market volatility declined in 2009.  The CBOE Volatility Index (“VIX”), an index measuring option market volatility, fell nearly 50% from a year earlier.

JNL/PPM America Mid Cap Value Fund
Objective: The investment objective of the JNL/PPM America Mid Cap Value Fund is long-term growth of capital.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 47.38% for Class A shares compared to 34.21% for the Russell Mid Cap Value Index and 40.48% for the Russell Mid Cap Index.  The Fund’s outperformance relative to the Russell Mid Cap Index can be primarily attributed to individual stock selection. The relative overweight position in the consumer discretionary sector and underweight position in the financials sector helped Fund performance.  Even though the Fund had an overweight position in the information technology sector, individual stock selection detracted from Fund performance.

Companies that contributed to the Fund’s outperformance included independent oil and gas company, Newfield Exploration Co., cruise operator, Royal Caribbean Cruises Ltd., and metals service center, Reliance Steel & Aluminum Co.  Improved economic and credit conditions have influenced all three companies positively in 2009.  Companies that detracted from the Fund’s performance included healthcare services company, Res-Care Inc., holding company, Astoria Financial Corp., and energy company, Comstock Resources Inc.

New purchases during the year included Viacom Inc., Bally Technologies Inc., Edison International Inc. and Novell Inc.  Sales included Sherwin-Williams Co., Apache Corp., Masco Corp. and Pinnacle West Capital Corp.  Contract drilling company, ENSCO International Inc., purchased during the year, was sold when the company announced that it would reincorporate in the UK in late 2009.  Healthcare services provider, IMS Health Inc., also purchased during the year, was sold after the company announced that it would be acquired by TPG Capital LP and the Canada Pension Plan Investment Board.

Relative to the Russell Mid Cap Index, the Fund’s overweight position in energy was reduced to an underweight.  The Fund’s overweight position in industrials and significant underweight in utilities was reduced during the year. At year end, compared to the Russell Mid Cap Index, the Fund was overweight in the industrials, materials and consumer discretionary sectors and was underweight in the financials and information technology sectors.
We believe the market’s current valuation is attractive and that the Fund is inexpensive relative to the overall market.  We continue to favor stocks within the industrials, materials and consumer discretionary sectors, which relative to the Russell Mid Cap Index are the Fund’s larger sector overweight positions at the end of the year.  We believe these sectors are still very attractive on a long-term basis and offer significant upside potential using our normal 2 to 3 year investment time horizon.

JNL/PPM America Small Cap Value Fund
Objective: The investment objective of the JNL/PPM America Small Cap Value Fund is long-term growth of capital.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 33.97% for Class A shares compared to 22.85% for the S&P Smallcap 600/Citigroup Value Index and 25.57% for the S&P Small Cap 600 Index. The Fund’s outperformance relative to the S&P Small Cap 600 Index can be primarily attributed to individual stock selection. The relative overweight position in the consumer discretionary sector and underweight in the financials sector helped Fund performance.  The underweight position in the information technology sector detracted from Fund performance.

Companies that contributed to the Fund’s outperformance included technology company, Omnivision Technologies Inc., and consumer names, NBTY Inc., which specializes in nutritional supplements, and apparel/footwear company, Skechers U.S.A., Inc.  All three companies are benefiting from sales and margin improvements despite a soft retail environment.  Stock names that detracted from the Fund’s performance were recreational products company, JAKKS Pacific Inc., financial firm, Associated Banc-Corp., which was sold during period, and health care services company, Res-Care Inc.

Purchases during the year included Abercrombie & Fitch Co., Spirit AeroSystems Holdings Inc., Bally Technologies Inc., Apogee Enterprises Inc., Hain Celestial Group Inc. and Novell Inc.  Sales during the year included Associated Banc-Corp., Macy’s, Newfield Exploration Co., Avnet Inc., Masco Corp., Pinnacle West Capital Corp. and Royal Caribbean Cruises Ltd.  Healthcare services provider, IMS Health Inc., also purchased during the year, was sold after the company announced that it would be acquired by TPG Capital LP and the Canada Pension Plan Investment Board.

Relative to the S&P 600 Small Cap Index, the Fund  increased its overweight position in the industrials and consumer staples sectors.  The energy sector overweight was reduced to a modest underweight while the materials sector overweight position was also decreased during the year.

Compared to the S&P 600 Small Cap Index, at year end the Fund was overweight in the industrials, consumer discretionary and consumer staples sectors and was underweight in the information technology, healthcare and financials sectors.

We believe the market’s current valuation is attractive and that the Fund is inexpensive relative to the overall market.  We continue to favor stocks within the industrials, consumer discretionary and consumer staples sectors, the Fund’s larger sector overweight positions, relative to the S&P 600 Small Cap Index, at the end of the year.  We believe these sectors are still very attractive on a long-term basis and offer significant upside potential using our normal 2 to 3 year investment time horizon.

JNL/PPM America Value Equity Fund
Objective: The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

Portfolio Manager Commentary: For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 44.58% for Class A shares compared to 26.46% for the S&P 500 Index and 21.18% for the S&P 500/Citigroup Value Index.  The Fund’s outperformance relative to the S&P 500 Index can be primarily attributed to individual stock selection.  The relative overweight positions in the materials and consumer discretionary sectors helped Fund performance.  The underweight position in the information technology sector detracted from Fund performance.

A diverse group of stocks including energy company, Newfield Exploration Co., managed healthcare name, CIGNA Corp., and global financial services company, Morgan Stanley, led Fund outperformance.  Companies that detracted from Fund performance included Citigroup whose fundamentals weakened significantly and the stock was sold during the year, property/casualty insurance company, Allstate Insurance, a company impacted by the financial crisis, and steel company, Nucor Corp., a company who has seen little improvement in real demand.

New purchases included Microsoft Corp., Johnson & Johnson, Procter & Gamble Co., Edison International Inc. and Lockheed Martin Corp.  Sales included Citigroup, Sherwin-Williams Co., Masco Corp. and E.I. DuPont de Nemours & Co. Contract drilling company, ENSCO International Inc., purchased during the year, was sold when the company announced that it would reincorporate in the UK in

JNL/PPM America Funds
PPM America, Inc.
Team Management

2009.  Healthcare services provider, IMS Health Inc., also purchased during the year, was sold after the company announced that it would be acquired by TPG Capital LP and the Canada Pension Plan Investment Board.

Relative to the S&P 500 Index, the Fund reduced its significant underweight position in the healthcare and consumer staples sectors.  The relative weight in the financials and consumer discretionary sector positions were reduced.

At year end the Fund was overweight, compared to the S&P 500 Index in the financials, consumer discretionary and materials sectors and was underweight in the information technology, consumer staples and healthcare sectors.

We believe the market’s current valuation is attractive and that the Fund is inexpensive relative to the overall market.  We continue to favor stocks within the financials and consumer discretionary sectors, the Fund’s larger sector overweight positions relative to the S&P 500 Index at the end of the year.  We believe these sectors are still very attractive on a long-term basis and offer significant upside potential using our normal 2 to 3 year investment time horizon.

JNL/PPM America Mid Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	47.38%
Since Inception	-9.46%
(Inception date March 31, 2008)

Average Annual Total Returns for Class A Shares
1 year	47.82%
Since Inception	-9.25%
(Inception date March 31, 2008)

JNL/PPM America Small Cap Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	33.97%
Since Inception	-9.09%
(Inception date March 31, 2008)

Average Annual Total Returns for Class B Shares
1 year	34.30%
Since Inception	-8.89%
(Inception date March 31, 2008)

JNL/PPM America Value Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	44.58%
5 year	-3.11%
10 year	-0.64%

Average Annual Total Returns for Class B Shares
1 year	44.72%
5 year	-2.90%
Since Inception	-1.65%
(Inception date March 5, 2004)

PPM America, Inc. assumed portfolio responsibility on January 16, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America High Yield Bond Fund
PPM America, Inc.
Anthony Balestrieri & Scott B. Richards

Objective:
The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income.  As a secondary objective, the Fund seeks capital appreciation.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 46.30% for Class A shares compared to 58.10% for the Merrill Lynch High Yield Master II Constrained Index.

The Fund performed well against the universe of actively managed portfolios, which on average trailed the record setting returns posted by high yield indices by very large margins.  The Fund outperformed the average return for the Peer Group (Morningstar High Yield Variable Annuity Funds) by 106 basis points (“bps”).

Returns as measured by high yield indices set records in 2009.  Actual high yield bond funds also generated outsized returns, but the average active manager lagged index returns by over 1000 bps and passive managers ETFs trailed by even larger margins.  Large investor inflows, illiquid trading markets and significant index turnover were the major drivers of the dislocation between theoretical index results and the returns generated by actual funds.

The Fund was the beneficiary of strong investor inflows throughout most of the year and tripled in size during 2009.  While the Fund was able to invest the monies fairly efficiently and maintain cash balances below 4-5% for most of the year, cash and cash substitutes significantly underperformed the broader high yield market and cost the Fund 561 bps versus its benchmark.  High yield indices maintain zero cash balances and incur no trading costs.

The 2009 rally in high yield was led by the lower end of the quality spectrum.  CCC rated securities generated returns of over 90% and the distressed sector was well over 135% in their respective Barclays Capital U.S. High Yield Index categories.  The Fund’s strategy to generate sustainable current income by investing broadly in “core” high yield issues caused it to be underweight the most speculative “tail” section of the market, which in aggregate generated extraordinary returns this year.

The high yield market rallied dramatically through most of 2009 and generated record returns.  The Merrill Lynch U.S. High Yield Master II Index, of which the Fund’s benchmark is a subset, was up over 57%, easily surpassing the previous record of 39% set in 1991.  This year’s rebound started in December 2008 and after a brief pause in February, rallied consistently for the next ten months.  The recovery was lead by the riskiest sectors of the high yield market as CCC-rated issues, the financial sector and high beta issues outperformed the broader market.  The Merrill Lynch U.S. High Yield Master II Index yielded 19.6% with an option adjusted spread (“OAS”) of over 1800 bps at year end 2008, a year later those metrics plummeted to 9.1% and 639 bps respectively.

Investors continued to fuel the market rally throughout the year with strong and steady inflows into the sector.  Mutual fund flows as measured by AMG Data Services were over $31 billion in 2009, a staggering 35% increase in assets.  Strong investor demand resulted in large volumes of new issues for high yield companies, which used the capital market opportunity to extend maturities and increase financial liquidity.  These balance sheet improvements in turn, lead to rapidly decreasing default rate expectations for 2010 for individual issuers and the market aggregates.  Defaults in 2009 increased largely as expected to approximately 13%, but default forecasts for 2010 which were over 15% a year ago, plummeted this year and now show a consensus closer to 4%.

Attribution analysis, which compares the Fund to its benchmark, indicates the largest sources of underperformance came from cash and underweighted holdings in the most speculative issues in the banking, insurance and automobile industries which rebounded dramatically in 2009.  Holdings in more defensive industries such as cable and utility sectors generally performed well, but failed to keep pace with the broader market.  On an individual name basis, the largest detractors of relative performance generally included the most speculative names in the sector not owned or underweighted by the Fund. Three notable issuers - AIG Inc., CIT Group Inc., and Residential Capital LLC – accounted for over 170 bps of relative underperformance versus its benchmark.

Fund performance versus its benchmark was enhanced by the Fund’s overweighted investment in the homebuilder and telecommunication sectors and by superior security selection in the chemical, food and gas distribution industries.  The Fund’s commercial mortgaged-backed securities (“CMBS”) and bank loan investments also enhanced relative performance during the year.  On an individual name basis; Stone Container Finance Co., Harrah’s Entertainment Inc., HCA Inc. and chemical company, Ineos Group Holdings Plc, were the top contributors, adding over 210 bps in aggregate.

The Fund attempted to maintain a consistent and balanced portfolio throughout the year despite the rapid growth in assets experienced during the year.  The Fund was an active participant in the new high yield issue market and despite diminished trading liquidity, utilized the secondary trading markets whenever attractive opportunities were available.  During the year, the Fund increased its holdings in the banking, retailer and airline industries and reduced weightings in the utility, homebuilder and healthcare sectors.

The Fund holds a broadly diversified portfolio of high yield bonds across several dozen industry sectors.  The Fund maintains a risk profile in line with the broad high yield universe and is consistent with our relatively constructive view of the market.  The largest overweights in the Fund at year end include the cable, airline, media and telecommunications industries and our CMBS and investment grade financial holdings, which are not owned by its benchmark.  The Fund’s most significant underweights include energy, healthcare and support services.

JNL/PPM America High Yield Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	46.30%
5 year	2.40%
10 year	4.99%

Average Annual Total Returns for Class B Shares
1 year	46.58%
5 year	2.61%
Since Inception	3.39%
(Inception date March 5, 2004)

PPM America, Inc. assumed portfolio responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Red Rocks Listed Private Equity Fund
Red Rocks Capital LLC
Adam Goldman & Mark Sunderhuse

Objective:
The investment objective of the JNL/Red Rocks Listed Private Equity Fund is to seek maximum total return.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of  40.33% for Class A shares compared to 61.65% for the S&P Listed Private Equity Index.

The Fund manager was cautious in selections of listed private equity names and purposefully avoided many names that were or still are a going concern.  This hurt the Fund’s performance on a relative basis but the absolute return faired well versus the risk taken.  In addition, the Fund manager focused on the ability of companies to fund their economic commitments and also paid close attention to valuation metrics.

The market conditions impacting private equity were threefold.  Private equity companies were significantly limited in their ability to obtain leverage, to exit, or monetize their portfolio investments, and the valuation metrics used to value existing investments were substantially lower.  Many of these factors improved in 2009, but more time will be needed for investors to regain confidence in the market and in private equity.

Net contributors to the Fund’s performance included KKR Private Equity Investors LLP, AP Alternative Assets LP, GP Investments Ltd., Wendel Investissement and Ratos AB.  Net detractors to the Fund’s performance included  Candover Investments PLC, Babcock & Brown Infrastructure Group, DeA Capital SPA, European Capital Ltd. and Capital Southwest Corp.

Significant purchases during the year included KKR Private Equity Investors LLP, Onex Corp. and 3i Group Plc.  There were no significant sales during the year.

Looking to the new year, the Fund manager continues to seek out companies that exhibit the following consistent characteristics: companies that have lower debt levels; companies that can take advantage of the dislocated environment; companies that can access capital for new investments; and companies that can raise liquidity in existing investments.

JNL/Red Rocks Listed Private Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	40.33%
Since Inception	-13.65%
(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares
1 year	40.62%
Since Inception	-13.49%
(Inception date October 6, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services, LLC
Team Management

JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

Investment Objective:
The investment objective of the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Growth Fund and the JNL/S&P Disciplined Moderate Growth Fund is capital growth and current income.  The investment objective of the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Growth Fund and the JNL/S&P Disciplined Moderate Fund is to seek capital growth.  Current income is a secondary objective. The investment objective of the JNL/S&P Managed Aggressive Growth Fund and the JNL/S&P Disciplined Growth Fund is capital growth.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the JNL/S&P Managed Conservative Fund returned 13.53% and the JNL/S&P Managed Moderate Fund returned 18.63%. The JNL/S&P Managed Moderate Growth Fund returned 23.46%, the JNL/S&P Managed Growth Fund returned 28.06% and the JNL/S&P Managed Aggressive Growth Fund returned 31.05%.  All five of the JNL/S&P Managed Funds outperformed the Barclays Capital U.S. Aggregate Bond Index which returned 5.93%. The JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, and the JNL/S&P Managed Moderate Growth Fund underperformed the S&P 500 Index which returned 26.46%, while the JNL/S&P Managed Growth Fund and the JNL/S&P Managed Aggressive Growth Fund  outperformed the S&P 500 Index.

For the year ended December 31, 2009, the JNL/S&P Disciplined Moderate Fund returned 18.67%, the JNL/S&P Disciplined Moderate Growth Fund returned 22.77% and the JNL/S&P Disciplined Growth Fund returned 25.39%.  All the funds outperformed the Barclays Capital U.S. Aggregate Bond Index which returned 5.93% and underperformed the S&P 500 Index, which returned 26.46%.

JNL/S&P Managed Conservative Fund

Aiding performance to the upside last year were allocations to JNL/T. Rowe Price Value Fund and JNL/AIM International Growth Fund relative to the S&P 500 Index as well as to JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund and JNL/Goldman Sachs Core Plus Bond Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

Detracting from performance last year were allocations to JNL/Select Value Fund and JNL/AIM Large Cap Growth Fund by comparison to the S&P 500 Index, JNL/Select Money Market Fund and JNL/JP Morgan U.S. Government and Quality Bond Fund relative to the Barclays Capital U.S. Aggregate Bond Index as well as having not allocated to JNL/Lazard Emerging Markets Fund, JNL/PAM Asia ex-Japan Fund and JNL/Capital Guardian International Small Cap Fund vis-à-vis the S&P 500 Index and JNL/PPM America High Yield Bond Fund in terms of the Barclays Capital U.S. Aggregate Bond Index.

JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund

Aiding performance to the upside last year were allocations to JNL/Lazard Emerging Markets Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price Established Growth Fund relative to the S&P 500 Index as well as to JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund and JNL/Goldman Sachs Core Plus Bond Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

Detracting from performance last year were allocations to JNL/Select Value Fund and JNL/AIM Large Cap Growth Fund by comparison to the S&P 500 Index, JNL/Select Money Market Fund and JNL/JP Morgan U.S. Government and Quality Bond Fund relative to the Barclays Capital U.S. Aggregate Bond Index as well as having not allocated to JNL/PAM Asia ex-Japan Fund and JNL/PAM China-India Fund vis-à-vis the S&P 500 Index and JNL/PPM America High Yield Bond Fund in terms of the Barclays Capital U.S. Aggregate Bond Index.

JNL/S&P Managed Aggressive Growth Fund

Aiding performance to the upside last year were allocations to JNL/Lazard Emerging Markets Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price Established Growth Fund relative to the S&P 500 Index as well as to JNL/PIMCO Real Return Fund and JNL/Goldman Sachs Emerging Market Debt Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

Detracting from performance last year were allocations to JNL/Select Value Fund and JNL/AIM Large Cap Growth Fund by comparison to the S&P 500 Index, JNL/Select Money Market Fund and JNL/JP Morgan U.S. Government and Quality Bond Fund relative to the Barclays Capital U.S. Aggregate Bond Index as well as having not allocated to JNL/PAM China-India Fund vis-à-vis the S&P 500 Index and JNL/PPM America High Yield Bond Fund in terms of the Barclays Capital U.S. Aggregate Bond Index.

JNL/S&P Disciplined Moderate Fund

Aiding performance to the upside last year were allocations to JNL/Mellon Capital Management JNL Optimized 5 Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund relative to the S&P 500 Index as well as to JNL/PIMCO Real Return Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

Detracting from performance last year were allocations to JNL/Mellon Capital Management Select Small Cap Fund by comparison to the S&P 500 Index and JNL/Select Money Market Fund relative to the Barclays Capital U.S. Aggregate Bond Index as well as having not allocated to the JNL/Mellon Capital Management 25 Fund vis-à-vis the S&P 500 Index and JNL/Goldman Sachs Emerging Market Debt Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

Aiding performance to the upside last year were allocations to JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund relative to the S&P 500 Index as well as to JNL/PIMCO Real Return Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

Detracting from performance last year were allocations to JNL/Mellon Capital Management Select Small Cap Fund by comparison to the S&P 500 Index and JNL/Select Money Market Fund relative to the Barclays Capital U.S. Aggregate Bond Index as well as having not allocated to JNL/Goldman Sachs Emerging Market Debt Fund vis-à-vis the Barclays Capital U.S. Aggregate Bond Index.

2009 Market Overview

Despite a mildly shaky start to the fourth quarter of 2009, equity markets globally shook off initial jitters and, with the exception of Japan, demonstrated remarkable buoyancy during the October to December period, broadening their gains from the third quarter in the process.  Meanwhile, emerging markets, combined with high yield and investment grade corporate fixed income markets worldwide complemented what they had achieved in the three prior quarters to attain significant positive performance.  Positive performance was a result of resurgent investors’ risk appetites for yield that recompressed speculative and investment grade spreads to the disadvantage of U.S. Treasuries.  Domestic and foreign real estate market returns recovered further from October to December, and the performance of commodities rebounded as well in the final quarter of 2009.

Three consecutive quarters of increasingly progressive, positive performance overturned a deeply unfavorable beginning of the year, testifying convincingly to the keenness of investors to abandon risk aversion and exploit lower market valuations to their financial advantage.

Although the U.S. housing market experienced some renewed unsteadiness, riskier investment appetites, combined with healthier corporate earnings and holiday demand trends to reinforce investor confidence, underpined capital market performance in the last quarter of 2009.  High yield debt markets proceeded to lure investors, whose escalating distrust of the undisciplined fiscal practices of Western nations and dubious credit status of some high grade corporate issuers has encouraged them to pursue avenues of investment more deserving of their risk eagerness.

In spite of a feeble start to the fourth quarter, domestic stock markets retained their winning edge, posting solid single digit increases in performance, but underperforming many, if not most, of their mature and emerging competitors.  Large capitalization stocks outdid their small and mid cap rivals for the quarter; yet, small cap, which were up 37.4%, prevailed for the year.  Meanwhile, growth outdistanced value by 320 basis points during the quarter and 994 basis points for the year.  In 2009, every sector re- corded positive performance to one extent or another.  Those outperforming the S&P 500 Index included technology and consumer discretionary along with materials as

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services, LLC
Team Management

other sectors did poorer than the S&P 500 Index.  In surrendering 2.2% last quarter, financials saw their performance for the year depressed to 15.5%, a slight setback to an otherwise amazing comeback for the industry.

Market Outlook

As an ever so gradual economic revival proceeds to take shape globally, enduring concerns in the capital markets about its potential to strengthen sustainably in 2010 could limit the scope for further equity appreciation in the coming months.  Evidence thus far of only patchy progress in the recovery of business activity worldwide spells little enthusiasm and incentives for taking additional risk in stock markets around the globe.  Anticipated high unemployment levels should continue to restrain consumer spending, promote further cost streamlining, discourage capital investing and hamper top line corporate revenue growth to the disadvantage of company valuations and shareholder value.  Rising joblessness aside, many mature economies, like core Euro-zone, U.S., Canada and UK, appear to have bottomed conclusively and already begun to rebound, albeit tediously.  Even so, we remain unconvinced of the recovery’s sustainability in much of Western Europe and north of the Rio Grande.

Irrespective of the measures put in place by Western Europe’s governments and central banks to breathe life into domestic business activity in their respective economies, tentatively embryonic signs of a bottoming in the contraction have come to light thus far, indicating that a recovery in the Euro-zone, UK, Swiss and Scandinavian economies may start to consolidate some time in 2010.  To date, the only source of economic impetus has emanated from expansionary credit and fiscal policies, which have reinvigorated internal demand somewhat.  Yet, any restrengthening of the euro, sterling and Swiss franc would stand in the way of a more energetic economic rebound by deterring demand from overseas markets.

Deflation, despite an anomalously overstated fractional rebound of late in real activity, is expected to continue to plague the Japanese economy and overshadow other policy matters for quite some time to come.  Foreign trade, Japan’s main engine of growth, may seem to have regained some momentum of late, as have some other economic indicators, but the strength of the yen, no matter what measures newly appointed Finance Minister Kan may employ to try to weaken the Japanese unit, should proceed to weigh on export competitiveness.  Meantime, internal sources of macroeconomic activity are faring worse than their external counterparts, and prospects for a measurable rebound remain bleak since domestic demand is likely to stay sidelined for much of this year.  As a result of dormant consumption patterns, output will remain sluggish and unemployment could increase further.  Politically, the ruling Democratic Party of Japan appears helpless in the face of a dire economic situation insofar as we believe it lacks the effective wherewithal to rescue the nation from the psychological grip of declining prices.

While a significant divide persists between emerging and mature stock market performance, dubious and perhaps disingenuous market speculation of a disconnection, or decoupling, of the former from the latter distracts attention from the more pertinent topic of the variation in returns among emerging markets in 2009, a trend that is likely to last for the foreseeable future, with Latin America again edging out Central and Eastern Europe, Middle East and Africa and perhaps both surpassing Asia ex-Japan again.

Debt market performance, with returns of low quality having outshined those of high quality fixed income last year, could come undone if growing investor fatigue vis-à-vis unparalleled fiscal indiscipline by governments of mature markets were to exacerbate fears of insolvency.  Steepening U.S .Treasury, UK gilt and Euro-zone yield curves are signaling a degree of gloom, but not outright doom as yet, for the mature government bond markets.  Investors search for higher returns may have worked to the advantage of the emerging and high yielding fixed income markets, but the resurgent hunger for riskier debt instruments may be laying the foundation for the eventual emergence of yet another asset market bubble that, if it were to burst, could provoke yet another crisis, entailing, once again, a reversion in demand for more secure investments.

JNL/S&P Managed Conservative Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	13.53%
5 year	3.09%
Since Inception	3.62%
(Inception date October 4, 2004)

JNL/S&P Managed Moderate Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	18.63%
5 year	3.13%
Since Inception	4.02%
(Inception date October 4, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services, LLC
Team Management

JNL/S&P Managed Moderate Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	23.46%
5 year	3.03%
10 year	2.54%

JNL/S&P Managed Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	28.06%
5 year	1.99%
10 year	1.51%

JNL/S&P Managed Aggressive Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	31.05%
5 year	1.76%
10 year	0.32%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services, LLC
Team Management

JNL/S&P Disciplined Moderate Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	18.67%
Since Inception	-2.35%
(Inception date January 16, 2007)

JNL/S&P Disciplined Moderate Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	22.77%
Since Inception	-5.18%
(Inception date January 16, 2007)

JNL/S&P Disciplined Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	25.39%
Since Inception	-6.81%
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services LLC
Massimo Santicchia

JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund

Despite a mildly shaky start to the fourth quarter of 2009, equity markets globally shook off initial jitters and, with the exception of Japan, demonstrated remarkable buoyancy during the October to December period, broadening their gains from the third quarter in the process.  Meanwhile, emerging markets, combined with high yield and investment grade corporate fixed income markets worldwide,  complemented what they had achieved in the three prior quarters to attain significant positive performance.  Positive performance was a result of resurgent investors’ risk appetites for yield that recompressed speculative and investment grade spreads to the disadvantage of U.S. Treasuries.  Domestic and foreign real estate market returns recovered further from October to December, and the performance of commodities rebounded as well in the final quarter of 2009.

Three consecutive quarters of increasingly progressive, positive performance overturned a deeply unfavorable beginning of the year, testifying convincingly to the keenness of investors to abandon risk aversion and exploit lower market valuations to their financial advantage.

As we look forward to 2010, we believe that equity market performance will be more contained and differentiated across sectors, styles and market capitalization ranges. Our approach remains focused on seeking to construct concentrated portfolios with positive exposure to historically favorable alpha factors. We believe this disciplined approach has the potential to generate an overall performance which has limited relationship to traditional equity styles and economic sectors’ performance. Our positioning at the stock selection date emphasized a combination of what we believed to be high quality and value factors.

The Funds were rebalanced in early December based on the December 1, 2009 stock selection date.

JNL/S&P Competitive Advantage Fund
Objective: The investment objective of the JNL/S&P Competitive Advantage Fund is capital appreciation.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 44.22% for Class A shares compared to 26.46% for the S&P 500 Index.

The main alpha factors driving the performance of the Fund, return on invested capital and price to book, interacted positively to generate significant outperformance over the benchmark for the year.  Historically, companies with high return on capital have shown a tendency to be more resilient to economic recessions and less sensitive to overall corporate earnings growth. This behavior was evident during the first quarter of 2009 when the Fund outperformed its benchmark by over 10%. As the market rebounded sharply over the following three quarters, the Fund kept up with the market thus showing almost full participation in up markets.

Attribution analysis indicates that for the year, both sector allocation and stock selection positively contributed to performance. Top contributors, with positive contribution, were stocks in the consumer discretionary, energy and consumer staples sectors. Bottom contributors, with negative contribution, were stocks in the industrials and technology sectors.

As of year end, the Fund was significantly overweighted in consumer discretionary and underweighted in financials, telecommunicaton and utilities.  50% of the stocks had an S&P Quality Rank of at least A- and 80% of at least B+.

JNL/S&P Dividend Income & Growth Fund
Objective: The investment objective of the JNL/S&P Dividend Income & Growth Fund is primarily capital appreciation with a secondary focus on current income.

Fund Specific Overview: For the year ended December 31, 2009, the Fund underperformed its benchmark by posting a return of 23.47% for Class A shares compared to 26.46% for the S&P 500 Index.

The main alpha factors driving the performance of the Fund, dividend yield, S&P Quality Rankings and S&P credit ratings, were out of favor, as investors moved towards riskier securities.  Historically, companies with greater than average S&P Quality Rankings and S&P credit ratings have shown a tendency to be more resilient to economic recessions and less sensitive to overall corporate earnings growth.  However, the Fund suffered a sharp drawdown in the first quarter of 2009 due to dislocation in the credit markets and the dividend yield’s difficulties in identifying potential value opportunities.  As credit markets stabilized, the Fund rebounded in the following quarters in line with the overall market.

Attribution analysis indicates that for the year, the Fund’s underperformance was attributable to negative sector allocation effects despite positive stock selection effects.  Top contributors, with positive contribution, were stocks in the consumer staples, consumer discretionary, financials and industrials sectors.  Bottom contributors, with negative contribution were stocks in the technology, materials and utilities sectors.

As of year end, the Fund was significantly overweighted in telecommunication, materials and utilities and underweighted in technology and financials.  80% of the stocks had an S&P Quality Rank of at least A- and 97% of at least B+.

JNL/S&P Intrinsic Value Fund
Objective: The investment objective of the JNL/S&P Intrinsic Value Fund is capital appreciation.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 57.04% for Class A shares compared to 26.46% for the S&P 500 Index.

The main alpha factors driving the performance of the Fund, free cash flow and external financing, interacted positively to generate significant outperformance over the benchmark for the year.  As the credit market crisis unfolded and the stock market crashed, many stocks in the Fund became extremely inexpensive on a number of valuation metrics.  As the market rebounded from the March lows, the Fund significantly outperformed its benchmark.

Attribution analysis indicates that for the year both sector allocation and stock selection positively contributed to performance.  Top contributors, with positive contribution, were stocks in the consumer discretionary, materials, health care, consumer staples and telecommunication sectors. The only negative contribution came from stocks in the technology sector.

As of year end, the Fund was significantly overweighted in industrials, health care, discretionary and staples, and underweighted in technology, financials, energy, telecommunication and materials.  30% of the stocks had an S&P Quality Rank of at least A- and 80% of at least B+.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services LLC
Massimo Santicchia

JNL/S&P Total Yield Fund
Objective: The investment objective of the JNL/S&P Total Yield Fund is capital appreciation.

Fund Specific Overview: For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 42.88% for Class A shares compared to 26.46% for the S&P 500 Index.

The main alpha factors driving the performance of the Fund, share buyback yield, dividend yield and debt buyback yield, interacted positively to generate significant outperformance over the benchmark for the year. As the credit market crisis unfolded and the stock market crashed, many stocks in the Fund became extremely inexpensive on a number of valuation metrics. As the market rebounded from the March lows, the Fund significantly outperformed its benchmark.

Attribution analysis indicates that for the year both sector allocation and stock selection positively contributed to performance. Top contributors, with positive contribution, were stocks in the consumer discretionary, healthcare, consumer staples, telecommunication and utilities sectors. Bottom contributors, with negative contribution were stocks in the financials, technology, energy, materials and industrials sectors.

As of year end, the Fund was significantly overweighted in financial, discretionary, industrials and staples, and underweighted in healthcare, utilities, telecommunication and energy.   30% of the stocks had an S&P Quality Rank of at least A- and 70% of at least B+.

JNL/S&P Competitive Advantage Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	44.22%
Since Inception	0.51%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	44.70%
Since Inception	0.58%
(Inception date December 3, 2007)

JNL/S&P Dividend Income & Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	23.47%
Since Inception	-5.25%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	23.79%
Since Inception	-5.06%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds
Standard & Poor’s Investment Advisory Services LLC
Massimo Santicchia

JNL/S&P Intrinsic Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	57.04%
Since Inception	-0.03%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	57.84%
Since Inception	0.34%
(Inception date December 3, 2007)

JNL/S&P Total Yield Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	42.88%
Since Inception	-3.63%
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 year	43.04%
Since Inception	-3.49%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Balanced Fund
Wellington Management Company, LLP
Edward P. Bousa, Christopher L. Gootkind, & John C. Keogh

Objective:
The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed one of its benchmarks by posting a return of 19.78% for Class A shares compared to 5.93% for the Barclays Capital U.S. Aggregate Bond Index. The Fund underperformed its other benchmark, the S&P 500 Index which returned 26.46%.

Even though the Fund underperformed the S&P 500 Index, the equity portion of the Fund slightly outperformed this benchmark.  Positive stock selection within six out of the ten sectors boosted relative performance.  Sector allocation decisions detracted from returns.

The fixed income portion also outperformed the Barclays Capital U.S. Aggregate Bond Index.  Sector allocation was the primary driver of outperformance.  The fixed income portfolio’s overweight to credit contributed to positive relative returns.

Throughout the year, extraordinary government measures helped to stabilize global economies and markets.  As the year progressed, low interest rates, better than expected corporate earnings and improving economic data provided a favorable backdrop for equities.  Aided by the ongoing economic recovery and improved sentiment, non-Treasury fixed income sectors set the pace.  Global government rates moved meaningfully higher, while credit spreads continued to narrow.  Many sectors finished the year at or within basis points of the tightest levels of the year.

Within the equity portion of the Fund, security selection was particularly strong in healthcare, materials and consumer staples.  Sector selection in technology, telecommunications and utilities detracted.  A sizeable underweight to strong performing technology hurt relative returns.
The fixed income portfolio’s security selection within corporate bonds specifically the financials sector, including insurance, REITS, and large banks contributed to returns.  Commercial mortgage-backed securities were a modest detractor.

The top three contributors to performance of the equity portfolio, on a relative basis, during the year were Schering-Plough Corp., International Paper Co. and Exxon Mobil Corp.  Apple Inc., Google Inc. and Eli Lilly & Co. were the largest detractors.

The largest purchases during the year were in healthcare and financials.  In healthcare, the Fund initiated positions in Pfizer Inc. and Johnson & Johnson as we looked to build positions at historically low valuations.   In financials, the Fund added to Wells Fargo & Co. and initiated a position in Chubb Corp., where we continue to close our underweight position as the industry stabilizes and consolidates amid overly bearish sentiment.  The largest sells were in healthcare and energy.  In healthcare, the Fund eliminated Wyeth and Abbott Laboratories, as we sought to lock in gains for many strong performers.  In energy, the Fund trimmed XTO Energy Inc. and eliminated Schlumberger Ltd., where we took profit and looked to upgrade the Fund.

The equity portion of the Fund remains focused on investing in areas of strong demand and avoiding areas of oversupply.  Materials, especially metals, are starting to get speculative.  We believe that government reform of healthcare appears to be less severe than feared.  Valuations are low and remain positive.  Quality stocks recovered somewhat in the quarter, but remain attractive.

We believe the U.S. economy is recovering and that government intervention has reduced systemic risk.  We think that the recovery will be stronger than markets anticipate and sluggish housing and commercial real estate markets will remain headwinds.

JNL/Select Balanced Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	19.78%
5 year	4.07%
10 year	6.80%

Average Annual Total Returns for Class B Shares
1 year	20.08%
5 year	4.30%
Since Inception	4.81%
(Inception date March 5, 2004)

Wellington Management Company, LLP assumed portfolio management responsibility on October 4, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Value Fund
Wellington Management Company, LLP
Karen H. Grimes, Ian R. Link, & W. Michael Reckmeyer III

Objective:
The investment objective of the JNL/Select Value Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 23.98% for Class A shares compared to 19.69% for the Russell 1000 Value Index.  Relative outperformance was driven by a combination of stock selection and sector allocation, a residual of the Fund’s bottom-up process.

After a tumultuous start, U.S. equities finished 2009 near their highs for the year and recorded a third consecutive quarter of gains.  Throughout the year, extraordinary government measures helped to stabilize global economies and markets, and as the year progressed, low interest rates, better than expected corporate earnings and improving economic data provided a favorable backdrop for equities.  Growth stocks outpaced value for the year, while small cap stocks lagged their larger peers.  Sector performance was almost universally positive. Materials, information technology and consumer discretionary stocks led the market higher, while telecommunications, energy and utilities lagged the broader market returns during the year.

Favorable security selection in industrials, energy and consumer staples aided returns.  Less favorable results from information technology, consumer discretionary and utilities hurt performance relative to the benchmark.  Our overweight to strong performing information technology and underweight to the weaker performing utilities and financials sectors also helped performance.

Citigroup, which was eliminated in January, and our positions in Goldman Sachs Group Inc. and Cliffs Natural Resources Inc., contributed to relative performance.  ACE Ltd., International Paper Co. and Kroger Co. were the largest detractors from relative returns during the year.  The largest purchases during the year were in financials, we added to positions in Bank of America Corp. and Wells Fargo & Co., as we continue to believe that many financial companies are discounting worst case scenarios despite positive inflection points, and as we believe the market leaders will enjoy the benefit of both synergies and less competition as the industry consolidates.  The Fund continues to be constructive on energy, in general, and there was a fair amount of activity in the sector in terms of both purchases and sales as we sought to slightly increase beta, the Fund sold Total SA and added Baker Hughes Inc., and trimmed names that had performed well, such as, Newfield Exploration Co.  The Fund sold some healthcare positions as a number of companies rebounded from excessively low valuations driven by healthcare reform uncertainty, while others benefitted from increased merger activity as companies sought to avoid patent cliffs and rebuild pipelines at low valuations.  Among the healthcare names sold were Bristol-Myers Squibb Co., Wyeth, and Schering-Plough Corp.

The Fund is constructed on a stock by stock basis.  Sector weights are a fall out of stock selection.  Healthcare moved from an underweight to an overweight relative to the benchmark.  The underweight to the utilities sector increased, largely due to market movement. The Fund’s overweights to information technology and consumer staples were reduced during the year.

At the end of the year, the Fund’s largest overweights relative to its benchmark were in information technology, healthcare and consumer staples.  Utilities, financials and telecommunication services were the largest underweights.

JNL/Select Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	23.98%
5 year	3.11%
Since Inception	9.86%
(Inception date September 30, 2002)

Average Annual Total Returns for Class B Shares
1 year	24.18%
5 year	3.32%
Since Inception	4.41%
(Inception date March 5, 2004))

Wellington Management Company, LLP assumed portfolio management responsibility on October 4, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Established Growth Fund
T. Rowe Price Associates, Inc.
P. Robert Bartolo

Objective:
The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 43.49% for Class A shares compared to 26.46% for the S&P 500 Index and 37.21% for the Russell 1000 Growth Index.  The portfolio very significantly outperformed the S&P 500 Index as exceptionally strong stock selection and sector weighting contributed positively to relative results.

U.S. stocks were strong in 2009, with all sectors of the large cap market posting positive returns.  In the first quarter, major indexes extended last year’s decline and plunged to 12 year lows as the economy contracted, unemployment surged, and the federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector, and stimulate the economy.  From the low in early March, share prices then soared, as credit conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from recession.

Shares of information technology companies produced superior returns, thanks to attractive valuations, aggressive cost cutting, cash rich balance sheets and revenues that were not as bad as feared.  Materials stocks soared with commodity prices, while consumer discretionary shares climbed as investors anticipated that the sector would benefit substantially from an economic recovery and increased consumer spending.  Utilities and telecommunication services, two sectors often perceived as relatively safe havens in an economic downturn, trailed with modest gains.  Energy stocks also lagged, even though oil prices rebounded sharply from the lows reached early in the year.

Relative to the S&P 500 Index benchmark, the information technology sector was the top contributor to relative gain.  A sector overweight to this top performing group and favorable stock selection drove relative outperformance in the sector.  Stock selection in healthcare contributed positively to relative performance, notably in the pharmaceuticals and healthcare providers and services industries.  Stock selection also added value in the energy and telecommunication services sectors.  The only sector to detract from relative performance during the period was materials, where stock selection in the chemicals industry was the primary reason for the performance shortfall.

Relative to the S&P 500 Index benchmark, the Fund’s largest sector changes included significantly reducing our underweight to financials, which are in much stronger shape after the government’s efforts to steady the U.S. financial system and bringing our healthcare overweight exposure down to more of a market weight given the uncertainty of the current regulatory overhaul.  In addition, we added to our overweight position in information technology since we believe secular trends such as the rising availability of wireless Internet and growing popularity of smartphones and other devices will make mobile computing increasingly widespread and drive strong growth in the sector.  Although we expect a modest improvement in consumer spending and high unemployment will keep a lid on credit dependent purchases, we moderately increased our sector overweight in consumer discretionary names by selectively investing in companies that we believe will lead the recovery.

We are generally optimistic that the worst of the global economic and market downturn is behind us, but believe the strength of the economic recovery is still uncertain.  Numerous risks continue to weigh on the likelihood of a strong, sustainable recovery.  New home construction is recovering, but a large supply of existing homes combined with tight financing conditions will temper the recovery.  We believe non financial companies will focus more on paring debt rather than hiring new workers, which would impede a recovery in the jobs market.  Finally, with unemployment likely to remain high into 2010, we expect households will continue to restrain their spending, which will keep personal savings rates high and further undercut worker demand.  As we have stated in the past, we believe the U.S. economy is improving, but the transition from recession to recovery will be gradual as the drags on economic growth fade.

Our investment approach remains unchanged.  We still seek to invest in high quality companies with strengthening balance sheets, seasoned management teams and superior growth prospects that we believe will successfully weather the sluggish recovery.  Our mission is to select companies with potential for generating above average earnings and free cash flow, while maintaining an awareness of stock price valuations.  We will continue to rely on the strength of our independent research and concentrate on the underlying fundamentals of our holdings, rather than on macroeconomic concerns or short-term market sentiment.  We are confident that our philosophy can lead to consistent outperformance for our clients over the long term.

JNL/T. Rowe Price Established Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	43.49%
5 year	1.73%
10 year	0.70%

Average Annual Total Returns for Class B Shares
1 year	43.79%
5 year	1.92%
Since Inception	2.64%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Mid-Cap Growth Fund
T. Rowe Price Associates, Inc.
Brian W.H. Berghuis

Objective:
The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 46.93% for Class A shares compared to 37.38% for the S&P MidCap 400 Index and 46.29% for the Russell MidCap Growth Index.  The Fund modestly outperformed the Russell MidCap Growth Index for the year, while turning in a robust absolute gain.  Relative stock selection overall was positive, but showed a great amount of dispersion with particularly beneficial outcomes in some sectors while being weighed down by detrimental results in others.  Sector allocations proved beneficial to relative results.

After a dismal start, U.S. stocks produced strong gains in 2009.  While it was the best year for U.S. equities since 2003, the last decade was the worst for U.S.  equities since the 1930s.  In the first quarter of 2009, major large cap indexes plunged to 12 year lows as the economy contracted and unemployment surged.  The federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector and stimulate the economy.  From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.
As measured by Russell benchmarks, within the mid-cap space, growth stocks have outperformed value stocks for the year, though there was much volatility along the way with dominance by a particular style for short periods.  Mid cap stocks outperformed both large caps and small caps during year, and have been especially strong recently.  Sector results varied greatly during the year, though all sectors turned in significantly positive gains.  The strongest performances in the benchmark were in the energy, information technology and materials sectors.  The utilities sector was the weakest sector on an absolute basis.  The telecommunication services, industrials and business services and consumer staples sectors posted relatively weak results as well, though all were up nearly 30%.

The largest detraction to relative returns for the year was within the information technology sector.  Stock selection was accountable for the lackluster results.  Holdings in the information technlogy services industry in particular negatively impacted relative results.  Stock selection and an underweight position in the materials sector also weighed on relative performance.  The energy sector was the top performer in the benchmark, and Fund holdings could not keep pace these returns.  Stock selection in the sector detracted from relative results.

Stock selection in the consumer discretionary sector was the largest contributor to relative performance.  An overweight in the internet catalog and retail industry also helped.  Stock selection in the consumer staples sector further contributed to relative performance.  Also, the consumer staples sector was one of the worst performing sectors within the Russell MidCap Growth Index, so a significant underweight to the sector was beneficial.

All sectors except for utilities positively impacted the Fund’s absolute performance during the year.  The Fund’s consumer staples holdings posted the strongest absolute gain, followed by consumer discretionary and energy positions.

The Fund’s long term focus on areas of growth has not changed dramatically over the past year.  The largest weighting increase in the Fund was in financials, though its remains underweight relative to the Russell MidCap Growth Index.  The Fund’s increase primarily reflects an emphasis on commercial banks.  We believe that banks are getting back in to the real business of banking, borrowing cheaply from depositors and lending at higher rates to borrowers.  Now that many companies and individuals must turn again to banks for loans, we expect that banks will enjoy higher margins on their lending.  Still, we should note that the future shape of the banking system is highly uncertain, and the Fund has made only small investments to date, using a basket approach to diversify our risk.

Another increase was in the consumer discretionary sector.  While we have been somewhat cautious on the sector due to the constraints of housing weakness and high personal debt levels, it remains an important area of investment for the Fund, though the Fund is underweight against the Russell MidCap Growth Index.  Our current strategy is to focus on firms that dominate their markets.  The Fund has significant exposure to the hotels, restaurants and leisure group, and holds key names in the specialty retail internet and catalog retail and media industries.

The largest decrease in weighting was in the information technology sector, though it remains the largest overweight relative to the Russell MidCap Growth Index.  We believe many companies in the sector possess excellent prospects, solid balance sheets and shareholder oriented management teams.  We find that technology stocks are trading at reasonable valuations and remain confident in a number of catalysts to drive the sector higher.  Following closely was a decrease in the industrials and business services sector, which mostly reflects a dampened view on defense spending.

We remain focused on the long term changes wrought by the 2008-2009 financial crisis, primarily the trend toward deleveraging, the drive by consumers and businesses to increase savings and pay down debt.  Inflation and the potential devaluation of the dollar remain challenges for the economy, although probably not over the short term.  That noted, we have positioned the Fund to benefit from a cyclical turn in the economy, which appears to be taking place.  This stance has helped the Fund keep pace with the very strong gains in its benchmarks.  Typically, we would not be surprised to lag somewhat during strong rallies given our focus on higher quality stocks, which are less likely to come roaring back after having suffered steep declines.

JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	46.93%
5 year	4.48%
10 year	5.31%

Average Annual Total Returns for Class B Shares
1 year	47.22%
5 year	4.69%
Since Inception	6.10%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Short-Term Bond Fund (formerly, JNL/Goldman Sachs Short Duration Bond Fund)
T. Rowe Price Associates, Inc.
Edward A. Wiese

Objective:
The investment objective of the JNL/T. Rowe Price Short-Term Bond Fund is a high level of income consistent with minimal fluctuation in principal value and liquidity.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmarks by posting a return of 7.64% for Class A shares compared to 0.78% for the Merrill Lynch 1-3 Year Treasury Index and 1.41% for the Barclays Capital 1-3 Year Government/Credit Index.

For the period January 1, 2009 through September 28, 2009, the Fund was sub-advised by Goldman Sachs Asset Management, L.P.  During that time, the Fund outperformed its benchmark by posting a return of 6.94% for Class A shares compared to 0.66% for the Merrill Lynch 1-3 year Treasury Index.

T. Rowe Price Associates, Inc. replaced Goldman Sachs Asset Management, L.P. as the Fund’s sub-adviser on September 28, 2009.  Since T. Rowe Price Associates, Inc. took over investment decision through the end of 2009, the Fund outperformed its benchmarks by posting a return of 0.65% for Class A shares compared to 0.08% the Merrill Lynch 1-3 year Treasury Index and 0.42% for the Barclay’s Capital 1-3 Year Government/Credit Index.

For period January 1, 2009 through September 28, 2009, the primary factors that influenced the Fund’s performance relative to its benchmark were an allocation to riskier assets, such as credit sensitive mortgages and corporate bonds.

Tactical management of the Fund’s duration and term structure contributed to returns during the earlier part of 2009.  Specifically, the Fund held a short 20-year position that contributed to performance as investors became slightly more risk tolerant and yields rose from their December lows.  Cross sector positioning relative to the benchmark was a significant contributor to returns during the period ended September 25, 2009.  The Fund’s overweight exposure to the corporate sector meaningfully contributed to returns, specifically during the second and third quarters, as liquidity returned to the credit markets.  In April, corporates set a record for the best monthly performance on record.  While the rally in corporates continued into the third quarter, though at a slower pace, the Barclays Capital Corporate Credit Index still managed to outperform duration matched Treasuries by 556 basis points (“bps”) during the quarter.  The non-agency mortgage-backed securities (“MBS”) sector was a significant source of positive return, primarily in April.  The sector carried its strong performance from the latter half of March into April, with prices rising generally 15-30% from the lows witnessed in February.  Security selection of Prime and Alt-A super senior, credit enhanced, non-agency-backed adjustable rate mortgages was also a large contributor to returns.  The non-agency MBS sector continued to perform well during the latter part of the period, in part due to anticipation of the Public Private Investment Program (“PPIP”) coming on line, as well as a variety of housing market indicators suggesting overall activity seems to be stabilizing.  The Fund also benefitted from having exposure to various spread sectors.  Specifically, during the third quarter, spreads across risk sectors continued to contract as excess liquidity from government policy and programs made itself present to the market.

For the period September 28, 2009 to December 31, 2009, the primary factors that influenced the Fund’s performance relative to the Barclays Capital 1-3 Year Government/Credit Index were the following: Sector allocations within the portfolio drove relative outperformance versus the benchmark.  An out of benchmark allocation to MBS was the largest contributor to relative returns.  An overweight to corporate bonds and an underweight to U.S. Treasuries aided performance as well.  Security selection within the portfolio also aided relative results.

For the period September 28, 2009 to December 31, 2009, the greatest contributor to relative performance was the Fund’s nonbenchmark exposure to securitized sectors, particularly MBS.  MBS rose steadily through the first two months, fueled by the U.S. Federal Reserve’s continued MBS purchase program, which supported favorable mortgage rates.

An overweight to investment grade corporate bonds also boosted relative returns, as all corporate sectors (industrials, financials and utilities) posted solid returns.  An overweight to BBB rated bonds was the greatest factor in relative performance within the sector, and lower rated bonds also performed well.  Security selection did offset some relative gain in the sector, as the Fund is more conservative than the benchmark.

Underweighting Treasuries also proved successful for the Fund.  Investors began to pull out of Treasuries as economic data improved, and supply was pressured by news of heavy issuance to come.  The Fund’s strategy favors an underweight to Treasuries in favor of higher yield prospects, such as investment grade corporate bonds and securitized sectors.

Due to the size of the Fund and the liquidity challenges in some of the relevant sectors, most Fund purchases occurred in the new issue market during the quarter.  The Fund accumulated industrials during the quarter to meet its strategy’s overweight to that sector.  In addition, the Fund opportunistically added financials in the new issue market because we believe financial spreads should eventually regain their spread relationship to industrials.  Currently, financials trade with larger spreads than industrials due to the effects of the recent financial crisis.

Against the Barclays Capital 1-3 Year Government/Credit Index, the short-term bond strategy typically maintains a strategic overweight to corporate credit at the expense of low risk government related and Treasury sectors.  The strategy also has an nonbenchmark allocation to securitized sectors, which is largely concentrated in agency MBS.  We also have a smaller out of benchmark allocation to asset-backed securities (“ABS”) and AAA rated commercial mortgage-backed securities (“CMBS”).

This year, the strategy moved to a larger corporate overweight and took opportunistic securitized positions in reaction to large risk premium available at times in the sector.  Our largest overweight within corporate bonds is to industrials, specifically, through telecommunications and noncyclical names.  We also have increased our overweight to financials during the year, with the largest concentration in high quality banking names.

At the end of the year, the Fund’s weightings in comparison to the Barclays Capital 1-3 Year Government/Credit Index was overweight corporate bonds (19.3%), MBS (22.5%), ABS (3.7%) CMBS (.7%), international securities (.5%) and cash (5.4%); and underweight Treasuries (-45.4%) and Government securities (-7.0%).

JNL/T. Rowe Price Short-Term Bond Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	7.64%
Since Inception	2.47%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 year	7.74%
Since Inception	2.68%
(Inception date May 1, 2006)

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on September 28, 2009.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Value Fund
T. Rowe Price Associates, Inc.
John Linehan, through December 31, 2009; Mark S. Finn effective December 31, 2009

Objective:
The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued.  Income is a secondary objective.

Portfolio Manager Commentary:
For the year ended December 31, 2009, the Fund outperformed its benchmark by posting a return of 37.09% for Class A shares compared to 19.69% for the Russell 1000 Value Index.

After a dismal start, U.S. stocks produced strong gains in 2009.  While it was the best year for U.S. equities since 2003, the last decade was the worst for U.S. equities since the 1930s.  In the first quarter of 2009, major large cap indexes plunged to 12 year lows as the economy contracted and unemployment surged.  The federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector and stimulate the economy.  From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations.  All sectors in the large cap value universe, as measured by the Russell 1000 Value Index, produced positive returns in 2009.  Materials was the strongest sector for the year as a result of higher commodity prices, which were driven up by the weak U.S. dollar.  Shares of information technology companies produced powerful returns, thanks to attractive valuations, aggressive cost cutting, cash rich balance sheets, and better than expected revenues.  Energy and telecommunication services were the weakest performing sectors in the Fund’s benchmark.

The consumer discretionary sector was the largest contributor to relative performance driven by an overweight position.  Another contributor to relative performance was the energy sector due primarily to stock selection.  The financials sector also supported relative outperformance driven by stock selection.  The Fund’s overweight position to information technology, one of the best performing sectors in the Fund’s benchmark, also aided relative results.  The largest negative influence on relative performance was stock selection in information technology, but this was more than offset by our overweight position.  Group weighting in industrials and business services also had a slight negative impact that was outweighed by positive stock selection in the sector.

Companies that contributed to Fund performance were American Express Co., Microsoft Corp., Discovery Communications Inc. (“Discovery Communications”), MeadWestvaco Corp. and International Paper Co.  Companies that detracted from Fund performance were Sunoco Inc., Citigroup Inc., Liberty Media Corp., Exxon Mobil Corp. and Omnicom Group Inc.

Significant purchases during the year included Aon Corp., which was a new purchase for the Fund, Weyerhaeuser Co. (“Weyerhaeuser”), AT&T Corp., Spectra Energy Corp. and Keycorp.  Significant sales during the year included Wyeth, Dish Network Corp., Liberty Media Corp., Discovery Communications and Coca-Cola Enterprises Inc.

During the year, the largest weighting increase in the Fund was in financials.  The Fund was a net purchaser adding to commercial banks and diversified financial services names with strong balance sheets that were more likely to benefit as the economy recovered.

Materials was the best performing sector for the year, but the Fund was also a net purchaser adding mostly to paper and forest products name, Weyerhaeuser, primarily early in the year given its attractive valuation and the fact that its timberland ownership provided some downside protection.

The largest decrease in weighting was in the consumer discretionary sector where the Fund was a net seller as valuations became less compelling.

The weight in healthcare decreased slightly during the year.  The Fund was a net buyer of healthcare stocks mostly within the healthcare equipment and supplies and healthcare providers and services industries as uncertainty around industry reform pushed the stocks of some companies to attractive valuations.

We believe that there are very good opportunities to invest in high quality companies at attractive prices in a variety of market environments.  In the current rally where investors seem to be favoring risk, the market has left many high quality, traditionally defensive companies behind.  As a result, we find ourselves selling the more uncertain names whose risk reward profiles have diminished, in favor of the more stable names with attractive valuations.  Additionally, at current levels, valuations favor larger cap stocks over their smaller cap counterparts.  While no one knows what the future holds, we believe that this environment should be positive for the Fund’s performance given T. Rowe Price’s organizational focus on in house proprietary research and our bottom-up style of investing.  Our focus will continue to be selecting stocks with valuation appeal, sound fundamentals and reasonable balance sheet integrity.

JNL/T. Rowe Price Value Fund (Class A)

Average Annual Total Returns for Class A Shares
1 year	37.09%
5 year	0.95%
Since Inception	4.14%
(Inception date May 1, 2000)

Average Annual Total Returns for Class B Shares
1 year	37.46%
5 year	1.17%
Since Inception	2.65%
(Inception date March 5, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.
JNL Series Trust
Schedules of Investments (in thousands)
December 31, 2009

		Shares / Par (q)	Value
JNL Institutional Alt 20 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/AIM Global Real Estate Fund (1.8%) (a)		826	$6,218
JNL/Credit Suisse Commodity Securities Fund (1.3%) (a)		885	8,332
JNL/Goldman Sachs Emerging Markets
Debt Fund (2.0%) (a)		326	3,874
JNL/Lazard Emerging Markets Fund (0.6%) (a)		421	4,195
JNL/Mellon Capital Management Bond
Index Fund (7.6%) (a)		5,317	60,556
JNL/Mellon Capital Management Global Alpha
Fund (6.2%) (a)		391	3,862
JNL/Mellon Capital Management International
Index Fund (3.3%) (a)		2,029	24,150
JNL/Mellon Capital Management Nasdaq®
25 Fund (7.0%) (a)		840	8,261
JNL/Mellon Capital Management S&P 24 Fund (17.8%) (a)		2,827	24,677
JNL/Mellon Capital Management S&P SMid
60 Fund (7.6%) (a)		1,588	14,915
JNL/Mellon Capital Management Select Small-Cap
Fund (2.4%) (a)		842	8,144
JNL/Mellon Capital Management Value Line
30 Fund (2.9%) (a)		1,698	18,321
JNL/PIMCO Real Return Fund (0.3%) (a)		336	3,889
JNL/PPM America High Yield Bond Fund (0.7%) (a)		666	4,099
JNL/Red Rocks Listed Private Equity Fund (2.7%) (a)		754	6,055

Total Investment Funds (cost $190,551)			199,548

Total Investments - 100.0% (cost $190,551)			199,548
Other Assets and Liabilities, Net - 0.0%			(32)
Total Net Assets - 100%			$199,516

JNL Institutional Alt 35 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/AIM Global Real Estate Fund (4.7%) (a)		2,120	$15,967
JNL/Credit Suisse Commodity Securities Fund (4.0%) (a)		2,729	25,683
JNL/Goldman Sachs Emerging Markets
Debt Fund (4.6%) (a)		748	8,899
JNL/Ivy Asset Strategy Fund (3.2%) (a)		592	6,160
JNL/Lazard Emerging Markets Fund (1.3%) (a)		976	9,720
JNL/Mellon Capital Management Bond
Index Fund (8.4%) (a)		5,835	66,461
JNL/Mellon Capital Management Global
Alpha Fund (14.3%) (a)		901	8,898
JNL/Mellon Capital Management International
Index Fund (4.7%) (a)		2,868	34,126
JNL/Mellon Capital Management Nasdaq
25 Fund (8.0%) (a)		966	9,495
JNL/Mellon Capital Management S&P 24 Fund (25.0%) (a)		3,967	34,631
JNL/Mellon Capital Management S&P SMid
60 Fund (10.1%) (a)		2,105	19,762
JNL/Mellon Capital Management Select
Small-Cap Fund (2.8%) (a)		965	9,334
JNL/Mellon Capital Management Value Line
30 Fund (4.0%) (a)		2,311	24,931
JNL/PPM America High Yield Bond Fund (2.2%) (a)		2,051	12,612
JNL/Red Rocks Listed Private Equity Fund (9.8%) (a)		2,726	21,887

Total Investment Funds (cost $291,050)			308,566

Total Investments - 100.0% (cost $291,050)			308,566
Other Assets and Liabilities, Net - 0.0%			(50)
Total Net Assets - 100%			$308,516

JNL Institutional Alt 50 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/AIM Global Real Estate Fund (9.8%) (a)		4,454	$33,540
JNL/Credit Suisse Commodity Securities Fund (4.1%) (a)		2,789	26,245
JNL/Goldman Sachs Emerging Markets
Debt Fund (7.2%) (a)		1,170	13,912
JNL/Ivy Asset Strategy Fund (7.4%) (a)		1,383	14,401
JNL/Lazard Emerging Markets Fund (2.1%) (a)		1,515	15,089
JNL/Mellon Capital Management Bond
Index Fund (7.7%) (a)		5,372	61,192
JNL/Mellon Capital Management Global
Alpha Fund (33.6%) (a)		2,110	20,842
JNL/Mellon Capital Management International
Index Fund (4.5%) (a)		2,739	32,596
JNL/Mellon Capital Management Nasdaq
25 Fund (6.3%) (a)		754	7,417
JNL/Mellon Capital Management S&P 24 Fund (21.3%) (a)		3,383	29,531
JNL/Mellon Capital Management S&P SMid
60 Fund (9.8%) (a)		2,042	19,172
JNL/Mellon Capital Management Select
Small-Cap Fund (2.2%) (a)		755	7,304
JNL/Mellon Capital Management Value Line
30 Fund (3.5%) (a)		2,033	21,932
JNL/PPM America High Yield Bond Fund (2.6%) (a)		2,399	14,755
JNL/Red Rocks Listed Private Equity Fund (19.5%) (a)		5,435	43,646

Total Investment Funds (cost $343,652)			361,574

Total Investments - 100.0% (cost $343,652)			361,574
Other Assets and Liabilities, Net - 0.0%			(58)
Total Net Assets - 100%			$361,516

JNL Institutional Alt 65 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/AIM Global Real Estate Fund (7.6%) (a)		3,437	$25,882
JNL/Credit Suisse Commodity Securities Fund (3.0%) (a)		2,017	18,976
JNL/Goldman Sachs Emerging Markets
Debt Fund (5.7%) (a)		930	11,057
JNL/Ivy Asset Strategy Fund (7.0%) (a)		1,316	13,700
JNL/Lazard Emerging Markets Fund (1.6%) (a)		1,198	11,929
JNL/Mellon Capital Management Bond
Index Fund (2.5%) (a)		1,710	19,472
JNL/Mellon Capital Management Global
Alpha Fund (35.5%) (a)		2,229	22,022
JNL/Mellon Capital Management International
Index Fund (2.2%) (a)		1,348	16,037
JNL/Mellon Capital Management Nasdaq
25 Fund (4.0%) (a)		478	4,703
JNL/Mellon Capital Management S&P 24 Fund (11.9%) (a)		1,881	16,418
JNL/Mellon Capital Management S&P SMid
60 Fund (5.0%) (a)		1,030	9,674
JNL/Mellon Capital Management Select
Small-Cap Fund (1.4%) (a)		480	4,643
JNL/Mellon Capital Management Value Line
30 Fund (1.5%) (a)		860	9,283
JNL/PPM America High Yield Bond Fund (1.2%) (a)		1,141	7,016
JNL/Red Rocks Listed Private Equity Fund (17.5%) (a)		4,862	39,038

Total Investment Funds (cost $219,509)			229,850

Total Investments - 100.0% (cost $219,509)			229,850
Other Assets and Liabilities, Net - 0.0%			(37)
Total Net Assets - 100%			$229,813

JNL/AIM International Growth Fund
COMMON STOCKS - 91.0%
CONSUMER DISCRETIONARY - 10.7%
Adidas AG		69	$3,763
Compass Group Plc		881	6,332
Denso Corp.		95	2,875
Esprit Holdings Ltd.		415	2,750
Grupo Televisa SA - ADR		224	4,642
Hyundai Mobis		26	3,773
Informa Plc		680	3,513
Li & Fung Ltd.		574	2,373
Puma AG Rudolf Dassler Sport		17	5,682
Reed Elsevier Plc		478	3,952
Toyota Motor Corp.		74	3,117
WPP Plc		374	3,685
			46,457
CONSUMER STAPLES - 14.4%
Anheuser-Busch InBev NV		162	8,454
British American Tobacco Plc		140	4,546
Danone SA		46	2,827
Imperial Tobacco Group Plc		318	10,075
Koninklijke Ahold NV		369	4,900
Nestle SA		201	9,775
Reckitt Benckiser Group Plc		184	9,970
Tesco Plc		1,003	6,934
Unilever NV (e)		63	2,073
Woolworths Ltd.		98	2,462
			62,016
ENERGY - 9.0%
BG Group Plc		273	4,955
Canadian Natural Resources Ltd.		52	3,775
Cenovus Energy Inc.		48	1,209
EnCana Corp.		48	1,556
ENI SpA		232	5,919
Petroleo Brasileiro SA - ADR		94	3,965
Petroleum Geo-Services ASA (c)		197	2,272
Suncor Energy Inc.		121	4,312
Talisman Energy Inc.		230	4,314
Total SA		104	6,742
			39,019
FINANCIALS - 6.5%
Akbank T.A.S.		472	2,988
AXA SA		157	3,717
BNP Paribas		76	6,126
Deutsche Boerse AG		21	1,751
Fairfax Financial Holdings Ltd.		5	1,835
QBE Insurance Group Ltd.		202	4,616
United Overseas Bank Ltd.		496	6,909
			27,942
HEALTH CARE - 17.8%
Bayer AG		115	9,251
Cochlear Ltd.		91	5,599
CSL Ltd.		133	3,868
Fresenius Medical Care AG & Co. KGaA (e)		54	2,881
Merck KGaA (e)		47	4,354
Novartis AG		40	2,162
Novo-Nordisk A/S - Class B		105	6,700
Roche Holding AG		69	11,654
Shire Plc		466	9,102
Smith & Nephew Plc		205	2,116
Sonova Holding AG		57	6,948
Teva Pharmaceutical Industries Ltd. - ADR		215	12,056
			76,691
INDUSTRIALS - 11.7%
BAE Systems Plc		603	3,501
Bharat Heavy Electricals Ltd.		53	2,719
Bombardier Inc. - Class B		684	3,134
Canadian National Railway Co.		59	3,244
Capita Group Plc		253	3,073
Fanuc Ltd.		41	3,860
Finmeccanica SpA		396	6,358
Hutchison Whampoa Ltd.		765	5,234
Keppel Corp. Ltd.		938	5,467
Komatsu Ltd.		107	2,241
Singapore Technologies Engineering Ltd. (e)		1,648	3,795
TNT NV		178	5,505
Vestas Wind Systems A/S (c)		36	2,216
			50,347
INFORMATION TECHNOLOGY - 8.1%
Hoya Corp.		163	4,343
Infosys Technologies Ltd. - ADR (e)		147	8,113
Keyence Corp.		18	3,650
MediaTek Inc.		192	3,336
Nidec Corp.		69	6,389
Nokia Oyj (e)		133	1,708
SAP AG		39	1,846
Taiwan Semiconductor Manufacturing Co. Ltd.		2,848	5,741
			35,126
MATERIALS - 4.1%
BHP Billiton Ltd.		214	8,207
CRH Plc		93	2,527
Syngenta AG		26	7,176
			17,910
TELECOMMUNICATION SERVICES - 7.3%
America Movil SAB de CV - ADR (e)		164	7,713
Koninklijke KPN NV		311	5,291
Philippine Long Distance Telephone Co.		109	6,173
Telefonica SA		183	5,135
Vodafone Group Plc		3,132	7,269
			31,581
UTILITIES - 1.4%
International Power Plc		1,209	6,035

Total Common Stocks (cost $379,854)			393,124

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1,173	50

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,173)			50

SHORT TERM INVESTMENTS - 12.4%
Mutual Funds - 8.4%
JNL Money Market Fund, 0.07% (a) (h)		36,147	36,147

Securities Lending Collateral - 4.0%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		4,668	4,668
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		12,768	12,741
			17,409

Total Short Term Investments (cost $53,583)			53,556

Total Investments - 103.4% (cost $434,610)			446,730
Other Assets and Liabilities, Net - (3.4%)			(14,749)
Total Net Assets - 100%			$431,981

JNL/AIM Large Cap Growth Fund
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 9.5%
Apollo Group Inc. - Class A (c)		162	$9,805
Dollar Tree Inc. (c)		134	6,450
Gap Inc.		316	6,617
J.C. Penney Co. Inc.		286	7,622
Kohl's Corp. (c)		112	6,031
Limited Brands Inc.		435	8,376
Ross Stores Inc.		193	8,238
Target Corp.		124	6,003
			59,142
CONSUMER STAPLES - 1.1%
Estee Lauder Cos. Inc.		137	6,633

ENERGY - 8.6%
Diamond Offshore Drilling Inc. (e)		62	6,130
Ensco International Plc - ADR		152	6,068
FMC Technologies Inc. (c)		176	10,189
National Oilwell Varco Inc.		273	12,020
Occidental Petroleum Corp.		239	19,435
			53,842
FINANCIALS - 4.2%
BlackRock Inc. (e)		31	7,094
Goldman Sachs Group Inc.		77	13,037
TD Ameritrade Holding Corp. (c)		302	5,846
			25,977
HEALTH CARE - 15.5%
Abbott Laboratories		93	5,032
AmerisourceBergen Corp.		416	10,851
Amgen Inc. (c)		308	17,415
Express Scripts Inc. (c)		91	7,897
Gilead Sciences Inc. (c)		142	6,153
Johnson & Johnson		123	7,900
McKesson Corp.		162	10,116
Medco Health Solutions Inc. (c)		163	10,422
Quest Diagnostics Inc.		95	5,708
UnitedHealth Group Inc.		268	8,156
WellPoint Inc. (c)		136	7,922
			97,572
INDUSTRIALS - 10.4%
ABB Ltd.		407	7,860
Cooper Industries Plc		147	6,289
Fluor Corp.		211	9,492
Goodrich Corp.		116	7,436
Joy Global Inc.		114	5,904
Norfolk Southern Corp.		122	6,397
Union Pacific Corp.		107	6,823
United Technologies Corp.		105	7,270
URS Corp. (c)		164	7,298
			64,769
INFORMATION TECHNOLOGY - 39.7%
Accenture Plc		341	14,155
Apple Inc. (c)		168	35,472
BMC Software Inc. (c)		251	10,063
Cisco Systems Inc. (c)		482	11,533
Cognizant Technology Solutions Corp. (c)		178	8,083
EMC Corp. (c)		785	13,716
Flextronics International Ltd. (c)		821	6,004
Google Inc. - Class A (c)		19	11,748
Hewlett-Packard Co.		441	22,715
International Business Machines Corp.		124	16,171
Marvell Technology Group Ltd. (c)		500	10,368
MasterCard Inc.		30	7,764
Microsoft Corp.		580	17,689
Netease.com - ADR (c) (e)		166	6,241
Oracle Corp.		650	15,963
Shanda Interactive Entertainment Ltd. - ADR (c) (e)		152	7,986
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		522	5,975
Texas Instruments Inc.		355	9,245
Western Digital Corp. (c)		235	10,385
Xilinx Inc.		283	7,103
			248,379
MATERIALS - 7.3%
BHP Billiton Ltd. - ADR		351	26,889
Rio Tinto Plc - ADR		33	7,186
Syngenta AG		42	11,747
			45,822
TELECOMMUNICATION SERVICES - 0.9%
America Movil SAB de CV - ADR		115	5,398

Total Common Stocks (cost $540,006)			607,534

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$510	22

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $510)			22

SHORT TERM INVESTMENTS - 5.4%
Mutual Funds - 2.8%
JNL Money Market Fund, 0.07% (a) (h)		17,262	17,262

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		11,846	11,846
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		4,543	4,533
			16,379

Total Short Term Investments (cost $33,651)			33,641

Total Investments - 102.6% (cost $574,167)			641,197
Other Assets and Liabilities, Net - (2.6%)			(16,454)
Total Net Assets - 100%			$624,743

JNL/AIM Global Real Estate Fund
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 0.1%
Starwood Hotels & Resorts Worldwide Inc.		11	$388

FINANCIALS - 97.4%
Real Estate Investment Trusts – 66.3%
Diversified – REITS – 23.5%
Ascendas Real Estate Investment Trust		1,442	2,265
BGP Holdings Plc (f) (u)		5,552	-
British Land Co. Plc		550	4,263
Canadian Real Estate Investment Trust		76	1,974
CapitaCommercial Trust		2,594	2,149
Cominar Real Estate Investment Trust		49	908
Corio NV		30	2,071
Derwent London Plc		77	1,637
Dexus Property Group		4,583	3,481
Digital Realty Trust Inc. (e)		118	5,925
Eurocommercial Properties NV		56	2,326
Gecina SA (e)		19	2,092
Goodman Group		7,487	4,241
Hammerson Plc		383	2,622
Kenedix Realty Investment Corp.		-	605
Klepierre (e)		39	1,575
Land Securities Group Plc		174	1,924
Liberty Property Trust		99	3,179
Morguard Real Estate Investment Trust		93	1,154
Segro Plc		726	4,038
Shaftesbury Plc		322	2,047
Stockland		2,114	7,457
Suntec Real Estate Investment Trust		1,332	1,276
Unibail-Rodamco SE		47	10,354
United Urban Investment Corp.		-	978
Vornado Realty Trust (e)		101	7,081
Washington Real Estate Investment Trust (e)		26	713
Wereldhave NV		26	2,489
			80,824
Industrial – REITS – 2.6%
AMB Property Corp.		74	1,901
DCT Industrial Trust Inc.		200	1,005
EastGroup Properties Inc.		36	1,386
Hansteen Holdings Plc		1,012	1,316
ProLogis		217	2,973
ProLogis European Properties (c)		61	374
			8,955
Office – REITS – 8.2%
Alexandria Real Estate Equities Inc. (e)		31	1,980
Boston Properties Inc.		93	6,248
Commonwealth Property Office Fund (e)		1,049	910
Great Portland Estates Plc		332	1,537
Highwoods Properties Inc. (e)		69	2,301
Icade SA		16	1,499
Japan Real Estate Investment Corp.		-	2,441
Kilroy Realty Corp. (e)		68	2,098
Mack-Cali Realty Corp.		69	2,368
Nippon Building Fund Inc.		-	2,448
SL Green Realty Corp.		86	4,320
			28,150
Residential – REITS – 5.4%
American Campus Communities Inc.		21	593
AvalonBay Communities Inc. (e)		45	3,732
Camden Property Trust		63	2,673
Equity Residential		213	7,193
Essex Property Trust Inc. (e)		43	3,618
Mid-America Apartment Communities Inc.		12	599
			18,408
Retail – REITS – 16.6%
Acadia Realty Trust		81	1,374
CapitaMall Trust		2,457	3,139
CFS Retail Property Trust (e)		2,809	4,788
Federal Realty Investment Trust (e)		22	1,510
Frontier Real Estate Investment Corp.		-	405
Japan Retail Fund Investment Corp. (e)		-	1,048
Link Real Estate Investment Trust		778	1,985
Macerich Co. (e)		80	2,880
Primaris Retail Real Estate Investment Trust		92	1,410
Regency Centers Corp.		89	3,134
RioCan Real Estate Investment Trust		247	4,681
Simon Property Group Inc. (e)		164	13,097
Tanger Factory Outlet Centers Inc.		56	2,181
Vastned Retail NV		30	2,008
Westfield Group		1,184	13,267
			56,907
Specialized – REITS – 10.0%
Big Yellow Group Plc (c)		283	1,616
HCP Inc.		91	2,793
Health Care REIT Inc.		101	4,485
Host Hotels & Resorts Inc. (c)		505	5,888
LaSalle Hotel Properties		16	340
Nationwide Health Properties Inc.		121	4,263
Public Storage		81	6,573
Senior Housing Properties Trust		127	2,775
Ventas Inc.		127	5,570
			34,303
REAL ESTATE MANAGEMENT
& DEVELOPMENT– 31.1%
Real Estate Operating Companies – 25.0%
Agile Property Holdings Ltd.		1,154	1,675
Brookfield Properties Corp.		90	1,093
CapitaLand Ltd.		1,769	5,251
China Overseas Land & Investment Ltd.		2,505	5,248
China Resources Land Ltd.		1,710	3,849
City Developments Ltd.		120	982
Gagfah Sa		93	851
Glorious Property Holdings Ltd. (c)		959	434
Guangzhou R&F Properties Co. Ltd.		166	289
Hang Lung Properties Ltd.		1,151	4,512
Henderson Land Development Co. Ltd.		790	5,903
Hongkong Land Holdings Ltd.		1,538	7,575
Kerry Properties Ltd.		645	3,260
KWG Property Holding Ltd.		915	698
Mitsui Fudosan Co. Ltd. (e)		565	9,557
New World Development Ltd.		1,106	2,253
Pebblebrook Hotel Trust (c)		29	645
Retail Opportunity Investments Corp. (c)		80	814
Sino Land Co.		1,162	2,237
Sumitomo Realty & Development Co. Ltd. (e)		338	6,383
Sun Hung Kai Properties Ltd.		1,232	18,317
Unite Group Plc (c)		414	2,003
Wharf Holdings Ltd.		284	1,629
Yanlord Land Group Ltd. (e)		292	446
			85,904
Real Estate Services – 6.1%
AEON Mall Co. Ltd.		57	1,095
Castellum AB		333	3,385
Citycon Oyj		361	1,524
Conwert Immobilien Invest SE (c) (e)		129	1,581
Deutsche EuroShop AG		40	1,361
Hufvudstaden AB		99	753
Mitsubishi Estate Co. Ltd.		629	10,047
Nomura Real Estate Holdings Inc.		75	1,109
			20,855

Total Common Stocks (cost $287,217)			334,694

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Morgan Stanley Capital I REMIC, 5.77%, 10/15/42 (i)		$330	118
Sigma Finance, Inc. (d) (f) (u)		1,085	46
			164
Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,408)			164

SHORT TERM INVESTMENTS - 8.1%
Mutual Funds - 2.6%
JNL Money Market Fund, 0.07% (a) (h)		8,814	8,814

Securities Lending Collateral - 5.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		5,818	5,818
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		13,160	13,132
			18,950

Total Short Term Investments (cost $27,791)			27,764

Total Investments - 105.6% (cost $316,416)			362,622
Other Assets and Liabilities, Net - (5.6%)			(19,267)
Total Net Assets - 100%			$343,355

JNL/AIM Small Cap Growth Fund * (y)
COMMON STOCKS - 94.8%
CONSUMER DISCRETIONARY - 13.9%
Big Lots Inc. (c)		26	$749
Deckers Outdoor Corp. (c)		8	772
Jack in the Box Inc. (c)		37	720
NetFlix Inc. (c) (e)		13	744
PF Chang’s China Bistro Inc. (c) (e)		24	903
TRW Automotive Holdings Corp. (c)		32	759
Other Securities			8,355
			13,002
CONSUMER STAPLES - 1.5%
Church & Dwight Co. Inc.		14	863
Other Securities			509
			1,372
ENERGY - 7.1%
Arena Resources Inc. (c) (e)		18	794
Carrizo Oil & Gas Inc. (c) (e)		28	749
Dril-Quip Inc. (c)		22	1,230
FMC Technologies Inc. (c) (e)		14	820
Other Securities			2,966
			6,559
FINANCIALS - 7.5%
Affiliated Managers Group Inc. (c) (e)		11	757
Greenhill & Co. Inc.		10	815
ProAssurance Corp. (c) (e)		15	797
SVB Financial Group (c)		20	820
Other Securities			3,820
			7,009
HEALTH CARE - 16.6%
American Medical Systems Holdings Inc. (c)		39	750
Chemed Corp.		19	913
Eclipsys Corp. (c)		41	750
Mednax Inc. (c)		16	963
Perrigo Co.		19	762
United Therapeutics Corp. (c)		17	915
VCA Antech Inc. (c)		29	725
Other Securities			9,606
			15,384
INDUSTRIALS - 14.6%
Bucyrus International Inc. - Class A		16	915
Corrections Corp. of America (c)		37	901
CoStar Group Inc. (c) (e)		24	1,023
HUB Group Inc. - Class A (c) (e)		30	801
Knight Transportation Inc. (e)		55	1,058
Regal-Beloit Corp.		18	945
Tetra Tech Inc. (c)		31	843
TransDigm Group Inc.		25	1,204
Wabtec Corp.		20	814
Other Securities			5,105
			13,609
INFORMATION TECHNOLOGY - 28.8%
Advanced Energy Industries Inc. (c)		53	803
Ansys Inc. (c)		17	726
Blackboard Inc. (c) (e)		16	737
Cogent Inc. (c)		68	709
CommVault Systems Inc. (c)		30	707
F5 Networks Inc. (c)		18	929
Global Payments Inc.		16	866
Informatica Corp. (c) (e)		49	1,255
Microsemi Corp. (c)		40	710
Nice Systems Ltd. - ADR (c)		27	838
ON Semiconductor Corp. (c) (e)		84	739
Polycom Inc. (c) (e)		38	956
Quality Systems Inc.		19	1,221
Sybase Inc. (c)		24	1,047
Tech Data Corp. (c)		16	753
VistaPrint NV (c) (e)		15	844
Other Securities			12,945
			26,785
MATERIALS - 2.8%
Grief Inc.		18	950
Other Securities			1,627
			2,577
TELECOMMUNICATION SERVICES - 1.1%
SBA Communications Corp. (c)		29	1,005

UTILITIES - 0.9%
ITC Holdings Corp.		16	857

Total Common Stocks (cost $82,164)			88,159

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			12

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $289)			12

SHORT TERM INVESTMENTS - 22.5%
Mutual Funds - 4.9%
JNL Money Market Fund, 0.07% (a) (h)		4,526	4,526

Securities Lending Collateral - 17.6%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		12,335	12,335
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		3,995	3,987
			16,322

Total Short Term Investments (cost $20,856)			20,848

Total Investments - 117.3% (cost $103,309)			109,019
Other Assets and Liabilities, Net - (17.3%)			(16,069)
Total Net Assets - 100%			$92,950

JNL/Capital Guardian Global Balanced Fund
COMMON STOCKS - 63.7%
CONSUMER DISCRETIONARY - 6.5%
Adidas AG		15	813
Anhanguera Educacional Participacoes SA (c) (t) (u)		34	487
B2W Compania Global Do Varejo		5	137
BorgWarner Inc.		10	345
Carnival Corp. (c)		3	101
CBS Corp. - Class B		61	854
Coach Inc.		7	270
Daimler AG		38	2,019
Discovery Communications Inc. - Class A (c)		13	393
Hennes & Mauritz AB - Class B		12	674
Home Depot Inc.		27	772
Honda Motor Co. Ltd.		14	479
Hyundai Mobis		6	894
LG Electronics Inc.		4	417
Li & Fung Ltd.		120	496
Li Ning Co. Ltd. (e)		275	1,041
Lowe's Cos. Inc.		27	622
PT Astra International Tbk		57	208
SES SA		52	1,169
Strayer Education Inc. (e)		2	361
Target Corp.		61	2,936
Time Warner Cable Inc. (e)		4	170
Toyota Motor Corp.		22	907
Urban Outfitters Inc. (c)		4	140
Vivendi SA		11	327
Walt Disney Co.		37	1,181
			18,213
CONSUMER STAPLES - 8.0%
British American Tobacco Plc		6	69
Coca-Cola Amatil Ltd.		27	279
Coca-Cola Co.		5	279
CP ALL PCL		18	14
Danone SA		14	871
General Mills Inc.		3	212
Hypermarcas SA (c) (t) (u)		11	252
Imperial Tobacco Group Plc		42	1,329
Kraft Foods Inc. - Class A		6	174
KT&G Corp.		1	76
KT&G Corp. - GDR (t) (v)		4	118
Lawson Inc.		3	119
L'Oreal SA		27	3,044
Magnit OAO (c)		9	148
Marfrig Frigorificos e Comercio de Alimentos SA (t) (u)		105	1,149
Metro AG		9	525
Nestle SA		32	1,570
PepsiCo Inc.		15	906
Pernod-Ricard SA (e)		24	2,024
Philip Morris International Inc.		45	2,183
Procter & Gamble Co.		40	2,426
Seven & I Holdings Co. Ltd.		11	233
Shoppers Drug Mart Corp. (e)		6	243
Tesco Plc		200	1,381
Unilever NV		6	196
United Spirits Ltd.		32	852
Wal-Mart Stores Inc.		29	1,534
Woolworths Ltd.		6	156
			22,362
ENERGY - 4.8%
BG Group Plc		76	1,372
BP Plc		71	689
Cameco Corp.		40	1,278
Cenovus Energy Inc.		14	346
Chevron Corp.		8	577
China Shenhua Energy Co. Ltd.		250	1,214
CNOOC Ltd.		105	164
EnCana Corp.		5	163
Gazprom OAO - ADR		23	579
Marathon Oil Corp.		22	681
Oil Search Ltd.		29	161
Reliance Industries Ltd.		20	457
Royal Dutch Shell Plc - Class A		34	1,032
Sasol Ltd.		43	1,732
Schlumberger Ltd.		22	1,425
SeaDrill Ltd. (e)		11	272
S-Oil Corp.		4	169
Transocean Ltd. (c)		9	761
Weatherford International Ltd. (c)		17	298
			13,370
FINANCIALS - 10.6%
ACE Ltd.		3	156
Allianz SE		5	575
Allstate Corp.		40	1,202
AON Corp.		6	219
AXA SA (t) (u)		13	316
Banco Bilbao Vizcaya Argentaria SA		81	1,472
Banco Bradesco SA - ADR		41	897
Banco Santander SA		16	268
Bank of China Ltd. (e)		1,686	906
Bank of New York Mellon Corp.		3	84
Bank Pekao SA (c)		3	176
Barclays Plc (t) (u)		162	721
Berkshire Hathaway Inc. - Class A (c)		-	1,091
BlackRock Inc. (e)		1	232
BNP Paribas (t) (u)		13	1,028
BOC Hong Kong Holdings Ltd.		85	190
Bumiputra-Commerce Holdings Bhd		82	308
CapitaMalls Asia Ltd. (c) (t) (u)		216	391
Charles Schwab Corp.		19	356
CME Group Inc.		1	235
DLF Ltd. (u)		201	1,544
Goldman Sachs Group Inc.		18	2,973
Grupo Financiero Inbursa SA		440	1,301
Hong Kong Exchanges & Clearing Ltd.		28	493
HSBC Holdings Plc		218	2,498
Industrial & Commercial Bank of China		2,376	1,957
Itau Unibanco Holding SA - ADR (e)		15	338
JPMorgan Chase & Co.		35	1,442
Link Real Estate Investment Trust		166	424
Lloyds Banking Group Plc (c)		445	364
MSCI Inc. (c)		38	1,199
Muenchener Rueckversicherungs AG		4	681
National Australia Bank Ltd.		6	147
Onex Corp.		4	92
Plum Creek Timber Co. Inc. (e)		12	449
Progressive Corp. (c)		72	1,290
Shinsei Bank Ltd.		200	218
State Street Corp.		3	144
UBS AG (c) (u)		16	247
UniCredit SpA (c)		352	1,183
Wharf Holdings Ltd.		40	230
			30,037
HEALTH CARE - 6.2%
Aetna Inc.		17	548
Allergan Inc.		4	246
Baxter International Inc.		26	1,520
Bayer AG		13	1,060
Celgene Corp. (c)		25	1,409
Cerner Corp. (c)		27	2,226
DaVita Inc. (c)		19	1,122
Johnson & Johnson		15	985
Medtronic Inc.		10	418
Merck & Co. Inc.		27	983
Novo-Nordisk A/S - Class B		4	230
Roche Holding AG		18	2,982
Shire Plc		73	1,422
Shire Plc - ADR (e)		3	158
Synthes Inc.		1	144
Teva Pharmaceutical Industries Ltd. - ADR		18	1,011
UnitedHealth Group Inc.		29	881
			17,345
INDUSTRIALS - 4.5%
Andritz AG		9	518
Assa Abloy AB		10	185
BAE Systems Plc		74	427
British Airways Plc (c) (e)		39	117
China Railway Construction Corp. Ltd.		472	601
China Railway Group Ltd. (c) (e)		177	137
Cia de Concessoes Rodoviarias		43	984
Container Corp. of India Ltd.		8	214
Cummins Inc.		4	161
Danaher Corp.		4	278
East Japan Railway Co.		5	298
Emerson Electric Co.		18	758
FedEx Corp.		2	200
First Solar Inc. (c) (e)		5	691
JetBlue Airways Corp. (c)		48	262
Mitsubishi Corp.		40	999
Mitsui OSK Lines Ltd.		99	523
Norfolk Southern Corp.		25	1,331
Orascom Construction Industries - GDR (t) (u)		8	341
Parker Hannifin Corp.		3	145
Qantas Airways Ltd.		122	325
Siemens AG (e)		17	1,520
SMC Corp.		5	548
Sumitomo Corp.		42	431
SunPower Corp. - Class A (c)		4	92
Suntech Power Holdings Co. Ltd. - ADR (c) (e)		9	150
Vestas Wind Systems A/S (c)		6	342
			12,578
INFORMATION TECHNOLOGY - 9.8%
Acer Inc.		490	1,471
Adobe Systems Inc. (c)		34	1,243
Agilent Technologies Inc. (c)		7	224
Apple Inc. (c)		7	1,392
ASML Holding NV		42	1,461
Broadcom Corp. - Class A (c) (e)		20	629
BYD Co. Ltd. (c) (e)		19	162
Cielo SA (t) (u)		4	37
Cisco Systems Inc. (c)		54	1,295
Epistar Corp.		24	90
Epistar Corp. - GDR (c) (f) (t) (u)		6	113
Foxconn International Holdings Ltd. (c)		127	146
Genpact Ltd. (c)		25	370
Giant Interactive Group Inc. - ADR (e)		12	82
Google Inc. - Class A (c)		5	3,225
HON HAI Precision Industry Co. Ltd. - GDR		39	377
International Business Machines Corp.		11	1,453
Juniper Networks Inc. (c) (e)		46	1,216
Keyence Corp.		1	216
Maxim Integrated Products Inc.		20	414
MediaTek Inc.		16	278
Microchip Technology Inc. (e)		8	232
Murata Manufacturing Co. Ltd.		17	849
NetApp Inc. (c)		6	199
Nidec Corp.		2	203
Nintendo Co. Ltd.		9	2,055
Oracle Corp.		8	199
Oracle Corp. Japan (e)		12	513
QUALCOMM Inc.		21	976
Research In Motion Ltd. (c)		2	156
Samsung Electronics Co. Ltd. - GDR		1	256
SAP AG (e)		15	729
Taiwan Semiconductor Manufacturing Co. Ltd.		827	1,667
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		12	137
TDK Corp.		4	245
Tencent Holdings Ltd.		18	398
Trend Micro Inc. (e)		36	1,368
Visa Inc. - Class A		14	1,181
Wistron Corp.		86	167
			27,424
MATERIALS - 5.6%
Air Liquide		4	463
Allegheny Technologies Inc. (e)		30	1,361
Anglo American Plc (c)		12	521
AngloGold Ashanti Ltd.		9	366
Barrick Gold Corp.		27	1,075
China Shanshui Cement Group Ltd.		549	398
Cliffs Natural Resources Inc.		10	461
CRH Plc		56	1,531
Harmony Gold Mining Co. Ltd (e)		6	57
HeidelbergCement AG		3	180
Holcim Ltd. (e)		14	1,097
Inmet Mining Corp.		4	237
Lafarge SA (t) (u)		9	774
LG Chem Ltd.		2	388
LG Chem Ltd. - GDR (c) (t) (v)		2	157
MMC Norilsk Nickel - ADR (c)		16	236
Monsanto Co.		7	605
Nucor Corp.		3	145
OCI Co. Ltd.		-	79
Pretoria Portland Cement Co. Ltd.		68	321
PT Indocement Tunggal Prakarsa Tbk		9	13
Rio Tinto Plc		6	318
Sappi Ltd. (c)		115	556
Sappi Ltd. - ADR (c) (e)		15	70
Semen Gresik Persero Tbk PT		241	192
Shin-Etsu Chemical Co. Ltd.		3	175
Stora Enso Oyj - Class R (c) (e)		22	153
Sumitomo Chemical Co. Ltd.		25	110
Syngenta AG		4	1,231
UPM-Kymmene Oyj		7	86
Vale SA - ADR		6	156
Vulcan Materials Co. (e)		33	1,722
Xstrata Plc (c)		19	349
			15,583
TELECOMMUNICATION SERVICES - 5.5%
America Movil SAB de CV - ADR		4	193
American Tower Corp. (c)		29	1,236
Bezeq Israeli Telecommunication Corp. Ltd.		92	234
Bharti Airtel Ltd.		76	540
France Telecom SA		61	1,526
Koninklijke KPN NV		143	2,422
Maxis Bhd (t) (u)		298	467
MTN Group Ltd.		13	208
Rogers Communications Inc. - Class B		5	159
SK Telecom Co. Ltd.		1	201
SK Telecom Co. Ltd. - ADR (e)		16	265
SoftBank Corp.		57	1,339
Taiwan Mobile Co. Ltd.		109	212
Telefonos de Mexico SAB de CV		50	42
Telefonos de Mexico SAB de CV - ADR (e)		119	1,978
Telmex Internacional SAB de CV - ADR (e)		112	1,981
Telstra Corp. Ltd.		263	809
Turk Telekomunikasyon AS		67	205
Turkcell Iletisim Hizmet AS		11	78
Turkcell Iletisim Hizmet AS - ADR		1	12
Verizon Communications Inc.		38	1,246
			15,353
UTILITIES - 2.2%
Centrais Eletricas Brasileiras SA		10	208
Centrais Eletricas Brasileiras SA - ADR		3	52
China Longyuan Power Group Corp. (c) (e) (t) (u)		236	306
Companhia Energetica de Minas Gerais - ADR		13	229
E.ON AG (e)		28	1,178
Edison International		4	146
Electricite de France SA		21	1,252
Enersis SA - ADR		1	27
Exelon Corp.		3	161
GDF Suez		16	695
National Grid Plc		29	317
Tanjong Plc		45	219
Veolia Environnement (e)		44	1,457
			6,247

Total Common Stocks (cost $161,366)			178,512

PREFERRED STOCKS - 0.5%
INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd., 13.00% (f) (s) (u)		7	-

MATERIALS - 0.1%
Cia Vale do Rio Doce		6	145

TELECOMMUNICATION SERVICES - 0.2%
Tele Norte Leste Participacoes SA		22	466

UTILITIES - 0.2%
Cia Energetica de Sao Paulo		61	838
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA		4	71
			909

Total Preferred Stocks (cost $1,214)			1,520

WARRANTS - 0.0%
ASAT Holdings Ltd. 07/24/11 (c) (f) (s) (u)		-	-

Total Warrants (cost $0)			-

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$826	35

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $826)			35

CORPORATE BONDS AND NOTES - 6.2%
CONSUMER DISCRETIONARY - 0.5%
Altegrity Inc., 10.50%, 11/01/15 (t) (u)		200	178
Charter Communications Operating LLC,
8.38%, 04/30/14 (d) (k) (t) (u)		200	206
Comcast Corp., 5.88%, 02/15/18		250	265
Daimler Finance North America LLC, 5.88%, 03/15/11		355	371
Time Warner Inc., 5.88%, 11/15/16		250	270
Volvo AB, 5.00%, 05/31/17	EUR	150	209
			1,499
CONSUMER STAPLES - 0.3%
Anheuser-Busch InBev NV, 8.63%, 01/30/17	EUR	175	316
Imperial Tobacco Finance Plc, 8.38%, 02/17/16	EUR	250	434
Tesco Plc, 5.50%, 01/13/33	GBP	100	156
			906
ENERGY - 0.0%
Evergreen Energy Inc., 8.00%, 08/01/12 (s) (u)		60	21
Petrobras International Finance Co., 6.88%, 01/20/20		85	87
			108
FINANCIALS - 2.7%
Bank of America Corp., 5.75%, 12/01/17		480	492
BAT International Finance Plc, 8.13%, 11/15/13 (t) (u)		150	173
DBS Bank Ltd. Singapore, 7.88%, 04/15/10 (t) (u)		150	152
Depfa ACS Bank, 3.25%, 02/15/12	EUR	550	779
Eurohypo AG, 4.50%, 01/21/13	EUR	100	152
Ford Motor Credit Co. LLC, 8.00%, 12/15/16		175	175
Goldman Sachs Group Inc., 7.50%, 02/15/19		300	350
JPMorgan Chase & Co., 6.30%, 04/23/19		150	165
Liberty Mutual Group Inc., 7.50%, 08/15/36 (t) (u)		350	320
Lloyds TSB Bank Plc, 6.38%, 06/17/16	EUR	500	778
Merrill Lynch & Co. Inc., 4.63%, 09/14/18	EUR	250	319
Muenchener Rueckversicherungs AG,
6.75%, 06/21/23	EUR	150	229
Nielsen Finance LLC, 10.00%, 08/01/14		200	208
ProLogis, 7.38%, 10/30/19		600	592
Rodamco Europe Finance BV, 3.75%, 12/12/12	EUR	200	293
Royal Bank of Scotland Plc
4.38%, 07/13/16	EUR	250	360
6.93%, 04/09/18	EUR	200	266
Societe Generale, 5.75%, 04/20/16 (t) (u)		150	152
Standard Chartered Bank, 6.40%, 09/26/17 (t) (u)		300	312
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	150	248
UniCredito Luxemburg Finance SA,
6.00%, 10/31/17 (e) (t) (u)		150	149
Westfield Europe Finance Plc
3.63%, 06/27/12	EUR	400	568
5.50%, 06/27/17	EUR	150	229
			7,461
HEALTH CARE - 0.8%
AstraZeneca Plc, 5.90%, 09/15/17 (e)		250	278
GlaxoSmithKline Capital Inc., 5.65%, 05/15/18		200	216
HCA Inc., 9.25%, 11/15/16		75	81
Pfizer Inc., 6.20%, 03/15/19		400	445
Roche Holdings Inc., 6.00%, 03/01/19 (t) (u)		400	440
Schering-Plough Corp., 5.38%, 10/01/14	EUR	350	548
Tenet Healthcare Corp., 8.88%, 07/01/19 (t) (u)		200	216
			2,224
INDUSTRIALS - 0.1%
General Electric Co., 5.00%, 02/01/13		200	212

INFORMATION TECHNOLOGY - 0.1%
NXP BV, 7.88%, 10/15/14		200	182

MATERIALS - 0.1%
Lafarge SA, 8.75%, 05/30/17	GBP	100	182

TELECOMMUNICATION SERVICES - 1.1%
AT&T Inc., 5.80%, 02/15/19		600	640
AT&T Wireless Services Inc., 8.13%, 05/01/12		250	282
France Telecom SA
7.75%, 03/01/11 (l)		150	161
7.50%, 03/14/11	GBP	150	259
Koninklijke KPN NV, 4.75%, 01/17/17	EUR	200	295
Qwest Communications International Inc.,
7.25%, 02/15/14 (k)		100	100
Telecom Italia SpA, 8.25%, 03/21/16	EUR	150	261
Telefonica Emisiones SAU, 5.88%, 07/15/19		400	429
Vodafone Group Plc, 4.75%, 06/14/16	EUR	350	522
			2,949
UTILITIES - 0.5%
Abu Dhabi National Energy Co., 6.17%, 10/25/17		300	288
AES Corp., 7.75%, 10/15/15		125	127
AES Panama SA, 6.35%, 12/12/16 (t) (u)		300	295
Edison Mission Energy, 7.75%, 06/15/16		150	128
National Grid Plc, 6.30%, 08/01/16		300	326
Veolia Environnement, 5.25%, 06/03/13 (e)		325	344
			1,508

Total Corporate Bonds and Notes (cost $16,728)			17,231

GOVERNMENT AND AGENCY OBLIGATIONS - 25.4%
GOVERNMENT SECURITIES - 22.3%
Sovereign - 16.0%
Argentina Government International Bond,
7.00%, 10/03/15 (f)		175	147
Brazil Notas do Tesouro Nacional Series F,
10.00%, 01/01/17	BRL	410	212
Brazilian Government International Bond
12.50%, 01/05/16	BRL	300	194
12.50%, 01/05/22	BRL	250	162
Canadian Government Bond
4.50%, 06/01/15	CAD	1,100	1,134
4.50%, 06/01/15	CAD	100	103
Colombia Government International Bond
12.00%, 10/22/15	COP	411,000	247
9.85%, 06/28/27	COP	35,000	20
Croatia Government International Bond,
6.75%, 11/05/19 (t) (u)		750	808
Denmark Government Bond, 5.00%, 11/15/13	DKK	11,975	2,517
Dominican Republic International Bond,
8.63%, 04/20/27 (t) (u)		150	157
France Government Bond
5.00%, 10/25/11	EUR	625	955
4.25%, 10/25/23	EUR	550	811
Gabonese Republic, 8.20%, 12/12/17		200	209
German Treasury Bond
4.75%, 06/11/10	EUR	1,400	2,045
4.00%, 01/04/37	EUR	100	140
Indonesia Government Bond
12.50%, 03/15/13	IDR	250,000	29
11.00%, 10/15/14	IDR	65,000	7
9.50%, 06/15/15	IDR	1,965,000	212
10.75%, 05/15/16	IDR	145,000	16
12.80%, 06/15/21	IDR	95,000	12
Ireland Government Bond, 4.00%, 01/15/14	EUR	575	846
Italy Buoni Poliennali Del Tesoro
5.00%, 02/01/12	EUR	825	1,260
3.75%, 12/15/13	EUR	700	1,045
4.50%, 03/01/19	EUR	1,700	2,558
Japan Government Bond
1.10%, 03/21/11	JPY	140,000	1,521
1.50%, 09/20/14	JPY	125,000	1,407
1.70%, 09/20/17	JPY	280,000	3,183
2.30%, 12/20/35	JPY	50,000	542
Korea Treasury Bond
4.25%, 09/10/14	KRW	1,050,000	878
5.75%, 09/10/18	KRW	100,000	88
Malaysia Government Bond
5.09%, 04/30/14	MYR	2,325	718
3.74%, 02/27/15	MYR	200	58
Mexican Bonos
9.50%, 12/18/14	MXN	20,000	1,661
7.75%, 12/14/17	MXN	3,300	251
Netherlands Government Bond, 3.25%, 07/15/15	EUR	1,250	1,844
Norway Government Bond, 6.50%, 05/15/13	NOK	1,250	239
Poland Government International Bond
5.75%, 04/25/14	PLN	5,250	1,837
5.25%, 10/25/17	PLN	600	198
6.38%, 07/15/19 (e)		250	272
Qatar Government International Bond,
5.25%, 01/20/20 (t) (u)		150	151
Queensland Treasury Corp., 6.00%, 10/14/15	AUD	2,500	2,263
Republic of Argentina, 0.94%, 08/03/12 (i)		325	112
Republic of Colombia, 7.38%, 01/27/17		100	113
Republic of Deutschland
3.75%, 07/04/13	EUR	250	380
4.25%, 07/04/14	EUR	1,570	2,426
3.25%, 07/04/15	EUR	1,025	1,516
4.75%, 07/04/34	EUR	950	1,478
Republic of El Salvador, 7.38%, 12/01/19 (t) (u)		100	103
Republic of Iraq, 5.80%, 01/15/28		500	382
Republic of Turkey
7.50%, 07/14/17		125	142
7.50%, 11/07/19		150	169
Republic of Venezuela
5.38%, 08/07/10		115	112
9.38%, 01/13/34		260	175
Singapore Government Bond, 3.75%, 09/01/16	SGD	1,000	787
Spanish Government Bond, 4.40%, 01/31/15	EUR	400	611
Sweden Government Bond, 6.75%, 05/05/14	SEK	5,250	865
Thailand Government Bond
5.25%, 05/12/14	THB	4,950	160
3.63%, 05/22/15	THB	5,425	162
Turkey Government International Bond
10.00%, 02/15/12	TRY	225	167
16.00%, 03/07/12	TRY	350	262
United Kingdom Treasury Bond
4.50%, 03/07/19	GBP	775	1,292
4.25%, 06/07/32	GBP	300	471
			44,842
Treasury Inflation Index Securities - 0.6%
U.S. Treasury Inflation Indexed Note, 2.00%, 07/15/14 (r)		1,305	1,549

U.S. Treasury Securities - 5.7%
U.S. Treasury Bond
7.50%, 11/15/16		1,400	1,764
5.25%, 02/15/29		1,000	1,083
4.38%, 02/15/38		850	816
U.S. Treasury Note
4.50%, 02/28/11		2,500	2,609
2.75%, 02/28/13		4,500	4,636
4.25%, 08/15/13		1,600	1,726
4.25%, 11/15/13		2,450	2,647
3.50%, 02/15/18		750	744
			16,025
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 3.1%
Federal National Mortgage Association - 2.8%
Federal National Mortgage Association
6.00%, 01/16/37, TBA (g)		1,915	2,028
5.50%, 03/01/37		911	955
6.50%, 11/01/37		1,081	1,158
5.50%, 01/01/39		3,676	3,853
			7,994
Government National Mortgage Association - 0.3%
Government National Mortgage Association,
4.50%, 11/20/39		849	849

Total Government and Agency Obligations (cost $70,224)			71,259

SHORT TERM INVESTMENTS - 10.0%
Mutual Funds - 5.0%
JNL Money Market Fund, 0.07% (a) (h)		13,868	13,868

Securities Lending Collateral - 5.0%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		3,706	3,706
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		10,418	10,396
			14,102

Total Short Term Investments (cost $27,992)			27,970

Total Investments - 105.8% (cost $278,350)			296,527
Other Assets and Liabilities, Net - (5.8%)			(16,310)
Total Net Assets - 100%			$280,217

JNL/Capital Guardian Global
Diversified Research Fund * (y)
COMMON STOCKS - 94.9%
CONSUMER DISCRETIONARY - 7.1%
LG Electronics Inc.		27	$2,846
Lowe’s Cos. Inc.		102	2,387
Target Corp.		82	3,952
Toyota Motor Corp.		56	2,354
Other Securities			12,193
			23,732
CONSUMER STAPLES - 10.4%
Coca-Cola Amatil Ltd.		234	2,416
Coca-Cola Co.		34	1,910
Imperial Tobacco Group Plc		83	2,618
Kraft Foods Inc. - Class A		86	2,348
Lawson Inc.		61	2,678
PepsiCo Inc.		54	3,277
Pernod-Ricard SA		66	5,712
Procter & Gamble Co.		38	2,322
Other Securities			11,233
			34,514
ENERGY - 11.1%
BG Group Plc		322	5,825
Cenovus Energy Inc.		99	2,505
Chevron Corp.		31	2,402
China Shenhua Energy Co. Ltd.		922	4,476
Gazprom OAO - ADR		174	4,427
Royal Dutch Shell Plc - Class A		156	4,732
Sasol Ltd.		64	2,594
Schlumberger Ltd.		36	2,337
Other Securities			7,590
			36,888
FINANCIALS - 18.3%
Banco Santander SA		139	2,304
Bank of China Ltd. (e)		6,845	3,678
BNP Paribas (u)		60	4,796
Goldman Sachs Group Inc.		28	4,728
HSBC Holdings Plc		329	3,762
Industrial & Commercial Bank of China		5,477	4,510
Link Real Estate Investment Trust		940	2,398
Progressive Corp. (c)		127	2,287
UBS AG (c) (u)		162	2,520
Wharf Holdings Ltd.		551	3,163
Other Securities			26,828
			60,974
HEALTH CARE - 9.0%
Allergan Inc.		42	2,640
DaVita Inc. (c)		41	2,408
Medtronic Inc.		72	3,175
Roche Holding AG		30	5,054
Shire Plc		143	2,792
Other Securities			13,819
			29,888
INDUSTRIALS - 8.3%
China Railway Construction Corp. Ltd.		938	1,195
China Railway Group Ltd. (c) (e)		1,715	1,324
JetBlue Airways Corp. (c)		439	2,391
Other Securities			22,819
			27,729
INFORMATION TECHNOLOGY - 13.1%
Google Inc. - Class A (c)		6	3,596
Juniper Networks Inc. (c)		91	2,424
Keyence Corp.		12	2,413
Maxim Integrated Products Inc.		126	2,566
Oracle Corp.		71	1,745
Oracle Corp. Japan		22	917
SAP AG		49	2,325
Visa Inc. - Class A (e)		37	3,193
Other Securities			24,260
			43,439
MATERIALS - 8.7%
Anglo American Plc (c)		63	2,758
Inmet Mining Corp.		41	2,494
Rio Tinto Plc		54	2,955
Xstrata Plc (c)		160	2,901
Other Securities			17,961
			29,069
TELECOMMUNICATION SERVICES - 6.5%
American Tower Corp. (c)		158	6,827
France Telecom SA		97	2,433
Koninklijke KPN NV		160	2,709
Other Securities			9,509
			21,478
UTILITIES - 2.4%
Other Securities			8,028

Total Common Stocks (cost $280,551)			315,739

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			34

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $810)			34

CORPORATE BONDS AND NOTES - 0.1%
ENERGY - 0.1%
Other Securities			299

Total Corporate Bonds and Notes (cost $153)			299

SHORT TERM INVESTMENTS - 10.2%
Mutual Funds - 5.5%
JNL Money Market Fund, 0.07% (a) (h)		18,355	18,355

Securities Lending Collateral - 4.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		8,015	8,015
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		7,677	7,661
			15,676

Total Short Term Investments (cost $34,047)			34,031

Total Investments - 105.2% (cost $315,561)			350,103
Other Assets and Liabilities, Net - (5.2%)			(17,197)
Total Net Assets - 100%			$332,906

JNL/Capital Guardian International
Small Cap Fund * (y)
COMMON STOCKS - 90.2%
CONSUMER DISCRETIONARY - 14.2%
ABC-Mart Inc.		52	$1,452
DSG International Plc (c)		1,638	965
Hyundai Department Store Co. Ltd.		18	1,780
Inchcape Plc (c)		2,187	1,054
JB Hi-Fi Ltd.		58	1,173
Yell Group Plc (c) (e) (t) (u)		1,568	995
Other Securities			13,001
			20,420
CONSUMER STAPLES - 10.2%
C&C Group Plc		617	2,665
Davide Campari-Milano SpA		313	3,281
Hite Brewery Co. Ltd.		7	1,016
MARR SpA (e)		147	1,259
Olam International Ltd. (e) (t) (u)		511	961
Pigeon Corp. (e)		33	1,297
Sundrug Co. Ltd.		66	1,462
Other Securities			2,838
			14,779
ENERGY - 1.2%
Other Securities			1,714

FINANCIALS - 12.4%
Bolsas y Mercados Espanoles SA (e)		33	1,050
CapitaCommercial Trust (t) (u)		1,264	1,047
Industrial Alliance Insurance & Financial Services Inc.		39	1,189
Korean Reinsurance Co.		190	1,604
Laurentian Bank of Canada		42	1,696
Paragon Group Companies Plc		485	1,026
Sumitomo Real Estate Sales Co. Ltd.		32	1,340
Other Securities			8,868
			17,820
HEALTH CARE - 5.8%
Hogy Medical Co. Ltd.		34	1,672
MANI Inc.		16	945
Sysmex Corp.		61	3,196
Other Securities			2,586
			8,399
INDUSTRIALS - 20.3%
Aecon Group Inc.		115	1,638
Andritz AG		19	1,119
Chiyoda Corp. (e)		160	1,236
Cosel Co. Ltd.		79	949
Kintetsu World Express Inc.		39	1,011
MISUMI Group Inc. (e)		99	1,699
Miura Co. Ltd. (e)		91	2,312
S1 Corp.		25	1,042
Seek Ltd.		783	4,842
SMA Solar Technology SA		11	1,498
Other Securities			11,891
			29,237
INFORMATION TECHNOLOGY - 11.5%
Dai-ichi Seiko Co. Ltd.		27	1,152
Dialog Semiconductor Plc (c) (e)		90	984
Hamamatsu Photonics KK (e)		115	2,805
Kontron AG		139	1,585
Wacom Co. Ltd. (e)		1	2,500
Yamatake Corp. (e)		77	1,715
Other Securities			5,901
			16,642
MATERIALS - 13.3%
Centerra Gold Inc. (c)		58	593
Centerra Gold Inc. (c) (f) (u)		71	728
China Shanshui Cement Group Ltd.		1,309	950
Iluka Resources Ltd. (c)		666	2,131
Inmet Mining Corp.		18	1,113
Labrador Iron Ore Royalty Income Fund		40	1,659
Minefinders Corp. (c) (e)		160	1,657
Petropavlovsk Plc		112	1,850
Platmin Ltd. (c)		1,054	1,271
Uranium One Inc. (c)		423	1,218
Other Securities			5,984
			19,154
TELECOMMUNICATION SERVICES - 0.8%
Freenet AG (c)		82	1,108

UTILITIES - 0.5%
Other Securities			773

Total Common Stocks (cost $122,102)			130,046

PREFERRED STOCKS - 0.1%
HEALTH CARE - 0.1%
Other Securities			181

Total Preferred Stocks (cost $244)			181

INVESTMENT FUNDS - 0.9%
SPDR S&P International Small Cap ETF		51	1,282

Total Investment Funds (cost $1,288)			1,282

RIGHTS - 0.0%
Other Securities			69

Total Rights (cost $0)			69

WARRANTS - 0.1%
Minefinders Corp., 12/31/11 (c)		19	110
Peter Hambro Mining Plc, 06/09/10 (c)		10	19
Other Securities			14

Total Warrants (cost $87)			143

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			9

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $212)			9

CORPORATE BONDS AND NOTES - 0.1%
CONSUMER STAPLES - 0.1%
Olam International Ltd., 1.00%, 07/03/13		100	100

Total Corporate Bonds and Notes (cost $55)			100

SHORT TERM INVESTMENTS - 16.6%
Mutual Funds - 9.1%
JNL Money Market Fund, 0.07% (a) (h)		13,149	13,149

Securities Lending Collateral - 7.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		8,483	8,483
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		2,271	2,266
			10,749

Total Short Term Investments (cost $23,903)			23,898

Total Investments - 108.0% (cost $147,891)			155,728
Other Assets and Liabilities, Net - (8.0%)			(11,506)
Total Net Assets - 100%			$144,222

JNL/Capital Guardian U.S. Growth
Equity Fund
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 10.7%
Coach Inc.		181	$6,608
Lowe's Cos. Inc.		343	8,030
Omnicom Group Inc.		70	2,733
Scripps Networks Interactive Inc.		79	3,266
Strayer Education Inc. (e)		30	6,375
Target Corp.		319	15,415
Time Warner Cable Inc. (e)		79	3,286
Time Warner Inc.		67	1,956
Urban Outfitters Inc. (c) (e)		65	2,271
Viacom Inc. - Class B (c)		319	9,487
			59,427
CONSUMER STAPLES - 10.1%
Alberto-Culver Co.		90	2,627
Avon Products Inc.		115	3,607
Colgate-Palmolive Co.		43	3,565
Costco Wholesale Corp.		106	6,272
Energizer Holdings Inc. (c)		29	1,759
PepsiCo Inc.		276	16,805
Philip Morris International Inc.		151	7,262
Procter & Gamble Co.		76	4,614
Wal-Mart Stores Inc.		184	9,819
			56,330
ENERGY - 4.5%
Baker Hughes Inc. (e)		25	1,000
Diamond Offshore Drilling Inc.		14	1,358
EOG Resources Inc.		21	2,053
Marathon Oil Corp.		61	1,914
Schlumberger Ltd.		211	13,708
Transocean Ltd. (c)		39	3,254
Weatherford International Ltd. (c)		89	1,596
			24,883
FINANCIALS - 7.8%
Berkshire Hathaway Inc. - Class A (c)		-	2,282
Charles Schwab Corp.		384	7,225
CME Group Inc.		4	1,344
Goldman Sachs Group Inc.		89	14,993
Hudson City Bancorp Inc. (e)		179	2,459
JPMorgan Chase & Co.		189	7,859
Progressive Corp. (c)		285	5,120
RenaissanceRe Holdings Ltd.		34	1,807
			43,089
HEALTH CARE - 18.3%
Aetna Inc.		100	3,154
Allergan Inc.		90	5,684
Baxter International Inc.		231	13,567
Celgene Corp. (c)		277	15,434
Cerner Corp. (c) (e)		283	23,297
DaVita Inc. (c)		184	10,802
Medtronic Inc.		201	8,858
Merck & Co. Inc.		56	2,039
Shire Plc - ADR (e)		160	9,398
Teva Pharmaceutical Industries Ltd. - ADR		90	5,062
UnitedHealth Group Inc.		140	4,252
			101,547
INDUSTRIALS - 7.6%
Cummins Inc.		27	1,224
Danaher Corp. (e)		70	5,287
Emerson Electric Co.		57	2,407
FedEx Corp. (e)		71	5,892
First Solar Inc. (c) (e)		89	12,078
Illinois Tool Works Inc.		105	5,015
Iron Mountain Inc. (c)		122	2,777
Jacobs Engineering Group Inc. (c)		39	1,448
Monster Worldwide Inc. (c) (e)		132	2,293
WW Grainger Inc. (e)		36	3,525
			41,946

INFORMATION TECHNOLOGY - 26.8%
Adobe Systems Inc. (c)		250	9,199
Apple Inc. (c)		71	15,055
Broadcom Corp. - Class A (c)		218	6,856
Cisco Systems Inc. (c)		561	13,418
eBay Inc. (c)		87	2,053
Google Inc. - Class A (c)		39	24,426
International Business Machines Corp.		23	3,024
Jabil Circuit Inc.		86	1,494
Juniper Networks Inc. (c) (e)		408	10,884
Maxim Integrated Products Inc. (e)		133	2,708
NetApp Inc. (c)		121	4,154
Nintendo Co. Ltd. - ADR		121	3,605
Oracle Corp.		376	9,227
Paychex Inc. (e)		209	6,413
QUALCOMM Inc.		383	17,699
Research In Motion Ltd. (c)		89	6,031
Visa Inc. - Class A		125	10,906
Yahoo! Inc. (c)		96	1,614
			148,766
MATERIALS - 6.3%
Allegheny Technologies Inc. (e)		214	9,572
Cliffs Natural Resources Inc.		84	3,876
Ecolab Inc.		62	2,765
Monsanto Co.		130	10,636
Vulcan Materials Co. (e)		159	8,348
			35,197
TELECOMMUNICATION SERVICES - 1.9%
American Tower Corp. (c)		250	10,807

Total Common Stocks (cost $458,039)			521,992

INVESTMENT FUNDS - 3.6%
iShares Russell 1000 Growth Fund		400	19,940

Total Investment Funds (cost $19,690)			19,940

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1051	45

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,051)			45

SHORT TERM INVESTMENTS - 13.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 0.07% (a) (h)		14,662	14,662

Securities Lending Collateral - 10.3%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		42,739	42,739
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		14,570	14,539
			57,278

Total Short Term Investments (cost $71,971)			71,940

Total Investments - 110.6% (cost $550,751)			613,917
Other Assets and Liabilities, Net - (10.6%)			(58,629)
Total Net Assets - 100%			$555,288

JNL/Credit Suisse Commodity
Securities Fund * (y)
COMMON STOCKS - 46.1%
ENERGY - 10.6%
BP Plc		716	$6,937
Chevron Corp.		76	5,840
ConocoPhillips		41	2,088
Exxon Mobil Corp.		180	12,271
Occidental Petroleum Corp.		29	2,386
Petroleo Brasileiro SA - Petrobras - ADR		76	3,610
Royal Dutch Shell Plc - Class B		135	3,955
Suncor Energy Inc.		57	2,013
Total SA		79	5,129
Other Securities			23,536
			67,765
MATERIALS - 35.5%
AK Steel Holding Corp.		126	2,692
Alcoa Inc.		143	2,300
Allegheny Technologies Inc. (e)		62	2,767
Anglo American Plc (c)		226	9,916
ArcelorMittal (e)		153	7,045
Barrick Gold Corp.		168	6,620
BASF SE		50	3,133
BHP Billiton Plc		1,034	33,321
Cliffs Natural Resources Inc.		93	4,282
Freeport-McMoRan Copper & Gold Inc.		73	5,872
Goldcorp Inc.		132	5,203
International Paper Co.		331	8,876
JFE Holdings Inc.		107	4,215
MeadWestvaco Corp.		103	2,942
Newcrest Mining Ltd.		116	3,674
Newmont Mining Corp.		75	3,547
Nippon Steel Corp.		959	3,888
Nucor Corp.		106	4,952
OJI Paper Co. Ltd.		848	3,556
Rio Tinto Ltd. (e)		78	5,221
Rio Tinto Plc		240	13,163
Salzgitter AG		30	2,971
Sino-Forest Corp. (c)		148	2,738
Stora Enso Oyj - Class R (c) (e)		416	2,915
Sumitomo Metal Industries Ltd.		605	1,627
Sumitomo Metal Mining Co. Ltd.		77	1,137
Svenska Cellulosa AB		532	7,113
Teck Cominco Ltd. (c)		85	2,971
United States Steel Corp. (e)		126	6,954
UPM-Kymmene Oyj		461	5,508
Vale SA - ADR (e)		288	8,352
Weyerhaeuser Co.		182	7,838
Xstrata Plc (c)		269	4,867
Other Securities			35,661
			227,837

Total Common Stocks (cost $256,066)			295,602

INVESTMENT FUNDS - 3.3%
Energy Select Sector SPDR Fund (e)		91	5,211
Materials Select Sector SPDR Fund (e)		491	16,193
Total Investment Funds (cost $21,006)			21,404

RIGHTS - 0.0%
Other Securities			5

Total Rights (cost $0)			5

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			13

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $317)			13

CORPORATE BONDS AND NOTES - 12.9%
FINANCIALS - 12.9%
BNP Paribas Commodity Linked Note
0.15%, 11/26/10 (f) (t) (v)		$5,000	6,594
0.01%, 01/13/11 (f) (t) (v)		14,000	19,365
Eksportfinans ASA Commodity Linked Note,
0.03%, 11/15/10 (f)		20,000	27,408
Societe Generale Commodity Linked Note
0.46%, 07/12/10 (f) (t) (v)		13,000	16,085
0.23%, 01/06/11 (f)		10,000	13,617

Total Corporate Bonds and Notes (cost $62,000)			83,069

GOVERNMENT AND AGENCY OBLIGATIONS - 20.5%
GOVERNMENT SECURITIES - 6.0%
Sovereign - 6.0%
Svensk Exportkredit AB Commodity Linked Note
0.01%, 07/19/10 (f) (i)		20,000	25,408
0.01%, 03/02/11 (f)		12,000	13,287
			38,695
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 14.5%
Federal Farm Credit Bank - 2.0%
Federal Farm Credit Bank
0.28%, 06/22/11 (i)		3,000	3,002
0.53%, 01/13/12 (i)		9,500	9,554
			12,556
Federal Home Loan Bank - 6.8%
Federal Home Loan Bank
0.52%, 06/01/10		5,000	5,008
0.16%, 01/14/11 (i)		15,000	14,992
0.85%, 01/20/11		5,000	5,012
0.95%, 02/03/11		5,000	5,016
1.00%, 02/07/11		3,000	3,007
1.00%, 02/28/11		3,000	3,010
0.75%, 03/25/11		7,500	7,495
			43,540
Federal Home Loan Mortgage Corp. - 5.7%
Federal Home Loan Mortgage Corp.
1.93%, 02/11/10		7,000	7,011
0.33%, 01/28/11 (i)		6,858	6,867
0.33%, 03/09/11 (i)		10,000	10,016
0.31%, 04/01/11 (i)		10,000	10,014
0.30%, 04/07/11 (i)		2,500	2,503
			36,411

Total Government and Agency Obligations (cost $124,543)			131,202

SHORT TERM INVESTMENTS - 25.1%
Federal Home Loan Bank - 0.5%
Federal Home Loan Bank
0.36%, 01/21/10		1,000	1,000
0.18%, 02/16/10		2,000	2,000
			3,000
Federal Home Loan Mortgage Corp. - 9.5%
Federal Home Loan Mortgage Corp.
0.24%, 01/25/10		1,500	1,500
0.13%, 01/28/10		29,000	29,000
0.12%, 02/02/10		10,000	9,999
0.13%, 02/16/10		4,000	4,000
0.26%, 04/27/10		6,000	5,998
0.22%, 06/14/10		10,000	9,993
			60,490
Federal National Mortgage Association - 2.3%
Federal National Mortgage Association,
0.12%, 02/10/10		15,000	14,999

Mutual Funds - 1.5%
JNL Money Market Fund, 0.07% (a) (h)		9,840	9,840

Securities Lending Collateral - 7.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		43,895	43,895
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		6,032	6,019
			49,914
U.S. Treasury Securities - 3.5%
U.S. Treasury Bill
0.16%, 04/15/10 (e)		$10,000	9,998
0.16%, 04/22/10 (e)		10,000	9,998
0.35%, 07/15/10 (e)		2,500	2,497
			22,493

Total Short Term Investments (cost $160,730)			160,736

Total Investments - 107.9% (cost $624,662)			692,031
Other Assets and Liabilities, Net - (7.9%)			(50,385)
Total Net Assets - 100%			$641,646

JNL/Credit Suisse Long/Short Fund * (y)
COMMON STOCKS - 126.3%
CONSUMER DISCRETIONARY - 18.7%
Big Lots Inc. (c) (n)		37	$1,068
Darden Restaurants Inc. (n)		45	1,562
Kohl’s Corp. (c) (n)		29	1,559
Leggett & Platt Inc. (n)		62	1,258
Nike Inc. - Class B		20	1,312
Ross Stores Inc. (n)		21	880
Starbucks Corp. (c)		72	1,649
Time Warner Inc. (n)		95	2,770
Other Securities			4,899
			16,957
CONSUMER STAPLES - 10.5%
Colgate-Palmolive Co. (n)		21	1,717
Estee Lauder Cos. Inc. (n)		29	1,417
PepsiCo Inc. (n)		44	2,650
Other Securities			3,676
			9,460
ENERGY - 9.2%
Apache Corp. (n)		29	2,991
ConocoPhillips (n)		21	1,057
Exxon Mobil Corp.		29	1,984
Schlumberger Ltd. (n)		19	1,224
Other Securities			1,077
			8,333
FINANCIALS - 17.9%
Capital One Financial Corp. (n)		23	897
Goldman Sachs Group Inc. (n)		16	2,735
JPMorgan Chase & Co. (n)		102	4,241
Public Storage (n)		23	1,897
State Street Corp. (n)		24	1,062
Travelers Cos. Inc.		32	1,596
U.S. Bancorp (n)		44	979
Other Securities			2,744
			16,151
HEALTH CARE - 14.6%
Aetna Inc. (n)		37	1,176
Amgen Inc. (c) (n)		46	2,580
Humana Inc. (c) (n)		60	2,651
Medtronic Inc. (n)		31	1,358
Mylan Inc. (c) (n)		70	1,286
Waters Corp. (c)		27	1,645
Other Securities			2,480
			13,176
INDUSTRIALS - 11.5%
Fluor Corp. (n)		31	1,401
ITT Corp. (n)		32	1,612
Lockheed Martin Corp. (n)		11	821
Raytheon Co.		44	2,261
United Parcel Service Inc. - Class B		23	1,297
Other Securities			3,015
			10,407
INFORMATION TECHNOLOGY - 32.8%
Apple Inc. (c) (n)		10	2,088
EMC Corp. (c) (n)		102	1,778
Google Inc. - Class A (c) (n)		4	2,232
Intel Corp. (n)		111	2,266
International Business Machines Corp. (n)		12	1,532
MasterCard Inc. (n)		4	896
Micron Technology Inc. (c) (n)		210	2,218
Microsoft Corp. (n)		110	3,341
NetApp Inc. (c) (n)		41	1,400
QUALCOMM Inc. (n)		32	1,471
Texas Instruments Inc. (n)		104	2,713
VeriSign Inc. (c) (n)		60	1,442
Western Digital Corp. (c)		43	1,909
Other Securities			4,420
			29,706
MATERIALS - 3.1%
Eastman Chemical Co. (n)		29	1,761
Other Securities			1,077
			2,838
TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc. (n)		60	1,690
Other Securities			156
			1,846
UTILITIES - 6.0%
Exelon Corp. (n)		31	1,515
Public Service Enterprise Group Inc. (n)		85	2,820
Other Securities			1,072
			5,407

Total Common Stocks (cost $109,026)			114,281

SHORT TERM INVESTMENTS - 5.2%
Mutual Funds - 5.2%
JNL Money Market Fund, 0.07% (a) (h)		4,692	4,692

Total Short Term Investments (cost $4,692)			4,692

Total Investments - 131.5% (cost $113,718)			118,973
Total Securities Sold Short - (31.7%)
(proceeds $27,298)			(28,666)
Other Assets and Liabilities, Net - 0.2%			146
Total Net Assets - 100%			$90,453

Securities Sold Short
COMMON STOCKS – 31.7%
CONSUMER DISCRETIONARY - 4.4%
Lowe’s Cos. Inc.		5	$115
McDonald’s Corp.		3	194
News Corp. - Class A		7	92
Other Securities			3,524
			3,925
CONSUMER STAPLES - 2.7%
Altria Group Inc.		6	126
Coca-Cola Co.		2	137
Coca-Cola Enterprises Inc.		3	57
CVS Caremark Corp.		4	142
Kraft Foods Inc. - Class A		4	117
Philip Morris International Inc.		5	226
Wal-Mart Stores Inc.		6	300
Other Securities			1,338
			2,443
ENERGY - 3.0%
Anadarko Petroleum Corp.		2	112
Devon Energy Corp.		2	110
EOG Resources Inc.		1	97
Halliburton Co.		3	96
Marathon Oil Corp.		3	91
Occidental Petroleum Corp.		2	187
Other Securities			2,060
			2,753
FINANCIALS - 4.5%
AFLAC Inc.		2	93
CME Group Inc.		-	101
MetLife Inc.		3	110
Morgan Stanley		5	133
PNC Financial Services Group Inc.		2	95
Prudential Financial Inc.		2	95
Simon Property Group Inc.		1	112
Other Securities			3,290
			4,029
HEALTH CARE - 3.0%
Abbott Laboratories		3	184
Eli Lilly & Co.		3	121
Express Scripts Inc.		1	86
Medco Health Solutions Inc.		2	102
Thermo Fisher Scientific Inc.		2	86
Other Securities			2,104
			2,683
INDUSTRIALS - 4.7%
3M Co.		2	165
Boeing Co.		2	130
Burlington Northern Santa Fe Corp.		1	99
Caterpillar Inc.		2	120
Deere & Co.		2	92
General Dynamics Corp.		2	102
Honeywell International Inc.		3	110
Union Pacific Corp.		2	115
United Technologies Corp.		3	187
Other Securities			3,124
			4,244
INFORMATION TECHNOLOGY - 4.2%
Automatic Data Processing Inc.		2	90
Corning Inc.		6	106
Dell Inc.		6	90
eBay Inc.		4	101
Hewlett-Packard Co.		4	221
Other Securities			3,186
			3,794
MATERIALS - 2.5%
Dow Chemical Co.		4	116
Freeport-McMoRan Copper & Gold Inc.		2	120
Monsanto Co.		1	90
Newmont Mining Corp.		2	90
Praxair Inc.		1	96
Other Securities			1,789
			2,301
TELECOMMUNICATION SERVICES - 0.5%
Verizon Communications Inc.		7	244
Other Securities			228
			472
UTILITIES - 2.2%
Dominion Resources Inc.		2	86
Duke Energy Corp.		5	88
Southern Co.		3	100
Other Securities			1,748
			2,022
Total Securities Sold Short - 31.7%
(proceeds $27,298)			$28,666

JNL/Eagle Core Equity Fund
COMMON STOCKS - 91.1%
CONSUMER DISCRETIONARY - 15.3%
Comcast Corp. - Class A		64	$1,078
Home Depot Inc.		49	1,411
Macy's Inc.		114	1,917
Omnicom Group Inc. (e)		67	2,610
Staples Inc.		148	3,639
Viacom Inc. - Class B (c)		75	2,220
			12,875
CONSUMER STAPLES - 2.0%
Wal-Mart Stores Inc.		32	1,684

ENERGY - 12.2%
BP Plc - ADR		42	2,459
ConocoPhillips		49	2,489
EOG Resources Inc.		21	2,042
Exxon Mobil Corp.		20	1,371
Schlumberger Ltd.		30	1,950
			10,311
FINANCIALS - 13.3%
Bank of America Corp.		207	3,120
Goldman Sachs Group Inc.		12	2,088
JPMorgan Chase & Co.		39	1,645
MetLife Inc.		35	1,240
Wells Fargo & Co.		116	3,142
			11,235
HEALTH CARE - 16.5%
Covidien Plc		33	1,563
Genzyme Corp. (c)		18	897
Johnson & Johnson		48	3,122
Pfizer Inc.		177	3,218
UnitedHealth Group Inc.		111	3,371
Zimmer Holdings Inc. (c)		30	1,776
			13,947
INDUSTRIALS - 8.7%
General Electric Co.		104	1,575
PACCAR Inc. (e)		46	1,655
Tyco International Ltd.		78	2,769
United Technologies Corp.		19	1,329
			7,328
INFORMATION TECHNOLOGY - 21.4%
Activision Blizzard Inc. (c)		105	1,162
Apple Inc. (c)		9	1,987
Applied Materials Inc.		225	3,140
Autodesk Inc. (c)		71	1,811
Cisco Systems Inc. (c)		58	1,397
Electronic Arts Inc. (c)		110	1,953
EMC Corp. (c)		98	1,715
Microsoft Corp.		97	2,945
Nortel Networks Corp. (c)		6	-
Texas Instruments Inc.		74	1,933
			18,043
TELECOMMUNICATION SERVICES - 1.7%
Sprint Nextel Corp. (c)		378	1,383

Total Common Stocks (cost $73,371)			76,806

INVESTMENT FUNDS - 3.0%
Materials Select Sector SPDR Fund		76	2,519

Total Investment Funds (cost $2,541)			2,519

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$2	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2)			-

SHORT TERM INVESTMENTS - 8.3%
Mutual Funds - 5.6%
JNL Money Market Fund, 0.07% (a) (h)		4,732	4,732

Securities Lending Collateral - 2.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		2,257	2,257

Total Short Term Investments (cost $6,989)			6,989

Total Investments - 102.4% (cost $82,903)			86,314
Other Assets and Liabilities, Net - (2.4%)			(2,028)
Total Net Assets - 100%			$84,286

JNL/Eagle SmallCap Equity Fund
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 16.3%
American Axle & Manufacturing Holdings Inc. (c)		348	$2,792
Bally Technologies Inc. (c) (e)		156	6,444
BJ's Restaurants Inc. (c)		258	4,847
Choice Hotels International Inc.		42	1,329
Coinstar Inc. (c) (e)		173	4,797
Genesco Inc. (c)		270	7,420
Shuffle Master Inc. (c)		446	3,678
Sotheby's - Class A (e)		152	3,412
Steak n Shake Co. (c)		5	1,675
Universal Electronics Inc. (c)		265	6,146
Vitamin Shoppe Inc. (c)		132	2,945
			45,485
CONSUMER STAPLES - 0.9%
Herbalife Ltd.		65	2,635

ENERGY - 6.0%
Lufkin Industries Inc.		110	8,035
OYO Geospace Corp. (c)		114	4,893
Whiting Petroleum Corp. (c)		53	3,813
			16,741
FINANCIALS - 6.5%
Broadpoint Gleacher Securities Inc. (c) (e)		208	927
Cash America International Inc. (e)		245	8,560
Duff & Phelps Corp. - Class A		121	2,217
First Commonwealth Financial Corp.		220	1,025
optionsXpress Holdings Inc.		99	1,525
Redwood Trust Inc.		156	2,249
UMB Financial Corp.		43	1,700
			18,203
HEALTH CARE - 23.0%
Addus HomeCare Corp. (c)		65	598
Amedisys Inc. (c) (e)		90	4,348
American Medical Systems Holdings Inc. (c)		337	6,492
BioMarin Pharmaceutical Inc. (c) (e)		232	4,369
Bio-Rad Laboratories Inc. - Class A (c)		26	2,523
Centene Corp. (c)		151	3,200
Cubist Pharmaceuticals Inc. (c)		78	1,480
Cutera Inc. (c)		174	1,479
Eclipsys Corp. (c)		288	5,332
Genoptix Inc. (c) (e)		120	4,256
Icon Plc - ADR (c)		144	3,135
Lincare Holdings Inc. (c) (e)		95	3,540
MedAssets Inc. (c)		161	3,415
Onyx Pharmaceuticals Inc. (c)		94	2,744
Psychiatric Solutions Inc. (c)		120	2,537
Regeneron Pharmaceuticals Inc. (c)		87	2,094
Seattle Genetics Inc. (c)		140	1,423
SurModics Inc. (c) (e)		47	1,057
Thoratec Corp. (c) (e)		283	7,609
Vital Images Inc. (c)		121	1,542
Vivus Inc. (c) (e)		136	1,253
			64,426
INDUSTRIALS - 15.1%
A123 Systems Inc. (c) (e)		135	3,023
Genco Shipping & Trading Ltd. (c) (e)		106	2,368
Geo Group Inc. (c)		266	5,814
GrafTech International Ltd. (c) (e)		251	3,898
Landstar System Inc.		118	4,567
MasTec Inc. (c)		175	2,182
Monster Worldwide Inc. (c) (e)		179	3,116
Northwest Pipe Co. (c)		122	3,276
Regal-Beloit Corp.		92	4,770
Ritchie Bros. Auctioneers Inc. (e)		206	4,611
Waste Connections Inc. (c)		136	4,547
			42,172
INFORMATION TECHNOLOGY - 26.9%
Ansys Inc. (c) (e)		137	5,944
Coherent Inc. (c)		173	5,140
Compellent Technologies Inc. (c) (e)		236	5,362
DTS Inc. (c)		186	6,352
EMS Technologies Inc. (c)		242	3,503
FormFactor Inc. (c)		229	4,988
Informatica Corp. (c) (e)		213	5,507
Netezza Corp. (c)		274	2,663
Novell Inc. (c)		326	1,351
ON Semiconductor Corp. (c)		609	5,369
Quality Systems Inc.		65	4,104
Radiant Systems Inc. (c)		107	1,112
Rovi Corp. (c)		218	6,934
Teradyne Inc. (c) (e)		407	4,365
TIBCO Software Inc. (c) (e)		560	5,389
Varian Semiconductor Equipment Associates Inc. (c) (e)		197	7,077
			75,160
MATERIALS - 5.3%
Huntsman Corp.		807	9,106
Terra Industries Inc.		175	5,632
			14,738

Total Common Stocks (cost $238,918)			279,560

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1272	54

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,272)			54

SHORT TERM INVESTMENTS - 17.1%
Mutual Funds - 1.4%
JNL Money Market Fund, 0.07% (a) (h)		3,885	3,885

Securities Lending Collateral - 15.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		29,593	29,593
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		14,413	14,383
			43,976

Total Short Term Investments (cost $47,891)			47,861

Total Investments - 117.1% (cost $288,081)			327,475
Other Assets and Liabilities, Net - (17.1%)			(47,779)
Total Net Assets - 100%			$279,696

JNL/Franklin Templeton Founding
Strategy Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/Franklin Templeton Global Growth Fund (76.3%) (a)		37,530	$286,731
JNL/Franklin Templeton Income Fund (39.2%) (a)		30,706	285,255
JNL/Franklin Templeton Mutual Shares Fund (63.0%) (a)		35,062	266,825
			838,811

Total Investment Funds (cost $986,907)			838,811

Total Investments - 100.0% (cost $986,907)			838,811
Other Assets and Liabilities, Net - 0.0%			(52)
Total Net Assets - 100%			$838,759

JNL/Franklin Templeton Global Growth Fund
COMMON STOCKS - 93.1%
CONSUMER DISCRETIONARY - 17.5%
Accor SA		38	$2,104
Bayerische Motoren Werke AG		55	2,517
Chico's FAS Inc. (c)		184	2,587
Comcast Corp. - Class A		30	506
Comcast Corp. - Special Class A		307	4,923
Compagnie Generale des Etablissements Michelin (e)		31	2,355
Compass Group Plc		141	1,013
Expedia Inc. (c)		87	2,236
Harley-Davidson Inc.		64	1,614
Home Depot Inc.		44	1,281
Hyundai Motor Co.		40	4,145
Inditex SA (e)		31	1,916
Kingfisher Plc		800	2,960
News Corp. - Class A		473	6,475
Pearson Plc		201	2,890
Reed Elsevier NV		171	2,104
Target Corp.		41	1,977
Time Warner Cable Inc.		68	2,809
Time Warner Inc.		114	3,316
Toyota Motor Corp.		75	3,142
USS Co. Ltd.		19	1,175
Viacom Inc. - Class B (c)		92	2,750
Vivendi SA		183	5,464
Walt Disney Co.		110	3,549
			65,808
CONSUMER STAPLES - 2.0%
CVS Caremark Corp.		59	1,915
Nestle SA		44	2,151
Premier Foods Plc		1,966	1,133
Tesco Plc		360	2,489
			7,688
ENERGY - 8.9%
Aker Solutions ASA		50	654
BG Group Plc		109	1,969
BP Plc		520	5,035
Chevron Corp.		29	2,219
El Paso Corp.		172	1,691
ENI SpA		150	3,828
Gazprom OAO - ADR		61	1,545
Halliburton Co.		64	1,937
Royal Dutch Shell Plc - Class B		184	5,388
SBM Offshore NV		74	1,470
StatoilHydro ASA		69	1,727
Total SA		95	6,149
			33,612
FINANCIALS - 12.4%
ACE Ltd.		38	1,934
American Express Co.		66	2,661
Aviva Plc		675	4,338
AXA SA		69	1,643
Bank of New York Mellon Corp.		67	1,876
Cheung Kong Holdings Ltd.		122	1,568
DBS Group Holdings Ltd.		207	2,252
HSBC Holdings Plc		288	3,278
ICICI Bank Ltd. - ADR		39	1,474
ING Groep NV (c)		300	2,973
Intesa Sanpaolo SpA (c)		580	2,620
JPMorgan Chase & Co.		27	1,140
KB Financial Group Inc. - ADR (c)		44	2,261
Muenchener Rueckversicherungs AG (e)		19	3,029
Progressive Corp. (c)		162	2,919
RenaissanceRe Holdings Ltd.		30	1,616
Standard Life Plc		310	1,083
Swire Pacific Ltd.		153	1,850
Swiss Reinsurance		37	1,810
Torchmark Corp.		30	1,318
UBS AG (c)		66	1,029
UniCredit SpA (c)		571	1,920
			46,592
HEALTH CARE - 16.5%
Abbott Laboratories		28	1,506
Amgen Inc. (c)		147	8,324
Biogen Idec Inc. (c)		18	974
Boston Scientific Corp. (c)		173	1,558
Bristol-Myers Squibb Co.		61	1,537
Covidien Plc		111	5,331
GlaxoSmithKline Plc		274	5,829
Lonza Group AG		25	1,768
Medtronic Inc.		49	2,137
Merck & Co. Inc.		125	4,573
Merck KGaA		21	1,916
Novartis AG		91	4,958
Pfizer Inc.		329	5,990
Quest Diagnostics Inc. (e)		64	3,866
Roche Holding AG		30	5,041
Sanofi-Aventis SA		84	6,644
			61,952
INDUSTRIALS - 10.2%
Adecco SA (e)		38	2,088
BAE Systems Plc		319	1,849
Brambles Ltd.		263	1,597
Deutsche Post AG		130	2,515
Empresa Brasileira de Aeronautica SA - ADR (e)		41	904
FedEx Corp.		48	4,007
General Electric Co.		143	2,164
Koninklijke Philips Electronics NV		88	2,607
Randstad Holding NV (c)		49	2,478
Shanghai Electric Group Co. Ltd. (e)		2,294	1,055
Siemens AG		58	5,331
Tyco International Ltd.		133	4,760
United Parcel Service Inc. - Class B		75	4,286
Wolseley Plc (c)		140	2,820
			38,461
INFORMATION TECHNOLOGY - 16.6%
Accenture Plc		215	8,937
Cisco Systems Inc. (c)		184	4,397
Dell Inc. (c)		131	1,874
Flextronics International Ltd. (c)		254	1,857
FUJIFILM Holdings Corp.		49	1,487
Konica Minolta Holdings Inc.		118	1,211
Microsoft Corp.		310	9,452
Nintendo Co. Ltd.		3	693
Oracle Corp.		368	9,031
Samsung Electronics Co. Ltd. - GDR		17	5,974
Samsung Electronics Co. Ltd. - GDR (s) (u)		2	833
SAP AG		74	3,501
Seagate Technology Inc.		195	3,543
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		417	4,772
Telefonaktiebolaget LM Ericsson - Class B		189	1,749
Tyco Electronics Ltd.		117	2,882
			62,193
MATERIALS - 2.0%
Alcoa Inc.		142	2,289
CRH Plc		82	2,244
Svenska Cellulosa AB		112	1,493
Vale SA - ADR (e)		58	1,434
			7,460
TELECOMMUNICATION SERVICES - 7.0%
AT&T Inc.		37	1,033
China Telecom Corp. Ltd. - ADR (e)		15	627
France Telecom SA		186	4,645
Singapore Telecommunications Ltd.		2,125	4,684
Sprint Nextel Corp. (c)		480	1,758
Telefonica SA		123	3,447
Telekom Austria AG		160	2,285
Turkcell Iletisim Hizmet AS - ADR		98	1,705
Vodafone Group Plc		2,547	5,910
			26,094

Total Common Stocks (cost $392,309)			349,860

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$527	22

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $527)			22

SHORT TERM INVESTMENTS - 8.3%
Mutual Funds - 6.7%
JNL Money Market Fund, 0.07% (a) (h)		25,086	25,086

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		2,574	2,574
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		3,290	3,283
			5,857

Total Short Term Investments (cost $30,950)			30,943

Total Investments - 101.4% (cost $423,786)			380,825
Other Assets and Liabilities, Net - (1.4%)			(5,101)
Total Net Assets - 100%			$375,724

JNL/Franklin Templeton Income Fund * (y)
COMMON STOCKS - 29.9%
CONSUMER DISCRETIONARY - 0.8%
Other Securities			$5,687
CONSUMER STAPLES - 0.4%
Other Securities			2,626
ENERGY - 4.9%
Canadian Oil Sands Trust		295	8,422
ConocoPhillips		200	10,214
Exxon Mobil Corp.		200	13,638
Other Securities			3,438
			35,712
FINANCIALS - 5.3%
Bank of America Corp.		600	9,036
Capital One Financial Corp. (e)		163	6,249
Citigroup Inc.		894	2,961
iStar Financial Inc. (c) (e)		85	217
JPMorgan Chase & Co.		150	6,250
Wells Fargo & Co.		300	8,087
Other Securities			5,563
			38,363
HEALTH CARE - 2.4%
Merck & Co. Inc.		340	12,424
Other Securities			4,958
			17,382
INFORMATION TECHNOLOGY - 1.5%
Other Securities			10,678

MATERIALS - 0.9%
Newmont Mining Corp.		100	4,731
Other Securities			1,969
			6,700
TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc.		300	8,409
Other Securities			6,661
			15,070
UTILITIES - 11.7%
Ameren Corp.		185	5,171
American Electric Power Co. Inc.		148	5,138
Dominion Resources Inc.		150	5,838
Duke Energy Corp.		375	6,454
FPL Group Inc.		100	5,282
PG&E Corp.		180	8,037
Progress Energy Inc.		115	4,716
Public Service Enterprise Group Inc.		200	6,650
Southern Co.		200	6,664
Xcel Energy Inc.		350	7,431
Other Securities			23,586
			84,967

Total Common Stocks (cost $235,124)			217,185

PREFERRED STOCKS - 5.7%
CONSUMER DISCRETIONARY - 0.1%
Other Securities			565

ENERGY - 0.4%
SandRidge Energy Inc., Convertible Preferred,
8.50% (p) (t) (v)		13	1,851
Other Securities			1,041
			2,892
FINANCIALS - 4.8%
Bank of America Corp., Convertible Preferred,
7.25%, Series L (p)		8	6,918
Citigroup Inc. Convertible Preferred, 7.50%, 12/15/12 (c)		90	9,391
GMAC Inc., 7.00% (callable at 1,000 beginning 12/31/11) (t) (v)		2	1,217
Goldman Sachs Group Inc., Convertible Preferred
9.00%, 08/20/10		60	2,703
12.50%, 04/01/10 (t) (v)		80	3,245
10.55%, 07/21/10		40	2,481
Wells Fargo & Co., Convertible Preferred, 7.50%, Series L (p)		3	2,754
Other Securities			6,238
			34,947
HEALTH CARE - 0.3%
Tenet Healthcare Corp., 7.00%, 10/01/12		2	2,014

UTILITIES - 0.1%
FPL Group Inc., 8.38%		20	1,035

Total Preferred Stocks (cost $59,855)			41,453

WARRANTS - 0.0%
Other Securities			190

Total Warrants (cost $106)			190

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			55

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,285)			55

CORPORATE BONDS AND NOTES - 54.1%
CONSUMER DISCRETIONARY - 9.7%
Cablevision Systems Corp.
8.00%, 04/15/12 (e) (k)		$4,500	4,759
8.63%, 09/15/17 (t) (v)		1,000	1,041
CCH II LLC, 13.50%, 11/30/16 (t) (v)		5,134	5,994
Clear Channel Communications Inc. Term Loan B,
3.88%, 11/13/15 (i) (u)		8,000	6,600
Clear Channel Worldwide Holdings Inc.
9.25%, 12/15/17 (t) (v)		400	408
9.25%, 12/15/17 (t) (v)		1,600	1,648
DISH DBS Corp., 7.75%, 05/31/15 (e)		5,000	5,238
Dollar General Corp.
10.63%, 07/15/15 (e)		3,771	4,176
11.88%, 07/15/17		1,373	1,586
Hertz Corp.
8.88%, 01/01/14		7,000	7,158
10.50%, 01/01/16 (e)		1,250	1,334
Other Securities			30,557
			70,499
CONSUMER STAPLES - 0.6%
Other Securities			3,917

ENERGY - 11.7%
Chesapeake Energy Corp.
9.50%, 02/15/15 (e)		2,500	2,744
6.50%, 08/15/17 (e)		4,000	3,920
6.25%, 01/15/18		2,200	2,112
7.25%, 12/15/18		5,000	5,038
El Paso Corp.
12.00%, 12/12/13		1,600	1,876
7.25%, 06/01/18 (e)		4,100	4,051
7.75%, 01/15/32		1,000	946
Petrohawk Energy Corp.
10.50%, 08/01/14		2,000	2,185
7.88%, 06/01/15 (e)		3,200	3,232
SandRidge Energy Inc.
3.88%, 04/01/14 (i)		2,000	1,793
9.88%, 05/15/16 (e) (t) (v)		2,600	2,736
8.00%, 06/01/18 (t) (v)		1,000	982
Texas Competitive Electric Holdings Co. LLC, Term Loan
3.73%, 10/24/14 (i) (u)		4,560	3,715
3.73%, 10/24/14 (i) (u)		1,975	1,605
3.75%, 10/24/14 (i) (u)		370	301
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (e) (k)		10,000	8,100
10.25%, 11/01/15 (k)		3,000	2,430
10.50%, 11/01/16 (e)		4,907	3,460
Other Securities			34,294
			85,520
FINANCIALS - 13.1%
Bank of America Corp.,
8.13% (callable at 100 beginning 05/15/18) (p)		1,000	963
Ford Motor Credit Co. LLC
9.75%, 09/15/10 (k)		2,000	2,064
9.88%, 08/10/11		1,000	1,047
7.25%, 10/25/11		2,000	2,020
3.00%, 01/13/12 (i)		6,000	5,580
7.50%, 08/01/12 (e)		3,000	3,025
7.00%, 10/01/13		4,000	3,994
8.00%, 06/01/14 (e)		2,500	2,567
8.70%, 10/01/14		5,000	5,227
12.00%, 05/15/15		3,000	3,479
GMAC LLC
7.75%, 01/19/10 (t) (v)		5,000	4,998
6.88%, 09/15/11 (t) (v)		3,532	3,479
Host Hotels & Resorts LP
6.88%, 11/01/14 (e)		1,500	1,509
6.38%, 03/15/15		3,500	3,430
6.75%, 06/01/16 (e)		1,000	995
9.00%, 05/15/17 (e) (t) (v)		600	649
iStar Financial Inc.
0.75%, 10/01/12 (i)		4,500	2,481
8.63%, 06/01/13		5,000	3,200
JPMorgan Chase & Co.,
7.90%, (callable at 100 beginning 04/30/18) (p)		11,500	11,862
Liberty Mutual Group Inc., 10.75%, 06/15/58 (e) (t) (v)		5,000	5,300
RBS Global & Rexnord LLC, 9.50%, 08/01/14		1,250	1,253
UPC Germany GmbH
8.13%, 12/01/17 (e) (t) (v)		2,100	2,124
8.13%, 12/01/17 (t) (v)	EUR	2,750	4,020
9.63%, 12/01/19 (t) (v)	EUR	1,500	2,171
Wells Fargo Capital XIII,
7.70% (callable at 100 beginning 03/26/13) (p)		900	873
Wells Fargo Capital XV,
9.75% (callable at 100 beginning 09/26/13) (p)		5,000	5,350
Other Securities			11,724
			95,384
HEALTH CARE - 6.7%
Community Health Systems Inc., 8.88%, 07/15/15		5,000	5,175
HCA Inc.
6.38%, 01/15/15		1,500	1,416
6.50%, 02/15/16		1,500	1,425
9.25%, 11/15/16		3,500	3,758
8.50%, 04/15/19 (t) (v)		5,000	5,388
7.88%, 02/15/20 (t) (v)		6,000	6,248
Tenet Healthcare Corp.
7.38%, 02/01/13 (e)		3,000	3,008
9.25%, 02/01/15 (e) (k)		5,000	5,325
9.00%, 05/01/15 (t) (v)		3,500	3,780
10.00%, 05/01/18 (e) (t) (v)		3,500	3,920
Other Securities			9,451
			48,894
INDUSTRIALS - 2.0%
RBS Global & Rexnord LLC
9.50%, 08/01/14 (t) (v)		1,978	1,983
11.75%, 08/01/16 (e)		1,500	1,485
Other Securities			11,208
			14,676
INFORMATION TECHNOLOGY - 3.5%
First Data Corp., Term Loan
3.00%, 09/24/14 (i) (u)		5	4
3.00%, 09/24/14 (i) (u)		93	83
3.00%, 09/24/14 (i) (u)		1,647	1,464
3.00%, 09/24/14 (i) (u)		215	191
3.00%, 10/01/14 (i) (u)		195	174
3.00%, 10/01/14 (i) (u)		1,870	1,666
3.00%, 10/01/14 (i) (u)		1,845	1,644
First Data Corp., 9.88%, 09/24/15 (e)		5,500	5,129
Freescale Semiconductor Inc.,
Term Loan, 12.50%, 12/15/14 (i) (u)		3,864	3,985
Freescale Semiconductor Inc., 10.13%, 12/15/16 (e)		850	684
Other Securities			10,562
			25,586
MATERIALS - 1.3%
Other Securities			9,748

TELECOMMUNICATION SERVICES - 1.5%
Other Securities			10,961

UTILITIES - 4.0%
Dynegy Holdings Inc.
7.50%, 06/01/15 (e)		10,000	9,350
7.75%, 06/01/19		2,000	1,735
Energy Future Holdings Corp.
10.88%, 11/01/17 (e) (k)		4,000	3,270
11.25%, 11/01/17		8,847	6,259
RRI Energy Inc., 7.88%, 06/15/17 (e)		5,000	4,912
Other Securities			3,712
			29,238

Total Corporate Bonds and Notes (cost $399,778)			394,423

SHORT TERM INVESTMENTS - 24.2%
Mutual Funds - 12.4%
JNL Money Market Fund, 0.07% (a) (h)		90,379	90,379

Securities Lending Collateral - 11.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		64,754	64,754
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		21,149	21,105
			85,859

Total Short Term Investments (cost $176,282)			176,238

Total Investments - 113.9% (cost $872,430)			829,544
Other Assets and Liabilities, Net - (13.9%)			(100,920)
Total Net Assets - 100%			$728,624

JNL/Franklin Templeton Mutual
Shares Fund * (y)
COMMON STOCKS - 82.9%
CONSUMER DISCRETIONARY - 6.3%
Mattel Inc.		310	$6,200
News Corp. - Class A		680	9,316
Virgin Media Inc. (e)		263	4,424
Other Securities			6,824
			26,764
CONSUMER STAPLES - 24.6%
Altria Group Inc.		432	8,475
British American Tobacco Plc		261	8,498
Cadbury Plc		483	6,218
CVS Caremark Corp.		363	11,676
Dr. Pepper Snapple Group Inc.		230	6,496
General Mills Inc.		47	3,332
Imperial Tobacco Group Plc		270	8,534
Kraft Foods Inc. - Class A		214	5,807
Kroger Co.		228	4,680
Nestle SA		158	7,657
Pepsi Bottling Group Inc.		108	4,037
PepsiAmericas Inc.		40	1,167
Pernod-Ricard SA (e)		65	5,550
Reynolds American Inc. (e)		57	3,035
Other Securities			19,128
			104,290
ENERGY - 6.0%
Marathon Oil Corp.		168	5,234
Royal Dutch Shell Plc - Class A		172	5,209
Transocean Ltd. (c)		82	6,812
Other Securities			8,053
			25,308
FINANCIALS - 12.3%
ACE Ltd.		73	3,676
Bank of America Corp.		180	2,706
Barclays Plc		845	3,766
Berkshire Hathaway Inc. - Class B (c)		2	7,892
CIT Group Inc. (c)		36	982
White Mountains Insurance Group Ltd.		14	4,729
Other Securities			28,393
			52,144
HEALTH CARE - 4.4%
Becton Dickinson & Co.		37	2,905
Novartis AG		71	3,854
Tenet Healthcare Corp. (c)		787	4,239
UnitedHealth Group Inc.		164	4,988
Other Securities			2,873
			18,859
INDUSTRIALS - 7.2%
A P Moller - Maersk A/S Class B		1	4,164
Orkla ASA		724	7,122
Siemens AG (e)		59	5,446
Tyco International Ltd.		82	2,916
Other Securities			10,774
			30,422
INFORMATION TECHNOLOGY - 9.0%
Dell Inc. (c)		353	5,063
LSI Corp. (c)		747	4,492
Microsoft Corp.		321	9,796
Motorola Inc. (c)		455	3,530
Xerox Corp.		373	3,154
Other Securities			11,924
			37,959
MATERIALS - 5.7%
Anglo American Plc (c)		77	3,360
International Paper Co.		133	3,570
Linde AG		32	3,902
MeadWestvaco Corp.		117	3,339
Weyerhaeuser Co.		196	8,446
Other Securities			1,388
			24,005
TELECOMMUNICATION SERVICES - 3.5%
Cable & Wireless Plc		1,672	3,818
Koninklijke KPN NV		221	3,754
Vodafone Group Plc		2,135	4,954
Other Securities			2,380
			14,906
UTILITIES - 3.9%
E.ON AG		153	6,410
Exelon Corp.		62	3,019
Other Securities			7,166
			16,595

Total Common Stocks (cost $370,343)			351,252

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Bank of America Corp., 10.00%		135	2,011

Total Preferred Stocks (cost $2,024)			2,011

CORPORATE BONDS AND NOTES - 4.2%
CONSUMER DISCRETIONARY - 0.7%
Other Securities			3,033

ENERGY - 0.9%
Texas Competitive Electric Holdings Co. LLC, Term Loan
3.75%, 10/10/14 (i) (u)		$2,099	1,685
3.75%, 11/01/15 (i) (u)		698	566
Texas Competitive Electric Holdings Co. LLC,
Term Loan B1, 3.75%, 10/10/14 (i) (u)		1,438	1,169
Texas Competitive Electric Holdings Co. LLC,
Term Loan B2, 3.75%, 10/10/14 (i) (u)		226	184

Other Securities			246
			3,850
FINANCIALS - 2.2%
CIT Group Inc., Term Loan
9.50%, 01/20/12 (i) (u)		1,541	1,583
13.00%, 01/20/12 (i) (u)		602	624
CIT Group Inc.
7.00%, 05/01/13		176	164
7.00%, 05/01/14		264	245
7.00%, 05/01/15		264	236
7.00%, 05/01/16		440	387
7.00%, 05/01/17		616	535
Realogy Corp., Term Loan
5.35%, 10/10/13 (i) (u)		956	853
3.28%, 10/10/13 (i) (u)		1,451	1,294
3.29%, 10/10/13 (i) (u)		3,552	3,168
13.50%, 10/15/17 (u)		93	99
Other Securities			285
			9,473
INFORMATION TECHNOLOGY - 0.4%
Other Securities			1,524

MATERIALS - 0.0%
Other Securities			57

OTHER EQUITY INTERESTS - 0.0%
Other Securities			-

Total Corporate Bonds and Notes (cost $18,586)			17,937

SHORT TERM INVESTMENTS - 15.9%
Mutual Funds - 11.9%
JNL Money Market Fund, 0.07% (a) (h)		50,580	50,580

Securities Lending Collateral - 4.0%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		16,975	16,975

Total Short Term Investments (cost $67,555)			67,555

Total Investments - 103.5% (cost $458,508)			438,755
Other Assets and Liabilities, Net - (3.5%)			(14,901)
Total Net Assets - 100%			$423,854

JNL/Franklin Templeton Small Cap Value Fund
COMMON STOCKS - 89.8%
CONSUMER DISCRETIONARY - 18.8%
Autoliv Inc. (e)		55	$2,386
Brown Shoe Co. Inc.		132	1,298
Brunswick Corp.		111	1,407
Christopher & Banks Corp.		125	952
DR Horton Inc. (e)		106	1,153
Drew Industries Inc. (c)		13	275
Ethan Allen Interiors Inc. (e)		75	1,006
Fred's Inc.		132	1,346
Gentex Corp.		101	1,797
Group 1 Automotive Inc. (c) (e)		67	1,885
Gymboree Corp. (c) (e)		18	774
Hooker Furniture Corp.		40	491
J.C. Penney Co. Inc.		56	1,490
La-Z-Boy Inc. (c)		139	1,324
M/I Homes Inc. (c)		84	868
MDC Holdings Inc.		35	1,074
Men's Wearhouse Inc.		95	2,002
Pier 1 Imports Inc. (c)		76	387
Regis Corp.		57	883
Saks Inc. (c) (e)		113	742
Thor Industries Inc.		99	3,112
Timberland Co. - Class A (c)		23	412
Tuesday Morning Corp. (c) (e)		166	427
Warnaco Group Inc. (c)		43	1,810
West Marine Inc. (c)		120	967
Winnebago Industries Inc. (c)		79	969
Zale Corp. (c) (e)		85	231
			31,468
CONSUMER STAPLES - 0.9%
Casey's General Stores Inc.		49	1,551

ENERGY - 9.6%
Arch Coal Inc.		23	512
Atwood Oceanics Inc. (c)		43	1,531
Bristow Group Inc. (c) (e)		53	2,022
CARBO Ceramics Inc.		2	136
Global Industries Ltd. (c) (e)		185	1,319
Helix Energy Solutions Group Inc. (c)		105	1,230
Oil States International Inc. (c)		45	1,768
Overseas Shipholding Group Inc.		25	1,094
Rowan Cos. Inc. (c)		117	2,653
Teekay Corp.		38	889
Tidewater Inc.		20	954
Unit Corp. (c)		46	1,942
			16,050
FINANCIALS - 12.9%
American National Insurance Co.		12	1,470
Arthur J Gallagher & Co. (e)		41	923
Aspen Insurance Holdings Ltd.		96	2,453
Chemical Financial Corp.		61	1,441
Erie Indemnity Co. - Class A		33	1,303
Montpelier Re Holdings Ltd.		127	2,205
Old Republic International Corp.		240	2,410
Peoples Bancorp Inc.		2	22
Protective Life Corp.		183	3,022
RLI Corp.		22	1,187
StanCorp Financial Group Inc.		31	1,221
TrustCo Bank Corp.		264	1,660
Validus Holdings Ltd.		59	1,598
Zenith National Insurance Corp.		25	750
			21,665
HEALTH CARE - 4.3%
Mettler Toledo International Inc. (c)		19	2,016
Pharmaceutical Product Development Inc.		75	1,749
STERIS Corp. (e)		56	1,566
Teleflex Inc.		29	1,557
West Pharmaceutical Services Inc.		12	486
			7,374
INDUSTRIALS - 26.4%
ABM Industries Inc. (e)		92	1,909
American Woodmark Corp.		55	1,082
AO Smith Corp.		14	599
Apogee Enterprises Inc. (e)		102	1,422
Applied Industrial Technologies Inc.		35	777
Astec Industries Inc. (c)		31	841
Brady Corp. - Class A		63	1,883
Briggs & Stratton Corp. (e)		57	1,066
Carlisle Cos. Inc. (e)		58	1,987
Ceradyne Inc. (c) (e)		43	818
CIRCOR International Inc.		24	615
CNH Global NV (c)		12	297
EMCOR Group Inc. (c)		38	1,030
Franklin Electric Co. Inc. (e)		34	995
Gardner Denver Inc.		44	1,876
Genesee & Wyoming Inc. - Class A (c)		55	1,805
Gibraltar Industries Inc. (c) (e)		137	2,147
Graco Inc. (e)		63	1,786
Kansas City Southern (c) (e)		23	756
Kennametal Inc. (e)		69	1,786
Lincoln Electric Holdings Inc.		30	1,598
Mine Safety Appliances Co.		60	1,592
Mueller Industries Inc.		74	1,828
Nordson Corp. (e)		35	2,142
Powell Industries Inc. (c)		7	218
Roper Industries Inc. (e)		20	1,047
Simpson Manufacturing Co. Inc. (e)		57	1,538
SkyWest Inc.		104	1,753
Timken Co.		21	498
Trinity Industries Inc. (e)		127	2,213
Universal Forest Products Inc. (e)		72	2,666
Wabash National Corp. (c)		163	308
Watts Water Technologies Inc. (e)		44	1,345
			44,223
INFORMATION TECHNOLOGY - 3.4%
Benchmark Electronics Inc. (c)		140	2,642
Cohu Inc.		111	1,548
Diebold Inc. (e)		8	213
Omnivision Technologies Inc. (c)		16	225
Rofin-Sinar Technologies Inc. (c)		46	1,091
			5,719
MATERIALS - 10.7%
Airgas Inc.		36	1,718
AptarGroup Inc.		30	1,072
Cabot Corp.		60	1,561
Gerdau AmeriSteel Corp.		182	1,504
Glatfelter		75	910
Reliance Steel & Aluminum Co.		61	2,632
RPM International Inc.		117	2,383
Steel Dynamics Inc.		147	2,610
United States Steel Corp. (e)		5	276
Westlake Chemical Corp. (e)		129	3,212
			17,878
UTILITIES - 2.8%
Atmos Energy Corp.		23	662
Energen Corp.		36	1,704
NV Energy Inc.		190	2,352
			4,718

Total Common Stocks (cost $151,030)			150,646

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$636	27

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $636)			27

SHORT TERM INVESTMENTS - 22.8%
Mutual Funds - 10.4%
JNL Money Market Fund, 0.07% (a) (h)		17,414	17,414

Securities Lending Collateral - 12.4%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		12,512	12,512
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		8,381	8,364
			20,876

Total Short Term Investments (cost $38,307)			38,290

Total Investments - 112.6% (cost $189,973)			188,963
Other Assets and Liabilities, Net - (12.6%)			(21,137)
Total Net Assets - 100%			$167,826

JNL/Goldman Sachs Core Plus Bond Fund
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f) (s) (u)		491	$5

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f) (s) (u)		1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (c) (f) (s) (u)		2	4

Total Common Stocks (cost $379)			9

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
TCR Holdings - Class B (f)		-	-
TCR Holdings - Class C (f)		-	-
TCR Holdings - Class D (f)		1	-
TCR Holdings - Class E (f)		1	-

Total Preferred Stocks (cost $0)			-

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 10.8%
Adjustable Rate Mortgage Trust REMIC,
3.39%, 04/25/35 (i)		$375	314
American Home Mortgage Assets Trust REMIC,
1.24%, 02/25/47 (i)		3,836	1,788
Amortizing Residential Collateral Trust REMIC,
2.03%, 08/25/32 (i)		71	20
Asset Backed Securities Corp. Home Equity REMIC,
3.08%, 04/15/33 (i)		49	13
Banc of America Commercial Mortgage Inc. REMIC
5.63%, 07/10/46		3,500	3,279
5.41%, 09/10/47		4,700	4,414
Banc of America Funding Corp. REMIC
5.78%, 06/20/36 (i)		2,256	1,428
5.79%, 10/25/36 (i)		376	368
0.51%, 06/20/47 (i)		1,700	332
Banc of America Mortgage Securities Inc. REMIC,
4.79%, 09/25/35 (i)		1,370	1,109
BCAP LLC Trust REMIC, 0.87%, 11/25/36 (i)		551	496
Bear Stearns Adjustable Rate Mortgage Trust REMIC
3.63%, 04/25/34 (i)		403	355
4.15%, 11/25/34 (i)		1,167	1,099
Bear Stearns Alt-A Trust II REMIC, 5.99%, 09/25/47 (i)		3,072	1,705
Carrington Mortgage Loan Trust REMIC,
0.46%, 12/25/35 (i)		143	136
Chase Mortgage Finance Corp. REMIC,
4.09%, 02/25/37 (i)		545	486
CIT Mortgage Loan Trust REMIC
2.65%, 01/25/10 (f) (i) (t) (u)		700	318
1.92%, 09/25/24 (f) (i) (t) (u)		1,280	480
1.23%, 10/25/37 (f) (i) (t) (u)		1,082	963
Citigroup Mortgage Loan Trust Inc. REMIC,
3.54%, 12/25/35 (i)		1,768	973
Commercial Mortgage Asset Trust REMIC,
7.35%, 01/17/32		400	422
Conseco Financial Corp. REMIC, 7.07%, 01/15/29		217	218
Countrywide Alternative Loan Trust
REMIC, 2.04%, 09/25/35 (i)		310	175
REMIC, 1.92%, 11/25/47 (i)		4,665	1,867
Countrywide Asset-Backed Certificates REMIC,
1.48%, 06/25/34 (i)		198	32
Countrywide Home Equity Loan Trust REMIC,
0.43%, 05/15/36 (i) (s) (u)		1,271	224
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 3.44%, 02/19/34 (i)		544	477
REMIC, 3.62%, 11/20/34 (i)		498	394
Credit Suisse Mortgage Capital Certificates
REMIC, 6.50%, 10/25/21 (s) (u)		3,383	2,410
REMIC, 5.55%, 02/15/39 (i)		3,060	3,014
REMIC, 5.47%, 09/15/39		6,000	5,139
Deutsche Bank Alternate Loan Trust REMIC,
4.91%, 08/25/35 (i)		792	623
Downey Savings & Loan Association Mortgage Loan Trust
REMIC, 1.46%, 03/19/46 (i)		517	220
REMIC, 1.46%, 03/19/47 (i)		517	185
First Horizon Asset Securities Inc. Pass-Through Trust
REMIC, 3.01%, 07/25/33 (i)		200	176
First Union National Bank Commercial Mortgage Trust -
Interest Only REMIC, 0.63%, 05/17/32 (i) (s) (u)		5,781	86
GMAC Mortgage Corp. Loan Trust
REMIC, 7.00%, 09/25/37 (e) (i)		434	197
REMIC, 7.00%, 09/25/37 (i)		377	198
GSMPS Mortgage Loan Trust, 0.46%, 02/25/35 (i) (t) (u)		143	114
GSR Mortgage Loan Trust REMIC, 4.19%, 10/25/35 (i)		696	521
Harborview Mortgage Loan Trust REMIC
0.57%, 06/20/35 (i)		1,355	914
5.91%, 08/19/36 (i)		2,507	1,542
HFC Home Equity Loan Asset Backed Certificates
REMIC, 1.43%, 11/20/36 (i)		1,844	1,567
Impac CMB Trust REMIC, 0.87%, 03/25/35 (i) (s) (u)		181	78
IndyMac Index Mortgage Loan Trust
REMIC, 0.85%, 06/25/34 (i)		398	276
REMIC, 3.92%, 03/25/35 (i)		706	447
REMIC, 5.15%, 08/25/35 (i)		818	552
REMIC, 0.44%, 05/25/46 (i)		1,195	617
JPMorgan Chase & Co. Mortgage Funding Trust
REMIC, 0.39%, 12/25/36 (i)		3,481	1,639
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 4.94%, 08/15/42 (i)		7,000	6,642
LB-UBS Commercial Mortgage Trust
6.65%, 11/15/27		6,000	6,242
REMIC, 5.32%, 09/15/39		1,000	953
Lehman Mortgage Trust REMIC, 7.25%, 09/25/37		5,536	3,751
Lehman XS Trust
REMIC, 0.49%, 02/25/46 (i)		2,505	1,301
REMIC, 1.08%, 09/25/47 (i)		1,752	956
Luminent Mortgage Trust REMIC, 0.42%, 05/25/46 (i)		710	314
MASTR Adjustable Rate Mortgages Trust
REMIC, 4.08%, 10/25/34 (i)		323	244
REMIC, 3.94%, 12/25/34 (i)		106	65
REMIC, 4.84%, 01/25/36 (i)		975	786
REMIC, 1.74%, 12/25/46 (i)		4,191	1,613
MASTR Seasoned Securities Trust REMIC,
4.83%, 10/25/32 (i)		383	330
Merit Securities Corp. REMIC, 1.73%, 09/28/32 (i) (t) (u)		336	273
Merrill Lynch Alternative Note Asset Trust
REMIC, 0.42%, 07/25/37 (i)		869	418
Mid-State Trust, 7.34%, 07/01/35		239	235
Morgan Stanley Capital I REMIC, 5.21%, 11/14/42 (i)		1,500	1,479
Morgan Stanley Mortgage Loan Trust
REMIC, 3.93%, 08/25/34 (i)		209	155
REMIC, 5.19%, 03/25/36 (i)		1,931	1,188
REMIC, 0.35%, 10/25/36 (i)		64	64
Residential Accredit Loans Inc.
REMIC, 6.51%, 10/25/37 (i)		4,534	2,109
REMIC, 1.54%, 01/25/46 (i)		1,458	774
Residential Funding Mortgage Securities I Inc.
REMIC, 4.03%, 08/25/35 (i)		787	509
REMIC, 5.19%, 09/25/35 (i)		1,224	1,006
Sail Net Interest Margin Notes
7.75%, 04/27/33 (t) (u)		6	-
5.50%, 03/27/34 (t) (u)		45	-
Sigma Finance, Inc. (d) (f) (u)		340	14
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 2.96%, 05/25/34 (i)		688	603
REMIC, 3.25%, 09/25/34 (i)		287	235
REMIC, 3.05%, 11/25/34 (i)		1,340	1,085
Structured Asset Mortgage Investments Inc.
REMIC, 3.59%, 08/25/35 (i)		123	70
Washington Mutual Alternative Mortgage
Pass-Through Certificates REMIC, 5.96%, 10/25/36 (i)		137	134
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 3.14%, 06/25/34 (i)		932	859
REMIC, 5.05%, 12/25/35 (i)		1,862	1,702
REMIC, 5.51%, 09/25/36 (i)		1,587	1,119
REMIC, 0.46%, 04/25/45 (i)		194	143
Wells Fargo Alternative Loan Trust REMIC,
6.53%, 12/28/37 (i)		3,652	2,352
Wells Fargo Mortgage Backed Securities Trust REMIC,
5.24%, 04/25/36 (i)		534	468

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $115,883)			84,591

CORPORATE BONDS AND NOTES - 36.1%
CONSUMER DISCRETIONARY - 1.0%
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13		356	410
Comcast Corp., 5.50%, 03/15/11		375	392
Comcast Holdings Corp., 10.63%, 07/15/12		875	1,032
CSC Holdings Inc.
7.63%, 04/01/11		250	258
6.75%, 04/15/12		32	33
DirecTV Holdings LLC, 5.88%, 10/01/19 (t) (v)		825	839
DISH DBS Corp., 6.63%, 10/01/14		575	580
Rainbow National Services LLC, 10.38%, 09/01/14 (t) (u)		80	84
Reed Elsevier Capital Inc., 8.63%, 01/15/19 (l)		1,125	1,369
Station Casinos Inc.
6.50%, 02/01/14 (d) (s) (u)		100	-
6.88%, 03/01/16 (d) (s) (u)		15	-
7.75%, 08/15/16 (d) (s) (u)		60	9
Thomson Reuters Corp., 6.50%, 07/15/18		1,375	1,554
Whirlpool Corp.
8.00%, 05/01/12		400	433
8.60%, 05/01/14 (l)		500	566
			7,559
CONSUMER STAPLES - 1.2%
Altria Group Inc., 9.70%, 11/10/18		1,350	1,669
Anheuser-Busch InBev Worldwide Inc.
7.20%, 01/15/14 (t) (v)		850	964
4.13%, 01/15/15 (t) (v)		2,125	2,158
7.75%, 01/15/19 (t) (v)		2,075	2,429
BAT International Finance Plc, 9.50%, 11/15/18 (t) (v)		1,150	1,460
CVS Caremark Corp., 5.75%, 06/01/17		975	1,029
			9,709
ENERGY - 2.8%
Canadian Natural Resources Ltd.
5.15%, 02/01/13		900	958
6.25%, 03/15/38		50	52
Chesapeake Energy Corp.
6.63%, 01/15/16		275	272
6.50%, 08/15/17 (e)		275	270
DCP Midstream LLC, 9.75%, 03/15/19 (t) (v)		1,625	1,999
Dolphin Energy Ltd., 5.89%, 06/15/19 (t) (v)		832	840
El Paso Corp.
7.88%, 06/15/12 (e)		325	337
7.80%, 08/01/31		33	31
7.75%, 01/15/32 (e)		515	487
Energy Transfer Partners LP, 5.95%, 02/01/15		2,000	2,119
Enterprise Products Operating LLC
6.65%, 04/15/18		1,500	1,625
7.03%, 01/15/68		775	711
Gulf South Pipeline Co. LP, 6.30%, 08/15/17 (t) (v)		1,200	1,249
Magellan Midstream Partners LP, 6.40%, 07/15/18		1,775	1,886
Nexen Inc., 6.40%, 05/15/37		1,200	1,209
ONEOK Partners LP
6.65%, 10/01/36		1,225	1,249
6.85%, 10/15/37		375	392
Petroleos Mexica, 8.00%, 05/03/19		1,940	2,246
Southern Natural Gas Co., 5.90%, 04/01/17 (k) (t) (v)		120	123
Suncor Energy Inc., 6.10%, 06/01/18		1,175	1,261
Williams Cos. Inc.
7.13%, 09/01/11		50	53
7.63%, 07/15/19		75	84
7.88%, 09/01/21		100	115
8.75%, 03/15/32 (k)		1,075	1,286
XTO Energy Inc., 6.50%, 12/15/18		1,175	1,343
			22,197
FINANCIALS - 26.7%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (t) (v)		5,700	5,689
African Development Bank, 1.75%, 10/01/12		7,000	6,954
ANZ Capital Trust,
4.48% (callable at 100 beginning 01/15/10) (p) (t) (v)		1,075	1,075
ANZ National International Ltd., 3.25%, 04/02/12 (t) (v)		6,000	6,180
Bank of America Corp.
5.42%, 03/15/17		1,300	1,283
5.75%, 12/01/17		225	230
7.63%, 06/01/19 (e)		525	607
Chubb Corp.
6.50%, 05/15/38		375	413
6.38%, 03/29/67		825	767
Citigroup Funding Inc.
1.88%, 10/22/12		16,800	16,737
1.88%, 11/15/12		3,300	3,291
Citigroup Inc.
4.13%, 02/22/10		1,315	1,320
2.13%, 04/30/12		1,900	1,920
1.88%, 05/07/12		3,000	3,016
6.38%, 08/12/14		1,800	1,884
5.00%, 09/15/14		2,475	2,386
CNA Financial Corp., 7.25%, 11/15/23		1,500	1,412
College Loan Corp. Trust, 2.27%, 03/01/42 (i) (u)		1,000	850
Credit Agricole SA,
8.38% (callable at 100 beginning 10/13/19) (p) (t) (v)		750	795
Discover Bank, 8.70%, 11/18/19 (t) (v)		1,325	1,420
El Paso Performance-Linked Trust, 7.75%, 07/15/11 (t) (u)		1,290	1,322
Endurance Specialty Holdings Ltd., 6.15%, 10/15/15		700	731
Enel Finance International SA, 5.13%, 10/07/19 (t) (v)		1,750	1,761
Ford Motor Credit Co. LLC, 5.50%, 06/15/11 (i)		600	594
General Electric Capital Corp.
2.00%, 09/28/12		8,600	8,611
2.63%, 12/28/12		6,500	6,620
GMAC LLC., 1.75%, 10/30/12		9,100	9,041
GMAC LLC, 6.88%, 09/15/11		3,400	3,364
HSBC Holdings Plc, 6.80%, 06/01/38		2,650	2,876
ING Capital Funding Trust III,
8.44% (callable at 100 beginning 12/31/10) (p)		1,075	924
International Lease Finance Corp., 4.95%, 02/01/11		700	648
John Deere Capital Corp., 2.88%, 06/19/12		5,950	6,131
JPMorgan Chase & Co.
6.63%, 03/15/12		1,168	1,275
7.25%, 02/01/18		1,475	1,693
7.90%, (callable at 100 beginning 04/30/18) (p)		2,050	2,114
JPMorgan Chase Bank NA, 6.00%, 10/01/17		2,100	2,248
Landwirtschaftliche Rentenbank
5.25%, 07/02/12		4,500	4,862
4.88%, 01/10/14		6,000	6,459
LeasePlan Corp. NV, 3.00%, 05/07/12 (t) (v)		3,400	3,481
Merrill Lynch & Co. Inc.
5.45%, 02/05/13		1,275	1,342
6.05%, 05/16/16		1,125	1,135
6.40%, 08/28/17		700	737
6.88%, 04/25/18		2,125	2,290
MetLife Capital Trust X, 9.25%, 04/08/38 (t) (v)		500	565
Morgan Stanley
5.75%, 08/31/12		675	724
5.95%, 12/28/17		825	851
6.63%, 04/01/18		2,775	3,000
7.30%, 05/13/19		425	477
5.63%, 09/23/19 (e)		925	932
MUFG Capital Finance 1 Ltd.,
6.35% (callable at 100 beginning 07/25/16) (p)		1,310	1,192
PNC Bank NA, 6.88%, 04/01/18		975	1,035
PNC Funding Corp., 1.88%, 06/22/11 (e)		5,300	5,354
ProLogis, 1.88%, 11/15/37		1,075	951
Resona Preferred Global Securities Cayman Ltd.,
7.19% (callable at 100 beginning 07/30/15) (p) (t) (v)		1,525	1,247
Royal Bank of Scotland Group Plc, 1.50%, 03/30/12 (t) (u)		7,500	7,427
Royal Bank of Scotland Plc
2.63%, 05/11/12 (t) (v)		6,100	6,187
4.88%, 08/25/14 (t) (v)		1,850	1,875
Simon Property Group LP, 10.35%, 04/01/19		1,650	2,073
SLM Corp., 5.13%, 08/27/12		1,500	1,406
Svensk Exportkredit AB, 3.25%, 09/16/14		1,300	1,300
Swiss Re Capital I LP,
6.85% (callable at 100 beginning on 05/25/16) (p) (t) (v)		1,175	950
Transatlantic Holdings Inc., 8.00%, 11/30/39		975	993
Travelers Cos. Inc., 6.25%, 03/15/37 (e)		630	574
U.S. Bank NA, 4.38%, 02/28/17	EUR	700	964
UBS AG New Jersey-Credit Linked Note
(Federative Republic of Brazil, 6.00%, 01/17/17,
Moody’s Rating Baa3) (f) (j) (t) (u)	BRL	1,620	424
US Central Federal Credit Union
1.25%, 10/19/11 (e) (t) (v)		18,100	18,096
1.90%, 10/19/12 (t) (v)		1,800	1,799
Wachovia Corp., 5.50%, 05/01/13		2,925	3,107
WEA Finance LLC
7.50%, 06/02/14 (t) (u)		475	535
7.13%, 04/15/18 (t) (v)		1,125	1,230
Wells Fargo Capital XIII,
7.70% (callable at 100 beginning 03/26/13) (p)		1,450	1,406
Western Corporate Federal Credit Union, 1.75%, 11/02/12		1,900	1,891
Westpac Banking Corp.
1.90%, 12/14/12 (t) (u)		4,900	4,860
4.88%, 11/19/19 (e)		4,325	4,269
White Mountains Re Group Inc., 6.38%, 03/20/17 (t) (u)		1,275	1,197
ZFS Finance USA Trust I
5.88%, 05/09/32 (t) (u)		1,225	992
6.15%, 12/15/65 (t) (v)		725	660
			209,031
HEALTH CARE - 0.6%
Boston Scientific Corp.
4.50%, 01/15/15		950	952
6.00%, 01/15/20		550	562
7.00%, 11/15/35 (l)		250	245
CareFusion Corp., 6.38%, 08/01/19 (t) (v)		1,975	2,114
HCA Inc., 7.88%, 02/15/20 (e) (t) (v)		500	521
			4,394
INDUSTRIALS - 0.0%
Radnor Holdings Corp., 11.00%, 03/15/10 (d) (s) (u)		125	-
Safety-Kleen Services Inc., 9.25%, 06/01/08 (d) (f) (u)		375	-
			-
INFORMATION TECHNOLOGY - 0.3%
Agilent Technologies Inc., 5.50%, 09/14/15		1,925	2,018

MATERIALS - 0.9%
Anglo American Capital Plc
9.38%, 04/08/14 (t) (v)		414	497
9.38%, 04/08/19 (e) (t) (u)		625	794
ArcelorMittal, 6.13%, 06/01/18		1,375	1,419
Dow Chemical Co.
7.60%, 05/15/14 (l)		1,625	1,849
5.90%, 02/15/15 (e)		750	806
International Paper Co., 7.95%, 06/15/18		625	721
Methanex Corp., 8.75%, 08/15/12		175	182
Owens Brockway Glass Container Inc., 8.25%, 05/15/13 (e)		375	385
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25		225	192
			6,845
TELECOMMUNICATION SERVICES - 1.5%
AT&T Inc., 6.40%, 05/15/38		1,475	1,516
France Telecom SA, 7.75%, 03/01/11 (l)		1,975	2,117
Qwest Capital Funding Inc., 7.25%, 02/15/11		1,075	1,091
Qwest Communications International Inc.
7.50%, 02/15/14		255	256
7.50%, 02/15/14 (k)		80	80
Qwest Corp., 8.88%, 03/15/12 (e) (k)		125	134
Sprint Capital Corp., 8.38%, 03/15/12		500	518
Telecom Italia Capital SA
6.20%, 07/18/11		975	1,032
7.00%, 06/04/18		1,175	1,293
6.00%, 09/30/34		925	875
UBS Luxembourg SA for OJSC Vimpel Communications,
8.25%, 05/23/16		100	102
Verizon Communications Inc., 6.40%, 02/15/38 (e)		1,300	1,359
Verizon Wireless Capital LLC, 8.50%, 11/15/18 (e)		575	713
VIP Finance Ireland Ltd. for OJSC Vimpel Communications,
9.13%, 04/30/13		350	374
Windstream Corp., 8.63%, 08/01/16		180	183
			11,643
UTILITIES - 1.1%
AES Corp.
9.38%, 09/15/10		250	258
8.88%, 02/15/11		50	52
Arizona Public Service Co., 8.75%, 03/01/19		1,700	1,981
Commonwealth Edison Co.
(insured by AMBAC Assurance Corp.), 5.88%, 02/01/33		550	545
FirstEnergy Corp., 7.38%, 11/15/31		1,065	1,154
Nevada Power Co., 7.13%, 03/15/19		1,175	1,312
NiSource Finance Corp., 10.75%, 03/15/16 (l)		600	739
Pacific Gas & Electric Co.
6.05%, 03/01/34		450	470
5.80%, 03/01/37		300	304
Progress Energy Inc., 7.05%, 03/15/19		1,275	1,426
Pugent Sound Energy Inc., 6.97%, 06/01/67		675	595
			8,836

Total Corporate Bonds and Notes (cost $276,317)			282,232

GOVERNMENT AND AGENCY OBLIGATIONS - 46.3%
GOVERNMENT SECURITIES - 17.3%
Municipals - 0.4%
State of California Various Purpose Bond
7.50%, 04/01/34		1,625	1,577
7.55%, 04/01/39		1,325	1,284
			2,861
Sovereign - 3.8%
Farmer Mac Guaranteed Notes Trust,
5.13%, 04/19/17 (t) (v)		2,100	2,189
Peru Government International Bond, 7.13%, 03/30/19		1,130	1,300
Province of Ontario, Canada
4.10%, 06/16/14		1,100	1,148
4.60%, 05/26/15 (e)		1,475	1,561
Qatar Government International Bond
5.15%, 04/09/14		290	304
5.25%, 01/20/20 (e) (t) (v)		4,350	4,383
Republic of Argentina, 7.00%, 10/03/15 (f)		1,420	1,216
Societe Financement de l'Economie Francaise
3.38%, 05/05/14 (l) (t) (v)		4,500	4,588
2.88%, 09/22/14 (t) (v)		8,100	8,037
Tennessee Valley Authority
4.38%, 06/15/15 (e)		2,400	2,519
5.98%, 04/01/36		1,250	1,329
United Mexican States, 6.05%, 01/11/40		1,000	961
			29,535
Treasury Inflation Index Securities - 6.2%
U.S. Treasury Inflation Indexed Note
4.25%, 01/15/10 (r)		23,964	30,637
0.88%, 04/15/10 (r)		6,617	7,557
1.63%, 01/15/15 (r)		3,464	4,121
2.00%, 01/15/16 (r)		2,182	2,473
2.50%, 07/15/16 (r)		3,085	3,730
			48,518
U.S. Treasury Securities - 6.9%
U.S. Treasury Bond
4.25%, 11/15/17		10,400	10,900
5.00%, 05/15/37		4,200	4,461
4.25%, 05/15/39 (e)		1,100	1,032
4.38%, 11/15/39		8,900	8,519
U.S. Treasury Bond Principal Strip
0.00%, 05/15/20 (j)		3,300	2,130
0.00%, 08/15/20 (e) (j)		8,400	5,344
0.00%, 05/15/21 (j)		900	547
0.00%, 11/15/21 (j)		1,800	1,060
U.S. Treasury Note
2.38%, 10/31/14 (e)		8,200	8,111
2.63%, 12/31/14		1,400	1,396
4.00%, 08/15/18		5,300	5,413
3.38%, 11/15/19 (e)		5,700	5,483
			54,396
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 29.0%
Federal Farm Credit Bank - 0.6%
Federal Farm Credit Bank, 4.88%, 12/16/15 (e)		4,600	4,957

Federal Home Loan Bank - 0.3%
Federal Home Loan Bank, 5.50%, 07/15/36 (o)		2,000	2,052

Federal Home Loan Mortgage Corp. - 8.0%
Federal Home Loan Mortgage Corp.
1.75%, 07/27/11 (o)		6,900	6,926
4.50%, 04/02/14		5,000	5,376
5.00%, 11/13/14		9,600	10,498
5.00%, 12/01/35		269	276
5.50%, 01/01/36		262	275
5.50%, 01/01/36		48	50
5.50%, 02/01/36		1	1
6.00%, 11/01/36		20	22
6.06%, 01/01/37 (i)		1,726	1,827
5.50%, 03/01/37		30	31
5.50%, 04/01/37		11	12
5.50%, 04/01/37		18	19
5.50%, 04/01/37		21	22
5.50%, 04/01/37		73	76
5.50%, 06/01/37		14	15
6.00%, 07/01/37		459	487
6.00%, 09/01/37		25	27
6.00%, 09/01/37		26	28
6.00%, 11/01/37		21	23
5.50%, 12/01/37		110	116
5.50%, 12/01/37		22	23
6.50%, 01/01/38		3,562	3,816
5.50%, 02/01/38		253	265
6.00%, 02/01/38		27	28
6.00%, 02/01/38		29	31
6.00%, 02/01/38		21	22
5.50%, 04/01/38		88	92
5.50%, 04/01/38		205	215
6.00%, 04/01/38		22	23
5.50%, 05/01/38		23	24
5.50%, 05/01/38		61	63
5.50%, 05/01/38		87	91
6.00%, 05/01/38		3,296	3,498
5.50%, 06/01/38		93	98
5.50%, 06/01/38		206	216
5.50%, 06/01/38		213	224
5.50%, 06/01/38		12	13
5.50%, 06/01/38		8	8
5.50%, 06/01/38		66	69
5.50%, 06/01/38		23	24
5.50%, 06/01/38		239	251
5.50%, 06/01/38		153	161
5.50%, 06/01/38		162	170
6.00%, 07/01/38		23	24
6.00%, 07/01/38		144	153
6.00%, 07/01/38		146	155
6.00%, 09/01/38		42	45
6.00%, 09/01/38		59	62
5.50%, 10/01/38		75	79
6.00%, 10/01/38		30	31
6.00%, 10/01/38		22	23
6.00%, 11/01/38		22	24
6.00%, 11/01/38		3,404	3,616
6.00%, 12/01/38		850	903
6.50%, 12/01/38		1,869	2,002
6.00%, 02/01/39		22	24
5.50%, 04/01/39		13	14
5.50%, 04/01/39		10	11
5.00%, 05/01/39		578	593
5.00%, 05/01/39		59	61
5.00%, 06/01/39		1,058	1,086
5.00%, 06/01/39		773	794
5.00%, 06/01/39		1,452	1,490
5.00%, 07/01/39		394	405
5.00%, 07/01/39		293	301
5.00%, 07/01/39		622	639
5.00%, 07/01/39		44	45
5.00%, 07/01/39		49	50
5.00%, 08/01/39		81	83
5.00%, 08/01/39		36	37
5.00%, 08/01/39		90	93
5.00%, 08/01/39		49	51
5.00%, 08/01/39		58	59
5.00%, 08/01/39		31	32
4.50%, 09/01/39		2,964	2,960
4.50%, 09/01/39		994	992
5.00%, 09/01/39		53	54
5.00%, 09/01/39		44	45
5.00%, 09/01/39		124	127
5.00%, 09/01/39		155	159
5.00%, 09/01/39		157	162
5.00%, 09/01/39		112	115
5.00%, 09/01/39		146	150
5.00%, 09/01/39		66	68
5.00%, 09/01/39		41	42
5.00%, 09/01/39		2,972	3,051
4.50%, 10/01/39		200	200
4.50%, 10/01/39		100	100
5.00%, 10/01/39		145	149
5.00%, 10/01/39		1,199	1,231
5.00%, 10/01/39		1,494	1,534
5.00%, 10/01/39		698	716
5.00%, 11/01/39		1,595	1,637
REMIC, 1,156.50%, 06/15/21 (s) (u)		-	1
REMIC, 0.00%, 08/15/35
(0.00% until LIBOR reaches 6.50%) (i) (s) (u)		15	14
REMIC, 0.00%, 09/15/35
(0.00% until LIBOR reaches 7.00%) (i) (s) (u)		453	369
REMIC, 0.00%, 04/15/37
(0.00% until LIBOR reaches 6.75%) (i) (s) (u)		212	164
			62,557
Federal National Mortgage Association - 16.0%
Federal National Mortgage Association
5.00%, 01/01/18		560	590
5.00%, 02/01/18		610	643
5.00%, 02/01/18		383	404
5.00%, 03/01/18		771	816
5.00%, 04/01/18		599	631
5.00%, 05/01/18		644	679
5.00%, 06/01/18		535	564
5.00%, 06/01/18		742	782
5.00%, 06/01/18		738	777
5.00%, 06/01/18		692	730
5.00%, 06/01/18		746	786
5.00%, 06/01/18		634	668
5.00%, 06/01/18		571	601
5.00%, 06/01/18		638	672
4.50%, 07/01/18		213	222
4.50%, 07/01/18		282	294
4.50%, 07/01/18		257	268
5.00%, 07/01/18		552	582
4.50%, 07/01/18		313	327
4.50%, 09/01/18		301	313
4.50%, 09/01/18		194	202
4.50%, 09/01/18		470	490
4.50%, 09/01/18		468	488
4.50%, 09/01/18		221	230
4.50%, 09/01/18		226	236
4.50%, 09/01/18		206	215
5.00%, 09/01/18		480	506
5.00%, 09/01/18		751	792
4.50%, 09/01/18		262	274
5.00%, 10/01/18		490	517
5.00%, 10/01/18		686	722
5.00%, 10/01/18		526	554
4.50%, 10/10/18		217	226
4.50%, 10/10/18		232	241
4.50%, 10/10/18		176	183
5.00%, 11/01/18		558	587
5.00%, 11/01/18		683	719
5.00%, 11/01/18		537	566
5.00%, 11/01/18		769	811
5.00%, 11/01/18		583	614
5.00%, 12/01/18		494	521
5.00%, 12/01/18		461	486
5.00%, 12/01/18		250	263
5.00%, 12/01/18		515	542
5.00%, 01/01/19		813	857
5.00%, 01/01/19		606	638
5.00%, 02/01/19		585	615
6.50%, 02/01/19		2	2
5.00%, 03/01/19		703	741
5.00%, 03/01/19		537	565
5.00%, 04/01/19		540	568
5.00%, 04/01/19		504	531
5.00%, 04/01/19		544	572
5.00%, 04/01/19		509	535
4.50%, 05/01/19		241	251
4.50%, 05/01/19		91	95
4.50%, 05/01/19		266	277
4.50%, 05/01/19		236	245
4.50%, 05/01/19		242	252
4.50%, 05/01/19		199	207
4.50%, 05/01/19		195	203
4.50%, 05/01/19		295	307
4.50%, 05/01/19		256	266
4.50%, 05/01/19		234	243
4.50%, 05/01/19		334	347
4.50%, 05/01/19		341	356
4.50%, 05/01/19		239	248
5.00%, 05/01/19		602	633
6.00%, 09/01/19		1,191	1,276
0.00%, 10/09/19 (j)		350	190
6.00%, 12/01/20		1,485	1,592
4.00%, 02/01/21, TBA (g)		10,000	10,058
6.00%, 11/01/21		474	507
6.00%, 12/01/21		31	33
6.00%, 02/01/23		557	595
5.50%, 09/01/23		1,206	1,278
5.50%, 09/01/23		1,616	1,713
5.50%, 10/01/23		507	537
6.00%, 12/01/23		102	109
5.50%, 04/01/29		1	1
8.00%, 08/01/29		2	2
8.00%, 04/01/30		7	8
8.00%, 07/01/30		12	14
8.00%, 08/01/30		4	4
8.00%, 10/01/30		53	61
8.00%, 01/01/31		14	16
8.00%, 01/01/31		13	15
8.00%, 02/01/31		6	7
6.00%, 03/01/32		-	1
6.00%, 07/01/32		12	13
7.00%, 07/01/32		20	22
5.50%, 04/01/33		2,838	2,983
6.00%, 05/01/33		45	48
5.00%, 07/01/33		9	9
5.50%, 07/01/33		11	11
5.50%, 07/01/33		1,659	1,744
5.00%, 08/01/33		147	151
5.00%, 08/01/33		13	13
5.00%, 08/01/33		38	39
5.00%, 09/01/33		11	11
5.50%, 09/01/33		16	17
5.00%, 11/01/33		12	13
5.50%, 12/01/33		10	11
6.00%, 12/01/33		20	21
5.00%, 01/01/34		12	13
5.50%, 02/01/34		21	22
5.50%, 04/01/34		3	3
5.50%, 05/01/34		44	46
5.50%, 06/01/34		-	1
5.50%, 08/01/34		32	34
5.50%, 10/01/34		2	2
5.50%, 12/01/34		219	230
6.00%, 12/01/34		5	5
6.00%, 02/01/35		142	152
5.00%, 03/01/35		17	18
5.00%, 04/01/35		26	27
5.50%, 04/01/35		77	81
6.00%, 04/01/35		1,125	1,203
6.00%, 04/01/35		27	29
5.00%, 05/01/35		15	16
5.00%, 06/01/35		305	314
5.00%, 07/01/35		91	94
5.00%, 07/01/35		26	27
5.00%, 07/01/35		22	23
5.00%, 07/01/35		27	27
5.00%, 07/01/35		24	25
5.00%, 07/01/35		22	22
5.50%, 07/01/35		59	62
5.50%, 07/01/35		1	1
6.00%, 07/01/35		176	188
5.00%, 08/01/35		16	16
5.00%, 08/01/35		18	18
5.00%, 08/01/35		27	28
5.00%, 08/01/35		27	28
5.50%, 08/01/35		3	4
6.00%, 08/01/35		151	161
6.00%, 08/01/35		2	2
5.00%, 09/01/35		28	29
5.00%, 09/01/35		25	26
5.00%, 09/01/35		220	226
5.00%, 09/01/35		32	33
5.00%, 09/01/35		645	663
5.00%, 09/01/35		188	193
5.00%, 09/01/35		25	25
5.00%, 09/01/35		29	30
5.00%, 09/01/35		28	29
5.00%, 09/01/35		20	21
5.50%, 09/01/35		27	29
5.00%, 10/01/35		27	28
5.00%, 10/01/35		27	28
2.52%, 11/01/35 (i)		200	201
5.00%, 11/01/35		19	20
5.00%, 11/01/35		30	31
6.00%, 11/01/35		116	123
6.00%, 11/01/35		136	144
6.00%, 11/01/35		276	293
5.50%, 12/01/35		16	17
6.00%, 01/01/36		510	543
5.00%, 02/01/36		353	363
5.50%, 02/01/36		1	1
6.00%, 02/01/36		45	47
6.00%, 03/01/36		61	65
6.00%, 03/01/36		1	2
6.00%, 03/01/36		99	106
6.00%, 04/01/36		118	125
2.90%, 05/01/36 (i)		1,210	1,263
3.03%, 05/01/36 (i)		1,255	1,310
6.00%, 06/01/36		52	55
2.93%, 07/01/36 (i)		1,188	1,241
5.00%, 07/01/36		30	31
3.02%, 08/01/36 (i)		1,289	1,346
6.00%, 08/01/36		87	93
2.89%, 09/01/36 (i)		1,271	1,333
6.00%, 09/01/36		19	20
6.00%, 10/01/36		18	19
6.00%, 10/01/36		456	484
6.00%, 11/01/36		122	130
5.50%, 12/01/36		10	10
5.50%, 12/01/36		19	20
4.50%, 01/01/37, TBA (g)		12,000	11,978
5.50%, 01/01/37		4	4
5.50%, 02/01/37		3	4
5.50%, 02/01/37		11	12
5.50%, 02/01/37		11	12
5.50%, 03/01/37		14	15
5.50%, 03/01/37		4	5
5.50%, 03/01/37		7	8
5.50%, 03/01/37		7	8
5.50%, 03/01/37		18	19
5.50%, 03/01/37		5	5
5.50%, 04/01/37		10	10
5.50%, 04/01/37		18	19
5.50%, 04/01/37		69	73
5.50%, 04/01/37		12	13
5.50%, 04/01/37		22	23
5.50%, 04/01/37		1	1
5.50%, 04/01/37		6	6
5.50%, 05/01/37		7	7
5.50%, 05/01/37		44	47
5.50%, 05/01/37		8	8
5.50%, 06/01/37		49	51
5.50%, 06/01/37		2	2
6.00%, 06/01/37		46	49
5.50%, 07/01/37		15	16
5.50%, 07/01/37		19	20
5.50%, 07/01/37		10	11
5.50%, 08/01/37		37	39
6.00%, 08/01/37		19	21
6.00%, 08/01/37		22	23
6.00%, 08/01/37		31	33
6.00%, 09/01/37		86	91
6.00%, 10/01/37		17	18
6.00%, 10/01/37		20	21
6.00%, 10/01/37		159	169
5.50%, 11/01/37		17	18
6.00%, 11/01/37		19	20
6.00%, 11/01/37		38	40
6.00%, 11/01/37		852	904
5.50%, 12/01/37		1	1
6.00%, 12/01/37		89	95
6.00%, 12/01/37		130	138
5.50%, 02/01/38		2	3
6.00%, 02/01/38		142	151
5.50%, 03/01/38		11	12
5.50%, 03/01/38		17	17
5.50%, 03/01/38		7	7
5.50%, 03/01/38		6	6
6.00%, 03/01/38		89	94
5.50%, 04/01/38		107	112
5.50%, 04/01/38		26	27
5.50%, 04/01/38		52	55
5.50%, 05/01/38		15	15
5.50%, 05/01/38		10	10
5.50%, 05/01/38		28	30
5.50%, 05/01/38		14	14
5.50%, 05/01/38		1	1
5.50%, 05/01/38		2	3
6.00%, 05/01/38		43	46
5.50%, 06/01/38		1	1
5.50%, 06/01/38		32	33
5.50%, 06/01/38		3	3
5.50%, 06/01/38		1	1
5.50%, 06/01/38		34	36
5.50%, 06/01/38		5	6
5.50%, 06/01/38		2	2
6.00%, 06/01/38		24	26
6.00%, 06/01/38		38	40
5.50%, 07/01/38		1	1
5.50%, 07/01/38		1	1
5.50%, 07/01/38		2	2
5.50%, 07/01/38		4	4
5.50%, 07/01/38		2	2
5.50%, 07/01/38		8	8
5.50%, 07/01/38		27	28
6.00%, 07/01/38		86	91
5.50%, 08/01/38		7	7
5.50%, 08/01/38		4	4
5.50%, 08/01/38		49	51
6.00%, 08/01/38		35	37
6.00%, 08/01/38		165	175
5.50%, 09/01/38		7	7
5.50%, 09/01/38		37	38
5.50%, 09/01/38		17	17
5.50%, 09/01/38		40	41
5.50%, 09/01/38		17	18
5.50%, 10/01/38		4	4
5.50%, 10/01/38		52	54
5.50%, 10/01/38		1	1
6.00%, 10/01/38		30	31
6.00%, 10/01/38		56	59
6.00%, 11/01/38		31	33
5.50%, 12/01/38		43	45
5.50%, 12/01/38		19	20
5.50%, 12/01/38		4	4
5.50%, 12/01/38		11	12
5.50%, 12/01/38		37	39
5.50%, 12/01/38		15	16
5.50%, 01/01/39		17	18
5.50%, 01/01/39		10	10
5.50%, 01/01/39		54	57
5.50%, 01/01/39		31	33
5.50%, 01/01/39		266	278
5.50%, 01/01/39		41	43
5.50%, 01/01/39		29	30
5.50%, 01/01/39		66	69
5.50%, 01/01/39		330	346
5.50%, 01/01/39		19	20
5.00%, 02/01/39		181	186
5.00%, 02/01/39		38	39
5.00%, 02/01/39		54	55
5.00%, 02/01/39		42	44
5.50%, 02/01/39		32	34
5.50%, 02/01/39		41	43
5.50%, 02/01/39		15	16
5.50%, 02/01/39		33	35
5.50%, 02/01/39		46	48
6.00%, 02/01/39		11,473	12,170
5.00%, 03/01/39		187	192
5.00%, 03/01/39		40	41
5.50%, 03/01/39		26	27
5.50%, 03/01/39		133	139
5.50%, 03/01/39		51	53
5.00%, 04/01/39		25	25
5.00%, 04/01/39		48	49
5.50%, 04/01/39		24	25
5.00%, 05/01/39		97	100
5.00%, 05/01/39		49	50
5.00%, 05/01/39		53	54
5.00%, 05/01/39		56	58
5.00%, 05/01/39		155	159
5.00%, 05/01/39		97	100
5.00%, 05/01/39		38	39
5.00%, 05/01/39		31	32
5.00%, 05/01/39		83	85
5.00%, 05/01/39		65	67
5.00%, 05/01/39		28	28
5.00%, 05/01/39		91	93
5.00%, 05/01/39		96	99
5.00%, 05/01/39		75	77
4.50%, 06/01/39		77	77
4.50%, 06/01/39		75	75
4.50%, 06/01/39		37	37
5.00%, 06/01/39		55	57
5.00%, 06/01/39		130	134
5.00%, 06/01/39		51	53
4.50%, 07/01/39		57	57
4.50%, 07/01/39		36	36
4.50%, 07/01/39		64	64
4.50%, 07/01/39		68	68
5.00%, 07/01/39		96	98
5.00%, 07/01/39		51	52
5.00%, 07/01/39		39	40
5.00%, 07/01/39		99	101
5.00%, 07/01/39		49	51
5.00%, 07/01/39		100	102
5.00%, 07/01/39		49	50
5.00%, 07/01/39		64	66
5.00%, 07/01/39		49	51
5.00%, 07/01/39		62	64
5.00%, 07/01/39		97	100
4.50%, 08/01/39		51	51
4.50%, 08/01/39		66	66
4.50%, 08/01/39		35	35
4.50%, 08/01/39		37	37
4.50%, 08/01/39		42	42
4.50%, 08/01/39		50	50
4.50%, 08/01/39		98	97
5.00%, 08/01/39		31	32
5.00%, 08/01/39		49	51
5.00%, 08/01/39		42	43
5.00%, 08/01/39		22	23
5.00%, 08/01/39		47	48
5.00%, 08/01/39		51	53
4.50%, 09/01/39		397	396
5.00%, 09/01/39		43	44
5.00%, 09/01/39		68	70
5.00%, 09/01/39		592	609
5.00%, 09/01/39		113	116
5.00%, 09/01/39		24	24
4.50%, 10/01/39		694	694
4.50%, 10/01/39		696	696
4.50%, 10/01/39		298	298
5.00%, 10/01/39		80	82
5.00%, 10/01/39		395	406
5.00%, 10/01/39		78	80
5.00%, 10/01/39		2,090	2,147
5.00%, 10/01/39		99	102
5.00%, 10/01/39		594	611
5.00%, 10/01/39		100	102
5.00%, 10/01/39		583	599
5.00%, 10/01/39		934	960
5.00%, 10/01/39		694	713
5.00%, 11/01/39		697	716
6.00%, 12/31/49		245	261
REMIC, 10.40%, 04/25/19		1	1
REMIC, 0.00%, 05/25/35
(0.00% until LIBOR reaches 7.00%) (i) (s) (u)		95	91
REMIC, 0.00%, 09/25/36
(0.00% until LIBOR reaches 7.00%) (i) (s) (u)		159	138
REMIC, 0.68%, 02/25/37 (i)		4,795	4,696
REMIC, 1.07%, 04/25/48 (i)		4,445	4,433
REMIC, 1.17%, 07/25/48 (i)		4,890	4,887
			125,586
Government National Mortgage Association - 4.1%
Government National Mortgage Association
6.00%, 01/24/32, TBA (g)		9,000	9,509
5.50%, 01/01/34, TBA (g)		1,000	1,048
6.00%, 10/15/38		36	38
6.00%, 11/15/38		61	65
6.00%, 11/15/38		74	78
6.00%, 12/15/38		22	23
6.00%, 12/15/38		35	37
6.00%, 12/15/38		643	681
6.00%, 12/15/38		27	29
6.00%, 12/15/38		581	615
6.00%, 12/15/38		112	119
6.00%, 01/15/39		95	100
6.00%, 01/15/39		53	56
6.00%, 01/15/39		24	26
6.00%, 01/15/39		96	102
6.00%, 01/15/39		37	39
6.00%, 01/15/39		41	44
6.00%, 01/15/39		101	107
6.00%, 01/15/39		26	28
6.00%, 01/15/39		41	44
5.00%, 04/15/39		24	25
5.00%, 04/15/39		31	31
5.00%, 04/15/39		777	800
5.00%, 04/15/39		150	155
5.00%, 04/15/39		111	114
5.00%, 05/15/39		58	60
5.00%, 05/15/39		196	202
5.00%, 05/15/39		968	997
5.00%, 05/15/39		58	60
5.00%, 05/15/39		304	313
5.00%, 05/15/39		63	65
5.00%, 05/15/39		42	43
5.00%, 05/15/39		68	70
5.00%, 05/15/39		69	71
5.00%, 05/15/39		690	711
5.00%, 05/15/39		788	812
5.00%, 05/15/39		75	77
5.00%, 05/15/39		164	169
5.00%, 05/15/39		158	163
5.00%, 05/15/39		111	114
5.00%, 05/15/39		26	26
5.00%, 05/15/39		38	39
5.00%, 05/15/39		62	64
5.00%, 05/15/39		286	294
5.00%, 05/15/39		45	46
4.50%, 06/15/39		197	198
4.50%, 06/15/39		297	298
5.00%, 06/15/39		265	273
5.00%, 06/15/39		280	288
5.00%, 06/15/39		477	491
5.00%, 06/15/39		63	65
5.00%, 06/15/39		166	171
5.00%, 06/15/39		84	87
5.00%, 06/15/39		169	174
5.00%, 06/15/39		669	689
5.00%, 06/15/39		1,277	1,316
5.00%, 07/15/39		102	105
5.00%, 07/15/39		990	1,020
5.00%, 07/15/39		95	98
5.00%, 07/15/39		27	28
4.50%, 09/15/39		397	398
5.00%, 09/15/39		1,986	2,046
5.00%, 09/15/39		228	235
5.00%, 09/15/39		25	26
5.00%, 09/15/39		597	615
5.00%, 09/15/39		80	83
5.00%, 09/15/39		55	57
5.00%, 09/15/39		281	290
5.00%, 09/15/39		326	336
4.50%, 10/15/39		100	100
4.50%, 10/15/39		100	100
4.50%, 10/15/39		199	200
5.00%, 10/15/39		698	719
5.00%, 10/15/39		498	514
5.00%, 10/15/39		299	308
5.00%, 10/15/39		298	307
5.00%, 10/15/39		497	512
5.00%, 10/15/39		1,196	1,233
5.00%, 10/15/39		499	514
5.00%, 10/15/39		199	205
			32,408

Total Government and Agency Obligations (cost $358,852)			362,870

SHORT TERM INVESTMENTS - 14.4%
Mutual Funds - 10.1%
JNL Money Market Fund, 0.07% (a) (h)		79,220	79,220

Securities Lending Collateral - 4.3%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		28,509	28,509
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		5,248	5,237
			33,746

Total Short Term Investments (cost $112,977)			112,966

Total Investments - 107.6% (cost $864,408)			842,668
Total Forward Sales Commitments - (2.1%)
(proceeds $16,699)			(16,410)
Other Assets and Liabilities, Net - (5.5%)			(43,269)
Total Net Assets - 100%			$782,989

Forward Sales Commitments - 2.1%
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.1%
Federal Home Loan Mortgage Corp. - 1.3%
Federal Home Loan Mortgage Corp.,
5.00%, 01/01/34		$10,000	$10,253
Federal National Mortgage Association - 0.8%
Federal National Mortgage Association,
5.00%, 01/01/34		6,000	6,157

Total Forward Sales Commitments - 2.1%
(proceeds $16,699)			$16,410

JNL/Goldman Sachs Emerging
Markets Debt Fund
CORPORATE BONDS AND NOTES - 8.2%
FINANCIALS - 8.2%
Barclays Bank Plc Credit Linked Note (Indonesia
Government, 10.00%, 07/15/17,
Moody's rating Ba2) (f)	IDR	32,000,000	$3,669
Hongkong & Shanghai Banking Corp. Credit Linked
Note (Indonesia Government, 10.75%, 05/15/16,
Moody rating Ba2) (f)	IDR	36,000,000	4,092
HSBC Regs Credit Linked Note
(Indonesia Government, 10.00%, 07/15/17,
Moody rating Ba2) (f)	IDR	10,000,000	1,144
JPMorgan Chase & Co., 6.00%, 10/10/12 (f)	PHP	40,000	888
JPMorgan Chase Bank Credit Linked Note
(Indonesia Government, 10.00%, 07/15/17,
Moody rating Ba2) (f)		$4,580	4,719
Red Arrow International Leasing Plc,
8.38%, 06/30/12	RUB	41,672	1,351

Total Corporate Bonds and Notes (cost $14,327)			15,863

GOVERNMENT AND AGENCY OBLIGATIONS - 66.1%
GOVERNMENT SECURITIES - 66.1%
Sovereign - 66.1%
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/17	BRL	30,000	15,540
Colombia Government International Bond,
9.85%, 06/28/27	COP	13,500,000	7,663
Egypt Government Bond, 8.75%, 07/18/12	EGP	5,000	908
Hungary Government International Bond,
6.00%, 11/24/23	HUF	2,130,000	9,484
Israel Government International Bond,
7.00%, 04/29/11	ILS	12,900	3,771
Malaysian Government Bond,
3.74%, 02/27/15	MYR	28,100	8,175
Mexican Bonos
9.00%, 12/20/12	MXN	150,000	12,169
10.00%, 12/05/24	MXN	70,000	6,144
Peru Government International Bond
9.91%, 05/05/15	PEN	8,500	3,708
8.20%, 08/12/26	PEN	7,257	3,007
Poland Government Bond, 5.25%, 04/25/13	PLN	38,475	13,409
Poland Government Inflation Indexed Bond,
3.00%, 08/24/16 (r)	PLN	3,470	1,374
Republic of South Africa Government Bond,
13.50%, 09/15/15	ZAR	103,160	17,188
Republic of Turkey, 10.00%, 02/15/12	TRY	14,267	11,959
Thailand Government Bond, 3.63%, 05/22/15	THB	241,700	7,231
Turkey Government International Bond,
16.00%, 03/07/12	TRY	2,500	1,875
Uruguay Government International Inflation Index Bond
5.00%, 09/14/18 (r)	UYU	37,606	2,830
3.70%, 06/26/37 (r)	UYU	19,183	1,239

Total Government and Agency Obligations (cost $124,091)			127,674

SHORT TERM INVESTMENTS - 22.8%
Mutual Funds - 22.8%
JNL Money Market Fund, 0.07% (a) (h)		44,096	44,096

Total Short Term Investments (cost $44,096)			44,096

Total Investments - 97.1% (cost $182,514)			187,633
Other Assets and Liabilities, Net - 2.9%			5,610
Total Net Assets - 100%			$193,243

JNL/Goldman Sachs Mid Cap Value Fund
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.6%
CBS Corp. - Class B		269	$3,778
DISH Network Corp.		304	6,306
Fossil Inc. (c)		23	775
Harley-Davidson Inc.		127	3,201
J.C. Penney Co. Inc.		84	2,243
Johnson Controls Inc.		84	2,289
Liberty Media Corp. - Interactive (c)		240	2,604
Mohawk Industries Inc. (c)		24	1,129
Newell Rubbermaid Inc.		291	4,369
NVR Inc. (c)		5	3,308
Snap-On Inc.		36	1,529
Starwood Hotels & Resorts Worldwide Inc.		60	2,181
TJX Cos. Inc.		53	1,933
Urban Outfitters Inc. (c) (e)		74	2,590
			38,235
CONSUMER STAPLES - 2.8%
BJ's Wholesale Club Inc. (c) (e)		59	1,925
Clorox Co.		23	1,377
JM Smucker Co.		27	1,646
Molson Coors Brewing Co. (e)		66	2,993
			7,941
ENERGY - 11.8%
Atlas Energy Inc.		79	2,385
Concho Resources Inc. (c)		70	3,160
Core Laboratories NV (e)		15	1,743
Dril-Quip Inc. (c) (e)		70	3,974
EXCO Resources Inc.		128	2,727
Newfield Exploration Co. (c)		169	8,151
Oil States International Inc. (c)		83	3,277
Range Resources Corp.		56	2,788
Whiting Petroleum Corp. (c)		67	4,805
			33,010
FINANCIALS - 27.5%
Alexandria Real Estate Equities Inc. (e)		36	2,334
Arch Capital Group Ltd. (c) (e)		34	2,468
AvalonBay Communities Inc.		30	2,439
Boston Properties Inc.		50	3,331
Comerica Inc.		116	3,422
Digital Realty Trust Inc. (e)		48	2,413
Douglas Emmett Inc. (e)		126	1,789
Essex Property Trust Inc. (e)		26	2,174
Everest Re Group Ltd.		45	3,887
First Horizon National Corp. (c)		101	1,349
Genworth Financial Inc. - Class A (c)		176	1,997
Hartford Financial Services Group Inc.		164	3,815
Host Hotels & Resorts Inc. (c) (e)		287	3,354
Invesco Ltd.		229	5,381
Janus Capital Group Inc. (e)		139	1,869
Lincoln National Corp.		56	1,397
M&T Bank Corp. (e)		32	2,173
Marsh & McLennan Cos. Inc.		179	3,957
Marshall & Ilsley Corp.		371	2,020
Principal Financial Group Inc.		178	4,280
Progressive Corp. (c)		198	3,562
Raymond James Financial Inc. (e)		80	1,913
SLM Corp. (c)		329	3,709
SunTrust Banks Inc.		150	3,038
WR Berkley Corp.		236	5,815
XL Capital Ltd. - Class A		181	3,323
			77,209
HEALTH CARE - 5.1%
Aetna Inc.		130	4,122
Biogen Idec Inc. (c)		40	2,149
CR Bard Inc.		35	2,751
Edwards Lifesciences Corp. (c)		27	2,362
Kinetic Concepts Inc. (c)		73	2,759
			14,143
INDUSTRIALS - 8.4%
BE Aerospace Inc. (c) (e)		73	1,726
Cooper Industries Plc		45	1,900
Corrections Corp. of America (c)		93	2,287
Cummins Inc.		60	2,761
Eaton Corp.		61	3,898
Fluor Corp.		2	110
Kansas City Southern (c)		60	2,006
Parker Hannifin Corp.		52	2,790
Pentair Inc.		52	1,690
Republic Services Inc. - Class A		91	2,571
Ryder System Inc.		46	1,894
			23,633
INFORMATION TECHNOLOGY - 7.5%
Amphenol Corp. - Class A		41	1,906
CommScope Inc. (c)		162	4,307
IAC/InterActiveCorp. (c) (e)		195	3,994
Lexmark International Inc. (c)		44	1,141
ON Semiconductor Corp. (c)		314	2,765
Parametric Technology Corp. (c)		191	3,123
QLogic Corp. (c)		102	1,918
Teradyne Inc. (c) (e)		171	1,835
			20,989
MATERIALS - 8.8%
Cliffs Natural Resources Inc.		98	4,504
FMC Corp. (e)		48	2,692
Huntsman Corp.		364	4,111
International Paper Co.		119	3,198
Pactiv Corp. (c)		75	1,814
Terra Industries Inc.		40	1,278
United States Steel Corp. (e)		81	4,439
Vulcan Materials Co. (e)		51	2,683
			24,719
TELECOMMUNICATION SERVICES - 2.5%
CenturyTel Inc.		58	2,089
Clearwire Corp. (c) (e)		199	1,348
Sprint Nextel Corp. (c)		972	3,559
			6,996
UTILITIES - 8.5%
Alliant Energy Corp.		47	1,408
CMS Energy Corp. (e)		195	3,055
DPL Inc.		115	3,178
Edison International		109	3,783
FirstEnergy Corp.		44	2,026
Great Plains Energy Inc.		36	689
Northeast Utilities		30	768
NV Energy Inc.		133	1,650
Pinnacle West Capital Corp.		24	881
PPL Corp.		141	4,540
SCANA Corp.		27	1,036
Xcel Energy Inc.		44	943
			23,957

Total Common Stocks (cost $243,249)			270,832

RIGHTS - 0.0%
Clearwire Corp. (c) (e)		49	20

Total Rights (cost $0)			20
NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		398	17

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $398)			17

SHORT TERM INVESTMENTS - 14.2%
Mutual Funds - 4.3%
JNL Money Market Fund, 0.07% (a) (h)		12,147	12,147

Securities Lending Collateral - 9.9%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		21,876	21,876
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		5,796	5,784
			27,660

Total Short Term Investments (cost $39,819)			39,807

Total Investments - 110.7% (cost $283,466)			310,676
Other Assets and Liabilities, Net - (10.7%)			(29,951)
Total Net Assets - 100%			$280,725

JNL/Ivy Asset Strategy Fund
COMMON STOCKS - 72.0%
CONSUMER DISCRETIONARY - 12.3%
Belle International Holdings Ltd.		333	$386
Ctrip.com International Ltd. - ADR (c)		12	884
Hyundai Motor Co.		60	6,190
Li & Fung Ltd.		488	2,017
New Oriental Education & Technology Group - ADR (c)		13	972
Sands China Ltd. (c)		3,763	4,591
Starwood Hotels & Resorts Worldwide Inc.		53	1,931
Wynn Macau Ltd. (c)		1,008	1,241
Wynn Resorts Ltd.		104	6,059
			24,271
CONSUMER STAPLES - 2.7%
BRF - Brasil Foods SA - ADR		13	691
Hengan International Group Co. Ltd.		196	1,451
Philip Morris International Inc.		42	2,005
Reckitt Benckiser Group Plc		22	1,165
			5,312
ENERGY - 8.1%
China Petroleum & Chemical Corp.		2,094	1,845
China Shenhua Energy Co. Ltd.		481	2,335
CNOOC Ltd.		2,012	3,134
Halliburton Co.		114	3,423
Schlumberger Ltd.		36	2,346
SeaDrill Ltd.		75	1,927
Weatherford International Ltd. (c)		57	1,021
			16,031
FINANCIALS - 17.8%
Annaly Capital Management Inc.		169	2,936
Banco Santander Brasil SA - ADR		150	2,084
China Life Insurance Co. Ltd.		1,838	8,993
China Overseas Land & Investment Ltd.		544	1,140
China Resources Land Ltd.		242	545
Hong Kong Exchanges & Clearing Ltd.		174	3,099
Industrial & Commercial Bank of China		10,620	8,746
Renhe Commercial Holdings Co. Ltd.		6,374	1,442
Standard Chartered Plc		237	6,028
			35,013
HEALTH CARE - 0.5%
Vertex Pharmaceuticals Inc. (c)		22	943

INDUSTRIALS - 3.3%
A P Moller - Maersk A/S Class B		-	2,329
Alstom SA		22	1,570
China Communications Constructions Co. Ltd.		219	208
Komatsu Ltd.		112	2,335
			6,442
INFORMATION TECHNOLOGY - 19.6%
Accenture Plc		53	2,187
Acer Inc.		72	216
Apple Inc. (c)		20	4,122
Lenovo Group Ltd.		1,248	773
MediaTek Inc.		211	3,666
PMC - Sierra Inc. (c)		184	1,592
QUALCOMM Inc.		126	5,850
Redecard SA		118	1,960
Samsung Electronics Co. Ltd.		7	4,800
Taiwan Semiconductor Manufacturing Co. Ltd.		4,716	9,505
Visa Inc. - Class A		45	3,931
			38,602
MATERIALS - 6.9%
ArcelorMittal		67	3,112
Holcim Ltd.		3	202
Lafarge SA		2	191
Monsanto Co.		32	2,583
Southern Copper Corp.		74	2,419
Vale SA - ADR		48	1,393
Xstrata Plc (c)		200	3,611
			13,511
TELECOMMUNICATION SERVICES - 0.8%
MTN Group Ltd.		104	1,673

Total Common Stocks (cost $137,966)			141,798

PRECIOUS METALS - 15.3%
Gold Bullion		27,530	30,151

Total Bullion (cost $30,251)			30,151

SHORT TERM INVESTMENTS - 14.8%
Mutual Funds - 14.8%
JNL Money Market Fund, 0.07% (a) (h)		29,184	29,184

Total Short Term Investments (cost $29,184)			29,184

Total Investments - 102.1% (cost $197,401)			201,133
Other Assets and Liabilities, Net - (2.1%)			(4,156)
Total Net Assets - 100%			$196,977

JNL/JPMorgan International Value Fund
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 8.1%
Aisin Seiki Co. Ltd.		151	$4,373
Compagnie Generale des Etablissements Michelin		90	6,915
Daimler AG (e)		152	8,113
GKN Plc (c)		2,098	3,964
InterContinental Hotels Group Plc		337	4,860
Nissan Motor Co. Ltd. (c)		1,235	10,860
Sodexo SA (e)		91	5,181
			44,266
CONSUMER STAPLES - 4.7%
Anheuser-Busch InBev NV		124	6,495
Imperial Tobacco Group Plc		126	3,991
Japan Tobacco Inc.		1	2,685
Koninklijke Ahold NV		309	4,111
Unilever NV (e)		256	8,349
			25,631
ENERGY - 11.9%
BG Group Plc		313	5,662
BP Plc		1,731	16,776
Cairn Energy Plc (c)		1,131	6,076
China Petroleum & Chemical Corp.		2,478	2,183
China Shenhua Energy Co. Ltd.		1,015	4,927
OMV AG		94	4,139
Royal Dutch Shell Plc - Class A		565	17,176
Santos Ltd.		297	3,751
Total SA		74	4,804
			65,494
FINANCIALS - 27.8%
African Bank Investments Ltd.		964	3,901
Banco Bilbao Vizcaya Argentaria SA		430	7,849
Banco Santander SA		992	16,439
Barclays Plc		1,042	4,644
BNP Paribas		132	10,557
China Bank Ltd.		664	3,973
China Merchants Bank Co. Ltd. (e)		2,349	6,110
China Resources Land Ltd.		1,304	2,935
HSBC Holdings Plc		1,343	15,372
ING Groep NV (c)		1,096	10,846
KBC Groep NV (c)		99	4,304
Legal & General Group Plc		2,751	3,581
Lloyds Banking Group Plc (c)		8,019	6,564
Mitsui Fudosan Co. Ltd.		265	4,483
Muenchener Rueckversicherungs AG		72	11,171
Societe Generale - Class A		141	9,923
Sumitomo Mitsui Financial Group Inc.		226	6,499
UBS AG (c)		306	4,743
UniCredit SpA (c)		2,744	9,221
Zurich Financial Services AG		43	9,448
			152,563
HEALTH CARE - 4.4%
Bayer AG		66	5,333
GlaxoSmithKline Plc		320	6,823
Sanofi-Aventis SA		156	12,297
			24,453
INDUSTRIALS - 13.0%
Cie de Saint-Gobain		122	6,660
Cookson Group Plc (c)		511	3,481
Hamburger Hafen und Logistik AG (e)		68	2,624
Hutchison Whampoa Ltd.		773	5,288
Kubota Corp.		681	6,251
Marubeni Corp.		976	5,394
Mitsubishi Corp.		331	8,256
Mitsubishi Electric Corp. (c)		881	6,547
Mitsui & Co. Ltd.		402	5,708
Nippon Sheet Glass Co. Ltd.		370	1,061
Nippon Yusen KK		1,292	3,981
Ruukki Group Oyj (c)		743	2,282
Siemens AG (e)		106	9,797
Sumitomo Heavy Industries Ltd.		808	4,092
			71,422
INFORMATION TECHNOLOGY - 7.7%
ASML Holding NV		176	6,051
FUJIFILM Holdings Corp.		261	7,880
Fujitsu Ltd.		851	5,524
HON HAI Precision Industry Co. Ltd.		1,326	6,202
Nintendo Co. Ltd.		22	5,352
Nokia Oyj		357	4,574
Ricoh Co. Ltd. (e)		468	6,709
			42,292
MATERIALS - 6.3%
ArcelorMittal (e)		208	9,605
First Quantum Minerals Ltd.		31	2,389
Lafarge SA		75	6,233
Lanxess AG		168	6,359
Petropavlovsk Plc		160	2,645
Rhodia SA (c)		306	5,528
Sidenor Steel Production & Manufacturing Co. SA (c)		315	2,039
			34,798
TELECOMMUNICATION SERVICES - 6.1%
BT Group Plc		1,879	4,097
Cable & Wireless Plc		1,305	2,981
Koninklijke KPN NV		488	8,286
Telekomunikasi Indonesia Tbk PT		3,371	3,356
Vodafone Group Plc		6,497	15,077
			33,797
UTILITIES - 7.0%
Centrica Plc		1,335	6,060
GDF Suez (e)		277	12,039
National Grid Plc		808	8,860
Perusahaan Gas Negara PT		7,784	3,216
Snam Rete Gas SpA		1,698	8,453
			38,628

Total Common Stocks (cost $509,229)			533,344

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1713	73

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,713)			73

SHORT TERM INVESTMENTS - 7.5%
Mutual Funds - 2.6%
JNL Money Market Fund, 0.07% (a) (h)		14,166	14,166

Securities Lending Collateral - 4.9%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		15,172	15,172
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		11,514	11,490
			26,662

Total Short Term Investments (cost $40,852)			40,828

Total Investments - 104.5% (cost $551,794)			574,245
Other Assets and Liabilities, Net - (4.5%) (o)			(24,555)
Total Net Assets - 100%			$549,690

JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 19.4%
Amazon.com Inc. (c)	11	$1,520
Bed Bath & Beyond Inc. (c)	48	1,839
Carmax Inc. (c)	48	1,171
Chico's FAS Inc. (c)	85	1,193
Chipotle Mexican Grill Inc. - Class A (c)	8	670
Dick's Sporting Goods Inc. (c)	67	1,666
Discovery Communications Inc. - Class A (c)	40	1,230
Education Management Corp. (c)	89	1,957
Gentex Corp.	104	1,852
Harley-Davidson Inc.	44	1,116
J Crew Group Inc. (c) (e)	35	1,575
Kohl's Corp. (c)	22	1,186
Lamar Advertising Co. (c)	54	1,688
Nordstrom Inc.	42	1,578
Penn National Gaming Inc. (c)	39	1,063
Phillips-Van Heusen Corp.	22	883
Royal Caribbean Cruises Ltd. (c) (e)	76	1,926
Sherwin-Williams Co.	29	1,813
Staples Inc. (e)	55	1,352
Starwood Hotels & Resorts Worldwide Inc.	49	1,774
VF Corp.	20	1,428
Williams-Sonoma Inc.	63	1,318
		31,798
CONSUMER STAPLES - 1.2%
Avon Products Inc.	43	1,367
Whole Foods Market Inc. (c)	22	609
		1,976
ENERGY - 5.6%
Cabot Oil & Gas Corp. - Class A	38	1,637
Cameron International Corp. (c)	42	1,740
Forest Oil Corp. (c) (e)	60	1,346
Noble Energy Inc.	15	1,090
Oceaneering International Inc. (c)	19	1,115
Southwestern Energy Co. (c)	45	2,158
		9,086
FINANCIALS - 9.9%
ACE Ltd.	32	1,623
Apollo Global Management LLC (c) (f) (s) (u)	73	440
BB&T Corp. (e)	49	1,230
BlackRock Inc. (e)	6	1,370
BOK Financial Corp. (e)	24	1,121
HCC Insurance Holdings Inc. (e)	41	1,147
IntercontinentalExchange Inc. (c)	8	876
Moody's Corp. (e)	52	1,388
MSCI Inc. (c)	43	1,358
Northern Trust Corp.	26	1,370
Och-Ziff Capital Management Group LLC	87	1,189
T. Rowe Price Group Inc.	33	1,770
TD Ameritrade Holding Corp. (c)	71	1,381
		16,263
HEALTH CARE - 13.3%
Alexion Pharmaceuticals Inc. (c)	23	1,108
BioMarin Pharmaceutical Inc. (c) (e)	66	1,247
Biovail Corp.	77	1,072
Brookdale Senior Living Inc. (c)	65	1,188
Cerner Corp. (c) (e)	15	1,217
Covance Inc. (c)	28	1,528
DaVita Inc. (c)	27	1,562
DENTSPLY International Inc. (e)	34	1,213
Express Scripts Inc. (c)	24	2,049
Humana Inc. (c) (e)	31	1,365
Illumina Inc. (c) (e)	26	806
Life Technologies Corp. (c)	14	726
Myriad Genetics Inc. (c)	35	919
UnitedHealth Group Inc.	92	2,801
VCA Antech Inc. (c)	69	1,722
Zimmer Holdings Inc. (c)	21	1,266
		21,789
INDUSTRIALS - 17.6%
AECOM Technology Corp. (c)	50	1,367
Canadian National Railway Co.	28	1,506
Carlisle Cos. Inc.	37	1,271
Corrections Corp. of America (c)	69	1,691
Cummins Inc.	27	1,258
Delta Air Lines Inc. (c)	165	1,882
First Solar Inc. (c) (e)	5	639
FTI Consulting Inc. (c)	28	1,311
Goodrich Corp.	20	1,285
Landstar System Inc.	50	1,919
Lennox International Inc.	43	1,663
McDermott International Inc. (c)	52	1,252
Precision Castparts Corp.	21	2,349
Robert Half International Inc.	37	989
Roper Industries Inc. (e)	36	1,910
Stericycle Inc. (c)	27	1,476
Wabtec Corp. (e)	35	1,421
Waste Connections Inc. (c)	49	1,644
WW Grainger Inc.	21	2,004
		28,837
INFORMATION TECHNOLOGY - 26.8%
Alliance Data Systems Corp. (c) (e)	24	1,550
Amdocs Ltd. (c)	127	3,627
Amphenol Corp. - Class A	55	2,529
Ansys Inc. (c) (e)	35	1,527
Broadcom Corp. - Class A (c)	50	1,585
Cadence Design Systems Inc. (c)	206	1,235
Cognizant Technology Solutions Corp. (c)	69	3,117
CommScope Inc. (c)	45	1,191
Concur Technologies Inc. (c) (e)	36	1,539
Dolby Laboratories Inc. - Class A (c)	23	1,098
Equinix Inc. (c) (e)	19	1,996
F5 Networks Inc. (c)	33	1,759
Hewitt Associates Inc. - Class A (c)	29	1,217
Lam Research Corp. (c)	34	1,317
Marvell Technology Group Ltd. (c)	140	2,903
MasterCard Inc.	7	1,897
MEMC Electronic Materials Inc. (c)	83	1,125
Microchip Technology Inc. (e)	39	1,119
Micros Systems Inc. (c)	27	835
NetApp Inc. (c)	66	2,266
Nuance Communications Inc. (c)	83	1,286
Salesforce.com Inc. (c) (e)	17	1,269
Sybase Inc. (c)	38	1,645
Tyco Electronics Ltd.	57	1,407
Varian Semiconductor Equipment Associates Inc. (c)	34	1,220
Western Union Co.	81	1,522
		43,781
MATERIALS - 2.2%
Freeport-McMoRan Copper & Gold Inc.	12	980
Grief Inc.	28	1,517
Praxair Inc. (e)	14	1,148
		3,645
TELECOMMUNICATION SERVICES - 1.0%
tw telecom inc. (c)	92	1,577

Total Common Stocks (cost $136,129)		158,752

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$456	19

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $456)		19

SHORT TERM INVESTMENTS - 14.7%
Mutual Funds - 3.2%
JNL Money Market Fund, 0.07% (a) (h)	5,286	5,286

Securities Lending Collateral - 11.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	13,130	13,130
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	5,718	5,706
		18,836

Total Short Term Investments (cost $24,134)		24,122

Total Investments - 111.7% (cost $160,719)		182,893
Other Assets and Liabilities, Net - (11.7%)		(19,089)
Total Net Assets - 100%		$163,804

JNL/JPMorgan U.S. Government &
Quality Bond Fund
NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 3.5%
ACE Securities Corp. REMIC, 0.36%, 02/25/31 (i)	$526	$394
Banc of America Commercial Mortgage Inc. REMIC,
6.62%, 03/11/32 (i) (t) (u)	2,084	2,299
Commercial Mortgage Pass-Through Certificates REMIC,
5.45%, 07/16/34 (t) (u)	3,433	3,530
CompuCredit Acquired Portfolio Voltage Master Trust,
0.40%, 09/15/18 (f) (i) (t) (u)	674	506
Conseco Financial Corp. REMIC, 7.07%, 01/15/29	203	204
Countrywide Alternative Loan Trust REMIC
0.44%, 07/20/46 (i)	1,291	561
0.43%, 12/20/46 (i)	1,519	743
Countrywide Home Equity Loan Trust, 0.52%, 02/15/34 (i)	696	302
IndyMac Seconds Asset Backed Trust REMIC,
0.36%, 06/25/36 (i) (u)	1,008	96
LB-UBS Commercial Mortgage Trust REMIC,
5.35%, 11/15/38	2,520	2,310
MASTR Adjustable Rate Mortgages Trust REMIC,
4.03%, 02/25/34 (i)	817	699
Morgan Stanley Mortgage Loan Trust REMIC,
3.39%, 10/25/34 (i)	662	546
Nomura Asset Acceptance Corp. REMIC,
6.50%, 03/25/34 (t) (v)	5,163	4,961
Provident Funding Mortgage Loan Trust REMIC,
3.90%, 10/25/35 (i)	588	526
SACO I Inc. REMIC, 0.36%, 06/25/36 (i) (u)	605	107
Sigma Finance, Inc. (d) (f) (u)	2,177	93
Structured Asset Mortgage Investments Inc. REMIC,
0.44%, 08/25/36 (i)	1,638	792
Superior Wholesale Inventory Financing Trust,
0.33%, 01/15/12 (i)	1,800	1,800
Vendee Mortgage Trust REMIC, 6.75%, 02/15/31	3,084	3,145
Wells Fargo Mortgage Backed Securities Trust REMIC,
6.00%, 06/25/37	1,126	928

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $31,771)		24,542

CORPORATE BONDS AND NOTES - 1.0%
FINANCIALS - 1.0%
General Electric Capital Corp., 3.00%, 12/09/11	2,500	2,577
Morgan Stanley, 3.25%, 12/01/11	2,500	2,593
Wells Fargo & Co., 3.00%, 12/09/11 (e)	1,525	1,574

Total Corporate Bonds and Notes (cost $6,519)		6,744

GOVERNMENT AND AGENCY OBLIGATIONS - 92.0%
GOVERNMENT SECURITIES - 27.7%
Sovereign - 1.9%
Financing Corp. Fico, 0.00%, 04/05/19 (j)	5,000	3,236
Israel Government AID Bond, 0.00%, 11/01/21 (j)	10,000	5,563
Tennessee Valley Authority Generic Strip,
0.00%, 01/15/21 (j)	7,368	4,225
		13,024
Treasury Inflation Index Securities - 5.7%
U.S. Treasury Inflation Indexed Note
2.38%, 04/15/11 (r)	3,136	3,543
2.50%, 07/15/16 (r)	2,290	2,658
1.38%, 07/15/18 (r)	22,148	25,113
2.00%, 01/15/26 (r)	4,963	5,666
2.38%, 01/15/27 (r)	1,996	2,267
		39,247
U.S. Treasury Securities - 20.1%
Residual Funding, Interest Only Strip,
2.90%, 10/15/19	3,800	2,438
U.S. Treasury Bond
8.88%, 08/15/17	8,000	10,905
0.00%, 08/15/21 (j)	25,000	14,918
5.25%, 11/15/28	20,000	21,672
5.25%, 02/15/29	10,000	10,834
5.38%, 02/15/31 (e)	13,000	14,365
U.S. Treasury Note
4.63%, 02/15/17 (e)	22,000	23,755
4.75%, 08/15/17	15,000	16,276
3.38%, 11/15/19 (e)	25,000	24,047
		139,210
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 64.3%
Federal Farm Credit Bank - 1.1%
Federal Farm Credit Bank, 5.75%, 12/07/28	7,000	7,667

Federal Home Loan Bank - 2.2%
Federal Home Loan Bank
4.88%, 05/17/17 (e)	10,000	10,693
5.25%, 12/11/20	4,500	4,758
		15,451
Federal Home Loan Mortgage Corp. - 24.2%
Federal Home Loan Mortgage Corp.
7.00%, 07/01/11	1	1
6.50%, 08/01/13	8	8
8.00%, 07/01/20	23	25
6.00%, 11/01/28	296	318
7.00%, 04/01/29	68	75
7.00%, 10/01/31	3	3
7.00%, 11/01/31	4	4
7.00%, 02/01/32	74	82
7.00%, 03/01/32	74	81
7.00%, 04/01/32	48	53
7.00%, 04/01/32	8	9
7.00%, 06/01/32	8	9
7.00%, 06/01/32	4	4
7.00%, 08/01/32	4	5
5.00%, 08/01/33	1,232	1,269
5.00%, 12/01/34	4,915	5,055
5.21%, 12/01/35 (i)	6,927	7,263
5.82%, 01/01/37 (i)	1,733	1,832
REMIC, 5.00%, 10/15/17	3,908	4,125
REMIC, 5.00%, 12/15/17	7,000	7,428
REMIC, 5.00%, 01/15/18	3,500	3,708
REMIC, 5.00%, 02/15/18	10,000	10,582
REMIC, 5.00%, 03/15/18	4,000	4,243
REMIC, 4.50%, 06/15/18	1,870	1,956
REMIC, 4.50%, 08/15/19	3,400	3,509
REMIC, 4.50%, 10/15/19	10,466	10,744
REMIC, 4.50%, 02/15/20	2,500	2,572
REMIC, 4.50%, 09/15/20	5,365	5,441
REMIC, 5.00%, 07/15/23	6,887	7,024
REMIC, 5.50%, 01/15/27	7,000	7,180
REMIC, 5.00%, 03/15/31	864	95
REMIC, 4.50%, 04/15/32	183	176
REMIC, 5.00%, 12/15/32	3,500	3,621
REMIC, 5.50%, 01/15/33	7,617	8,004
REMIC, 5.00%, 07/15/33	3,000	3,045
REMIC, 5.00%, 08/15/33	7,000	7,192
REMIC, 5.00%, 09/15/33	8,240	8,474
REMIC, 4.50%, 04/15/34	10,773	10,910
REMIC, 5.00%, 05/15/34	3,890	4,000
REMIC, 5.00%, 06/15/34	3,848	4,024
REMIC, 5.50%, 06/15/34	10,000	10,447
REMIC, 4.50%, 07/15/34	2,460	2,544
REMIC, 5.50%, 10/15/34	4,000	4,187
REMIC, 5.00%, 02/15/35	5,000	5,008
REMIC, 5.50%, 07/15/35	6,580	6,851
REMIC, 5.50%, 07/15/36	4,383	4,531
		167,717
Federal National Mortgage Association - 28.1%
Federal National Mortgage Association
12.00%, 01/01/16	27	31
12.00%, 01/15/16	-	1
12.50%, 01/15/16	5	6
5.00%, 02/01/19	526	554
0.00%, 10/09/19 (j)	10,000	5,430
10.50%, 08/01/20	4	5
0.00%, 11/15/20 (j)	9,000	5,241
6.50%, 03/01/26	3	4
7.00%, 05/01/26	8	8
7.00%, 12/01/28	4	4
7.00%, 12/01/28	4	5
7.00%, 03/01/29	6	7
8.00%, 07/01/29	1	1
8.00%, 11/01/29	18	20
8.00%, 12/01/29	17	19
7.00%, 01/01/30	24	27
8.00%, 01/01/30	26	29
8.00%, 02/01/30	6	7
8.00%, 05/01/30	1	1
8.00%, 10/01/30	22	26
8.00%, 01/01/31	61	70
8.00%, 01/01/31	3	4
6.00%, 02/01/31	208	223
7.50%, 02/01/31	37	42
8.00%, 02/01/31	11	12
8.00%, 02/01/31	14	16
8.00%, 03/01/31	9	10
8.00%, 03/01/31	4	4
8.00%, 03/01/31	4	4
6.00%, 01/01/33	748	800
5.50%, 02/01/35	8,943	9,400
6.00%, 06/01/35	149	159
5.00%, 09/01/35	156	160
5.00%, 09/01/35	142	146
6.00%, 10/01/35	283	301
6.00%, 10/01/35	565	601
6.00%, 10/01/35	37	39
6.00%, 11/01/35	58	61
6.00%, 11/01/35	460	490
6.00%, 11/01/35	778	828
5.00%, 12/01/35	446	459
5.50%, 01/01/36	3,032	3,187
6.00%, 02/01/36	335	356
6.50%, 02/01/36	335	360
6.50%, 02/01/36	948	1,018
6.50%, 02/01/36	419	450
5.00%, 03/01/36	10,903	11,210
6.00%, 03/01/36	112	119
6.00%, 03/01/36	327	348
6.00%, 03/01/36	453	481
6.50%, 03/01/36	2,048	2,198
5.50%, 04/01/36	50	53
5.50%, 04/01/36	556	583
5.50%, 04/01/36	27	28
5.50%, 04/01/36	128	134
5.50%, 04/01/36	29	31
5.50%, 04/01/36	210	220
5.50%, 04/01/36	136	143
5.50%, 04/01/36	442	464
5.50%, 04/01/36	177	186
5.50%, 04/01/36	197	206
6.00%, 04/01/36	83	88
6.00%, 04/01/36	338	359
6.00%, 04/01/36	609	647
5.50%, 05/01/36	240	252
5.50%, 05/01/36	242	254
5.50%, 05/01/36	110	115
5.50%, 05/01/36	25	26
5.50%, 05/01/36	59	62
5.50%, 05/01/36	169	177
5.50%, 05/01/36	153	160
5.50%, 05/01/36	272	285
5.50%, 05/01/36	438	459
5.50%, 05/01/36	705	739
5.50%, 05/01/36	158	166
5.50%, 05/01/36	70	74
5.50%, 05/01/36	436	457
5.50%, 05/01/36	350	367
5.50%, 05/01/36	21	22
5.50%, 05/01/36	200	209
6.00%, 05/01/36	113	120
5.50%, 06/01/36	77	81
5.50%, 06/01/36	57	60
5.50%, 06/01/36	181	190
5.50%, 06/01/36	507	532
5.50%, 06/01/36	19	20
5.50%, 06/01/36	18	19
5.50%, 06/01/36	294	308
5.50%, 06/01/36	126	132
5.50%, 06/01/36	164	172
5.50%, 06/01/36	623	653
5.50%, 06/01/36	337	353
6.00%, 06/01/36	194	206
6.00%, 06/01/36	214	227
6.00%, 06/01/36	239	254
6.00%, 06/01/36	528	560
6.00%, 06/01/36	364	387
6.00%, 06/01/36	206	219
5.50%, 07/01/36	441	463
5.50%, 07/01/36	500	525
5.50%, 07/01/36	315	331
5.50%, 07/01/36	91	95
5.50%, 07/01/36	99	104
6.00%, 07/01/36	3,075	3,266
6.00%, 07/01/36	206	218
6.00%, 07/01/36	280	298
6.00%, 07/01/36	273	290
6.00%, 07/01/36	22,894	24,268
5.50%, 08/01/36	348	364
5.50%, 08/01/36	11	11
6.00%, 08/01/36	150	160
6.00%, 08/01/36	199	212
6.00%, 08/01/36	327	347
6.00%, 08/01/36	233	247
6.00%, 09/01/36	246	261
6.00%, 09/01/36	132	141
5.50%, 10/01/36	2,371	2,486
6.00%, 12/01/36	305	324
REMIC, 5.00%, 05/25/18	9,880	10,461
REMIC, 4.00%, 01/25/19	3,000	3,117
REMIC, 5.00%, 12/25/22	11,111	11,428
REMIC, 4.50%, 04/25/23	6,712	6,827
REMIC, 4.50%, 05/01/23	7,460	5,927
REMIC, 4.50%, 07/25/23	11,114	11,416
REMIC, 5.00%, 04/25/32	7,500	7,801
REMIC, 4.50%, 12/25/32	5,000	5,107
REMIC, 3.50%, 07/25/33	2,949	2,959
REMIC, 5.50%, 12/25/34	2,765	2,922
REMIC, 5.50%, 02/25/35	8,790	9,149
REMIC, 5.50%, 07/25/35	3,881	4,103
REMIC, 5.50%, 11/25/35	2,025	2,080
REMIC, 7.50%, 12/25/41	11,135	12,555
REMIC, 4.68%, 06/25/43	8,671	8,524
		195,228
Government National Mortgage Association - 8.7%
Government National Mortgage Association
13.50%, 07/15/10	5	5
6.50%, 06/20/28	1,976	2,135
6.00%, 04/15/29	3	4
6.00%, 05/15/32	2	2
6.00%, 07/15/32	1	1
5.50%, 03/20/33	3,024	3,115
6.00%, 01/15/34	22	23
6.00%, 01/15/34	19	20
6.00%, 06/15/34	5	5
6.00%, 09/15/34	35	37
6.00%, 09/15/34	109	116
6.00%, 09/15/34	615	655
6.00%, 04/15/35	220	234
6.00%, 04/15/35	510	542
6.00%, 05/15/35	509	540
6.00%, 05/15/35	16	17
6.00%, 06/15/35	20	21
6.00%, 07/15/35	522	554
6.00%, 07/15/35	637	675
6.00%, 01/15/36	1,362	1,444
4.50%, 06/20/39	10,000	9,591
REMIC, 6.50%, 06/16/31	3,514	3,816
REMIC, 5.00%, 09/20/32	7,000	7,300
REMIC, 5.50%, 09/20/33	5,636	5,959
REMIC, 6.00%, 12/16/33	2,864	2,908
REMIC, 5.50%, 12/20/34	10,000	10,553
REMIC, 5.00%, 11/20/36	3,926	4,081
REMIC, 5.50%, 01/20/37	4,816	4,998
REMIC, Interest Only, 6.50%, 11/20/34	883	69
REMIC, Interest Only, 6.17%, 05/16/38 (i)	10,151	1,041
		60,461

Total Government and Agency Obligations (cost $617,034)		638,005

SHORT TERM INVESTMENTS - 13.3%
Mutual Funds - 2.9%
JNL Money Market Fund, 0.07% (a) (h)	19,879	19,879

Securities Lending Collateral - 10.4%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	28,994	28,994
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	43,317	43,226
		72,220

Total Short Term Investments (cost $92,190)		92,099

Total Investments - 109.8% (cost $747,514)		761,390
Other Assets and Liabilities, Net - (9.8%)		(67,809)
Total Net Assets - 100%		$693,581

JNL/Lazard Emerging Markets Fund
COMMON STOCKS - 90.8%
CONSUMER DISCRETIONARY - 5.4%
Delek Automotive Systems Ltd.	430	$4,804
Desarrolladora Homex SAB de CV - ADR (c) (e)	184	6,189
Grupo Televisa SA - ADR	518	10,745
Truworths International Ltd.	1,188	7,033
Woongjin Coway Co. Ltd.	331	10,935
		39,706
CONSUMER STAPLES - 13.5%
British American Tobacco Plc	324	4,047
Eastern Tobacco	172	3,566
Fomento Economico Mexicano SAB de CV - ADR	223	10,673
Hite Brewery Co. Ltd.	41	6,025
Indofood Sukses Makmur Tbk	4,568	1,716
Kimberly-Clark de Mexico SAB de CV	906	4,066
KT&G Corp.	228	12,592
Magnit OAO - GDR (c) (f)	373	5,840
Massmart Holdings Ltd.	637	7,736
Natura Cosmeticos SA	436	9,078
Oriflame Cosmetics SA (e)	93	5,552
Shoprite Holdings Ltd.	608	5,389
Souza Cruz SA	377	12,475
Tiger Brands Ltd.	474	11,009
		99,764
ENERGY - 5.0%
Banpu Public Co. Ltd.	418	7,242
LUKOIL OAO - ADR	337	19,330
Oil & Gas Development Co. Ltd.	442	579
Pakistan Petroleum Ltd.	2,106	4,734
PT Tambang Batubara Bukit Asam Tbk	2,911	5,301
		37,186
FINANCIALS - 22.3%
Akbank T.A.S.	2,169	13,746
Banco do Brasil SA	1,359	23,151
Bank Mandiri Persero Tbk PT	19,002	9,366
Bank of India	440	3,619
Commercial International Bank	675	6,726
Kasikornbank Public Co. Ltd.	2,079	5,418
Nedbank Group Ltd.	1,003	16,900
Punjab National Bank Ltd.	719	13,973
Sanlam Ltd.	6,247	19,299
Shinhan Financial Group Co. Ltd. (c)	450	16,645
Standard Bank Group Ltd.	971	13,453
Turkiye Is Bankasi SA	5,168	21,735
		164,031
INDUSTRIALS - 6.3%
Cia de Concessoes Rodoviarias	377	8,629
KOC Holding AS	2,784	8,228
Murray & Roberts Holdings Ltd.	1,692	10,677
Orascom Construction Industries	277	12,605
PLUS Expressways Bhd	190	181
United Tractors Tbk PT	3,519	5,764
		46,084
INFORMATION TECHNOLOGY - 16.6%
Advanced Semiconductor Engineering Inc.	6,314	5,667
Cielo SA	2,477	21,794
HON HAI Precision Industry Co. Ltd. - GDR	1,278	12,263
HTC Corp.	731	8,376
Infosys Technologies Ltd. - ADR (e)	109	6,008
Netease.com - ADR (c) (e)	292	10,963
NHN Corp. (c)	75	12,410
Redecard SA	1,437	23,900
Samsung Electronics Co. Ltd.	14	9,864
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	957	10,948
		122,193
MATERIALS - 9.6%
First Quantum Minerals Ltd.	120	9,218
Grupo Mexico SAB de CV	2,754	6,299
Israel Chemicals Ltd. (e)	1,054	13,910
Jindal Steel & Power Ltd.	487	7,332
Kumba Iron Ore Ltd.	302	12,502
Pretoria Portland Cement Co. Ltd.	1,763	8,317
Shougang Concord International Enterprises Co. Ltd.	23,798	5,904
Uralkali - GDR	349	7,325
		70,807
TELECOMMUNICATION SERVICES - 11.3%
America Movil SAB de CV - ADR	313	14,700
Cellcom Israel Ltd.	121	3,889
Egyptian Co. for Mobile Services	121	5,291
Mobile Telesystems - ADR	311	15,180
Philippine Long Distance Telephone Co. - ADR	325	18,389
PT Telekomunikasi Indonesia - ADR	337	13,458
Turkcell Iletisim Hizmet AS	1,765	12,468
		83,375
UTILITIES - 0.8%
Companhia Energetica de Minas Gerais - ADR (e)	320	5,772

Total Common Stocks (cost $559,598)		668,918

PREFERRED STOCKS - 3.4%
MATERIALS - 2.6%
Fertilizantes Fosfatados SA	312	2,954
Usinas Siderurgicas de Minas Gerais SA - Class A	560	15,869
		18,823
UTILITIES - 0.8%
AES Tiete SA	147	1,692
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	210	4,152
		5,844

Total Preferred Stocks (cost $21,087)		24,667

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$782	33

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $782)		33

SHORT TERM INVESTMENTS - 9.1%
Mutual Funds - 6.2%
JNL Money Market Fund, 0.07% (a) (h)	46,043	46,043

Securities Lending Collateral - 2.9%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	10,096	10,096
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	10,966	10,943
		21,039

Total Short Term Investments (cost $67,105)		67,082

Total Investments - 103.3% (cost $648,572)		760,700
Other Assets and Liabilities, Net - (3.3%)		(24,063)
Total Net Assets - 100%		$736,637

JNL/Lazard Mid Cap Equity Fund
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 17.0%
American Eagle Outfitters Inc.	108	$1,830
Apollo Group Inc. - Class A (c)	15	878
AutoZone Inc. (c)	13	1,992
Burger King Holdings Inc.	179	3,368
Cablevision Systems Corp. - Class A	51	1,325
Family Dollar Stores Inc.	142	3,949
Genuine Parts Co.	86	3,257
J.C. Penney Co. Inc. (e)	119	3,177
Mattel Inc.	263	5,245
Viacom Inc. - Class B (c)	102	3,041
		28,062
CONSUMER STAPLES - 6.2%
Avon Products Inc.	33	1,024
Campbell Soup Co.	29	984
McCormick & Co. Inc.	83	2,999
Molson Coors Brewing Co. (e)	77	3,459
Ralcorp Holdings Inc. (c)	28	1,642
		10,108
ENERGY - 7.8%
Holly Corp. (e)	125	3,191
Massey Energy Co.	32	1,344
Patterson-UTI Energy Inc.	84	1,294
Smith International Inc.	30	823
Tidewater Inc.	53	2,537
Valero Energy Corp.	57	960
Williams Cos. Inc.	131	2,764
		12,913
FINANCIALS - 14.0%
Ameriprise Financial Inc.	96	3,716
City National Corp. (e)	62	2,836
Fifth Third Bancorp	109	1,064
Hudson City Bancorp Inc. (e)	105	1,436
Marsh & McLennan Cos. Inc.	37	819
Northern Trust Corp.	42	2,180
NYSE Euronext	33	827
PartnerRe Ltd.	21	1,583
Public Storage	24	1,979
RenaissanceRe Holdings Ltd.	46	2,445
St. Joe Co. (c) (e)	74	2,135
UDR Inc.	129	2,114
		23,134
HEALTH CARE - 11.9%
CareFusion Corp. (c)	98	2,446
Hospira Inc. (c)	43	2,208
Life Technologies Corp. (c)	46	2,428
Omnicare Inc.	98	2,359
Talecris Biotherapeutics Holdings Corp. (c)	153	3,403
Teleflex Inc.	39	2,112
Warner Chilcott Plc (c)	81	2,298
Zimmer Holdings Inc. (c)	38	2,270
		19,524
INDUSTRIALS - 11.7%
Corrections Corp. of America (c)	125	3,061
Covanta Holding Corp. (c)	139	2,516
Dover Corp.	94	3,924
Foster Wheeler AG (c)	49	1,448
Parker Hannifin Corp.	45	2,403
Republic Services Inc. - Class A	126	3,564
Spirit Aerosystems Holdings Inc. (c)	118	2,349
		19,265
INFORMATION TECHNOLOGY - 15.4%
Agilent Technologies Inc. (c) (e)	38	1,178
Analog Devices Inc.	53	1,667
BMC Software Inc. (c)	55	2,197
DST Systems Inc. (c)	45	1,968
Fidelity National Information Services Inc.	104	2,445
Ingram Micro Inc. - Class A (c)	206	3,597
Intuit Inc. (c)	80	2,457
Juniper Networks Inc. (c) (e)	40	1,061
NetApp Inc. (c)	51	1,747
NeuStar Inc. - Class A (c)	72	1,657
Symantec Corp. (c)	189	3,372
VeriSign Inc. (c)	87	2,111
		25,457
MATERIALS - 9.7%
Air Products & Chemicals Inc.	34	2,732
Ball Corp.	113	5,827
Cliffs Natural Resources Inc.	45	2,079
Compass Minerals International Inc. (e)	34	2,291
Packaging Corp. of America	65	1,491
RPM International Inc.	79	1,608
		16,028
UTILITIES - 3.6%
American Electric Power Co. Inc.	97	3,385
Energen Corp.	53	2,494
		5,879

Total Common Stocks (cost $145,153)		160,370

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$525	22

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $525)		22

SHORT TERM INVESTMENTS - 10.0%
Mutual Funds - 2.8%
JNL Money Market Fund, 0.07% (a) (h)	4,587	4,587

Securities Lending Collateral - 7.2%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	6,110	6,110
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	5,875	5,862
		11,972

Total Short Term Investments (cost $16,572)		16,559

Total Investments - 107.3% (cost $162,250)		176,951
Other Assets and Liabilities, Net - (7.3%)		(12,054)
Total Net Assets - 100%		$164,897

JNL/M&G Global Basics Fund
COMMON STOCKS - 93.7%
CONSUMER DISCRETIONARY - 7.6%
Compagnie des Alpes (e)	7	$282
Eastman Kodak Co. (c) (e)	12	49
Hongkong & Shanghai Hotels	449	655
Starbucks Corp. (c)	32	729
Yum! Brands Inc.	15	532
		2,247
CONSUMER STAPLES - 22.6%
Agrana Beteiligungs AG (u)	8	732
Baron de Ley SA (c) (u)	4	171
Colgate-Palmolive Co.	11	904
Constellation Brands Inc. - Class A (c)	55	878
Corn Products International Inc.	15	427
Elders Ltd. (c)	19	27
Elizabeth Arden Inc. (c)	14	205
Foster's Group Ltd.	65	319
Kerry Group Plc	26	761
Petra Foods Ltd. (u)	5	4
Pilgrim's Pride Corp. (c)	9	77
PZ Cussons Plc	108	469
Unilever Plc	38	1,236
Wimm-Bill-Dann Foods OJSC - ADR (c)	23	548
		6,758
ENERGY - 6.0%
Alliance Resource Partners LP	7	317
Aquila Resources Ltd. (c)	10	101
Chevron Corp.	1	73
Tap Oil Ltd. (c)	15	15
Tullow Oil Plc	61	1,290
		1,796
FINANCIALS - 2.0%
AMMB Holdings Bhd	354	515
Australia & New Zealand Banking Group Ltd.	4	88
		603
HEALTH CARE - 4.8%
Ansell Ltd.	83	806
Dentsply International Inc.	16	566
Genus Plc	7	72
		1,444
INDUSTRIALS - 15.6%
Acuity Brands Inc. (e)	11	399
Aggreko Plc	30	448
DP World Ltd.	98	42
European Aeronautic Defence & Space Co. NV	39	784
Fraser and Neave Ltd.	316	941
G4S Plc	26	109
Noble Group Ltd. (e)	345	792
QinetiQ Group Plc	186	487
Tianjin Development Holdings	30	22
United Technologies Corp.	4	305
Wienerberger AG (c)	18	338
		4,667
MATERIALS - 35.1%
Aber Diamond Corp. (c)	14	132
AMCOL International Corp.	13	375
Arkema SA	15	569
BHP Billiton Ltd.	15	584
Eramet (e)	4	1,136
Iluka Resources Ltd. (c)	162	517
Imerys SA	18	1,068
Johnson Matthey Plc	39	953
K+S AG (e)	5	283
Lonmin Plc (c)	42	1,329
Minerals Technologies Inc.	5	254
Panoramic Resources Ltd.	40	82
Petropavlovsk Plc	9	147
Resolute Mining Ltd. (c)	34	32
Schnitzer Steel Industries Inc. - Class A	5	258
Scotts Miracle-Gro Co.	15	582
Sherritt International Corp.	67	420
Sims Metal Management Ltd.	59	1,152
St. Barbara Ltd. (c)	112	30
Symrise AG	26	566
		10,469

Total Common Stocks (cost $23,774)		27,984

PREFERRED STOCKS - 0.1%
INDUSTRIALS - 0.1%
Villeroy & Boch AG	5	43

Total Preferred Stocks (cost $42)		43

SHORT TERM INVESTMENTS - 9.1%
Mutual Funds - 3.7%
JNL Money Market Fund, 0.07% (a) (h)	1,114	1,114

Securities Lending Collateral - 5.4%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	1,607	1,607

Total Short Term Investments (cost $2,721)		2,721

Total Investments - 102.9% (cost $26,537)		30,748
Other Assets and Liabilities, Net - (2.9%)		(880)
Total Net Assets - 100%		$29,868

JNL/M&G Global Leaders Fund
COMMON STOCKS - 91.8%
CONSUMER DISCRETIONARY - 5.3%
H&R Block Inc.	13	$290
Home Depot Inc.	10	301
Macy's Inc.	10	164
Whirlpool Corp.	2	177
		932
CONSUMER STAPLES - 8.7%
Carrefour SA	6	278
Heineken Holding NV	6	257
Heineken NV	2	89
Kerry Group Plc	11	324
Lawson Inc.	7	323
Metro AG	4	249
		1,520
ENERGY - 10.9%
Anadarko Petroleum Corp.	5	287
BP Plc	33	318
Forest Oil Corp. (c)	10	220
Hess Corp.	4	248
Marathon Oil Corp.	7	206
Mariner Energy Inc. (c)	12	138
Noble Corp.	4	175
TransCanada Corp. (e)	9	307
		1,899
FINANCIALS - 14.7%
China Citic Bank (e)	212	179
Credit Suisse Group AG	5	271
HSBC Holdings Plc	34	394
GAM Holding Ltd.	16	200
ING Groep NV (c)	32	320
JPMorgan Chase & Co.	9	391
State Bank of India Ltd.	2	205
Unum Group	11	219
Wells Fargo & Co.	14	375
		2,554
HEALTH CARE - 10.6%
Astellas Pharma Inc.	10	366
AstraZeneca Plc	5	225
Daiichi Sankyo Co. Ltd.	13	273
Kobayashi Pharmaceutical Co. Ltd.	5	188
Merck & Co. Inc.	11	392
Pfizer Inc.	22	397
		1,841
INDUSTRIALS - 15.2%
A P Moller - Maersk A/S Class B	-	247
AGCO Corp. (c) (e)	8	249
Hutchison Whampoa Ltd.	40	274
Kennametal Inc.	7	174
Nexans SA (e)	2	192
Norfolk Southern Corp.	6	289
Shanghai Industrial Holdings Ltd.	37	188
Siemens AG	3	236
Smiths Group Plc	15	240
Spirit Aerosystems Holdings Inc. (c)	10	193
Tianjin Development Holdings	176	131
Timken Co.	10	242
		2,655
INFORMATION TECHNOLOGY - 15.6%
eBay Inc. (c)	12	290
Google Inc. - Class A (c)	-	272
Ingram Micro Inc. - Class A (c)	14	239
Konica Minolta Holdings Inc.	25	253
Marvell Technology Group Ltd. (c)	12	245
Microsoft Corp.	16	472
Parametric Technology Corp. (c) (e)	14	224
SAP AG	4	206
Yahoo! Inc. (c)	15	243
Yokogawa Electric Corp. (e)	31	275
		2,719
MATERIALS - 5.2%
Anglo American Plc (c)	6	262
Boral Ltd.	11	58
Koninklijke DSM NV	7	342
ThyssenKrupp AG	6	245
		907
TELECOMMUNICATION SERVICES - 3.6%
SK Telecom Co. Ltd. - ADR (e)	16	254
Vodafone Group Plc	162	377
		631
UTILITIES - 2.0%
E.ON AG	7	285
EDP - Energias do Brasil SA	3	58
		343

Total Common Stocks (cost $13,730)		16,001
PREFERRED STOCKS - 2.1%
INFORMATION TECHNOLOGY - 2.1%
Samsung Electronics Co. Ltd.	1	360

Total Preferred Stocks (cost $232)		360

SHORT TERM INVESTMENTS - 8.5%
Mutual Funds - 4.8%
JNL Money Market Fund, 0.07% (a) (h)	846	846

Securities Lending Collateral - 3.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	637	637

Total Short Term Investments (cost $1,483)		1,483

Total Investments - 102.4% (cost $15,445)		17,844
Other Assets and Liabilities, Net - (2.4%)		(416)
Total Net Assets - 100%		$17,428

JNL/Mellon Capital Management
10 X 10 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond
Index Fund (2.1%) (a)	1,448	$16,493
JNL/Mellon Capital Management
International Index Fund (2.8%) (a)	1,694	20,164
JNL/Mellon Capital Management JNL 5 Fund (2.8%) (a)	12,771	96,805
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (4.6%) (a)	1,927	21,529
JNL/Mellon Capital Management S&P 500
Index Fund (2.2%) (a)	2,095	19,647
JNL/Mellon Capital Management Small Cap
Index Fund (4.2%) (a)	1,979	19,866

Total Investment Funds (cost $202,536)		194,504

Total Investments - 100.0% (cost $202,536)		194,504
Other Assets and Liabilities, Net - 0.0%		(10)
Total Net Assets - 100%		$194,494

JNL/Mellon Capital Management
Index 5 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/Mellon Capital Management Bond
Index Fund (4.4%) (a)	3,038	$34,600
JNL/Mellon Capital Management International
Index Fund (5.9%) (a)	3,555	42,300
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (9.6%) (a)	4,043	45,166
JNL/Mellon Capital Management S&P 500
Index Fund (4.6%) (a)	4,394	41,218
JNL/Mellon Capital Management Small Cap
Index Fund (8.9%) (a)	4,151	41,678

Total Investment Funds (cost $190,895)		204,962

Total Investments - 100.0% (cost $190,895)		204,962
Other Assets and Liabilities, Net - 0.0%		(11)
Total Net Assets - 100%		$204,951

JNL/Mellon Capital Management
European 30 Fund
COMMON STOCKS - 97.5%
CONSUMER STAPLES - 6.2%
Heineken Holding NV	11	$469
Tate & Lyle Plc	51	358
		827
ENERGY - 13.5%
BP Plc	51	491
ENI SpA	17	427
Royal Dutch Shell Plc - Class B	15	431
Total SA	7	462
		1,811
FINANCIALS - 22.6%
Banco Bilbao Vizcaya Argentaria SA	24	442
Banco de Sabadell SA	52	290
DnB NOR ASA (c)	57	623
Erste Group Bank AG	9	319
Hannover Rueckversicherung AG (c)	12	548
ING Groep NV (c)	18	178
KBC Groep NV (c)	5	214
Lloyds Banking Group Plc (c)	88	72
Zurich Financial Services AG	2	337
		3,023
HEALTH CARE - 10.0%
AstraZeneca Plc	9	421
Roche Holding AG	3	425
Sanofi-Aventis SA	6	484
		1,330
INDUSTRIALS - 5.2%
Metso Oyj	20	700

MATERIALS - 19.5%
Antofagasta Plc	69	1,110
BHP Billiton Plc	20	655
Lafarge SA	4	355
SSAB Svenskt Stal AB - Class A	29	491
		2,611
TELECOMMUNICATION SERVICES - 15.2%
BT Group Plc	141	307
France Telecom SA	14	358
Mobistar SA	5	368
Portugal Telecom SGPS SA	43	522
Swisscom AG	1	470
		2,025
UTILITIES - 5.3%
Enel SpA	50	291
RWE AG	4	417
		708

Total Common Stocks (cost $11,967)		13,035

INVESTMENT FUNDS - 2.1%
Vanguard European ETF	6	275

Total Investment Funds (cost $277)		275

SHORT TERM INVESTMENTS - 2.0%
Mutual Funds - 2.0%
JNL Money Market Fund, 0.07% (a) (h)	268	268

Total Short Term Investments (cost $268)		268

Total Investments - 101.6% (cost $12,512)		13,578
Other Assets and Liabilities, Net - (1.6%)		(212)
Total Net Assets - 100%		$13,366

JNL/Mellon Capital Management
Pacific Rim 30 Fund
COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 11.9%
Jardine Cycle & Carriage Ltd.	50	$955
Tabcorp Holdings Ltd.	86	536
Yue Yuen Industrial Holdings Ltd.	181	523
		2,014
CONSUMER STAPLES - 3.8%
Metcash Ltd.	157	629

ENERGY - 2.9%
Caltex Australia Ltd. (c)	58	483

FINANCIALS - 15.1%
Australia & New Zealand Banking Group Ltd.	38	772
Hang Seng Bank Ltd.	33	478
United Overseas Bank Ltd.	44	613
Westpac Banking Corp.	30	670
		2,533
HEALTH CARE - 4.9%
Astellas Pharma Inc.	11	418
Daiichi Sankyo Co. Ltd.	19	397
		815
INDUSTRIALS - 25.0%
Central Japan Railway Co.	-	355
Daiwa House Industry Co. Ltd.	58	624
East Japan Railway Co.	6	405
Kamigumi Co. Ltd.	65	474
Nippon Express Co. Ltd.	119	492
SembCorp Industries Ltd.	267	698
Toll Holdings Ltd. (e)	102	797
West Japan Railway Co.	-	342
		4,187
MATERIALS - 23.7%
Amcor Ltd. (e)	99	549
BHP Billiton Ltd.	20	768
Kansai Paint Co. Ltd. (e)	77	646
Rio Tinto Ltd.	7	463
Sims Metal Management Ltd.	23	443
Taiyo Nippon Sanso Corp.	61	649
Tokuyama Corp.	81	453
		3,971
TELECOMMUNICATION SERVICES - 5.2%
KDDI Corp.	-	440
NTT DoCoMo Inc.	-	436
		876
UTILITIES - 5.4%
Hokuriku Electric Power Co.	20	439
Tokyo Gas Co. Ltd.	115	459
		898

Total Common Stocks (cost $14,841)		16,406

INVESTMENT FUNDS - 1.5%
Vanguard Pacific VIPERs	5	257

Total Investment Funds (cost $260)		257

SHORT TERM INVESTMENTS - 6.0%
Mutual Funds - 2.2%
JNL Money Market Fund, 0.07% (a) (h)	367	367

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	644	644

Total Short Term Investments (cost $1,011)		1,011

Total Investments - 105.4% (cost $16,112)		17,674
Other Assets and Liabilities, Net - (5.4%)		(913)
Total Net Assets - 100%		$16,761

JNL/Mellon Capital Management
S&P 500 Index Fund * (y)
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 9.3%
Amazon.com Inc. (c)	30	$3,995
Comcast Corp. - Class A	252	4,256
Home Depot Inc.	150	4,349
McDonald’s Corp.	95	5,960
Walt Disney Co. (e)	170	5,491
Other Securities		60,741
		84,792
CONSUMER STAPLES - 11.0%
Altria Group Inc.	183	3,596
Coca-Cola Co.	205	11,675
Colgate-Palmolive Co.	44	3,611
CVS Caremark Corp.	125	4,021
Kraft Foods Inc. - Class A	131	3,549
PepsiCo Inc.	138	8,386
Philip Morris International Inc.	169	8,120
Procter & Gamble Co.	258	15,658
Wal-Mart Stores Inc.	189	10,087
Other Securities		31,131
		99,834
ENERGY - 11.1%
Chevron Corp.	177	13,653
ConocoPhillips	131	6,698
Exxon Mobil Corp.	420	28,633
Occidental Petroleum Corp.	72	5,837
Schlumberger Ltd.	106	6,908
Other Securities		39,282
		101,011
FINANCIALS - 13.9%
American Express Co.	105	4,260
Bank of America Corp.	878	13,226
Bank of New York Mellon Corp. (a)	108	3,008
Citigroup Inc.	1,698	5,620
Goldman Sachs Group Inc.	46	7,701
JPMorgan Chase & Co.	348	14,513
Morgan Stanley	120	3,557
U.S. Bancorp	169	3,806
Wells Fargo & Co.	450	12,141
Other Securities		58,327
		126,159
HEALTH CARE - 12.2%
Abbott Laboratories	137	7,383
Amgen Inc. (c)	89	5,062
Bristol-Myers Squibb Co.	153	3,872
Johnson & Johnson	244	15,708
Medtronic Inc.	98	4,303
Merck & Co. Inc.	270	9,865
Pfizer Inc.	713	12,975
Other Securities		51,996
		111,164
INDUSTRIALS - 9.8%
3M Co.	62	5,154
General Electric Co.	941	14,239
United Parcel Service Inc. - Class B	88	5,035
United Technologies Corp.	83	5,754
Other Securities		59,461
		89,643
INFORMATION TECHNOLOGY - 19.1%
Apple Inc. (c)	80	16,783
Cisco Systems Inc. (c)	509	12,175
Google Inc. - Class A (c)	21	13,213
Hewlett-Packard Co.	210	10,796
Intel Corp.	488	9,965
International Business Machines Corp.	116	15,198
Microsoft Corp.	683	20,824
Oracle Corp.	346	8,482
QUALCOMM Inc.	148	6,829
Other Securities		60,042
		174,307
MATERIALS - 3.5%
Monsanto Co.	48	3,939
Other Securities		27,714
		31,653
TELECOMMUNICATION SERVICES - 3.0%
AT&T Inc.	522	14,621
Verizon Communications Inc.	251	8,319
Other Securities		4,826
		27,766
UTILITIES - 3.6%
Other Securities		32,717

Total Common Stocks (cost $858,465)		879,046

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities		39

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $743)		39

SHORT TERM INVESTMENTS - 7.2%
Mutual Funds - 3.2%
JNL Money Market Fund, 0.07% (a) (h)	29,658	29,658

Securities Lending Collateral - 3.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	17,730	17,730
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	15,587	15,555
		33,285
U.S. Treasury Securities - 0.3%
Other Securities		2,890

Total Short Term Investments (cost $65,866)		65,833

Total Investments - 103.7% (cost $925,074)		944,918
Other Assets and Liabilities, Net - (3.7%)		(33,640)
Total Net Assets - 100%		$911,278

JNL/Mellon Capital Management
S&P 400 MidCap Index Fund * (y)
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 13.7%
Advance Auto Parts Inc. (e)	49	$1,986
BorgWarner Inc.	61	2,010
Carmax Inc. (c) (e)	115	2,786
Dollar Tree Inc. (c)	46	2,209
NVR Inc. (c)	3	2,188
Urban Outfitters Inc. (c)	67	2,350
Other Securities		51,585
		65,114
CONSUMER STAPLES - 3.9%
Church & Dwight Co. Inc.	36	2,204
Energizer Holdings Inc. (c)	36	2,215
Other Securities		14,305
		18,724
ENERGY - 6.7%
Arch Coal Inc. (e)	84	1,874
Cimarex Energy Co.	43	2,292
Helmerich & Payne Inc.	55	2,181
Newfield Exploration Co. (c)	69	3,318
Plains Exploration & Production Co. (c)	72	1,997
Pride International Inc. (c)	90	2,884
Other Securities		17,369
		31,915
FINANCIALS - 18.9%
AMB Property Corp. (e)	76	1,938
Eaton Vance Corp.	61	1,852
Everest Re Group Ltd.	31	2,680
Federal Realty Investment Trust (e)	32	2,148
Liberty Property Trust	58	1,869
Nationwide Health Properties Inc.	58	2,046
New York Community Bancorp Inc. (e)	215	3,123
SL Green Realty Corp. (e)	40	2,011
Other Securities		71,931
		89,598
HEALTH CARE - 12.0%
Beckman Coulter Inc.	36	2,351
Cerner Corp. (c) (e)	35	2,893
Edwards Lifesciences Corp. (c)	29	2,545
Henry Schein Inc. (c) (e)	47	2,466
Hologic Inc. (c)	134	1,939
ResMed Inc. (c) (e)	39	2,031
Vertex Pharmaceuticals Inc. (c) (e)	100	4,273
Other Securities		38,419
		56,917
INDUSTRIALS - 14.4%
AMETEK Inc.	56	2,137
Bucyrus International Inc. - Class A	39	2,195
Joy Global Inc.	53	2,734
Manpower Inc.	41	2,219
URS Corp. (c)	44	1,937
Other Securities		57,003
		68,225
INFORMATION TECHNOLOGY - 15.0%
Ansys Inc. (c)	46	1,998
Avnet Inc. (c)	78	2,364
Cree Inc. (c)	54	3,025
Equinix Inc. (c) (e)	20	2,144
F5 Networks Inc. (c)	41	2,177
Global Payments Inc.	42	2,262
Lam Research Corp. (c)	66	2,585
Lender Processing Services Inc.	50	2,019
Other Securities		52,351
		70,925
MATERIALS - 6.3%
Lubrizol Corp.	35	2,580
Martin Marietta Materials Inc. (e)	23	2,068
Steel Dynamics Inc.	112	1,981
Other Securities		23,081
		29,710
TELECOMMUNICATION SERVICES - 0.9%
Other Securities		3,953

UTILITIES - 6.6%
MDU Resources Group Inc.	97	2,296
National Fuel Gas Co.	42	2,088
NSTAR	55	2,037
OGE Energy Corp.	50	1,852
Oneok Inc.	55	2,436
Other Securities		20,806
		31,515

Total Common Stocks (cost $488,407)		466,596

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities		94

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,206)		94

SHORT TERM INVESTMENTS - 16.1%
Mutual Funds - 1.5%
JNL Money Market Fund, 0.07% (a) (h)	7,170	7,170

Securities Lending Collateral - 14.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	45,205	45,205
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	23,499	23,450
		68,655
U.S. Treasury Securities - 0.1%
Other Securities		710

Total Short Term Investments (cost $76,584)		76,535

Total Investments - 114.5% (cost $567,197)		543,225
Other Assets and Liabilities, Net - (14.5%)		(68,905)
Total Net Assets - 100%		$474,320

JNL/Mellon Capital Management
Small Cap Index Fund * (y)
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 13.4%
Bally Technologies Inc. (c)	27	$1,123
J Crew Group Inc. (c) (e)	25	1,123
Tempur-Pedic International Inc. (c)	38	888
Tractor Supply Co. (c) (e)	18	952
Tupperware Brands Corp.	31	1,453
Warnaco Group Inc. (c)	23	966
Other Securities		57,317
		63,822
CONSUMER STAPLES - 3.3%
Chattem Inc. (c)	9	882
Other Securities		15,001
		15,883
ENERGY - 4.9%
Arena Resources Inc. (c) (e)	19	827
Atlas Energy Inc.	32	953
Other Securities		21,957
		23,737
FINANCIALS - 19.5%
Assured Guaranty Ltd. (e)	59	1,275
E*Trade Financial Corp. (c)	750	1,312
FirstMerit Corp. (e)	41	833
Highwoods Properties Inc. (e)	35	1,181
MFA Financial Inc.	140	1,029
National Retail Properties Inc. (e)	40	850
Platinum Underwriters Holdings Ltd.	26	980
ProAssurance Corp. (c) (e)	17	890
Prosperity Bancshares Inc. (e)	23	934
Stifel Financial Corp. (c) (e)	15	892
Other Securities		82,108
		92,284
HEALTH CARE - 13.6%
Human Genome Sciences Inc. (c) (e)	88	2,689
Onyx Pharmaceuticals Inc. (c) (e)	31	907
Owens & Minor Inc. (e)	21	895
Other Securities		59,796
		64,287
INDUSTRIALS - 15.3%
American Superconductor Corp. (c)	21	865
CLARCOR Inc.	26	828
EMCOR Group Inc. (c) (e)	33	888
GrafTech International Ltd. (c)	60	937
Nordson Corp.	17	1,028
Regal-Beloit Corp.	18	931
Tetra Tech Inc. (c)	30	820
UAL Corp. (c) (e)	80	1,032
Watson Wyatt Worldwide Inc.	21	1,013
Other Securities		64,247
		72,589
INFORMATION TECHNOLOGY - 17.9%
3Com Corp. (c)	194	1,451
Atheros Communications Inc. (c) (e)	32	1,094
Concur Technologies Inc. (c) (e)	20	853
Informatica Corp. (c) (e)	44	1,127
Jack Henry & Associates Inc.	42	968
Palm Inc. (c) (e)	83	829
Parametric Technology Corp. (c) (e)	58	947
Polycom Inc. (c) (e)	42	1,047
Skyworks Solutions Inc. (c) (e)	84	1,189
Solera Holdings Inc. (e)	35	1,249
TIBCO Software Inc. (c)	88	847
Other Securities		73,199
		84,800
MATERIALS - 4.6%
Domtar Corp. (c) (e)	20	1,132
Rock-Tenn Co. - Class A	19	968
WR Grace & Co. (c) (e)	36	916
Other Securities		18,762
		21,778
TELECOMMUNICATION SERVICES - 1.0%
Other Securities		4,542

UTILITIES - 3.2%
Cleco Corp.	30	828
Nicor Inc.	23	953
Piedmont Natural Gas Co. Inc. (e)	37	984
WGL Holdings Inc. (e)	25	842
Other Securities		11,376
		14,983

Total Common Stocks (cost $462,764)		458,705

RIGHTS - 0.0%
Other Securities		3

Total Rights (cost $0)		3

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities		112

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,096)		112

SHORT TERM INVESTMENTS - 23.4%
Mutual Funds - 3.1%
JNL Money Market Fund, 0.07% (a) (h)	14,720	14,720

Securities Lending Collateral - 20.1%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	62,694	62,694
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	32,507	32,439
		95,133
U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 0.22%, 03/11/10 (o)	$1,155	1,155

Total Short Term Investments (cost $111,076)		111,008

Total Investments - 120.1% (cost $575,936)		569,828
Other Assets and Liabilities, Net - (20.1%)		(95,463)
Total Net Assets - 100%		$474,365

JNL/Mellon Capital Management
International Index Fund * (y)
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 9.4%
Daimler AG	64	$3,421
Honda Motor Co. Ltd.	117	3,978
Toyota Motor Corp.	208	8,765
Other Securities		53,602
		69,766
CONSUMER STAPLES - 9.7%
British American Tobacco Plc	142	4,614
Diageo Plc	178	3,109
Nestle SA	246	11,935
Tesco Plc	563	3,893
Unilever NV (e)	116	3,776
Other Securities		44,679
		72,006
ENERGY - 8.2%
BG Group Plc	239	4,323
BP Plc	1,328	12,872
ENI SpA	185	4,719
Royal Dutch Shell Plc - Class A	251	7,641
Royal Dutch Shell Plc - Class B	191	5,595
Total SA	150	9,669
Other Securities		15,595
		60,414
FINANCIALS - 24.8%
Allianz SE	32	4,022
Australia & New Zealand Banking Group Ltd.	178	3,629
Banco Bilbao Vizcaya Argentaria SA	253	4,615
Banco Santander SA	578	9,581
Barclays Plc	810	3,611
BNP Paribas	67	5,388
Commonwealth Bank of Australia	108	5,268
Credit Suisse Group AG	80	3,957
HSBC Holdings Plc	1,229	14,063
Mitsubishi UFJ Financial Group Inc.	890	4,386
Mitsubishi UFJ Lease & Finance Co. Ltd. (e)	4	114
National Australia Bank Ltd.	149	3,636
Prudential plc (a)	180	1,858
Societe Generale - Class A	45	3,137
Standard Chartered Plc	143	3,630
UBS AG (c)	253	3,922
UniCredit SpA (c)	1,012	3,400
Westpac Banking Corp.	209	4,720
Other Securities		100,349
		183,286
HEALTH CARE - 8.1%
AstraZeneca Plc	103	4,833
Bayer AG	59	4,712
GlaxoSmithKline Plc	368	7,839
Novartis AG	150	8,177
Roche Holding AG	50	8,471
Sanofi-Aventis SA	75	5,898
Other Securities		20,381
		60,311
INDUSTRIALS - 10.8%
ABB Ltd.	157	3,025
Siemens AG	58	5,378
Other Securities		71,808
		80,211
INFORMATION TECHNOLOGY - 4.7%
Canon Inc.	76	3,226
Nokia Oyj (e)	266	3,404
Other Securities		28,004
		34,634
MATERIALS - 10.2%
Anglo American Plc (c)	93	4,092
BASF SE	65	4,066
BHP Billiton Ltd.	238	9,116
BHP Billiton Plc	157	5,046
Rio Tinto Ltd.	31	2,073
Rio Tinto Plc	97	5,326
Other Securities		45,452
		75,171
TELECOMMUNICATION SERVICES - 5.6%
France Telecom SA	132	3,293
Telefonica SA	300	8,408
Vodafone Group Plc	3,728	8,651
Other Securities		21,328
		41,680
UTILITIES - 5.7%
E.ON AG	135	5,656
GDF Suez (e)	88	3,834
RWE AG	30	2,902
Other Securities		29,666
		42,058

Total Common Stocks (cost $728,105)		719,537

PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Other Securities		1,193
CONSUMER STAPLES - 0.1%
Other Securities		800
HEALTH CARE - 0.1%
Other Securities		399
INDUSTRIALS - 0.0%
Other Securities		261
TELECOMMUNICATION SERVICES - 0.1%
Other Securities		458
UTILITIES - 0.0%
RWE AG	3	251

Total Preferred Stocks (cost $3,490)		3,362

RIGHTS - 0.0%
Other Securities		-

Total Rights (cost $0)		-

WARRANTS - 0.0%
Other Securities		5

Total Warrants (cost $0)		5

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities		73

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,711)		73

SHORT TERM INVESTMENTS - 6.1%
Mutual Funds - 2.1%
JNL Money Market Fund, 0.07% (a) (h)	15,534	15,534

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	11,595	11,595
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	17,155	17,119
		28,714
U.S. Treasury Securities - 0.2%
Other Securities		1,135

Total Short Term Investments (cost $45,419)		45,383

Total Investments - 103.8% (cost $778,725)		768,360
Other Assets and Liabilities, Net - (3.8%)		(28,321)
Total Net Assets - 100%		$740,039

JNL/Mellon Capital Management
Bond Index Fund
NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 3.4%
Banc of America Commercial Mortgage Inc.
REMIC, 5.12%, 07/11/43	$150	$155
REMIC, 5.74%, 05/10/45 (i)	1,500	1,474
REMIC, 5.77%, 05/10/45 (i)	550	439
REMIC, 4.89%, 07/10/45	370	371
REMIC, 5.45%, 01/15/49	200	196
REMIC, 5.45%, 01/15/49	1,500	1,323
REMIC, 5.48%, 01/15/49 (i)	350	245
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.72%, 06/11/40 (i)	300	273
REMIC, 5.21%, 02/11/44	260	263
Capital Auto Receivables Asset Trust, 5.21%, 03/17/14	500	524
Capital One Multi-Asset Execution Trust, 4.70%, 06/15/15	1,000	1,057
Chase Issuance Trust, 4.65%, 12/17/12	95	98
Citigroup Commercial Mortgage Trust REMIC,
5.25%, 04/15/40 (i)	250	251
Citigroup/Deutsche Bank Commercial Mortgage Trust
REMIC, 5.62%, 10/15/48	250	238
REMIC, 5.65%, 10/15/48	500	388
Credit Suisse First Boston Mortgage Securities
Corp., 4.94%, 12/15/35	700	718
Credit Suisse Mortgage Capital Certificates
REMIC, 5.66%, 03/15/39 (i)	1,500	1,295
REMIC, 5.38%, 02/15/40	250	202
REMIC, 5.45%, 01/15/49 (i)	500	511
CS First Boston Mortgage Securities Corp.
REMIC, 5.42%, 05/15/36 (i)	350	347
REMIC, 4.83%, 04/15/37	680	655
REMIC, 5.01%, 02/15/38 (i)	800	785
REMIC, 5.10%, 08/15/38 (i)	350	343
GE Capital Commercial Mortgage Corp., 6.07%, 06/10/38	750	786
GE Capital Commercial Mortgage Corp.
REMIC, 5.33%, 11/10/45 (i)	200	163
Greenwich Capital Commercial Funding Corp.
REMIC, 4.57%, 08/10/42	500	490
GS Mortgage Securities Corp. II
REMIC, 5.56%, 11/10/39	400	350
REMIC, 5.81%, 08/10/45 (e) (i)	850	730
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 5.82%, 05/12/34	84	87
REMIC, 4.45%, 01/12/38	400	403
REMIC, 4.88%, 01/12/38 (i)	500	502
REMIC, 4.77%, 03/12/39	500	503
REMIC, 5.38%, 06/12/41 (i)	850	856
REMIC, 4.74%, 07/15/42	500	478
REMIC, 4.98%, 07/15/42 (i)	125	59
REMIC, 4.94%, 08/15/42 (i)	278	264
REMIC, 5.42%, 01/15/49	250	211
REMIC, 5.75%, 02/12/49 (i)	200	175
REMIC, 5.79%, 02/12/51 (i)	521	454
LB-UBS Commercial Mortgage Trust
REMIC, 3.85%, 05/15/27	213	212
REMIC, 3.97%, 03/15/29	250	244
REMIC, 5.59%, 06/15/31	75	78
REMIC, 4.17%, 05/15/32	165	163
REMIC, 5.42%, 02/15/40	330	273
Merrill Lynch Countrywide Commercial Mortgage Trust,
5.75%, 06/12/50 (i)	1,782	1,700
Merrill Lynch Mortgage Trust REMIC, 5.74%, 08/12/43 (i)	250	232
Merrill Lynch/Countrywide Commercial Mortgage Trust
REMIC, 5.46%, 02/12/39 (i)	250	250
REMIC, 5.41%, 07/12/46 (i)	200	182
REMIC, 5.17%, 12/12/49	200	177
Morgan Stanley Capital I
REMIC, 5.63%, 06/12/12 (i)	400	404
REMIC, 5.63%, 03/12/17 (i)	400	322
REMIC, 4.80%, 01/13/41	250	244
REMIC, 5.33%, 11/12/41	250	235
REMIC, 5.77%, 10/15/42 (i)	270	267
Sigma Finance, Inc. (d) (f) (u)	2,182	93
Wachovia Bank Commercial Mortgage Trust REMIC
4.44%, 11/15/34	61	62
5.22%, 01/15/41	100	98
5.24%, 07/15/41 (i)	250	248
4.89%, 10/15/41	200	123
4.90%, 10/15/41 (i)	500	400
5.12%, 07/15/42 (i)	410	396
5.25%, 12/15/43	500	483
5.34%, 12/15/43	200	155
5.35%, 12/15/44 (i)	200	151
5.42%, 01/15/45 (i)	350	335
5.99%, 06/15/45 (i)	500	301
5.57%, 10/15/48	250	231
		26,721
Total Non-U.S. Government Agency
Asset-Backed Securities (cost $29,722)		26,721

CORPORATE BONDS AND NOTES - 21.8%
CONSUMER DISCRETIONARY - 1.3%
CBS Corp., 7.88%, 07/30/30	125	135
Comcast Cable Communications Holdings Inc.
8.38%, 03/15/13	357	412
9.46%, 11/15/22	500	643
Comcast Corp.
5.30%, 01/15/14	500	534
6.50%, 01/15/15	50	56
5.65%, 06/15/35	100	93
6.50%, 11/15/35	100	104
6.95%, 08/15/37	100	109
COX Communications Inc., 5.45%, 12/15/14	150	161
Daimler Finance North America LLC
7.75%, 01/18/11	250	266
6.50%, 11/15/13	100	110
8.50%, 01/18/31 (e)	50	61
Fortune Brands Inc., 5.38%, 01/15/16	250	249
Grupo Televisa SA, 6.63%, 03/18/25	100	99
Historic TW Inc., 6.63%, 05/15/29	100	104
Home Depot Inc.
5.25%, 12/16/13	250	268
5.88%, 12/16/36	250	241
Johnson Controls Inc., 5.50%, 01/15/16	250	254
Lowe's Cos. Inc., 5.50%, 10/15/35	150	147
McDonald's Corp., 5.35%, 03/01/18	300	322
News America Inc.
5.30%, 12/15/14	175	189
6.20%, 12/15/34	50	50
6.40%, 12/15/35	100	103
6.65%, 11/15/37	500	528
Omnicom Group Inc., 5.90%, 04/15/16	250	266
Target Corp.
5.88%, 07/15/16	250	275
7.00%, 07/15/31	100	112
6.50%, 10/15/37	300	329
Thomson Reuters Corp., 6.50%, 07/15/18	500	565
Time Warner Cable Inc.
6.20%, 07/01/13	700	769
5.85%, 05/01/17	150	158
8.75%, 02/14/19	169	206
6.55%, 05/01/37	250	255
Time Warner Inc.
6.75%, 04/15/11	250	265
5.88%, 11/15/16 (e)	350	378
7.63%, 04/15/31	250	290
Viacom Inc.
6.25%, 04/30/16	250	272
5.63%, 09/15/19 (e)	500	522
Walt Disney Co., 7.00%, 03/01/32	50	59
Yum! Brands Inc., 8.88%, 04/15/11	50	54
		10,013
CONSUMER STAPLES - 1.5%
Altria Group Inc.
8.50%, 11/10/13 (e)	500	578
9.70%, 11/10/18	500	618
Anheuser-Busch Cos. Inc., 5.05%, 10/15/16	100	102
Anheuser-Busch InBev Worldwide Inc.,
5.38%, 01/15/20 (t) (v)	400	408
Archer-Daniels-Midland Co., 5.45%, 03/15/18	350	373
Bunge Ltd. Finance Corp., 5.35%, 04/15/14	75	77
Coca-Cola Co., 5.75%, 03/15/11	250	265
Coca-Cola Enterprises Inc.
7.13%, 08/01/17	100	115
8.50%, 02/01/22	250	321
ConAgra Foods Inc., 7.00%, 04/15/19	300	340
CVS Caremark Corp.
5.75%, 08/15/11	350	373
6.13%, 08/15/16 (e)	250	269
5.75%, 06/01/17	500	528
Diageo Capital Plc, 7.38%, 01/15/14	395	457
Diageo Investment Corp., 8.00%, 09/15/22	100	123
General Mills Inc.
6.00%, 02/15/12	100	108
5.65%, 09/10/12	500	544
Kimberly-Clark Corp., 5.63%, 02/15/12	250	269
Kraft Foods Inc.
5.25%, 10/01/13	400	423
6.50%, 11/01/31	100	100
7.00%, 08/11/37	100	107
6.88%, 02/01/38	150	157
Kroger Co.
5.50%, 02/01/13	100	107
7.50%, 04/01/31	150	175
Lorillard Tobacco Co., 8.13%, 06/23/19	500	550
Pepsi Bottling Group Inc., 7.00%, 03/01/29	75	88
PepsiCo Inc.
5.15%, 05/15/12	300	323
7.90%, 11/01/18	250	307
Philip Morris International Inc.
6.88%, 03/17/14	500	567
5.65%, 05/16/18	250	263
Procter & Gamble Co.
4.95%, 08/15/14	150	163
5.55%, 03/05/37	100	103
Reynolds American Inc., 7.63%, 06/01/16	250	273
Safeway Inc., 5.80%, 08/15/12	100	108
Sara Lee Corp., 6.25%, 09/15/11	75	80
Walgreen Co., 4.88%, 08/01/13	700	752
Wal-Mart Stores Inc.
4.55%, 05/01/13	100	107
5.80%, 02/15/18	350	388
7.55%, 02/15/30	300	372
6.20%, 04/15/38	300	331
		11,712
ENERGY - 2.1%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	100	113
Anadarko Petroleum Corp.
5.95%, 09/15/16	100	108
8.70%, 03/15/19 (e)	500	622
6.45%, 09/15/36	150	157
Apache Corp., 5.25%, 04/15/13	250	268
Canadian Natural Resources Ltd., 5.85%, 02/01/35	150	147
Cenovus Energy Inc., 4.50%, 09/15/14 (t) (v)	800	826
Centerpoint Energy Transition Co. LLC, 5.17%, 08/01/19	741	804
Chevron Corp., 3.45%, 03/03/12	800	831
Conoco Funding Co., 7.25%, 10/15/31	75	87
ConocoPhillips
6.65%, 07/15/18	75	85
5.75%, 02/01/19	300	328
6.50%, 02/01/39	300	333
ConocoPhillips Holding Co., 6.95%, 04/15/29	200	227
Devon Energy Corp., 7.95%, 04/15/32	100	127
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	125
Enbridge Energy Partners LP, 7.50%, 04/15/38	200	228
EnCana Corp., 6.50%, 08/15/34	100	107
Energy Transfer Partners LP
5.95%, 02/01/15	250	265
7.50%, 07/01/38	200	219
Enterprise Products Operating LLC
5.60%, 10/15/14	25	27
6.88%, 03/01/33	25	26
Halliburton Co., 7.45%, 09/15/39	250	309
Hess Corp., 7.30%, 08/15/31	35	40
Husky Energy Inc., 7.25%, 12/15/19	500	578
Kinder Morgan Energy Partners LP
5.85%, 09/15/12	225	242
5.00%, 12/15/13	75	79
6.00%, 02/01/17	150	157
6.85%, 02/15/20	500	555
Marathon Oil Corp.
6.13%, 03/15/12	200	215
5.90%, 03/15/18	250	263
Nexen Inc.
5.88%, 03/10/35	50	47
6.40%, 05/15/37	100	101
Noble Energy Inc., 8.25%, 03/01/19	300	359
Occidental Petroleum Corp., 6.75%, 01/15/12	50	55
ONEOK Partners LP, 6.65%, 10/01/36	150	153
Pemex Project Funding Master Trust
5.75%, 03/01/18	500	506
6.63%, 06/15/35 (e)	150	143
Petrobras International Finance Co.
6.13%, 10/06/16	100	107
5.88%, 03/01/18	150	151
7.88%, 03/15/19	500	576
Petro-Canada, 7.00%, 11/15/28	75	81
Rowan Cos. Inc., 7.88%, 08/01/19	300	334
Shell International Finance BV
5.63%, 06/27/11	250	266
5.20%, 03/22/17	250	269
Southern Natural Gas Co., 5.90%, 04/01/17 (k) (t) (v)	250	257
Spectra Energy Capital LLC, 8.00%, 10/01/19	250	293
StatoilHydro ASA, 5.25%, 04/15/19	500	530
Suncor Energy Inc.
5.95%, 12/01/34	100	97
6.50%, 06/15/38	300	315
TransCanada Pipelines Ltd.
6.50%, 08/15/18	700	781
6.20%, 10/15/37	100	106
Transocean Inc., 6.80%, 03/15/38	150	168
Valero Energy Corp.
6.88%, 04/15/12	500	546
7.50%, 04/15/32	100	103
Weatherford International Inc., 6.35%, 06/15/17	250	261
Williams Cos. Inc., 8.75%, 03/15/32 (k)	250	299
XTO Energy Inc.
4.90%, 02/01/14	475	510
6.75%, 08/01/37	350	412
		16,324
FINANCIALS - 9.5%
Aegon NV, 4.75%, 06/01/13	150	151
AFLAC Inc., 8.50%, 05/15/19	500	576
Allstate Corp.
6.13%, 02/15/12	75	81
5.35%, 06/01/33	75	70
5.55%, 05/09/35	100	96
American Express Bank FSB, 5.55%, 10/17/12	1,000	1,069
American Express Co.
4.88%, 07/15/13	250	261
6.15%, 08/28/17 (e)	250	261
8.15%, 03/19/38	100	125
American International Group Inc.
4.25%, 05/15/13 (k)	500	462
5.85%, 01/16/18	200	164
Ameriprise Financial Inc., 7.52%, 06/01/66	250	220
Asian Development Bank
3.63%, 09/05/13	500	521
4.25%, 10/20/14	250	264
5.60%, 07/16/18	400	436
Assurant Inc., 6.75%, 02/15/34	100	90
AXA SA, 8.60%, 12/15/30	100	116
Bank of America Corp.
3.13%, 06/15/12 (e)	400	414
4.88%, 09/15/12	150	157
5.75%, 12/01/17	175	179
5.65%, 05/01/18	1,000	1,016
5.49%, 03/15/19 (e)	200	189
Bank of America NA, 6.00%, 10/15/36	250	242
Barclays Bank Plc, 5.45%, 09/12/12	500	541
Barclays Bank Plc,
6.86% (callable at 100 beginning 06/15/32) (p) (t) (v)	50	41
BB&T Capital Trust I, 5.85%, 08/18/35	100	81
BB&T Capital Trust II, 6.75%, 06/07/36	150	143
BB&T Corp., 6.50%, 08/01/11	75	80
Bear Stearns Cos. Inc., 5.70%, 11/15/14	200	220
Berkshire Hathaway Finance Corp.
4.60%, 05/15/13	100	106
4.63%, 10/15/13 (e)	250	267
4.85%, 01/15/15	100	107
Berkshire Hathway Inc., 5.13%, 09/15/12	500	541
Boeing Capital Corp.
6.10%, 03/01/11	250	264
5.80%, 01/15/13	125	136
Boston Properties LP, 6.25%, 01/15/13	150	160
BP Capital Markets Plc, 5.25%, 11/07/13	400	436
Burlington Resources Finance Co., 7.20%, 08/15/31	100	115
Camden Property Trust, 5.00%, 06/15/15	100	97
Capital One Bank USA NA, 6.50%, 06/13/13	250	269
Capital One Capital V, 10.25%, 08/15/39	400	465
Capital One Financial Corp.
5.70%, 09/15/11	250	263
6.15%, 09/01/16	250	251
Caterpillar Financial Services Corp., 4.75%, 02/17/15	100	105
Chubb Corp., 5.20%, 04/01/13	100	106
Cincinnati Financial Corp., 6.13%, 11/01/34	100	88
Citigroup Funding Inc.
1.38%, 05/05/11 (e)	1,000	1,006
1.88%, 10/22/12	1,000	996
Citigroup Inc.
6.00%, 02/21/12	350	369
2.13%, 04/30/12	1,000	1,011
6.50%, 08/19/13	500	533
5.00%, 09/15/14	400	386
5.85%, 08/02/16 (e)	250	245
5.50%, 02/15/17	350	331
6.00%, 08/15/17	250	250
6.13%, 11/21/17	700	706
8.50%, 05/22/19	350	404
6.00%, 10/31/33	50	43
8.13%, 07/15/39	600	677
Corp. Andina de Fomento, 6.88%, 03/15/12	150	161
Credit Suisse New York, 5.50%, 05/01/14	1,200	1,302
Credit Suisse USA Inc.
6.13%, 11/15/11	100	108
6.50%, 01/15/12	250	272
5.13%, 08/15/15	200	213
7.13%, 07/15/32 (e)	100	117
Deutsche Bank Financial LLC, 5.38%, 03/02/15 (t) (v)	250	261
Eksportfinans ASA, 5.00%, 02/14/12	500	533
ERP Operating LP
5.25%, 09/15/14	250	254
5.75%, 06/15/17	150	150
European Investment Bank
3.13%, 07/15/11 (e)	1,000	1,030
2.00%, 02/10/12	1,600	1,617
4.63%, 03/21/12	200	213
1.75%, 09/14/12	600	598
4.63%, 05/15/14	150	161
4.88%, 02/16/16	250	269
5.13%, 09/13/16 (e)	500	544
Export-Import Bank of Korea
8.13%, 01/21/14	500	580
5.13%, 03/16/15	200	208
Fifth Third Bancorp, 6.25%, 05/01/13 (e)	300	309
Fifth Third Capital Trust IV, 6.50%, 04/15/37	200	145
General Electric Capital Corp.
1.63%, 01/07/11 (e)	200	202
5.00%, 11/15/11	300	317
3.00%, 12/09/11	500	515
5.88%, 02/15/12 (e)	250	268
5.25%, 10/19/12	400	426
2.63%, 12/28/12	1,000	1,018
5.45%, 01/15/13	1,000	1,063
5.00%, 01/08/16 (e)	100	101
5.63%, 09/15/17	200	206
5.63%, 05/01/18 (e)	700	717
6.75%, 03/15/32	850	867
5.88%, 01/14/38	100	93
6.38%, 11/15/67	500	434
Goldman Sachs Group Inc.
1.63%, 07/15/11	300	303
6.60%, 01/15/12	400	435
3.25%, 06/15/12	400	416
5.45%, 11/01/12	1,000	1,075
5.25%, 04/01/13 (e)	100	106
5.13%, 01/15/15	200	210
5.75%, 10/01/16	250	264
6.25%, 09/01/17	200	214
5.95%, 01/18/18	300	317
6.15%, 04/01/18	75	80
5.95%, 01/15/27	250	240
6.13%, 02/15/33	850	854
6.75%, 10/01/37 (e)	200	206
Hartford Financial Services Group Inc.
5.38%, 03/15/17	500	477
6.10%, 10/01/41	75	60
HCP Inc., 6.00%, 01/30/17	150	141
HSBC Finance Capital Trust IX, 5.91%, 11/30/35	250	205
HSBC Finance Corp.
5.25%, 01/14/11	500	518
4.75%, 07/15/13 (e)	1,000	1,041
HSBC Holdings Plc
5.25%, 12/12/12	200	212
7.63%, 05/17/32	150	160
6.50%, 05/02/36	150	157
Inter-American Development Bank
4.38%, 09/20/12	500	532
5.13%, 09/13/16	250	273
International Bank for Reconstruction
& Development, 7.63%, 01/19/23	300	383
International Lease Finance Corp.
5.75%, 06/15/11	250	230
3.00%, 04/22/14	500	501
Japan Finance Corp., 2.00%, 06/24/11	500	506
John Deere Capital Corp.
7.00%, 03/15/12	250	277
5.75%, 09/10/18	500	542
JPMorgan Chase & Co.
6.75%, 02/01/11	550	580
1.65%, 02/23/11	600	607
3.13%, 12/01/11 (e)	500	517
6.63%, 03/15/12	100	109
5.38%, 10/01/12	1,000	1,082
5.75%, 01/02/13 (e)	100	107
4.75%, 03/01/15 (e)	250	260
5.15%, 10/01/15	250	259
6.40%, 10/02/17	500	545
6.00%, 01/15/18	700	752
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	268
JPMorgan Chase Capital XV, 5.88%, 03/15/35	75	67
JPMorgan Chase Capital XX, 6.55%, 09/29/36	100	92
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	600	596
KeyBank NA, 5.80%, 07/01/14	100	97
Korea Development Bank, 5.30%, 01/17/13	800	840
Kreditanstalt fuer Wiederaufbau
4.63%, 01/20/11	250	259
3.25%, 02/15/11	500	518
2.25%, 04/16/12	600	609
3.25%, 03/15/13	250	257
3.50%, 05/16/13	400	417
4.13%, 10/15/14	650	681
4.88%, 01/17/17	500	534
4.88%, 06/17/19 (e)	500	528
0.00%, 06/29/37 (j)	500	123
Landwirtschaftliche Rentenbank
5.25%, 07/15/11 (e)	500	530
1.88%, 09/24/12	500	499
Lehman Brothers Holdings Inc., 6.88%, 07/17/37 (d)	250	-
Lincoln National Corp., 8.75%, 07/01/19	500	571
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15	100	104
Marshall & Ilsley Bank, 6.38%, 09/01/11	100	96
MBNA Corp., 7.50%, 03/15/12 (e)	100	109
Merrill Lynch & Co. Inc.
6.05%, 08/15/12	500	536
5.00%, 01/15/15	550	559
6.05%, 05/16/16	250	252
6.88%, 04/25/18	650	700
7.75%, 05/14/38	400	439
MetLife Inc.
6.13%, 12/01/11	500	538
5.00%, 11/24/13	100	105
7.72%, 02/15/19 (e)	500	588
5.70%, 06/15/35	100	99
6.40%, 12/15/36	100	88
Morgan Stanley
5.05%, 01/21/11	500	519
5.75%, 08/31/12	500	536
5.25%, 11/02/12	500	532
4.75%, 04/01/14	450	453
5.75%, 10/18/16	250	259
5.45%, 01/09/17	350	354
6.63%, 04/01/18	500	541
7.25%, 04/01/32	25	28
National City Bank, 4.63%, 05/01/13	100	102
National Rural Utilities Cooperative
Finance Corp., 8.00%, 03/01/32	150	179
Nordic Invest Bank, 3.63%, 06/17/13 (e)	600	625
Oesterreichische Kontrollbank AG
4.75%, 11/08/11	250	264
4.75%, 10/16/12 (e)	650	695
ORIX Corp., 5.48%, 11/22/11	200	201
PNC Funding Corp., 5.25%, 11/15/15	250	257
Principal Life Income Funding Trusts, 5.10%, 04/15/14	150	153
ProLogis
5.63%, 11/15/16	250	230
7.38%, 10/30/19	200	197
Prudential Financial Inc.
5.75%, 07/15/33 (e)	400	364
5.70%, 12/14/36	250	226
Realty Income Corp., 6.75%, 08/15/19	150	147
Regions Financial Corp., 7.75%, 11/10/14 (e)	400	394
Royal Bank of Scotland Group Plc, 5.00%, 10/01/14	100	88
Simon Property Group LP
5.75%, 12/01/15	400	408
5.25%, 12/01/16	250	243
SLM Corp.
5.00%, 10/01/13	50	46
5.05%, 11/14/14	250	225
SunTrust Bank, 6.38%, 04/01/11	200	208
SunTrust Capital VIII, 6.10%, 12/15/36	99	69
Svensk Exportkredit AB, 5.13%, 03/01/17	200	211
Toll Brothers Finance Corp., 4.95%, 03/15/14	50	49
Transatlantic Holdings Inc., 5.75%, 12/14/15	200	196
Travelers Cos. Inc.
6.25%, 03/15/37 (e)	250	228
6.25%, 06/15/37	150	159
U.S. Bank NA, 6.38%, 08/01/11	600	645
UBS AG Stamford
5.88%, 07/15/16	250	253
5.88%, 12/20/17	250	257
Wachovia Bank NA
4.88%, 02/01/15	200	204
6.00%, 11/15/17	250	262
5.85%, 02/01/37	250	239
Wachovia Corp.
5.30%, 10/15/11	300	318
5.50%, 05/01/13	500	531
5.25%, 08/01/14	250	259
Washington Mutual Bank, 5.13%, 01/15/15 (d)	200	1
Wells Fargo & Co.
5.30%, 08/26/11	500	530
2.13%, 06/15/12 (e)	300	303
5.00%, 11/15/14	200	205
5.63%, 12/11/17	300	312
Wells Fargo Bank NA
6.45%, 02/01/11	100	106
4.75%, 02/09/15	250	255
Wells Fargo Financial Inc., 5.50%, 08/01/12	250	268
Westpac Banking Corp., 2.25%, 11/19/12	300	299
		76,356
HEALTH CARE - 1.4%
Abbott Laboratories
5.88%, 05/15/16	250	276
6.00%, 04/01/39	250	264
Aetna Inc., 6.63%, 06/15/36	150	154
Amgen Inc.
5.85%, 06/01/17	200	219
6.38%, 06/01/37	400	437
AstraZeneca Plc
5.90%, 09/15/17 (e)	250	278
6.45%, 09/15/37	250	282
Baxter International Inc.
4.00%, 03/01/14	500	516
4.63%, 03/15/15	75	80
Bristol-Myers Squibb Co.
5.45%, 05/01/18	150	160
5.88%, 11/15/36	150	156
CIGNA Corp., 8.50%, 05/01/19	400	455
Covidien International Finance SA, 6.00%, 10/15/17	300	324
Eli Lilly & Co., 5.55%, 03/15/37	100	104
Express Scripts Inc., 5.25%, 06/15/12	200	213
Genentech Inc.
4.75%, 07/15/15	50	54
5.25%, 07/15/35	250	241
GlaxoSmithKline Capital Inc.
4.38%, 04/15/14	150	157
5.65%, 05/15/18	250	270
5.38%, 04/15/34	150	146
Hospira Inc., 6.05%, 03/30/17	500	523
Humana Inc., 7.20%, 06/15/18	500	511
Johnson & Johnson, 5.95%, 08/15/37	250	275
Merck & Co. Inc., 4.75%, 03/01/15 (e)	250	268
Novartis Capital Corp., 4.13%, 02/10/14	800	841
Pfizer Inc.
4.45%, 03/15/12 (e)	500	529
6.20%, 03/15/19	500	556
Pharmacia Corp., 6.60%, 12/01/28 (k)	50	55
Schering-Plough Corp.
6.00%, 09/15/17 (e)	250	278
6.50%, 12/01/33 (e) (l)	350	393
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	150	155
Thermo Fisher Scientific Inc., 5.00%, 06/01/15	200	210
UnitedHealth Group Inc.
5.38%, 03/15/16	250	257
5.80%, 03/15/36	150	134
WellPoint Inc.
5.00%, 01/15/11	250	258
5.85%, 01/15/36	100	94
Wyeth
6.95%, 03/15/11 (l)	400	427
5.50%, 03/15/13 (l)	100	109
6.45%, 02/01/24	100	111
5.95%, 04/01/37	250	261
		11,031
INDUSTRIALS - 1.3%
3M Co., 5.70%, 03/15/37 (e)	150	157
Boeing Co., 4.88%, 02/15/20	500	501
Burlington Northern Santa Fe Corp.
5.90%, 07/01/12	150	163
4.70%, 10/01/19	300	297
6.15%, 05/01/37	100	105
Caterpillar Inc.
7.90%, 12/15/18	500	610
6.05%, 08/15/36	150	160
CSX Corp.
6.75%, 03/15/11	50	53
6.30%, 03/15/12	250	270
7.38%, 02/01/19	300	343
Emerson Electric Co., 5.00%, 12/15/14	100	108
General Dynamics Corp., 4.25%, 05/15/13	250	264
General Electric Co., 5.00%, 02/01/13	800	846
Honeywell International Inc.
6.13%, 11/01/11	100	109
5.00%, 02/15/19 (e)	500	518
Koninklijke Philips Electronics NV, 5.75%, 03/11/18	350	372
Lockheed Martin Corp., 6.15%, 09/01/36	175	185
Norfolk Southern Corp.
5.90%, 06/15/19	300	320
7.25%, 02/15/31	75	87
7.05%, 05/01/37	100	118
Northrop Grumman Systems Corp.
7.75%, 03/01/16	150	177
5.05%, 08/01/19	210	214
7.75%, 02/15/31	200	247
Paccar Inc., 6.89%, 02/15/14	700	790
Raytheon Co., 5.38%, 04/01/13	100	108
RR Donnelley & Sons Co.
4.95%, 04/01/14	200	200
5.50%, 05/15/15	50	48
Tyco International Group SA
6.38%, 10/15/11	91	98
6.00%, 11/15/13	500	548
Union Pacific Corp.
5.70%, 08/15/18	250	262
6.63%, 02/01/29	25	27
United Parcel Service Inc., 6.20%, 01/15/38	350	388
United Technologies Corp.
6.35%, 03/01/11	75	79
4.88%, 05/01/15	300	322
6.13%, 02/01/19	250	276
6.70%, 08/01/28	50	56
Waste Management Inc.
6.38%, 11/15/12	500	550
6.10%, 03/15/18	200	213
		10,189
INFORMATION TECHNOLOGY - 0.7%
Amphenol Corp., 4.75%, 11/15/14 (e)	600	600
Cisco Systems Inc.
2.90%, 11/17/14	500	499
5.50%, 02/22/16	250	274
5.90%, 02/15/39	250	253
Fiserv Inc., 6.13%, 11/20/12	500	544
Hewlett-Packard Co.
6.50%, 07/01/12	250	276
4.50%, 03/01/13	800	848
International Business Machines Corp.
5.70%, 09/14/17	300	328
6.50%, 01/15/28	200	218
5.60%, 11/30/39	330	332
Oracle Corp.
5.00%, 01/15/11	250	260
5.75%, 04/15/18	350	378
6.13%, 07/08/39	300	315
Xerox Corp.
6.88%, 08/15/11	150	160
6.35%, 05/15/18	500	522
		5,807
MATERIALS - 1.0%
Agrium Inc., 7.13%, 05/23/36	300	318
Air Products & Chemicals Inc., 4.38%, 08/21/19	400	396
Alcoa Inc.
5.38%, 01/15/13	50	52
5.55%, 02/01/17	200	199
6.75%, 07/15/18 (e)	300	306
ArcelorMittal, 9.85%, 06/01/19	500	647
Barrick Gold Corp., 5.95%, 10/15/39	300	293
BHP Billiton Finance USA Ltd., 4.80%, 04/15/13	100	106
CRH America Inc., 6.00%, 09/30/16 (e)	250	261
Dow Chemical Co.
6.13%, 02/01/11	550	573
6.00%, 10/01/12	50	54
7.38%, 11/01/29	500	546
EI Du Pont de Nemours & Co.
4.75%, 11/15/12	100	107
5.60%, 12/15/36	400	398
Freeport-McMoRan Copper & Gold Inc., 8.38%, 04/01/17	700	766
International Paper Co.
7.95%, 06/15/18	150	173
8.70%, 06/15/38 (e)	300	365
Lafarge SA, 6.50%, 07/15/16	250	265
Newmont Mining Corp., 5.88%, 04/01/35	50	47
Potash Corp. of Saskatchewan Inc., 5.25%, 05/15/14	500	537
Praxair Inc., 3.95%, 06/01/13	100	104
Rio Tinto Alcan Inc.
4.88%, 09/15/12	50	53
6.13%, 12/15/33	25	25
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	800	863
Southern Copper Corp., 7.50%, 07/27/35	150	149
Vale Overseas Ltd.
6.25%, 01/11/16	100	105
6.25%, 01/23/17	150	156
6.88%, 11/21/36	100	100
		7,964
TELECOMMUNICATION SERVICES - 1.4%
America Movil SAB de CV, 6.38%, 03/01/35 (e)	200	206
AT&T Corp., 8.00%, 11/15/31 (l)	500	610
AT&T Inc.
5.88%, 02/01/12	100	108
4.95%, 01/15/13	750	800
5.10%, 09/15/14	550	592
6.15%, 09/15/34	350	346
6.30%, 01/15/38	100	102
6.55%, 02/15/39	250	263
AT&T Wireless Services Inc.
7.88%, 03/01/11 (e)	250	269
8.75%, 03/01/31	108	140
BellSouth Capital Funding Corp., 7.88%, 02/15/30	100	114
BellSouth Corp., 5.20%, 09/15/14	100	107
British Telecommunications Plc, 9.63%, 12/15/30 (l)	150	191
CenturyTel Inc., 6.00%, 04/01/17	250	257
Deutsche Telekom International Finance BV
5.25%, 07/22/13	200	212
5.75%, 03/23/16	250	265
8.75%, 06/15/30 (l)	100	129
Embarq Corp., 8.00%, 06/01/36	100	108
France Telecom SA
7.75%, 03/01/11 (l)	300	322
8.50%, 03/01/31 (e) (l)	250	333
GTE Corp.
6.84%, 04/15/18	250	274
6.94%, 04/15/28	50	51
Qwest Corp., 6.50%, 06/01/17	250	246
Rogers Communications Inc., 6.80%, 08/15/18	500	560
Southwestern Bell Telephone LP, 7.00%, 07/01/15	100	114
Telecom Italia Capital SA
5.25%, 11/15/13	500	526
4.95%, 09/30/14	100	104
5.25%, 10/01/15	200	209
6.38%, 11/15/33	50	49
6.00%, 09/30/34	100	95
Telefonica Europe BV, 8.25%, 09/15/30	200	249
TELUS Corp., 8.00%, 06/01/11	140	152
Verizon Communications Inc.
5.85%, 09/15/35	350	341
6.90%, 04/15/38	300	333
Verizon Global Funding Corp., 7.75%, 12/01/30	200	235
Verizon New England Inc., 6.50%, 09/15/11	250	266
Verizon Wireless Capital LLC, 7.38%, 11/15/13	750	861
Vodafone Group Plc
5.00%, 12/16/13	150	159
5.38%, 01/30/15	100	107
5.63%, 02/27/17	600	637
		11,042
UTILITIES - 1.6%
Alabama Power Co., 6.00%, 03/01/39	250	263
Browning-Ferris Industries Inc., 7.40%, 09/15/35	95	105
CenterPoint Energy Resources Corp.
7.75%, 02/15/11	150	159
7.88%, 04/01/13	50	56
Consolidated Edison Co. of New York Inc., 5.30%, 03/01/35	250	235
Constellation Energy Group Inc.
7.00%, 04/01/12	100	109
7.60%, 04/01/32	150	163
Consumers Energy Co.
5.50%, 08/15/16	25	26
6.70%, 09/15/19	400	451
Detroit Edison Co., 5.60%, 06/15/18	250	264
Dominion Resources Inc., 7.00%, 06/15/38	200	230
Duke Energy Carolinas LLC
5.63%, 11/30/12	150	164
5.30%, 10/01/15	200	218
Duke Energy Corp., 6.30%, 02/01/14	700	770
Energy East Corp., 6.75%, 07/15/36	150	165
Enersis SA, 7.40%, 12/01/16	150	167
Exelon Generation Co. LLC
5.35%, 01/15/14	150	158
6.20%, 10/01/17	200	214
FirstEnergy Corp.
6.45%, 11/15/11	6	6
7.38%, 11/15/31	425	461
Florida Power & Light Co.
5.63%, 04/01/34	100	100
5.95%, 02/01/38	250	263
Florida Power Corp., 5.65%, 06/15/18	500	537
FPL Group Capital Inc., 6.00%, 03/01/19 (e)	100	108
Indiana Michigan Power Co., 7.00%, 03/15/19	350	390
MidAmerican Energy Co., 6.75%, 12/30/31	50	56
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	100	109
6.13%, 04/01/36	350	358
National Grid Plc, 6.30%, 08/01/16	150	163
Nevada Power Co., 7.13%, 03/15/19	250	279
NiSource Finance Corp.
5.40%, 07/15/14	75	77
6.80%, 01/15/19	300	321
Northern States Power Co.
8.00%, 08/28/12	100	115
5.25%, 03/01/18	500	524
Ohio Power Co., 6.00%, 06/01/16	250	265
Oncor Electric Delivery Co.
6.38%, 01/15/15	150	164
7.00%, 09/01/22 (e)	150	167
Pacific Gas & Electric Co.
4.80%, 03/01/14	250	265
6.05%, 03/01/34	500	522
PacifiCorp, 5.75%, 04/01/37	150	152
Pepco Holdings Inc., 6.45%, 08/15/12	225	241
Progress Energy Inc.
7.10%, 03/01/11	117	124
7.75%, 03/01/31	150	176
PSEG Power LLC, 8.63%, 04/15/31	75	97
Public Service Co. of Colorado, 7.88%, 10/01/12	500	574
Puget Sound Energy Inc., 5.78%, 10/01/39	200	194
SCANA Corp., 6.88%, 05/15/11	75	79
Scottish Power Ltd., 5.38%, 03/15/15	50	53
Sempra Energy, 6.00%, 02/01/13	250	267
South Carolina Electric & Gas Co., 6.05%, 01/15/38	400	420
Southern California Edison Co.
6.00%, 01/15/34	75	79
5.95%, 02/01/38	400	420
Union Electric Co., 6.40%, 06/15/17	100	108
Veolia Environnement, 6.00%, 06/01/18	200	211
Virginia Electric & Power Co.
5.95%, 09/15/17	250	270
6.00%, 01/15/36	150	154
		12,786

Total Corporate Bonds and Notes (cost $169,446)		173,224

GOVERNMENT AND AGENCY OBLIGATIONS - 73.5%
GOVERNMENT SECURITIES - 29.3%
Municipals - 0.2%
Bay Area Toll Authority, 6.26%, 04/01/49	200	191
Dallas County Hospital District, Series C, 5.62%, 08/15/44	300	293
New Jersey State Turnpike Authority - Series B
(insured by AMBAC Assurance Corp.) 4.25%, 01/01/16	95	94
New Jersey State Turnpike Authority - Series B
(Prerefunded at 01/01/15, insured by AMBAC
Assurance Corp.) 4.25%, 01/01/16	5	5
State of California Various Purpose Bond, 7.50%, 04/01/34	500	485
State of Illinois, 5.10%, 06/01/33	700	583
		1,651
Sovereign - 1.8%
Brazilian Government International Bond
11.00%, 01/11/12 (e)	315	372
7.88%, 03/07/15	565	660
8.88%, 04/15/24	135	176
10.13%, 05/15/27	235	345
7.13%, 01/20/37 (e)	455	522
11.00%, 08/17/40	300	400
Chile Government International Bond, 5.50%, 01/15/13 (e)	100	110
Export Development Canada, 2.38%, 03/19/12	500	509
Financement-Quebec, 5.00%, 10/25/12	100	106
Hungary Government International Bond,
4.75%, 02/03/15 (e)	250	248
Hydro Quebec
8.00%, 02/01/13	250	286
7.50%, 04/01/16	100	118
9.40%, 02/01/21	250	334
Israel Government International Bond
4.63%, 06/15/13	75	79
5.50%, 11/09/16	450	483
Italy Government International Bond
5.63%, 06/15/12 (e)	250	272
4.38%, 06/15/13 (e)	100	106
6.88%, 09/27/23	450	509
5.38%, 06/15/33	100	98
Japan Bank of International Cooperation,
2.13%, 11/05/12 (t) (v)	500	498
Malaysia Government Bond, 7.50%, 07/15/11	300	327
Mexico Government International Bond
7.50%, 01/14/12	100	111
6.38%, 01/16/13 (e)	339	375
5.88%, 01/15/14 (e)	250	273
6.63%, 03/03/15	93	103
5.63%, 01/15/17	250	261
7.50%, 04/08/33	250	287
6.75%, 09/27/34	300	316
Peru Government International Bond, 7.13%, 03/30/19 (e)	200	230
Poland Government International Bond, 5.00%, 10/19/15	650	683
Province of Manitoba, Canada, 5.00%, 02/15/12	250	267
Province of New Brunswick, Canada, 5.20%, 02/21/17	250	269
Province of Nova Scotia, Canada
5.75%, 02/27/12	100	107
8.75%, 04/01/22	250	328
Province of Ontario, Canada
1.88%, 11/19/12	400	396
4.50%, 02/03/15	100	106
5.45%, 04/27/16	250	272
4.00%, 10/07/19 (e)	500	479
Province of Quebec, Canada
6.13%, 01/22/11 (e)	500	529
4.60%, 05/26/15	250	265
7.50%, 07/15/23	100	120
7.13%, 02/09/24	250	294
Republic of Korea
5.13%, 12/07/16	150	155
5.63%, 11/03/25	250	252
Republic of Peru, 6.55%, 03/14/37	250	260
South Africa Government International Bond
7.38%, 04/25/12	100	110
6.50%, 06/02/14	200	219
Tennessee Valley Authority, 5.50%, 07/18/17 (e)	1,000	1,090
		14,715
U.S. Treasury Securities - 27.3%
U.S. Treasury Bond
10.63%, 08/15/15	450	632
7.50%, 11/15/16	840	1,059
8.75%, 05/15/17 (e)	645	872
8.88%, 08/15/17	780	1,063
4.25%, 11/15/17 (e)	330	346
9.13%, 05/15/18 (e)	315	442
8.88%, 02/15/19 (e)	590	824
8.13%, 08/15/19	1,900	2,557
8.50%, 02/15/20	1,340	1,857
8.75%, 08/15/20	910	1,287
7.88%, 02/15/21	1,520	2,043
8.13%, 05/15/21	1,200	1,642
8.00%, 11/15/21	1,050	1,430
7.25%, 08/15/22	1,000	1,295
7.13%, 02/15/23	1,155	1,481
6.25%, 08/15/23	595	711
7.63%, 02/15/25	539	728
6.88%, 08/15/25	730	927
6.00%, 02/15/26	730	854
6.75%, 08/15/26	2,000	2,523
6.50%, 11/15/26	360	444
6.63%, 02/15/27	545	681
6.38%, 08/15/27	380	464
6.13%, 11/15/27	305	363
5.50%, 08/15/28	850	947
5.25%, 11/15/28	570	618
5.25%, 02/15/29	545	590
6.13%, 08/15/29	405	486
6.25%, 05/15/30	285	348
5.38%, 02/15/31	350	386
4.50%, 02/15/36	1,350	1,330
4.75%, 02/15/37	1,440	1,472
5.00%, 05/15/37 (e)	900	956
4.38%, 02/15/38	800	768
4.50%, 05/15/38	740	725
3.50%, 02/15/39	1,500	1,229
4.25%, 05/15/39	2,580	2,420
4.50%, 08/15/39	2,000	1,955
4.38%, 11/15/39	2,500	2,393
U.S. Treasury Note
4.25%, 01/15/11 (e)	1,640	1,702
0.88%, 01/31/11	3,000	3,009
0.88%, 02/28/11	2,500	2,506
4.50%, 02/28/11	2,838	2,962
0.88%, 03/31/11	2,700	2,705
4.75%, 03/31/11	2,000	2,098
4.88%, 04/30/11	2,740	2,886
0.88%, 05/31/11	500	501
4.88%, 05/31/11	1,830	1,933
1.13%, 06/30/11	2,000	2,008
4.88%, 07/31/11 (e)	2,655	2,820
5.00%, 08/15/11	1,975	2,106
1.00%, 08/31/11	3,200	3,202
4.63%, 08/31/11	1,900	2,015
4.50%, 09/30/11 (e)	2,670	2,831
4.63%, 10/31/11	1,050	1,118
1.75%, 11/15/11	1,000	1,013
4.50%, 11/30/11	2,200	2,342
0.75%, 11/31/11 (e)	3,000	2,980
1.13%, 12/15/11	1,500	1,501
1.00%, 12/31/11	2,500	2,493
1.13%, 01/15/12	900	899
4.75%, 01/31/12	1,720	1,846
1.38%, 02/15/12	1,530	1,534
4.88%, 02/15/12	1,725	1,856
4.63%, 02/29/12	1,455	1,559
4.50%, 03/31/12	1,600	1,712
1.38%, 04/15/12	1,010	1,011
4.50%, 04/30/12 (e)	355	381
4.75%, 05/31/12 (e)	2,275	2,457
4.88%, 06/30/12 (e)	1,000	1,085
4.63%, 07/31/12 (e)	2,040	2,203
4.13%, 08/31/12	1,850	1,978
4.25%, 09/30/12	780	837
3.88%, 10/31/12	1,230	1,309
3.38%, 11/30/12	1,870	1,964
3.63%, 12/31/12	1,050	1,110
3.88%, 02/15/13	405	431
2.75%, 02/28/13	990	1,020
2.50%, 03/31/13	1,465	1,498
3.13%, 04/30/13	995	1,037
3.50%, 05/31/13	1,400	1,475
3.38%, 06/30/13	2,000	2,099
3.38%, 07/31/13	800	840
3.13%, 08/31/13	1,940	2,016
3.13%, 09/30/13	2,750	2,858
2.75%, 10/31/13	3,270	3,349
2.00%, 11/30/13	2,960	2,944
1.50%, 12/31/13	1,200	1,168
1.75%, 01/31/14	3,715	3,644
4.00%, 02/15/14	2,480	2,652
1.88%, 02/28/14	2,500	2,459
1.75%, 03/31/14	2,050	2,001
1.88%, 04/30/14	2,500	2,449
4.75%, 05/15/14	3,400	3,741
2.25%, 05/31/14	2,300	2,284
2.63%, 06/30/14	2,500	2,518
2.63%, 07/31/14	2,900	2,914
4.25%, 08/15/14	2,000	2,158
2.38%, 08/31/14	3,000	2,978
2.38%, 09/30/14	3,000	2,975
2.38%, 10/31/14	2,100	2,077
4.25%, 11/15/14	1,090	1,174
2.13%, 11/30/14 (e)	2,500	2,441
2.63%, 12/31/14	2,600	2,592
4.00%, 02/15/15	1,750	1,860
4.13%, 05/15/15	1,140	1,216
4.25%, 08/15/15	2,020	2,162
4.50%, 11/15/15	1,810	1,960
4.50%, 02/15/16	1,480	1,596
5.13%, 05/15/16	860	959
3.25%, 05/31/16	1,485	1,491
4.88%, 08/15/16	920	1,012
3.00%, 09/30/16	1,500	1,472
3.13%, 10/31/16	1,500	1,481
4.63%, 11/15/16	450	487
2.75%, 11/30/16	1,000	963
3.25%, 12/31/16	2,000	1,983
4.63%, 02/15/17 (e)	1,000	1,080
4.50%, 05/15/17	1,800	1,924
4.75%, 08/15/17	290	315
3.50%, 02/15/18	1,340	1,329
3.88%, 05/15/18	2,600	2,640
4.00%, 08/15/18	2,200	2,247
3.75%, 11/15/18	2,250	2,250
2.75%, 02/15/19	2,730	2,513
3.13%, 05/15/19	3,500	3,315
3.63%, 08/15/19	2,950	2,900
3.38%. 11/15/19 (e)	2,500	2,402
		216,969
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 44.2%
Federal Home Loan Bank - 1.9%
Federal Home Loan Bank
1.63%, 01/21/11	800	809
4.63%, 02/18/11	500	522
3.38%, 06/24/11	2,000	2,066
3.63%, 07/01/11	2,100	2,182
1.63%, 07/27/11	2,000	2,019
5.38%, 08/19/11	500	534
4.88%, 11/18/11	1,000	1,068
5.75%, 05/15/12	1,125	1,236
4.50%, 11/15/12	400	429
3.88%, 06/14/13 (e)	1,600	1,692
4.50%, 09/16/13 (e)	1,000	1,080
5.25%, 06/18/14 (e)	1,090	1,211
4.75%, 12/16/16	300	322
5.50%, 07/15/36	100	102
		15,272
Federal Home Loan Mortgage Corp. - 14.3%
Federal Home Loan Mortgage Corp.
4.13%, 02/24/11	500	519
2.05%, 03/09/11	200	201
5.63%, 03/15/11	1,000	1,058
2.00%, 03/16/11	300	301
5.13%, 04/18/11	1,260	1,330
1.75%, 04/20/11	250	251
6.00%, 06/15/11	1,800	1,930
1.63%, 08/11/11	200	201
1.50%, 08/24/11	800	803
5.50%, 09/15/11	500	537
5.75%, 01/15/12	1,150	1,252
5.13%, 07/15/12	978	1,062
4.63%, 10/25/12	300	323
4.50%, 01/15/13 (e)	1,150	1,235
3.50%, 05/29/13	2,400	2,511
4.50%, 07/15/13 (e)	2,300	2,482
4.88%, 11/15/13	500	547
4.50%, 04/02/14	100	108
6.50%, 06/01/14	48	51
5.05%, 01/26/15	100	109
4.38%, 07/17/15	300	320
7.00%, 08/01/15	17	19
7.00%, 11/01/15	-	1
4.75%, 01/19/16	3,100	3,343
5.13%, 10/18/16	620	679
7.00%, 11/02/16	40	43
6.00%, 12/01/16	29	31
4.50%, 01/01/18	30	31
5.50%, 04/01/18	16	17
4.50%, 11/01/18	332	346
4.50%, 11/01/18	352	365
4.50%, 12/01/18	589	613
6.00%, 02/01/19	126	135
4.00%, 05/01/19	35	36
5.00%, 07/01/19	76	80
5.10%, 08/19/19	800	805
5.50%, 01/01/20, TBA (g)	1,000	1,057
4.00%, 09/01/20	197	199
4.50%, 09/01/20	438	454
5.00%, 10/01/20	468	492
5.50%, 11/01/20	538	573
4.00%, 12/01/20	503	508
5.50%, 12/01/20	40	42
5.00%, 02/01/21	52	54
6.00%, 07/21/21	137	147
5.00%, 07/01/22	456	477
4.50%, 09/01/22	652	672
5.00%, 09/01/22	436	457
5.00%, 11/01/22	972	1,018
5.00%, 03/01/23	189	198
4.50%, 05/01/23	6	6
5.00%, 05/01/23	352	369
4.50%, 07/01/23	488	499
5.50%, 10/01/23	142	150
5.50%, 10/01/23	344	364
6.00%, 01/01/24	819	876
4.50%, 05/01/24	256	263
4.00%, 07/01/24	486	490
4.50%, 07/01/24	471	484
4.00%, 08/01/24	275	277
4.00%, 09/01/24	588	593
4.50%, 10/01/24	296	304
4.50%, 10/01/24	704	725
4.50%, 10/01/24	198	204
4.00%, 11/01/24	587	592
4.50%, 10/01/24	34	35
4.50%, 11/01/24	605	623
4.00%, 12/01/24	75	76
4.00%, 01/01/25	650	655
4.50%, 07/01/25	181	184
4.50%, 10/01/25	259	264
5.00%, 03/01/26	128	132
6.00%, 09/01/26	500	536
6.50%, 07/01/28	145	157
5.50%, 11/01/28	775	816
6.50%, 12/01/28	49	53
6.00%, 02/01/29	8	9
6.00%, 04/01/29	14	15
6.00%, 04/01/29	13	14
6.50%, 05/01/29	17	18
6.00%, 07/01/29	18	20
6.75%, 09/15/29	60	72
6.50%, 03/01/31	20	21
6.75%, 03/15/31	120	146
6.00%, 05/01/31	65	70
7.00%, 06/01/31	9	10
7.50%, 11/01/31	114	128
6.00%, 01/01/32	6	6
6.00%, 02/01/32	58	62
7.50%, 04/01/32	178	199
6.00%, 06/01/32	5	5
6.25%, 07/15/32	300	348
5.50%, 10/01/32	650	685
6.00%, 11/01/32	47	51
6.00%, 12/01/32	6	7
6.00%, 03/01/33	4	5
5.50%, 04/01/33	162	171
5.50%, 04/01/33	89	93
6.00%, 04/01/33	5	5
6.00%, 05/01/33	13	14
6.00%, 05/01/33	30	32
5.50%, 08/01/33	184	194
5.00%, 09/01/33	1,825	1,879
4.50%, 10/01/33	6	6
5.50%, 10/01/33	853	897
6.00%, 10/01/33	33	36
5.50%, 11/01/33	371	390
5.50%, 12/01/33	248	261
5.50%, 12/01/33	37	39
5.50%, 03/01/34	102	107
5.00%, 05/01/34	551	567
5.00%, 05/01/34	95	97
6.00%, 07/01/34	189	202
6.50%, 12/01/34	410	441
5.00%, 02/01/35	612	641
5.00%, 02/01/35	199	205
5.50%, 04/01/35	349	367
5.50%, 05/01/35	228	240
5.00%, 06/01/35	304	312
6.50%, 06/01/35	6	6
5.00%, 07/01/35	803	825
6.50%, 07/01/35	8	9
5.00%, 11/01/35	1,786	1,835
5.50%, 11/01/35	594	625
4.37%, 12/01/35 (i)	880	925
4.50%, 12/01/35	313	314
5.50%, 12/01/35	1,641	1,725
6.00%, 12/01/35	901	960
6.00%, 12/01/35	584	621
4.50%, 01/01/36	322	322
5.50%, 02/01/36	195	204
6.00%, 02/01/36	433	460
5.00%, 03/01/36	49	50
5.50%, 03/01/36	19	20
5.00%, 04/01/36	206	211
5.00%, 04/01/36	680	698
4.50%, 08/01/36	412	412
6.50%, 08/01/36	412	442
6.00%, 09/01/36	457	486
6.00%, 09/01/36	79	84
6.50%, 09/01/36	304	325
7.00%, 11/01/36	41	45
5.50%, 12/01/36	1,211	1,271
5.50%, 12/01/36	884	927
5.86%, 01/01/37 (i)	116	123
6.05%, 01/01/37 (i)	502	537
5.50%, 02/01/37	309	324
5.65%, 02/01/37 (i)	434	460
6.00%, 02/01/37	554	589
6.50%, 03/01/37	410	439
6.00%, 04/16/37	100	99
5.50%, 05/01/37	1,350	1,416
6.00%, 05/01/37	1,794	1,908
5.00%, 08/01/37	234	240
6.00%, 08/01/37	844	897
7.00%, 08/01/37	448	488
6.50%, 09/01/37	372	398
6.50%, 09/01/37	408	437
6.50%, 09/01/37	273	293
5.50%, 01/01/38	85	89
6.00%, 03/01/38	58	61
6.50%, 03/01/38	371	398
5.00%, 04/01/38	520	533
5.50%, 05/01/38	753	790
5.50%, 06/01/38	347	364
6.00%, 08/01/38	706	750
5.50%, 09/01/38	809	849
6.00%, 09/01/38	696	739
6.00%, 09/01/38	890	944
6.00%, 09/01/38	862	914
6.00%, 10/01/38	30	31
5.50%, 11/01/38	154	162
6.00%, 11/01/38	910	966
5.50%, 12/01/38	882	925
5.50%, 12/01/38	574	602
6.00%, 12/01/38	406	431
4.50%, 01/01/39	460	459
4.50%, 01/01/39	111	111
4.50%, 01/01/39, TBA (g)	2,000	1,995
5.00%, 01/01/39	863	886
5.00%, 01/01/39	2,892	2,969
6.00%, 02/01/39	533	566
6.00%, 02/01/39	290	308
6.50%, 03/01/39	500	536
4.50%, 04/01/39	1,868	1,865
5.00%, 04/01/39	470	483
5.00%, 05/01/39	307	315
4.00%, 06/01/39	984	950
4.50%, 06/01/39	396	396
5.00%, 06/01/39	614	630
4.00%, 07/01/39	692	668
4.00%, 07/01/39	988	954
4.50%, 07/01/39	1,577	1,575
5.00%, 07/01/39	784	805
5.00%, 08/01/39	413	424
4.50%, 09/01/39	1,191	1,189
4.50%, 09/01/39	1,989	1,986
4.50%, 10/01/39	997	996
5.00%, 10/01/39	996	1,022
5.50%, 10/01/39	2,057	2,157
4.50%, 11/01/39	499	499
6.00%, 11/01/39	500	531
4.00%, 12/01/39	500	483
4.00%, 12/01/39	1,000	965
4.00%, 12/01/39	799	771
4.50%, 12/01/39	1,500	1,498
5.00%, 12/01/39	2,000	2,052
5.00%, 12/01/39	2,000	2,052
		113,931
Federal National Mortgage Association - 22.4%
Federal National Mortgage Association
2.00%, 02/11/11	200	200
4.50%, 02/15/11	300	313
5.50%, 03/15/11	1,300	1,374
2.75%, 04/11/11	2,000	2,050
5.13%, 04/15/11	500	528
6.00%, 05/15/11	1,000	1,071
3.38%, 05/19/11	2,000	2,070
1.00%, 11/23/11	1,000	998
2.00%, 01/09/12 (e)	800	812
5.00%, 02/16/12	750	807
6.13%, 03/15/12	1,000	1,102
1.75%, 08/10/12	2,500	2,499
5.50%, 01/01/14	22	23
3.38%, 03/10/14	800	804
2.50%, 05/15/14	675	674
3.30%, 07/30/14	1,000	1,005
4.63%, 10/15/14	550	596
5.00%, 04/15/15 (e)	500	549
4.38%, 10/15/15	390	415
6.50%, 02/01/16	7	7
5.00%, 03/15/16 (e)	400	435
5.50%, 04/01/16	7	7
6.00%, 06/01/16	45	49
6.50%, 09/01/16	8	9
6.00%, 10/01/16	98	105
6.50%, 10/01/16	16	17
6.50%, 12/01/16	1	1
4.88%, 12/15/16	500	541
5.50%, 01/01/17	189	201
5.50%, 01/01/17	86	91
5.00%, 02/13/17	1,500	1,628
5.50%, 03/01/17	19	20
0.00%, 06/01/17 (j)	1,250	908
5.50%, 09/01/17	304	324
5.00%, 10/01/17	28	30
5.50%, 11/01/17	35	37
5.00%, 01/01/18	132	139
5.50%, 01/01/18	58	62
5.00%, 02/01/18	1,092	1,151
5.50%, 02/01/18	118	125
4.50%, 03/01/18	434	453
5.00%, 03/01/18	56	59
5.00%, 05/01/18	18	19
5.00%, 06/01/18	39	41
4.00%, 07/01/18	260	267
5.00%, 07/01/18	81	84
5.00%, 07/01/18	50	53
4.00%, 08/01/18	183	188
5.00%, 08/01/18	31	33
4.00%, 10/01/18	75	77
4.50%, 11/01/18	232	242
4.50%, 11/01/18	528	551
5.00%, 11/01/18	724	763
5.50%, 12/01/18	94	100
5.50%, 03/01/19	23	24
5.50%, 10/01/19	66	70
4.50%, 01/01/20, TBA (g)	500	514
5.00%, 01/01/20, TBA (g)	1,000	1,045
4.50%, 07/01/20	484	503
5.50%, 07/01/20	313	334
5.00%, 11/01/20	218	230
4.00%, 02/01/21, TBA (g)	1,000	1,006
4.50%, 03/01/21	107	110
5.50%, 01/01/22	421	447
4.50%, 02/01/22	321	331
5.00%, 03/01/22	350	366
5.00%, 03/01/22	190	199
5.38%, 04/11/22	50	51
6.00%, 06/01/22	518	553
5.00%, 10/01/22	331	346
4.50%, 02/01/23	268	276
4.50%, 04/01/23	634	653
5.50%, 07/01/23	27	28
5.00%, 09/01/23	29	30
5.50%, 10/01/23	200	212
5.00%, 11/01/23	500	523
5.50%, 12/01/23	207	219
4.50%, 01/01/24	340	351
5.00%, 03/01/24	610	639
4.00%, 04/01/24	286	288
4.50%, 04/01/24	367	378
4.00%, 05/01/24	682	687
4.50%, 05/01/24	491	506
4.00%, 06/01/24	497	501
4.00%, 06/01/24	387	389
4.00%, 06/01/24	480	484
4.50%, 06/01/24	54	55
4.50%, 06/01/24	590	608
4.00%, 07/01/24	387	390
4.50%, 07/01/24	987	1,016
5.00%, 05/01/26	642	665
5.50%, 05/01/26	674	712
6.00%, 09/01/26	135	144
5.00%, 12/01/26	317	328
5.95%, 06/07/27	100	104
6.06%, 07/20/27	100	102
6.25%, 05/15/29	225	257
4.50%, 06/01/29	193	195
5.00%, 06/01/29	1,232	1,275
5.00%, 09/01/29	982	1,016
7.13%, 01/15/30	570	719
7.25%, 05/15/30	540	691
6.63%, 11/15/30	290	349
7.00%, 02/01/31	61	68
6.00%, 04/01/31	38	40
6.00%, 11/01/31	3	3
5.50%, 01/01/32	152	160
6.00%, 06/01/32	37	39
6.50%, 07/01/32	52	56
7.00%, 07/01/32	22	24
6.00%, 02/01/33	156	166
5.50%, 05/01/33	1,436	1,510
5.50%, 06/01/33	1,320	1,388
5.00%, 09/01/33	1,536	1,582
5.50%, 10/01/33	1,310	1,377
4.50%, 11/01/33	296	298
4.50%, 11/01/33	424	427
5.00%, 11/01/33	1,262	1,301
5.50%, 11/01/33	274	288
6.00%, 11/01/33	25	27
6.00%, 12/01/33	323	345
6.00%, 12/01/33	782	835
6.00%, 12/01/33	42	45
5.00%, 01/01/34, TBA (g)	3,150	3,232
5.50%, 01/01/34	120	126
5.00%, 03/01/34	1,948	2,008
5.00%, 04/01/34	130	134
5.00%, 04/01/34	240	247
5.00%, 05/01/34	681	701
5.00%, 06/01/34	159	164
5.50%, 07/01/34	716	752
6.50%, 07/01/34	379	408
6.00%, 08/01/34	315	336
5.50%, 09/01/34	188	198
5.50%, 12/01/34	824	866
5.50%, 01/01/35	1,895	1,992
5.50%, 02/01/35	2,222	2,336
4.50%, 04/01/35	166	167
5.00%, 04/01/35	240	247
6.50%, 04/01/35	212	227
4.62%, 05/01/35 (i)	81	83
4.77%, 05/01/35 (i)	318	330
5.50%, 08/01/35	543	571
5.50%, 08/01/35	106	111
4.50%, 10/01/35	264	265
4.50%, 10/01/35	68	68
4.86%, 10/01/35 (i)	543	565
6.00%, 10/01/35	1,541	1,640
5.00%, 11/01/35	751	772
5.00%, 11/01/35	1,397	1,436
5.00%, 11/01/35	153	157
5.50%, 12/01/35	323	339
5.50%, 12/01/35	281	295
7.00%, 12/01/35	6	6
7.00%, 02/01/36	174	191
5.50%, 03/01/36	617	647
5.50%, 05/01/36	15	16
6.00%, 06/01/36	547	581
6.50%, 08/01/36	507	544
7.00%, 09/01/36	193	212
6.00%, 10/01/36	605	643
6.50%, 10/01/36	1,377	1,478
5.00%, 11/01/36	319	328
5.50%, 11/01/36	751	788
5.50%, 11/01/36	254	267
6.00%, 11/01/36	834	886
3.44%, 12/01/36 (i)	436	450
6.00%, 12/01/36	757	804
6.50%, 12/01/36	284	304
5.50%, 01/01/37, TBA (g)	1,400	1,465
6.50%, 01/01/37, TBA (g)	1,000	1,071
6.50%, 01/01/37	464	498
6.50%, 01/01/37	538	578
6.00%, 01/16/37, TBA (g)	2,500	2,648
5.46%, 02/01/37 (i)	62	66
5.50%, 02/01/37	633	663
5.50%, 02/01/37	191	200
5.55%, 02/01/37 (i)	813	859
5.64%, 02/01/37 (i)	502	533
6.00%, 02/01/37	593	629
6.50%, 02/01/37	177	190
5.50%, 03/01/37	211	222
7.00%, 03/01/37	256	281
5.00%, 04/01/37	498	512
5.66%, 04/01/37 (i)	175	186
5.84%, 04/01/37 (i)	1,558	1,653
6.00%, 04/01/37	1,172	1,243
7.00%, 04/01/37	208	228
7.00%, 04/01/37	299	328
5.50%, 05/01/37	354	371
5.50%, 05/01/37	1,200	1,258
6.00%, 06/01/37	935	992
5.50%, 08/01/37	121	126
6.00%, 08/01/37	324	344
6.00%, 09/01/37	94	99
5.50%, 10/01/37	287	300
6.00%, 10/01/37	1,677	1,779
6.50%, 10/01/37	473	508
5.50%, 11/01/37	305	320
5.50%, 11/01/37	516	541
6.00%, 11/01/37	465	493
6.00%, 11/01/37	968	1,027
7.50%, 11/01/37	109	119
5.50%, 12/01/37	118	124
5.50%, 12/01/37	543	569
5.50%, 12/01/37	300	314
5.50%, 12/01/37	292	306
6.00%, 12/01/37	961	1,020
6.00%, 12/01/37	958	1,016
5.00%, 01/01/38	206	211
5.23%, 01/01/38 (i)	1,777	1,871
5.50%, 01/01/38	2,210	2,316
5.50%, 01/01/38	327	343
6.00%, 12/01/37	671	712
5.00%, 02/01/38	401	412
5.50%, 02/01/38	312	327
5.50%, 02/01/38	382	400
6.00%, 02/01/38	359	381
7.00%, 02/01/38	385	422
4.50%, 03/01/38	2,445	2,444
5.00%, 03/01/38	42	43
5.50%, 03/01/38	427	447
5.50%, 03/01/38	635	666
5.99%, 03/01/38 (i)	1,000	1,069
7.00%, 03/01/38	478	524
5.00%, 04/01/38	93	96
5.50%, 05/01/38	482	505
6.00%, 05/01/38	734	779
4.50%, 06/01/38	471	471
4.50%, 06/01/38	495	494
5.00%, 06/01/38	639	657
5.50%, 07/01/38	289	302
5.50%, 07/01/38	562	589
6.00%, 07/01/38	1,118	1,186
5.50%, 08/01/38	2,313	2,424
5.50%, 08/01/38	835	875
5.50%, 08/01/38	19	20
6.00%, 08/01/38	757	802
5.50%, 09/01/38	98	103
6.00%, 09/01/38	234	248
6.00%, 09/01/38	936	992
6.50%, 09/01/38	804	862
6.50%, 09/01/38	262	280
5.50%, 10/01/38	461	483
5.50%, 10/01/38	316	331
5.50%, 10/01/38	23	24
6.50%, 10/01/38	784	841
5.50%, 10/14/38	49	51
5.50%, 11/01/38	814	853
5.50%, 11/01/38	420	440
5.50%, 11/01/38	182	191
5.50%, 11/01/38	22	24
5.50%, 11/01/38	217	228
5.50%, 11/01/38	459	481
5.00%, 12/01/38	620	637
5.50%, 12/01/38	267	280
5.50%, 12/01/38	178	187
5.50%, 12/01/38	20	21
4.50%, 01/01/39	899	898
5.50%, 01/01/39	291	305
5.50%, 01/01/39	378	396
5.50%, 01/01/39	1,841	1,929
6.00%, 01/01/39	808	857
4.00%, 02/01/39	40	38
4.50%, 02/01/39	981	980
5.00%, 02/01/39	1,050	1,078
5.50%, 02/01/39	900	943
4.00%, 03/01/39	651	629
4.50%, 03/01/39	1,442	1,441
5.00%, 03/01/39	2,746	2,821
4.50%, 04/01/39	974	973
5.00%, 04/01/39	192	197
7.00%, 04/01/39	157	172
4.00%, 05/01/39	976	943
4.00%, 05/01/39	30	29
4.00%, 06/01/39	668	646
4.50%, 06/01/39	1,393	1,392
5.00%, 06/01/39	1,955	2,008
4.00%, 07/01/39	693	669
4.48%, 07/01/39 (i)	2,828	2,954
4.50%, 07/01/39	2,000	1,998
4.00%, 08/01/39	1,484	1,434
4.50%, 08/01/39	2,475	2,473
4.00%, 09/01/39	992	959
5.00%, 09/01/39	2,960	3,041
6.00%, 09/01/39	243	258
4.50%, 11/01/39	2,597	2,595
5.00%, 11/01/39	997	1,023
5.50%, 12/01/39	331	346
		177,972
Government National Mortgage Association - 5.6%
Government National Mortgage Association
8.00%, 04/15/30	20	23
8.50%, 06/15/30	6	7
6.50%, 01/15/32	80	86
4.50%, 01/24/32, TBA (g)	1,000	1,001
6.00%, 01/24/32, TBA (g)	1,000	1,057
6.00%, 05/15/32	91	96
6.00%, 10/15/32	59	63
6.00%, 01/15/33	115	122
5.00%, 03/15/33	9	10
5.00%, 05/15/33	10	10
5.00%, 05/15/33	12	13
5.00%, 05/15/33	9	9
5.00%, 06/15/33	10	11
5.50%, 07/15/33	253	267
5.50%, 07/15/33	270	286
5.00%, 08/15/33	8	9
5.00%, 08/15/33	8	8
5.00%, 08/15/33	8	8
5.00%, 08/15/33	101	105
5.00%, 08/15/33	14	14
5.50%, 08/15/33	184	194
5.50%, 09/15/33	51	54
5.00%, 11/15/33	10	11
6.50%, 12/15/33	155	166
5.00%, 01/01/34, TBA (g)	1,000	1,028
5.50%, 01/01/34, TBA (g)	1,000	1,048
6.00%, 07/15/34	28	30
6.00%, 08/15/34	341	363
5.00%, 01/15/35	551	569
5.00%, 03/15/35	181	187
5.50%, 04/15/35	229	241
6.00%, 05/15/35	11	12
5.00%, 11/15/35	127	131
5.50%, 11/15/35	365	384
5.50%, 12/15/35	241	253
5.50%, 02/15/36	294	309
6.00%, 02/15/36	71	75
5.50%, 03/15/36	122	128
5.50%, 03/15/36	57	60
6.50%, 03/15/36	89	95
6.00%, 05/15/36	241	255
5.50%, 06/15/36	165	174
6.50%, 06/15/36	264	281
7.00%, 11/15/36	195	213
6.00%, 01/15/37	209	221
6.00%, 04/15/37	359	380
5.50%, 05/15/37	589	618
5.50%, 05/15/37	356	374
6.50%, 09/15/37	240	256
6.00%, 11/15/37	225	238
5.00%, 12/15/37	479	494
6.00%, 12/15/37	376	398
6.00%, 12/15/37	137	145
6.50%, 02/15/38	177	188
4.50%, 03/15/38	74	74
5.50%, 03/15/38	539	566
5.50%, 05/15/38	388	407
5.00%, 06/15/38	3,183	3,279
5.50%, 06/15/38	974	1,022
5.50%, 06/15/38	27	28
5.50%, 07/15/38	85	90
5.50%, 07/15/38	75	78
5.50%, 07/15/38	42	44
6.50%, 07/15/38	653	695
6.00%, 08/15/38	433	458
6.00%, 08/15/38	762	806
6.50%, 08/15/38	432	460
5.50%, 09/15/38	1,449	1,521
6.00%, 09/15/38	1,200	1,269
6.00%, 09/15/38	553	586
6.00%, 10/15/38	776	821
5.50%, 11/15/38	793	832
6.00%, 12/15/38	31	32
5.50%, 01/15/39	533	559
6.00%, 01/15/39	539	570
4.50%, 02/15/39	199	199
4.50%, 03/15/39	52	53
4.50%, 04/15/39	1,078	1,080
4.50%, 04/15/39	992	994
4.50%, 04/15/39	522	523
4.50%, 05/15/39	997	1,000
4.50%, 05/15/39	515	516
4.50%, 05/15/39	58	58
4.50%, 06/15/39	724	726
4.50%, 06/15/39	499	500
5.00%, 06/15/39	1,446	1,490
4.50%, 08/15/39	1,988	1,993
5.00%, 09/15/39	1,498	1,543
5.00%, 09/15/39	1,969	2,029
5.50%, 09/15/39	500	525
5.50%, 09/15/39	997	1,045
4.50%, 11/15/39	500	501
4.50%, 12/15/39	1,000	1,002
4.50%, 12/15/39	1,000	1,002
5.00%, 12/15/39	1,000	1,029
		44,783
Total Government and Agency
Obligations (cost $578,511)		585,293

SHORT TERM INVESTMENTS - 9.7%
Mutual Funds - 3.4%
JNL Money Market Fund, 0.07% (a) (h)	26,989	26,989

Securities Lending Collateral - 6.3%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	10,827	10,827
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	39,557	39,475
		50,302

Total Short Term Investments (cost $77,375)		77,291

Total Investments - 108.4% (cost $855,054)		862,529
Other Assets and Liabilities, Net - (8.4%)		(66,759)
Total Net Assets - 100%		$795,770

JNL/Mellon Capital Management
Global Alpha Fund
SHORT TERM INVESTMENTS - 106.6%
Commercial Paper - 16.3%
American Honda Finance Corp., 0.16%, 02/16/10		$400	$400
Bank of Nova Scotia, 0.22%, 02/09/10		1,000	1,000
BNP Paribas, 0.30%, 04/08/10		900	899
Calyon North America Inc., 0.16%, 01/04/10		900	900
CBA Delaware Finance, 0.15%, 01/13/10		1,000	1,000
Intesa Funding LLC
0.20%, 01/08/10		1,000	1,000
0.20%, 02/16/10		600	600
Lloyds TSB Group Plc
0.20%, 02/17/10		600	600
0.21%, 03/19/10		1,200	1,199
Royal Bank of Canada, 0.21%, 01/25/10		900	900
Svenska Handelsbanken, 0.19%, 03/29/10		1,700	1,699
			10,197
Federal Home Loan Bank - 16.8%
Federal Home Loan Bank
0.03%, 01/05/10		1,000	1,000
0.06%, 01/06/10		2,000	2,000
0.10%, 01/13/10		3,000	3,000
0.04%, 01/27/10		2,000	2,000
0.02%, 02/10/10		1,500	1,500
0.00%, 03/09/10		1,000	1,000
			10,500
Federal Home Loan Mortgage Corp. - 18.5%
Federal Home Loan Mortgage Corp.
0.03%, 01/04/10		1,000	1,000
0.17%, 01/06/10		5,100	5,100
0.13%, 01/28/10		1,000	1,000
0.10%, 02/08/10		1,500	1,500
0.06%, 02/18/10		900	900
0.00%, 02/24/10		2,000	2,000
			11,500
Federal National Mortgage Association - 17.0%
Federal National Mortgage Association
0.03%, 01/04/10		105	105
0.02%, 01/12/10		2,000	2,000
0.02%, 01/13/10		900	900
0.00%, 01/15/10		1,000	1,000
0.01%, 01/19/10		95	95
0.02%, 01/20/10		400	400
0.05%, 01/29/10		2,000	2,000
0.05%, 02/01/10		2,000	2,000
0.00%, 02/08/10		105	105
0.05%, 02/22/10		1,000	1,000
0.23%, 03/10/10		1,000	1,000
			10,605
Mutual Funds - 10.0%
JNL Money Market Fund, 0.07% (a) (h)		6,240	6,240

U.S. Treasury Securities - 28.0%
U.S. Treasury Bill
0.05%, 01/14/10		2,260	2,259
0.01%, 01/21/10		860	860
0.01%, 02/11/10		2,580	2,580
0.26%, 02/25/10		9,600	9,600
0.22%, 03/11/10 (o)		2,155	2,155
			17,454

Total Short Term Investments (cost $66,496)			66,496

Total Investments - 106.6% (cost $66,496)			66,496
Other Assets and Liabilities, Net - (6.6%)			(4,112)
Total Net Assets - 100%			$62,384

JNL/Oppenheimer Global Growth Fund
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 14.8%
Bayerische Motoren Werke AG		24	$1,085
Bulgari SpA (e)		206	1,698
Carnival Corp. (c)		132	4,189
Grupo Televisa SA - ADR		169	3,513
Inditex SA		58	3,611
Lottomatica SpA		24	477
LVMH Moet Hennessy Louis Vuitton SA		56	6,330
McDonald's Corp.		69	4,290
Shuffle Master Inc. (c)		67	551
Sirius XM Radio Inc. (c)		1,419	851
Sony Corp.		148	4,307
Tiffany & Co.		92	3,969
Tod's SpA		30	2,262
Walt Disney Co. (e)		146	4,692
Wire & Wireless India Ltd. (c)		207	40
Zee Entertainment Enterprises Ltd.		228	1,251
			43,116
CONSUMER STAPLES - 11.6%
Cadbury Plc		228	2,935
Cia de Bebidas das Americas - ADR		22	2,211
Colgate-Palmolive Co.		48	3,902
Diageo Plc		90	1,570
Fomento Economico Mexicano SAB de CV		853	4,101
Grupo Modelo SAB de CV		421	2,339
Nestle SA		41	1,996
Reckitt Benckiser Group Plc		57	3,070
Seven & I Holdings Co. Ltd.		46	944
Tesco Plc		504	3,482
Unilever Plc		95	3,067
Wal-Mart Stores Inc.		75	4,029
			33,646
ENERGY - 4.8%
Husky Energy Inc.		76	2,181
Technip SA		58	4,089
Total SA		68	4,373
Transocean Ltd. (c)		40	3,325
			13,968
FINANCIALS - 13.5%
3i Group Plc		273	1,248
AFLAC Inc.		75	3,464
Allianz SE		33	4,132
Credit Suisse Group AG		131	6,476
Fidelity National Financial Inc. - Class A		101	1,359
HDFC Bank Ltd.		15	536
HSBC Holdings Plc		413	4,696
Investor AB - Class B		171	3,185
SLM Corp. (c)		310	3,497
Societe Generale - Class A		35	2,432
Sumitomo Mitsui Financial Group Inc. (e)		71	2,038
UBS AG (c)		201	3,115
XL Capital Ltd. - Class A		164	3,005
			39,183
HEALTH CARE - 6.9%
Aetna Inc.		110	3,474
Amylin Pharmaceuticals Inc. (c)		39	558
Basilea Pharmaceutical AG (c)		3	184
Bayer AG		16	1,265
InterMune Inc. (c)		35	450
NicOx SA (c) (e)		21	172
Regeneron Pharmaceuticals Inc. (c)		22	534
Roche Holding AG		33	5,531
Sanofi-Aventis SA		34	2,710
Seattle Genetics Inc. (c)		80	813
Theravance Inc. (c) (e)		60	787
WellPoint Inc. (c)		59	3,451
			19,929
INDUSTRIALS - 13.7%
3M Co.		52	4,291
Assa Abloy AB (e)		240	4,624
Boeing Co.		24	1,299
Emerson Electric Co.		52	2,211
Empresa Brasileira de Aeronautica SA - ADR (e)		98	2,165
European Aeronautic Defence & Space Co. NV (e)		155	3,140
Fanuc Ltd.		14	1,305
Koninklijke Philips Electronics NV		125	3,715
Lockheed Martin Corp.		20	1,492
Prysmian SPA		51	899
Raytheon Co. (e)		48	2,458
Secom Co. Ltd.		44	2,077
Siemens AG (e)		76	7,044
TNT NV		101	3,114
			39,834
INFORMATION TECHNOLOGY - 28.3%
Adobe Systems Inc. (c)		105	3,866
Altera Corp.		143	3,229
Automatic Data Processing Inc.		93	3,987
Corning Inc.		183	3,530
eBay Inc. (c)		252	5,920
Hoya Corp.		112	2,984
Infosys Technologies Ltd.		102	5,658
Intuit Inc. (c)		163	4,997
Juniper Networks Inc. (c) (e)		215	5,739
Keyence Corp.		10	2,119
Kyocera Corp.		17	1,507
Linear Technology Corp. (e)		25	776
Maxim Integrated Products Inc.		145	2,941
MediaTek Inc.		159	2,763
Microsoft Corp.		192	5,848
Murata Manufacturing Co. Ltd. (e)		63	3,136
Nidec Corp.		19	1,720
Nintendo Co. Ltd.		6	1,529
SAP AG		104	4,943
Taiwan Semiconductor Manufacturing Co. Ltd.		1,329	2,678
Tandberg ASA		66	1,891
Telefonaktiebolaget LM Ericsson - Class B		1,137	10,496
			82,257
MATERIALS - 0.3%
Linde AG		7	786

TELECOMMUNICATION SERVICES - 2.1%
KDDI Corp.		1	3,232
Vodafone Group Plc		1,178	2,733
			5,965
UTILITIES - 0.9%
Fortum Oyj		101	2,757

Total Common Stocks (cost $281,340)			281,441

PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Bayerische Motoren Werke AG		52	1,721

Total Preferred Stocks (cost $1,601)			1,721

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$753	32

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $753)			32

CORPORATE BONDS AND NOTES - 0.1%
HEALTH CARE - 0.1%
Theravance Inc., 3.00%, 01/15/15		270	213

Total Corporate Bonds and Notes (cost $270)			213

RIGHTS - 0.0%
Wire & Wireless India Ltd. (c) (f)		207	46

Total Rights (cost $62)			46

SHORT TERM INVESTMENTS - 9.2%
Mutual Funds - 2.4%
JNL Money Market Fund, 0.07% (a) (h)		6,887	6,887

Securities Lending Collateral - 6.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		11,438	11,438
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		8,459	8,441
			19,879

Total Short Term Investments (cost $26,784)			26,766

Total Investments - 106.8% (cost $310,810)			310,219
Other Assets and Liabilities, Net - (6.8%)			(19,740)
Total Net Assets - 100%			$290,479

JNL/PAM Asia ex-Japan Fund
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 2.1%
Kangwon Land Inc.		79	$1,115
PT Astra International Tbk		323	1,186
			2,301
CONSUMER STAPLES - 4.8%
Hengan International Group Co. Ltd. (e)		327	2,421
Shinsegae Co. Ltd.		6	2,737
			5,158
ENERGY - 4.4%
China Petroleum & Chemical Corp.		1,190	1,048
CNOOC Ltd.		1,782	2,776
PTT Public Company Ltd.		126	933
			4,757
FINANCIALS - 35.1%
AMMB Holdings Bhd		823	1,198
ARA Asset Management Ltd.		1,389	859
Bangkok Bank Public Co. Ltd.		653	2,287
Bank of China Ltd.		5,797	3,115
China Construction Bank Corp. (e)		1,199	1,024
China Pacific Insurance Group Co. Ltd. (c)		377	1,503
DBS Group Holdings Ltd.		145	1,572
Franshion Properties China Ltd. (e)		590	206
Hang Seng Bank Ltd.		141	2,080
Henderson Land Development Co. Ltd.		374	2,795
ICICI Bank Ltd.		142	2,662
Infrastructure Development Finance Co. Ltd.		318	1,049
KB Financial Group Inc. (c)		51	2,622
Longfor Properties Co. Ltd. (c)		56	63
Metropolitan Bank & Trust Co.		1,315	1,273
Ping an Insurance Group Co. of China Ltd.		294	2,552
PT Bank Rakyat Indonesia		1,799	1,446
Samsung Fire & Marine Insurance Co. Ltd.		12	2,116
Shui On Land Ltd.		1,273	747
Unitech Ltd.		672	1,182
Wharf Holdings Ltd.		487	2,795
Yanlord Land Group Ltd. (e)		939	1,437
Yuanta Financial Holding Co. Ltd.		2,145	1,570
			38,153
INDUSTRIALS - 8.7%
Aditya Birla Nuvo Ltd.		27	500
Bakrie and Brothers Tbk PT (c)		38,224	342
Far Eastern Textile Co. Ltd.		1,168	1,460
Hutchison Whampoa Ltd.		380	2,600
IVRCL Infrastructures & Projects Ltd.		96	717
S1 Corp.		31	1,279
SembCorp Industries Ltd.		548	1,433
Suzlon Energy Ltd.		555	1,070
			9,401
INFORMATION TECHNOLOGY - 18.8%
AAC Acoustic Technologies Holdings Inc.		1,560	2,561
Delta Electronics Inc.		164	514
HON HAI Precision Industry Co. Ltd.		740	3,463
Lite-On Technology Corp.		595	894
MediaTek Inc.		130	2,267
Powertech Technology Inc.		400	1,355
Samsung Electronics Co. Ltd.		4	3,062
Shanda Games Ltd. - ADR (c) (e)		157	1,602
Sohu.com Inc. (c)		32	1,804
Taiwan Semiconductor Manufacturing Co. Ltd.		1,093	2,202
Wistron Corp.		342	663
			20,387
MATERIALS - 10.2%
China Shanshui Cement Group Ltd.		2,029	1,473
China Zhongwang Holdings Ltd. (c) (e)		1,919	1,529
Hindalco Industries Ltd.		372	1,279
Huabao International Holdings Ltd.		1,329	1,429
POSCO Inc.		3	1,342
Sterlite Industries India Ltd.		122	2,258
Taiwan Cement Corp.		1,643	1,745
			11,055
TELECOMMUNICATION SERVICES - 8.5%
Axiata Group Bhd (c)		1,323	1,177
China Mobile Ltd.		327	3,038
China Unicom Hong Kong Ltd.		1,310	1,718
LG Dacom Corp. (f)		107	1,679
Telekomunikasi Indonesia Tbk PT		1,624	1,616
			9,228
UTILITIES - 4.7%
GVK Power & Infrastructure Ltd. (c)		1,658	1,648
Korea Electric Power Corp. (c)		75	2,192
Tata Power Co. Ltd.		43	1,251
			5,091

Total Common Stocks (cost $91,585)			105,531

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$22	1

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $22)			1

SHORT TERM INVESTMENTS - 6.0%
Mutual Funds - 2.7%
JNL Money Market Fund, 0.07% (a) (h)		2,890	2,890

Securities Lending Collateral - 3.3%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		3,147	3,147
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		392	391
			3,538

Total Short Term Investments (cost $6,429)			6,428

Total Investments - 103.3% (cost $98,036)			111,960
Other Assets and Liabilities, Net - (3.3%)			(3,550)
Total Net Assets - 100%			$108,410

JNL/PAM China-India Fund
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 8.8%
Focus Media Holding Ltd. - ADR (c) (e)		369	$5,847
GOME Electrical Appliances Holdings Ltd.		10,757	3,873
Li Ning Co. Ltd. (e)		827	3,136
Maruti Suzuki India Ltd.		134	4,455
Sun TV Network Ltd.		458	3,352
			20,663
CONSUMER STAPLES - 3.5%
Colgate-Palmolive India Ltd.		234	3,314
ITC Ltd.		901	4,838
			8,152
ENERGY - 14.1%
Bharat Petroleum Corp. Ltd.		198	2,705
China Petroleum & Chemical Corp.		5,926	5,221
China Shenhua Energy Co. Ltd.		872	4,230
CNOOC Ltd.		3,816	5,945
Oil India Ltd. (c)		116	3,092
Reliance Industries Ltd.		508	11,859
			33,052
FINANCIALS - 30.3%
Axis Bank Ltd.		383	8,080
Bank of China Ltd.		23,567	12,664
China Pacific Insurance Group Co. Ltd. (c)		1,137	4,533
China Resources Land Ltd.		882	1,985
Franshion Properties China Ltd. (e)		5,324	1,863
ICICI Bank Ltd.		534	10,014
Industrial & Commercial Bank of China		16,645	13,707
Infrastructure Development Finance Co. Ltd.		1,147	3,786
LIC Housing Finances Ltd.		188	3,230
Ping an Insurance Group Co. of China Ltd.		610	5,304
Rural Electrification Corp. Ltd.		565	2,937
Sino-Ocean Land Holdings Ltd.		2,894	2,656
			70,759
HEALTH CARE - 1.4%
Dr. Reddy's Laboratories Ltd.		136	3,321

INDUSTRIALS - 3.5%
IVRCL Infrastructures & Projects Ltd.		531	3,970
Sinotrans Shipping Ltd.		3,590	1,648
Tata Motors Ltd. - Class A		239	2,539
			8,157
INFORMATION TECHNOLOGY - 15.1%
AAC Acoustic Technologies Holdings Inc.		3,048	5,004
BYD Co. Ltd. (c) (e)		727	6,375
Infosys Technologies Ltd.		180	10,020
Mphasis Ltd.		309	4,778
OnMobile Global Ltd. (c)		249	2,412
Sohu.com Inc. (c)		64	3,643
Travelsky Technology Ltd.		3,136	3,160
			35,392
MATERIALS - 10.4%
China Resources Cement Holdings Ltd. (c)		4,300	2,135
China Zhongwang Holdings Ltd. (c) (e)		5,174	4,121
Fosun International Ltd.		2,996	2,077
Hindalco Industries Ltd.		1,292	4,442
Huabao International Holdings Ltd.		2,237	2,405
Sterlite Industries India Ltd.		363	6,689
Tata Steel Ltd.		178	2,354
			24,223
TELECOMMUNICATION SERVICES - 5.1%
Bharti Airtel Ltd.		308	2,177
China Mobile Ltd.		809	7,527
China Unicom Hong Kong Ltd.		1,631	2,140
			11,844
UTILITIES - 4.2%
GAIL India Ltd.		635	5,628
GVK Power & Infrastructure Ltd. (c)		4,137	4,112
			9,740

Total Common Stocks (cost $193,300)			225,303

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$40	2

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $40)			2

SHORT TERM INVESTMENTS - 9.1%
Mutual Funds - 3.7%
JNL Money Market Fund, 0.07% (a) (h)		8,553	8,553

Securities Lending Collateral - 5.4%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		12,356	12,356
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		470	469
			12,825

Total Short Term Investments (cost $21,379)			21,378

Total Investments - 105.5% (cost $214,719)			246,683
Other Assets and Liabilities, Net - (5.5%)			(12,947)
Total Net Assets - 100%			$233,736

JNL/PIMCO Real Return Fund
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Wells Fargo & Co., Convertible Preferred, 7.50%, Series L (p)		1	$459

Total Preferred Stocks (cost $500)			459

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 11.3%
ACE Securities Corp. REMIC, 0.32%, 06/25/37 (i)		$468	390
American Express Credit Account Master Trust,
0.23%, 01/15/13 (i)		1,300	1,297
American Home Mortgage Assets REMIC,
0.42%, 09/25/46 (i)		5,577	2,693
Banc of America Commercial Mortgage Inc. REMIC,
5.89%, 07/10/44 (i)		2,000	1,820
Banc of America Large Loans Inc. REMIC,
0.74%, 08/15/29 (i) (t) (v)		1,543	1,361
BCAP LLC Trust REMIC, 0.40%, 01/25/37 (i)		583	278
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 4.40%, 05/25/33 (i)		117	112
REMIC, 4.37%, 02/25/34 (i)		771	652
REMIC, 4.15%, 11/25/34 (i)		817	769
REMIC, 3.56%, 01/25/35 (i)		1,480	1,290
REMIC, 4.97%, 01/25/35 (i)		735	672
REMIC, 2.18%, 03/25/35 (i)		139	124
REMIC, 2.53%, 08/25/35 (i)		134	117
REMIC, 2.56%, 08/25/35 (i)		235	207
Bear Stearns Alt-A Trust
REMIC, 5.67%, 01/25/36 (i)		1,036	609
REMIC, 4.07%, 08/25/36 (i)		415	163
Bear Stearns Asset Backed Securities Trust
REMIC, 1.23%, 10/25/37 (i)		1,188	749
Bear Stearns Structured Products Inc.
REMIC, 5.63%, 01/26/36 (i)		1,155	712
REMIC, 5.67%, 12/26/46 (i)		1,197	676
Capital Auto Receivables Asset Trust
1.19%, 12/15/10 (i) (t) (v)		644	645
1.68%, 10/15/12 (i)		12,200	12,291
Chase Issuance Trust
0.63%, 09/17/12 (i)		7,000	7,006
0.68%, 09/17/12 (i)		7,100	7,108
Chevy Chase Mortgage Funding Corp. REMIC,
0.36%, 05/25/48 (i) (t) (v)		1,190	480
Citigroup Mortgage Loan Trust Inc.
REMIC, 2.51%, 08/25/35 (i)		151	134
REMIC, 4.25%, 08/25/35 (i)		217	193
REMIC, 4.64%, 08/25/35 (i)		1,078	407
REMIC, 0.31%, 01/25/37 (i)		369	214
REMIC, 0.34%, 03/25/37 (i)		385	326
REMIC, 0.29%, 05/25/37 (i)		587	517
REMIC, 0.29%, 05/25/37 (i)		757	546
REMIC, 5.98%, 09/25/37 (i)		5,614	3,932
Countrywide Asset-Backed Certificates
REMIC, 0.41%, 09/25/36 (i)		770	599
REMIC, 0.28%, 03/25/37 (i)		33	32
REMIC, 0.33%, 09/25/37 (i)		457	426
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 3.97%, 08/25/34 (i)		626	424
REMIC, 3.65%, 04/20/35 (i)		805	759
Credit Suisse Mortgage Capital Certificates REMIC,
5.86%, 02/25/37 (i)		1,200	772
Credit-Based Asset Servicing and Securitization LLC
REMIC, 0.35%, 07/25/37 (i) (t) (v)		596	406
CS First Boston Mortgage Securities Corp. REMIC,
3.69%, 04/25/34 (i)		818	720
Deutsche Bank Alternate Loan Trust REMIC,
0.32%, 08/25/37 (i)		403	383
First Franklin Mortgage Loan Asset Backed Certificates
REMIC, 0.28%, 11/25/36 (i)		279	272
First Horizon Asset Securities Inc. Pass-Through Trust
REMIC, 3.15%, 07/25/33 (i)		941	859
First NLC Trust REMIC, 0.30%, 08/25/37 (i) (t) (v)		708	475
Ford Credit Auto Owner Trust
0.36%, 09/15/10 (t) (v)		1,031	1,031
1.13%, 01/15/11 (i)		539	539
2.00%, 12/15/11		1,000	1,006
2.73%, 01/15/12 (i)		10,100	10,355
GE Capital Commercial Mortgage Corp. REMIC,
4.71%, 05/10/43		400	402
GMAC Commercial Mortgage Securities Inc. REMIC,
5.24%, 11/10/45 (i)		2,000	1,939
Greenwich Capital Commercial Funding Corp. REMIC,
5.44%, 03/10/39		4,000	3,534
GS Mortgage Securities Corp. II
0.32%, 03/06/20 (i) (t) (v)		426	406
0.36%, 03/06/20 (i) (t) (v)		2,000	1,862
Harborview Mortgage Loan Trust REMIC,
3.51%, 04/19/34 (i)		815	708
HFC Home Equity Loan Asset Backed Certificates,
5.91%, 03/20/36 (i)		2,672	2,694
HSI Asset Securitization Corp. Trust REMIC,
0.29%, 05/25/37 (i)		410	384
IndyMac Residential Asset Backed Trust
REMIC, 0.36%, 04/25/37 (i)		344	327
REMIC, 0.31%, 07/25/37 (i)		300	290
LB-UBS Commercial Mortgage Trust REMIC,
5.42%, 02/15/40		6,200	5,134
Lehman Brothers Mortgage Loan Trust REMIC,
0.32%, 06/25/37 (i) (t) (v)		530	276
MASTR Adjustable Rate Mortgages Trust REMIC,
3.06%, 12/25/33 (i)		1,581	1,311
MASTR Asset Backed Securities Trust REMIC,
0.31%, 05/25/37 (i)		385	347
MBNA Credit Card Master Note Trust, 4.50%, 01/15/13		3,000	3,061
Merrill Lynch First Franklin Mortgage Loan Trust
REMIC, 0.29%, 06/25/37 (i)		376	357
Merrill Lynch Mortgage Investors Inc.
REMIC, 3.63%, 02/25/33 (i)		298	264
REMIC, 3.79%, 02/25/34 (i)		689	671
MLCC Mortgage Investors Inc. REMIC, 4.25%, 10/25/35 (i)		1,012	892
Morgan Stanley Capital I
REMIC, 0.29%, 05/25/37 (i)		480	428
REMIC, 0.29%, 05/25/37 (i)		500	396
Nationstar Home Equity Loan Trust
REMIC, 0.29%, 06/25/37 (i)		449	436
Provident Funding Mortgage Loan Trust
REMIC, 3.11%, 08/25/33 (i)		608	558
Residential Asset Mortgage Products Inc.,
0.31%, 02/25/37 (i)		1,950	1,869
Residential Asset Securities Corp. REMIC,
0.34%, 04/25/37 (i)		320	302
Residential Asset Securitization Trust REMIC,
5.50%, 06/25/33		343	342
Securitized Asset Backed Receivables LLC Trust
REMIC, 0.36%, 05/25/37 (i)		582	406
SLC Student Loan Trust REMIC, 0.65%, 09/15/14 (i)		88	88
SLM Student Loan Trust
0.26%, 04/25/14 (i)		1,313	1,312
0.73%, 01/25/17 (i)		3,100	3,091
0.28%, 04/25/17 (i)		564	564
0.39%, 04/25/17 (i)		430	426
1.78%, 04/25/23 (i)		10,575	10,992
REMIC, 0.32%, 04/25/19 (i)		6,300	6,005
Soundview Home Equity Loan Trust REMIC,
0.31%, 06/25/37 (i)		4,798	3,899
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 3.59%, 02/25/34 (i)		1,036	873
Structured Asset Mortgage Investments Inc.
REMIC, 0.89%, 10/19/34 (i)		48	38
REMIC, 0.33%, 09/25/47 (i)		282	266
TBW Mortgage Backed Pass-Through Certificates
REMIC, 5.97%, 09/25/36 (i)		498	263
Thornburg Mortgage Securities Trust
REMIC, 0.33%, 03/25/37 (i)		2,018	1,923
REMIC, 0.33%, 03/25/37 (i)		1,060	1,028
Wachovia Bank Commercial Mortgage Trust
REMIC, 0.31%, 06/15/20 (i) (t) (v)		1,049	877
REMIC, 0.32%, 09/15/21 (i) (t) (v)		1,859	1,584
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 3.64%, 03/25/33 (i)		207	189
REMIC, 2.91%, 06/25/33 (i)		681	647
REMIC, 2.88%, 09/25/33 (i)		770	763
REMIC, 1.54%, 08/25/46 (i)		1,842	1,016
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.98%, 12/25/34 (i)		976	944

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $144,013)			133,932

CORPORATE BONDS AND NOTES - 35.4%
CONSUMER DISCRETIONARY - 0.2%
Honda Auto Receivables Owner Trust, 1.50%, 08/15/11		400	402
JC Penney Corp. Inc., 7.95%, 04/01/17		1,300	1,420
Macy's Retail Holdings Inc., 7.45%, 07/15/17 (e)		1,000	1,035
			2,857
CONSUMER STAPLES - 0.1%
Reynolds American Inc., 0.95%, 06/15/11 (i)		700	693

ENERGY - 0.4%
Gaz Capital SA, 7.34%, 04/11/13 (t) (v)		300	314
Kinder Morgan Energy Partners LP, 5.70%, 01/05/16		5,000	4,800
			5,114
FINANCIALS - 32.6%
Allstate Life Global Funding Trust, 5.38%, 04/30/13		2,500	2,669
American Express Bank FSB, 0.36%, 05/29/12 (i)		800	779
American Express Centurion Bank, 0.31%, 07/13/10 (i)		1,700	1,697
American Express Credit Co., 0.35%, 02/24/12 (i)		1,700	1,661
American Express Credit Corp.
1.63%, 05/27/10 (i)		4,900	4,920
0.39%, 06/16/11 (i)		800	789
American Honda Finance Corp., 1.00%, 06/20/11 (i) (t) (v)		8,700	8,701
American International Group Inc.
0.36%, 10/18/11 (e) (i)		1,000	904
5.05%, 10/01/15		1,200	1,001
5.85%, 01/16/18		1,100	903
8.25%, 08/15/18		1,000	939
8.18%, 05/15/58		4,700	3,102
ANZ National International Ltd.
6.20%, 07/19/13 (t) (v)		2,000	2,153
0.71%, 08/19/14 (i) (t) (v)		2,000	2,018
Australia & New Zealand Banking Group Ltd.,
0.53%, 06/18/12 (i) (t) (v)		5,000	4,962
Bank of America Corp.
0.37%, 08/15/11 (i)		300	296
7.38%, 05/15/14 (e)		200	227
5.38%, 06/15/14 (e)		600	621
Bank of Scotland Plc, 4.88%, 04/15/11 (u)		1,400	1,416
Barclays Bank Plc
6.05%, 12/04/17 (e) (t) (v)		2,000	2,035
7.43% (callable at 100 on 12/15/17) (p) (t) (v)		200	182
Caterpillar Financial Services Corp., 1.00%, 06/24/11 (i)		7,700	7,764
Citibank NA, 1.38%, 08/10/11 (e)		11,100	11,129
Citigroup Funding Inc., 1.33%, 05/07/10 (i)		7,500	7,517
Citigroup Inc.
6.50%, 01/18/11		9,800	10,248
0.36%, 05/18/11 (i)		1,100	1,081
5.25%, 02/27/12		1,300	1,343
5.30%, 10/17/12		1,000	1,042
5.50%, 04/11/13		1,200	1,244
6.13%, 05/15/18 (e)		3,000	3,016
Commonwealth Bank of Australia
0.67%, 07/12/13 (i)		14,700	14,650
0.75%, 06/25/14 (i)		3,800	3,784
0.53%, 09/17/14 (e) (i) (t) (v)		3,800	3,788
Countrywide Home Loans Inc., 4.00%, 03/22/11		700	715
Dexia Credit Local, 0.90%, 09/23/11 (i) (t) (v)		1,300	1,311
Ford Motor Credit Co. LLC
7.25%, 10/25/11		1,850	1,868
7.80%, 06/01/12		150	152
GATX Financial Corp., 5.80%, 03/01/16		1,000	964
General Electric Capital Corp.
0.25%, 09/21/12 (i)		15,200	15,201
0.25%, 12/21/12 (i)		34,600	34,613
Goldman Sachs Group Inc.
0.35%, 06/28/10 (e) (i)		4,600	4,602
0.55%, 06/28/10 (i)		1,700	1,702
6.60%, 01/15/12		700	761
HBOS Plc, 6.75%, 05/21/18 (e) (t) (v)		1,000	928
HSBC Finance Corp.
0.33%, 03/12/10 (i)		2,400	2,399
0.52%, 05/10/10 (i)		2,500	2,499
0.49%, 08/09/11 (i)		2,700	2,648
0.55%, 04/24/12 (e) (i)		3,602	3,474
0.60%, 07/19/12 (i)		1,200	1,157
International Lease Finance Corp., 6.63%, 11/15/13 (e)		500	402
JPMorgan Chase & Co.
0.42%, 01/17/11 (i)		2,700	2,699
6.95%, 08/10/12		1,100	1,229
5.38%, 10/01/12		500	541
LeasePlan Corp. NV, 3.00%, 05/07/12 (t) (v)		1,800	1,843
Lehman Brothers Holdings Inc.
6.20%, 09/26/14 (d)		200	39
6.88%, 05/02/18 (d)		1,200	249
7.00%, 09/27/27 (d)		100	20
Macquarie Bank Ltd., 4.10%, 12/17/13 (u)		27,200	28,582
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15		1,000	1,043
Merrill Lynch & Co. Inc.
0.48%, 11/01/11 (i)		3,800	3,730
0.49%, 06/05/12 (i)		1,000	970
6.05%, 08/15/12		12,300	13,176
MetLife Global Funding Inc., 0.31%, 05/17/10 (i) (t) (v)		1,000	999
Metropolitan Life Global Funding I
1.00%, 06/25/10 (i) (t) (v)		500	501
2.16%, 06/10/11 (i) (t) (v)		7,400	7,548
1.38%, 09/17/12 (i) (t) (v)		1,100	1,105
Morgan Stanley
0.50%, 01/18/11 (i)		2,000	1,991
6.75%, 04/15/11		2,600	2,755
0.50%, 01/09/12 (i)		9,700	9,590
0.60%, 06/20/12 (i)		19,400	19,592
1.05%, 03/01/13 (i)	EUR	1,100	1,499
0.55%, 01/09/14 (i)		5,300	5,060
0.73%, 10/15/15 (i)		1,000	938
0.70%, 10/18/16 (i)		1,000	926
National Australia Bank Ltd.
5.35%, 06/12/13 (t) (v)		1,700	1,830
0.75%, 07/08/14 (i) (t) (v)		1,900	1,892
New York Life Global Funding, 4.65%, 05/09/13 (t) (v)		1,800	1,891
Pacific Life Global Funding, 5.15%, 04/15/13 (t) (v)		500	522
Pearson Dollar Finance Plc, 5.70%, 06/01/14 (t) (v)		1,000	1,056
ProLogis, 6.63%, 05/15/18		900	854
Royal Bank of Scotland Group Plc
0.51%, 03/30/12 (e) (i) (t) (v)		18,800	18,741
7.09% (callable at 100 on 09/29/17) (p)	EUR	100	71
Royal Bank of Scotland Plc
1.45%, 10/20/11 (t) (v)		22,500	22,450
1.40%, 04/23/12		400	404
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (p) (t) (v)		900	809
SLM Corp.
1.08%, 04/26/11 (i)	EUR	400	537
0.51%, 10/25/11 (i)		1,400	1,311
Sovereign Bancorp Inc., 4.90%, 09/23/10		4,100	4,187
Svenska Handelsbanken AB, 1.25%, 09/14/12 (i) (t) (v)		4,300	4,278
TransCapitalInvest Ltd., 7.70%, 08/07/13 (t) (v)		1,500	1,615
UBS AG Stamford, 1.50%, 09/29/11 (i)		7,100	7,082
US Central Federal Credit Union, 1.90%, 10/19/12 (t) (v)		6,600	6,595
Wachovia Corp.
0.38%, 10/15/11 (i)		4,200	4,153
0.41%, 04/23/12 (i)		6,400	6,311
Wells Fargo & Co.
4.38%, 01/31/13		800	831
0.48%, 10/28/15 (e) (i)		500	464
7.98%, (callable at 100 beginning 03/15/18) (p)		1,300	1,303
Wells Fargo Capital XIII,
7.70% (callable at 100 beginning 03/26/13) (p)		800	775
Western Corporate Federal Credit Union, 1.75%, 11/02/12		6,100	6,072
Westpac Banking Corp., 0.54%, 09/10/14 (i) (t) (v)		700	700
			387,336
HEALTH CARE - 0.2%
Roche Holdings Inc., 2.26%, 02/25/11 (i) (t) (v)		1,700	1,736
UnitedHealth Group Inc., 4.88%, 02/15/13		100	105
			1,841
INDUSTRIALS - 0.4%
PACCAR Inc., 1.43%, 09/14/12 (i)		3,700	3,747
Waste Management Inc., 6.10%, 03/15/18		1,100	1,170
			4,917
INFORMATION TECHNOLOGY - 0.4%
Seagate Technology Inc., 6.38%, 10/01/11 (e)		5,000	5,088

MATERIALS - 0.5%
Dow Chemical Co.
2.53%, 08/08/11 (i)		4,000	4,071
4.85%, 08/15/12 (e)		1,000	1,051
Rexam Plc, 6.75%, 06/01/13 (t) (v)		700	744
			5,866
TELECOMMUNICATION SERVICES - 0.6%
Telefonica Emisiones SAU, 0.61%, 02/04/13 (i)		4,641	4,569
Verizon Wireless Capital LLC, 2.87%, 05/20/11 (i)		2,200	2,275
			6,844
UTILITIES - 0.0%
American Electric Power Co. Inc., 5.25%, 06/01/15		500	518

Total Corporate Bonds and Notes (cost $419,301)			421,074

GOVERNMENT AND AGENCY OBLIGATIONS - 85.0%
GOVERNMENT SECURITIES - 82.1%
Municipals - 0.1%
Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47		480	383
Tobacco Settlement Financing Corp. New Jersey,
4.75%, 06/01/34		1,000	697
Tobacco Settlement Funding Corp., 5.00%, 06/01/41		200	138
			1,218
Sovereign - 2.0%
Bundesrepublic Deutschland, 3.75%, 01/04/15	EUR	8,700	13,189
Societe Financement de l'Economie Francaise
2.13%, 01/30/12 (t) (v)		400	405
0.45%, 07/16/12 (i) (t) (v)		10,600	10,653
			24,247
Treasury Inflation Index Securities - 80.0%
U.S. Treasury Inflation Indexed Note
3.38%, 01/15/12 (r)		3,278	4,297
2.00%, 04/15/12, TBA (g) (r)		63,726	66,594
3.00%, 07/15/12 (r)		16,411	21,200
0.63%, 04/15/13 (o) (r)		44,182	46,489
1.88%, 07/15/13, TBA (g) (r)		60,358	63,598
1.88%, 07/15/13, TBA (g) (r)		88,423	93,127
1.25%, 04/15/14 (o) (r)		42,728	44,234
1.25%, 04/15/14, TBA (g) (r)		10,216	10,559
2.00%, 07/15/14 (r)		9,447	11,299
1.63%, 01/15/15, TBA (g) (r)		54,603	61,344
2.00%, 01/15/16 (r)		27,202	31,860
2.50%, 07/15/16 (r)		34,815	39,634
2.63%, 07/15/17 (r)		19,859	21,451
1.63%, 01/15/18 (r)		37,280	38,661
1.63%, 01/15/18, TBA (g) (r)		13,829	14,157
1.63%, 01/15/18, TBA (g) (r)		11,664	11,940
1.38%, 07/15/18 (r)		8,556	9,844
2.13%, 01/15/19 (e) (r)		12,027	12,173
2.38%, 01/15/25, TBA (g) (r)		48,183	50,840
2.00%, 01/15/26 (o) (r)		17,588	19,799
2.38%, 01/15/27 (r)		42,373	44,559
2.38%, 01/15/27, TBA (g) (r)		32,166	33,850
1.75%, 01/15/38 (r)		50,271	49,593
3.63%, 04/15/28 (r)		103	132
3.63%, 04/15/28, TBA (g) (r)		51,475	63,623
2.50%, 01/15/29, TBA (g) (r)		35,971	35,855
2.50%, 01/15/29, TBA (g) (r)		10,071	10,802
3.88%, 04/15/29 (r)		29,958	40,781
			952,295
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.9%
Federal Home Loan Mortgage Corp. - 1.1%
Federal Home Loan Mortgage Corp.
0.21%, 08/05/11 (i)		3	3
6.70%, 07/01/36 (i)		1,334	1,414
6.59%, 09/01/36 (i)		1,339	1,417
6.61%, 10/01/36 (i)		1,633	1,717
REMIC, 5.50%, 05/15/16		297	300
REMIC, 0.46%, 02/15/19 (i)		3,248	3,249
REMIC, 0.38%, 07/15/19 (i)		1,481	1,462
REMIC, 0.38%, 10/15/20 (i)		1,566	1,543
REMIC, 5.00%, 05/15/27		782	796
REMIC, 1.83%, 10/25/44 (i)		866	827
REMIC, 1.83%, 02/25/45 (i)		640	591
			13,319
Federal National Mortgage Association - 0.6%
Federal National Mortgage Association
2.82%, 11/01/35 (i)		399	405
5.62%, 03/01/36 (i)		734	773
5.93%, 06/01/36 (i)		424	452
REMIC, 5.00%, 02/25/17		518	532
REMIC, 1.03%, 02/25/36 (i)		1,963	1,957
REMIC, 0.29%, 07/25/37 (i)		1,163	1,051
REMIC, 0.43%, 11/27/37 (f)		2,100	1,995
			7,165

Government National Mortgage Association - 1.0%
Government National Mortgage Association,
0.53%, 03/20/37 (i)		12,318	12,077

Small Business Administration Participation Certificates - 0.2%
Small Business Administration Participation Certificates,
5.29%, 12/01/27		1,660	1,765

Total Government and Agency Obligations (cost $1,026,412)			1,012,086

SHORT TERM INVESTMENTS - 13.9%
Certificates of Deposit - 1.8%
Barclays Bank Plc, 1.07%, 03/22/11		11,800	11,789
Sanpaolo IMI SpA, 0.90%, 06/09/10 (i)		9,300	9,299
			21,088
Federal Home Loan Bank - 1.6%
Federal Home Loan Bank
0.01%, 02/17/10		15,200	15,200
0.09%, 02/19/10		4,400	4,400
			19,600
Federal Home Loan Mortgage Corp. - 3.1%
Federal Home Loan Mortgage Corp.
0.24%, 01/25/10		22,500	22,500
0.06%, 02/18/10		12,100	12,098
0.09%, 03/09/10		2,200	2,200
			36,798
Federal National Mortgage Association - 3.4%
Federal National Mortgage Association
0.05%, 02/01/10		15,500	15,499
0.07%, 02/04/10		21,850	21,848
0.02%, 02/24/10		3,000	3,000
			40,347
Mutual Funds - 0.1%
JNL Money Market Fund, 0.07% (a) (h)		963	963

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		45,135	45,135

U.S. Treasury Securities - 0.1%
U.S. Treasury Bill
0.04%, 03/18/10 (m)		520	520
0.19%, 03/25/10 (m)		1,040	1,040
			1,560

Total Short Term Investments (cost $165,504)			165,491

Total Investments - 145.6% (cost $1,755,730)			1,733,042
Other Assets and Liabilities, Net - (45.6%) (o)			(542,977)
Total Net Assets - 100%			$1,190,065

JNL/PIMCO Total Return Bond Fund
PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
General Motors Corp., 5.25%,
Series B (callable at 25.55 beginning 02/19/10) (d)		128	$730

FINANCIALS - 0.2%
American International Group Inc., Convertible Preferred,
8.50%, 08/01/11		44	495
DG Funding Trust,
0.64% (callable at 10,000 beginning 02/18/10) (f) (p) (t) (u)		-	3,709
			4,204

Total Preferred Stocks (cost $5,205)			4,934

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 6.5%
Access Group Inc., 1.58%, 10/27/25 (i)		$8,159	8,399
American Home Mortgage Investment Trust
REMIC, 2.23%, 02/25/45 (i)		419	316
Amortizing Residential Collateral Trust
REMIC, 0.52%, 07/25/32 (i)		15	14
Asset Backed Securities Corp. Home Equity
REMIC, 0.51%, 09/25/34 (i)		294	245
Banc of America Commercial Mortgage Inc.
REMIC, 5.74%, 05/10/45 (i)		2,000	1,965
REMIC, 5.66%, 06/10/49 (i)		2,830	2,365
Banc of America Funding Corp. REMIC, 3.27%, 05/25/35 (i)		605	569
Banc of America Mortgage Securities Inc.
REMIC, 6.50%, 10/25/31		88	86
REMIC, 6.50%, 09/25/33		39	39
Bank of America Auto Trust, 1.70%, 12/15/11 (t) (v)		1,700	1,709
Bank of America Credit Card Trust, 0.81%, 04/15/13 (i)		1,800	1,796
Bear Stearns Adjustable Rate Mortgage Trust
REMIC, 3.72%, 11/25/34 (i)		1,672	1,414
REMIC, 4.15%, 11/25/34 (i)		525	494
REMIC, 2.18%, 03/25/35 (i)		4,813	4,310
Bear Stearns Alt-A Trust REMIC, 5.38%, 09/25/35 (i)		486	325
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.33%, 02/11/44		300	259
Bear Stearns Structured Products Inc.
REMIC, 5.63%, 01/26/36 (i)		1,444	890
REMIC, 5.67%, 12/26/46 (i)		823	465
Chase Issuance Trust, 1.75%, 09/15/15 (i)		12,800	13,176
Citigroup Mortgage Loan Trust Inc.
REMIC, 4.70%, 12/25/35 (i)		239	213
REMIC, 0.29%, 05/25/37 (i)		1,893	1,365
Commercial Mortgage Pass-Through Certificates
REMIC, 5.31%, 12/10/46		2,100	1,792
Countrywide Alternative Loan Trust REMIC,
0.41%, 05/25/47 (i)		955	477
Countrywide Asset-Backed Certificates REMIC,
0.34%, 10/25/46 (i)		181	176
Countrywide Financial Corp., 5.13%, 02/17/11		300	490
Countrywide Home Loan Mortgage Pass-Through Trust
REMIC, 3.51%, 11/25/34 (i)		1,181	956
REMIC, 3.70%, 02/20/35 (i)		2,056	1,684
REMIC, 5.25%, 02/20/36 (i)		287	188
Credit Suisse Mortgage Capital Certificates
REMIC, 5.66%, 03/15/39 (i)		200	173
REMIC, 5.70%, 09/15/40 (i)		7,800	6,223
CS First Boston Mortgage Securities Corp. REMIC,
0.88%, 03/25/32 (i) (t) (v)		31	26
Equity One ABS Inc., 0.79%, 11/25/32 (i)		195	142
First Franklin Mortgage Loan Asset Backed Certificates
REMIC, 0.27%, 01/25/38 (i)		329	320
Ford Credit Auto Owner Trust, 2.00%, 12/15/11		700	704
GE Capital Commercial Mortgage Corp. REMIC,
4.23%, 12/10/37		1,227	1,241
GreenPoint Mortgage Funding Trust REMIC,
0.31%, 01/25/47 (i)		678	588
Greenwich Capital Commercial Funding Corp.
REMIC, 5.44%, 03/10/39		1,000	884
REMIC, 4.80%, 08/10/42 (i)		100	97
GS Mortgage Securities Corp. II
0.32%, 03/06/20 (i) (t) (v)		1,675	1,593
REMIC, 5.81%, 08/10/45 (e) (i)		1,600	1,374
GSR Mortgage Loan Trust
REMIC, 3.34%, 09/25/35 (i)		2,697	2,339
REMIC, 5.23%, 11/25/35 (i)		1,461	1,212
Harborview Mortgage Loan Trust
REMIC, 0.45%, 05/19/35 (i)		209	108
REMIC, 5.10%, 07/19/35 (i)		997	692
HFC Home Equity Loan Asset Backed Certificates
REMIC, 0.52%, 01/20/34 (i)		1,394	1,179
HSI Asset Securitization Corp. Trust
REMIC, 0.28%, 12/25/36 (i)		173	125
IndyMac ARM Trust REMIC, 2.46%, 01/25/32 (i)		1	-
IndyMac Index Mortgage Loan Trust
REMIC, 3.18%, 01/25/36 (i)		1,079	673
REMIC, 0.32%, 11/25/46 (i)		237	223
JPMorgan Chase & Co. Adjustable Rate Mortgage Trust
REMIC, 3.23%, 11/25/30 (i)		3	3
REMIC, 4.46%, 02/25/33 (i)		16	15
REMIC, 5.63%, 02/25/33 (i)		27	27
REMIC, 4.99%, 04/25/33 (i)		102	91
REMIC, 3.77%, 01/25/34 (i)		317	280
JPMorgan Chase & Co. Alt-A Trust REMIC,
5.31%, 05/25/35 (i)		767	532
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 5.47%, 01/12/45 (i)		700	662
REMIC, 5.33%, 05/15/47 (e)		1,900	1,648
REMIC, 5.44%, 06/12/47		11,300	9,844
REMIC, 5.42%, 01/15/49		6,400	5,399
REMIC, 5.82%, 06/15/49 (i)		100	97
REMIC, 5.79%, 02/12/51 (i)		14,500	12,649
REMIC, 5.88%, 02/15/51 (i)		700	606
JPMorgan Mortgage Acquisition Corp.
REMIC, 0.28%, 08/25/36 (i)		12	12
REMIC, 0.28%, 06/25/37 (i)		7,957	7,278
JPMorgan Mortgage Trust
5.75%, 01/25/36		590	491
REMIC, 5.02%, 02/25/35 (i)		561	516
Lehman Brothers Commercial Mortgage Trust
REMIC, 0.31%, 09/15/21 (i) (t) (v)		174	162
Long Beach Mortgage Loan Trust
REMIC, 0.51%, 10/25/34 (i)		34	26
MASTR Asset Backed Securities Trust
REMIC, 0.28%, 01/25/37 (i)		581	189
REMIC, 0.31%, 05/25/37 (i)		440	397
Mellon Residential Funding Corp.
REMIC, 2.61%, 10/20/29 (i)		235	221
REMIC, 0.72%, 06/15/30 (i)		530	446
Merrill Lynch Mortgage Investors Inc.
REMIC, 3.40%, 05/25/33 (i)		791	732
REMIC, 0.44%, 02/25/36 (i)		459	314
Merrill Lynch/Countrywide Commercial Mortgage Trust
REMIC, 5.96%, 07/12/17 (i)		10,700	9,235
REMIC, 5.49%, 03/12/51 (i)		1,500	1,220
Mid-State Trust REMIC, 8.33%, 04/01/30		11	11
MLCC Mortgage Investors Inc.
REMIC, 1.23%, 10/25/35 (i)		225	184
REMIC, 0.48%, 11/25/35 (i)		368	227
Morgan Stanley Asset-Backed Securities Capital I
REMIC, 0.27%, 01/25/37 (i)		339	320
Morgan Stanley Capital I
REMIC, 0.29%, 10/15/20 (i) (t) (v)		413	365
REMIC, 5.81%, 12/12/49		100	85
Park Place Securities Inc. REMIC, 0.54%, 10/25/34 (i)		948	773
Prime Mortgage Trust
REMIC, 0.63%, 02/25/19 (i)		16	15
REMIC, 0.63%, 02/25/34 (i)		98	89
Saxon Asset Securities Trust REMIC, 0.29%, 11/25/36 (i)		-	-
SBI Heloc Trust REMIC, 0.40%, 08/25/36 (i) (t) (v)		143	129
Securitized Asset Backed Receivables LLC Trust
REMIC, 0.29%, 12/25/36 (i)		435	208
Sequoia Mortgage Trust REMIC, 0.58%, 10/19/26 (i)		94	70
SLM Student Loan Trust
0.58%, 01/26/15 (i)		518	517
0.28%, 10/25/16 (i)		681	680
1.78%, 04/25/23 (i)		12,059	12,535
REMIC, 0.27%, 10/27/14 (i)		1,046	1,045
Structured Asset Mortgage Investments Inc.
REMIC, 0.89%, 09/19/32 (i)		78	65
REMIC, 0.48%, 07/19/35 (i)		925	758
REMIC, 0.36%, 03/25/37 (i)		1,815	834
Structured Asset Securities Corp.
REMIC, 2.92%, 02/25/32 (i)		3	2
REMIC, 0.52%, 01/25/33 (i)		11	10
REMIC, 0.28%, 10/25/36 (i)		298	282
Thornburg Mortgage Securities Trust
REMIC, 0.35%, 06/25/36 (i)		2,725	2,672
REMIC, 0.34%, 12/25/36 (i)		762	732
Vendee Mortgage Trust REMIC, 6.50%, 09/15/24		621	642
Wachovia Bank Commercial Mortgage Trust
REMIC, 0.31%, 06/15/20 (i) (t) (v)		1,873	1,566
REMIC, 0.32%, 09/15/21 (i) (t) (v)		7,635	6,504
REMIC, 5.51%, 04/15/47		1,000	802
Washington Mutual Mortgage Pass-Through Certificates
REMIC, 3.06%, 02/25/31 (i)		14	11
REMIC, 1.94%, 08/25/42 (i)		200	147
REMIC, 1.74%, 11/25/42 (i)		120	79
REMIC, 0.52%, 10/25/45 (i)		215	154
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.96%, 01/25/35 (i)		1,343	1,228
REMIC, 4.95%, 03/25/36 (i)		1,155	955

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $167,643)			153,881

CORPORATE BONDS AND NOTES - 27.2%
CONSUMER DISCRETIONARY - 0.5%
Ally Auto Receivables Trust, 1.32%, 03/15/12 (t) (v)		2,300	2,304
Comcast Corp.
5.88%, 02/15/18		400	425
6.45%, 03/15/37		400	412
Princeton University, 5.70%, 03/01/39 (e)		4,500	4,622
R.H. Donnelley Corp., Term Loan
6.75%, 06/30/11 (i) (u)		42	39
6.75%, 06/30/11 (i) (u)		31	29
6.75%, 06/30/11 (i) (u)		640	587
Target Corp., 5.13%, 01/15/13		3,000	3,257
			11,675
CONSUMER STAPLES - 0.4%
Anheuser-Busch Cos. Inc., 5.50%, 01/15/18		100	101
Campbell Soup Co., 4.50%, 02/15/19 (e)		6,800	6,805
Kraft Foods Inc.
6.13%, 02/01/18 (e)		1,400	1,472
6.88%, 02/01/38		600	630
Philip Morris International Inc., 5.65%, 05/16/18		1,200	1,262
			10,270
ENERGY - 1.3%
El Paso Corp.
8.05%, 10/15/30 (e)		600	565
7.80%, 08/01/31		800	753
Gaz Capital SA, 6.21%, 11/22/16 (t) (v)		300	287
Kinder Morgan Energy Partners LP, 5.95%, 02/15/18		6,400	6,779
Peabody Energy Corp., 7.88%, 11/01/26		500	508
Petrobras International Finance Co., 7.88%, 03/15/19		11,700	13,488
Petroleos Mexica, 8.00%, 05/03/19		6,500	7,524
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.84%, 09/30/27 (t) (v)		500	499
			30,403
FINANCIALS - 21.1%
Allstate Life Global Funding Trust, 5.38%, 04/30/13		1,900	2,027
American Express Bank FSB
5.50%, 04/16/13		2,700	2,878
6.00%, 09/13/17		300	311
American Express Centurion Bank, 6.00%, 09/13/17 (e)		300	311
American Express Co., 7.00%, 03/19/18		2,100	2,313
American General Finance Corp.
4.88%, 05/15/10		10,800	10,651
6.90%, 12/15/17		2,400	1,666
American Honda Finance Corp., 0.33%, 02/09/10 (i) (t) (v)		1,900	1,899
American International Group Inc.
4.00%, 09/20/11	EUR	2,500	3,338
5.05%, 10/01/15		200	167
5.85%, 01/16/18		18,100	14,852
8.25%, 08/15/18		10,100	9,482
6.25%, 05/01/36		6,800	5,049
6.25%, 03/15/37		800	440
8.18%, 05/15/58		4,400	2,904
ANZ National International Ltd., 6.20%, 07/19/13 (t) (v)		2,200	2,368
Bank of America Corp.
2.38%, 06/22/12		6,100	6,216
6.50%, 08/01/16		10,500	11,290
6.00%, 09/01/17		1,700	1,764
Bank of America NA
0.53%, 06/15/16 (i)		700	623
6.00%, 10/15/36		600	580
Bank of New York Mellon Corp., 0.68%, 02/05/10 (i)		7,400	7,404
Barclays Bank Plc
5.45%, 09/12/12		10,700	11,571
5.00%, 09/22/16		10,600	10,831
6.05%, 12/04/17 (t) (v)		1,600	1,628
5.93% (callable at 100 on 12/15/16) (p) (t) (v)		5,000	3,750
7.43% (callable at 100 on 12/15/17) (p) (t) (v)		15,000	13,650
BNP Paribas,
5.19% (callable at 100 on 06/29/15) (p) (t) (v)		4,100	3,380
Cemex 10 Capital SPV Ltd.,
6.72% (callable at 100 beginning 12/31/16) (e) (p) (t) (v)		1,000	705
Chrysler Financial Co. LLC, Term Loan,
4.24%, 08/03/14 (i) (u)		3,910	3,822
Citibank NA, 1.88%, 06/04/12 (e)		400	402
Citigroup Capital XXI, 8.30%, 12/21/57		9,800	9,432
Citigroup Funding Inc., 2.25%, 12/10/12		1,800	1,814
Citigroup Inc.
2.13%, 04/30/12		5,400	5,457
1.88%, 05/07/12		2,600	2,613
5.50%, 08/27/12		1,500	1,567
5.63%, 08/27/12		1,000	1,029
5.30%, 10/17/12		600	625
5.50%, 04/11/13 (e)		13,900	14,411
5.85%, 07/02/13		400	416
5.50%, 10/15/14 (e)		10,900	11,037
6.00%, 08/15/17		2,200	2,199
8.50%, 05/22/19		1,000	1,155
6.13%, 08/25/36		1,700	1,458
Countrywide Financial Corp., 5.80%, 06/07/12		2,300	2,441
Credit Agricole SA
0.30%, 05/28/10 (i) (t) (v)		1,600	1,600
8.38% (callable at 100 beginning 10/13/19) (p) (t) (v)		15,500	16,430
Deutsche Bank AG London, 6.00%, 09/01/17 (e)		3,000	3,271
Dexia Credit Local, 0.90%, 09/23/11 (i) (t) (v)		5,600	5,647
ENEL Finance International SA, 6.25%, 09/15/17 (t) (v)		4,700	5,168
Export-Import Bank of China, 4.88%, 07/21/15 (t) (v)		200	213
Export-Import Bank of Korea, 5.88%, 01/14/15		9,700	10,409
Fifth Third Bancorp, 8.25%, 03/01/38		10,200	9,698
Ford Motor Credit Co. LLC
7.88%, 06/15/10		1,000	1,015
7.38%, 02/01/11		2,400	2,449
7.00%, 10/01/13		500	499
Fortis Bank Nederland Holding, 3.00%, 04/17/12	EUR	500	733
General Electric Capital Corp.
3.00%, 12/09/11 (e)		3,000	3,092
2.20%, 06/08/12		6,700	6,794
2.00%, 09/28/12		3,500	3,505
0.45%, 01/08/16 (i)		200	181
5.50%, 09/15/67	EUR	6,100	6,739
6.38%, 11/15/67		3,200	2,776
GMAC LLC, 6.00%, 12/15/11		200	196
Goldman Sachs Group Inc.
6.88%, 01/15/11		6,500	6,893
5.63%, 01/15/17		2,200	2,247
6.25%, 09/01/17 (e)		4,400	4,719
5.95%, 01/18/18		1,200	1,267
6.15%, 04/01/18		600	642
6.75%, 10/01/37 (e)		6,300	6,476
HSBC Holdings Plc
6.50%, 05/02/36		500	524
6.50%, 09/15/37		700	731
International Lease Finance Corp., 5.55%, 09/05/12		4,200	3,497
JPMorgan Chase & Co.
0.39%, 05/18/10 (i)		5,600	5,603
4.55%, 06/23/10		3,400	3,457
0.48%, 08/15/11 (e) (i)		100	100
6.95%, 08/10/12		3,500	3,910
6.00%, 01/15/18		1,200	1,290
7.90%, (callable at 100 beginning 04/30/18) (p)		4,200	4,332
JPMorgan Chase Bank NA, 6.00%, 10/01/17		4,100	4,390
JPMorgan Chase Capital XX, 6.55%, 09/29/36		300	275
LBG Capital No.1 Plc,
8.50%, (callable at 100 on 05/15/20) (f) (p) (u)		200	149
LeasePlan Corp. NV, 3.13%, 02/10/12	EUR	3,500	5,136
Lehman Brothers Holdings Inc.
3.29%, 11/24/08 (d)		4,800	936
3.26%, 12/23/08 (d)		200	39
1.52%, 04/03/09 (d)		600	117
0.71%, 11/10/09 (d)		900	176
0.54%, 11/16/09 (d)		400	78
0.53%, 05/25/10 (d)		1,100	214
0.73%, 07/18/11 (d)		1,100	214
5.63%, 01/24/13 (d)		1,600	328
6.20%, 09/26/14 (d)		1,700	332
6.88%, 05/02/18 (d)		1,000	208
Merrill Lynch & Co. Inc.
0.48%, 07/25/11 (i)		1,900	1,871
0.50%, 10/25/11 (i)		13,600	13,603
6.05%, 08/15/12		600	643
6.40%, 08/28/17		1,900	2,000
MetLife Global Funding Inc., 0.31%, 05/17/10 (i) (t) (v)		3,000	2,997
MetLife Inc., 6.40%, 12/15/36		500	438
Morgan Stanley
2.37%, 05/14/10 (i)		3,700	3,727
6.60%, 04/01/12		2,500	2,720
6.25%, 08/28/17		1,200	1,252
5.95%, 12/28/17		1,800	1,857
National Australia Bank Ltd.
0.73%, 02/08/10 (i) (t) (v)		11,400	11,401
5.35%, 06/12/13 (t) (v)		1,900	2,045
National City Bank, 4.50%, 03/15/10 (e)		5,000	5,031
Nationwide Life Global Funding I, 5.45%, 10/02/12 (t) (v)		16,200	16,002
Northern Rock Plc, 5.63%, 06/22/17 (t) (u)		16,000	15,028
Petroleum Export Ltd., 5.27%, 06/15/11 (t) (v)		88	85
PNC Bank NA, 0.73%, 02/01/10 (i)		8,600	8,585
Principal Life Income Funding Trusts, 5.30%, 04/24/13 (e)		1,700	1,795
RBS Capital Trust I,
4.71% (callable at 100 beginning 07/01/13) (p)		800	392
Resona Bank Ltd.,
5.85% (callable at 100 beginning 04/15/16) (p) (t) (v)		300	262
Royal Bank of Scotland Group Plc,
6.99% (callable at 100 beginning 10/05/17) (p) (t) (v)		2,100	1,166
Royal Bank of Scotland Plc
0.67%, 04/08/11 (i) (t) (v)		8,100	8,117
3.00%, 12/09/11 (t) (v)		3,800	3,893
2.63%, 05/11/12 (t) (v)		1,200	1,217
4.88%, 08/25/14 (t) (v)		400	405
Santander Perpetual SA Unipersonal,
6.67% (callable at 100 beginning 10/24/17) (p) (t) (v)		3,400	3,056
SLM Corp., 5.13%, 08/27/12		500	469
SMFG Preferred Capital Ltd.,
6.08% (callable at 100 beginning 01/25/17) (p) (t) (v)		1,000	859
Sovereign Bancorp Inc., 4.90%, 09/23/10		5,000	5,106
State Street Capital Trust III, 8.25%, 03/15/42		1,700	1,741
State Street Capital Trust IV, 1.25%, 06/15/37 (i)		200	135
Sumitomo Mitsui Banking Corp.,
5.63% (callable at 100 beginning 10/15/15) (p) (t) (v)		1,500	1,430
Svenska Handelsbanken AB, 1.25%, 09/14/12 (i) (t) (v)		17,000	16,912
Temasek Financial I Ltd., 4.30%, 10/25/19 (t) (v)		1,800	1,761
TNK-BP Finance SA, 6.13%, 03/20/12 (t) (v)		300	308
TransCapitalInvest Ltd., 8.70%, 08/07/18 (t) (v)		800	917
UBS AG Stamford, 5.88%, 12/20/17		1,200	1,233
UBS Preferred Funding Trust V,
6.24% (callable at 100 beginning 05/15/16) (p)		10,000	7,825
USB Capital IX,
6.19% (callable at 100 beginning 04/15/11) (p)		200	161
Wachovia Corp.
0.38%, 10/15/11 (i)		3,200	3,164
5.75%, 02/01/18		4,300	4,487
Wells Fargo & Co.
0.71%, 01/29/10 (i)		7,500	7,504
7.98%, (callable at 100 beginning 03/15/18) (p)		2,400	2,406
Westpac Banking Corp., 0.76%, 07/16/14 (i) (t) (v)		1,000	1,006
ZFS Finance USA Trust I, 5.88%, 05/09/32 (t) (v)		175	142
			499,775
HEALTH CARE - 0.9%
Amgen Inc., 6.15%, 06/01/18		7,300	8,086
AstraZeneca Plc
5.90%, 09/15/17 (e)		600	667
6.45%, 09/15/37		600	676
Novartis Capital Corp., 4.13%, 02/10/14		5,800	6,097
Roche Holdings Inc., 7.00%, 03/01/39 (e) (t) (v)		3,600	4,355
UnitedHealth Group Inc., 4.88%, 02/15/13		1,600	1,674
			21,555
INDUSTRIALS - 0.2%
Union Pacific Corp., 5.70%, 08/15/18		4,000	4,190

INFORMATION TECHNOLOGY - 1.2%
Dell Inc., 4.70%, 04/15/13		3,600	3,798
International Business Machines Corp., 5.70%, 09/14/17		13,200	14,432
Oracle Corp.
4.95%, 04/15/13		4,200	4,507
5.75%, 04/15/18		4,100	4,433
			27,170
MATERIALS - 0.3%
Corp. Nacional del Cobre de Chile
7.50%, 01/15/19 (e) (t) (v)		1,900	2,228
6.15%, 10/24/36 (t) (v)		200	206
Nucor Corp., 5.75%, 12/01/17		2,400	2,580
Rohm & Haas Co., 6.00%, 09/15/17		900	929
Vale Overseas Ltd.
6.25%, 01/23/17		300	313
6.88%, 11/21/36		300	300
			6,556
TELECOMMUNICATION SERVICES - 1.1%
AT&T Inc.
0.38%, 02/05/10 (i)		900	900
4.95%, 01/15/13		2,000	2,133
5.50%, 02/01/18		2,000	2,086
6.30%, 01/15/38		1,400	1,422
Qwest Corp., 7.63%, 06/15/15		800	828
Telecom Italia Capital SA, 0.86%, 07/18/11 (i)		1,900	1,892
Verizon Wireless Capital LLC
2.87%, 05/20/11 (e) (i)		4,900	5,066
5.25%, 02/01/12		9,900	10,500
			24,827
UTILITIES - 0.2%
Electricite de France SA
5.50%, 01/26/14 (t) (v)		1,600	1,739
6.50%, 01/26/19 (t) (v)		1,600	1,796
6.95%, 01/26/39 (t) (v)		1,600	1,892
Virginia Electric & Power Co., 6.35%, 11/30/37		200	218
			5,645

Total Corporate Bonds and Notes (cost $632,145)			642,066

GOVERNMENT AND AGENCY OBLIGATIONS - 45.9%
GOVERNMENT SECURITIES - 19.9%
Municipals - 1.9%
Buckeye Tobacco Settlement Financing Authority
(insured by AMBAC Assurance Corp.),
5.88%, 06/01/30		1,000	849
Chicago Transit Authority
6.30%, 12/01/21		200	209
6.30%, 12/01/21		100	105
6.90%, 12/01/40		2,000	2,122
6.90%, 12/01/40		2,100	2,228
Golden State Tobacco Securitization Corp.,
5.75%, 06/01/47		6,900	5,116
Illinois Municipal Electric Agency, 6.83%, 02/01/35		1,800	1,842
Los Angeles Unified School District Municipal Bond -
Series A-1 (insured by FSA), 4.50%, 07/01/22		3,600	3,657
Los Angeles Unified School District Municipal Bond
(insured by National Public Finance Guarantee Corp),
4.50%, 01/01/28		6,300	5,926
New Jersey State Turnpike Authority, 7.41%, 01/01/40		7,800	8,734
North Carolina Turnkpike Authority Series B,
6.70%, 01/01/39		2,000	2,049
San Diego Tobacco Settlement Revenue
Funding Corp., 7.13%, 06/01/32		840	668
State of California, 5.00%, 12/01/37		3,000	2,702
State of California Various Purpose Bond
7.50%, 04/01/34		600	582
5.65%, 04/01/39		600	612
7.55%, 04/01/39		600	581
State of Iowa, 6.75%, 06/01/34		4,100	4,173
State of Texas, 4.75%, 04/01/35		500	500
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23		240	202
Tobacco Settlement Authority of West Virgina,
7.47%, 06/01/47		1,725	1,378
Washington State Municipal Bond
(insured by National Public Finance Guarantee Corp),
0.00%, 12/01/20 (j)		1,400	892
			45,127
Sovereign - 0.4%
Brazilian Government International Bond
12.50%, 01/05/22	BRL	1,300	843
10.25%, 01/10/28	BRL	800	459
Societe Financement de l'Economie Francaise
2.13%, 05/20/12	EUR	300	434
0.45%, 07/16/12 (i) (t) (v)		2,000	2,010
3.38%, 05/05/14 (l) (t) (v)		4,200	4,282
South Africa Government International Bond,
5.88%, 05/30/22		100	102
United Mexican States, 6.05%, 01/11/40		1,500	1,442
			9,572
U.S. Treasury Securities - 17.6%
U.S. Treasury Bond
5.38%, 02/15/31		2,400	2,652
4.38%, 02/15/38		2,400	2,304
4.50%, 05/15/38		600	588
3.50%, 02/15/39		6,800	5,570
4.25%, 05/15/39 (o)		21,800	20,451
4.50%, 08/15/39		5,000	4,887
4.38%, 11/15/39 (o)		20,600	19,718
U.S. Treasury Note
1.00%, 07/31/11 (o) (e)		229,500	229,850
1.00%, 08/31/11		102,100	102,152
1.00%, 10/31/11		2,800	2,797
2.63%, 12/31/14		14,400	14,358
2.75%, 11/30/16		9,700	9,339
			414,666
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 26.0%
Federal Home Loan Bank - 0.0%
Federal Home Loan Bank, 1.00%, 12/28/11		800	797

Federal Home Loan Mortgage Corp. - 4.0%
Federal Home Loan Mortgage Corp.
1.13%, 06/01/11		7,100	7,124
1.13%, 12/15/11 (e)		1,000	997
6.00%, 03/01/16		17	18
6.00%, 03/01/16		5	5
6.00%, 03/01/16		14	15
6.00%, 08/01/16		17	18
6.00%, 08/01/26		2,359	2,529
3.33%, 07/01/27 (i)		1	1
6.00%, 09/01/27		5,828	6,235
6.00%, 01/16/31, TBA (g)		39,000	41,352
7.50%, 03/01/32 (f)		182	183
5.50%, 01/01/34, TBA (g)		16,000	16,760
5.50%, 12/01/36		594	623
5.50%, 03/01/37		589	618
6.00%, 04/01/38		54	58
6.00%, 04/01/38		610	647
6.00%, 04/01/38		142	152
6.00%, 04/01/38		45	48
6.00%, 04/01/38		282	302
5.50%, 08/19/38		3,273	3,432
REMIC, 0.38%, 07/15/19 (i)		1,428	1,410
REMIC, 0.38%, 08/15/19		3,260	3,215
REMIC, 7.00%, 05/15/23		319	347
REMIC, 0.68%, 11/15/30 (i)		5	5
REMIC, 4.50%, 03/15/34		8,027	7,282
REMIC, 0.27%, 12/25/36 (i)		2,002	1,936
REMIC, 1.83%, 02/25/45 (i)		102	95
			95,407
Federal National Mortgage Association - 20.8%
Federal National Mortgage Association
6.00%, 04/01/16		19	20
6.00%, 04/01/16		35	38
6.00%, 04/01/16		48	51
6.00%, 05/01/16		44	48
6.00%, 08/01/16		27	29
6.00%, 09/01/16		11	12
6.00%, 11/01/16		17	18
6.00%, 11/01/16		40	43
5.50%, 12/01/16		72	77
5.50%, 12/01/16		11	12
5.50%, 12/01/16		38	40
5.50%, 01/01/17		7	8
5.50%, 01/01/17		28	30
5.50%, 01/01/17		15	16
6.00%, 02/01/17		2	2
6.00%, 02/01/17		11	12
5.50%, 03/01/17		46	49
6.00%, 03/01/17		16	17
6.00%, 03/01/17		9	10
6.00%, 03/01/17		30	33
6.00%, 04/01/17		3	3
6.00%, 04/01/17		10	10
6.00%, 04/01/17		38	41
6.00%, 05/01/17		6	6
6.00%, 05/01/17		9	10
5.50%, 10/01/17		45	48
6.00%, 10/01/17		43	46
5.50%, 11/01/17		27	29
5.50%, 11/01/17		2	2
5.50%, 05/01/21		85	90
5.50%, 06/01/21		24	25
5.50%, 10/01/21		1,067	1,132
5.50%, 03/01/22		143	151
5.50%, 04/01/22		560	593
5.50%, 04/01/22		105	111
5.50%, 05/01/22		93	99
5.50%, 05/01/22		135	143
5.50%, 05/01/22		29	31
5.50%, 06/01/22		40	42
5.50%, 06/01/22		188	199
5.50%, 09/01/22		168	178
5.50%, 10/01/22		22	23
5.50%, 12/01/22		131	139
5.50%, 12/01/22		119	126
5.50%, 01/01/23		371	394
5.50%, 01/01/23		196	208
5.50%, 02/01/23		261	277
5.50%, 03/01/23		157	166
5.50%, 04/01/23		318	337
5.50%, 05/01/23		384	406
5.50%, 06/01/23		144	152
5.50%, 06/01/23		62	66
5.50%, 07/01/23		388	410
5.50%, 07/01/23		420	445
5.50%, 07/01/23		256	271
5.50%, 07/01/23		149	158
5.50%, 08/01/23		140	148
5.50%, 09/01/23		77	82
5.50%, 09/01/23		451	477
5.50%, 09/01/23		205	217
5.50%, 12/01/23		1,363	1,443
6.00%, 12/01/26		5,165	5,520
6.00%, 02/01/27		2,868	3,065
6.00%, 06/01/27		3,882	4,143
6.00%, 08/01/27		5,300	5,657
6.00%, 09/01/27		5,727	6,113
6.00%, 10/01/27		5,430	5,797
6.00%, 11/01/27		11,223	11,979
6.50%, 07/01/29		1	1
6.50%, 12/01/29		1	1
5.50%, 11/01/32		57	60
5.50%, 11/01/32		367	386
5.50%, 11/01/32		463	487
5.50%, 11/01/32		408	429
6.00%, 01/01/33		1,463	1,568
6.00%, 03/01/33		32	34
5.50%, 05/01/33		1,640	1,724
5.50%, 10/01/33		13	14
5.50%, 11/01/33		16	17
5.50%, 11/01/33		176	185
5.50%, 11/01/33		356	374
5.50%, 11/01/33		11	12
5.50%, 12/01/33		169	177
5.50%, 12/01/33		263	276
5.00%, 01/01/34, TBA (g)		49,000	50,279
5.50%, 01/01/34		59	62
5.50%, 02/01/34		506	532
5.50%, 02/01/34		273	287
5.50%, 02/01/34		225	236
5.50%, 03/01/34		222	233
5.50%, 03/01/34		1,305	1,376
5.50%, 03/01/34		326	343
5.50%, 04/01/34		3,653	3,848
5.50%, 04/01/34		214	225
5.50%, 04/01/34		12	12
5.50%, 05/01/34		832	875
5.50%, 06/01/34		1,408	1,480
5.50%, 11/01/34		819	861
5.50%, 12/01/34		26	27
6.00%, 12/01/34		7	7
2.73%, 01/01/35 (i)		2,082	2,115
5.50%, 01/01/35		4,507	4,737
5.50%, 02/01/35		964	1,013
6.00%, 07/01/35		261	277
6.00%, 03/01/36		1,481	1,573
5.50%, 04/01/36		16	17
6.00%, 05/01/36		1,183	1,256
6.00%, 06/01/36		1,083	1,151
6.00%, 07/01/36		54	57
6.00%, 08/01/36		77	82
6.00%, 08/01/36		49	53
6.00%, 08/01/36		431	458
6.00%, 08/01/36		1,161	1,234
6.00%, 08/01/36		433	460
6.00%, 08/01/36		501	532
6.00%, 09/01/36		3,732	3,964
6.00%, 09/01/36		1,352	1,436
6.00%, 09/01/36		956	1,016
6.00%, 09/01/36		486	517
6.00%, 09/01/36		303	322
6.50%, 09/01/36		32	35
5.50%, 10/01/36		711	746
6.00%, 10/01/36		11,451	12,163
6.00%, 10/01/36		755	802
5.50%, 12/01/36		47	49
5.50%, 12/01/36		2,418	2,536
6.00%, 12/01/36		638	677
5.50%, 01/01/37, TBA (g)		8,000	8,374
5.50%, 01/01/37		572	600
5.50%, 01/01/37		2,054	2,154
6.50%, 01/01/37, TBA (g)		5,000	5,355
6.00%, 01/16/37, TBA (g)		108,000	114,379
5.50%, 02/01/37		11,449	12,007
5.50%, 02/01/37		4,158	4,357
5.50%, 02/01/37		159	166
6.00%, 02/01/37		825	876
6.50%, 02/01/37		156	167
6.50%, 02/01/37		176	189
5.50%, 03/01/37		627	657
6.00%, 03/01/37		289	307
6.00%, 04/01/37		381	404
6.00%, 05/01/37		104	110
6.00%, 06/01/37		769	816
6.00%, 06/01/37		2,461	2,611
6.00%, 07/01/37		2,481	2,631
6.00%, 07/01/37		34	36
6.00%, 07/01/37		235	249
6.00%, 08/01/37		556	589
6.00%, 08/01/37		659	699
6.00%, 08/01/37		197	209
6.00%, 08/01/37		205	218
6.00%, 08/01/37		811	860
6.00%, 08/01/37		241	255
6.00%, 08/01/37		528	560
6.00%, 08/01/37		320	339
6.00%, 08/01/37		180	191
6.00%, 08/01/37		13,035	13,828
6.00%, 08/01/37		802	850
6.00%, 09/01/37		1,555	1,649
6.00%, 09/01/37		693	736
6.00%, 09/01/37		119	126
6.00%, 09/01/37		683	724
6.00%, 09/01/37		621	658
6.00%, 09/01/37		681	723
6.00%, 10/01/37		577	612
6.00%, 10/01/37		240	254
6.00%, 10/01/37		50	54
6.00%, 10/01/37		826	877
6.00%, 10/01/37		560	594
6.00%, 10/01/37		91	97
6.00%, 10/01/37		4,839	5,133
6.00%, 10/01/37		163	173
6.00%, 10/01/37		777	824
6.50%, 10/01/37		40	43
6.00%, 11/01/37		48	51
6.00%, 11/01/37		5,753	6,103
6.00%, 11/01/37		422	447
6.00%, 11/01/37		596	632
6.00%, 12/01/37		384	408
6.00%, 12/01/37		475	504
6.00%, 01/01/38		770	816
6.00%, 01/01/38		202	214
6.00%, 01/01/38		6,498	6,893
6.50%, 03/01/38		74	79
6.00%, 04/01/38		827	877
6.00%, 05/01/38		814	863
6.00%, 05/01/38		1,030	1,093
6.00%, 06/01/38		868	920
6.00%, 06/01/38		2,889	3,063
6.00%, 06/01/38		180	191
6.00%, 07/01/38		2,647	2,807
6.00%, 08/01/38		839	889
6.00%, 08/01/38		121	129
6.00%, 08/01/38		1,353	1,435
6.00%, 08/01/38		861	913
6.00%, 08/01/38		6,325	6,706
6.00%, 08/01/38		5,077	5,382
6.00%, 09/01/38		3,990	4,230
6.00%, 09/01/38		535	568
6.00%, 09/01/38		2,447	2,595
6.00%, 09/01/38		652	691
6.00%, 09/01/38		13,565	14,382
6.00%, 09/01/38		713	756
6.00%, 10/01/38		653	692
6.00%, 10/01/38		6,080	6,445
6.00%, 10/01/38		514	545
6.00%, 10/01/38		429	454
5.50%, 10/14/38		5,360	5,621
5.50%, 10/14/38		4,853	5,098
5.50%, 10/14/38 (o)		26,944	28,302
6.00%, 11/01/38		607	643
6.00%, 11/01/38		664	704
6.00%, 11/01/38		725	769
5.50%, 11/13/38		20,332	21,370
5.50%, 11/13/38		3,429	3,604
6.00%, 12/01/38		712	755
6.00%, 01/01/39		610	647
6.00%, 01/01/39		448	476
1.94%, 09/01/40 (i)		11	11
1.74%, 06/01/43 (i)		631	629
REMIC, 5.00%, 02/25/17		164	169
REMIC, 5.00%, 04/25/33		568	588
REMIC, 3.85%, 05/25/35 (i)		182	181
REMIC, 0.29%, 07/25/37 (i)		2,109	1,904
REMIC, 6.50%, 12/25/42		79	85
REMIC, 0.58%, 03/25/44 (i)		630	595
			490,723
Government National Mortgage Association - 0.1%
Government National Mortgage Association
4.38%, 05/20/26 (i)		71	73
4.38%, 02/20/27 (i)		6	7
4.38%, 04/20/30 (i)		9	9
4.38%, 05/20/30 (i)		7	7
6.00%, 01/24/32, TBA (g)		1,000	1,057
3.75%, 02/20/32 (i)		83	85
4.00%, 02/20/32 (i)		52	53
			1,291
Small Business Administration Participation Certificates - 1.1%
Small Business Administration Participation Certificates
7.45%, 08/01/10		4	4
6.29%, 01/01/21		30	32
5.13%, 09/01/23		56	59
5.52%, 06/01/24		1,158	1,221
5.29%, 12/01/27		996	1,059
5.16%, 02/01/28		11,118	11,648
5.49%, 03/01/28		10,803	11,446
			25,469

Total Government and Agency Obligations (cost $1,078,842)			1,083,052

SHORT TERM INVESTMENTS - 31.2%
Certificates of Deposit - 0.6%
Intesa Sanpaolo SpA, 2.38%, 12/21/12		15,200	15,066

Federal Home Loan Bank - 6.5%
Federal Home Loan Bank
0.10%, 01/13/10		1,000	1,000
0.03%, 01/15/10		4,000	4,000
0.36%, 01/21/10		19,200	19,200
0.05%, 01/22/10		42,900	42,898
0.04%, 01/27/10		14,600	14,600
0.06%, 02/03/10		22,000	21,999
0.01%, 02/17/10		17,000	17,000
0.09%, 02/19/10		33,900	33,898
			154,595
Federal Home Loan Mortgage Corp. - 10.5%
Federal Home Loan Mortgage Corp.
0.17%, 01/06/10 (o)		663	663
0.03%, 01/20/10		1,300	1,300
0.04%, 01/21/10		6,500	6,500
0.24%, 01/25/10		21,900	21,900
0.06%, 02/18/10		11,400	11,399
0.13%, 02/22/10		1,581	1,581
0.13%, 02/23/10		55,889	55,887
0.13%, 03/02/10		34,400	34,397
0.09%, 03/05/10		9,000	8,999
0.18%. 03/08/10		3,100	3,100
0.22%, 03/22/10		13,700	13,699
0.12%, 03/23/10		50,000	49,995
0.16%, 03/23/10		13,300	13,299
0.17%, 04/07/10		200	200
0.18%, 04/12/10		24,000	23,992
			246,911
Federal National Mortgage Association - 9.4%
Federal National Mortgage Association
0.04%, 01/11/10		21,400	21,400
0.05%, 02/01/10		23,600	23,599
0.10%, 02/03/10		5,300	5,300
0.07%, 02/04/10		18,600	18,599
0.05%, 02/05/10		18,400	18,399
0.14%, 02/23/10		68,911	68,909
0.17%, 03/03/10		6,247	6,246
0.23%, 03/10/10		3,000	3,000
0.12%, 03/15/10		36,000	35,997
0.12%, 03/17/10		14,000	13,999
0.19%, 03/24/10		6,600	6,598
0.19%, 04/21/10		1,200	1,200
			223,246
Mutual Funds - 0.2%
JNL Money Market Fund, 0.07% (a) (h)		4,480	4,480

Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		73,001	73,001

Treasury Securities - 0.9%
Japanese Treasury Bill, 0.00%, 03/29/10	JPY	710,000	7,624
U.S. Treasury Bill
0.22%, 03/11/10 (o)		$340	340
0.19%, 03/25/10 (o)		900	900
0.05%, 04/01/10 (o) (e)		13,102	13,100
			21,964

Total Short Term Investments (cost $739,607)			739,263

Total Investments - 111.0% (cost $2,623,442)			2,623,196
Total Forward Sales Commitments - 2.2%
(proceeds $53,014)			(52,342)
Other Assets and Liabilities, Net - (8.8%) (o)			(208,274)
Total Net Assets - 100%			$2,362,580

Forward Sales Commitments - 2.2%
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 2.2%
Federal National Mortgage Association - 0.3%
Federal National Mortgage Association,
5.00%, 02/13/36		$8,000	$8,179

Federal National Mortgage Association - 1.9%
Federal National Mortgage Association
5.00%, 01/01/34		41,000	42,070
5.50%, 01/01/37		2,000	2,093
			44,163
Total Forward Sales Commitments - 2.2%
(proceeds $53,014)			$52,342

JNL/PPM America High Yield Bond Fund
COMMON STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.4%
DISH Network Corp.	100	$2,077
Home Interior Gift Inc. (f) (s) (u)	429	4
		2,081
ENERGY - 0.3%
Chesapeake Energy Corp.	14	371
Inergy LP	30	1,070
		1,441
INDUSTRIALS - 0.0%
Terex Corp. (c)	1	10

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (c) (f) (s) (u)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. - Class B (c) (f) (s) (u)	3	6

TELECOMMUNICATION SERVICES - 0.2%
Manitoba Telecom Services Inc. (s) (u)	1	17
Windstream Corp.	100	1,099
		1,116

Total Common Stocks (cost $4,408)		4,654

PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
ION Media Networks Inc., 12.00%, Series B, 08/31/13 (d) (f)	-	-

FINANCIALS - 0.2%
Federal Home Loan Mortgage Corp., 8.38%,
Series Z (callable at 25 on 12/31/12) (d) (p)	50	52
Federal National Mortgage Association, 8.25%
Series T (callable at 25 on 05/20/13) (d) (p)	40	41
Federal National Mortgage Association, 8.25%,
Series S (callable at 25 beginning 12/31/10) (d) (p)	19	21
GMAC Inc., 7.00% (callable at 1,000 beginning 12/31/11) (t) (v)	1	668
Wells Fargo Capital XII,
7.88% (callable at 25 beginning 03/15/13) (e)	18	462
		1,244

Total Preferred Stocks (cost $3,630)		1,244

INVESTMENT FUNDS - 0.8%
Eaton Vance Senior Floating-Rate Trust	75	1,094
Pimco Floating Rate Strategy Fund (e)	200	1,976
Van Kampen Senior Income Trust	400	1,688

Total Investment Funds (cost $3,124)		4,758

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 3.2%
Ahold Lease USA Inc., 7.82%, 01/02/20 (k)	$1,652	1,791
Banc of America Commercial Mortgage Inc.
REMIC, 5.68%, 07/10/46	1,305	1,020
Bear Stearns Commercial Mortgage Securities
REMIC, 5.76%, 09/11/38 (i)	1,000	636
REMIC, 5.58%, 09/11/41 (i)	2,855	2,341
Citigroup Commercial Mortgage Trust
REMIC, 5.70%, 06/10/17 (i)	1,905	1,373
REMIC, 5.73%, 03/15/49 (i)	2,000	1,593
Citigroup/Deutsche Bank Commercial Mortgage Trust
REMIC, 5.69%, 10/15/48	1,000	579
Credit Suisse Mortgage Capital Certificates
REMIC, 5.55%, 02/15/39 (i)	1,085	889
REMIC, 5.55%, 02/15/39 (i)	550	327
REMIC, 5.72%, 06/15/39 (i)	1,000	606
REMIC, 5.34%, 12/15/39	112	85
REMIC, 6.13%, 09/15/40 (i)	2,000	1,006
CW Capital Cobalt Ltd. REMIC, 5.82%, 07/15/17 (i)	1,000	460
Delta Air Lines Inc., 7.75%, 12/17/19	1,655	1,688
JPMorgan Chase & Co. Commercial Mortgage
Securities Inc. REMIC, 5.75%, 02/12/49 (i)	1,387	1,005
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 5.76%, 09/11/38 (i)	700	586
REMIC, 5.92%, 06/11/50 (i)	359	259
Merrill Lynch/Countrywide Commercial Mortgage Trust
REMIC, 5.92%, 06/12/46 (i)	515	418
Midwest Generation LLC, 8.56%, 01/02/16	693	700
Morgan Stanley Capital I
5.77%, 10/15/42 (i)	150	128
REMIC, 5.81%, 12/12/49	1,000	852
Sigma Finance, Inc. (d) (f) (u)	746	32

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $16,521)		18,374

CORPORATE BONDS AND NOTES - 88.3%
CONSUMER DISCRETIONARY - 21.8%
AMC Entertainment Inc., 8.75%, 06/01/19	1,939	1,978
American Axle & Manufacturing Holdings Inc.,
9.25%, 01/15/17 (t) (v)	2,400	2,436
Ameristar Casinos Inc., 9.25%, 06/01/14 (t) (v)	1,231	1,277
Beazer Homes USA Inc.
6.50%, 11/15/13 (e)	538	425
6.88%, 07/15/15	3,000	2,265
Belo Corp.
8.00%, 11/15/16	393	404
7.25%, 09/15/27 (e)	3,000	2,370
Cablevision Systems Corp., 8.63%, 09/15/17 (t) (v)	2,000	2,082
Caesars Entertainment Inc., 8.13%, 05/15/11 (e)	1,000	1,000
CCH II LLC, 13.50%, 11/30/16	1,467	1,727
Cequel Communications Holdings I LLC,
8.63%, 11/15/17 (t) (v)	3,414	3,448
Clear Channel Communications Inc., 6.25%, 03/15/11	1,000	936
DirecTV Holdings LLC
6.38%, 06/15/15	2,140	2,223
5.88%, 10/01/19 (t) (v)	1,068	1,086
DISH DBS Corp.
6.63%, 10/01/14	1,000	1,009
7.88%, 09/01/19 (e)	2,538	2,662
Dollar General Corp., 11.88%, 07/15/17	1,373	1,586
Easton-Bell Sports Inc., 9.75%, 12/01/16 (t) (v)	1,400	1,451
Goodyear Tire & Rubber Co., 10.50%, 05/15/16 (e)	2,000	2,210
Hanesbrands Inc., 8.00%, 12/15/16	370	377
Harrah's Operating Co. Inc.
5.38%, 12/15/13	4,500	3,420
10.75%, 02/01/16	1,000	815
10.00%, 12/15/18 (e) (t) (v)	2,000	1,605
Harrah's Operating Escrow LLC,
11.25%, 06/01/17 (e) (t) (v)	1,291	1,351
Hertz Corp., 10.50%, 01/01/16 (e)	1,500	1,601
Inergy LP, 8.75%, 03/01/15	336	345
Interpublic Group Cos. Inc., 10.00%, 07/15/17	3,793	4,210
J.C. Penney Co. Inc., 6.38%, 10/15/36	1,000	888
Jarden Corp., 7.50%, 05/01/17	1,000	998
Kabel Deutschland GmbH, 10.63%, 07/01/14	1,700	1,776
Lamar Media Corp., 9.75%, 04/01/14	444	490
Lennar Corp., 12.25%, 06/01/17	2,000	2,410
Levi Strauss & Co., 8.88%, 04/01/16	2,000	2,092
Macy's Retail Holdings Inc.
6.63%, 04/01/11	500	516
5.90%, 12/01/16	1,000	975
6.65%, 07/15/24	500	455
6.90%, 01/15/32	1,000	870
6.70%, 07/15/34	1,000	870
MDC Partners Inc., 11.00%, 11/01/16 (e) (t) (v)	4,279	4,450
Meritage Homes Corp., 6.25%, 03/15/15	2,000	1,840
MGM Mirage Inc.
6.75%, 04/01/13	2,600	2,242
7.63%, 01/15/17 (e)	925	719
11.13%, 11/15/17 (t) (v)	810	897
11.38%, 03/01/18 (t) (v)	2,000	1,790
Mohawk Industries Inc., 6.88%, 01/15/16 (l)	2,000	1,990
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (e)	4,205	4,121
Newsday Secured, Term Loan, 9.75%, 12/31/49 (s) (u)	808	864
Nielsen Finance LLC, 12.50%, 08/01/16 (k)	2,000	1,825
QVC Inc., 7.50%, 10/01/19 (t) (v)	2,649	2,702
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	3,500	3,382
Sally Holdings LLC, 10.50%, 11/15/16 (e)	1,500	1,612
Scientific Games International Inc.
9.25%, 06/15/19	667	700
9.25%, 06/15/19 (e) (t) (v)	1,500	1,575
ServiceMaster Co., 10.75%, 07/15/15 (e) (t) (v)	3,000	3,120
Sheraton Holding Corp., 7.38%, 11/15/15	1,000	1,034
Shingle Springs Tribal Gaming Authority,
9.38%, 06/15/15 (t) (v)	4,000	3,040
Sinclair Television Group Inc., 8.00%, 03/15/12	1,000	978
Sirius XM Radio Inc., 9.75%, 09/01/15 (t) (v)	1,000	1,052
Standard Pacific Corp., 7.00%, 08/15/15	4,000	3,480
Station Casinos Inc.
6.00%, 04/01/12 (d)	90	14
6.50%, 02/01/14 (d)	1,000	5
6.88%, 03/01/16 (d)	2,175	11
7.75%, 08/15/16 (d)	690	108
6.63%, 03/15/18 (d)	50	-
Sun Media Corp., 7.63%, 02/15/13	967	881
Ticketmaster Entertainment Inc., 10.75%, 08/01/16	1,125	1,212
TL Acquisition Corp., 10.50%, 01/15/15 (k) (t) (v)	3,000	2,869
Toys R US Inc., 7.38%, 10/15/18	1,000	915
TRW Automotive Inc., 7.00%, 03/15/14 (t) (v)	1,500	1,470
Univision Communications Inc., 9.75%, 03/15/15 (t) (v)	2,105	1,845
UPC Holding BV, 9.88%, 04/15/18 (t) (v)	1,573	1,660
Valassis Communications Inc., 8.25%, 03/01/15	1,500	1,496
Videotron Ltee
6.38%, 12/15/15 (e)	1,000	978
9.13%, 04/15/18	175	192
Virgin Media Finance Plc, 9.13%, 08/15/16	1,000	1,054
Virgin Media Inc., 6.50%, 11/15/16 (t) (v)	1,000	1,185
WMG Acquisition Corp., 9.50%, 06/15/16 (t) (v)	322	345
WMG Holdings Corp., 9.50%, 12/15/14 (e) (k)	1,000	1,012
Wynn Las Vegas LLC, 6.63%, 12/01/14 (e)	3,000	2,899
XM Satellite Radio Holdings Inc., 13.00%, 08/01/13 (t) (v)	1,000	1,086
Yonkers Racing Corp, 11.38%, 07/15/16 (e) (t) (v)	1,329	1,396
		124,685
CONSUMER STAPLES - 5.6%
Altria Group Inc., 10.20%, 02/06/39 (l)	1,000	1,334
ARAMARK Corp.
3.78%, 02/01/15 (i)	220	201
8.50%, 02/01/15 (e)	1,900	1,957
Constellation Brands Inc., 7.25%, 05/15/17	1,000	1,014
Del Monte Food Corp., 7.50%, 10/15/19 (t) (v)	833	858
Dole Food Co. Inc.
8.88%, 03/15/11 (e)	1,480	1,491
8.00%, 10/01/16 (t) (v)	345	350
Freedom Group Inc., 10.25%, 08/01/15 (t) (v)	571	606
Macy's Retail Holdings Inc., 6.38%, 03/15/37	1,000	845
New Albertson's Inc.
7.75%, 06/15/26	1,000	895
7.45%, 08/01/29	1,000	858
8.00%, 05/01/31	1,000	908
Pinnacle Foods Finance LLC, 9.25%, 04/01/15	1,000	1,015
Rite Aid Corp.
9.50%, 06/15/17	2,000	1,740
10.25%, 10/15/19 (t) (v)	3,000	3,165
Smithfield Foods Inc.
10.00%, 07/15/14 (e) (t) (v)	1,605	1,741
7.75%, 07/01/17 (e)	1,000	922
SUPERVALU Inc., 8.00%, 05/01/16	510	518
Tops Market LLC, 10.13%, 10/15/15 (t) (v)	1,846	1,901
Toys R Us Property Co. I LLC, 10.75%, 07/15/17 (t) (v)	3,000	3,285
Tyson Foods Inc., 10.50%, 03/01/14	929	1,061
Wendy's/Arby's Group Inc., 10.00%, 07/15/16 (e)	2,896	3,157
Yankee Acquisition Corp.
8.50%, 02/15/15	2,000	1,985
9.75%, 02/15/17	250	246
		32,053
ENERGY - 9.0%
Aquilex Holdings LLC, 11.13%, 12/15/16 (t) (v)	3,225	3,217
Chesapeake Energy Corp.
7.00%, 08/15/14	800	810
9.50%, 02/15/15 (e)	469	515
6.63%, 01/15/16	50	50
6.88%, 01/15/16	169	169
6.25%, 01/15/18	1,435	1,378
7.25%, 12/15/18	1,500	1,511
Cie Generale de Geophysique-Veritas, 9.50%, 05/15/16	1,500	1,605
Cloud Peak Energy Resources LLC, 8.50%, 12/15/19 (t) (v)	1,176	1,200
Complete Production Services Inc., 8.00%, 15/15/16	2,275	2,244
Continental Resources Inc., 8.25%, 10/01/19 (t) (v)	187	196
Denbury Resources Inc., 9.75%, 03/01/16	1,251	1,335
El Paso Corp.
7.88%, 06/15/12 (e)	1,000	1,036
8.25%, 02/15/16	320	342
7.80%, 08/01/31	3,460	3,257
7.75%, 01/15/32	1,430	1,352
Enterprise Products Operating LLC
8.38%, 08/01/16 (e)	860	838
7.03%, 01/15/68	1,000	918
Holly Corp., 9.88%, 06/15/17 (t) (v)	1,000	1,052
Hornbeck Offshore Services Inc., 8.00%, 09/01/17 (t) (v)	3,000	3,000
Linn Energy LLC, 9.88%, 07/01/18	1,000	1,062
MarkWest Energy Partners LP
6.88%, 11/01/14	207	196
8.75%, 04/15/18	1,517	1,563
PetroHawk Energy Corp.
9.13%, 07/15/13	1,040	1,087
10.50%, 08/01/14	198	216
7.88%, 06/01/15	1,000	1,010
Pride International Inc., 7.38%, 07/15/14	2,000	2,065
Quicksilver Resources Inc.
11.75%, 01/01/16	1,944	2,206
7.13%, 04/01/16	728	679
Range Resources Corp.
7.50%, 05/15/16	2,000	2,055
7.25%, 05/01/18	294	300
SandRidge Energy Inc., 8.75%, 01/15/20 (t) (v)	1,275	1,275
Stone Energy Corp., 8.25%, 12/15/11	1,250	1,245
Targa Resources Inc., 8.25%, 07/01/16	1,000	991
Tesoro Corp.
6.50%, 06/01/17	2,000	1,860
9.75%, 06/01/19 (e)	378	391
Texas Competitive Electric Holdings Co. LLC,
Term Loan B, 3.73%, 06/30/11 (i) (s) (u)	3,960	3,209
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15 (k)	2,000	1,620
Valero Energy Corp., 9.38%, 03/15/19 (e)	1,767	2,102
Whiting Petroleum Corp., 7.00%, 02/01/14	625	627
		51,784
FINANCIALS - 13.9%
American General Finance Corp.
6.50%, 09/15/17	1,000	689
6.90%, 12/15/17	8,000	5,555
BAC Capital Trust VI, 5.63%, 03/08/35 (e)	4,000	3,202
Bank of America Corp.,
8.00%, (callable at 100 on 01/30/18) (p)	1,500	1,444
Capital One Capital VI, 8.88%, 05/15/40	3,852	4,102
Cemex Finance LLC, 9.50%, 12/14/16 (t) (v)	445	466
CEVA Group Plc, 11.63%, 10/01/16 (e) (t) (v)	1,500	1,539
Citigroup Inc.
5.50%, 02/15/17	1,000	946
8.50%, 05/22/19	802	926
Ford Motor Credit Co. LLC
5.50%, 06/15/11 (i)	1,070	1,059
9.88%, 08/10/11	1,045	1,094
7.25%, 10/25/11	4,000	4,040
3.00%, 01/13/12 (i)	358	332
7.50%, 08/01/12	3,000	3,025
Genworth Financial Inc., 8.63%, 12/15/16	2,416	2,506
GMAC LLC
6.88%, 09/15/11 (t) (v)	2,000	1,970
6.88%, 08/28/12 (e) (t) (v)	4,061	3,980
6.75%, 12/01/14 (t) (v)	2,614	2,483
8.00%, 11/01/31 (e) (t) (v)	3,000	2,700
Hanson Australia Funding Ltd., 5.25%, 03/15/13	1,112	1,095
Hawker Beechcraft Acquisition Co. LLC
8.50%, 04/01/15 (e)	1,000	705
9.75%, 04/01/17 (e)	2,000	1,240
Host Hotels & Resorts LP, 7.13%, 11/01/13 (e)	2,075	2,109
J.C. Penney Co. Inc., 6.88%, 10/15/15	1,000	1,055
JPMorgan Chase & Co.,
7.90%, (callable at 100 beginning 04/30/18) (p)	2,983	3,077
Liberty Mutual Group Inc., 7.80%, 03/15/37 (t) (v)	2,300	1,898
Newsday Term Loan, 10.50%, 08/01/13 (u)	2,000	2,139
Nielsen Finance LLC
10.00%, 08/01/14	1,500	1,564
11.50%, 05/01/16	444	496
Petroplus Finance Ltd., 9.38%, 09/15/19 (e) (t) (v)	1,179	1,173
Pinnacle Foods Finance LLC
9.25%, 04/01/15 (t) (v)	5,000	5,075
10.63%, 04/01/17	1,000	1,040
PNC Preferred Funding Trust I,
8.70% (callable at 100 beginning 03/15/13) (p) (t) (v)	3,000	3,072
Smurfit Kappa Funding Plc, 7.75%, 04/01/15	575	553
Universal City Development Partners Ltd.
8.88%, 11/15/15 (t) (v)	842	824
10.88%, 11/15/16 (t) (v)	418	419
UnumProvident Finance Co. Plc, 6.85%, 11/15/15 (t) (v)	1,000	1,018
UPC Germany GmbH, 8.13%, 12/01/17 (e) (t) (v)	2,000	2,022
Washington Mutual Bank, 6.88%, 06/15/11 (d)	1,500	8
WEA Finance LLC, 6.75%, 09/02/19 (e) (t) (v)	2,694	2,893
Wells Fargo & Co.,
7.98%, (callable at 100 beginning 03/15/18) (p)	1,000	1,002
Wells Fargo Capital XIII,
7.70% (callable at 100 beginning 03/26/13) (p)	2,000	1,940
Wind Acquisition Holdings Finance SpA,
12.25%, 07/15/17 (t) (v)	1,000	985
		79,460
HEALTH CARE - 4.9%
Biomet Inc., 10.38%, 10/15/17	2,000	2,170
Community Health Systems Inc., 8.88%, 07/15/15	2,733	2,829
HCA Inc.
6.25%, 02/15/13	3,700	3,598
5.75%, 03/15/14	5,095	4,789
6.50%, 02/15/16	2,000	1,900
HealthSouth Corp.
10.75%, 06/15/16	2,000	2,175
8.13%, 02/15/20	3,000	2,955
IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%, 06/15/14	2,300	2,329
Talecris Biotherapeutics Holdings Corp.,
7.75%, 11/15/16 (t) (v)	498	505
Tenet Healthcare Corp.
7.38%, 02/01/13	1,500	1,504
9.25%, 02/01/15 (k)	1,000	1,065
8.88%, 07/01/19 (t) (v)	1,000	1,080
US Oncology Inc., 9.13%, 08/15/17	828	869
		27,768
INDUSTRIALS - 7.2%
ACCO Brands Corp., 10.63%, 03/15/15 (t) (v)	469	516
American Airlines Pass Through Trust,
10.38%, 07/02/19 (e)	1,390	1,536
BE Aerospace Inc., 8.50%, 07/01/18	1,500	1,590
Bombardier Inc.
6.75%, 05/01/12 (e) (t) (v)	1,000	1,032
6.30%, 05/01/14 (t) (v)	1,000	990
Delta Air Lines Inc., 12.25%, 03/15/15 (e) (t) (v)	5,963	5,963
Hexion Specialty Chemicals Inc., 9.20%, 03/15/21	2,165	1,602
L-3 Communications Corp., 6.38%, 10/15/15	1,000	1,004
Masco Corp., 6.13%, 10/03/16 (e)	3,000	2,859
Nalco Co., 8.88%, 11/15/13	1,732	1,784
Navistar International Corp., 8.25%, 11/01/21	1,053	1,079
Owens Corning, 9.00%, 06/15/19	1,383	1,542
Radnor Holdings Corp., 11.00%, 03/15/10 (d) (s) (u)	100	-
Safety-Kleen Services Inc., 9.25%, 06/01/08 (d) (f) (u)	125	-
Spirit Aerosystems Inc., 7.50%, 10/01/17 (t) (v)	485	478
Stone Container Finance Co., 7.38%, 07/15/14 (d)	1,375	1,294
Terex Corp., 10.88%, 06/01/16	2,000	2,230
Terra Capital Inc., 7.75%, 11/01/19 (t) (v)	461	493
TransDigm Inc., 7.75%, 07/15/14 (s) (u)	1,500	1,522
Trimas Corp., 9.75%, 12/15/17 (e) (t) (v)	2,500	2,453
Triumph Group Inc., 8.00%, 11/15/17 (s) (u)	1,000	1,009
TRW Automotive Inc., 8.88%, 12/01/17 (e) (t) (v)	2,000	2,080
United Airlines Inc.
10.40%, 11/01/16 (e)	3,873	4,081
9.75%, 01/15/17	1,445	1,474
USG Corp., 9.75%, 08/01/14 (t) (v)	1,000	1,068
Wolseley Plc - Private Placement,
5.32%, 11/17/20 (f) (s) (u)	2,136	1,616
		41,295
INFORMATION TECHNOLOGY - 3.4%
Advanced Micro Devices Inc., 8.13%, 12/15/17 (e) (t) (v)	900	897
First Data Corp.
9.88%, 09/24/15 (e)	1,700	1,585
10.55%, 09/24/15	2,106	1,869
Freescale Semiconductor Inc.
8.88%, 12/15/14 (e)	980	899
10.13%, 12/15/16 (e)	3,800	3,059
Hanson Ltd., 6.13%, 08/15/16	1,231	1,176
Sanmina-SCI Corp., 8.13%, 03/01/16 (e)	683	681
Sungard Data Systems Inc.
9.13%, 08/15/13	400	410
10.63%, 05/15/15 (e)	155	171
10.25%, 08/15/15 (e)	2,515	2,678
Unisys Corp., 8.00%, 10/15/12 (e) (f)	1,000	1,342
Viasat Inc., 8.88%, 09/15/16 (t) (v)	628	647
Viasystems Group Inc., 12.00%, 01/15/15 (e) (t) (v)	3,000	3,214
West Corp., 9.50% 10/15/14 (e)	1,000	1,015
		19,643
MATERIALS - 8.4%
Allegheny Technologies Inc., 9.38%, 06/01/19	1,186	1,365
Anglo American Capital Plc, 9.38%, 04/08/19 (e) (t) (v)	1,139	1,447
Berry Plastics Escrow LLC, 8.88%, 09/15/14 (e) (t) (v)	3,000	2,918
Boise Paper Holdings LLC, 9.00%, 09/11/17 (t) (v)	500	518
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (l)	1,330	1,516
Cascades Inc., 7.88%, 01/15/20 (t) (v)	2,077	2,108
CRH America Inc., 8.13%, 07/15/18 (l)	1,980	2,309
Domtar Corp.
7.13%, 08/15/15	1,000	1,005
10.75%, 06/01/17 (e)	1,105	1,298
Dow Chemical Co., 8.55%, 05/15/19 (l)	2,000	2,386
Freeport-McMoRan Copper & Gold Inc., 8.38%, 04/01/17	4,020	4,402
Georgia-Pacific LLC
8.13%, 05/15/11	650	682
8.25%, 05/01/16 (t) (v)	294	312
Gerdau Holdings Inc., 7.00%, 01/20/20 (e) (t) (v)	2,020	2,076
Goodman Global Group Inc., 0.00%, 12/15/14 (j) (t) (v)	780	443
Graham Packaging Co. LP, 8.25%, 01/01/2017 (t) (v)	1,000	988
Huntsman International LLC
7.88%, 11/15/14	500	489
7.38%, 01/01/15 (e) (k)	2,000	1,920
JohnsonDiversey Inc., 8.25%, 11/15/19 (t) (v)	767	777
Momentive Performance Materials Inc.,
9.75%, 12/01/14 (e) (k)	3,000	2,888
NewPage Corp., 11.38%, 12/31/14 (t) (v)	1,351	1,365
Owens-Brockway Glass Container Inc., 7.38%, 05/15/16	511	528
PE Paper Escrow GmbH, 12.00%, 08/01/14 (t) (v)	533	589
Plastipak Holdings Inc., 10.63%, 08/15/19 (e) (t) (v)	2,400	2,646
Sappi Papier Holding AG, 6.75%, 06/15/12 (t) (v)	908	869
Steel Dynamics Inc., 6.75%, 04/01/15	2,000	1,982
Teck Resources Ltd., 10.75%, 05/15/19	3,191	3,813
Verso Paper Holdings LLC, 11.50%, 07/01/14 (e) (t) (v)	2,000	2,200
Weyerhaeuser Co., 7.38%, 10/01/19 (e)	2,253	2,354
		48,193
TELECOMMUNICATION SERVICES - 10.0%
CC Holdings GS V LLC, 7.75%, 05/01/17 (t) (v)	739	787
Cincinnati Bell Inc., 8.38%, 01/15/14	3,385	3,444
Clearwire Communications LLC, 12.00%, 12/01/15 (e) (t) (v)	2,488	2,525
Cricket Communications Inc., 9.38%, 11/01/14 (e)	2,000	2,010
Crown Castle International Corp.
9.00%, 01/15/15	633	674
7.13%, 11/01/19	1,658	1,641
Frontier Communications Corp.
6.25%, 01/15/13	601	603
8.25%, 05/01/14 (e)	698	728
8.13%, 10/01/18	882	893
7.13%, 03/15/19	620	586
7.88%, 01/15/27	590	543
9.00%, 08/15/31	1,281	1,259
Inmarsat Finance Plc, 7.38%, 12/01/17 (e) (t) (v)	781	799
Intelsat Bermuda Ltd., 11.25%, 02/04/17 (e) (k) (t) (v)	4,500	4,511
Intelsat Corp., 9.25%, 08/15/14	1,000	1,028
Intelsat Ltd., 7.63%, 04/15/12	2,000	1,980
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 01/15/15	3,449	3,570
Level 3 Financing Inc., 9.25%, 11/01/14	2,000	1,890
Nextel Communications Inc.
6.88%, 10/31/13	371	360
5.95%, 03/15/14	2,629	2,455
Nordic Telephone Co. Holdings ApS, 8.88%,
05/01/16 (t) (v)	945	999
Qwest Communications International Inc.
7.50%, 02/15/14	2,325	2,334
8.00%, 10/01/15 (t) (v)	1,188	1,221
Sprint Capital Corp., 6.88%, 11/15/28 (e)	7,665	6,372
Sprint Nextel Corp., 6.00%, 12/01/16	3,654	3,334
Telesat Canada
11.00%, 11/01/15	2,000	2,170
12.50%, 11/01/17	500	550
Virgin Media Finance Plc
9.50%, 08/15/16	2,000	2,148
8.38%, 10/15/19	319	328
Wind Acquisition Finance SA, 11.75%, 07/15/17 (t) (v)	1,567	1,712
Windstream Corp.
8.63%, 08/01/16	1,925	1,959
7.88%, 11/01/17 (t) (v)	2,000	1,975
		57,388
UTILITIES - 4.1%
AES China Generating Co. Ltd., 8.25%, 06/26/10	155	149
AES Corp.
9.75%, 04/15/16 (e) (t) (v)	1,355	1,484
8.00%, 10/15/17	2,000	2,052
CMS Energy Corp., 6.55%, 07/17/17	1,500	1,481
Dynegy Holdings Inc.
7.75%, 06/01/19	3,500	3,036
7.63%, 10/15/26	125	86
Edison Mission Energy
7.50%, 06/15/13	170	160
7.75%, 06/15/16	940	799
7.00%, 05/15/17 (e)	1,900	1,501
Energy Future Holdings Corp.
10.88%, 11/01/17 (e) (k)	3,500	2,861
11.25%, 11/01/17 (d)	3,180	2,250
Ipalco Enterprises Inc., 7.25%, 04/01/16 (t) (v)	800	802
Mirant North America LLC, 7.38%, 12/31/13	1,780	1,760
NiSource Finance Corp., 10.75%, 03/15/16 (l)	423	521
NRG Energy Inc., 7.38%, 02/01/16	3,000	3,004
RRI Energy Inc., 7.88%, 06/15/17 (e)	1,500	1,474
		23,420

Total Corporate Bonds and Notes (cost $475,166)		505,689

SHORT TERM INVESTMENTS - 19.4%
Mutual Funds - 4.7%
JNL Money Market Fund, 0.07% (a) (h)	27,030	27,030

Securities Lending Collateral - 14.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	72,227	72,227
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	11,672	11,647
		83,874

Total Short Term Investments (cost $110,929)		110,904

Total Investments - 112.8% (cost $613,778)		645,623
Other Assets and Liabilities, Net - (12.8%)		(73,121)
Total Net Assets - 100%		$572,502

JNL/PPM America Mid Cap Value Fund
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 18.2%
Abercrombie & Fitch Co. - Class A	10	$345
Bally Technologies Inc. (c) (e)	5	219
BorgWarner Inc.	12	392
Fortune Brands Inc.	11	467
Liz Claiborne Inc. (c) (e)	38	216
Macy's Inc.	28	461
Newell Rubbermaid Inc. (e)	27	404
Royal Caribbean Cruises Ltd. (c) (e)	18	450
VF Corp.	7	505
Viacom Inc. - Class B (c)	7	204
		3,663
CONSUMER STAPLES - 4.4%
Corn Products International Inc.	17	488
NBTY Inc. (c)	9	405
		893

ENERGY - 5.6%
Comstock Resources Inc. (c)	10	398
Hercules Offshore Inc. (c) (e)	44	209
Newfield Exploration Co. (c)	11	516
		1,123
FINANCIALS - 11.9%
American Financial Group Inc.	20	487
Astoria Financial Corp. (e)	42	517
Hartford Financial Services Group Inc.	15	351
Lincoln National Corp.	21	527
Reinsurance Group of America Inc.	11	505
		2,387
HEALTH CARE - 6.4%
CIGNA Corp.	14	494
Owens & Minor Inc.	9	395
Res-Care Inc. (c)	36	400
		1,289
INDUSTRIALS - 25.6%
Belden Inc.	9	189
Con-Way Inc.	11	394
Esterline Technologies Corp. (c)	11	444
GATX Corp. (e)	14	397
Goodrich Corp.	8	508
Kennametal Inc.	19	500
Lincoln Electric Holdings Inc.	9	486
SkyWest Inc.	11	181
Spirit Aerosystems Holdings Inc. (c)	25	495
Steelcase Inc.	69	436
Terex Corp. (c)	11	220
Textron Inc. (e)	23	434
Watson Wyatt Worldwide Inc.	10	470
		5,154
INFORMATION TECHNOLOGY - 11.1%
Avnet Inc. (c)	17	501
Computer Sciences Corp. (c)	9	506
Ingram Micro Inc. - Class A (c)	28	489
Novell Inc. (c)	124	515
Omnivision Technologies Inc. (c)	15	218
		2,229
MATERIALS - 11.5%
Allegheny Technologies Inc. (e)	10	466
Nucor Corp.	5	210
Olin Corp.	19	335
PPG Industries Inc.	7	404
Reliance Steel & Aluminum Co.	12	497
Steel Dynamics Inc.	22	395
		2,307
UTILITIES - 4.6%
Edison International	14	494
Westar Energy Inc.	20	441
		935

Total Common Stocks (cost $16,869)		19,980

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$17	1

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $17)		1

SHORT TERM INVESTMENTS - 11.7%
Mutual Funds - 1.9%
JNL Money Market Fund, 0.07% (a) (h)	381	381

Securities Lending Collateral - 9.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	1,970	1,970

Total Short Term Investments (cost $2,351)		2,351

Total Investments - 111.0% (cost $19,237)		22,332
Other Assets and Liabilities, Net - (11.0%)		(2,220)
Total Net Assets - 100%		$20,112

JNL/PPM America Small Cap Value Fund
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 22.5%
Abercrombie & Fitch Co. - Class A	5	$157
Bally Technologies Inc. (c)	10	405
Bob Evans Farms Inc.	18	510
BorgWarner Inc.	6	189
Columbia Sportswear Co. (e)	13	508
Jakks Pacific Inc. (c)	41	499
K-Swiss Inc. - Class A (c) (e)	41	407
Liz Claiborne Inc. (c) (e)	48	269
RC2 Corp. (c)	34	497
Skechers U.S.A. Inc. - Class A (c)	18	515
Superior Industries International Inc. (e)	32	487
		4,443
CONSUMER STAPLES - 9.6%
Corn Products International Inc.	17	494
Del Monte Foods Co.	44	493
Hain Celestial Group Inc. (c)	30	502
NBTY Inc. (c)	9	392
		1,881
ENERGY - 5.0%
Comstock Resources Inc. (c)	12	503
Hercules Offshore Inc. (c) (e)	100	478
		981
FINANCIALS - 12.0%
American Financial Group Inc.	16	409
Astoria Financial Corp. (e)	40	496
Delphi Financial Group Inc.	22	499
Reinsurance Group of America Inc.	10	453
SeaBright Insurance Holdings Inc. (c) (e)	44	509
		2,366
HEALTH CARE - 5.1%
Owens & Minor Inc.	12	502
Res-Care Inc. (c)	45	498
		1,000
INDUSTRIALS - 28.4%
Apogee Enterprises Inc. (e)	21	291
Belden Inc.	22	480
Con-Way Inc.	14	475
Esterline Technologies Corp. (c)	12	501
GATX Corp. (e)	17	489
GenCorp Inc. (c)	66	465
Kennametal Inc.	19	480
Lincoln Electric Holdings Inc.	9	481
SkyWest Inc.	29	487
Spirit Aerosystems Holdings Inc. (c)	19	381
Steelcase Inc. (e)	76	480
Terex Corp. (c)	20	392
Watson Wyatt Worldwide Inc.	4	204
		5,606
INFORMATION TECHNOLOGY - 8.9%
Benchmark Electronics Inc. (c)	26	492
Ingram Micro Inc. - Class A (c)	15	263
Novell Inc. (c)	123	509
Omnivision Technologies Inc. (c)	34	490
		1,754
MATERIALS - 5.5%
Olin Corp.	29	499
Reliance Steel & Aluminum Co. (e)	6	259
Steel Dynamics Inc.	19	333
		1,091
UTILITIES - 2.5%
Westar Energy Inc.	22	485

Total Common Stocks (cost $16,859)		19,607

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$3	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $3)		-

SHORT TERM INVESTMENTS - 11.4%
Mutual Funds - 0.6%
JNL Money Market Fund, 0.07% (a) (h)	126	126

Securities Lending Collateral - 10.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	2,128	2,128

Total Short Term Investments (cost $2,254)		2,254

Total Investments - 110.9% (cost $19,116)		21,861
Other Assets and Liabilities, Net - (10.9%)		(2,150)
Total Net Assets - 100%		$19,711

JNL/PPM America Value Equity Fund
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 14.3%
Abercrombie & Fitch Co. - Class A	24	$840
Comcast Corp. - Class A	134	2,261
Fortune Brands Inc.	27	1,158
Home Depot Inc.	54	1,568
Macy's Inc. (e)	80	1,334
Newell Rubbermaid Inc. (e)	89	1,333
Royal Caribbean Cruises Ltd. (c) (e)	37	940
VF Corp.	23	1,655
Viacom Inc. - Class B (c)	77	2,290
		13,379
CONSUMER STAPLES - 6.9%
Altria Group Inc.	121	2,383
Archer-Daniels-Midland Co.	74	2,304
Procter & Gamble Co.	30	1,837
		6,524
ENERGY - 10.7%
Apache Corp.	25	2,528
Chevron Corp.	30	2,333
ConocoPhillips	35	1,808
Newfield Exploration Co. (c)	36	1,722
Occidental Petroleum Corp.	21	1,734
		10,125
FINANCIALS - 20.7%
Allstate Corp.	58	1,730
Bank of America Corp.	134	2,012
Goldman Sachs Group Inc.	13	2,110
Hartford Financial Services Group Inc.	89	2,070
JPMorgan Chase & Co.	56	2,313
Lincoln National Corp.	91	2,257
Morgan Stanley	79	2,338
Travelers Cos. Inc.	47	2,318
Wells Fargo & Co.	88	2,379
		19,527
HEALTH CARE - 9.6%
CIGNA Corp.	63	2,233
Johnson & Johnson	36	2,306
Merck & Co. Inc.	63	2,284
Pfizer Inc.	123	2,232
		9,055
INDUSTRIALS - 11.3%
Caterpillar Inc. (e)	39	2,234
Goodrich Corp.	39	2,486
Lockheed Martin Corp.	24	1,823
Spirit Aerosystems Holdings Inc. (c)	64	1,277
Terex Corp. (c)	46	901
Textron Inc. (e)	105	1,977
		10,698
INFORMATION TECHNOLOGY - 12.8%
Avnet Inc. (c)	32	971
Computer Sciences Corp. (c)	29	1,651
Hewlett-Packard Co.	45	2,323
Ingram Micro Inc. - Class A (c)	53	921
Intel Corp.	70	1,432
International Business Machines Corp.	18	2,409
Microsoft Corp.	77	2,357
		12,064
MATERIALS - 6.1%
Allegheny Technologies Inc. (e)	41	1,831
Nucor Corp.	55	2,542
PPG Industries Inc.	23	1,346
		5,719
TELECOMMUNICATION SERVICES - 5.0%
AT&T Inc.	85	2,385
Verizon Communications Inc.	72	2,375
		4,760
UTILITIES - 2.1%
Edison International	57	1,972

Total Common Stocks (cost $75,503)		93,823

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$323	14

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $323)		14

SHORT TERM INVESTMENTS - 6.4%
Mutual Funds - 0.7%
JNL Money Market Fund, 0.07% (a) (h)	702	702

Securities Lending Collateral - 5.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	3,188	3,188
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	2,193	2,188
		5,376

Total Short Term Investments (cost $6,083)		6,078

Total Investments - 105.9% (cost $81,909)		99,915
Other Assets and Liabilities, Net - (5.9%)		(5,580)
Total Net Assets - 100%		$94,335

JNL/Red Rocks Listed Private Equity Fund
COMMON STOCKS - 98.3%
DIVERSIFIED - 11.8%
Diversified Operations - 1.5%
Wendel Investissement (e)	55	$3,377
Holding Companies - Diversified - 10.3%
Ackermans & van Haaren NV (e)	59	4,430
HAL Trust NV (e)	80	8,223
Leucadia National Corp. (c) (e)	436	10,372
FINANCIALS - 84.9%		23,025
Closed - End Funds - 23.8%
AP Alternative Assets LP (c) (e)	934	6,125
ARC Capital Holdings Ltd. (c)	4,198	4,135
Candover Investments Plc (c)	652	4,398
Conversus Capital LP (c)	903	10,175
Electra Private Equity Plc (c)	298	5,799
Graphite Enterprise Trust Plc	1,002	4,934
HgCapital Trust Plc	505	6,887
Princess Private Equity Holding Ltd.	737	3,586
Private Equity Investor Plc (c)	894	1,632
SVG Capital Plc (c)	2,701	5,539
		53,210
Diversified Financial Services - 13.7%
Brait SA (e)	1,292	3,684
GP Investments Ltd.	1,376	8,052
Intermediate Capital Group Plc	1,081	4,782
KTB Securities Co. Ltd. (c)	582	2,016
Onex Corp.	538	12,116
		30,650
Investment Companies - 25.9%
China Merchants China Direct Investments Ltd. (c)	2,395	5,523
DeA Capital SpA (c) (e)	1,828	3,310
Eurazeo (e)	71	4,980
KKR Private Equity Investors LLP	2,078	17,664
Investor AB - Class B	309	5,753
Macquarie International Infrastructure Fund Ltd. (e)	8,312	2,684
MVC Capital Inc.	451	5,321
Prospect Capital Corp. (e) (u)	365	4,315
Ratos AB - Class B	333	8,620
		58,170
Venture Capital - 21.5%
3i Group Plc	2,288	10,455
3i Infrastructure Plc	4,358	7,150
Altamir Amboise (c) (e)	963	7,252
Deutsche Beteiligungs AG	261	6,390
Dinamia Capital Privado Scr SA (e)	321	4,649
Gimv NV	178	9,338
IP Group Plc (c)	3,223	2,968
		48,202
INFORMATION TECHNOLOGY - 1.6%
Internet Capital Group Inc. (c)	549	3,653

Total Common Stocks (cost $193,098)		220,287

SHORT TERM INVESTMENTS - 5.9%
Mutual Funds - 2.8%
JNL Money Market Fund, 0.07% (a) (h)	6,305	6,305
Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	6,877	6,877

Total Short Term Investments (cost $13,182)		13,182

Total Investments - 104.2% (cost $206,280)		233,469
Other Assets and Liabilities, Net - (4.2%)		(9,440)
Total Net Assets - 100%		$224,029

JNL/S&P Managed Conservative Fund (b)
INVESTMENT FUNDS - 93.4%
JNL/AIM International Growth Fund (3.3%) (a)	1,559	$14,447
JNL/AIM Large Cap Growth Fund (3.1%) (a)	1,818	19,541
JNL/Capital Guardian Global Diversified
Research Fund (1.9%) (a)	302	6,323
JNL/Capital Guardian U.S. Growth Equity Fund (3.7%) (a)	1,088	20,517
JNL/Goldman Sachs Core Plus Bond Fund (12.7%) (a)	8,534	99,680
JNL/Goldman Sachs Emerging Markets
Debt Fund (0.6%) (a)	100	1,190
JNL/JPMorgan International Value Fund (2.4%) (a)	1,874	13,435
JNL/JPMorgan U.S. Government & Quality
Bond Fund (9.8%) (a)	5,488	67,998
JNL/PIMCO Real Return Fund (6.4%) (a)	6,605	76,415
JNL/PIMCO Total Return Bond Fund (5.5%) (a)	10,536	128,430
JNL/Select Value Fund (3.6%) (a)	1,428	22,011
JNL/T. Rowe Price Short-Term Bond Fund (19.4%) (a)	9,664	93,839
JNL/T. Rowe Price Value Fund (2.7%) (a)	2,046	19,310

Total Investment Funds (cost $591,334)		583,136

SHORT TERM INVESTMENTS - 6.6%
Mutual Funds - 6.6%
JNL/Select Money Market Fund, 0.00% (2.9%) (a) (h)	40,921	40,921

Total Short Term Investments (cost $40,921)		40,921

Total Investments - 100.0% (cost $632,255)		624,057
Other Assets and Liabilities, Net - 0.0%		(99)
Total Net Assets - 100%		$623,958

JNL/S&P Managed Moderate Fund (b)
INVESTMENT FUNDS - 95.5%
JNL/AIM Global Real Estate Fund (1.5%) (a)	701	$5,278
JNL/AIM International Growth Fund (7.4%) (a)	3,425	31,753
JNL/AIM Large Cap Growth Fund (9.0%) (a)	5,198	55,875
JNL/Capital Guardian Global Diversified
Research Fund (5.5%) (a)	870	18,207
JNL/Capital Guardian International Small
Cap Fund (0.5%) (a)	98	671
JNL/Capital Guardian U.S. Growth Equity Fund (8.0%) (a)	2,355	44,396
JNL/Credit Suisse Commodity Securities Fund (0.5%) (a)	359	3,381
JNL/Goldman Sachs Core Plus Bond Fund (14.2%) (a)	9,541	111,441
JNL/Goldman Sachs Emerging Markets
Debt Fund (3.3%) (a)	540	6,426
JNL/Goldman Sachs Mid Cap Value Fund (7.8%) (a)	2,495	21,355
JNL/JPMorgan International Value Fund (5.8%) (a)	4,423	31,710
JNL/JPMorgan U.S. Government & Quality
Bond Fund (11.2%) (a)	6,241	77,327
JNL/Lazard Emerging Markets Fund (2.7%) (a)	2,004	19,960
JNL/Mellon Capital Management Oil & Gas
Sector Fund (1.2%) (a)	263	5,955
JNL/Oppenheimer Global Growth Fund (1.4%) (a)	456	4,172
JNL/PIMCO Real Return Fund (9.5%) (a)	9,732	112,600
JNL/PIMCO Total Return Bond Fund (7.1%) (a)	13,611	165,917
JNL/Select Value Fund (8.5%) (a)	4,198	64,684
JNL/T. Rowe Price Established Growth Fund (1.7%) (a)	856	15,569
JNL/T. Rowe Price Mid-Cap Growth Fund (2.8%) (a)	951	22,616
JNL/T. Rowe Price Short-Term Bond Fund (22.7%) (a)	11,322	109,939
JNL/T. Rowe Price Value Fund (6.3%) (a)	4,871	45,982

Total Investment Funds (cost $1,004,280)		975,214

SHORT TERM INVESTMENTS - 4.5%
Mutual Funds - 4.5%
JNL/Select Money Market Fund, 0.00% (4.1%) (a) (h)	46,270	46,270

Total Short Term Investments (cost $46,270)		46,270

Total Investments - 100.0% (cost $1,050,550)		1,021,484
Other Assets and Liabilities, Net - 0.0%		(149)
Total Net Assets - 100%		$1,021,335

JNL/S&P Managed Moderate Growth Fund (b)
INVESTMENT FUNDS - 96.5%
JNL/AIM Global Real Estate Fund (2.4%) (a)	1,071	$8,063
JNL/AIM International Growth Fund (16.0%) (a)	7,446	69,027
JNL/AIM Large Cap Growth Fund (21.0%) (a)	12,212	131,281
JNL/Capital Guardian Global Diversified
Research Fund (6.5%) (a)	1,029	21,521
JNL/Capital Guardian International Small
Cap Fund (10.7%) (a)	2,271	15,557
JNL/Capital Guardian U.S. Growth Equity Fund (17.4%) (a)	5,109	96,314
JNL/Credit Suisse Commodity Securities Fund (1.7%) (a)	1,192	11,217
JNL/Eagle SmallCap Equity Fund (5.9%) (a)	1,017	16,418
JNL/Franklin Templeton Small Cap Value Fund (5.2%) (a)	996	8,682
JNL/Goldman Sachs Core Plus Bond Fund (18.3%) (a)	12,274	143,362
JNL/Goldman Sachs Emerging Markets
Debt Fund (5.1%) (a)	831	9,877
JNL/Goldman Sachs Mid Cap Value Fund (16.6%) (a)	5,316	45,502
JNL/JPMorgan International Value Fund (17.1%) (a)	13,093	93,879
JNL/JPMorgan MidCap Growth Fund (4.9%) (a)	498	7,944
JNL/JPMorgan U.S. Government & Quality
Bond Fund (14.6%) (a)	8,147	100,936
JNL/Lazard Emerging Markets Fund (6.7%) (a)	4,965	49,456
JNL/Mellon Capital Management Oil & Gas
Sector Fund (1.9%) (a)	413	9,359
JNL/Oppenheimer Global Growth Fund (5.9%) (a)	1,881	17,190
JNL/PIMCO Real Return Fund (12.7%) (a)	13,050	150,983
JNL/PIMCO Total Return Bond Fund (7.5%) (a)	14,530	177,124
JNL/Select Value Fund (22.1%) (a)	10,905	168,043
JNL/T. Rowe Price Established Growth Fund (10.4%) (a)	5,222	94,942
JNL/T. Rowe Price Mid-Cap Growth Fund (6.4%) (a)	2,199	52,311
JNL/T. Rowe Price Short-Term Bond Fund (18.6%) (a)	9,294	90,243
JNL/T. Rowe Price Value Fund (17.0%) (a)	13,064	123,323

Total Investment Funds (cost $1,808,709)		1,712,554

SHORT TERM INVESTMENTS - 3.5%
Mutual Funds - 3.5%
JNL/Select Money Market Fund, 0.00% (a) (h)	62,680	62,680

Total Short Term Investments (cost $62,680)		62,680

Total Investments - 100.0% (cost $1,871,389)		1,775,234
Other Assets and Liabilities, Net - 0.0%		(250)
Total Net Assets - 100%		$1,774,984

JNL/S&P Managed Growth Fund (b)
INVESTMENT FUNDS - 94.4%
JNL/AIM Global Real Estate Fund (5.0%) (a)	2,270	$17,097
JNL/AIM International Growth Fund (17.3%) (a)	8,067	74,781
JNL/AIM Large Cap Growth Fund (21.6%) (a)	12,520	134,594
JNL/Capital Guardian Global Diversified
Research Fund (7.4%) (a)	1,180	24,688
JNL/Capital Guardian International Small
Cap Fund (13.6%) (a)	2,885	19,762
JNL/Capital Guardian U.S. Growth Equity Fund (13.3%) (a)	3,925	73,983
JNL/Credit Suisse Commodity Securities Fund (1.8%) (a)	1,194	11,238
JNL/Eagle SmallCap Equity Fund (16.8%) (a)	2,905	46,914
JNL/Franklin Templeton Small Cap Value Fund (9.0%) (a)	1,733	15,116
JNL/Goldman Sachs Core Plus Bond Fund (5.3%) (a)	3,536	41,304
JNL/Goldman Sachs Emerging Markets
Debt Fund (3.1%) (a)	513	6,099
JNL/Goldman Sachs Mid Cap Value Fund (16.7%) (a)	5,371	45,976
JNL/JPMorgan International Value Fund (14.9%) (a)	11,381	81,598
JNL/JPMorgan MidCap Growth Fund (8.5%) (a)	878	13,994
JNL/JPMorgan U.S. Government & Quality
Bond Fund (3.8%) (a)	2,128	26,365
JNL/Lazard Emerging Markets Fund (6.0%) (a)	4,444	44,259
JNL/Mellon Capital Management Oil & Gas
Sector Fund (1.2%) (a)	265	6,010
JNL/Oppenheimer Global Growth Fund (15.7%) (a)	4,991	45,622
JNL/PIMCO Real Return Fund (6.3%) (a)	6,486	75,048
JNL/PIMCO Total Return Bond Fund (3.8%) (a)	7,228	88,113
JNL/Select Value Fund (21.5%) (a)	10,645	164,040
JNL/T. Rowe Price Established Growth Fund (14.7%) (a)	7,396	134,457
JNL/T. Rowe Price Mid-Cap Growth Fund (8.1%) (a)	2,794	66,479
JNL/T. Rowe Price Value Fund (19.1%) (a)	14,720	138,955

Total Investment Funds (cost $1,518,133)		1,396,492

SHORT TERM INVESTMENTS - 5.6%
Mutual Funds - 5.6%
JNL/Select Money Market Fund, 0.00% (a) (h)	83,485	83,485

Total Short Term Investments (cost $83,485)		83,485

Total Investments - 100.0% (cost $1,601,618)		1,479,977
Other Assets and Liabilities, Net - 0.0%		(218)
Total Net Assets - 100%		$1,479,759

JNL/S&P Managed Aggressive
Growth Fund (b)
INVESTMENT FUNDS - 94.2%
JNL/AIM Global Real Estate Fund (1.8%) (a)	802	$6,038
JNL/AIM International Growth Fund (8.3%) (a)	3,882	35,986
JNL/AIM Large Cap Growth Fund (8.6%) (a)	4,970	53,432
JNL/Capital Guardian Global Diversified
Research Fund (3.0%) (a)	483	10,097
JNL/Capital Guardian International Small
Cap Fund (7.0%) (a)	1,488	10,190
JNL/Capital Guardian U.S. Growth Equity Fund (2.9%) (a)	850	16,015
JNL/Credit Suisse Commodity Securities Fund (1.1%) (a)	745	7,007
JNL/Eagle SmallCap Equity Fund (7.5%) (a)	1,299	20,977
JNL/Franklin Templeton Small Cap Value Fund (6.7%) (a)	1,288	11,228
JNL/Goldman Sachs Emerging Markets
Debt Fund (0.6%) (a)	100	1,190
JNL/Goldman Sachs Mid Cap Value Fund (9.5%) (a)	3,042	26,039
JNL/JPMorgan International Value Fund (6.5%) (a)	4,980	35,707
JNL/JPMorgan MidCap Growth Fund (6.1%) (a)	629	10,032
JNL/JPMorgan U.S. Government & Quality
Bond Fund (1.8%) (a)	996	12,343
JNL/Lazard Emerging Markets Fund (2.4%) (a)	1,767	17,604
JNL/Mellon Capital Management Oil & Gas
Sector Fund (0.8%) (a)	181	4,102
JNL/Oppenheimer Global Growth Fund (10.5%) (a)	3,324	30,380
JNL/PAM Asia ex-Japan Fund (5.1%) (a)	673	5,482
JNL/PIMCO Real Return Fund (0.7%) (a)	668	7,731
JNL/Select Value Fund (10.2%) (a)	5,044	77,732
JNL/T. Rowe Price Established Growth Fund (7.4%) (a)	3,721	67,644
JNL/T. Rowe Price Mid-Cap Growth Fund (3.4%) (a)	1,164	27,685
JNL/T. Rowe Price Value Fund (7.5%) (a)	5,788	54,639

Total Investment Funds (cost $616,664)		549,280

SHORT TERM INVESTMENTS - 5.8%
Mutual Funds - 5.8%
JNL/Select Money Market Fund, 0.00% (3.0%) (a) (h)	33,691	33,691

Total Short Term Investments (cost $33,691)		33,691

Total Investments - 100.0% (cost $650,355)		582,971
Other Assets and Liabilities, Net - 0.0%		(103)
Total Net Assets - 100%		$582,868

JNL/S&P Disciplined Moderate Fund (b)
INVESTMENT FUNDS - 92.7%
JNL/Mellon Capital Management Bond
Index Fund (4.3%) (a)	3,025	$34,452
JNL/Mellon Capital Management International
Index Fund (2.3%) (a)	1,413	16,818
JNL/Mellon Capital Management JNL 5 Fund (0.3%) (a)	1,311	9,936
JNL/Mellon Capital Management JNL Optimized
5 Fund (2.2%) (a)	1,294	10,314
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (1.1%) (a)	471	5,256
JNL/Mellon Capital Management S&P 500
Index Fund (5.0%) (a)	4,828	45,290
JNL/Mellon Capital Management Small Cap
Index Fund (0.7%) (a)	346	3,469
JNL/Mellon Capital Management VIP Fund (3.0%) (a)	1,604	9,914
JNL/PIMCO Real Return Fund (1.7%) (a)	1,786	20,661

Total Investment Funds (cost $152,961)		156,110

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$14	1

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $0)		1
SHORT TERM INVESTMENTS - 7.3%
Mutual Funds - 7.3%
JNL/Select Money Market Fund, 0.00% (1.1%) (a) (h)	12,370	12,370

Total Short Term Investments (cost $12,370)		12,370

Total Investments - 100.0% (cost $165,331)		168,481
Other Assets and Liabilities, Net - 0.0%		(26)
Total Net Assets - 100%		$168,455

JNL/S&P Disciplined Moderate
Growth Fund (b)
INVESTMENT FUNDS - 93.3%
JNL/Mellon Capital Management 25 Fund (2.9%) (a)	1,159	$12,055
JNL/Mellon Capital Management Bond
Index Fund (1.4%) (a)	942	10,727
JNL/Mellon Capital Management International
Index Fund (4.3%) (a)	2,585	30,760
JNL/Mellon Capital Management JNL 5 Fund (0.5%) (a)	2,128	16,133
JNL/Mellon Capital Management JNL Optimized
5 Fund (3.7%) (a)	2,111	16,824
JNL/Mellon Capital Management S&P 400 MidCap
Index Fund (1.4%) (a)	579	6,466
JNL/Mellon Capital Management S&P 500
Index Fund (5.7%) (a)	5,515	51,730
JNL/Mellon Capital Management Select
Small-Cap Fund (2.7%) (a)	951	9,192
JNL/Mellon Capital Management Small Cap
Index Fund (1.3%) (a)	632	6,349
JNL/Mellon Capital Management VIP Fund (4.9%) (a)	2,624	16,216
JNL/PIMCO Real Return Fund (1.4%) (a)	1,397	16,161

Total Investment Funds (cost $183,343)		192,613

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$11	-

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $0)		-

SHORT TERM INVESTMENTS - 6.7%
Mutual Funds - 6.7%
JNL/Select Money Market Fund, 0.00% (1.2%) (a) (h)	13,785	13,785

Total Short Term Investments (cost $13,785)		13,785

Total Investments - 100.0% (cost $197,128)		206,398
Other Assets and Liabilities, Net - 0.0%		(33)
Total Net Assets - 100%		$206,365

JNL/S&P Disciplined Growth Fund (b)
INVESTMENT FUNDS - 96.0%
JNL/Mellon Capital Management 25 Fund (1.2%) (a)	455	$4,733
JNL/Mellon Capital Management Bond
Index Fund (0.2%) (a)	147	1,671
JNL/Mellon Capital Management International
Index Fund (2.3%) (a)	1,369	16,290
JNL/Mellon Capital Management JNL 5 Fund (0.2%) (a)	1,153	8,741
JNL/Mellon Capital Management JNL Optimized
5 Fund (2.0%) (a)	1,147	9,138
JNL/Mellon Capital Management S&P 400
MidCap Index Fund (0.5%) (a)	227	2,538
JNL/Mellon Capital Management S&P 500
Index Fund (1.9%) (a)	1,824	17,105
JNL/Mellon Capital Management Select
Small-Cap Fund (1.1%) (a)	370	3,576
JNL/Mellon Capital Management Small Cap
Index Fund (0.5%) (a)	248	2,492
JNL/Mellon Capital Management VIP Fund (2.7%) (a)	1,419	8,769
JNL/PIMCO Real Return Fund (0.2%) (a)	220	2,541

Total Investment Funds (cost $68,834)		77,594

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$13	1

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $0)		1

SHORT TERM INVESTMENTS - 4.0%
Mutual Funds - 4.0%
JNL/Select Money Market Fund, 0.00% (0.3%) (a) (h)	3,281	3,281

Total Short Term Investments (cost $3,281)		3,281

Total Investments - 100.0% (cost $72,115)		80,876
Other Assets and Liabilities, Net - 0.0%		(13)
Total Net Assets - 100%		$80,863

JNL/S&P Competitive Advantage Fund
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 29.7%
Apollo Group Inc. - Class A (c)	152	$9,224
Best Buy Co. Inc. (e)	195	7,680
Coach Inc.	240	8,768
Family Dollar Stores Inc.	274	7,623
Gap Inc.	386	8,086
Scripps Networks Interactive Inc.	216	8,944
Sherwin-Williams Co.	136	8,407
Starbucks Corp. (c)	391	9,022
TJX Cos. Inc.	220	8,044
		75,798
CONSUMER STAPLES - 9.7%
Kimberly-Clark Corp.	127	8,089
PepsiCo Inc.	132	8,042
Sysco Corp.	308	8,609
		24,740
ENERGY - 10.2%
Consol Energy Inc.	181	9,018
Diamond Offshore Drilling Inc.	83	8,179
FMC Technologies Inc. (c)	151	8,719
		25,916
FINANCIALS - 3.5%
Federated Investors Inc. - Class B (e)	327	8,992

HEALTH CARE - 9.6%
Cardinal Health Inc.	261	8,423
CR Bard Inc.	102	7,948
Eli Lilly & Co.	228	8,134
		24,505
INDUSTRIALS - 10.3%
CH Robinson Worldwide Inc.	150	8,823
Fluor Corp.	198	8,926
United Parcel Service Inc. - Class B	147	8,427
		26,176
INFORMATION TECHNOLOGY - 20.0%
Automatic Data Processing Inc.	193	8,280
Dell Inc. (c)	614	8,820
Microsoft Corp.	283	8,640
Paychex Inc.	267	8,193
Teradata Corp. (c)	275	8,648
Total System Services Inc. (e)	483	8,344
		50,925
MATERIALS - 6.6%
Ecolab Inc.	186	8,315
Monsanto Co.	103	8,402
		16,717

Total Common Stocks (cost $233,587)		253,769

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$307	13

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $307)		13

SHORT TERM INVESTMENTS - 3.3%
Mutual Funds - 0.3%
JNL Money Market Fund, 0.07% (a) (h)	648	648

Securities Lending Collateral - 3.0%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	4,198	4,198
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	3,446	3,439
		7,637

Total Short Term Investments (cost $8,292)		8,285

Total Investments - 102.9% (cost $242,186)		262,067
Other Assets and Liabilities, Net - (2.9%)		(7,322)
Total Net Assets - 100%		$254,745

JNL/S&P Dividend Income & Growth Fund
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 13.7%
Home Depot Inc.	281	$8,133
McDonald's Corp.	125	7,782
Snap-On Inc.	215	9,081
VF Corp.	107	7,824
		32,820
CONSUMER STAPLES - 9.8%
Hershey Co.	221	7,893
Kimberly-Clark Corp.	117	7,485
Sysco Corp.	285	7,972
		23,350
ENERGY - 9.3%
Chevron Corp.	100	7,713
Exxon Mobil Corp.	104	7,093
Marathon Oil Corp.	241	7,516
		22,322
FINANCIALS - 10.4%
AvalonBay Communities Inc.	107	8,783
Cincinnati Financial Corp.	310	8,123
M&T Bank Corp. (e)	121	8,066
		24,972
HEALTH CARE - 9.8%
Bristol-Myers Squibb Co.	319	8,063
Merck & Co. Inc.	214	7,803
Pfizer Inc.	420	7,635
		23,501
INDUSTRIALS - 6.4%
Lockheed Martin Corp.	99	7,486
Pitney Bowes Inc.	342	7,786
		15,272
INFORMATION TECHNOLOGY - 10.1%
Automatic Data Processing Inc.	179	7,662
Harris Corp.	175	8,318
Intel Corp.	401	8,171
		24,151
MATERIALS - 9.7%
Air Products & Chemicals Inc.	95	7,679
Bemis Co. Inc.	266	7,886
PPG Industries Inc.	132	7,727
		23,292
TELECOMMUNICATION SERVICES - 10.1%
AT&T Inc.	290	8,117
CenturyTel Inc.	220	7,968
Verizon Communications Inc.	244	8,068
		24,153
UTILITIES - 10.3%
Consolidated Edison Inc.	182	8,262
Integrys Energy Group Inc. (e)	199	8,350
Southern Co.	243	8,091
		24,703

Total Common Stocks (cost $228,869)		238,536

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$311	13

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $311)		13

SHORT TERM INVESTMENTS - 4.8%
Mutual Funds - 0.5%
JNL Money Market Fund, 0.07% (a) (h)	1,254	1,254

Securities Lending Collateral - 4.3%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	6,135	6,135
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	4,152	4,143
		10,278

Total Short Term Investments (cost $11,541)		11,532

Total Investments - 104.4% (cost $240,721)		250,081
Other Assets and Liabilities, Net - (4.4%)		(10,531)
Total Net Assets - 100%		$239,550

JNL/S&P Intrinsic Value Fund
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 23.6%
Comcast Corp. - Class A (e)	534	$9,006
Gap Inc.	361	7,562
H&R Block Inc.	387	8,753
Leggett & Platt Inc.	398	8,121
Limited Brands Inc. (e)	453	8,722
Sherwin-Williams Co.	129	7,929
Target Corp.	170	8,235
		58,328
CONSUMER STAPLES - 12.9%
Hormel Foods Corp.	209	8,036
Reynolds American Inc.	157	8,296
Safeway Inc.	352	7,485
Sara Lee Corp.	653	7,952
		31,769
HEALTH CARE - 23.5%
Aetna Inc.	268	8,502
AmerisourceBergen Corp.	320	8,347
Amgen Inc. (c)	140	7,927
Coventry Health Care Inc. (c)	350	8,507
Laboratory Corp. of America Holdings (c)	108	8,116
McKesson Corp.	128	8,008
UnitedHealth Group Inc.	277	8,449
		57,856
INDUSTRIALS - 22.8%
Dun & Bradstreet Corp.	101	8,501
Equifax Inc.	272	8,415
Lockheed Martin Corp.	100	7,566
Masco Corp. (e)	575	7,939
Northrop Grumman Corp.	144	8,041
Parker Hannifin Corp.	146	7,873
Raytheon Co.	154	7,922
		56,257
INFORMATION TECHNOLOGY - 13.2%
Fiserv Inc. (c)	168	8,165
Harris Corp.	176	8,367
International Business Machines Corp.	62	8,158
Total System Services Inc.	455	7,862
		32,552
UTILITIES - 3.4%
Integrys Energy Group Inc.	201	8,441

Total Common Stocks (cost $234,758)		245,203

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$564	24

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $564)		24

SHORT TERM INVESTMENTS - 4.6%
Mutual Funds - 0.9%
JNL Money Market Fund, 0.07% (a) (h)	2,119	2,119

Securities Lending Collateral - 3.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	4,630	4,630
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	4,465	4,455
		9,085

Total Short Term Investments (cost $11,214)		11,204

Total Investments - 104.0% (cost $246,536)		256,431
Other Assets and Liabilities, Net - (4.0%)		(9,745)
Total Net Assets - 100%		$246,686

JNL/S&P Total Yield Fund
COMMON STOCKS - 100.0%
CONSUMER DISCRETIONARY - 29.1%
Comcast Corp. - Class A	461	$7,770
DR Horton Inc. (e)	662	7,197
Gannett Co. Inc.	689	10,228
Leggett & Platt Inc. (e)	347	7,070
Mattel Inc.	346	6,921
Meredith Corp. (e)	264	8,132
Pulte Homes Inc. (c) (e)	741	7,410
Washington Post Co.	17	7,398
		62,126
CONSUMER STAPLES - 16.1%
Dean Foods Co. (c)	427	7,705
HJ Heinz Co.	160	6,842
JM Smucker Co.	116	7,159
Safeway Inc.	303	6,457
SUPERVALU Inc.	483	6,135
		34,298
FINANCIALS - 25.6%
American Express Co.	167	6,769
American International Group Inc. (c) (e)	224	6,709
Bank of America Corp.	434	6,535
Capital One Financial Corp. (e)	182	6,971
Goldman Sachs Group Inc.	41	6,955
Morgan Stanley	219	6,484
ProLogis	517	7,079
State Street Corp.	161	7,029
		54,531
INDUSTRIALS - 15.7%
Caterpillar Inc.	116	6,595
General Electric Co.	427	6,456
PACCAR Inc.	181	6,578
Pitney Bowes Inc.	298	6,789
Ryder System Inc.	168	6,928
		33,346

INFORMATION TECHNOLOGY - 10.2%
Fiserv Inc. (c)	146	7,071
International Business Machines Corp.	54	7,098
Xerox Corp.	884	7,482
		21,651
MATERIALS - 3.3%
International Paper Co.	266	7,133

Total Common Stocks (cost $200,479)		213,085

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$730	31

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $730)		31

SHORT TERM INVESTMENTS - 13.0%
Mutual Funds - 0.3%
JNL Money Market Fund, 0.07% (a) (h)	616	616

Securities Lending Collateral - 12.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	16,656	16,656
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	10,418	10,396
		27,052

Total Short Term Investments (cost $27,690)		27,668

Total Investments - 113.0% (cost $228,899)		240,784
Other Assets and Liabilities, Net - (13.0%)		(27,748)
Total Net Assets - 100%		$213,036

JNL/S&P 4 Fund (b)
INVESTMENT FUNDS - 100.0%
JNL/S&P Competitive Advantage Fund (60.7%) (a)	15,497	$154,192
JNL/S&P Dividend Income & Growth Fund (65.3%) (a)	17,968	156,139
JNL/S&P Intrinsic Value Fund (64.5%) (a)	16,248	158,414
JNL/S&P Total Yield Fund (74.5%) (a)	17,439	158,696

Total Investment Funds (cost $528,371)		627,441

Total Investments - 100.0% (cost $528,371)		627,441
Other Assets and Liabilities, Net - 0.0%		(36)
Total Net Assets - 100%		$627,405

JNL/Select Balanced Fund
COMMON STOCKS - 64.4%
CONSUMER DISCRETIONARY - 4.5%
Comcast Corp. - Class A		362	$6,102
Gap Inc.		173	3,622
Honda Motor Co. Ltd. - ADR		78	2,631
Limited Brands Inc.		192	3,688
Lowe's Cos. Inc.		139	3,240
Staples Inc.		250	6,150
Time Warner Inc. (e)		143	4,163
Walt Disney Co. (e)		122	3,944
			33,540
CONSUMER STAPLES - 6.2%
CVS Caremark Corp.		93	3,005
Kimberly-Clark Corp.		67	4,249
PepsiCo Inc.		128	7,807
Philip Morris International Inc.		157	7,556
Procter & Gamble Co.		87	5,287
Smithfield Foods Inc. (c)		283	4,294
Unilever NV - NYS		173	5,580
Wal-Mart Stores Inc.		148	7,905
			45,683

ENERGY - 9.5%
Anadarko Petroleum Corp.		82	5,143
Baker Hughes Inc. (e)		128	5,185
Cenovus Energy Inc.		157	3,959
Chevron Corp.		202	15,544
EnCana Corp.		168	5,429
Exxon Mobil Corp.		202	13,781
Marathon Oil Corp.		245	7,661
Total SA - ADR		176	11,271
XTO Energy Inc.		48	2,245
			70,218
FINANCIALS - 9.9%
ACE Ltd.		145	7,298
Bank of America Corp.		460	6,925
Chubb Corp.		108	5,316
Goldman Sachs Group Inc.		19	3,174
JPMorgan Chase & Co.		234	9,755
M&T Bank Corp. (e)		38	2,549
Marsh & McLennan Cos. Inc.		144	3,175
MetLife Inc.		205	7,247
PNC Financial Services Group Inc. (e)		77	4,086
State Street Corp.		56	2,443
Travelers Cos. Inc.		56	2,797
UBS AG (c)		222	3,446
Wells Fargo & Co.		559	15,093
			73,304
HEALTH CARE - 9.5%
Bristol-Myers Squibb Co.		252	6,358
Cardinal Health Inc.		143	4,610
Covidien Plc		116	5,565
Eli Lilly & Co. (e)		289	10,334
Johnson & Johnson		127	8,174
Medtronic Inc.		170	7,477
Merck & Co. Inc.		355	12,967
Pfizer Inc.		599	10,903
UnitedHealth Group Inc.		129	3,926
			70,314
INDUSTRIALS - 8.4%
Caterpillar Inc.		46	2,644
Continental Airlines Inc. - Class B (c)		177	3,174
Deere & Co. (e)		152	8,238
FedEx Corp.		54	4,540
General Dynamics Corp.		81	5,501
Honeywell International Inc.		130	5,100
Lockheed Martin Corp.		76	5,696
Parker Hannifin Corp.		87	4,677
Pentair Inc.		213	6,873
Siemens AG - ADR		50	4,585
United Parcel Service Inc. - Class B		117	6,730
Waste Management Inc.		118	3,990
			61,748
INFORMATION TECHNOLOGY - 7.9%
Accenture Plc		137	5,702
Analog Devices Inc. (e)		120	3,780
AOL Inc. (c)		-	-
Automatic Data Processing Inc.		117	5,019
Avnet Inc. (c)		96	2,898
Cisco Systems Inc. (c)		193	4,608
Corning Inc.		203	3,924
Hewlett-Packard Co. (e)		89	4,605
International Business Machines Corp.		114	14,975
Microsoft Corp.		219	6,671
Texas Instruments Inc.		227	5,910
			58,092
MATERIALS - 3.2%
Agrium Inc.		67	4,127
Barrick Gold Corp.		104	4,099
BHP Billiton Ltd. - ADR		42	3,224
International Paper Co.		175	4,689
Owens-Illinois Inc. (c)		102	3,356
Sonoco Products Co.		150	4,399
			23,894

TELECOMMUNICATION SERVICES - 2.5%
AT&T Inc.		648	18,175

UTILITIES - 2.8%
Dominion Resources Inc. (e)		233	9,084
Exelon Corp.		100	4,902
PG&E Corp.		143	6,385
			20,371

Total Common Stocks (cost $424,747)			475,339

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Bank of America Corp., 10.00%		56	828

Total Preferred Stocks (cost $833)			828

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 1.1%
Banc of America Commercial Mortgage Inc.
REMIC, 5.12%, 07/11/43		$750	776
REMIC, 5.74%, 05/10/45 (i)		350	344
REMIC, 5.18%, 09/10/47 (i)		1,200	1,178
Bank of America-First Union NB Commercial Mortgage
REMIC, 5.46%, 04/11/37		498	518
Carmax Auto Owner Trust, 4.79%, 02/15/13		500	521
Citibank Credit Card Issuance Trust, 5.65%, 09/20/19		750	812
Commercial Mortgage Acceptance Corp.
REMIC, 7.78%, 06/15/31 (i)		71	71
Continental Airlines Inc., 5.98%, 04/19/22		280	270
GE Capital Commercial Mortgage Corp.
REMIC, 6.03%, 08/11/33		79	80
GS Mortgage Securities Corp. II REMIC, 4.75%, 07/10/39		900	871
JPMorgan Chase Commercial Mortgage Securities Corp.
REMIC, 5.46%, 03/11/39 (i)		415	406
REMIC, 5.54%, 09/11/41		600	584
Marriott Vacation Club Trust, 5.36%, 10/20/28 (t) (v)		45	44
Merrill Lynch Mortgage Trust REMIC, 5.05%, 07/12/38 (i)		500	486
Morgan Stanley Dean Witter Capital I REMIC,
5.98%, 01/15/39		560	586
Sigma Finance, Inc. (d) (f) (u)		1,046	44
Southwest Airlines Co., 6.15%, 08/01/22		238	236

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $8,788)			7,827

CORPORATE BONDS AND NOTES - 9.0%
CONSUMER DISCRETIONARY - 0.6%
Comcast Corp., 6.55%, 07/01/39 (e)		375	393
COX Communications Inc., 5.45%, 12/15/14		500	536
Daimler Finance North America LLC, 8.50%, 01/18/31 (e)		300	369
Grupo Televisa SA, 6.63%, 01/15/40 (t) (v)		375	371
Lowe's Cos. Inc., 6.65%, 09/15/37		420	479
News America Inc., 5.65%, 08/15/20 (e) (t) (v)		195	203
Staples Inc., 9.75%, 01/15/14 (l)		335	408
Time Warner Cable Inc.
5.85%, 05/01/17		270	284
5.00%, 02/01/20		500	485
Viacom Inc., 6.88%, 04/30/36		670	724
			4,252
CONSUMER STAPLES - 0.3%
Anheuser-Busch InBev Worldwide Inc.,
6.88%, 11/15/19 (t) (v)		480	536
CVS Caremark Corp.
6.13%, 08/15/16 (e)		400	431
5.75%, 06/01/17		245	259
Kraft Foods Inc., 6.25%, 06/01/12		825	889
			2,115
ENERGY - 0.3%
ConocoPhillips, 4.60%, 01/15/15		500	531
EOG Resources Inc., 5.63%, 06/01/19		190	202
Indianapolis Power & Light Co. (insured by
AMBAC Assurance Corp.), 6.60%, 06/01/37 (t) (v)		500	530
PPL Electric Utilities Corp., 6.25%, 05/15/39		60	64
San Diego Gas & Electric Co., 6.00%, 06/01/39		100	107
Shell International Finance BV, 3.25%, 09/22/15 (e)		550	550
StatoilHydro ASA, 5.25%, 04/15/19		215	228
			2,212
FINANCIALS - 5.5%
Ace Capital Trust II, 9.70%, 04/01/30		525	590
American Express Centurion Bank, 6.00%, 09/13/17		850	881
ANZ National International Ltd., 2.38%, 12/21/12 (t) (v)		260	258
ASIF Global Financing XIX, 4.90%, 01/17/13 (t) (v)		500	460
AXA SA, 8.60%, 12/15/30		425	494
Bank of America Corp.
6.50%, 08/01/16		600	645
5.42%, 03/15/17		700	691
Bank of New York Mellon
4.30%, 05/15/14		240	253
5.45%, 05/15/19		500	525
Barclays Bank Plc, 6.75%, 5/22/19		320	357
Capital One Capital IV, 6.75%, 02/17/37		250	208
CDP Financial, 4.40%, 11/25/19 (t) (v)		600	575
Charles Schwab Corp., 4.95%, 06/01/14		190	200
Citigroup Inc.
5.50%, 10/15/14 (e)		515	521
8.50%, 05/22/19		400	462
8.13%, 07/15/39		115	130
Credit Suisse USA Inc., 4.88%, 01/15/15 (e)		345	361
Discover Financial Services, 6.45%, 06/12/17		90	84
Eaton Vance Corp., 6.50%, 10/02/17		160	165
EDP Finance BV, 4.90%, 10/01/19 (t) (v)		390	387
Enel Finance International SA
5.13%, 10/07/19 (t) (v)		350	352
6.80%, 09/15/37 (e) (t) (v)		235	260
Everest Reinsurance Holdings Inc., 5.40%, 10/15/14		215	210
General Electric Capital Corp.
3.00%, 12/09/11		5,000	5,154
5.88%, 02/15/12 (e)		1,000	1,071
5.90%, 05/13/14		250	270
Goldman Sachs Group Inc.
1.63%, 07/15/11		4,000	4,036
5.63%, 01/15/17		1,350	1,379
Hartford Financial Services Group Inc., 6.10%, 10/01/41		700	559
HCP Inc., 6.00%, 01/30/17		365	344
HSBC Bank USA, 5.88%, 11/01/34		250	243
HSBC Finance Corp., 6.38%, 11/27/12		500	545
International Lease Finance Corp., 5.65%, 06/01/14		1,000	756
JPMorgan Chase & Co.
3.70%, 01/20/15		600	602
6.30%, 04/23/19		475	523
6.40%, 05/15/38		425	468
Kimco Realty Corp., 5.78%, 03/15/16		345	341
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (t) (v)		475	449
Liberty Property LP, 6.63%, 10/01/17		225	218
Metropolitan Life Global Funding I, 2.88%, 09/17/12 (t) (v)		600	605
Morgan Stanley
2.00%, 09/22/11		5,000	5,077
6.00%, 05/13/14		400	430
5.38%, 10/15/15		170	176
5.45%, 01/09/17		700	708
National Rural Utilities Cooperative Finance Corp.,
5.45%, 02/01/18 (e)		1,000	1,044
Nordea Bank AB, 3.70%, 11/13/14 (t) (v)		345	344
PNC Funding Corp., 5.40%, 06/10/14		525	561
ProLogis, 5.63%, 11/15/16		400	369
Prudential Financial Inc., 5.50%, 03/15/16		425	426
Realty Income Corp., 6.75%, 08/15/19		355	348
Simon Property Group LP, 6.10%, 05/01/16		325	332
Sovereign Bank, 8.75%, 05/30/18		450	520
Svenska Handelsbanken AB, 4.88%, 06/10/14 (t) (v)		700	733
U.S. Bank NA, 4.95%, 10/30/14 (e)		450	477
US Bancorp, 2.88%, 11/20/14 (e)		500	488
Wachovia Corp., 5.25%, 08/01/14		500	518
WEA Finance LLC
5.70%, 10/01/16 (t) (v)		100	103
7.13%, 04/15/18 (t) (v)		350	383
Wells Fargo & Co., 3.75%, 10/01/14		575	573
			40,242
HEALTH CARE - 0.3%
Amgen Inc., 6.15%, 06/01/18		425	471
Express Scripts Inc., 6.25%, 06/15/14 (e)		160	175
Merck & Co. Inc., 4.00%, 06/30/15		370	386
Schering-Plough Corp., 5.30%, 12/01/13 (l)		450	495
Thermo Fisher Scientific Inc., 3.25%, 11/18/14 (t) (v)		140	137
UnitedHealth Group Inc., 5.50%, 11/15/12		500	534
			2,198
INDUSTRIALS - 0.3%
Cargill Inc., 5.60%, 09/15/12 (t) (v)		485	522
Deere & Co., 4.38%, 10/16/19		185	185
Pitney Bowes Inc., 5.75%, 09/15/17		385	413
Siemens Financieringsmaatschappij NV,
5.75%, 10/17/16 (e) (t) (v)		675	728
Southwest Airlines Co., 5.75%, 12/15/16		500	494
			2,342
INFORMATION TECHNOLOGY - 0.4%
Cisco Systems Inc., 4.45%, 01/15/20		500	490
Dell Inc., 5.88%, 06/15/19		460	487
Fiserv Inc., 6.13%, 11/20/12		450	490
Hewlett-Packard Co., 5.25%, 03/01/12		350	375
Intuit Inc., 5.40%, 03/15/12		550	584
Oracle Corp., 6.13%, 07/08/39		500	525
Xerox Corp., 8.25%, 05/15/14		125	143
			3,094
MATERIALS - 0.1%
Potash Corp. of Saskatchewan Inc., 4.88%, 03/30/20		675	666

TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc.
6.45%, 06/15/34		480	489
6.80%, 05/15/36 (e)		150	160
AT&T Wireless Services Inc., 7.88%, 03/01/11		750	806
BellSouth Corp., 6.55%, 06/15/34		300	308
BellSouth Telecommunications Inc., 7.00%, 12/01/95		70	69
Deutsche Telekom International Finance BV,
8.75%, 06/15/30 (l)		275	354
France Telecom SA, 4.38%, 07/08/14		230	240
Telecom Italia Capital SA, 5.25%, 10/01/15		675	706
Verizon Global Funding Corp., 7.75%, 12/01/30		500	587
Verizon Wireless Capital LLC, 5.55%, 02/01/14		500	543
Vodafone Group Plc, 5.45%, 06/10/19		600	621
			4,883
UTILITIES - 0.5%
Abu Dhabi National Energy Co.
5.62%, 10/25/12 (t) (v)		250	255
5.88%, 10/27/16 (t) (v)		195	188
Atmos Energy Corp., 6.35%, 06/15/17		385	409
Colorado Public Service Co., 5.13%, 06/01/19		500	520
Consolidated Edison Co. of New York Inc., 5.30%, 12/01/16		250	260
MidAmerican Energy Co., 5.65%, 07/15/12 (e)		500	540
MidAmerican Energy Holdings Co., 6.13%, 04/01/36		350	358
Niagara Mohawk Power Corp., 3.55%, 10/01/14 (t) (v)		415	414
Pennsylvania Electric Co., 5.20%, 04/01/20		600	591
Southern California Edison Co., 5.55%, 01/15/37 (e)		500	497
			4,032

Total Corporate Bonds and Notes (cost $64,673)			66,036

GOVERNMENT AND AGENCY OBLIGATIONS - 21.7%
GOVERNMENT SECURITIES - 11.4%
Municipals - 0.9%
Bay Area Toll Authority, 6.26%, 04/01/49		600	573
Dallas Area Rapid Transit
(insured by AMBAC Assurance Corp.), 6.00%, 12/01/44		650	666
Illinois State Toll Highway Municipal Bond, 6.18%, 01/01/34		565	561
Los Angeles Unified School District, 5.75%, 07/01/34		800	739
Maryland Transportation Authority, 5.89%, 07/01/43		265	265
Massachusetts School Building Authority, 5.72%, 08/15/39		500	491
New Jersey State Turnpike Authority, 7.41%, 01/01/40		205	230
New York, NJ, Port Authority Revenue
5.86%, 12/01/24		180	187
6.04%, 12/01/29		105	105
North Texas Tollway Authority, 6.72%, 01/01/49		600	623
Oregon School Boards Association
(insured by AMBAC Assurance Corp.), 4.76%, 06/30/28		420	355
San Antonio Texas Electric & Gas, 5.99%, 02/01/20		135	136
State of California, 6.20%, 10/01/19		275	265
University of California, 5.77%, 05/15/43		615	597
University of California, Series F, 6.58%, 05/15/49		370	360
University of Missouri, 5.96%, 11/01/39		360	368
			6,521
Sovereign - 0.8%
Financing Corp. Fico
0.00%, 12/06/13 (j)		275	243
0.00%, 12/27/13 (j)		220	194
Province of Ontario, Canada, 4.00%, 10/07/19 (e)		550	527
Qatar Government International Bond,
4.00%, 01/20/15 (t) (v)		425	426
Resolution Funding Corp. - Interest Only Strip,
3.88%, 04/15/14		2,550	2,254
Tennessee Valley Authority, 4.38%, 06/15/15 (e)		1,900	1,994
			5,638
U.S. Treasury Securities - 9.7%
U.S. Treasury Bond, 4.25%, 05/15/39		1,000	938
U.S. Treasury Note
2.38%, 08/31/10		2,000	2,026
1.00%, 07/31/11		9,300	9,314
1.00%, 09/30/11		36,500	36,490
4.50%, 03/31/12		2,225	2,381
1.38%, 05/15/12 (e)		13,000	13,000
4.75%, 05/31/12		2,000	2,160
3.13%, 09/30/13		2,500	2,598
1.88%, 02/28/14		2,000	1,967
3.88%, 05/15/18		1,000	1,015
			71,889

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 10.3%
Federal Home Loan Mortgage Corp. - 4.9%
Federal Home Loan Mortgage Corp.
3.50%, 05/29/13		5,000	5,231
5.50%, 10/01/16		152	162
6.00%, 04/01/17		113	121
5.00%, 10/01/17		138	145
6.50%, 11/01/17		48	52
5.00%, 01/01/18		58	61
5.50%, 01/01/18		1	1
5.00%, 04/01/18		76	80
4.50%, 05/01/18		94	98
5.00%, 05/01/18		146	154
4.50%, 09/01/18		116	121
4.50%, 11/01/18		76	78
4.50%, 11/01/18		162	169
5.50%, 11/01/18		76	81
5.50%, 01/01/19		249	265
4.50%, 03/01/19		707	734
5.50%, 08/01/19		231	247
5.00%, 05/01/21		1,093	1,149
5.00%, 12/01/21		103	108
5.00%, 02/01/23		65	69
5.00%, 03/01/23		45	48
5.00%, 05/01/23		191	200
5.00%, 07/01/23		1,793	1,877
5.00%, 07/01/23		1,032	1,080
5.00%, 08/01/23		1,020	1,067
7.00%, 11/01/30		112	124
6.00%, 01/16/31, TBA (g)		11,400	12,088
7.00%, 02/01/31		38	42
7.00%, 06/01/31		31	34
7.00%, 10/01/32		103	114
4.50%, 04/01/38		76	76
4.50%, 09/01/38		72	72
4.50%, 02/01/39		5,243	5,236
4.50%, 02/01/39		1,162	1,161
4.50%, 03/01/39		3,568	3,562
			35,907
Federal National Mortgage Association - 4.7%
5.00%, 11/01/17		59	62
6.00%, 01/01/18		34	36
5.00%, 02/01/18		276	291
5.00%, 12/01/18		415	437
5.00%, 03/01/21		406	426
7.50%, 09/01/29		38	43
7.00%, 10/01/33		283	312
4.50%, 11/01/33		162	163
4.50%, 12/01/33		316	318
4.50%, 09/01/35		301	302
4.50%, 09/01/35		732	735
6.00%, 01/16/37, TBA (g)		11,400	12,073
4.50%, 02/01/39		8,219	8,212
4.50%, 02/01/39		966	965
4.50%, 03/01/39		8,173	8,166
4.50%, 03/01/39		2,301	2,299
			34,840
Government National Mortgage Association - 0.7%
Government National Mortgage Association
6.50%, 04/15/26		40	43
5.50%, 11/15/32		96	101
7.00%, 01/15/33		40	44
6.00%, 02/15/33		129	137
6.00%, 03/15/33		40	42
5.50%, 05/15/33		99	104
7.00%, 05/15/33		20	22
5.50%, 05/20/33		145	153
5.00%, 06/20/33		80	83
5.50%, 07/15/33		47	50
5.00%, 10/15/33		225	233
6.00%, 10/20/33		146	156
6.00%, 04/15/34		13	14
6.00%, 01/15/35		26	27
5.50%, 02/15/36		20	21
5.00%, 03/15/36		34	35
5.00%, 06/15/37		80	83
5.00%, 06/15/38		547	564
5.00%, 06/15/38		861	887
5.00%, 06/15/38		808	832
5.00%, 07/15/38		45	46
5.00%, 07/15/38		43	45
5.00%, 09/15/38		1,713	1,765
REMIC, 7.50%, 09/16/35		23	26
			5,513

Total Government and Agency Obligations (cost $159,558)			160,308

SHORT TERM INVESTMENTS - 10.7%
Mutual Funds - 5.3%
JNL Money Market Fund, 0.07% (a) (h)		39,129	39,129

Securities Lending Collateral - 5.4%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		21,585	21,585
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		18,094	18,056
			39,641

Total Short Term Investments (cost $78,808)			78,770

Total Investments - 107.0% (cost $737,407)			789,108
Other Assets and Liabilities, Net - (7.0%)			(51,389)
Total Net Assets - 100%			$737,719

JNL/Select Money Market Fund
SHORT TERM INVESTMENTS - 99.8%
Certificates of Deposit - 26.6%
Bank Nova Scotia, 0.33%, 03/04/10		$15,000	$15,000
Bank of America Corp., 0.61%, 01/06/10		13,000	13,000
Barclays Bank Plc, 0.43%, 05/05/10		11,900	11,900
BNP Paribas, 0.33%, 05/04/10		26,000	26,002
Calyon New York, 0.31%, 05/11/10		10,500	10,500
Calyon NY, 0.28%, 02/26/10 (i)		13,000	12,994
Canadian Imperial Bank of New York, 0.42%, 05/26/10 (i)		12,000	12,000
Citibank, 0.21%, 03/02/10		15,000	15,000
Commonwealth, 0.29%, 06/08/10		11,700	11,700
DNB Nor Bank ASA
0.27%, 01/15/10		12,000	12,000
0.27%, 06/09/10		14,000	14,000
Nordea Bank AB, 0.01%, 04/28/10		7,500	7,529
Nordea Bank Finland Plc, 0.28%, 04/07/10		18,000	18,000
Procter & Gamble Co., 0.29%, 05/07/10 (i)		5,240	5,240
Procter & Gamble International Funding SCA,
0.53%, 02/08/10 (i)		6,000	6,000
Rabobank Nederland, 0.27%, 01/19/10		18,000	18,000
Societe Generale, 0.30%, 05/17/10		11,000	11,000
Societe Generale NY, 0.25%, 01/14/10		12,000	12,000
Svenska Handelsbanken
0.31%, 05/13/10		10,000	10,000
0.47%, 06/10/10 (i)		7,500	7,500
Toronto-Dominion Bank NY
0.52%, 01/25/10		13,500	13,500
0.34%, 04/12/10		12,000	12,001
Toyota Motor Credit Corp., 1.53%, 01/29/10 (i)		12,566	12,566
UBS AG Stamford, 0.57%, 04/21/10		8,000	8,000
UBS-NY, 0.86%, 03/02/10		10,000	10,000
			305,432
Commercial Paper - 25.7%
Australia & New Zealand Banking Group Ltd.,
0.26%, 06/15/10		17,400	17,379
Bank of America Corp., 0.03%, 06/08/10		16,000	15,979
CAFCO LLC, 0.24%, 02/08/10		17,500	17,495
Chariot Funding LLC
0.16%, 01/12/10		12,000	11,999
0.18%, 02/12/10		4,700	4,699
Ciesco LLC, 0.24%, 01/25/10		19,200	19,197
Clipper Receivables Co., 0.23%, 01/02/10		18,000	17,999
CRC Funding LLC
0.25%, 01/08/10		10,600	10,599
0.25%, 01/12/10		10,600	10,599
Enterprise Funding
0.19%, 02/10/10		11,500	11,498
0.19%, 02/22/10		5,900	5,898
Falcon Asset Securitization Co. LLC, 0.16%, 01/20/10		17,300	17,299
General Electric Capital Corp., 0.21%, 01/19/10		25,000	24,997
HSBC Bank USA, 0.20%, 01/07/10		11,700	11,700
Jupiter Securitization Corp., 0.16%, 01/13/10		17,700	17,699
Kitty Hawk Funding Corp.
0.16%, 01/06/10		7,200	7,200
0.18%, 02/06/10		10,200	10,198
Park Avenue Receivables Company LLC
0.15%, 01/05/10		13,700	13,700
0.17%, 01/27/10		3,700	3,700
Ranger Funding Co. LLC, 0.19%, 01/25/10		7,300	7,299
Total Capital SA, 0.19%, 03/04/10		8,500	8,497
Westpac Banking Corp., 0.29%, 04/07/10		18,000	17,986
Yorktown Capital LLC
0.16%, 01/14/10		6,100	6,100
0.19%, 02/05/10		5,500	5,499
			295,215
Federal Farm Credit Bank - 1.8%
Federal Farm Credit Bank 2.38%, 04/07/10		20,000	20,115

Federal Home Loan Bank - 13.8%
Federal Home Loan Bank
0.30%, 01/08/10		25,000	24,999
3.75%, 01/08/10		8,000	8,005
0.31%, 01/13/10		20,000	19,998
0.30%, 01/20/10		10,000	9,998
0.30%, 01/22/10		20,000	19,997
0.29%, 02/10/10		20,000	19,993
0.26%, 02/24/10		25,000	24,990
0.22%, 03/24/10		10,000	9,995
0.20%, 04/07/10		20,000	19,989
			157,964
Federal Home Loan Mortgage Corp. - 22.8%
Federal Home Loan Mortgage Corp.
0.30%, 01/25/10		50,000	49,990
0.14%, 02/04/10 (i)		9,000	9,000
0.29%, 02/08/10		25,000	24,992
0.25%, 02/22/10		25,000	24,991
3.13%, 02/12/10		10,000	10,033
0.24%, 03/01/10		25,000	24,990
0.21%, 03/15/10		22,000	21,991
0.21%, 03/22/10		15,000	14,993
0.24%, 03/23/10		16,000	15,991
0.25%, 03/31/10		20,000	19,988
0.20%, 04/07/10		25,000	24,987
0.20%, 04/19/10		10,000	9,994
0.19%, 05/04/10		10,000	9,995
			261,935
Federal National Mortgage Association - 4.3%
Federal National Mortgage Association
0.30%, 01/05/10		15,000	15,000
0.29%, 02/10/10		20,000	19,994
0.19%, 05/05/10		15,000	14,990
			49,984
Mutual Funds - 0.0%
JPMorgan Prime Money Market Fund, 0.17% (h)		98	98

Repurchase Agreement - 4.8%
Repurchase Agreement with Banc of America
Securities, 0.01% (Collateralized by $16,389
Federal National Mortgage Association, 4.93%, due
07/01/38, value $17,226, $18,797 Federal
National Mortgage Association, 2.50%, due 01/03/36,
value $19,626, $18,417 Federal National
Mortgage Association, 5.05%, due 01/01/39, value
$19,452) acquired on 12/31/09, due 01/04/10
at $55,200		$55,200	55,200

Total Short Term Investments (cost $1,145,943)			1,145,943

Total Investments - 99.8% (cost $1,145,943)
Other Assets and Liabilities, Net - 0.2%			1,145,943
Total Net Assets - 100%			1,838
			$1,147,781

JNL/Select Value Fund
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 9.7%
Coach Inc.		147	$5,370
Comcast Corp. - Class A		649	10,945
Ford Motor Co. (c)		406	4,059
Gap Inc.		149	3,117
Home Depot Inc.		282	8,152
Kohl's Corp. (c)		119	6,428
Mattel Inc.		392	7,840
Stanley Works (e)		252	12,960
Staples Inc.		340	8,356
Target Corp.		155	7,507
			74,734
CONSUMER STAPLES - 7.2%
CVS Caremark Corp.		195	6,294
Dean Foods Co. (c)		280	5,048
General Mills Inc.		56	3,958
Kimberly-Clark Corp.		119	7,601
Nestle SA - ADR		187	9,039
PepsiCo Inc.		143	8,719
Philip Morris International Inc.		157	7,580
Sysco Corp.		262	7,323
			55,562
ENERGY - 17.3%
Apache Corp.		103	10,596
Baker Hughes Inc. (e)		290	11,735
BP Plc - ADR		134	7,756
Chevron Corp.		273	20,980
ConocoPhillips		225	11,470
EOG Resources Inc.		43	4,213
Exxon Mobil Corp.		386	26,342
Hess Corp.		130	7,865
Marathon Oil Corp.		279	8,717
Occidental Petroleum Corp.		233	18,930
XTO Energy Inc.		117	5,465
			134,069
FINANCIALS - 19.9%
ACE Ltd.		287	14,475
Ameriprise Financial Inc.		126	4,872
AON Corp.		168	6,453
Bank of America Corp.		795	11,971
Bank of New York Mellon Corp.		260	7,282
Chubb Corp.		204	10,033
Goldman Sachs Group Inc.		109	18,387
JPMorgan Chase & Co.		646	26,906
PNC Financial Services Group Inc. (e)		263	13,889
Principal Financial Group Inc.		125	3,000
UBS AG (c)		222	3,449
Unum Group		441	8,602
Wells Fargo & Co.		946	25,533
			154,852
HEALTH CARE - 11.7%
Abbott Laboratories		170	9,194
Amgen Inc. (c)		68	3,830
Baxter International Inc.		164	9,606
Cardinal Health Inc.		203	6,532
Covidien Plc		178	8,520
Johnson & Johnson		105	6,769
Merck & Co. Inc.		282	10,301
Pfizer Inc.		914	16,629
Teva Pharmaceutical Industries Ltd. - ADR		132	7,405
UnitedHealth Group Inc.		220	6,715
Zimmer Holdings Inc. (c)		95	5,592
			91,093
INDUSTRIALS - 10.0%
Boeing Co.		121	6,544
Cummins Inc.		170	7,805
General Electric Co.		833	12,603
Illinois Tool Works Inc.		149	7,131
Ingersoll-Rand Plc		395	14,103
PACCAR Inc. (e)		142	5,165
Precision Castparts Corp.		32	3,564
Textron Inc. (e)		392	7,368
United Parcel Service Inc. - Class B		94	5,387
Waste Management Inc.		230	7,783
			77,453
INFORMATION TECHNOLOGY - 8.6%
Cisco Systems Inc. (c)		515	12,327
Hewlett-Packard Co.		233	12,017
Intel Corp.		592	12,073
Maxim Integrated Products Inc.		256	5,205
Microsoft Corp.		425	12,943
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		358	4,091
Texas Instruments Inc.		324	8,433
			67,089
MATERIALS - 5.6%
Agrium Inc.		132	8,136
Cliffs Natural Resources Inc. (e)		199	9,172
Dow Chemical Co.		101	2,780
EI Du Pont de Nemours & Co.		231	7,768
Mosaic Co.		129	7,681
Rexam Plc - ADR (e)		157	3,730
Steel Dynamics Inc.		210	3,728
			42,995
TELECOMMUNICATION SERVICES - 3.1%
AT&T Inc.		626	17,534
Verizon Communications Inc.		195	6,447
			23,981
UTILITIES - 3.4%
Edison International		196	6,827
Entergy Corp.		95	7,783
Exelon Corp.		106	5,180
FPL Group Inc.		130	6,851
			26,641

Total Common Stocks (cost $687,534)			748,469

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Bank of America Corp., 10.00%		273	4,079

Total Preferred Stocks (cost $4,101)			4,079

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$631	27

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $631)			27

SHORT TERM INVESTMENTS - 7.1%
Mutual Funds - 2.9%
JNL Money Market Fund, 0.07% (a) (h)		22,516	22,516

Securities Lending Collateral - 4.2%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		29,610	29,610
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		2,976	2,970
			32,580

Total Short Term Investments (cost $55,102)			55,096

Total Investments - 104.1% (cost $747,368)			807,671
Other Assets and Liabilities, Net - (4.1%)			(31,438)
Total Net Assets - 100%			$776,233

JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS - 98.8%
CONSUMER DISCRETIONARY - 13.2%
Amazon.com Inc. (c)		228	$30,617
AutoZone Inc. (c)		74	11,745
Carmax Inc. (c) (e)		206	4,983
Carnival Corp. (c)		64	2,038
Expedia Inc. (c)		255	6,561
Kohl's Corp. (c)		95	5,102
Lowe's Cos. Inc.		371	8,687
Marriott International Inc. - Class A (e)		292	7,957
McGraw-Hill Cos. Inc.		237	7,949
MGM Mirage (c) (e)		116	1,062
Nike Inc. - Class B		105	6,937
O'Reilly Automotive Inc. (c)		88	3,358
Priceline.com Inc. (c)		19	4,239
Starbucks Corp. (c)		433	9,985
Walt Disney Co.		237	7,656
Wynn Macau Ltd. (c) (e)		807	994
Yum! Brands Inc. (e)		145	5,064
			124,934
CONSUMER STAPLES - 3.2%
Costco Wholesale Corp.		122	7,242
Nestle SA		83	4,034
PepsiCo Inc.		179	10,901
Procter & Gamble Co.		128	7,777
			29,954
ENERGY - 6.4%
Cameron International Corp. (c)		152	6,354
EOG Resources Inc.		76	7,346
Exxon Mobil Corp.		52	3,553
Murphy Oil Corp.		84	4,558
Petroleo Brasileiro SA - ADR		299	12,683
Schlumberger Ltd.		238	15,472
Smith International Inc.		35	954
Suncor Energy Inc.		264	9,325
			60,245
FINANCIALS - 13.3%
American Express Co.		207	8,396
Bank of America Corp.		139	2,087
BlackRock Inc. (e)		14	3,204
Charles Schwab Corp. (e)		440	8,288
CME Group Inc.		14	4,737
Franklin Resources Inc. (e)		78	8,228
Goldman Sachs Group Inc.		59	9,978
IntercontinentalExchange Inc. (c) (e)		61	6,873
Invesco Ltd.		401	9,408
JPMorgan Chase & Co.		446	18,601
Morgan Stanley		272	8,051
Northern Trust Corp.		94	4,899
PNC Financial Services Group Inc.		87	4,614
State Street Corp.		65	2,817
Sun Life Financial Services of Canada Inc.		167	4,822
TD Ameritrade Holding Corp. (c)		272	5,275
U.S. Bancorp		403	9,074
Wells Fargo & Co.		258	6,969
			126,321
HEALTH CARE - 12.9%
Allergan Inc.		196	12,331
Celgene Corp. (c)		85	4,705
Covidien Plc		11	544
Express Scripts Inc. (c)		218	18,803
Gilead Sciences Inc. (c)		367	15,897
Illumina Inc. (c) (e)		47	1,434
Intuitive Surgical Inc. (c)		31	9,251
McKesson Corp.		135	8,438
Medco Health Solutions Inc. (c)		521	33,272
Stryker Corp. (e)		115	5,772
Teva Pharmaceutical Industries Ltd. - ADR		109	6,118
Vertex Pharmaceuticals Inc. (c)		78	3,342
WellPoint Inc. (c)		48	2,792
			122,699
INDUSTRIALS - 8.7%
3M Co.		85	7,060
Danaher Corp.		379	28,508
Deere & Co.		68	3,694
Expeditors International Washington Inc.		178	6,196
Fastenal Co. (e)		74	3,069
FedEx Corp.		70	5,816
McDermott International Inc. (c)		152	3,654
PACCAR Inc. (e)		147	5,332
Precision Castparts Corp.		90	9,943
Republic Services Inc. - Class A		144	4,079
Rockwell Automation Inc.		73	3,406
Union Pacific Corp.		25	1,598
			82,355
INFORMATION TECHNOLOGY - 33.9%
Accenture Plc		233	9,661
Apple Inc. (c)		286	60,264
Autodesk Inc. (c)		172	4,382
Automatic Data Processing Inc.		142	6,085
Baidu.com - ADR (c)		17	6,950
Broadcom Corp. - Class A (c) (e)		153	4,824
Cielo SA		305	2,683
Cisco Systems Inc. (c)		506	12,104
Dolby Laboratories Inc. - Class A (c) (e)		157	7,470
Google Inc. - Class A (c)		89	55,054
Hewlett-Packard Co.		72	3,683
Intel Corp.		242	4,927
International Business Machines Corp.		52	6,846
Juniper Networks Inc. (c) (e)		344	9,166
Marvell Technology Group Ltd. (c)		527	10,937
MasterCard Inc.		48	12,236
McAfee Inc. (c)		169	6,852
Microsoft Corp.		601	18,339
QUALCOMM Inc.		403	18,647
Salesforce.com Inc. (c) (e)		71	5,245
Samsung Electronics Co. Ltd.		4	2,408
Tencent Holdings Ltd.		561	12,128
Toshiba Corp. (c)		516	2,864
Visa Inc. - Class A		327	28,634
Western Union Co.		433	8,164
			320,553
MATERIALS - 2.9%
Agnico-Eagle Mines Ltd.		43	2,300
BHP Billiton Ltd.		208	7,964
Monsanto Co.		66	5,404
Praxair Inc.		147	11,830
			27,498
TELECOMMUNICATION SERVICES - 4.3%
American Tower Corp. (c)		373	16,105
Crown Castle International Corp. (c)		565	22,038
Leap Wireless International Inc. (c)		76	1,328
MetroPCS Communications Inc. (c) (e)		223	1,706
			41,177

Total Common Stocks (cost $796,445)			935,736

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Bank of America Corp., 10.00%		242	3,608

Total Preferred Stocks (cost $3,627)			3,608

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1745	74

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,745)			74

SHORT TERM INVESTMENTS - 5.5%
Mutual Funds - 0.9%
JNL Money Market Fund, 0.07% (a) (h)		2,905	2,905
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)		5,950	5,950
			8,855
Securities Lending Collateral - 4.6%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		19,181	19,181
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		23,969	23,919
			43,100

Total Short Term Investments (cost $52,005)			51,955

Total Investments - 104.7% (cost $853,822)			991,373
Other Assets and Liabilities, Net - (4.7%)			(44,517)
Total Net Assets - 100%			$946,856

JNL/T. Rowe Price Mid-Cap Growth Fund * (y)
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 15.1%
Bed Bath & Beyond Inc. (c)		193	$7,456
Cablevision Systems Corp. - Class A		287	7,410
Carmax Inc. (c) (e)		398	9,652
Chipotle Mexican Grill Inc. - Class A (c)		103	9,080
Discovery Communications Inc. - Class A (c) (e)		165	5,061
Discovery Communications Inc. - Class C (c)		188	4,986
Expedia Inc. (c)		468	12,032
Lamar Advertising Co. (c)		297	9,246
Marriott International Inc. - Class A (e)		442	12,044
O’Reilly Automotive Inc. (c)		171	6,519
Other Securities			44,719
			128,205
CONSUMER STAPLES - 2.0%
Shoppers Drug Mart Corp.		179	7,741
Whole Foods Market Inc. (c) (e)		331	9,086
			16,827
ENERGY - 6.6%
Consol Energy Inc.		165	8,217
FMC Technologies Inc. (c) (e)		165	9,544
Ultra Petroleum Corp. (c)		166	8,277
Other Securities			30,190
			56,228
FINANCIALS - 10.0%
Eaton Vance Corp. (e)		221	6,721
MSCI Inc. (c)		247	7,855
Other Securities			70,017
			84,593
HEALTH CARE - 17.2%
CareFusion Corp. (c)		328	8,203
Cephalon Inc. (c) (e)		162	10,110
CR Bard Inc.		104	8,102
Edwards Lifesciences Corp. (c)		110	9,554
Henry Schein Inc. (c) (e)		165	8,679
Human Genome Sciences Inc. (c)		271	8,293
Qiagen NV (c) (e)		329	7,343
Vertex Pharmaceuticals Inc. (c) (e)		163	6,985
Waters Corp. (c)		123	7,621
Other Securities			71,311
			146,201
INDUSTRIALS - 16.6%
AMETEK Inc.		315	12,046
Fastenal Co. (e)		204	8,486
IDEX Corp. (e)		247	7,694
IHS Inc. (c) (e)		141	7,728
McDermott International Inc. (c)		424	10,180
Robert Half International Inc.		317	8,473
Rockwell Collins Inc.		170	9,411
Roper Industries Inc.		192	10,055
Other Securities			67,096
			141,169
INFORMATION TECHNOLOGY - 22.8%
Altera Corp. (e)		381	8,622
Dolby Laboratories Inc. - Class A (c) (e)		179	8,544
Factset Research Systems Inc. (e)		108	7,114
Fiserv Inc. (c)		165	7,999
FLIR Systems Inc. (c) (e)		218	7,133
Global Payments Inc.		246	13,250
JDS Uniphase Corp. (c)		932	7,689
Juniper Networks Inc. (c) (e)		432	11,521
Marvell Technology Group Ltd. (c)		335	6,951
McAfee Inc. (c)		203	8,236
Microchip Technology Inc. (e)		261	7,585
Red Hat Inc. (c)		303	9,363
Western Union Co.		602	11,347
Xilinx Inc.		328	8,219
Other Securities			70,496
			194,069
MATERIALS - 1.7%
Agnico-Eagle Mines Ltd.		188	10,152
Other Securities			4,449
			14,601
TELECOMMUNICATION SERVICES - 1.6%
American Tower Corp. (c)		234	10,111
Other Securities			3,242
			13,353
UTILITIES - 0.9%
Calpine Corp. (c)		672	7,391

Total Common Stocks (cost $700,755)			802,637

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			99

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,339)			99

SHORT TERM INVESTMENTS - 20.3%
Mutual Funds - 5.6%
JNL Money Market Fund, 0.07% (a) (h)		4,417	4,417
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)		42,724	42,724
			47,141
Securities Lending Collateral - 14.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		73,953	73,953
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		50,994	50,887
			124,840

Total Short Term Investments (cost $172,088)			171,981

Total Investments - 114.8% (cost $875,182)			974,717
Other Assets and Liabilities, Net - (14.8%)			(125,451)
Total Net Assets - 100%			$849,266

JNL/T. Rowe Price Short-Term Bond Fund
INVESTMENT FUNDS - 0.4%
T. Rowe Price Term Asset-Backed
Securities Loan Facility (a) (f) (s) (u)		168	$1,702

Total Investment Funds (cost $1,702)			1,702

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 6.4%
BCAP LLC Trust REMIC, 0.87%, 11/25/36 (i)		$170	153
Chase Issuance Trust, 4.96%, 09/17/12		4,000	4,121
Citibank Credit Card Issuance Trust, 0.55%, 10/07/13 (i)		2,350	2,262
CitiFinancial Auto Issuance Trust, 2.59%, 10/15/13 (t) (v)		1,538	1,544
CNH Equipment Trust, 1.85%, 12/16/13		584	582
CS First Boston Mortgage Securities Corp.
REMIC, 6.53%, 06/15/34		3,444	3,579
Downey Savings & Loan Association Mortgage
Loan Trust REMIC, 0.43%, 11/19/37 (i)		1,340	704
Ford Credit Auto Owner Trust
1.51%, 01/15/14		1,990	1,979
2.42%, 11/15/14 (i)		1,823	1,801
GreenPoint Mortgage Funding Trust REMIC,
0.41%, 09/25/46 (i)		2,279	1,093
Harborview Mortgage Loan Trust
REMIC, 5.91%, 08/19/36 (i)		1,504	925
REMIC, 0.42%, 08/21/36 (i)		2,194	1,122
HFC Home Equity Loan Asset Backed Certificates
REMIC, 0.38%, 03/20/36 (i)		2,053	1,806
John Deere Owner Trust, 1.57%, 10/15/13		715	714
JPMorgan Mortgage Trust REMIC, 5.06%, 07/25/35 (i)		489	405
MMAF Equipment Finance LLC, 2.37%, 11/15/13 (f)		1,572	1,572
Sigma Finance, Inc. (d) (f) (u)		698	30
Structured Adjustable Rate Mortgage Loan Trust
REMIC, 6.00%, 11/25/37 (i)		2,124	1,247
Structured Asset Securities Corp. REMIC,
3.27%, 09/25/33 (i)		874	777
Thornburg Mortgage Securities Trust
REMIC, 0.35%, 07/25/36 (i)		1,835	1,781
Wells Fargo Mortgage Backed Securities Trust
REMIC, 4.34%, 04/25/35 (i)		3,271	2,918

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $36,718)			31,115

CORPORATE BONDS AND NOTES - 50.9%
CONSUMER DISCRETIONARY - 2.5%
Comcast Cable Communications Holdings Inc.,
6.75%, 01/30/11		1,000	1,055
COX Communications Inc.
4.63%, 01/15/10		750	751
7.75%, 11/01/10		450	471
DirecTV Holdings LLC, 4.75%, 10/01/14 (t) (v)		1,500	1,529
Rogers Cable Inc.
6.25%, 06/15/13		325	356
5.50%, 03/15/14		275	295
Staples Inc., 7.75%, 04/01/11		950	1,021
TCM Sub LLC, 3.55%, 01/15/15 (t) (v)		1,870	1,832
Thomson Reuters Corp., 5.95%, 07/15/13		1,000	1,095
Time Warner Cable Inc., 5.40%, 07/02/12		2,200	2,351
Time Warner Inc.
6.75%, 04/15/11		750	795
6.88%, 05/01/12		485	531
			12,082
CONSUMER STAPLES - 3.6%
Altria Group Inc., 8.50%, 11/10/13		1,750	2,022
Anheuser-Busch InBev Worldwide Inc.
3.00%, 10/15/12 (t) (v)		2,285	2,296
7.20%, 01/15/14 (t) (v)		1,100	1,248
Coca-Cola Amatil Ltd., 3.25%, 11/02/14 (t) (v)		1,385	1,367
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/10		2,000	2,113
CVS/Caremark Corp., 1.76%, 09/10/10 (i)		825	832
Dr. Pepper Snapple Group Inc., 2.35%, 12/21/12		525	526
General Mills Inc., 6.00%, 02/15/12		1,400	1,512
Kroger Co., 6.75%, 04/15/12		625	683
SABMiller Plc, 6.20%, 07/01/11 (t) (v)		2,090	2,212
Safeway Inc., 6.50%, 03/01/11		300	317
Wal-Mart Stores Inc., 3.20%, 05/15/14		2,000	2,037
			17,165
ENERGY - 3.7%
Conoco Funding Co., 6.35%, 10/15/11		2,175	2,366
Devon Financing Corp. ULC, 6.88%, 09/30/11		1,800	1,955
Enterprise Products Operating LLC
4.60%, 08/01/12		1,225	1,294
6.38%, 02/01/13		675	730
Marathon Oil Corp., 6.50%, 02/15/14		1,000	1,106
MidAmerican Energy Holdings Co., 5.00%, 02/15/14		1,825	1,915
Plains All American Pipeline LP, 4.25%, 09/01/12		1,100	1,135
SeaRiver Maritime Inc., 0.00%, 09/01/12 (j)		1,800	1,671
Texas Gas Transmission LLC, 5.50%, 04/01/13 (t) (v)		2,355	2,476
Transocean Inc., 5.25%, 03/15/13		825	884
Williams Co. Inc., 6.38%, 10/01/10 (t) (v)		725	738
XTO Energy Inc.
5.90%, 08/01/12		600	657
4.63%, 06/15/13		1,000	1,063
			17,990
FINANCIALS - 29.1%
Abbey National Treasury Service Plc,
3.88%, 11/10/14 (t) (v)		1,825	1,831
American Express Centurion Bank, 5.55%, 10/17/12		1,500	1,604
ANZ National International Ltd.
3.25%, 04/02/12 (e) (t) (v)		3,700	3,811
2.38%, 12/21/12 (t) (v)		1,515	1,504
AXA Financial Inc., 7.75%, 08/01/10		2,115	2,195
Bank of America Corp., 7.38%, 05/15/14		1,100	1,248
Bank of the West, 2.15%, 03/27/12		3,100	3,140
Barclays Bank Plc, 2.50%, 01/23/13		2,595	2,592
BB&T Corp., 3.85%; 07/27/12		2,770	2,867
Charles Schwab Corp., 4.95%, 06/01/14		850	897
Citigroup Funding Inc., 2.13%, 07/12/12		1,200	1,209
Citigroup Inc.
5.13%, 02/15/11		500	516
2.13%, 04/30/12		4,800	4,851
5.85%, 07/02/13		1,500	1,559
6.38%, 08/12/14		1,000	1,047
Commonwealth Bank of Australia, 2.75%, 10/15/12 (t) (v)		1,170	1,178
Countrywide Home Loans Inc., 4.00%, 03/22/11		1,150	1,174
Credit Suisse New York
5.50%, 05/01/14		1,500	1,628
3.45%, 07/02/12		1,275	1,311
Deutsche Bank AG, 5.38%, 10/12/12		2,055	2,218
Dexia Credit Local, 2.38%, 09/23/11 (t) (v)		3,900	3,980
Enel Finance International SA, 3.88%, 10/07/14 (t) (v)		1,150	1,164
General Electric Capital Corp.
3.50%, 08/13/12 (e)		1,920	1,960
2.00%, 09/28/12		5,200	5,207
5.25%, 10/19/12		1,500	1,596
2.63%, 12/28/12 (e)		4,400	4,481
3.75%, 11/14/14		800	799
GMAC LLC, 2.20%, 12/19/12		1,500	1,509
Goldman Sachs Group Inc.
3.63%, 08/01/12		800	824
4.75%, 07/15/13		1,000	1,046
Greater Bay Bancorp, 5.13%, 04/15/10		750	759
GreenPoint Bank, 9.25%, 10/01/10		1,175	1,229
Japan Finance Corp., 2.00%, 06/24/11		1,600	1,619
John Deere Capital Corp.
1.01%, 06/10/11 (i)		1,800	1,817
2.88%, 06/19/12		3,150	3,246
JPMorgan Chase & Co.
6.95%, 08/10/12 (e)		2,429	2,714
4.65%, 06/01/14		885	932
Kreditanstalt fuer Wiederaufbau
3.75%, 06/27/11		2,800	2,908
4.75%, 05/15/12		4,500	4,822
Landeskreditbank Baden-Wuerttemberg
Foerderbank, 3.25%, 10/29/10		2,000	2,037
Landwirtschaftliche Rentenbank
1.88%, 09/24/12		4,100	4,088
4.13%, 07/15/13		2,600	2,741
LeasePlan Corp. NV, 3.00%, 05/07/12 (t) (v)		1,900	1,945
Merrill Lynch & Co. Inc., 0.48%, 07/25/11 (i)		1,250	1,231
Metropolitan Life Global Funding I
2.88%, 09/17/12 (t) (v)		1,000	1,008
5.13%, 06/10/14 (t) (v)		500	529
Morgan Stanley
5.05%, 01/21/11		1,925	1,997
4.20%, 11/20/14		265	265
National Australia Bank Ltd.
8.60%, 05/19/10		1,500	1,546
2.35%, 11/16/12 (t) (v)		1,475	1,465
New York Life Global Funding, 2.25%, 12/14/12 (t) (v)		2,415	2,401
Nordea Bank AB, 2.50%, 11/13/12 (t) (v)		765	762
NRW Bank, 5.38%, 07/19/10		4,000	4,093
PACCAR Financial Corp., 1.95%, 12/17/12		775	767
Principal Financial Group Inc., 7.88%, 05/15/14		1,500	1,656
Prudential Financial Inc., 3.63%, 09/17/12 (e)		2,400	2,436
Rabobank Nederland NV, 4.20%, 05/13/14 (e) (t) (v)		1,150	1,190
Royal Bank of Scotland Plc, 2.63%, 05/11/12 (t) (v)		5,200	5,274
Santander US Debt SA, 0.68%, 10/21/11 (i) (t) (v)		2,220	2,223
Simon Property Group LP, 5.60%, 09/01/11		1,825	1,905
Suncorp-Metway Ltd., 1.50%, 04/15/11 (e) (i) (t) (v)		6,400	6,494
U.S. Bank NA, 6.38%, 08/01/11		2,700	2,902
Wachovia Capital Trust III,
5.80% (callable at 100 beginning 03/15/11) (p)		425	325
WEA Finance LLC, 5.40%, 10/01/12 (t) (v)		550	583
Wells Fargo & Co., 5.25%, 10/23/12		1,000	1,068
Westpac Banking Corp.
0.58%, 10/21/11 (i) (t) (v)		1,880	1,878
3.25%, 12/16/11 (t) (v)		4,200	4,336
Woodside Finance Ltd.
6.70%, 08/01/11 (t) (v)		300	318
4.50%, 11/10/14 (t) (v)		1,020	1,029
			141,484
HEALTH CARE - 2.1%
Boston Scientific Corp., 4.50%, 01/15/15		670	671
Express Scripts Inc., 5.25%, 06/15/12		2,000	2,125
Roche Holdings Inc., 4.50%, 03/01/12 (t) (v)		1,700	1,786
UnitedHealth Group Inc., 5.50%, 11/15/12		125	133
Watson Pharmaceuticals Inc., 5.00%, 08/15/14		1,500	1,531
WellPoint Inc.
5.00%, 01/15/11		2,350	2,430
6.80%, 08/01/12		1,500	1,655
			10,331
INDUSTRIALS - 0.3%
Delta Air Lines Inc., 7.57%, 11/18/10		1,250	1,267

INFORMATION TECHNOLOGY - 1.3%
Cisco Systems Inc., 2.90%, 11/17/14		730	729
Hewlett Packard Co., 2.25%, 05/27/11		2,500	2,536
Oracle Corp., 5.00%, 01/15/11		1,000	1,040
Xerox Corp.
5.50%, 05/15/12		1,100	1,163
5.65%, 05/15/13		1,000	1,042
			6,510
MATERIALS - 1.4%
ArcelorMittal, 5.38%, 06/01/13		880	929
Barrick Gold Corp., 6.13%, 09/15/13		1,750	1,924
BHP Billiton Finance USA Ltd., 4.80%, 04/15/13		375	399
Lafarge SA, 6.15%, 07/15/11		1,150	1,198
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14 (l)		2,000	2,397
			6,847
TELECOMMUNICATION SERVICES - 4.2%
AT&T Inc., 7.30%, 11/15/11 (l)		2,500	2,753
British Telecommunications Plc, 9.13%, 12/15/10 (l)		1,300	1,393
Deutsche Telekom International Finance BV,
8.50%, 06/15/10 (l)		1,500	1,550
France Telecom SA, 7.75%, 03/01/11 (l)		1,200	1,286
Koninklijke KPN NV, 8.00%, 10/01/10		2,350	2,468
Rogers Wireless Communications Inc., 6.38%, 03/01/14		900	996
Telecom Italia Capital SA, 5.25%, 11/15/13		1,500	1,578
Telefonica Emisiones SAU, 5.86%, 02/04/13		415	448
Telefonica Europe BV, 7.75%, 09/15/10		700	732
Verizon Virginia Inc., 4.63%, 03/15/13		2,780	2,887
Verizon Wireless Capital LLC
3.75%, 05/20/11		1,125	1,160
5.55%, 02/01/14		1,475	1,601
Vodafone Group Plc, 5.35%, 02/27/12 (e)		1,650	1,760
			20,612
UTILITIES - 2.7%
Abu Dhabi National Energy Co., 5.62%, 10/25/12 (t) (v)		1,625	1,655
Appalachian Power Co., 5.65%, 08/15/12		1,750	1,873
CenterPoint Energy Resources Corp., 7.88%, 04/01/13		575	648
Commonwealth Edison Co., 4.74%, 08/15/10		1,150	1,175
Dominion Resources Inc., 5.70%, 09/17/12		1,020	1,102
Duke Energy Corp., 6.30%, 02/01/14 (e)		1,575	1,732
Duke Energy Ohio Inc., 2.10%, 06/15/13		745	736
FirstEnergy Corp., 6.45%, 11/15/11		32	34
NiSource Finance Corp., 7.88%, 11/15/10		350	367
PPL Energy Supply LLC, 6.40%, 11/01/11		1,200	1,289
Progress Energy Inc., 6.05%, 03/15/14		875	958
PSEG Power LLC, 6.95%, 06/01/12		500	546
Southern California Edison Co., 0.68%, 10/21/11 (i)		1,110	1,113
			13,228

Total Corporate Bonds and Notes (cost $244,873)			247,516

GOVERNMENT AND AGENCY OBLIGATIONS - 36.1%
GOVERNMENT SECURITIES - 9.0%
Sovereign - 4.6%
Kommunalbanken AS, 5.13%, 05/30/12		7,400	7,947
Mexican Bonos, 9.00%, 12/22/11	MXN	28,850	2,351
Societe Financement de l'Economie Francaise
1.50%, 10/29/10 (t) (v)		10,100	10,147
2.00%, 02/25/11 (t) (v)		1,900	1,924
			22,369
Treasury Inflation Index Securities - 2.3%
U.S. Treasury Inflation Indexed Note
0.88%, 04/15/10 (r)		7,774	8,931
1.88%, 07/05/13 (r)		1,730	2,107
			11,038
U.S. Treasury Securities - 2.1%
U.S. Treasury Note
1.38%, 09/15/12 (e)		6,200	6,171
2.38%, 08/31/14		4,000	3,971
			10,142
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 27.1%
Federal Home Loan Bank - 2.4%
Federal Home Loan Bank, 3.25%, 03/11/11		11,200	11,534

Federal Home Loan Mortgage Corp. - 8.0%
Federal Home Loan Mortgage Corp.
2.05%, 03/09/11		6,100	6,116
1.75%, 07/27/11		3,900	3,915
2.13%, 03/23/12		3,400	3,452
1.75%, 06/15/12		2,100	2,109
4.00%, 02/01/14		18	19
4.00%, 03/01/14		21	22
4.00%, 03/01/14		34	35
4.00%, 03/01/14		25	25
4.00%, 03/01/14		111	114
4.00%, 03/01/14		26	27
4.00%, 03/01/14		35	36
4.00%, 03/01/14		32	33
4.00%, 03/01/14		29	30
4.00%, 04/01/14		15	16
4.00%, 04/01/14		25	26
4.00%, 04/01/14		20	21
5.00%, 10/01/17		419	442
5.00%, 10/01/17		522	550
5.00%, 11/01/17		1,044	1,100
5.00%, 01/01/18		1,710	1,803
5.00%, 03/01/18		3,602	3,798
5.00%, 03/01/18		514	542
4.50%, 04/01/18		44	46
5.00%, 06/01/18		495	522
4.50%, 11/01/18		75	78
4.50%, 05/01/19		107	111
5.50%, 10/01/19		598	637
5.50%, 01/01/20		384	409
5.50%, 01/01/20		530	564
4.50%, 04/01/20		254	265
5.50%, 05/01/20		397	423
5.50%, 07/01/20		355	378
4.50%, 08/01/20		167	174
2.74%, 09/01/33 (i)		252	257
3.35%, 09/01/33 (i)		45	46
2.61%, 10/01/34 (i)		129	132
2.66%, 11/01/34 (i)		218	225
3.18%, 11/01/34 (i)		74	77
3.31%, 11/01/34 (i)		101	104
3.35%, 11/01/34 (i)		55	57
2.99%, 01/01/35 (i)		129	132
3.79%, 02/01/35 (i)		65	67
3.98%, 02/01/35 (i)		146	151
4.07%, 02/01/35 (i)		115	118
4.17%, 02/01/35 (i)		151	155
4.19%, 02/01/35 (i)		112	116
4.32%, 02/01/35 (i)		229	235
4.32%, 02/01/35 (i)		144	148
3.83%, 06/01/35 (i)		1,276	1,319
5.15%, 09/01/35 (i)		1,311	1,350
3.43%, 10/01/35 (i)		994	1,021
3.00%, 11/01/35 (i)		703	721
3.44%, 03/01/36 (i)		1,110	1,145
5.00%, 09/01/38		742	762
REMIC, 5.00%, 10/15/21		2,278	2,394
REMIC, 0.00%, 03/15/37
(0.00% until LIBOR reaches 7.25%) (i) (s) (u)		160	157
			38,727
Federal National Mortgage Association - 16.2%
Federal National Mortgage Association
2.05%, 07/28/11		6,000	6,026
5.50%, 01/01/17		78	83
5.50%, 01/01/17		114	121
5.50%, 01/01/17		53	56
5.50%, 03/01/18		87	93
5.50%, 12/01/18		451	480
5.50%, 01/01/19		939	998
5.50%, 05/01/19		480	511
5.00%, 07/01/19		7,391	7,789
5.00%, 12/01/19		5,822	6,134
4.50%, 06/01/23		768	791
4.50%, 09/01/24		4,293	4,421
4.50%, 10/01/24		1,919	1,976
4.50%, 10/01/24		671	691
4.50%, 11/01/24		1,283	1,321
4.50%, 12/01/24		1,639	1,688
4.61%, 03/01/33 (i)		9	10
3.04%, 06/01/33 (i)		913	942
4.25%, 06/01/33 (i)		98	98
4.09%, 07/01/33 (i)		69	71
3.38%, 09/01/33 (i)		7	7
2.59%, 12/01/33 (i)		1,229	1,264
3.37%, 12/01/33 (i)		8	8
3.40%, 04/01/34 (i)		9,134	9,371
4.22%, 04/01/34 (i)		29	30
3.02%, 10/01/34 (i)		40	41
2.85%, 11/01/34 (i)		1,235	1,275
2.94%, 11/01/34 (i)		14	14
3.17%, 11/01/34 (i)		326	334
2.86%, 12/01/34 (i)		136	139
2.91%, 01/01/35 (i)		49	50
2.84%, 01/01/35 (i)		148	152
3.45%, 01/01/35 (i)		175	181
4.15%, 01/01/35 (i)		191	198
3.66%, 02/01/35 (i)		451	454
3.97%, 02/01/35 (i)		90	93
4.32%, 03/01/35 (i)		197	203
2.82%, 04/01/35 (i)		1,147	1,159
3.96%, 04/01/35 (i)		765	789
4.68%, 04/01/35 (i)		277	286
3.47%, 05/01/35 (i)		1,289	1,325
3.51%, 05/01/35 (i)		673	689
4.43%, 05/01/35 (i)		169	176
3.02%, 06/01/35 (i)		1,127	1,149
3.62%, 06/01/35 (i)		1,042	1,078
4.89%, 07/01/35 (i)		1,113	1,145
4.92%, 07/01/35 (i)		1,058	1,106
2.82%, 08/01/35 (i)		1,476	1,526
3.62%, 08/01/35 (i)		982	1,016
2.94%, 11/01/35 (i)		1,135	1,156
3.10%, 11/01/35 (i)		817	840
3.59%, 02/01/36 (i)		891	921
5.23%, 02/01/36 (i)		1,554	1,606
3.59%, 03/01/36 (i)		1,128	1,163
3.96%, 03/01/36 (i)		817	842
REMIC, 5.00%, 08/25/19		8,561	9,057
REMIC, 5.00%, 11/25/21		3,149	3,306
REMIC, Interest Only, 2.70%, 08/25/35 (i) (s) (u)		18	1
REMIC, 0.00%, 02/25/37
(0.00% until LIBOR reaches 7.25%) (i) (s) (u)		306	295
			78,745
Government National Mortgage Association - 0.5%
Government National Mortgage Association
7.00%, 12/15/17		1,771	1,911
5.50%, 07/15/20		399	424
			2,335

Total Government and Agency Obligations (cost $172,708)			174,890

SHORT TERM INVESTMENTS - 8.1%
Mutual Funds - 5.6%
JNL Money Market Fund, 0.07% (a) (h)		3,374	3,374
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)		23,791	23,791
			27,165
Securities Lending Collateral - 2.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		1,818	1,818
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		10,261	10,239
			12,057

Total Short Term Investments (cost $39,244)			39,222

Total Investments - 101.9% (cost $495,245)			494,445
Other Assets and Liabilities, Net - (1.9%)			(9,402)
Total Net Assets - 100%			$485,043

JNL/T. Rowe Price Value Fund * (y)
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 14.6%
Bed Bath & Beyond Inc. (c)		243	$9,387
Cablevision Systems Corp. - Class A		385	9,936
Discovery Communications Inc. - Class C (c)		333	8,818
Fortune Brands Inc.		171	7,366
H&R Block Inc.		309	6,990
Home Depot Inc.		367	10,603
Kohl’s Corp. (c)		144	7,766
Time Warner Cable Inc. (e)		175	7,243
Time Warner Inc.		290	8,451
Other Securities			29,880
			106,440
CONSUMER STAPLES - 5.0%
Kimberly-Clark Corp.		106	6,753
Wal-Mart Stores Inc.		145	7,750
Other Securities			22,049
			36,552
ENERGY - 13.7%
BJ Services Co.		348	6,464
Consol Energy Inc.		135	6,698
Exxon Mobil Corp.		99	6,717
Murphy Oil Corp.		164	8,862
Royal Dutch Shell Plc - ADR		197	11,842
Schlumberger Ltd.		158	10,284
Spectra Energy Corp.		549	11,250
StatoilHydro ASA		258	6,474
StatoilHydro ASA - ADR		59	1,470
Total SA - ADR		189	12,072
Other Securities			17,878
			100,011
FINANCIALS - 19.0%
American Express Co.		257	10,430
Ameriprise Financial Inc.		200	7,745
AON Corp.		212	8,109
Bank of America Corp.		1,041	15,677
First Horizon National Corp. (c) (e)		550	7,370
JPMorgan Chase & Co.		249	10,376
Lazard Ltd. - Class A		230	8,733
SLM Corp. (c)		598	6,744
St. Joe Co. (c) (e)		311	8,970
Other Securities			54,040
			138,194
HEALTH CARE - 10.2%
Amgen Inc. (c)		143	8,090
Covidien Plc		179	8,572
Johnson & Johnson		155	9,984
Medtronic Inc.		202	8,884
Merck & Co. Inc.		227	8,295
Pfizer Inc.		515	9,368
Other Securities			21,115
			74,308
INDUSTRIALS - 10.4%
3M Co.		128	10,540
General Electric Co.		717	10,841
Illinois Tool Works Inc.		159	7,630
Southwest Airlines Co.		1,087	12,424
Other Securities			34,216
			75,651
INFORMATION TECHNOLOGY - 10.1%
International Business Machines Corp.		63	8,247
Microsoft Corp.		532	16,221
Texas Instruments Inc.		385	10,033
Tyco Electronics Ltd.		300	7,365
Western Union Co.		481	9,067
Other Securities			22,342
			73,275
MATERIALS - 4.8%
EI Du Pont de Nemours & Co.		189	6,347
International Paper Co.		277	7,418
Weyerhaeuser Co.		274	11,820
Other Securities			9,448
			35,033
TELECOMMUNICATION SERVICES - 2.3%
AT&T Inc.		311	8,703
Other Securities			8,391
			17,094
UTILITIES - 3.8%
Entergy Corp.		113	9,207
NRG Energy Inc. (c)		310	7,306
Other Securities			11,036
			27,549

Total Common Stocks (cost $682,357)			684,107

PREFERRED STOCKS - 1.1%
FINANCIALS - 1.0%
Bank of America Corp., 10.00%		121	1,808
Other Securities			5,649
			7,457
TELECOMMUNICATION SERVICES - 0.1%
Other Securities			622

Total Preferred Stocks (cost $5,835)			8,079

INVESTMENT FUNDS - 1.1%
T. Rowe Price Institutional Floating Rate Fund, 0.30% (a) (h)		808	8,104

Total Investment Funds (cost $6,898)			8,104

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Other Securities			47

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,103)			47

CORPORATE BONDS AND NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.6%
Other Securities			4,209

MATERIALS - 0.3%
Other Securities			2,226

Total Corporate Bonds and Notes (cost $4,024)			6,435

SHORT TERM INVESTMENTS - 8.3%
Mutual Funds - 3.6%
JNL Money Market Fund, 0.07% (a) (h)		9,543	9,543
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)		16,472	16,472
			26,015

Securities Lending Collateral - 4.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		18,427	18,427
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		15,901	15,867
			34,294

Total Short Term Investments (cost $60,343)			60,309

Total Investments - 105.3% (cost $760,560)			767,081
Other Assets and Liabilities, Net - (5.3%)			(38,860)
Total Net Assets - 100%			$728,221

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2009

(a)	Investment in affiliate.
(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At December 31, 2009, the percentage of shares outstanding held by each Fund in the Underlying Affiliated Fund is presented parenthetically in the Schedules of Investments. Percentages reflecting 0.0% represent amounts less than 0.05%.
(c)	Non-income producing security.
(d)	Issuer was in bankruptcy and/or was in default relating to principal and/or interest.
(e)	All or portion of the security was on loan.
(f)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurements and Disclosures" based on the applicable valuation inputs.
See FASB ASC Topic 820 "Fair Value Measurements and Disclosures" in these Notes to the Schedules of Investments.
(g)	Investment purchased on a delayed delivery basis. As of December 31, 2009, the total cost of investments purchased on a delayed delivery basis was as follows: JNL/Capital Guardian Global
Balanced Fund, $2,046; JNL/Goldman Sachs Core Plus Bond Fund $32,784; JNL/Mellon Capital Management Bond Index Fund $18,177; JNL/PIMCO Real Return Fund $517,453;
JNL/PIMCO Total Return Bond Fund $239,586; and JNL/Select Balanced Fund $24,370.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2009.
(i)	Variable rate security. Rate stated was in effect as of December 31, 2009.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2009.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	All or a portion of the securities or cash is segregated as collateral for swap agreements. As of December 31, 2009, total value of collateral in JNL/PIMCO Real Return Fund was $1,560.
(n)	All or a portion of the securities or cash is pledged as collateral for securities sold short. As of December 31, 2009, total value of collateral in JNL/Credit Suisse Long/Short Fund was $50,034.
(o)	All or a portion of the securities or cash is pledged as collateral for open futures contracts. As of December 31, 2009, total value of collateral was as follows: JNL/Goldman Sachs Core Plus Bond Fund
$3,531; JNL/JPMorgan International Value Fund $335; JNL/Mellon Capital Management Global Alpha Fund $2,155; JNL/Mellon Capital Management S&P 500 Index Fund $2,890;
JNL/Mellon Capital Management S&P 400 MidCap Index Fund $710; JNL/Mellon Capital Management Small Cap Index Fund, $1,155; JNL/Mellon Capital Management International Index Fund,
$1,135; JNL/PIMCO Real Return Fund $1,840; and JNL/PIMCO Total Return Bond Fund $10,012.
(p)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(q)	Par amounts are listed in United States Dollars unless otherwise noted.
(r)	Foreign or U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(s)	Security is restricted as to public resale. See Restricted table in these Notes to the Schedules of Investments and restricted security note in Note 3 of the Notes to the Financial Statements.
(t)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(u)	Illiquid security. At December 31, 2009, the aggregate value of illiquid securities and percentage of net assets were as follows: JNL/Capital Guardian Global Balanced Fund, $12,041 - 4.3%;
JNL/Capital Guardian Global Diversified Research Fund, $11,839 - 3.6%; JNL/Capital Guardian International Small Cap Fund, $7,330 - 5.1%; JNL/Franklin Templeton
Global Growth Fund, $855 - 0.2%; JNL/Franklin Templeton Income Fund, $29,362 - 4.0%; JNL/Franklin Templeton Mutual Shares Fund, $17,664 - 4.2%;
JNL/Goldman Sachs Core Plus Bond Fund, $24,240 - 3.1%; JNL/JPMorgan MidCap Growth Fund, $459 -0.3%; JNL/JPMorgan U.S. Government & Quality Bond Fund, $6,631 - 0.9%;
JNL/M&G Global Basics Fund, $907 - 3.0%; JNL/Mellon Capital Management Small Cap Index Fund, $427 - 0.1%; JNL/PIMCO Real Return Fund, $29,998 - 2.5%;
JNL/PIMCO Total Return Bond Fund, $23,363 - 1.0%; JNL/PPM America High Yield Bond Fund, $10,418 - 1.8%; JNL/Red Rocks Listed Private Equity Fund, $4,315 - 1.9%;
JNL/T. Rowe Price Short-Term Bond Fund $2,185 - 0.4%; and JNL/T. Rowe Price Value Fund, $1,660 - 0.2%. At December 31, 2009, the only illiquid security held by some Funds was Sigma
Finance, Inc. For Funds not listed in detail, the value of Sigma Finance, Inc. as a percentage of net assets was less than 0.03%. .
(v)	Rule 144A or Section 4(2) liquid security, the Fund deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of December 31, 2009, the value of Rule 144A and Section 4(2) liquid securities was as follows: JNL/Capital Guardian Global Balanced Fund, $275; JNL/Capital Guardian Global Diversified Research Fund, $1,035; JNL/Credit Suisse Commodity
Securities Fund, $42,044; JNL/Franklin Templeton Income Fund $120,176; JNL/Goldman Sachs Core Plus Bond Fund $87,400; JNL/JPMorgan U.S. Government & Quality Bond Fund $4,961;
JNL/Mellon Capital Management Bond Index Fund $2,291; JNL/PIMCO Real Return Fund $123,708; JNL/PIMCO Total Return Bond Fund $164,071; JNL/PPM America High Yield Bond Fund $157,736;
JNL/Select Balanced Fund $9,263; and JNL/T. Rowe Price Short-Term Bond Fund, $75,657.
(w)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(x)	The Fund had an unfunded loan commitment relating to this security at December 31, 2009. See Unfunded Loan Commitments table on page 164 and Note 3 in the Notes to the Financial Statements.
(y)	For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2009. In certain instances, securities for which footnotes listed above may otherwise apply are included in the
Other Securities caption.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the
Shareholder Service Center at 1-800-873-5654.

Currencies:
AUD - Australian Dollar	RUB - Russian Ruble
BRL - Brazilian Real	SEK - Swedish Krona
CAD - Canadian Dollar	SGD - Singapore Dollar
CHF - Swiss Franc	THB - Thai Baht
CLP - Chilean Peso	TRY - New Turkish Lira
CNY - Chinese Yuan	TWD - Taiwan Dollar
COP - Colombian Peso	USD - United States Dollar
DKK - Danish Krone	UYU - Uruguayan Peso
EGP - Egyptian Pound	ZAR - South African Rand
EUR - European Currency Unit (Euro)	Abbreviations:
GBP - British Pound	"-" Amount rounds to less than one thousand.	MIB - Milano Indice Borsa
HKD - Hong Kong Dollar	ABS - Asset Backed Security	NYS - New York Registered Shares
HUF - Hungarian Forint	ADR - American Depositary Receipt	REIT - Real Estate Investment Trust
IDR - Indonesian Rupiah	AMBAC - AMBAC Indemnity Corp.	REMIC - Real Estate Mortgage Investment Conduit
ILS - Israeli New Shekels	ASX - Australian Stock Exchange	SPDR - Standard & Poor's Depository Receipt
INR - Indian Rupee	CAC - Cotation Assistee en Continu	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
JPY - Japanese Yen	CPI - Consumer Price Index	virt-x - a crossborder Recognized Investment Exchange
KRW - Korean Won	DAX - Deutscher Aktienindex	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with
MXN - Mexican Peso	ETF - Exchange-Traded-Fund	a term of 4.5 to 5.5 years
MYR - Malaysian Ringgit	FSA - Financial Security Assurance Inc.	Euro-Bund - debt instrument issued by the Federal Republic of Germany with
NOK - Norwegian Krone	GDR - Global Depository Receipt	a term of 8.5 to 10.5 years
NZD - New Zealand Dollar	IBEX - Iberia Index
PEN - Peruvian Nuevo Sol	LIBOR - London Interbank Offered Rate
PHP - Philippine Peso	MBIA - Municipal Bond Investors Assurance
PLN - Polish Zloty	MBS - Mortgage Backed Security

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities as well as including Rule 144A securities that have not been deemed liquid, held by the Funds at December 31, 2009.

			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
JNL/Capital Guardian Global Balanced Fund
AES Panama SA, 6.35%, 12/12/16	01/04/2008	$ 297	$ 295	0.1%
Altegrity Inc., 10.50%, 11/01/15	07/27/2009	152	178	0.1
Anhanguera Educacional Participacoes SA	12/10/2009	435	487	0.2
ASAT Holdings Ltd. 07/24/11	01/04/2008	-	-	-
ASAT Holdings Ltd., 13.00%	07/28/2006	1	-	-
AXA SA	11/28/2007	339	316	0.1
Barclays Plc	12/21/2006	696	721	0.3
BAT International Finance Plc, 8.13%, 11/15/13	03/03/2009	161	173	0.1
BNP Paribas	11/28/2007	1,103	1,028	0.4
CapitaMalls Asia Ltd.	11/18/2009	334	391	0.1
Charter Communications Operating LLC, 8.38%, 04/30/14	12/13/2007	196	206	0.1
China Longyuan Power Group Corp.	12/08/2009	251	306	0.1
Cielo SA	06/29/2009	34	37	-
Croatia Government International Bond, 6.75%, 11/05/19	10/30/2009	753	808	0.3
DBS Bank Ltd. Singapore, 7.88%, 04/15/10	06/05/2008	151	152	0.1
Dominican Republic International Bond, 8.63%, 04/20/27	12/17/2009	158	157	0.1
Epistar Corp.	09/18/2009	78	113	-
Evergreen Energy Inc., 8.00%, 08/01/12	07/25/2007	60	21	-
Hypermarcas SA	07/16/2009	144	252	0.1
Lafarge SA	11/28/2007	637	774	0.3
Liberty Mutual Group Inc., 7.50%, 08/15/36	08/06/2009	263	320	0.1
Marfrig Frigorificos e Comercio de Alimentos SA	11/13/2009	1,128	1,149	0.4
Maxis Bhd	11/11/2009	467	467	0.1
Orascom Construction Industries	12/12/2007	732	341	0.1
Qatar Government International Bond, 5.25%, 01/20/20	11/18/2009	150	151	-
Republic of El Salvador, 7.38%, 12/01/19	11/23/2009	102	103	-
Roche Holdings Inc., 6.00%, 03/01/19	05/18/2009	419	440	0.2
Societe Generale, 5.75%, 04/20/16	08/07/2008	143	152	0.1
Standard Chartered Bank, 6.40%, 09/26/17	12/18/2007	299	312	0.1
Tenet Healthcare Corp., 8.88%, 07/01/19	06/01/2009	191	216	0.1
UBS AG	07/19/2007	247	247	-
UniCredito Luxemburg Finance SA, 6.00%, 10/31/17	12/18/2007	148	149	-
		$ 10,269	$ 10,462	3.7%

JNL/Capital Guardian International Small Cap Fund
361 Degrees International Ltd.	06/25/2009	$ 452	$ 525	0.4%
BaWang International Group Holding Ltd.	06/27/2009	269	492	0.3
CapitaCommercial Trust	12/17/2008	804	1,047	0.7
CapitaMall Trust	10/14/2008	214	306	0.2
Epistar Corp.	09/18/2009	130	188	0.1
Gem Diamonds Ltd.	12/06/2007	903	815	0.6
Liberty International Plc	05/23/2009	44	74	0.1
Olam International Ltd.	04/03/2008	812	961	0.7
Shaftesbury Plc	12/06/2007	810	905	0.6
Yell Group Plc	07/18/2008	1,208	995	0.7
		$ 5,646	$ 6,308	4.4%

JNL/Franklin Templeton Global Growth Fund
Samsung Electronics Co. Ltd.	09/08/2008	$ 471	$ 833	0.2%

JNL/Franklin Templeton Mutual Shares Fund
Cerberus Capital Management LP	08/06/2007	$ 888	$ 178	0.1%
Cerberus Capital Management LP	08/06/2007	888	178	0.1
Cerberus Capital Management LP	08/06/2007	444	89	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	780	156	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	390	78	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	780	156	-
Dana Corp. 6.50%, 03/01/10	02/04/2008	3	1	-
Dana Corp. 5.85%, 01/15/15	04/23/2008	5	-	-
Dana Corp. 7.00%, 03/15/28	02/04/2008	6	-	-
Harrah's Investment LP	01/16/2008	39	-	-
		$ 4,223	$ 836	0.2%

JNL/Goldman Sachs Core Plus Bond Fund
Applied Extrusion Technologies Inc. - Class B	05/05/2005	$ 42	$ 4	-%
Anglo American Capital Plc, 9.38%, 04/08/19	08/04/2009	717	794	-
Axiohm Transaction Solutions Inc.	10/09/2001	153	-	-
CIT Mortgage Loan Trust REMIC, 2.65%, 01/25/10	10/11/2007	700	318	-
CIT Mortgage Loan Trust REMIC, 1.92%, 09/25/24	10/11/2007	1,280	480	-
CIT Mortgage Loan Trust REMIC, 1.23%, 10/25/37	10/11/2007	1,082	963	0.1
Countrywide Home Equity Loan Trust REMIC, 0.43%, 05/15/36	03/29/2006	1,271	224	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Restricted Securities (continued)
			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
JNL/Goldman Sachs Core Plus Bond Fund (continued)
Credit Suisse Mortgage Capital Certificates REMIC, 6.50%, 10/25/21	09/04/2008	$ 2,290	$ 2,410	0.2%
El Paso Performance-Linked Trust, 7.75%, 07/15/11	07/13/2006	1,290	1,322	0.2
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 08/15/35 (0.00% until LIBOR reaches 6.50%)	08/18/2008	16	14	-
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 09/15/35 (0.00% until LIBOR reaches 7.00%)	05/30/2007	423	369	-
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 04/15/37 (0.00% until LIBOR reaches 6.75%)	05/16/2007	216	164	-
Federal Home Loan Mortgage Corp. REMIC, 1,156.50%, 06/15/21	02/29/2000	-	1	-
Federal National Mortgage Association REMIC, 0.00%, 05/25/35 (0.00% until LIBOR reaches 7.00%)	05/30/2007	91	91	-
Federal National Mortgage Association REMIC, 0.00%, 09/25/36 (0.00% until LIBOR reaches 7.00%)	05/30/2007	155	138	-
First Union National Bank Commercial Mortgage Trust - Interest Only REMIC, 0.63%, 05/17/32 .	01/08/2003	99	86	-
GSMPS Mortgage Loan Trust, 0.46%, 02/25/35	12/10/2002	143	114	-
Home Interior Gift Inc.	02/13/2006	184	5	-
Impac CMB Trust REMIC, 0.87%, 03/25/35	11/02/2006	181	78	-
Merit Securities Corp. REMIC, 1.73%, 09/28/32	12/10/2002	305	273	-
Radnor Holdings Corp., 11.00%, 03/15/10	11/13/2003	126	-	-
Rainbow National Services LLC, 10.38%, 09/01/14	01/05/2005	84	84	-
Royal Bank of Scotland Group Plc, 1.50%, 03/30/12	11/23/2009	7,496	7,427	0.8
Sail Net Interest Margin Notes, 7.75%, 04/27/33	05/23/2003	6	-	-
Sail Net Interest Margin Notes, 5.50%, 03/27/34	12/22/2004	45	-	-
Station Casinos Inc., 6.50%, 02/01/14	02/19/2009	100	-	-
Station Casinos Inc., 6.88%, 03/01/16	05/03/2005	15	-	-
Station Casinos Inc., 7.75%, 08/15/16	12/13/2006	60	9	-
UBS AG New Jersey-Credit Linked Note (Federative Republic of Brazil, 6.00%, 01/17/17, Moody’s Rating Baa3)	11/05/2007	655	424	-
WEA Finance LLC, 7.50%, 06/02/14	05/27/2009	471	535	0.1
Westpac Banking Corp., 1.90%, 12/14/12	12/08/2009	4,897	4,860	0.6
White Mountains Re Group Inc., 6.38%, 03/20/17	05/11/2007	1,271	1,197	0.1
ZFS Finance USA Trust I, 5.88%, 05/09/32	05/04/2007	1,225	992	0.1
		$ 27,089	$ 23,376	2.2%

JNL/JPMorgan MidCap Growth Fund
Apollo Global Management LLC	11/02/2007	$ 2,028	$ 440	0.3%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Banc of America Commercial Mortgage Inc. REMIC, 6.62%, 03/11/32	12/29/2006	$ 2,210	$ 2,299	0.3%
Commercial Mortgage Pass-Through Certificates REMIC, 5.45%, 07/16/34	10/09/2003	3,546	3,530	0.5
CompuCredit Acquired Portfolio Voltage Master Trust, 0.40%, 09/15/18	09/15/2006	674	506	0.1
		$ 6,430	$ 6,335	0.9%

JNL/PIMCO Total Return Bond Fund
DG Funding Trust, 0.64% (callable at 10,000 beginning 02/18/10)	11/10/2003	$ 4,427	$ 3,709	0.2%
Northern Rock Plc, 5.63%, 06/22/17	06/08/2009	13,837	15,028	0.6
		$ 18,264	$ 18,737	0.8%

JNL/PPM America High Yield Bond Fund
Applied Extrusion Technologies Inc. - Class B	05/05/2005	$ 63	$ 6	-%
Axiohm Transaction Solutions Inc.	07/30/2001	127	-	-
Home Interior Gift Inc.	02/22/2006	174	4	-
Manitoba Telecom Services Inc.	06/10/2005	-	17	-
Newsday Secured, Term Loan, 9.75%, 12/31/49	07/10/2008	800	864	0.1
Radnor Holdings Corp., 11.00%, 03/15/10	11/14/2003	100	-	-
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 3.73%, 06/30/11	10/03/2008	3,479	3,209	0.6
TransDigm Inc., 7.75%, 07/15/14	10/01/2009	1,459	1,522	0.3
Triumph Group Inc., 8.00%, 11/15/17	11/11/2009	986	1,009	0.1
Wolseley Plc - Private Placement, 5.32%, 11/17/20	08/31/2009	1,400	1,616	0.3
		$ 8,588	$ 8,247	1.4%
JNL/T. Rowe Price Short-Term Bond Fund
Federal Home Loan Mortgage Corp. REMIC, 0.00%, 03/15/37 (0.00% until LIBOR reaches 7.25%)	09/05/2008	$ 154	$ 157	-%
Federal National Mortgage Association REMIC, 0.00%, 02/25/37 (0.00% until LIBOR reaches 7.25%)	04/10/2007	284	295	0.1
Federal National Mortgage Association REMIC, Interest Only, 2.70%, 08/25/35	07/06/2006	27	1	-
T Rowe Price Term Asset-Backed Securities Loan Facility	10/16/2009	1,702	1,702	0.3
		$ 2,167	$ 2,155	0.4%

JNL/T. Rowe Price Value Fund
CSC Holdings Inc., 8.50%, 04/15/14	01/09/2009	$ 565	$ 666	0.1%
International Game Technology, 3.25%, 05/01/14	05/07/2009	777	947	0.1
		$ 1,342	$ 1,613	0.2%

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Investments in Affiliates - See Note 6 in the Notes to the Financial Statements for further discussion of investments in affiliates.  The JNL/Mellon Capital Management S&P 500 Index Fund invested in
Bank of New York Mellon Corp., the parent company of its subadviser.  The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson National Life
Insurance Company®.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  The JNL/T. Rowe Price
Value Fund and JNL/T. Rowe Price Short-Term Bond Fund invested in the T. Rowe Price Institutional Floating Rate Fund and the T. Rowe Price Term Asset-Backed Securities Loan Facility, respectively, which are affiliates of the Funds.  The following table details each Fund's long-term investments in affiliates held at December 31, 2009.

	Beginning		Sales	Dividend	Realized	Ending
Affiliate	Value	Purchases	Proceeds	Income	Gain (Loss)	Value
Bank of New York Mellon Corp.	$ 1,841	$ 1,243	$ 24	$ 41	$ (2)	$ 3,008
Prudential plc	698	514	-	40	-	1,858
T. Rowe Price Institutional Floating Rate Fund	-	8,076	1,427	467	249	8,104
T. Rowe Price Term Asset-Backed Securities Loan Facility	-	9,688	8,025	7	39	1,702

The following table details cash management and securities lending collateral investments in affiliates held at December 31, 2009.  Income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian and each Fund's affiliated income is included in dividends from affiliates on the Statements of Operations.  Purchase and sales proceeds are not for shown for these investments.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2009.

					Securities Lending			Securities Lending Cash
	JNL Money Market Fund				Liquidating Fund LLC			Collateral Fund LLC
	Beginning	Ending	Ending	Dividend	Beginning	Ending	Ending	Ending	Ending
Fund	Value	Amortized Cost	Value	Income	Value *	Amortized Cost	Value	Amortized Cost	Value
JNL/AIM International Growth Fund	$ 23,585	$ 36,147	$ 36,147	$ 96	$ 41,737	$ 12,768	$ 12,741	$ 4,668	$ 4,668
JNL/AIM Large Cap Growth Fund	22,106	17,262	17,262	79	14,056	4,543	4,533	11,846	11,846
JNL/AIM Global Real Estate Fund	2,774	8,814	8,814	14	30,808	13,160	13,132	5,818	5,818
JNL/AIM Small Cap Growth Fund	781	4,526	4,526	5	10,561	3,995	3,987	12,335	12,335
JNL/Capital Guardian Global Balanced Fund	4,282	13,868	13,868	17	37,998	10,418	10,396	3,706	3,706
JNL/Capital Guardian Global Diversified Research Fund	7,370	18,355	18,355	35	34,014	7,677	7,661	8,015	8,015
JNL/Capital Guardian International Small Cap Fund	4,061	13,149	13,149	17	7,218	2,271	2,266	8,483	8,483
JNL/Capital Guardian U.S. Growth Equity Fund	14,858	14,662	14,662	50	37,414	14,570	14,539	42,739	42,739
JNL/Credit Suisse Commodity Securities Fund	8,034	9,840	9,840	41	15,061	6,032	6,019	43,895	43,895
JNL/Credit Suisse Long/Short Fund	794	4,692	4,692	4	-	-	-	-	-
JNL/Eagle Core Equity Fund	3,368	4,732	4,732	16	-	-	-	2,257	2,257
JNL/Eagle SmallCap Equity Fund	7,399	3,885	3,885	14	46,266	14,413	14,383	29,593	29,593
JNL/Franklin Templeton Global Growth Fund	23,916	25,086	25,086	62	18,364	3,290	3,283	2,574	2,574
JNL/Franklin Templeton Income Fund	35,441	90,379	90,379	136	64,998	21,149	21,105	64,754	64,754
JNL/Franklin Templeton Mutual Shares Fund	27,085	50,580	50,580	101	-	-	-	16,975	16,975
JNL/Franklin Templeton Small Cap Value Fund	8,349	17,414	17,414	34	21,271	8,381	8,364	12,512	12,512
JNL/Goldman Sachs Core Plus Bond Fund	23,642	79,220	79,220	99	13,006	5,248	5,237	28,509	28,509
JNL/Goldman Sachs Emerging Markets Debt Fund	7,284	44,096	44,096	42	-	-	-	-	-
JNL/Goldman Sachs Mid Cap Value Fund	3,709	12,147	12,147	22	14,895	5,796	5,784	21,876	21,876
JNL/Ivy Asset Strategy Fund	-	29,184	29,184	4	-	-	-	-	-
JNL/JPMorgan International Value Fund	15,189	14,166	14,166	30	40,422	11,514	11,490	15,172	15,172
JNL/JPMorgan MidCap Growth Fund	1,819	5,286	5,286	11	14,505	5,718	5,706	13,130	13,130
JNL/JPMorgan U.S. Government & Quality Bond Fund	116,255	19,879	19,879	201	98,892	43,317	43,226	28,994	28,994
JNL/Lazard Emerging Markets Fund	12,801	46,043	46,043	63	26,411	10,966	10,943	10,096	10,096
JNL/Lazard Mid Cap Equity Fund	4,367	4,587	4,587	14	22,791	5,875	5,862	6,110	6,110
JNL/M&G Global Basics Fund	199	1,114	1,114	1	-	-	-	1,607	1,607
JNL/M&G Global Leaders Fund	-	846	846	1	-	-	-	637	637
JNL/Mellon Capital Management European 30 Fund	4	268	268	-	-	-	-	-	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	3	367	367	-	-	-	-	644	644
JNL/Mellon Capital Management S&P 500 Index Fund	15,973	29,658	29,658	42	33,738	15,587	15,555	17,730	17,730
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	9,083	7,170	7,170	19	73,845	23,499	23,450	45,205	45,205
JNL/Mellon Capital Management Small Cap Index Fund	8,174	14,720	14,720	17	62,038	32,507	32,439	62,694	62,694
JNL/Mellon Capital Management International Index Fund	10,184	15,534	15,534	29	51,649	17,155	17,119	11,595	11,595
JNL/Mellon Capital Management Bond Index Fund	11,087	26,989	26,989	37	94,577	39,557	39,475	10,827	10,827
JNL/Mellon Capital Management Global Alpha Fund	-	6,240	6,240	1	-	-	-	-	-
JNL/Oppenheimer Global Growth Fund	4,300	6,887	6,887	15	28,389	8,459	8,441	11,438	11,438
JNL/PAM Asia ex-Japan Fund	177	2,890	2,890	4	1,164	392	391	3,147	3,147
JNL/PAM China-India Fund	1,001	8,553	8,553	8	2,077	470	469	12,356	12,356
JNL/PIMCO Real Return Fund	-	963	963	8	-	-	-	45,135	45,135
JNL/PIMCO Total Return Bond Fund	11,920	4,480	4,480	40	-	-	-	73,001	73,001
JNL/PPM America High Yield Bond Fund	28,972	27,030	27,030	88	35,263	11,672	11,647	72,227	72,227
JNL/PPM America Mid Cap Value Fund	27	381	381	1	-	-	-	1,970	1,970
JNL/PPM America Small Cap Value Fund	57	126	126	1	-	-	-	2,128	2,128
JNL/PPM America Value Equity Fund	531	702	702	2	5,457	2,193	2,188	3,188	3,188
JNL/Red Rocks Listed Private Equity Fund	1,104	6,305	6,305	7	-	-	-	6,877	6,877
JNL/S&P Competitive Advantage Fund	1,120	648	648	5	12,091	3,446	3,439	4,198	4,198
JNL/S&P Dividend Income & Growth Fund	1,240	1,254	1,254	4	12,161	4,152	4,143	6,135	6,135
JNL/S&P Intrinsic Value Fund	1,101	2,119	2,119	5	15,613	4,465	4,455	4,630	4,630
JNL/S&P Total Yield Fund	1,373	616	616	4	27,845	10,418	10,396	16,656	16,656
JNL/Select Balanced Fund	4,183	39,129	39,129	103	51,546	18,094	18,056	21,585	21,585
JNL/Select Value Fund	20,121	22,516	22,516	67	7,097	2,976	2,970	29,610	29,610
JNL/T. Rowe Price Established Growth Fund	2,438	2,905	2,905	7	72,563	23,969	23,919	19,181	19,181
JNL/T. Rowe Price Mid-Cap Growth Fund	2,829	4,417	4,417	12	120,466	50,994	50,887	73,953	73,953
JNL/T. Rowe Price Short-Term Bond Fund	24,723	3,374	3,374	71	21,556	10,261	10,239	1,818	1,818
JNL/T. Rowe Price Value Fund	4,047	9,543	9,543	7	47,671	15,901	15,867	18,427	18,427

*  At the beginning of the year, the investment in Securities Lending Liquidating Fund LLC was held in the Mellon GSL DBT II Collateral Fund.  In addition, Mellon GSL Reinvestment Trust was an affiliated investment for the Funds sub-advised by Mellon Capital Management Corporation and valued at $0.00 at December 31, 2008.  It was not an affiliated investment at December 31, 2009.  See note 3 to the
   Financial Statements for further discussion of securities lending collateral transactions during the year.

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Investments in Affiliates (in thousands) (continued)
	T. Rowe Price Reserves Investment Fund
	Beginning	Ending	Ending	Dividend
Fund	Value	Amortized Cost	Value	Income
JNL/T. Rowe Price Established Growth Fund	$ 17,918	$ 5,950	$ 5,950	$ 40
JNL/T. Rowe Price Mid-Cap Growth Fund	22,841	42,725	42,725	116
JNL/T. Rowe Price Short-Term Bond Fund	-	23,791	23,791	21
JNL/T. Rowe Price Value Fund	4,672	16,472	16,472	45

Schedule of Written Options (in thousands except contracts)
		Expiration Date		Exercise Price	Contracts	Value
JNL/PIMCO Real Return Fund
Call Swaption, 3 month LIBOR versus 2.75% fixed		04/21/2017		N/A	130	$ (10)
Call Swaption, 3 month LIBOR versus 2.80% fixed		02/19/2017		N/A	190	(3)
Call Swaption, 3 month LIBOR versus 3.25% fixed		02/19/2020		N/A	110	(3)
Call Swaption, 3 month LIBOR versus 3.25% fixed		04/21/2020		N/A	262	(44)
Put Swaption, 3 month LIBOR versus 4.00% fixed		04/21/2017		N/A	130	(138)
Put Swaption, 3 month LIBOR versus 4.00% fixed		02/19/2020		N/A	331	(546)
Put Swaption, 3 month LIBOR versus 4.00% fixed		02/19/2020		N/A	105	(173)
Put Swaption, 3 month LIBOR versus 4.25% fixed		04/21/2020		N/A	262	(495)
Put Swaption, 3 month LIBOR versus 5.37% fixed		09/22/2017		N/A	400	(23)
Put Swaption, 3 month LIBOR versus 5.50% fixed		09/02/2015		N/A	240	(44)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2017		N/A	500	(10)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2017		N/A	1,000	(19)
U.S. 10-Year Treasury Note Future Call Option		01/22/2010		119.00	192	(6)
U.S. 10-Year Treasury Note Future Call Option		02/19/2010		119.00	2	-
U.S. 10-Year Treasury Note Future Call Option		02/19/2010		120.00	129	(6)
U.S. 10-Year Treasury Note Future Put Option		01/22/2010		116.00	192	(210)
U.S. 10-Year Treasury Note Future Put Option		02/19/2010		114.00	15	(9)
U.S. 10-Year Treasury Note Future Put Option		02/19/2010		115.00	131	(127)
					4,321	$ (1,866)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 2.75% fixed		04/21/2017		N/A	27	$ (2)
Call Swaption, 3 month LIBOR versus 2.80% fixed		02/19/2017		N/A	340	(5)
Call Swaption, 3 month LIBOR versus 3.25% fixed		02/19/2020		N/A	501	(13)
Call Swaption, 3 month LIBOR versus 3.25% fixed		04/21/2020		N/A	495	(82)
Call Swaption, 3 month LIBOR versus 3.25% fixed		04/21/2020		N/A	99	(16)
Eurodollar Future Call Option		02/26/2010		125.00	15	(2)
Eurodollar Future Put Option		02/26/2010		121.00	15	(22)
Put Swaption, 3 month LIBOR versus 4.00% fixed		04/21/2017		N/A	27	(29)
Put Swaption, 3 month LIBOR versus 4.00% fixed		02/19/2020		N/A	682	(1,125)
Put Swaption, 3 month LIBOR versus 4.00% fixed		02/19/2020		N/A	501	(827)
Put Swaption, 3 month LIBOR versus 4.25% fixed		04/21/2020		N/A	548	(1,035)
Put Swaption, 3 month LIBOR versus 4.25% fixed		04/21/2020		N/A	25	(47)
Put Swaption, 3 month LIBOR versus 5.00% fixed		04/21/2020		N/A	56	(22)
Put Swaption, 3 month LIBOR versus 5.00% fixed		04/21/2020		N/A	67	(26)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2017		N/A	1,790	(35)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2017		N/A	3,700	(72)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2017		N/A	400	(8)
Put Swaption, 3 month LIBOR versus 6.00% fixed		09/02/2020		N/A	200	(82)
Put Swaption, 3 month LIBOR versus 10.00% fixed		07/12/2022		N/A	133	(45)
U.S. 10-Year Treasury Note Future Call Option		01/22/2010		119.00	48	(2)
U.S. 10-Year Treasury Note Future Call Option		02/19/2010		121.00	170	(3)
U.S. 10-Year Treasury Note Future Call Option		02/19/2010		120.00	1,287	(60)
U.S. 10-Year Treasury Note Future Put Option		01/22/2010		116.00	288	(315)
U.S. 10-Year Treasury Note Future Put Option		02/19/2010		114.00	88	(54)
U.S. 10-Year Treasury Note Future Put Option		02/19/2010		115.00	1,123	(1,088)
U.S. 10-Year Treasury Note Future Put Option		02/19/2010		116.00	165	(237)
					12,790	$ (5,254)
Summary of Written Options (in thousands except contracts) .
JNL/Franklin Templeton Mutual Shares Fund					Contracts	Premiums
Options outstanding at December 31, 2008					136	$ 22
Options written during the period					629	81
Options expired during the period					(765)	(103)
Options outstanding at December 31, 2009					-	$ -

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2008					730	$ 539
Options written during the period					14,837	3,863
Options closed during the period					(2,235)	(395)
Options expired during the period					(9,011)	(2,099)
Options outstanding at December 31, 2009					4,321	$ 1,908

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2008					2,028	$ 2,906
Options written during the period					29,063	9,160
Options closed during the period					(1,373)	(2,341)
Options expired during the period					(16,928)	(4,697)
Options outstanding at December 31, 2009					12,790	$ 5,028

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Schedule of Open Futures Contracts (in thousands except contracts)
				Contracts	Unrealized					Contracts	Unrealized
				Long/	Appreciation/					Long/	Appreciation/
			Expiration	(Short)	(Depreciation)				Expiration	(Short)	(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund						JNL/Mellon Capital Management Global Alpha Fund (continued)
90-Day Eurodollar Future			March 2010	52	$ 99	Canada Bond Future, 10-Year			March 2010	27	$ (31)
90-Day Eurodollar Future			January 2010	62	7	DAX Index Future			March 2010	5	12
90-Day Eurodollar Future			September 2010	(9)	7	Euro-Bund Future			March 2010	(13)	22
Euro-Bobl Future			March 2010	(4)	7	FTSE 100 Index Future			March 2010	22	31
Euro-Bund Future			March 2010	195	7	FTSE/MIB Index Future			March 2010	4	13
U.K. Long Gilt Future			March 2010	(189)	7	Hang Seng Index Future			January 2010	(1)	(2)
U.S. Treasury Bond Future, 20-Year			March 2010	250	7	IBEX 35 Index Future			January 2010	9	18
U.S. Treasury Note Future, 10-Year			March 2010	323	7	Japanese Government Bond Future, 10-Year			March 2010	(174)	(60)
U.S. Treasury Note Future, 2-Year			March 2010	274	7	S&P 500 E-Mini Index Future			March 2010	(71)	(38)
U.S. Treasury Note Future, 5-Year			March 2010	120	7	Topix Index Future			March 2010	(47)	(70)
					7	U.K. Long Gilt Future			March 2010	41	(153)
JNL/JPMorgan International Value Fund						U.S. Treasury Note Future, 10-Year			March 2010	105	(155)
Dow Jones Euro Stoxx 50 Index Future			March 2010	57	$ (21)						$ (421)
FTSE 100 Index Future			March 2010	19	(12)	JNL/PIMCO Real Return Fund
Topix Index Future			March 2010	13	(23)	3-Month Euro Euribor Future			June 2010	29	$ 62
					$ (56)	90-Day British Pound Sterling Future			June 2010	48	86
JNL/Mellon Capital Management S&P 500 Index Fund						90-Day Eurodollar Future			March 2010	521	900
S&P 500 E-Mini Index Future			March 2010	595	$ 452	90-Day Eurodollar Future			June 2010	364	488
						Euro-Bobl Future			March 2010	27	(38)
JNL/Mellon Capital Management S&P 400 MidCap Index Fund						Euro-Bund Future			March 2010	35	(83)
S&P MidCap 400 E-Mini Index Future			March 2010	116	$ 55						$ 1,415
						JNL/PIMCO Total Return Bond Fund
JNL/Mellon Capital Management Small Cap Index Fund						3-Month Euro Euribor Future			March 2010	71	$ 234
Russell 2000 Mini Index Future			March 2010	258	$ 628	90-Day British Pound Sterling Future			March 2010	19	49
						90-Day British Pound Sterling Future			June 2010	40	87
JNL/Mellon Capital Management International Index Fund						90-Day British Pound Sterling Future			September 2010	40	74
ASX SPI 200 Index Future			March 2010	14	$ 52	90-Day British Pound Sterling Future			December 2010	15	17
Dow Jones Euro Stoxx 50 Index Future			March 2010	156	89	90-Day Eurodollar Future			March 2010	1,309	2,675
FTSE 100 Index Future			March 2010	46	43	90-Day Eurodollar Future			June 2010	1,583	1,198
Topix Index Future			March 2010	47	17	90-Day Eurodollar Future			September 2010	70	188
					$ 201	90-Day Eurodollar Future			December 2010	175	242
JNL/Mellon Capital Management Global Alpha Fund						Euro-Bobl Future			March 2010	578	(823)
Amsterdam Exchange Index Future			January 2010	1	$ 3	Euro-Bund Future			March 2010	167	(461)
ASX SPI 200 Index Future			March 2010	(14)	(72)	U.S. Treasury Note Future, 10-Year			March 2010	405	(1,593)
Australia Commonwealth Treasury Bond						U.S. Treasury Note Future, 2-Year			March 2010	1,566	(1,584)
Future, 10-Year			March 2010	58	(73)	U.S. Treasury Note Future, 5-Year			March 2010	3	(9)
CAC 40 10 Euro Index Future			January 2010	96	134						$ 294

Summary of Open Forward Foreign Currency Contracts (in thousand)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Capital Guardian Global Balanced Fund						JNL/Franklin Templeton Mutual Shares Fund (continued)
EUR/GBP	01/15/2010	GBP	(175)	$ (283)	$ (5)	JPY/USD	04/20/2010	JPY	6,500	$ 70	$ (2)
JPY/USD	01/15/2010	JPY	527,034	5,662	(338)	SGD/USD	03/24/2010	SGD	172	122	-
USD/CAD	01/29/2010	CAD	(77)	(74)	(1)	SGD/USD	03/24/2010	SGD	103	74	-
USD/EUR	01/19/2010	EUR	(1,170)	(1,679)	30	USD/AUD	01/19/2010	AUD	(880)	(790)	23
USD/EUR	02/04/2010	EUR	(2,195)	(3,149)	(3)	USD/AUD	01/19/2010	AUD	(74)	(66)	-
USD/EUR	01/06/2010	EUR	(2,220)	(3,186)	116	USD/CHF	05/10/2010	CHF	(3,100)	(3,002)	(83)
USD/GBP	01/27/2010	GBP	(506)	(816)	(4)	USD/CHF	05/10/2010	CHF	(3,154)	(3,054)	(84)
USD/GBP	01/29/2010	GBP	(31)	(51)	(1)	USD/CHF	05/10/2010	CHF	(105)	(102)	(4)
USD/JPY	01/29/2010	JPY	(7,530)	(81)	1	USD/CHF	05/10/2010	CHF	(989)	(958)	(24)
				$ (3,657)	$ (205)	USD/CHF	05/10/2010	CHF	(113)	(109)	(3)
JNL/Capital Guardian Global Diversified Research Fund						USD/CHF	05/10/2010	CHF	(131)	(127)	(3)
USD/GBP	01/27/2010	GBP	(1,462)	$ (2,360)	$ (13)	USD/CHF	05/10/2010	CHF	(226)	(219)	1
						USD/CHF	05/10/2010	CHF	(130)	(126)	1
JNL/Franklin Templeton Mutual Shares Fund						USD/CHF	05/10/2010	CHF	(110)	(107)	1
AUD/USD	01/19/2010	AUD	146	$ 131	$ (2)	USD/CHF	05/10/2010	CHF	(113)	(110)	1
AUD/USD	01/19/2010	AUD	73	66	(1)	USD/CHF	05/10/2010	CHF	(117)	(114)	2
AUD/USD	01/19/2010	AUD	182	164	(2)	USD/CHF	05/10/2010	CHF	(433)	(419)	7
CHF/USD	05/10/2010	CHF	137	133	(2)	USD/CHF	05/10/2010	CHF	(287)	(278)	4
EUR/USD	01/14/2010	EUR	74	106	(5)	USD/CHF	05/10/2010	CHF	(250)	(242)	9
EUR/USD	01/14/2010	EUR	316	454	(20)	USD/CHF	05/10/2010	CHF	(112)	(108)	1
EUR/USD	01/14/2010	EUR	176	252	(12)	USD/CHF	05/10/2010	CHF	(132)	(128)	(1)
EUR/USD	01/14/2010	EUR	117	169	(9)	USD/CHF	05/10/2010	CHF	(200)	(194)	(1)
EUR/USD	01/14/2010	EUR	224	321	(10)	USD/CHF	05/10/2010	CHF	(218)	(211)	(1)
EUR/USD	01/14/2010	EUR	173	248	(6)	USD/DKK	04/23/2010	DKK	(7,589)	(1,461)	62
EUR/USD	01/14/2010	EUR	95	137	(3)	USD/DKK	04/23/2010	DKK	(536)	(103)	4
EUR/USD	01/14/2010	EUR	148	213	(5)	USD/DKK	04/23/2010	DKK	(370)	(71)	3
EUR/USD	01/14/2010	EUR	196	281	(6)	USD/DKK	04/23/2010	DKK	(593)	(114)	6
EUR/USD	01/14/2010	EUR	103	148	(3)	USD/DKK	04/23/2010	DKK	(525)	(101)	3
JPY/USD	04/20/2010	JPY	30,731	330	(6)	USD/EUR	01/14/2010	EUR	(150)	(215)	7

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Open Forward Foreign Currency Contracts (in thousands) (continued)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Franklin Templeton Mutual Shares Fund (continued)						JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/EUR	01/14/2010	EUR	(77)	$ (110)	$ 3	EUR/NZD	03/17/2010	NZD	(2,772)	$ (2,007)	$ (55)
USD/EUR	01/14/2010	EUR	(32,058)	(45,995)	1,358	EUR/USD	03/17/2010	EUR	1,698	2,435	(64)
USD/EUR	01/14/2010	EUR	(252)	(362)	11	EUR/USD	03/17/2010	EUR	1,997	2,865	(46)
USD/EUR	01/14/2010	EUR	(183)	(262)	8	JPY/USD	03/17/2010	JPY	243,075	2,612	(105)
USD/EUR	01/14/2010	EUR	(183)	(262)	10	JPY/USD	03/17/2010	JPY	246,011	2,644	(94)
USD/EUR	01/14/2010	EUR	(155)	(223)	9	NOK/USD	03/17/2010	NOK	22,890	3,950	(20)
USD/EUR	01/14/2010	EUR	(154)	(221)	9	NOK/USD	03/17/2010	NOK	5,000	863	-
USD/EUR	01/14/2010	EUR	(380)	(545)	23	NZD/EUR	03/17/2010	EUR	(1,323)	(1,898)	49
USD/EUR	01/14/2010	EUR	(79)	(113)	4	NZD/EUR	03/17/2010	EUR	(801)	(1,149)	25
USD/EUR	01/14/2010	EUR	(566)	(813)	27	NZD/USD	03/17/2010	NZD	9,951	7,204	23
USD/EUR	01/14/2010	EUR	(166)	(239)	8	SEK/EUR	03/17/2010	EUR	(1,333)	(1,912)	35
USD/GBP	01/13/2010	GBP	(17,363)	(28,037)	924	USD/BRL	01/19/2010	BRL	(529)	(303)	(16)
USD/GBP	01/13/2010	GBP	(99)	(159)	4	USD/EUR	03/17/2010	EUR	(3,471)	(4,979)	129
USD/GBP	01/13/2010	GBP	(224)	(362)	8	USD/EUR	03/17/2010	EUR	(2,654)	(3,807)	69
USD/GBP	01/13/2010	GBP	(132)	(213)	8	USD/EUR	03/17/2010	EUR	(2,640)	(3,787)	86
USD/GBP	01/13/2010	GBP	(183)	(295)	11	USD/EUR	03/17/2010	EUR	(2,654)	(3,807)	58
USD/GBP	01/13/2010	GBP	(280)	(452)	13	USD/EUR	03/17/2010	EUR	(4,044)	(5,801)	4
USD/GBP	01/13/2010	GBP	(139)	(224)	6	USD/EUR	03/17/2010	EUR	(5,412)	(7,764)	(21)
USD/GBP	01/13/2010	GBP	(223)	(360)	9	USD/EUR	03/17/2010	EUR	(1,095)	(1,571)	(6)
USD/GBP	01/13/2010	GBP	(210)	(339)	7	USD/GBP	03/17/2010	GBP	(977)	(1,577)	(19)
USD/GBP	01/13/2010	GBP	(777)	(1,255)	20	USD/JPY	03/17/2010	JPY	(256,434)	(2,756)	151
USD/GBP	01/13/2010	GBP	(215)	(348)	10	USD/JPY	03/17/2010	JPY	(173,919)	(1,869)	70
USD/GBP	01/13/2010	GBP	(172)	(278)	8	USD/JPY	03/17/2010	JPY	(143,079)	(1,537)	24
USD/GBP	01/13/2010	GBP	(162)	(261)	2					$ (38,853)	$ 51
USD/GBP	01/13/2010	GBP	(78)	(126)	1	JNL/Goldman Sachs Emerging Markets Debt Fund
USD/GBP	01/13/2010	GBP	(199)	(321)	(1)	BRL/USD	01/19/2010	BRL	3,000	$ 1,716	$ 34
USD/GBP	01/13/2010	GBP	(143)	(232)	(3)	BRL/USD	01/19/2010	BRL	3,349	1,915	1
USD/GBP	01/13/2010	GBP	(298)	(481)	-	BRL/USD	01/19/2010	BRL	3,331	1,905	42
USD/JPY	04/20/2010	JPY	(148,783)	(1,599)	36	CLP/USD	01/19/2010	CLP	1,262,929	2,491	157
USD/JPY	04/20/2010	JPY	(5,300)	(57)	2	CLP/USD	01/19/2010	CLP	173,408	342	27
USD/JPY	04/20/2010	JPY	(18,261)	(196)	10	CNY/USD	03/29/2010	CNY	14,971	2,195	(15)
USD/JPY	04/20/2010	JPY	(16,010)	(172)	3	CNY/USD	03/29/2010	CNY	774	113	(1)
USD/JPY	04/20/2010	JPY	(12,000)	(129)	1	CNY/USD	03/29/2010	CNY	2,410	353	(3)
USD/KRW	01/15/2010	KRW	(70,110)	(60)	-	CNY/USD	03/29/2010	CNY	3,500	513	(4)
USD/KRW	01/15/2010	KRW	(348,675)	(299)	1	CNY/USD	06/14/2010	CNY	21,655	3,179	(39)
USD/KRW	01/15/2010	KRW	(173,663)	(149)	1	HUF/USD	01/21/2010	HUF	485,075	2,572	8
USD/KRW	01/15/2010	KRW	(105,102)	(90)	-	INR/USD	01/19/2010	INR	272,876	5,858	225
USD/KRW	01/15/2010	KRW	(141,570)	(122)	(2)	INR/USD	01/19/2010	INR	26,103	560	19
USD/KRW	01/15/2010	KRW	(129,360)	(111)	(1)	INR/USD	01/19/2010	INR	15,480	332	2
USD/KRW	01/15/2010	KRW	(24,261)	(21)	-	INR/USD	01/19/2010	INR	10,714	230	(3)
USD/KRW	01/15/2010	KRW	(60,579)	(52)	-	INR/USD	01/19/2010	INR	50,000	1,073	5
USD/KRW	01/15/2010	KRW	(115,670)	(99)	1	INR/USD	01/19/2010	INR	23,136	497	(4)
USD/KRW	01/15/2010	KRW	(57,650)	(49)	1	INR/USD	01/19/2010	INR	78,032	1,675	(14)
USD/KRW	01/15/2010	KRW	(117,000)	(100)	-	KRW/USD	01/19/2010	KRW	13,098,252	11,243	383
USD/NOK	02/16/2010	NOK	(33,600)	(5,805)	140	KRW/USD	01/19/2010	KRW	572,390	491	10
USD/NOK	02/16/2010	NOK	(703)	(121)	4	KRW/USD	01/19/2010	KRW	293,073	252	3
USD/NOK	02/16/2010	NOK	(680)	(117)	3	KRW/USD	01/19/2010	KRW	773,850	664	4
USD/NOK	02/16/2010	NOK	(1,300)	(225)	8	KRW/USD	01/19/2010	KRW	639,216	549	(3)
USD/NOK	02/16/2010	NOK	(1,900)	(328)	(2)	KRW/USD	01/19/2010	KRW	700,000	601	14
USD/NOK	02/16/2010	NOK	(1,023)	(177)	(1)	KRW/USD	01/19/2010	KRW	200,000	172	-
USD/SGD	03/24/2010	SGD	(1,583)	(1,127)	(7)	MYR/USD	01/19/2010	MYR	7,935	2,316	42
USD/SGD	03/24/2010	SGD	(98)	(70)	-	MYR/USD	01/19/2010	MYR	696	203	3
USD/SGD	03/24/2010	SGD	(163)	(116)	1	MYR/USD	01/19/2010	MYR	679	198	-
USD/SGD	03/24/2010	SGD	(95)	(68)	-	MYR/USD	01/19/2010	MYR	1,500	438	(3)
				$ (103,457)	$ 2,533	MYR/USD	01/19/2010	MYR	1,682	491	(10)
JNL/Goldman Sachs Core Plus Bond Fund						MYR/USD	01/19/2010	MYR	5,687	1,660	(29)
AUD/EUR	03/17/2010	EUR	(533)	$ (765)	$ 4	PHP/USD	01/19/2010	PHP	70,000	1,512	53
AUD/USD	03/17/2010	AUD	7,769	6,936	(124)	PHP/USD	01/19/2010	PHP	11,820	255	6
CAD/EUR	03/17/2010	EUR	(1,971)	(2,828)	83	PHP/USD	01/19/2010	PHP	39,120	845	10
CAD/EUR	03/17/2010	EUR	(1,322)	(1,897)	49	RUB/USD	01/19/2010	RUB	59,760	1,967	56
CAD/EUR	03/17/2010	EUR	(800)	(1,148)	28	RUB/USD	01/19/2010	RUB	20,031	659	(1)
CAD/JPY	03/17/2010	JPY	(178,013)	(1,913)	56	RUB/USD	01/19/2010	RUB	40,069	1,319	(8)
CAD/USD	03/17/2010	CAD	7,206	6,874	19	RUB/USD	01/19/2010	RUB	52,703	1,735	(57)
CHF/JPY	03/17/2010	JPY	(119,968)	(1,289)	64	RUB/USD	01/19/2010	RUB	46,731	1,538	(58)
EUR/AUD	03/17/2010	AUD	(2,216)	(1,978)	(33)	RUB/USD	01/19/2010	RUB	33,907	1,116	(53)
EUR/CAD	03/17/2010	CAD	(3,042)	(2,901)	(107)	RUB/USD	01/19/2010	RUB	17,114	563	4
EUR/CAD	03/17/2010	CAD	(4,173)	(3,981)	(90)	TRY/USD	03/17/2010	TRY	5,696	3,756	12
EUR/CHF	03/17/2010	CHF	(2,040)	(1,975)	(21)	TWD/USD	01/19/2010	TWD	183,244	5,762	45
EUR/GBP	03/17/2010	GBP	(2,829)	(4,567)	(93)	TWD/USD	01/19/2010	TWD	13,451	423	2
EUR/JPY	03/17/2010	JPY	(52,198)	(561)	15	TWD/USD	01/19/2010	TWD	12,553	395	(1)
EUR/NZD	03/17/2010	NZD	(1,880)	(1,361)	(40)	TWD/USD	01/19/2010	TWD	7,890	248	(1)
EUR/NZD	03/17/2010	NZD	(2,139)	(1,548)	(36)	TWD/USD	01/19/2010	TWD	25,000	786	9

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Open Forward Foreign Currency Contracts (in thousands) (continued)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)						JNL/Mellon Capital Management International Index Fund (continued)
TWD/USD	01/19/2010	TWD	15,912	$ 500	$ (1)	EUR/USD	03/17/2010	EUR	687	$ 985	$ (7)
USD/BRL	01/19/2010	BRL	(3,000)	(1,716)	7	EUR/USD	03/17/2010	EUR	268	384	(1)
USD/CNY	03/29/2010	CNY	(21,655)	(3,175)	19	GBP/USD	03/17/2010	GBP	1,603	2,588	(11)
USD/INR	01/19/2010	INR	(143,103)	(3,072)	(9)	GBP/USD	03/17/2010	GBP	826	1,333	(5)
USD/KRW	01/19/2010	KRW	(1,300,370)	(1,116)	(26)	GBP/USD	03/17/2010	GBP	208	336	(3)
USD/KRW	01/19/2010	KRW	(6,770,982)	(5,812)	12	GBP/USD	03/17/2010	GBP	157	254	(2)
USD/RUB	01/19/2010	RUB	(163,339)	(5,376)	193	GBP/USD	03/17/2010	GBP	158	255	(2)
USD/TWD	01/19/2010	TWD	(62,062)	(1,952)	(21)	GBP/USD	03/17/2010	GBP	319	514	(3)
				$ 47,957	$ 1,043	GBP/USD	03/17/2010	GBP	157	254	(4)
JNL/Ivy Asset Strategy Fund						GBP/USD	03/17/2010	GBP	158	256	-
CNY/USD	10/25/2010	CNY	12,600	$ 1,850	$ (52)	GBP/USD	03/17/2010	GBP	156	251	-
USD/EUR	03/18/2010	EUR	(2,700)	(3,873)	52	GBP/USD	03/17/2010	GBP	309	499	1
USD/GBP	03/18/2010	GBP	(5,800)	(9,362)	(27)	GBP/USD	03/17/2010	GBP	262	424	4
USD/JPY	12/20/2010	JPY	(161,400)	(1,736)	74	GBP/USD	03/17/2010	GBP	106	171	2
USD/ZAR	03/18/2010	ZAR	(10,800)	(1,447)	(47)	GBP/USD	03/17/2010	GBP	160	257	3
				$ (14,568)	$ -	GBP/USD	03/17/2010	GBP	214	346	3
JNL/JPMorgan International Value Fund						GBP/USD	03/17/2010	GBP	375	605	5
AUD/USD	02/24/2010	AUD	36,660	$ 32,803	$ (748)	GBP/USD	03/17/2010	GBP	54	86	-
AUD/USD	02/24/2010	AUD	5,496	4,917	(131)	JPY/USD	03/17/2010	JPY	382,736	4,113	(242)
AUD/USD	02/24/2010	AUD	2,470	2,210	43	JPY/USD	03/17/2010	JPY	197,167	2,119	(125)
EUR/USD	02/24/2010	EUR	2,674	3,836	(164)	JPY/USD	03/17/2010	JPY	26,415	284	(16)
EUR/USD	02/24/2010	EUR	2,090	2,999	(114)	JPY/USD	03/17/2010	JPY	26,085	280	(12)
EUR/USD	02/24/2010	EUR	3,803	5,455	(239)	JPY/USD	03/17/2010	JPY	53,130	571	(30)
EUR/USD	02/24/2010	EUR	3,540	5,079	(152)	JPY/USD	03/17/2010	JPY	26,520	285	(11)
EUR/USD	02/24/2010	EUR	1,704	2,445	(34)	JPY/USD	03/17/2010	JPY	35,300	379	(15)
EUR/USD	02/24/2010	EUR	2,237	3,210	6	JPY/USD	03/17/2010	JPY	26,910	289	(10)
EUR/USD	02/24/2010	EUR	2,125	3,049	5	JPY/USD	03/17/2010	JPY	26,805	288	(9)
HKD/USD	02/24/2010	HKD	22,238	2,869	(3)	JPY/USD	03/17/2010	JPY	26,760	288	(8)
JPY/USD	02/24/2010	JPY	1,646,835	17,694	(847)	JPY/USD	03/17/2010	JPY	71,320	766	(14)
JPY/USD	02/24/2010	JPY	340,807	3,662	(193)	JPY/USD	03/17/2010	JPY	9,015	97	(1)
NOK/USD	02/24/2010	NOK	18,194	3,142	(100)	JPY/USD	03/17/2010	JPY	27,045	291	(5)
SEK/USD	02/24/2010	SEK	76,787	10,757	(430)	JPY/USD	03/17/2010	JPY	18,290	197	(3)
SGD/USD	02/24/2010	SGD	7,492	5,333	(74)	JPY/USD	03/17/2010	JPY	64,015	688	(10)
SGD/USD	02/24/2010	SGD	4,047	2,880	1	JPY/USD	03/17/2010	JPY	27,135	292	(1)
USD/CHF	02/24/2010	CHF	(7,296)	(7,061)	174	USD/AUD	03/17/2010	AUD	(21)	(19)	-
USD/EUR	02/24/2010	EUR	(18,588)	(26,667)	1,154	USD/AUD	03/17/2010	AUD	(1,775)	(1,585)	(24)
USD/EUR	02/24/2010	EUR	(1,943)	(2,787)	122	USD/EUR	03/17/2010	EUR	(146)	(210)	6
USD/EUR	02/24/2010	EUR	(3,651)	(5,238)	267	USD/EUR	03/17/2010	EUR	(5,170)	(7,417)	2
USD/EUR	02/24/2010	EUR	(2,434)	(3,493)	88	USD/EUR	03/17/2010	EUR	(269)	(386)	(2)
USD/EUR	02/24/2010	EUR	(2,418)	(3,469)	4	USD/EUR	03/17/2010	EUR	(388)	(557)	(1)
USD/GBP	02/24/2010	GBP	(11,558)	(18,659)	520	USD/GBP	03/17/2010	GBP	(102)	(164)	1
USD/GBP	02/24/2010	GBP	(3,519)	(5,680)	129	USD/GBP	03/17/2010	GBP	(2,820)	(4,552)	3
USD/GBP	02/24/2010	GBP	(3,723)	(6,010)	57	USD/GBP	03/17/2010	GBP	(90)	(146)	(2)
USD/HKD	02/24/2010	HKD	(31,499)	(4,064)	3	USD/GBP	03/17/2010	GBP	(215)	(348)	(5)
USD/JPY	02/24/2010	JPY	(328,989)	(3,535)	122	USD/JPY	03/17/2010	JPY	(32,163)	(346)	21
USD/JPY	02/24/2010	JPY	(471,358)	(5,064)	244	USD/JPY	03/17/2010	JPY	(451,060)	(4,847)	171
USD/JPY	02/24/2010	JPY	(618,800)	(6,649)	367	USD/JPY	03/17/2010	JPY	(23,929)	(257)	4
				$ 13,964	$ 77	USD/JPY	03/17/2010	JPY	(36,760)	(395)	3
JNL/Mellon Capital Management International Index Fund										$ 16,390	$ (591)
AUD/USD	03/17/2010	AUD	1,025	$ 915	$ (7)
AUD/USD	03/17/2010	AUD	528	471	(3)	JNL/Mellon Capital Management Global Alpha Fund
AUD/USD	03/17/2010	AUD	233	208	(2)	AUD/USD	03/17/2010	AUD	2,495	$ 2,228	$ (22)
AUD/USD	03/17/2010	AUD	467	416	(3)	AUD/USD	03/17/2010	AUD	2,329	2,079	(23)
AUD/USD	03/17/2010	AUD	233	208	3	AUD/USD	03/17/2010	AUD	3,493	3,119	(24)
AUD/USD	03/17/2010	AUD	116	104	2	AUD/USD	03/17/2010	AUD	546	487	(3)
AUD/USD	03/17/2010	AUD	116	103	2	AUD/USD	03/17/2010	AUD	312	279	(1)
AUD/USD	03/17/2010	AUD	117	105	2	AUD/USD	03/17/2010	AUD	702	627	(4)
AUD/USD	03/17/2010	AUD	119	106	2	AUD/USD	03/17/2010	AUD	243	217	3
AUD/USD	03/17/2010	AUD	241	215	-	CAD/USD	03/17/2010	CAD	54	52	1
EUR/USD	03/17/2010	EUR	5,297	7,600	(185)	CAD/USD	03/17/2010	CAD	95	91	1
EUR/USD	03/17/2010	EUR	226	323	(9)	CAD/USD	03/17/2010	CAD	122	117	1
EUR/USD	03/17/2010	EUR	256	368	(9)	CHF/USD	03/17/2010	CHF	4,301	4,163	(38)
EUR/USD	03/17/2010	EUR	544	780	(16)	CHF/USD	03/17/2010	CHF	510	494	3
EUR/USD	03/17/2010	EUR	432	620	(9)	CHF/USD	03/17/2010	CHF	291	282	2
EUR/USD	03/17/2010	EUR	288	414	(6)	CHF/USD	03/17/2010	CHF	656	635	3
EUR/USD	03/17/2010	EUR	292	419	-	EUR/USD	03/17/2010	EUR	1,460	2,095	(61)
EUR/USD	03/17/2010	EUR	347	498	1	GBP/USD	03/17/2010	GBP	312	504	2
EUR/USD	03/17/2010	EUR	488	700	-	GBP/USD	03/17/2010	GBP	593	958	8
EUR/USD	03/17/2010	EUR	642	921	3	GBP/USD	03/17/2010	GBP	890	1,436	12
EUR/USD	03/17/2010	EUR	206	296	1	JPY/USD	03/17/2010	JPY	290,223	3,119	(121)
EUR/USD	03/17/2010	EUR	266	381	(1)	JPY/USD	03/17/2010	JPY	142,521	1,531	(82)
EUR/USD	03/17/2010	EUR	295	423	(2)	JPY/USD	03/17/2010	JPY	72,421	778	(46)

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Open Forward Foreign Currency Contracts (in thousands) (continued)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Mellon Capital Management Global Alpha Fund (continued)						JNL/PIMCO Real Return Fund (continued)
JPY/USD	03/17/2010	JPY	37,308	$ 401	$ (24)	USD/AUD	01/11/2010	AUD	(28)	$ (25)	$ 1
NOK/USD	03/17/2010	NOK	1,275	220	(1)	USD/CNY	03/29/2010	CNY	(1,459)	(214)	1
NOK/USD	03/17/2010	NOK	657	113	-	USD/CNY	03/29/2010	CNY	(7,427)	(1,089)	5
NOK/USD	03/17/2010	NOK	3,892	672	7	USD/CNY	03/29/2010	CNY	(3,847)	(564)	3
NOK/USD	03/17/2010	NOK	2,224	384	3	USD/CNY	03/29/2010	CNY	(3,854)	(565)	3
NOK/USD	03/17/2010	NOK	5,004	863	5	USD/CNY	03/29/2010	CNY	(6,175)	(905)	5
NZD/USD	03/17/2010	NZD	1,567	1,134	30	USD/CNY	03/29/2010	CNY	(3,925)	(575)	3
NZD/USD	03/17/2010	NZD	1,592	1,153	28	USD/EUR	01/26/2010	EUR	(2,297)	(3,296)	40
NZD/USD	03/17/2010	NZD	978	708	16	USD/EUR	01/26/2010	EUR	(4,900)	(7,030)	(22)
NZD/USD	03/17/2010	NZD	579	419	9	USD/EUR	01/26/2010	EUR	(4,204)	(6,032)	(24)
NZD/USD	03/17/2010	NZD	298	216	5	USD/JPY	01/14/2010	JPY	(1,605,102)	(17,242)	631
EUR/USD	03/17/2010	EUR	778	1,116	(27)	USD/PHP	04/16/2010	PHP	(1,134)	(24)	-
USD/CAD	03/17/2010	CAD	(975)	(930)	(6)					$ 19,981	$ (286)
USD/CAD	03/17/2010	CAD	(503)	(479)	(3)	JNL/PIMCO Total Return Bond Fund
USD/CHF	03/17/2010	CHF	(457)	(442)	(5)	AUD/USD	01/11/2010	AUD	2,797	$ 2,514	$ (72)
USD/CHF	03/17/2010	CHF	(977)	(946)	(5)	BRL/USD	02/02/2010	BRL	17,221	9,818	869
USD/EUR	03/17/2010	EUR	(223)	(320)	4	CAD/USD	01/21/2010	CAD	2,062	1,967	31
USD/EUR	03/17/2010	EUR	(390)	(559)	7	CNY/USD	08/25/2010	CNY	19,617	2,880	(7)
USD/EUR	03/17/2010	EUR	(501)	(719)	10	CNY/USD	08/25/2010	CNY	80,820	11,867	(133)
USD/EUR	03/17/2010	EUR	(589)	(845)	(4)	CNY/USD	08/25/2010	CNY	33,343	4,896	(104)
USD/EUR	03/17/2010	EUR	(1,002)	(1,437)	(4)	CNY/USD	08/25/2010	CNY	465	68	(2)
USD/EUR	03/17/2010	EUR	(668)	(958)	(3)	CNY/USD	08/25/2010	CNY	1,850	272	(6)
USD/GBP	03/17/2010	GBP	(346)	(559)	3	CNY/USD	08/25/2010	CNY	465	68	(2)
USD/GBP	03/17/2010	GBP	(1,556)	(2,511)	29	CNY/USD	08/25/2010	CNY	1,171	172	(4)
USD/GBP	03/17/2010	GBP	(1,739)	(2,807)	49	GBP/USD	01/13/2010	GBP	1,000	1,615	20
USD/GBP	03/17/2010	GBP	(1,405)	(2,267)	22	GBP/USD	01/13/2010	GBP	528	853	8
USD/GBP	03/17/2010	GBP	(2,575)	(4,157)	36	GBP/USD	01/13/2010	GBP	108	174	2
USD/GBP	03/17/2010	GBP	(606)	(978)	5	KRW/USD	02/11/2010	KRW	2,917,968	2,503	23
USD/GBP	03/17/2010	GBP	(702)	(1,134)	5	KRW/USD	02/11/2010	KRW	2,720,609	2,334	45
USD/GBP	03/17/2010	GBP	(779)	(1,258)	7	KRW/USD	07/28/2010	KRW	82,064	70	1
USD/JPY	03/17/2010	JPY	(24,565)	(264)	11	KRW/USD	07/28/2010	KRW	88,288	75	-
USD/JPY	03/17/2010	JPY	(14,037)	(151)	6	KRW/USD	07/28/2010	KRW	146,777	125	1
USD/JPY	03/17/2010	JPY	(31,584)	(339)	14	KRW/USD	08/27/2010	KRW	535,468	456	1
USD/NZD	03/17/2010	NZD	(161)	(116)	(1)	KRW/USD	08/27/2010	KRW	372,441	317	(2)
USD/NZD	03/17/2010	NZD	(281)	(204)	(2)	MYR/USD	06/14/2010	MYR	10,082	2,926	26
USD/NZD	03/17/2010	NZD	(362)	(262)	(3)	SGD/USD	03/17/2010	SGD	95	68	(1)
USD/SEK	03/17/2010	SEK	(5,166)	(724)	4	SGD/USD	02/11/2010	SGD	132	94	(1)
USD/SEK	03/17/2010	SEK	(2,661)	(373)	2	SGD/USD	06/16/2010	SGD	294	209	(2)
				$ 6,951	$ (160)	USD/AUD	01/11/2010	AUD	(36)	(32)	-
JNL/PIMCO Real Return Fund						USD/AUD	01/11/2010	AUD	(36)	(32)	-
CNY/USD	03/29/2010	CNY	3,148	$ 461	$ (4)	USD/EUR	01/26/2010	EUR	(13,261)	(19,026)	231
CNY/USD	03/29/2010	CNY	3,271	480	(5)	USD/EUR	01/26/2010	EUR	(1,817)	(2,607)	(14)
CNY/USD	03/29/2010	CNY	5,250	770	(9)	USD/EUR	01/26/2010	EUR	(800)	(1,148)	1
CNY/USD	03/29/2010	CNY	2,187	321	(3)	USD/GBP	01/13/2010	GBP	(4,155)	(6,709)	201
CNY/USD	03/29/2010	CNY	29	4	-	USD/JPY	03/29/2010	JPY	(710,000)	(7,630)	301
CNY/USD	03/29/2010	CNY	460	67	(1)	USD/JPY	01/14/2010	JPY	(185)	(2)	-
CNY/USD	03/29/2010	CNY	4	1	-					$ 9,155	$ 1,411
CNY/USD	03/29/2010	CNY	12,339	1,809	(15)	JNL/T.Rowe Price Short-Term Bond Fund
CNY/USD	06/07/2010	CNY	9,366	1,375	(8)	CNY/USD	12/22/2010	CNY	32,250	$ 4,735	$ (81)
CNY/USD	06/07/2010	CNY	17,558	2,577	(23)
CNY/USD	11/17/2010	CNY	1,427	210	(5)
CNY/USD	11/17/2010	CNY	7,257	1,065	(29)
CNY/USD	11/17/2010	CNY	3,751	551	(16)
CNY/USD	11/17/2010	CNY	3,759	552	(16)
CNY/USD	03/29/2010	CNY	6,022	883	(27)
CNY/USD	03/29/2010	CNY	3,925	575	(18)
GBP/USD	01/13/2010	GBP	328	530	(16)
JPY/USD	01/14/2010	JPY	1,605,627	17,248	(959)
KRW/USD	02/11/2010	KRW	1,929,760	1,655	55
KRW/USD	02/11/2010	KRW	2,211,490	1,897	47
KRW/USD	02/11/2010	KRW	2,203,350	1,890	40
KRW/USD	02/11/2010	KRW	1,057,050	907	7
KRW/USD	02/11/2010	KRW	1,429,500	1,226	26
KRW/USD	07/28/2010	KRW	721,680	615	15
KRW/USD	07/28/2010	KRW	2,492,700	2,124	24
MXN/USD	04/22/2010	MXN	96,715	7,314	25
MXN/USD	04/22/2010	MXN	23,938	1,810	58
MXN/USD	04/22/2010	MXN	13,113	992	(8)
SGD/USD	02/11/2010	SGD	6,398	4,555	(45)
SGD/USD	02/11/2010	SGD	4,323	3,078	(22)

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Interest Rate Swap Agreements (in thousands)
		Paying/					Unrealized
		Receiving		Expiration		Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount4	(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
BNP Paribas	6-Month EURIBOR	Receiving	3.00%	06/16/2015	EUR	1,310	$ 8
	6-Month EURIBOR	Receiving	3.00%	06/16/2015	EUR	160	1
Credit Suisse International	3-Month LIBOR	Receiving	4.25%	12/17/2013		160	-
	3-Month LIBOR	Receiving	4.25%	06/16/2040		10,250	811
Deutsche Bank AG	3-Month LIBOR	Receiving	3.25%	06/16/2017		7,300	187
	3-Month LIBOR	Receiving	3.25%	06/16/2017		6,500	163
	3-Month LIBOR	Paying	4.57%	09/04/2017		17,700	(128)
	3-Month LIBOR	Receiving	3.75%	06/16/2020		8,900	439
	3-Month LIBOR	Receiving	4.71%	09/04/2022		10,400	293
	6-Month EURIBOR	Paying	4.00%	06/16/2040	EUR	8,790	(345)
	Brazil Interbank Deposit Rate	Paying	11.74%	01/02/2012	BRL	17,900	4
	Brazil Interbank Deposit Rate	Paying	11.80%	01/02/2012	BRL	13,000	(78)
	KRW 3-month CD Rate	Paying	2.82%	01/28/2011	KRW	2,437,000	(19)
	KRW 3-month CD Rate	Paying	3.87%	06/12/2011	KRW	1,400,000	-
	KRW 3-month CD Rate	Paying	3.69%	06/26/2011	KRW	7,020,000	(19)
	KRW 3-month CD Rate	Paying	3.62%	07/06/2011	KRW	2,923,122	(6)
	KRW 3-month CD Rate	Paying	3.63%	07/07/2011	KRW	4,883,824	(10)
JPMorgan Chase Bank N.A.	Brazil Interbank Deposit Rate	Paying	11.76%	01/02/2012	BRL	17,300	5
	KRW 3-month CD Rate	Paying	3.66%	07/08/2011	KRW	2,322,820	(4)
	KRW 3-month CD Rate	Paying	3.72%	06/22/2011	KRW	6,700,000	(14)
	KRW 3-month CD Rate	Paying	2.83%	01/28/2011	KRW	2,369,000	(18)
	KRW 3-month CD Rate	Paying	3.90%	06/15/2011	KRW	2,300,000	1
							$ 1,271
JNL/Goldman Sachs Emerging Markets Debt Fund
Citibank N.A.	6-Month Sinacofi Chile Interbank Rate	Paying	5.24%	12/15/2014	CLP	3,000,000	$ 15
	Brazil Interbank Deposit Rate	Paying	11.85%	01/02/2012	BRL	40,700	26
	KRW 3-month CD Rate	Paying	3.95%	08/26/2011	KRW	7,000,000	3
	KRW 3-month CD Rate	Paying	4.08%	12/04/2013	KRW	1,900,000	(24)
Deutsche Bank AG	1-Month Mexico Interbank TIIE 28 Day Rate	Paying	6.18%	12/17/2011	MXN	510,000	(4)
	6-Month Sinacofi Chile Interbank Rate	Paying	5.04%	11/18/2014	CLP	1,780,000	(13)
	Brazil Interbank Deposit Rate	Paying	11.75%	01/02/2012	BRL	32,500	(8)
	KRW 3-month CD Rate	Paying	3.40%	06/09/2011	KRW	6,000,000	(32)
	KRW 3-month CD Rate	Paying	3.61%	07/22/2011	KRW	2,180,000	(7)
							$ (44)
JNL/PIMCO Real Return Fund
Barclays Bank PLC	6-Month EURIBOR	Paying	5.00%	09/17/2010	EUR	2,900	$ 187
	Brazil Interbank Deposit Rate	Paying	10.68%	01/02/2012	BRL	5,700	(51)
HSBC Bank USA, N.A.	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	12
Merrill Lynch Capital Services Inc.	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	1,400	59
	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	15,300	289
	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	5,000	104
UBS AG Stamford	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,000	14
							$ 614
JNL/PIMCO Total Return Bond Fund
Barclays Bank PLC	Brazil Interbank Deposit Rate	Paying	10.60%	01/02/2012	BRL	1,500	$ (9)
	Brazil Interbank Deposit Rate	Paying	11.36%	01/04/2010	BRL	4,000	7
	France CPI ex Tobacco	Paying	2.10%	10/15/2010	EUR	1,100	61
	France CPI ex Tobacco	Paying	2.10%	10/15/2010	EUR	1,600	91
BNP Paribas SA	6-Month EURIBOR	Paying	4.50%	03/18/2014	EUR	2,700	418
Deutsche Bank AG	3-Month Australian Bank Bill	Paying	4.50%	06/15/2011	AUD	20,700	(128)
	3-Month Australian Bank Bill	Paying	4.50%	06/15/2011	AUD	1,800	(15)
	6-Month EURIBOR	Paying	3.00%	06/16/2015	EUR	38,400	(266)
	6-Month EURIBOR	Paying	3.00%	06/16/2015	EUR	21,600	(182)
	6-Month EURIBOR	Paying	3.00%	06/16/2015	EUR	81,100	(847)
Goldman Sachs Bank USA	Brazil Interbank Deposit Rate	Paying	11.47%	01/04/2010	BRL	1,000	3
	Brazil Interbank Deposit Rate	Paying	10.84%	01/02/2012	BRL	12,900	(51)
HSBC Bank USA, N.A.	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	11
	Brazil Interbank Deposit Rate	Paying	10.61%	01/02/2012	BRL	1,400	(8)
Merrill Lynch Capital Services Inc.	Brazil Interbank Deposit Rate	Paying	11.98%	01/02/2012	BRL	4,700	44
	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	300	11
	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	500	21
	Brazil Interbank Deposit Rate	Paying	14.77%	01/02/2012	BRL	200	8
	Brazil Interbank Deposit Rate	Paying	12.95%	01/04/2010	BRL	1,400	32
	Brazil Interbank Deposit Rate	Paying	12.54%	01/02/2012	BRL	6,600	149
	Brazil Interbank Deposit Rate	Paying	11.43%	01/04/2010	BRL	2,600	7
Morgan Stanley Capital Services Inc.	3-Month LIBOR	Paying	3.00%	12/16/2010		41,400	53
	3-Month LIBOR	Paying	3.00%	12/16/2010		53,600	139
	Brazil Interbank Deposit Rate	Paying	12.67%	01/04/2010	BRL	1,600	27
	Brazil Interbank Deposit Rate	Paying	12.67%	01/04/2010	BRL	1,600	27

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Interest Rate Swap Agreements (in thousands) (continued)
		Paying/					Unrealized
		Receiving		Expiration		Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date		Amount4	(Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
Morgan Stanley Capital Services Inc.	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,800	$ 37
	Brazil Interbank Deposit Rate	Paying	12.78%	01/04/2010	BRL	1,500	31
UBS AG Stamford	6-Month Australian Bank Bill	Paying	4.25%	09/15/2011	AUD	15,500	(265)
	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,600	27
	Brazil Interbank Deposit Rate	Paying	12.41%	01/04/2010	BRL	1,600	27
	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	3,500	(55)
	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2012	BRL	1,900	(9)
							$ (604)

Summary of Credit Default Swap Agreements (in thousands)
		Reference	Fixed				Unrealized
		Obligation	Received/	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating 3	Pay Rate 6	Date	Amount4, 5	Value	(Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
Credit default swap agreements - purchase protection 2
Bank of America N.A.	CDX.IG.13	n/a	1.00%	12/20/2014	$ 11,800	$ (77)	$ (133)
Deutsche Bank AG	CDX.IG.13	n/a	1.00%	12/20/2014	8,450	(55)	(40)
Deutsche Bank AG	CDX.IG.13	n/a	1.00%	12/20/2014	7,200	(47)	(47)
					$ 27,450	$ (179)	$ (220)
JNL/PIMCO Real Return Fund
Credit default swap agreements - sell protection 1
Deutsche Bank AG	American International Group Inc., 6.25%, 05/01/36	A3	5.00%	12/20/2013	$ (8,300)	$ (189)	$ 655

Credit default swap agreements - purchase protection 2
Morgan Stanley Capital Services Inc.	American Electric Power, 5.25%, 06/01/15	n/a	0.47%	06/20/2015	$ 500	$ 1	$ 1
Deutsche Bank AG	CDX.HY-12 5 Year Index	n/a	5.00%	06/20/2014	11,844	(81)	(670)
Deutsche Bank AG	CDX.IG-12 5 Year Index	n/a	1.00%	06/20/2014	1,190	(9)	(78)
Goldman Sachs International	CDX.IG-12 5 Year Index	n/a	1.00%	06/20/2014	13,491	(103)	(415)
Morgan Stanley Capital Services Inc.	CDX.IG-12 5 Year Index	n/a	1.00%	06/20/2014	7,638	(58)	(369)
Morgan Stanley Capital Services Inc.	CDX.NA.HY-12 5 Year	n/a	5.00%	06/20/2014	1,786	(12)	(109)
Citibank N.A.	GATX Corp., 5.80%, 03/01/16	n/a	1.07%	03/20/2016	1,000	1	1
BNP Paribas S.A.	International Lease Finance Corporation, 6.63%, 11/15/13	n/a	1.60%	12/20/2013	500	103	103
Deutsche Bank AG	JC Penney Corp.,Inc., 6.38%, 10/15/36	n/a	1.00%	06/20/2017	1,400	43	(47)
Deutsche Bank AG	Knight, Inc., 6.50%, 09/01/12	n/a	1.00%	03/20/2016	2,000	76	(15)
Morgan Stanley Capital Services Inc.	Knight, Inc., 6.50%, 09/01/12	n/a	1.00%	03/20/2016	3,000	113	(26)
Deutsche Bank AG	Macy's Corp., 7.45%, 07/15/17	n/a	2.10%	09/20/2017	1,000	(12)	(13)
Deutsche Bank AG	Marsh & McLennan Companies, Inc., 5.75%, 09/15/15	n/a	0.60%	09/20/2015	1,000	5	5
JPMorgan Chase Bank, N.A.	Pearson, 5.70%, 06/01/14	n/a	0.83%	06/20/2014	1,000	(17)	(17)
Morgan Stanley Capital Services Inc.	Prologis Trust, 5.50%, 03/01/13	n/a	1.32%	06/20/2018	900	72	72
Barclays Bank PLC	REXAM PLC, 6.75%, 06/01/13	n/a	1.45%	06/20/2013	700	(10)	(11)
Deutsche Bank AG	Seagate Technology HDD Holdings, 6.80%, 10/01/16	n/a	1.00%	12/20/2011	5,000	58	(6)
JPMorgan Chase Bank, N.A.	Waste Management Inc., 6.10%, 03/15/18	n/a	0.79%	03/20/2018	1,100	(9)	(9)
					$ 55,049	$ 161	$ (1,603)
JNL/PIMCO Total Return Bond Fund
Credit default swap agreements - sell protection 1
Deutsche Bank AG	CDX.EM-12	Ba1	5.00%	12/20/2014	$ (1,500)	$ 159	$ (6)
Citibank N.A.	CDX.HY-8 35-100%	Caa1	0.36%	06/20/2012	(4,815)	(1)	-
Citibank N.A.	CDX.HY-8 35-100%	Caa1	0.40%	06/20/2012	(963)	1	1
Deutsche Bank AG	CDX.IG-10 5 Year Index 30-100%	Baa2	0.53%	06/20/2013	(1,350)	17	17
Goldman Sachs International	CDX.IG-10 5 Year Index 30-100%	Baa2	0.46%	06/20/2013	(1,736)	18	19
Goldman Sachs International	CDX.IG-9 10 Year Index 30-100%	Baa2	0.55%	12/20/2017	(1,447)	23	23
Deutsche Bank AG	CDX.IG-9 5 Year Index 30-100%	Baa2	0.71%	12/20/2012	(7,137)	119	120
Merrill Lynch International	Federated Republic of Brazil, 12.25%, 03/06/30	Baa3	1.95%	04/20/2016	(100)	4	4
Barclays Bank PLC	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	B3	5.65%	09/20/2012	(500)	25	26
Goldman Sachs International	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	B3	3.85%	09/20/2012	(200)	1	1
UBS AG Stamford	Ford Motor Credit Co. LLC, 7.00%, 10/01/13	B3	6.20%	09/20/2012	(2,600)	165	170
Morgan Stanley Capital Services Inc.	Gazprom, 8.63%, 04/28/34	Baa1	2.18%	02/20/2013	(700)	(2)	3
UBS AG Stamford	Gazprom, 8.63%, 04/28/34	Baa1	2.18%	02/20/2013	(1,000)	(3)	5
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	5.00%	06/20/2011	(1,000)	54	100
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	4.33%	12/20/2013	(800)	82	83
Citibank N.A.	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	4.80%	12/20/2013	(600)	72	73
Deutsche Bank AG	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	1.00%	03/20/2011	(2,000)	(6)	7
Deutsche Bank AG	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	4.90%	12/20/2013	(1,100)	136	138
Goldman Sachs International	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	8.00%	03/20/2011	(1,000)	82	85
Morgan Stanley Capital Services Inc.	General Electric Capital Corp., 5.63%, 09/15/17	Aa2	1.00%	09/20/2011	(1,300)	(8)	10
BNP Paribas SA	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	0.78%	03/20/2011	(700)	(4)	(4)
Citibank N.A.	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	1.10%	03/20/2010	(200)	-	-
Citibank N.A.	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	1.15%	03/20/2010	(100)	-	-
Deutsche Bank AG	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	0.80%	06/20/2011	(3,700)	(28)	(27)
Deutsche Bank AG	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	1.50%	09/20/2011	(300)	1	1

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Credit Default Swap Agreements (in thousands) (continued)
		Reference	Fixed Rate				Unrealized
		Obligation	Received/	Expiration	Notional		Appreciation/
Counterparty	Reference Obligation	Credit Rating 3	Paid 6	Date	Amount4, 5	Value	(Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
Credit default swap agreements - sell protection (continued) 1
Goldman Sachs International	General Electric Capital Corp., 6.00%, 06/15/12	Aa2	0.90%	12/20/2010	$ (300)	$ -	$ -
Deutsche Bank AG	GMAC LLC, 6.88%, 08/28/12	Ca	4.00%	09/20/2012	(2,400)	1	4
Goldman Sachs International	GMAC LLC, 6.88%, 08/28/12	Ca	3.20%	09/20/2012	(100)	(2)	(2)
Credit Suisse International	Republic of Panama, 8.88%, 09/30/27	Ba1	1.20%	02/20/2017	(200)	(3)	(2)
JPMorgan Chase Bank, N.A.	Republic of Panama, 8.88%, 09/30/27	Ba1	1.25%	01/20/2017	(200)	(2)	(1)
Morgan Stanley Capital Services Inc.	Republic of Panama, 8.88%, 09/30/27	Ba1	0.75%	01/20/2012	(200)	-	-
Citibank N.A.	SLM Corp., 5.13%, 08/27/12	Ba1	4.85%	03/20/2013	(1,700)	12	14
JPMorgan Chase Bank, N.A.	United Mexican States, 7.50%, 04/08/33	Baa1	0.92%	03/20/2016	(500)	(12)	(11)
Deutsche Bank AG	UK Gilt Treasury Bond, 4.25%, 06/07/32	Aaa	1.00%	12/20/2014	(700)	7	-
Morgan Stanley Capital Services Inc.	UK Gilt Treasury Bond, 4.25%, 06/07/32	Aaa	1.00%	12/20/2014	(300)	3	1
JPMorgan Chase Bank, N.A.	UK Gilt Treasury Bond, 4.25%, 06/07/32	Aaa	1.00%	12/20/2014	(200)	2	-
					$ (43,648)	$ 913	$ 852

Summary of Total Return Swap Agreements (in thousands)
		Paying/
		Receiving					Unrealized
		Reference Entity		Expiration		Notional	Appreciation/
Counterparty	Reference Entity	Total Return		Date		Amount4	(Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund
Deutsche Bank AG *	Egyptian T-Bill, 0.00%, 02/02/2010	Receiving		02/02/2010	EGP	9,500	$ 23
HSBC Bank USA N.A. *	Egyptian T-Bill, 0.00%, 02/23/2010	Receiving		02/23/2010	EGP	8,000	19
							$ 42
JNL/Ivy Asset Strategy Fund
Morgan Stanley *	India custom basket consisting of: Larsen & Toubro Ltd.,	Receiving		10/07/2010		$ 8,624	$ (2)
	ICI Bank Limited, Housing Development Finance
	Corporation Ltd., HDFC Bank Ltd.

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.
2	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3	Reference obligation credit ratings are provided for instances when a Fund has sold protection. Moody's ratings are provided for instances when the underlying reference obligation consists of a single entity. For instances when the underlying reference obligation is an index, the rating is calculated based on a weighted average of the index constituents' credit ratings.
4	Notional amount is stated in USD unless otherwise noted.
5	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.
6	If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.
*	Swap agreement fair valued in good faith in accordance with procedures established by the Trust's Board of Trustees. Fair valued securities may be classified as Level 2 or
Level 3 for FASB ASC Topic 820 disclosures based on the securities valuation inputs. See FASB ASC Topic 820 note on page 164.

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

FASB ASC Topic 815, "Derivatives and Hedging" - The following is a summary of the fair valuations of each Fund's derivative instruments categorized by risk exposure.  The derivative instruments outstanding as of year end as disclosed in these Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.  In addition, a summary of derivative activity is provided for those Funds which had substantial changes in volume of derivative activity during the year.  See Note 4 in the Notes to Financial Statements for additional FASB ASC Topic 815 disclosures.

JNL/Franklin Templeton Mutual Shares Fund
Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:

	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Investments - unaffiliated, at value	$ -	$ -	$ -	$ -	$ -	Options written, at value	$ -	$ -	$ -	$ -	$ -
Forward foreign						Forward foreign
currency contracts	-	-	2,848	-	2,848	currency contracts	-	-	315	-	315
	$ -	$ -	$ 2,848	$ -	$ 2,848		$ -	$ -	$ 315	$ -	$ 315

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (5,753)	$ -	$ (5,753)	Foreign currency related items	$ -	$ -	$ 2,409	$ -	$ 2,409
Option contracts	-	(854)	-	-	(854)	Option contracts	-	(16)	-	-	(16)
	$ -	$ (854)	$ (5,753)	$ -	$ (6,607)		$ -	$ (16)	$ 2,409	$ -	$ 2,393
JNL/Goldman Sachs Core Plus Bond Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 1,041	$ -	$ 1,041	currency contracts	$ -	$ -	$ 990	$ -	$ 990
Unrealized appreciation on						Unrealized depreciation on
swap agreements	-	-	-	1,912	1,912	swap agreements	220	-	-	641	861
Variation margin	-	-	-	2	2	Variation margin	-	-	-	492	492
	$ -	$ -	$ 1,041	$ 1,914	$ 2,955		$ 220	$ -	$ 990	$ 1,133	$ 2,343

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ -	$ -	$ -	Foreign currency related items	$ -	$ -	$ (75)	$ -	$ (75)
Futures contracts	-	-	-	5,445	5,445	Futures contracts	-	-	-	(6,119)	(6,119)
Swap agreements	(1,785)	-	-	5,926	4,141	Swap agreements	572	-	-	634	1,206
	$(1,785)	$ -	$ -	$ 11,371	$ 9,586		$ 572	$ -	$ (75)	$ (5,485)	$ (4,988)

JNL/Goldman Sachs Emerging Markets Debt Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 1,407	$ -	$ 1,407	currency contracts	$ -	$ -	$ 364	$ -	$ 364
Unrealized appreciation on						Unrealized depreciation on
swap agreements	-	-	42	44	86	swap agreements	-	-	-	88	88
	$ -	$ -	$ 1,449	$ 44	$ 1,493		$ -	$ -	$ 364	$ 88	$ 452

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ 3,163	$ -	$ 3,163	Foreign currency related items	$ -	$ -	$ 734	$ -	$ 734
Swap agreements	-	-	78	413	491	Swap agreements	-	-	42	(309)	(267)
	$ -	$ -	$ 3,241	$ 413	$ 3,654		$ -	$ -	$ 776	$ (309)	$ 467

During the year ended December 31, 2009, the JNL/Goldman Sachs Emerging Markets Debt Fund initiated transactions in total return swap agreements and increased the volume of activity in interest rate swaps agreements.

See accompanying Notes to Financial Statements

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 815, "Derivatives and Hedging" (continued)

JNL/Ivy Asset Strategy Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 126	$ -	$ 126	currency contracts	$ -	$ -	$ 126	$ -	$ 126
Unrealized appreciation on						Unrealized depreciation on
swap agreements	-	-	-	-	-	swap agreements	-	2	-	-	2
	$ -	$ -	$ 126	$ -	$ 126		$ -	$ 2	$ 126	$ -	$ 128

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (1)	$ -	$ (1)	Foreign currency related items	$ -	$ -	$ -	$ -	$ -
Futures contracts	-	(773)	-	-	(773)	Futures contracts	-	-	-	-	-
Option contracts	-	(130)	-	-	(130)	Option contracts	-	-	-	-	-
Swap agreements	-	(287)	-	-	(287)	Swap agreements	-	(2)	-	-	(2)
	$ -	$ (1,190)	$ (1)	$ -	$ (1,191)		$ -	$ (2)	$ -	$ -	$ (2)

The JNL/Ivy Asset Strategy Fund’s inception was September 28, 2009.  During the period ended December 31, 2009, the Fund initiated derivative positions in exchange traded futures contracts, options, forward foreign currency contracts and total return swap agreements.  As of December 31, 2009, the Fund’s only derivative exposure was forward foreign currency contracts and a total return swap on a basket of equities.
Over the course of the period, the Fund had long equity derivative exposure through options which expired before year end.

JNL/JPMorgan International Value Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 3,306	$ -	$ 3,306	currency contracts	$ -	$ -	$ 3,229	$ -	$ 3,229
Variation margin	-	4	-	-	4	Variation margin	-	-	-	-	-
	$ -	$ 4	$ 3,306	$ -	$ 3,310		$ -	$ -	$ 3,229	$ -	$ 3,229

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ 6,013	$ -	$ 6,013	Foreign currency related items	$ -	$ -	$ (767)	$ -	$ (767)
Futures contracts	-	423	-	-	423	Futures contracts	-	(172)	-	-	(172)
	$ -	$ 423	$ 6,013	$ -	$ 6,436		$ -	$ (172)	$ (767)	$ -	$ (939)
JNL/Mellon Capital Management International Index Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 245	$ -	$ 245	currency contracts	$ -	$ -	$ 836	$ -	$ 836
Variation margin	-	27	-	-	27	Variation margin	-	-	-	-	-
	$ -	$ 27	$ 245	$ -	$ 272		$ -	$ -	$ 836	$ -	$ 836

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ 1,514	$ -	$ 1,514	Foreign currency related items	$ -	$ -	$ (835)	$ -	$ (835)
Futures contracts	-	4,502	-	-	4,502	Futures contracts	-	(36)	-	-	(36)
	$ -	$ 4,502	$ 1,514	$ -	$ 6,016		$ -	$ (36)	$ (835)	$ -	$ (871)
JNL/Mellon Capital Management Global Alpha Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 353	$ -	$ 353	currency contracts	$ -	$ -	$ 513	$ -	$ 513
Variation margin	-	46	-	60	106	Variation margin	-	19	-	41	60
	$ -	$ 46	$ 353	$ 60	$ 459		$ -	$ 19	$ 513	$ 41	$ 573

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (124)	$ -	$ (124)	Foreign currency related items	$ -	$ -	$ (160)	$ -	$ (160)
Futures contracts	-	153	-	(34)	119	Futures contracts	-	29	-	(450)	(421)
	$ -	$ 153	$ (124)	$ (34)	$ (5)		$ -	$ 29	$ (160)	$ (450)	$ (581)

The JNL/Mellon Capital Management Global Alpha Fund’s inception was September 28, 2009.  The Fund invests in derivatives as direct substitutes for developed market stock indices, government bonds and currencies.  The Fund initiated derivative positions in exchange traded futures contracts and forward foreign currency contracts.  There were no significant changes in volume due to changes in investment strategy or objective.  Changes in the positions of the Fund were a result of price movement and tactical trades.

See accompanying Notes to Financial Statements

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 815, "Derivatives and Hedging" (continued)

JNL/PIMCO Real Return Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Investments - unaffiliated, at value	$ -	$ -	$ -	$ -	$ -	Options written, at value	$ -	$ -	$ -	$ 1,866	$ 1,866
Forward foreign						Forward foreign
currency contracts	-	-	989	-	989	currency contracts	-	-	1,275	-	1,275
Unrealized appreciation on						Unrealized depreciation on
swap agreements	837	-	-	665	1,502	swap agreements	1,785	-	-	51	1,836
Variation margin	-	-	-	5	5	Variation margin	-	-	-	14	14
	$ 837	$ -	$ 989	$ 670	$ 2,496		$ 1,785	$ -	$ 1,275	$ 1,931	$ 4,991

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (3,286)	$ -	$ (3,286)	Foreign currency related items	$ -	$ -	$ 2,499	$ -	$ 2,499
Futures contracts	-	-	-	11,116	11,116	Futures contracts	-	-	-	(8,242)	(8,242)
Option contracts	-	-	-	1,617	1,617	Option contracts	-	-	-	1,030	1,030
Swap agreements	579	-	-	(12,005)	(11,426)	Swap agreements	(8,818)	-	-	29,466	20,648
	$ 579	$ -	$ (3,286)	$ 728	$ (1,979)		$ (8,818)	$ -	$ 2,499	$ 22,254	$ 15,935

During the year ended December 31, 2009, overall  trading volume for derivative investments for the JNL/PIMCO Real Return Fund was down, however the level of exposure to derivatives during the year did not change substantially.

JNL/PIMCO Total Return Bond Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Investments - unaffiliated, at value	$ -	$ -	$ -	$ -	$ -	Options written, at value	$ -	$ -	$ -	$ 5,254	$ 5,254
Forward foreign						Forward foreign
currency contracts	-	-	1,761	-	1,761	currency contracts	-	-	350	-	350
Unrealized appreciation on						Unrealized depreciation on
swap agreements	905	-	-	1,231	2,136	swap agreements	53	-	-	1,835	1,888
Variation margin	-	-	-	13	13	Variation margin	-	-	-	546	546
	$ 905	$ -	$ 1,761	$ 1,244	$ 3,910		$ 53	$ -	$ 350	$ 7,635	$ 8,038

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (2,180)	$ -	$ (2,180)	Foreign currency related items	$ -	$ -	$ 4,410	$ -	$ 4,410
Futures contracts	-	-	-	30,672	30,672	Futures contracts	-	-	-	(26,238)	(26,238)
Option contracts	-	-	-	(631)	(631)	Option contracts	-	-	-	(751)	(751)
Swap agreements	(661)	-	-	(277)	(938)	Swap agreements	4,227	-	-	16,909	21,136
	$ (661)	$ -	$ (2,180)	$ 29,764	$26,923		$ 4,227	$ -	$ 4,410	$ (10,080)	$ (1,443)

During the year ended December 31, 2009, overall  trading volume for derivative investments in JNL/PIMCO Total Return Bond Fund was down, however the level of exposure to derivatives during the year did not change substantially.

JNL/T. Rowe Price Short-Term Bond Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ -	$ -	$ -	currency contracts	$ -	$ -	$ 81	$ -	$ 81
Unrealized appreciation on						Unrealized depreciation on
swap agreements	-	-	-	-	-	swap agreements	-	-	-	-	-
Variation margin	-	-	-	-	-	Variation margin	-	-	-	-	-
	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ 81	$ -	$ 81

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ -	$ -	$ -	Foreign currency related items	$ -	$ -	$ -	$ -	$ -
Futures contracts	-	-	-	4,645	4,645	Futures contracts	-	-	-	(3,095)	(3,095)
Swap agreements	-	-	-	(345)	(345)	Swap agreements	-	-	-	1,371	1,371
	$ -	$ -	$ -	$ 4,300	$ 4,300		$ -	$ -	$ -	$ (1,724)	$ (1,724)

During the year ended December 31, 2009,  the JNL/T. Rowe Price Short-Term Bond Fund changed its Sub-Adviser.  The Fund exited derivative investments in interest rate swap agreements and futures contracts.

See accompanying Notes to Financial Statements

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Unfunded Loan Commitments - See Note 3 in the Notes to the Financial Statements for further discussion of unfunded loan commitments. The following table details unfunded loan commitments at December 31, 2009:
Unfunded
JNL/Franklin Templeton Mutual Shares Fund	Commitment
Lyondell Chemical Co., Term Loan, 13.00%, 04/16/10	$ 28
Realogy Corp., Term Loan, 5.35%, 10/10/13	592
$ 620

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities lending collateral, securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including Jackson National Asset Management, LLC’s (“Adviser”) own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Please see Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund's investments in securities and other financial instruments as of December 31, 2009 by valuation level.

	Assets -Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL Institutional Alt 20 Fund
Investment Funds	$ 199,548	$ -	$ -	$ 199,548	$ -	$ -	$ -	$ -
JNL Institutional Alt 35 Fund
Investment Funds	$ 308,566	$ -	$ -	$ 308,566	$ -	$ -	$ -	$ -
JNL Institutional Alt 50 Fund
Investment Funds	$ 361,574	$ -	$ -	$ 361,574	$ -	$ -	$ -	$ -
JNL Institutional Alt 65 Fund
Investment Funds	$ 229,850	$ -	$ -	$ 229,850	$ -	$ -	$ -	$ -
JNL/AIM International Growth Fund
Common Stocks	$ 290,638	$ 102,486	$ -	$ 393,124	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	50	-	50	-	-	-	-
Short-Term Securities	36,147	17,409	-	53,556	-	-	-	-
Fund Total	$ 326,785	$ 119,945	$ -	$ 446,730	$ -	$ -	$ -	$ -
JNL/AIM Large Cap Growth Fund
Common Stocks	$ 580,645	$ 26,889	$ -	$ 607,534	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	22	-	22	-	-	-	-
Short-Term Securities	17,262	16,379	-	33,641	-	-	-	-
Fund Total	$ 597,907	$ 43,290	$ -	$ 641,197	$ -	$ -	$ -	$ -
JNL/AIM Global Real Estate Fund
Common Stocks	$ 189,060	$ 145,634	$ -	$ 334,694	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	164	-	164	-	-	-	-
Short-Term Securities	8,814	18,950	-	27,764	-	-	-	-
Fund Total	$ 197,874	$ 164,748	$ -	$ 362,622	$ -	$ -	$ -	$ -
JNL/AIM Small Cap Growth Fund
Common Stocks	$ 88,159	$ -	$ -	$ 88,159	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	12	-	12	-	-	-	-
Short-Term Securities	4,526	16,322	-	20,848	-	-	-	-
Fund Total	$ 92,685	$ 16,334	$ -	$ 109,019	$ -	$ -	$ -	$ -
JNL/Capital Guardian Global Balanced Fund
Common Stocks	$ 142,886	$ 35,626	$ -	$ 178,512	$ -	$ -	$ -	$ -
Preferred Stocks	1,520	-	-	1,520	-	-	-	-
Corporate Bond and Notes	-	17,231	-	17,231	-	-	-	-
Non-U.S. Government Agency ABS	-	35	-	35	-	-	-	-
Government and Agency Obligations	2,889	68,223	147	71,259	-	-	-	-
Short-Term Securities	13,868	14,102	-	27,970	-	-	-	-
Fund Total	$ 161,163	$ 135,217	$ 147	$ 296,527	$ -	$ -	$ -	$ -
JNL/Capital Guardian Global Diversified Research Fund
Common Stocks	$ 245,559	$ 70,180	$ -	$ 315,739	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	299	-	299	-	-	-	-
Non-U.S. Government Agency ABS	-	34	-	34	-	-	-	-
Short-Term Securities	18,355	15,676	-	34,031	-	-	-	-
Fund Total	$ 263,914	$ 86,189	$ -	$ 350,103	$ -	$ -	$ -	$ -
JNL/Capital Guardian International Small Cap Fund
Common Stocks	$ 64,179	$ 65,855	$ 12	$ 130,046	$ -	$ -	$ -	$ -
Preferred Stocks	181	-	-	181	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Capital Guardian International Small Cap Fund (continued)
Investment Funds	$ 1,282	$ -	$ -	$ 1,282	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	100	-	100	-	-	-	-
Non-U.S. Government Agency ABS	-	9	-	9	-	-	-	-
Rights	-	69	-	69	-	-	-	-
Warrants	143	-	-	143	-	-	-	-
Short-Term Securities	13,149	10,749	-	23,898	-	-	-	-
Fund Total	$ 78,934	$ 76,782	$ 12	$ 155,728	$ -	$ -	$ -	$ -
JNL/Capital Guardian U.S. Growth Equity Fund
Common Stocks	$ 518,387	$ 3,605	$ -	$ 521,992	$ -	$ -	$ -	$ -
Investment Funds	19,940	-	-	19,940	-	-	-	-
Non-U.S. Government Agency ABS	-	45	-	45	-	-	-	-
Short-Term Securities	14,662	57,278	-	71,940	-	-	-	-
Fund Total	$ 552,989	$ 60,928	$ -	$ 613,917	$ -	$ -	$ -	$ -
JNL/Credit Suisse Commodity Securities Fund
Common Stocks	$ 260,817	$ 34,785	$ -	$ 295,602	$ -	$ -	$ -	$ -
Investment Funds	21,404	-	-	21,404	-	-	-	-
Corporate Bond and Notes	-	83,069	-	83,069	-	-	-	-
Non-U.S. Government Agency ABS	-	13	-	13	-	-	-	-
Rights	-	5	-	5	-	-	-	-
Government and Agency Obligations	-	131,202	-	131,202	-	-	-	-
Short-Term Securities	9,840	150,896	-	160,736	-	-	-	-
Fund Total	$ 292,061	$ 399,970	$ -	$ 692,031	$ -	$ -	$ -	$ -
JNL/Credit Suisse Long/Short Fund
Common Stocks	$ 114,281	$ -	$ -	$ 114,281	$ (28,666)	$ -	$ -	$ (28,666)
Short-Term Securities	4,692	-	-	4,692	-	-	-	-
Fund Total	$ 118,973	$ -	$ -	$ 118,973	$ (28,666)	$ -	$ -	$ (28,666)
JNL/Eagle Core Equity Fund
Common Stocks	$ 76,806	$ -	$ -	$ 76,806	$ -	$ -	$ -	$ -
Investment Funds	2,519	-	-	2,519	-	-	-	-
Short-Term Securities	4,732	2,257	-	6,989	-	-	-	-
Fund Total	$ 84,057	$ 2,257	$ -	$ 86,314	$ -	$ -	$ -	$ -
JNL/Eagle SmallCap Equity Fund
Common Stocks	$ 279,560	$ -	$ -	$ 279,560	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	54	-	54	-	-	-	-
Short-Term Securities	3,885	43,976	-	47,861	-	-	-	-
Fund Total	$ 283,445	$ 44,030	$ -	$ 327,475	$ -	$ -	$ -	$ -
JNL/Franklin Templeton Founding Strategy Fund
Investment Funds	$ 838,811	$ -	$ -	$ 838,811	$ -	$ -	$ -	$ -
JNL/Franklin Templeton Global Growth Fund
Common Stocks	$ 321,725	$ 28,135	$ -	$ 349,860	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	22	-	22	-	-	-	-
Short-Term Securities	25,086	5,857	-	30,943	-	-	-	-
Fund Total	$ 346,811	$ 34,014	$ -	$ 380,825	$ -	$ -	$ -	$ -
JNL/Franklin Templeton Income Fund
Common Stocks	$ 217,185	$ -	$ -	$ 217,185	$ -	$ -	$ -	$ -
Preferred Stocks	3,335	38,118	-	41,453	-	-	-	-
Corporate Bond and Notes	-	394,423	-	394,423	-	-	-	-
Non-U.S. Government Agency ABS	-	55	-	55	-	-	-	-
Warrants	190	-	-	190	-	-	-	-
Short-Term Securities	90,379	85,859	-	176,238	-	-	-	-
Fund Total	$ 311,089	$ 518,455	$ -	$ 829,544	$ -	$ -	$ -	$ -
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$ 338,172	$ 12,115	$ 965	$ 351,252	$ -	$ -	$ -	$ -
Preferred Stocks	2,011	-	-	2,011	-	-	-	-
Corporate Bond and Notes	-	17,546	391	17,937	-	-	-	-
Short-Term Securities	50,580	16,975	-	67,555	-	-	-	-
Fund Total	$ 390,763	$ 46,636	$ 1,356	$ 438,755	$ -	$ -	$ -	$ -
JNL/Franklin Templeton Small Cap Value Fund
Common Stocks	$ 150,646	$ -	$ -	$ 150,646	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	27	-	27	-	-	-	-
Short-Term Securities	17,414	20,876	-	38,290	-	-	-	-
Fund Total	$ 168,060	$ 20,903	$ -	$ 188,963	$ -	$ -	$ -	$ -
JNL/Goldman Sachs Core Plus Bond Fund
Common Stocks	$ -	$ -	$ 9	$ 9	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	281,808	424	282,232	-	-	-	-
Non-U.S. Government Agency ABS	-	82,829	1,762	84,591	-	-	-	-
Government and Agency Obligations	-	361,654	1,216	362,870	-	(16,410)	-	(16,410)
Short-Term Securities	79,220	33,746	-	112,966	-	-	-	-
Fund Total	$ 79,220	$ 760,037	$ 3,411	$ 842,668	$ -	$ (16,410)	$ -	$ (16,410)

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Goldman Sachs Emerging Markets Debt Fund
Corporate Bond and Notes	$ -	$ 1,351	$ 14,512	$ 15,863	$ -	$ -	$ -	$ -
Government and Agency Obligations	-	127,674	-	127,674	-	-	-	-
Short-Term Securities	44,096	-	-	44,096	-	-	-	-
Fund Total	$ 44,096	$ 129,025	$ 14,512	$ 187,633	$ -	$ -	$ -	$ -
JNL/Goldman Sachs Mid Cap Value Fund
Common Stocks	$ 270,832	$ -	$ -	$ 270,832	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	17	-	17	-	-	-	-
Rights	20	-	-	20	-	-	-	-
Short-Term Securities	12,147	27,660	-	39,807	-	-	-	-
Fund Total .	$ 282,999	$ 27,677	$ -	$ 310,676	$ -	$ -	$ -	$ -
JNL/Ivy Asset Strategy Fund
Common Stocks	$ 73,140	$ 68,658	$ -	$ 141,798	$ -	$ -	$ -	$ -
Precious Metals	30,151	-	-	30,151
Short-Term Securities	29,184	-	-	29,184	-	-	-	-
Fund Total	$ 132,475	$ 68,658	$ -	$ 201,133	$ -	$ -	$ -	$ -
JNL/JPMorgan International Value Fund
Common Stocks	$ 395,747	$ 137,597	$ -	$ 533,344	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	73	-	73	-	-	-	-
Short-Term Securities	14,166	26,662	-	40,828	-	-	-	-
Fund Total	$ 409,913	$ 164,332	$ -	$ 574,245	$ -	$ -	$ -	$ -
JNL/JPMorgan MidCap Growth Fund
Common Stocks	$ 158,312	$ -	$ 440	$ 158,752	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	19	-	19	-	-	-	-
Short-Term Securities	5,286	18,836	-	24,122	-	-	-	-
Fund Total	$ 163,598	$ 18,855	$ 440	$ 182,893	$ -	$ -	$ -	$ -
JNL/JPMorgan U.S. Government & Quality Bond Fund
Corporate Bond and Notes	$ -	$ 6,744	$ -	$ 6,744	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	24,036	506	24,542	-	-	-	-
Government and Agency Obligations	-	638,005	-	638,005	-	-	-	-
Short-Term Securities	19,879	72,220	-	92,099	-	-	-	-
Fund Total	$ 19,879	$ 741,005	$ 506	$ 761,390	$ -	$ -	$ -	$ -
JNL/Lazard Emerging Markets Fund
Common Stocks	$ 449,212	$ 213,866	$ 5,840	$ 668,918	$ -	$ -	$ -	$ -
Preferred Stocks	24,667	-	-	24,667	-	-	-	-
Non-U.S. Government Agency ABS	-	33	-	33	-	-	-	-
Short-Term Securities	46,043	21,039	-	67,082	-	-	-	-
Fund Total	$ 519,922	$ 234,938	$ 5,840	$ 760,700	$ -	$ -	$ -	$ -
JNL/Lazard Mid Cap Equity Fund
Common Stocks	$ 160,370	$ -	$ -	$ 160,370	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	22	-	22	-	-	-	-
Short-Term Securities	4,587	11,972	-	16,559	-	-	-	-
Fund Total	$ 164,957	$ 11,994	$ -	$ 176,951	$ -	$ -	$ -	$ -
JNL/M&G Global Basics Fund
Common Stocks	$ 21,302	$ 6,682	$ -	$ 27,984	$ -	$ -	$ -	$ -
Preferred Stocks	43	-	-	43	-	-	-	-
Short-Term Securities	1,114	1,607	-	2,721	-	-	-	-
Fund Total	$ 22,459	$ 8,289	$ -	$ 30,748	$ -	$ -	$ -	$ -
JNL/M&G Global Leaders Fund
Common Stocks	$ 13,495	$ 2,506	$ -	$ 16,001	$ -	$ -	$ -	$ -
Preferred Stocks	-	360	-	360	-	-	-	-
Short-Term Securities	846	637	-	1,483	-	-	-	-
Fund Total	$ 14,341	$ 3,503	$ -	$ 17,844	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management 10 X 10 Fund
Investment Funds	$ 194,504	$ -	$ -	$ 194,504	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Index 5 Fund
Investment Funds	$ 204,962	$ -	$ -	$ 204,962	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management European 30 Fund
Common Stocks	$ 13,035	$ -	$ -	$ 13,035	$ -	$ -	$ -	$ -
Investment Funds	275	-	-	275	-	-	-	-
Short-Term Securities	268	-	-	268	-	-	-	-
Fund Total	$ 13,578	$ -	$ -	$ 13,578	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Pacific Rim 30 Fund
Common Stocks	$ -	$ 16,406	$ -	$ 16,406	$ -	$ -	$ -	$ -
Investment Funds	257	-	-	257	-	-	-	-
Short-Term Securities	367	644	-	1,011	-	-	-	-
Fund Total	$ 624	$ 17,050	$ -	$ 17,674	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management S&P 500 Index Fund
Common Stocks	$ 879,046	$ -	$ -	$ 879,046	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	39	-	39	-	-	-	-
Short-Term Securities	29,658	36,175	-	65,833	-	-	-	-
Fund Total	$ 908,704	$ 36,214	$ -	$ 944,918	$ -	$ -	$ -	$ -

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Common Stocks	$ 466,596	$ -	$ -	$ 466,596	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	94	-	94	-	-	-	-
Short-Term Securities	7,170	69,365	-	76,535	-	-	-	-
Fund Total	$ 473,766	$ 69,459	$ -	$ 543,225	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Small Cap Index Fund
Common Stocks	$ 458,705	$ -	$ -	$ 458,705	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	112	-	112	-	-	-	-
Rights	3	-	-	3	-	-	-	-
Short-Term Securities	14,720	96,288	-	111,008	-	-	-	-
Fund Total	$ 473,428	$ 96,400	$ -	$ 569,828	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management International Index Fund
Common Stocks	$ 480,802	$ 238,735	$ -	$ 719,537	$ -	$ -	$ -	$ -
Preferred Stocks	3,362	-	-	3,362	-	-	-	-
Non-U.S. Government Agency ABS	-	73	-	73	-	-	-	-
Warrants	1	4	-	5	-	-	-	-
Short-Term Securities	15,534	29,849	-	45,383	-	-	-	-
Fund Total	$ 499,700	$ 268,660	$ -	$ 768,360	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Bond Index Fund
Corporate Bond and Notes	$ -	$ 173,224	$ -	$ 173,224	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	26,721	-	26,721	-	-	-	-
Government and Agency Obligations	-	585,293	-	585,293	-	-	-	-
Short-Term Securities	26,989	50,302	-	77,291	-	-	-	-
Fund Total	$ 26,989	$ 835,540	$ -	$ 862,529	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Global Alpha Fund
Short-Term Securities	$ 6,240	$ 60,256	$ -	$ 66,496	$ -	$ -	$ -	$ -
JNL/Oppenheimer Global Growth Fund
Common Stocks	$ 236,875	$ 44,566	$ -	$ 281,441	$ -	$ -	$ -	$ -
Preferred Stocks	1,721	-	-	1,721	-	-	-	-
Corporate Bond and Notes	-	213	-	213	-	-	-	-
Non-U.S. Government Agency ABS	-	32	-	32	-	-	-	-
Rights	-	46	-	46	-	-	-	-
Short-Term Securities	6,887	19,879	-	26,766	-	-	-	-
Fund Total	$ 245,483	$ 64,736	$ -	$ 310,219	$ -	$ -	$ -	$ -
JNL/PAM Asia ex-Japan Fund
Common Stocks	$ 3,489	$ 102,042	$ -	$ 105,531	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	1	-	1	-	-	-	-
Short-Term Securities	2,890	3,538	-	6,428	-	-	-	-
Fund Total	$ 6,379	$ 105,581	$ -	$ 111,960	$ -	$ -	$ -	$ -
JNL/PAM China-India Fund
Common Stocks	$ 9,490	$ 215,813	$ -	$ 225,303	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	2	-	2	-	-	-	-
Short-Term Securities	8,553	12,825	-	21,378	-	-	-	-
Fund Total	$ 18,043	$ 228,640	$ -	$ 246,683	$ -	$ -	$ -	$ -
JNL/PIMCO Real Return Fund
Preferred Stocks	$ 459	$ -	$ -	$ 459	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	421,074	-	421,074	-	-	-	-
Non-U.S. Government Agency ABS	-	133,932	-	133,932	-	-	-	-
Government and Agency Obligations	-	1,010,091	1,995	1,012,086	-	-	-	-
Short-Term Securities	963	164,528	-	165,491	-	-	-	-
Fund Total	$ 1,422	$ 1,729,625	$ 1,995	$ 1,733,042	$ -	$ -	$ -	$ -
JNL/PIMCO Total Return Bond Fund
Preferred Stocks	$ -	$ 1,225	$ 3,709	$ 4,934	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	641,917	149	642,066	-	-	-	-
Non-U.S. Government Agency ABS	-	153,881	-	153,881	-	-	-	-
Government and Agency Obligations	-	1,082,869	183	1,083,052	-	(52,342)	-	(52,342)
Short-Term Securities	4,480	734,783	-	739,263	-	-	-	-
Fund Total	$ 4,480	$ 2,614,675	$ 4,041	$ 2,623,196	$ -	$ (52,342)	$ -	$ (52,342)
JNL/PPM America High Yield Bond Fund
Common Stocks	$ 4,644	$ -	$ 10	$ 4,654	$ -	$ -	$ -	$ -
Preferred Stocks	53	1,191	-	1,244	-	-	-	-
Investment Funds	4,758	-	-	4,758	-	-	-	-
Corporate Bond and Notes	-	504,073	1,616	505,689	-	-	-	-
Non-U.S. Government Agency ABS	-	18,374	-	18,374	-	-	-	-
Short-Term Securities	27,030	83,874	-	110,904	-	-	-	-
Fund Total	$ 36,485	$ 607,512	$ 1,626	$ 645,623	$ -	$ -	$ -	$ -
JNL/PPM America Mid Cap Value Fund
Common Stocks	$ 19,980	$ -	$ -	$ 19,980	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	1	-	1	-	-	-	-
Short-Term Securities	381	1,970	-	2,351	-	-	-	-
Fund Total	$ 20,361	$ 1,971	$ -	$ 22,332	$ -	$ -	$ -	$ -

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/PPM America Small Cap Value Fund
Common Stocks	$ 19,607	$ -	$ -	$ 19,607	$ -	$ -	$ -	$ -
Short-Term Securities	126	2,128	-	2,254	-	-	-	-
Fund Total	$ 19,733	$ 2,128	$ -	$ 21,861	$ -	$ -	$ -	$ -
JNL/PPM America Value Equity Fund
Common Stocks	$ 93,823	$ -	$ -	$ 93,823	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	14	-	14	-	-	-	-
Short-Term Securities	702	5,376	-	6,078	-	-	-	-
Fund Total	$ 94,525	$ 5,390	$ -	$ 99,915	$ -	$ -	$ -	$ -
JNL/Red Rocks Listed Private Equity Fund
Common Stocks	$ 210,065	$ 10,222	$ -	$ 220,287	$ -	$ -	$ -	$ -
Short-Term Securities	6,305	6,877	-	13,182	-	-	-	-
Fund Total	$ 216,370	$ 17,099	$ -	$ 233,469	$ -	$ -	$ -	$ -
JNL/S&P Managed Conservative Fund
Investment Funds	$ 583,136	$ -	$ -	$ 583,136	$ -	$ -	$ -	$ -
Short-Term Securities	40,921	-	-	40,921	-	-	-	-
Fund Total	$ 624,057	$ -	$ -	$ 624,057	$ -	$ -	$ -	$ -
JNL/S&P Managed Moderate Fund
Investment Funds	$ 975,214	$ -	$ -	$ 975,214	$ -	$ -	$ -	$ -
Short-Term Securities	46,270	-	-	46,270	-	-	-	-
Fund Total	$ 1,021,484	$ -	$ -	$ 1,021,484	$ -	$ -	$ -	$ -
JNL/S&P Managed Moderate Growth Fund
Investment Funds	$ 1,712,554	$ -	$ -	$ 1,712,554	$ -	$ -	$ -	$ -
Short-Term Securities	62,680	-	-	62,680	-	-	-	-
Fund Total	$ 1,775,234	$ -	$ -	$ 1,775,234	$ -	$ -	$ -	$ -
JNL/S&P Managed Growth Fund
Investment Funds	$ 1,396,492	$ -	$ -	$ 1,396,492	$ -	$ -	$ -	$ -
Short-Term Securities	83,485	-	-	83,485	-	-	-	-
Fund Total	$ 1,479,977	$ -	$ -	$ 1,479,977	$ -	$ -	$ -	$ -
JNL/S&P Managed Aggressive Growth Fund
Investment Funds	$ 549,280	$ -	$ -	$ 549,280	$ -	$ -	$ -	$ -
Short-Term Securities	33,691	-	-	33,691	-	-	-	-
Fund Total	$ 582,971	$ -	$ -	$ 582,971	$ -	$ -	$ -	$ -
JNL/S&P Disciplined Moderate Fund
Investment Funds	$ 156,110	$ -	$ -	$ 156,110	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	1	-	1	-	-	-	-
Short-Term Securities	12,370	-	-	12,370	-	-	-	-
Fund Total	$ 168,480	$ 1	$ -	$ 168,481	$ -	$ -	$ -	$ -
JNL/S&P Disciplined Moderate Growth Fund
Investment Funds	$ 192,613	$ -	$ -	$ 192,613	$ -	$ -	$ -	$ -
Short-Term Securities	13,785	-	-	13,785	-	-	-	-
Fund Total	$ 206,398	$ -	$ -	$ 206,398	$ -	$ -	$ -	$ -
JNL/S&P Disciplined Growth Fund
Investment Funds	$ 77,594	$ -	$ -	$ 77,594	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	1	-	1	-	-	-	-
Short-Term Securities	3,281	-	-	3,281	-	-	-	-
Fund Total	$ 80,875	$ 1	$ -	$ 80,876	$ -	$ -	$ -	$ -
JNL/S&P Competitive Advantage Fund
Common Stocks	$ 253,769	$ -	$ -	$ 253,769	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	13	-	13	-	-	-	-
Short-Term Securities	648	7,637	-	8,285	-	-	-	-
Fund Total	$ 254,417	$ 7,650	$ -	$ 262,067	$ -	$ -	$ -	$ -
JNL/S&P Dividend Income & Growth Fund
Common Stocks	$ 238,536	$ -	$ -	$ 238,536	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	13	-	13	-	-	-	-
Short-Term Securities	1,254	10,278	-	11,532	-	-	-	-
Fund Total	$ 239,790	$ 10,291	$ -	$ 250,081	$ -	$ -	$ -	$ -
JNL/S&P Intrinsic Value Fund
Common Stocks	$ 245,203	$ -	$ -	$ 245,203	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	24	-	24	-	-	-	-
Short-Term Securities	2,119	9,085	-	11,204	-	-	-	-
Fund Total	$ 247,322	$ 9,109	$ -	$ 256,431	$ -	$ -	$ -	$ -
JNL/S&P Total Yield Fund
Common Stocks	$ 213,085	$ -	$ -	$ 213,085	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	31	-	31	-	-	-	-
Short-Term Securities	616	27,052	-	27,668	-	-	-	-
Fund Total	$ 213,701	$ 27,083	$ -	$ 240,784	$ -	$ -	$ -	$ -
JNL/S&P 4 Fund
Investment Funds	$ 627,441	$ -	$ -	$ 627,441	$ -	$ -	$ -	$ -

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Select Balanced Fund
Common Stocks	$ 472,115	$ 3,224	$ -	$ 475,339	$ -	$ -	$ -	$ -
Preferred Stocks	828	-	-	828	-	-	-	-
Corporate Bond and Notes	-	66,036	-	66,036	-	-	-	-
Non-U.S. Government Agency ABS	-	7,827	-	7,827	-	-	-	-
Government and Agency Obligations	-	160,308	-	160,308	-	-	-	-
Short-Term Securities	39,129	39,641	-	78,770	-	-	-	-
Fund Total	$ 512,072	$ 277,036	$ -	$ 789,108	$ -	$ -	$ -	$ -
JNL/Select Money Market Fund
Short-Term Securities	$ 98	$ 1,145,845	$ -	$ 1,145,943	$ -	$ -	$ -	$ -
JNL/Select Value Fund
Common Stocks	$ 748,469	$ -	$ -	$ 748,469	$ -	$ -	$ -	$ -
Preferred Stocks	4,079	-	-	4,079	-	-	-	-
Non-U.S. Government Agency ABS	-	27	-	27	-	-	-	-
Short-Term Securities	22,516	32,580	-	55,096	-	-	-	-
Fund Total	$ 775,064	$ 32,607	$ -	$ 807,671	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Established Growth Fund
Common Stocks	$ 909,378	$ 26,358	$ -	$ 935,736	$ -	$ -	$ -	$ -
Preferred Stocks	3,608	-	-	3,608	-	-	-	-
Non-U.S. Government Agency ABS	-	74	-	74	-	-	-	-
Short-Term Securities	8,855	43,100	-	51,955	-	-	-	-
Fund Total	$ 921,841	$ 69,532	$ -	$ 991,373	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$ 802,637	$ -	$ -	$ 802,637	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	99	-	99	-	-	-	-
Short-Term Securities	47,141	124,840	-	171,981	-	-	-	-
Fund Total	$ 849,778	$ 124,939	$ -	$ 974,717	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Short-Term Bond Fund
Investment Funds	$ -	$ -	$ 1,702	$ 1,702	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	247,516	-	247,516	-	-	-	-
Non-U.S. Government Agency ABS	-	29,543	1,572	31,115	-	-	-	-
Government and Agency Obligations	-	174,890	-	174,890	-	-	-	-
Short-Term Securities	27,165	12,057	-	39,222	-	-	-	-
Fund Total	$ 27,165	$ 464,006	$ 3,274	$ 494,445	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Value Fund
Common Stocks	$ 684,107	$ -	$ -	$ 684,107	$ -	$ -	$ -	$ -
Preferred Stocks	6,508	1,571	-	8,079	-	-	-	-
Investment Funds	8,104	-	-	8,104	-	-	-	-
Corporate Bond and Notes	-	6,435	-	6,435	-	-	-	-
Non-U.S. Government Agency ABS	-	47	-	47	-	-	-	-
Short-Term Securities	26,015	34,294	-	60,309	-	-	-	-
Fund Total	$ 724,734	$ 42,347	$ -	$ 767,081	$ -	$ -	$ -	$ -

	Assets - Other Financial Instruments1				Liabilities - Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Capital Guardian Global Balanced Fund
Open Forward Foreign Currency Contracts	$ -	$ 147	$ -	$ 147	$ -	$ (352)	$ -	$ (352)
JNL/Capital Guardian Global Diversified Research Fund
Open Forward Foreign Currency Contracts	$ -	$ -	$ -	$ -	$ -	$ (13)	$ -	$ (13)
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	$ -	$ 2,848	$ -	$ ,848	$ -	$ (315)	$ -	$ (315)
JNL/Goldman Sachs Core Plus Bond Fund
Open Future Contracts	$ 711	$ -	$ -	$ 711	$ (2,848)	$ -	$ -	$ (2,848)
Open Forward Foreign Currency Contracts	-	1,041	-	1,041	-	(990)	-	(990)
Interest Rate Swap Agreements	-	1,912	-	1,912	-	(641)	-	(641)
Credit Default Swap Agreements	-	-	-	-	-	(220)	-	(220)
Fund Total	$ 711	$ 2,953	$ -	$ 3,664	$ (2,848)	$ (1,851)	$ -	$ (4,699)
JNL/Goldman Sachs Emerging Markets Debt Fund
Open Forward Foreign Currency Contracts	$ -	$ 1,407	$ -	$ 1,407	$ -	$ (364)	$ -	$ (364)
Interest Rate Swap Agreements	-	44	-	44	-	(88)	-	(88)
Total Return Swap Agreements	-	-	42	42	-	-	-	-
Fund Total	$ -	$ 1,451	$ 42	$ 1,493	$ -	$ (452)	$ -	$ (452)
JNL/Ivy Asset Strategy Fund
Open Forward Foreign Currency Contracts	$ -	$ 126	$ -	$ 126	$ -	$ (126)	$ -	$ (126)
Total Return Swap Agreements	-	-	-	-	-	(2)	-	(2)
Fund Total	$ -	$ 126	$ -	$ 126	$ -	$ (128)	$ -	$ (128)
JNL/JPMorgan International Value Fund
Open Future Contracts	$ -	$ -	$ -	$ -	$ (56)	$ -	$ -	$ (56)
Open Forward Foreign Currency Contracts	-	3,306	-	3,306	-	(3,229)	-	(3,229)
Fund Total	$ -	$ 3,306	$ -	$ 3,306	$ (56)	$ (3,229)	$ -	$ (3,285)
JNL/Mellon Capital Management S&P 500 Index Fund
Open Future Contracts	$ 452	$ -	$ -	$ 452	$ -	$ -	$ -	$ -

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Other Financial Instruments1				Liabilities - Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Open Future Contracts	$ 55	$ -	$ -	$ 55	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Small Cap Index Fund
Open Future Contracts	$ 628	$ -	$ -	$ 628	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management International Index Fund
Open Future Contracts	$ 201	$ -	$ -	$ 201	$ -	$ -	$ -	$ -
Open Forward Foreign Currency Contracts	-	245	-	245	-	(836)	-	(836)
Fund Total	$ 201	$ 245	$ -	$ 446	$ -	$ (836)	$ -	$ (836)
JNL/Mellon Capital Management Global Alpha Fund
Open Future Contracts	$ 233	$ -	$ -	$ 233	$ (654)	$ -	$ -	$ (654)
Open Forward Foreign Currency Contracts	-	353	-	353	-	(513)	-	(513)
Fund Total	$ 233	$ 353	$ -	$ 586	$ (654)	$ (513)	$ -	$ (1,167)
JNL/PIMCO Real Return Fund
Written Options	$ -	$ -	$ -	$ -	$ (358)	$ (1,508)	$ -	$ (1,866)
Open Future Contracts	1,536	-	-	1,536	(121)	-	-	(121)
Open Forward Foreign Currency Contracts	-	989	-	989	-	(1,275)	-	(1,275)
Interest Rate Swap Agreements	-	665	-	665	-	(51)	-	(51)
Credit Default Swap Agreements	-	837	-	837	-	(1,785)	-	(1,785)
Fund Total	$ 1,536	$ 2,491	$ -	$ 4,027	$ (479)	$ (4,619)	$ -	$ (5,098)
JNL/PIMCO Total Return Bond Fund
Written Options	$ -	$ -	$ -	$ -	$ (1,781)	$ (3,473)	$ -	$ (5,254)
Open Future Contracts	4,764	-	-	4,764	(4,470)	-	-	(4,470)
Open Forward Foreign Currency Contracts	-	1,761	-	1,761	-	(350)	-	(350)
Interest Rate Swap Agreements	-	1,231	-	1,231	-	(1,835)	-	(1,835)
Credit Default Swap Agreements	-	905	-	905	-	(53)	-	(53)
Fund Total	$ 4,764	$ 3,897	$ -	$ 8,661	$ (6,251)	$ (5,711)	$ -	$ (11,962)
JNL/T. Rowe Price Short - Term Bond Fund
Open Forward Foreign Currency Contracts	$ -	$ -	$ -	$ -	$ -	$ (81)	$ -	$ 81)

1 Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, options ritten, and swap agreements.  All derivatives, except for options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.

The following table is a reconciliation of Level 3 investments by category for which significant unobservable inputs were used to determine fair value:

				Total				Change In Unrealized
		Transfers	Transfers	Realized and				Appreciation/(Depreciation)
	Balance at	Into Level	Out of	Change in			Balance at	during the Period
	Beginning of	3 During	Level 3 During	Unrealized			End of	for Level 3 Investments
	Period	the Period	the Period	Gain/(Loss)	Purchases	(Sales)	Period	Held at End of Period2
JNL/Capital Guardian Global Balanced Fund
Common Stocks	$ 145	$ -	$ -	$ (91)	$ 265	$ (319)	$ -	$ -
Government and Agency Obligations	81	-	(81)	11	136	-	147	11
Fund Total Investments in Securities	$ 226	$ -	$ (81)	$ (80)	$ 401	$ (319)	$ 147	$ 11
JNL/Capital Guardian Global Diversified Research Fund
Corporate Bond and Notes	$ 150	$ -	$ (150)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 150	$ -	$ (150)	$ -	$ -	$ -	$ -	$ -
JNL/Capital Guardian International Small Cap Fund
Common Stocks	$ -	$ 16	$ -	$ (4)	$ -	$ -	$ 12	$ (4)
Corporate Bond and Notes	65	-	(65)	-	-	-	-	-
Fund Total Investments in Securities	$ 65	$ 16	$ (65)	$ (4)	$ -	$ -	$ 12	$ (4)
JNL/Franklin Templeton Global Growth Fund
Common Stocks	$ 611	$ -	$ -	$ (183)	$ -	$ (428)	$ -	$ -
Fund Total Investments in Securities	$ 611	$ -	$ -	$ (183)	$ -	$ (428)	$ -	$ -
JNL/Franklin Templeton Income Fund
Corporate Bond and Notes	$ 488	$ -	$ -	$ 693	$ 786	$ (1,967)	$ -	$ -
Fund Total Investments in Securities	$ 488	$ -	$ -	$ 693	$ 786	$ (1,967)	$ -	$ -
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$ 455	$ -	$ -	$ (10)	$ 520	$ -	$ 965	$ (10)
Preferred Stocks	8	-	-	5	-	(13)	-	-
Corporate Bond and Notes	647	-	-	481	1	(738)	391	-
Fund Total Investments in Securities	$ 1,110	$ -	$ -	$ 476	$ 521	$ (751)	$ 1,356	$ (10)
JNL/Goldman Sachs Core Plus Bond Fund
Common Stocks	$ 11	$ -	$ -	$ (2)	$ -	$ -	$ 9	$ -
Corporate Bond and Notes	454	-	-	(30)	-	-	424	(30)
Non-U.S. Government Agency ABS	2,037	-	-	313	-	(588)	1,762	313
Government and Agency Obligations	-	-	-	1,402	1,782	(1,968)	1,216	563
Fund Total Investments in Securities	$ 2,502	$ -	$ -	$ 1,683	$ 1,782	$ (2,556)	$ 3,411	$ 846
Investments in Other Financial Instruments1
Interest Rate Swap Agreements	$ 177	$ -	$ -	$ (177)	$ -	$ -	$ -	$ -
Fund Total Investments in Other Financial Instruments	$ 177	$ -	$ -	$ (177)	$ -	$ -	$ -	$ -
JNL/Goldman Sachs Emerging Markets Debt Fund
Corporate Bond and Notes	$ 2,697	$ -	$ (1,055)	$ 1,511	$ 12,035	$ (676)	$ 14,512	$ 2,140
Government and Agency Obligations	3,617	-	(2,412)	279	1,562	(3,046)	-	-
Fund Total Investments in Securities	$ 6,314	$ -	$ (3,467)	$ 1,790	$ 13,597	$ (3,722)	$ 14,512	$ 2,140

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
				Total				Change In Unrealized
		Transfers	Transfers	Realized and				Appreciation/(Depreciation)
	Balance at	Into Level	Out of	Change in			Balance at	during the Period
	Beginning of	3 During	Level 3 During	Unrealized			End of	for Level 3 Investments
	Period	the Period	the Period	Gain/(Loss)	Purchases	(Sales)	Period	Held at End of Period2
JNL/Goldman Sachs Emerging Markets Debt Fund
Investments in Other Financial Instruments1
Interest Rate Swap Agreements	$ 221	$ -	$ -	$ (221)	$ -	$ -	$ -	$ -
Total Return Swap Agreements	-	-	-	42	-	-	42	42
Fund Total Investments in Other Financial Instruments	$ 221	$ -	$ -	$ (179)	$ -	$ -	$ 42	$ 42
JNL/JPMorgan International Value Fund
Common Stocks	$ 8,492	$ -	$ -	$ (2,381)	$ 372	$ (6,483)	$ -	$ -
Fund Total Investments in Securities	$ 8,492	$ -	$ -	$ (2,381)	$ 372	$ (6,483)	$ -	$ -
JNL/JPMorgan MidCap Growth Fund
Common Stocks	$ 73	$ -	$ -	$ 367	$ -	$ -	$ 440	$ 367
Fund Total Investments in Securities	$ 73	$ -	$ -	$ 367	$ -	$ -	$ 440	$ 367
JNL/JPMorgan U.S. Government & Quality Bond Fund
Non-U.S. Government Agency ABS	$ 847	$ -	$ -	$ 67	$ -	$ (408)	$ 506	$ (22)
Fund Total Investments in Securities	$ 847	$ -	$ -	$ 67	$ -	$ (408)	$ 506	$ (22)
JNL/Lazard Emerging Markets Fund
Common Stocks	$ -	$ -	$ -	$ 961	$ 4,879	$ -	$ 5,840	$ 961
Fund Total Investments in Securities	$ -	$ -	$ -	$ 961	$ 4,879	$ -	$ 5,840	$ 961
JNL/Mellon Capital Management Pacific Rim 30 Fund
Common Stocks	$ 121	$ -	$ (121)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 121	$ -	$ (121)	$ -	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management International Index Fund
Common Stocks	$ 6,093	$ -	$ (6,093)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 6,093	$ -	$ (6,093)	$ -	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Bond Index Fund
Non-U.S. Government Agency ABS	$ 74	$ -	$ -	$ (1)	$ -	$ (73)	$ -	$ -
Fund Total Investments in Securities	$ 74	$ -	$ -	$ (1)	$ -	$ (73)	$ -	$ -
JNL/Oppenheimer Global Growth Fund
Common Stocks	$ 1,924	$ -	$ (1,924)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 1,924	$ -	$ (1,924)	$ -	$ -	$ -	$ -	$ -
JNL/PAM China-India Fund
Common Stocks	$ 230	$ -	$ (230)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 230	$ -	$ (230)	$ -	$ -	$ -	$ -	$ -
JNL/PIMCO Real Return Fund
Purchased Options	$ 5	$ -	$ -	$ (5)	$ -	$ -	$ -	$ -
Government and Agency Obligations	-	1,785	-	210	-	-	1,995	210
Fund Total Investments in Securities	$ 5	$ 1,785	$ -	$ 205	$ -	$ -	$ 1,995	$ 210
Investments in Other Financial Instruments1
Interest Rate Swap Agreements	$ (409)	$ -	$ 103	$ 306	$ -	$ -	$ -	$ -
Fund Total Investments in Other Financial Instruments	$ (409)	$ -	$ 103	$ 306	$ -	$ -	$ -	$ -
JNL/PIMCO Total Return Bond Fund
Corporate Bond and Notes	$ -	$ -	$ -	$ -	$ 149	$ -	$ 149	$ -
Preferred Stocks	-	4,193	-	(484)	-	-	3,709	(484)
Purchased Options	1,511	-	-	(1,511)	-	-	-	-
Government and Agency Obligations	188	-	-	(2)	-	(3)	183	(2)
Fund Total Investments in Securities	$ 1,699	$ 4,193	$ -	$ (1,997)	$ 149	$ (3)	$ 4,041	$ (486)
Investments in Other Financial Instruments1
Interest Rate Swap Agreements	$ (1,209)	$ -	$ 70	$ 1,139	$ -	$ -	$ -	$ -
Spread Lock Swap Agreements	102	-	-	(102)	-	-	-	-
Fund Total Investments in Other Financial Instruments	$ (1,107)	$ -	$ 70	$ 1,037	$ -	$ -	$ -	$ -
JNL/PPM America High Yield Bond Fund
Common Stocks	$ 11	$ -	$ -	$ (1)	$ -	$ -	$ 10	$ -
Corporate Bond and Notes	147	-	-	238	1,388	(157)	1,616	228
Fund Total Investments in Securities	$ 158	$ -	$ -	$ 237	$ 1,388	$ (157)	$ 1,626	$ 228
JNL/Select Balanced Fund
Corporate Bond and Notes	$ 188	$ -	$ (188)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 188	$ -	$ (188)	$ -	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$ 585	$ -	$ (585)	$ -	$ -	$ -	$ -	$ -
Warrants	116	-	-	(86)	-	(30)	-	-
Fund Total Investments in Securities	$ 701	$ -	$ (585)	$ (86)	$ -	$ (30)	$ -	$ -
JNL/T. Rowe Price Short-Term Bond Fund
Investment Funds	$ -	$ -	$ -	$ 39	$ 9,688	$ (8,025)	$ 1,702	$ 6
Non-U.S. Government Agency ABS	1,334	-	-	(92)	1,572	(1,242)	1,572	-
Fund Total Investments in Securities	$ 1,334	$ -	$ -	$ (53)	$ 11,260	$ (9,267)	$ 3,274	$ -
JNL/T. Rowe Price Value Fund
Common Stocks - Financials	$ 1,203	$ -	$ (1,203)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 1,203	$ -	$ (1,203)	$ -	$ -	$ -	$ -	$ -

1 Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, options written, and swap agreements.  All derivatives, except for options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.
2 The change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2009 is included in net change in unrealized appreciation or depreciation on investments and swap agreements in the Statements of Operations.

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Country (as a percentage of total long-term investments)* :
			JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit			JNL/Goldman
JNL/AIM	JNL/AIM	JNL/AIM	Guardian	Guardian Global	Guardian	Suisse	JNL/Franklin	JNL/Franklin	Sachs	JNL/Goldman	JNL/Ivy	JNL/	JNL/Lazard
International	Large Cap	Global	Global	Diversified	International	Commodity	Templeton	Templeton	Emerging	Sachs	Asset	JPMorgan	Emerging
Growth	Growth	Real Estate	Balanced	Research	Small Cap	Securities	Global	Mutual	Markets Debt	Core Plus	Strategy	International	Markets
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund	Shares Fund	Fund	Bond Fund	Fund	Value Fund	Fund

Argentina	- %	- %	- %	0.1%	- %	- %	- %	- %	- %	- %	0.2%	- %	- %	- %
Australia	6.3	4.4	10.2	1.8	3.0	7.9	2.6	0.5	0.4	-	1.3	-	0.7	-
Austria	-	-	0.5	0.2	-	0.8	0.1	0.7	-	-	-	-	0.8	-
Belgium	2.2	-	-	0.1	-	1.2	0.3	-	-	-	0.5	-	2.0	-
Bermuda	-	-	2.3	0.1	0.1	1.2	-	-	-	-	-	-	-	-
Brazil	1.0	-	-	2.6	1.4	0.6	2.3	0.7	-	10.9	-	3.6	-	18.6
Bulgaria	-	-	-	-	-	0.1	-	-	-	-	-	-	-	-
Canada	5.9	-	3.4	1.9	3.0	12.8	5.3	-	0.6	-	0.9	-	0.4	1.3
Cayman Islands -		-	0.5	-	-	-	-	-	-	-	0.2	-	-	-
Chile	-	-	-	-	-	-	-	-	-	-	-	-	-	-
China	-	2.3	0.1	1.5	3.4	0.6	-	0.2	-	-	-	9.6	1.3	1.6
Colombia	-	-	-	0.1	-	-	-	-	-	5.3	-	-	-	-
Croatia	-	-	-	0.3	-	-	-	-	-	-	-	-	-	-
Denmark	2.3	-	-	1.2	0.4	0.4	-	-	1.7	-	-	1.4	-	-
Dominican
Republic	-	-	-	0.1	-	-	-	-	-	-	-	-	-	-
Egypt	-	-	-	0.1	-	-	-	-	-	0.6	-	-	-	4.1
Finland	0.4	-	0.5	0.1	0.3	0.4	1.6	-	-	-	-	-	1.3	-
France	4.9	-	4.6	6.1	6.3	0.6	6.8	8.3	4.3	-	2.1	1.0	15.0	-
Gabon	-	-	-	0.1	-	-	-	-	-	-	-	-	-	-
Germany	7.5	-	0.4	6.5	4.2	5.7	1.7	5.4	6.2	-	1.6	-	8.1	-
Greece	-	-	-	-	-	0.2	-	-	-	-	-	-	0.4	-
Guernsey	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hong Kong	2.6	-	14.9	2.0	3.2	3.1	-	1.3	0.5	3.6	-	12.4	2.7	0.9
Hungary	-	-	-	-	-	-	-	-	-	6.6	-	-	-	-
India	2.8	-	-	1.3	1.2	-	-	0.4	-	-	-	-	-	4.5
Indonesia	-	-	-	0.3	0.1	-	-	-	-	5.8	-	-	1.2	5.1
Iraq	-	-	-	0.1	-	-	-	-	-	-	-	-	-	-
Ireland	0.6	2.3	-	1.2	0.7	2.0	-	4.7	-	-	-	1.3	-	-
Israel	3.1	-	-	0.5	-	-	-	-	-	2.6	-	-	-	3.3
Italy	3.1	-	-	2.3	0.3	3.4	0.3	2.4	0.5	-	-	-	3.3	-
Japan	6.7	-	10.8	6.9	8.3	27.9	4.0	2.2	1.3	-	-	1.4	18.7	-
Jersey	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Luxembourg	-	-	0.4	0.7	-	0.3	1.3	-	-	-	0.5	1.8	1.8	0.8
Macau	-	-	-	-	-	-	-	-	-	-	-	3.4	-	-
Malaysia	-	-	-	0.7	0.5	0.1	-	-	-	5.7	-	-	-	0.6
Mexico	3.1	0.9	-	2.8	0.3	-	-	-	-	12.9	0.4	-	-	7.6
Netherlands	4.5	-	2.7	2.8	2.9	1.1	0.1	3.3	3.0	-	1.3	-	10.3	-
New Zealand	-	-	-	-	-	-	-	-	-	-	0.8	-	-	-
Norway	0.6	-	-	0.2	0.4	0.7	0.2	0.7	2.0	-	-	1.1	-	-
Pakistan	-	-	-	-	-	-	-	-	-	-	-	-	-	0.8
Panama	-	-	-	0.1	-	-	-	-	-	-	-	-	-	-
Peru	-	-	-	-	-	-	-	-	-	4.7	0.2	-	-	-
Philippines	1.6	-	-	-	-	-	-	-	-	-	-	-	-	2.7
Poland	-	-	-	0.9	-	-	-	-	-	10.3	-	-	-	-
Portugal	-	-	-	-	-	-	0.1	-	-	-	-	-	-	-
Qatar	-	-	-	0.1	-	-	-	-	-	-	0.6	-	-	-
Russia	-	-	-	0.4	1.4	0.2	0.6	0.4	-	0.9	0.1	-	-	6.9
Singapore	4.1	-	4.6	0.5	-	2.5	-	2.0	0.6	-	-	-	-	-
South Africa	-	-	-	1.2	1.5	1.0	-	-	-	12.1	-	1.0	0.7	16.1
South Korea	1.0	-	-	1.5	2.0	6.4	-	3.8	0.5	-	-	6.4	-	9.8
Spain	1.3	-	-	1.0	1.2	0.8	0.2	1.5	0.6	-	-	-	4.6	-
Sweden	-	-	1.2	0.7	0.5	0.5	8.7	0.9	-	-	0.2	-	-	-
Switzerland	9.6	3.2	-	2.8	2.8	1.3	0.2	8.1	6.5	-	0.1	0.1	2.7	-
Taiwan	2.3	1.0	-	1.7	1.6	0.1	-	1.4	-	-	-	7.8	1.2	5.4
Thailand	-	-	-	0.1	-	-	-	-	-	5.0	-	-	-	1.8
Turkey	0.8	-	-	0.4	-	-	-	0.5	-	9.6	-	-	-	8.1
United Arab
Emirates	-	-	-	0.1	-	-	-	-	-	-	0.1	-	-	-
United Kingdom 21.7		1.0	6.9	6.4	9.4	15.1	14.5	13.7	10.6	-	2.6	6.3	22.8	-
United States	-	84.9	36.0	37.3	39.6	1.0	49.1	36.9	60.7	0.6	86.3	41.4	-	-
Uruguay	-	-	-	-	-	-	-	-	-	2.8	-	-	-	-
Venezuela	-	-	-	0.1	-	-	-	-	-	-	-	-	-	-
Total Long-Term
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which had greater than 10% of long-term investments in non-U.S. securities at December 31, 2009.

See accompanying Notes to Financial Statement.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Country (as a percentage of total long-term investments)* : (continued)
			JNL/Mellon	JNL/Mellon	JNL/Mellon
	JNL/M&G	JNL/M&G	Capital	Capital	Capital	JNL/	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/Red			JNL/T. Rowe
	Global	Global	Management	Management	Management	Oppenheimer	Asia	China-	Total Return	Rocks Listed	JNL/Select	JNL/Select	Price Short-	JNL/ T. Rowe
	Basics	Leaders	European 30	Pacific Rim 30	International	Global Growth	ex-Japan	India	Bond	Private Equity	Balanced	Value	Term	Price Value
	Fund	Fund	Fund	Fund	Index Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Bond Fund	Fund

	-%	-%	-%	-%	-%	-%	-%	-%	-%	-%	-%	-%	-%	-%
Australia	13.4	0.4	-	36.7	8.4	-	-	-	0.8	-	0.5	-	3.4	-
Austria	3.8	-	2.4	-	0.3	-	-	-	-	-	-	-	-	-
Belgium	-	-	4.4	-	1.0	-	-	-	-	6.2	-	-	0.3	-
Bermuda	-	0.7	-	-	-	1.1	-	-	-	1.2	-	1.9	-	1.2
Brazil	-	0.4	-	-	-	1.5	-	-	0.1	3.7	-	-	-	-
Bulgaria	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Canada	2.0	1.9	-	-	-	0.8	-	-	-	5.5	2.7	1.1	0.6	-
Cayman Islands	-	-	-	-	-	-	-	-	0.8	1.9	-	-	0.2	-
Chile	-	-	-	-	-	-	-	-	0.1	-	-	-	-	-
China	-	1.1	-	-	-	-	12.0	23.5	-	-	-	-	-	-
Colombia	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Croatia	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Denmark	-	1.5	-	-	0.9	-	-	-	-	-	-	-	-	-
Dominican
Republic	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Egypt	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Finland	-	-	5.3	-	1.1	1.0	-	-	-	-	-	-	-	-
France	10.9	2.9	12.4	-	10.4	7.1	-	-	1.9	7.1	1.6	-	1.8	2.3
Gabon	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Germany	3.2	7.5	7.2	-	8.1	7.4	-	-	0.4	2.9	0.6	-	5.0	-
Greece	-	-	-	-	0.5	-	-	-	-	-	-	-	-	-
Guernsey	-	-	-	-	-	-	-	-	-	14.3	-	-	-	-
Hong Kong	2.4	3.6	-	6.0	2.3	-	26.7	25.8	-	2.5	-	-	-	-
Hungary	-	-	-	-	-	-	-	-	-	-	-	-	-	-
India	-	1.3	-	-	-	2.7	12.9	50.7	-	-	-	-	-	-
Indonesia	-	-	-	-	-	-	4.3	-	-	-	-	-	-	-
Iraq	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ireland	2.7	2.0	-	-	0.3	-	-	-	-	-	1.6	1.1	-	1.2
Israel	-	-	-	-	-	-	-	-	-	-	-	1.0	-	-
Italy	-	-	5.4	-	3.4	1.9	-	-	-	1.5	-	-	-	-
Japan	-	10.2	-	42.2	20.7	9.5	-	-	0.1	-	0.4	-	0.4	0.5
Jersey	-	-	-	-	0.1	-	-	-	-	3.2	-	-	-	-
Luxembourg	-	-	-	-	0.6	-	-	-	0.3	-	0.1	-	0.6	-
Macau	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Malaysia	1.8	-	-	-	-	-	2.3	-	-	-	-	-	-	-
Mexico	-	-	-	-	-	3.5	-	-	0.5	-	0.1	-	0.5	-
Netherlands	2.8	6.2	4.9	-	3.9	3.5	-	-	0.3	6.5	0.9	-	1.7	1.7
New Zealand	-	-	-	-	0.1	-	-	-	-	-	-	-	1.2	-
Norway	-	-	4.7	-	0.8	0.7	-	-	-	-	-	-	1.7	1.1
Pakistan	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Panama	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Peru	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Philippines	-	-	-	-	-	-	1.2	-	-	-	-	-	-	-
Poland	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Portugal	-	-	3.9	-	0.3	-	-	-	-	-	-	-	-	-
Qatar	-	-	-	-	-	-	-	-	-	-	0.1	-	-	-
Russia	2.0	-	-	-	-	-	-	-	-	-	-	-	-	-
Singapore	6.2	-	-	13.6	1.5	-	5.0	-	0.1	-	-	-	-	-
South Africa	-	-	-	-	-	-	-	-	-	1.7	-	-	-	-
South Korea	-	3.7	-	-	-	-	17.2	-	0.6	0.9	-	-	-	-
Spain	0.6	-	5.5	-	4.6	1.3	-	-	0.2	2.1	-	-	0.6	-
Sweden	-	-	3.7	-	2.5	6.5	-	-	0.9	6.5	0.2	-	0.2	-
Switzerland	-	3.9	9.3	-	7.8	6.1	-	-	-	-	1.5	3.6	0.6	1.8
Taiwan	-	-	-	-	-	1.9	15.3	-	-	-	-	0.5	-	-
Thailand	-	-	-	-	-	-	3.1	-	-	-	-	-	-	-
Turkey	-	-	-	-	-	-	-	-	-	-	-	-	-	-
United Arab .
Emirates	0.2	-	-	-	-	-	-	-	-	-	0.1	-	0.4	-
United Kingdom	23.3	11.1	28.8	-	20.4	8.0	-	-	3.7	21.6	0.1	1.5	2.3	0.4
United States	24.7	41.6	2.1	1.5	-	35.5	-	-	89.2	10.7	89.5	89.3	78.5	89.8
Uruguay	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Venezuela	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Long-Term
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which had greater than 10% of long-term investments in non-U.S. securities at December 31, 2009.

See accompanying Notes to Financial Statement.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Sector (percentage of total investments):

	Consumer	Consumer			Health		Information		Investment
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials	Funds
JNL Institutional Alt 20 Fund	-%	-%	-%	-%	-%	-%	-%	-%	100.0%
JNL Institutional Alt 35 Fund	-	-	-	-	-	-	-	-	100.0
JNL Institutional Alt 50 Fund	-	-	-	-	-	-	-	-	100.0
JNL Institutional Alt 60 Fund	-	-	-	-	-	-	-	-	100.0
JNL/AIM International Growth Fund	10.4	13.8	8.7	6.3	17.1	11.3	7.9	4.0	-
JNL/AIM Large Cap Growth Fund	9.2	1.0	8.4	4.1	15.3	10.1	38.8	7.1	-
JNL/AIM Global Real Estate Fund	0.1	-	-	92.2	-	-	-	-	-
JNL/AIM Small Cap Growth Fund	11.9	1.3	6.0	6.4	14.1	12.5	24.6	2.4	-
JNL/Capital Guardian Global Balanced Fund	6.6	7.8	4.5	12.7	6.6	4.3	9.3	5.4	-
JNL/Capital Guardian Global Diversified Research Fund	6.8	9.9	10.7	17.4	8.5	7.9	12.4	8.3	-
JNL/Capital Guardian International Small Cap Fund	13.1	9.6	1.1	11.4	5.5	18.8	10.7	12.4	0.8
JNL/Capital Guardian U.S. Growth Equity Fund	9.7	9.2	4.1	7.0	16.5	6.8	24.3	5.7	3.2
JNL/Credit Suisse Commodity Securities Fund	-	-	9.8	12.0	-	-	-	32.8	3.1
JNL/Credit Suisse Long/Short Fund	14.2	8.0	7.0	13.6	11.1	8.7	25.0	2.4	-
JNL/Eagle Core Equity Fund	14.9	2.0	11.9	13.0	16.2	8.5	20.9	-	2.9
JNL/Eagle SmallCap Equity Fund	13.9	0.8	5.1	5.6	19.7	12.9	22.9	4.5	-
JNL/Franklin Templeton Founding Strategy Fund	-	-	-	-	-	-	-	-	100.0
JNL/Franklin Templeton Global Growth Fund	17.3	2.0	8.8	12.2	16.3	10.1	16.3	2.0	-
JNL/Franklin Templeton Income Fund	9.3	0.8	15.0	20.3	8.2	1.8	4.4	2.0	-
JNL/Franklin Templeton Mutual Shares Fund	6.8	23.6	6.3	15.0	4.3	6.9	9.0	5.5	-
JNL/Franklin Templeton Small Cap Value Fund	16.7	0.8	8.5	11.5	3.9	23.4	3.0	9.5	-
JNL/Goldman Sachs Core Plus Bond Fund	0.9	1.2	2.6	24.9	0.5	-	0.2	0.8	-
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	-	8.5	-	-	-	-	-
JNL/Goldman Sachs Mid Cap Value Fund	12.2	2.6	10.6	24.8	4.6	7.6	6.8	8.0	-
JNL/Ivy Asset Strategy Fund	12.1	2.6	8.0	17.4	0.5	3.2	19.2	6.7	-
JNL/JPMorgan International Value Fund	7.7	4.5	11.4	26.5	4.3	12.4	7.4	6.1	-
JNL/JPMorgan MidCap Growth Fund	17.4	1.1	5.0	8.9	11.9	15.7	23.9	2.0	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	-	0.9	-	-	-	-	-
JNL/Lazard Emerging Markets Fund	5.2	13.1	4.9	21.5	-	6.1	16.1	11.8	-
JNL/Lazard Mid Cap Equity Fund	15.9	5.7	7.3	13.0	11.0	10.9	14.4	9.1	-
JNL/M&G Global Basics Fund	7.3	22.0	5.8	2.0	4.7	15.4	-	34.0	-
JNL/M&G Global Leaders Fund	5.2	8.5	10.7	14.3	10.3	14.9	17.3	5.1	-
JNL/Mellon Capital Management 10 X 10 Fund	-	-	-	-	-	-	-	-	100.0
JNL/Mellon Capital Management Index 5 Fund	-	-	-	-	-	-	-	-	100.0
JNL/Mellon Capital Management European 30 Fund	-	6.1	13.3	22.3	9.8	5.2	-	19.2	2.0
JNL/Mellon Capital Management Pacific Rim 30 Fund	11.4	3.6	2.7	14.3	4.6	23.7	-	22.4	1.5
JNL/Mellon Capital Management S&P 500 Index Fund	9.0	10.6	10.7	13.4	11.8	9.5	18.3	3.3	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	12.0	3.4	5.9	16.4	10.5	12.6	13.1	5.5	-
JNL/Mellon Capital Management Small Cap Index Fund	11.2	2.8	4.2	16.2	11.3	12.7	14.9	3.8	-
JNL/Mellon Capital Management International Index Fund	9.2	9.5	7.9	23.9	7.9	10.4	4.5	9.8	-
JNL/Mellon Capital Management Bond Index Fund	1.2	1.4	1.9	8.8	1.3	1.2	0.7	0.9	-
JNL/Mellon Capital Management Global Alpha Fund	-	-	-	-	-	-	-	-	-
JNL/Oppenheimer Global Growth Fund	14.5	10.8	4.5	12.6	6.5	12.8	26.6	0.3	-
JNL/PAM Asia ex-Japan Fund	2.1	4.6	4.2	34.2	-	8.4	18.2	9.9	-
JNL/PAM China-India Fund	8.4	3.3	13.4	28.8	1.3	3.3	14.3	9.8	-
JNL/PIMCO Real Return Fund	0.2	-	0.3	22.4	0.1	0.3	0.3	0.3	-
JNL/PIMCO Total Return Bond Fund	0.5	0.4	1.2	19.2	0.8	0.2	1.0	0.2	-
JNL/PPM America High Yield Bond Fund	19.6	5.0	8.2	12.6	4.3	6.4	3.0	7.5	0.7
JNL/PPM America Mid Cap Value Fund	16.4	4.0	5.0	10.7	5.8	23.1	10.0	10.3	-
JNL/PPM America Small Cap Value Fund	20.3	8.6	4.5	10.8	4.6	25.7	8.0	5.0	-
JNL/PPM America Value Equity Fund	13.4	6.5	10.1	19.5	9.1	10.7	12.1	5.7	-
JNL/Red Rocks Listed Private Equity Fund	-	-	-	81.5	-	1.4	1.6	-	-
JNL/S&P Managed Conservative Fund	-	-	-	-	-	-	-	-	93.4
JNL/S&P Managed Moderate Fund	-	-	-	-	-	-	-	-	95.5
JNL/S&P Managed Moderate Growth Fund	-	-	-	-	-	-	-	-	96.5
JNL/S&P Managed Growth Fund	-	-	-	-	-	-	-	-	94.4
JNL/S&P Managed Aggressive Growth Fund	-	-	-	-	-	-	-	-	94.2
JNL/S&P Disciplined Moderate Fund	-	-	-	-	-	-	-	-	92.7
JNL/S&P Disciplined Moderate Growth Fund	-	-	-	-	-	-	-	-	93.3
JNL/S&P Disciplined Growth Fund	-	-	-	-	-	-	-	-	95.9
JNL/S&P Competitive Advantage Fund	28.9	9.4	9.9	3.4	9.4	10.0	19.4	6.4	-
JNL/S&P Dividend Income & Growth Fund	13.1	9.3	8.9	10.0	9.4	6.1	9.7	9.3	-
JNL/S&P Intrinsic Value Fund	22.7	12.4	-	-	22.6	21.9	12.7	-	-
JNL/S&P Total Yield Fund	25.8	14.2	-	22.7	-	13.8	9.0	3.0	-
JNL/S&P 4 Fund	-	-	-	-	-	-	-	-	100.0
JNL/Select Balanced Fund	4.8	6.1	9.2	14.5	9.1	8.1	7.8	3.1	-
JNL/Select Money Market Fund	-	-	-	-	-	-	-	-	-
JNL/Select Value Fund	9.3	6.9	16.6	19.6	11.3	9.6	8.3	5.3	-
JNL/T. Rowe Price Established Growth Fund	12.6	3.0	6.1	13.1	12.4	8.3	32.3	2.8	-
JNL/T. Rowe Price Mid-Cap Growth Fund	13.2	1.7	5.8	8.7	15.0	14.5	19.9	1.5	-
JNL/T. Rowe Price Short-Term Bond Fund	2.4	3.5	3.6	28.6	2.1	0.3	1.3	1.4	0.3
JNL/T. Rowe Price Value Fund	14.3	4.7	13.0	19.0	9.7	9.9	9.6	4.9	1.1

See accompanying Notes to Financial Statement.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Sector (percentage of total investments): (continued)
				Non-U.S.			U.S.
				Government			Government
	Telecommunication		Government	Agency	Short-Term		Agency	Holding	Precious	Total
	Services	Utilities	Securities	ABS	Investments		MBS	Companies	Metals	Investments
JNL Institutional Alt 20 Fund	-%	-%	-%	-%	-%		-%	-%	-%	100.0%
JNL Institutional Alt 35 Fund	-	-	-	-	-		-	-	-	100.0
JNL Institutional Alt 50 Fund	-	-	-	-	-		-	-	-	100.0
JNL Institutional Alt 60 Fund	-	-	-	-	-		-	-	-	100.0
JNL/AIM International Growth Fund	7.1	1.4	-	-	12.0		-	-	-	100.0
JNL/AIM Large Cap Growth Fund	0.8	-	-	-	5.2		-	-	-	100.0
JNL/AIM Global Real Estate Fund	-	-	-	-	7.7		-	-	-	100.0
JNL/AIM Small Cap Growth Fund	0.9	0.8	-	-	19.1		-	-	-	100.0
JNL/Capital Guardian Global Balanced Fund	6.3	2.9	21.2	-	9.4	-	3.0	-	-	100.0
JNL/Capital Guardian Global Diversified Research Fund	6.1	2.3	-	-	9.7		-	-	-	100.0
JNL/Capital Guardian International Small Cap Fund	0.7	0.5	-	-	15.4		-	-	-	100.0
JNL/Capital Guardian U.S. Growth Equity Fund	1.8	-	-	-	11.7		-	-	-	100.0
JNL/Credit Suisse Commodity Securities Fund	-	-	5.6	-	23.3		13.4	-	-	100.0
JNL/Credit Suisse Long/Short Fund	1.6	4.5	-	-	3.9		-	-	-	100.0
JNL/Eagle Core Equity Fund	1.6	-	-	-	8.1		-	-	-	100.0
JNL/Eagle SmallCap Equity Fund	-	-	-	-	14.6		-	-	-	100.0
JNL/Franklin Templeton Founding Strategy Fund	-	-	-	-	-		-	-	-	100.0
JNL/Franklin Templeton Global Growth Fund	6.9	-	-	-	8.1		-	-	-	100.0
JNL/Franklin Templeton Income Fund	3.1	13.9	-	-	21.2		-	-	-	100.0
JNL/Franklin Templeton Mutual Shares Fund	3.4	3.8	-	-	15.4		-	-	-	100.0
JNL/Franklin Templeton Small Cap Value Fund	-	2.5	-	-	20.2		-	-	-	100.0
JNL/Goldman Sachs Core Plus Bond Fund	1.4	1.0	16.1	10.0	13.4		27.0	-	-	100.0
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	68.0	-	23.5		-	-	-	100.0
JNL/Goldman Sachs Mid Cap Value Fund	2.3	7.7	-	-	12.8		-	-	-	100.0
JNL/Ivy Asset Strategy Fund	0.8	-	-	-	14.5		-	-	15.0	100.0
JNL/JPMorgan International Value Fund	5.9	6.7	-	-	7.1		-	-	-	100.0
JNL/JPMorgan MidCap Growth Fund	0.9	-	-	-	13.2		-	-	-	100.0
JNL/JPMorgan U.S. Government & Quality Bond Fund	-	-	25.1	3.2	12.1		58.7	-	-	100.0
JNL/Lazard Emerging Markets Fund	11.0	1.5	-	-	8.8		-	-	-	100.0
JNL/Lazard Mid Cap Equity Fund	-	3.3	-	-	9.4		-	-	-	100.0
JNL/M&G Global Basics Fund	-	-	-	-	8.8		-	-	-	100.0
JNL/M&G Global Leaders Fund	3.5	1.9	-	-	8.3		-	-	-	100.0
JNL/Mellon Capital Management 10 X 10 Fund	-	-	-	-	-		-	-	-	100.0
JNL/Mellon Capital Management Index 5 Fund	-	-	-	-	-		-	-	-	100.0
JNL/Mellon Capital Management European 30 Fund	14.9	5.2	-	-	2.0		-	-	-	100.0
JNL/Mellon Capital Management Pacific Rim 30 Fund	5.0	5.1	-	-	5.7		-	-	-	100.0
JNL/Mellon Capital Management S&P 500 Index Fund	2.9	3.5	-	-	7.0		-	-	-	100.0
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	0.7	5.8	-	-	14.1		-	-	-	100.0
JNL/Mellon Capital Management Small Cap Index Fund	0.8	2.6	-	-	19.5		-	-	-	100.0
JNL/Mellon Capital Management International Index Fund	5.5	5.5	-	-	5.9		-	-	-	100.0
JNL/Mellon Capital Management Bond Index Fund	1.3	1.5	27.0	3.1	9.0		40.7	-	-	100.0
JNL/Mellon Capital Management Global Alpha Fund	-	-	-	-	100.0		-	-	-	100.0
JNL/Oppenheimer Global Growth Fund	1.9	0.9	-	-	8.6		-	-	-	100.0
JNL/PAM Asia ex-Japan Fund	8.2	4.5	-	-	5.7		-	-	-	100.0
JNL/PAM China-India Fund	4.8	3.9	-	-	8.7		-	-	-	100.0
JNL/PIMCO Real Return Fund	0.4	-	56.5	7.7	9.5		2.0	-	-	100.0
JNL/PIMCO Total Return Bond Fund	0.9	0.2	17.9	5.9	28.2		23.4	-	-	100.0
JNL/PPM America High Yield Bond Fund	9.1	3.6	-	2.8	17.2		-	-	-	100.0
JNL/PPM America Mid Cap Value Fund	-	4.2	-	-	10.5		-	-	-	100.0
JNL/PPM America Small Cap Value Fund	-	2.2	-	-	10.3		-	-	-	100.0
JNL/PPM America Value Equity Fund	4.8	2.0	-	-	6.1		-	-	-	100.0
JNL/Red Rocks Listed Private Equity Fund	-	-	-	-	5.6		-	9.9	-	100.0
JNL/S&P Managed Conservative Fund	-	-	-	-	6.6		-	-	-	100.0
JNL/S&P Managed Moderate Fund	-	-	-	-	4.5		-	-	-	100.0
JNL/S&P Managed Moderate Growth Fund	-	-	-	-	3.5		-	-	-	100.0
JNL/S&P Managed Growth Fund	-	-	-	-	5.6		-	-	-	100.0
JNL/S&P Managed Aggressive Growth Fund	-	-	-	-	5.8		-	-	-	100.0
JNL/S&P Disciplined Moderate Fund .	-	-	-	-	7.3		-	-	-	100.0
JNL/S&P Disciplined Moderate Growth Fund	-	-	-	-	6.7		-	-	-	100.0
JNL/S&P Disciplined Growth Fund	-	-	-	-	4.1		-	-	-	100.0
JNL/S&P Competitive Advantage Fund	-	-	-	-	3.2		-	-	-	100.0
JNL/S&P Dividend Income & Growth Fund	9.7	9.9	-	-	4.6		-	-	-	100.0
JNL/S&P Intrinsic Value Fund	-	3.3	-	-	4.4		-	-	-	100.0
JNL/S&P Total Yield Fund	-	-	-	-	11.5		-	-	-	100.0
JNL/S&P 4 Fund	-	-	-	-	-		-	-	-	100.0
JNL/Select Balanced Fund	2.9	3.1	10.6	1.0	10.0		9.7	-	-	100.0
JNL/Select Money Market Fund	-	-	-	-	100.0		-	-	-	100.0
JNL/Select Value Fund	3.0	3.3	-	-	6.8		-	-	-	100.0
JNL/T. Rowe Price Established Growth Fund	4.2	-	-	-	5.2		-	-	-	100.0
JNL/T. Rowe Price Mid-Cap Growth Fund	1.4	0.8	-	-	17.5		-	-	-	100.0
JNL/T. Rowe Price Short-Term Bond Fund	4.2	2.7	8.8	6.3	7.9		26.6	-	-	100.0
JNL/T. Rowe Price Value Fund	2.3	3.6	-	-	7.9		-	-	-	100.0

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL	JNL	JNL	JNL	JNL/AIM	JNL/AIM	JNL/AIM
	Institutional Alt	Institutional Alt	Institutional Alt	Institutional Alt	International	Large Cap	Global Real
Assets	20 Fund	35 Fund	50 Fund	65 Fund	Growth Fund	Growth Fund	Estate Fund

Investments - unaffiliated, at value (a) (d)	$ -	$ -	$ -	$ -	$ 393,174	$ 607,556	$ 334,858
Investments - affiliated, at value (b)	199,548	308,566	361,574	229,850	53,556	33,641	27,764
Total investments, at value (c)	199,548	308,566	361,574	229,850	446,730	641,197	362,622
Cash	-	-	-	-	-	-	-
Foreign currency (e)	-	-	-	-	4,809	28	1,112
Receivables:
Investment securities sold	-	-	-	-	107	-	787
Fund shares sold	578	834	1,625	541	777	1,040	524
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	-	-	-	-	259	240	1,173
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	126	45	6
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-

Total assets	200,126	309,400	363,199	230,391	452,808	642,550	366,224
Liabilities
Cash overdraft	-	-	-	-	27	-	2
Payables:
Advisory fees	23	36	43	27	238	341	199
Administrative fees	8	12	14	9	53	52	42
12b-1 fee (Class A)	-	-	-	-	71	103	56
Investment securities purchased	495	635	1,402	400	2,085	-	3,286
Fund shares redeemed	83	200	223	141	892	909	300
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	1	1	1	1	10	11	5
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	-	-	-	15	2	1
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	17,436	16,389	18,978
Total liabilities	610	884	1,683	578	20,827	17,807	22,869
Net assets	$ 199,516	$ 308,516	$ 361,516	$ 229,813	$ 431,981	$ 624,743	$ 343,355

Net assets consist of:
Paid-in capital	$ 187,572	$ 285,946	$ 336,889	$ 214,625	$ 520,541	$ 630,107	$ 409,153
Undistributed (excess of distributions over)
net investment income	2,749	4,330	5,229	3,056	2,774	2,176	10,130
Accumulated net realized gain (loss)	198	724	1,476	1,791	(103,601)	(74,573)	(122,146)
Net unrealized appreciation (depreciation) on
investments and foreign currency	8,997	17,516	17,922	10,341	12,267	67,033	46,218
	$ 199,516	$ 308,516	$ 361,516	$ 229,813	$ 431,981	$ 624,743	$ 343,355

Class A
Net assets	$ 199,516	$ 308,516	$ 361,516	$ 229,813	$ 431,595	$ 624,156	$ 342,951
Shares outstanding (no par value),
unlimited shares authorized	15,672	23,293	26,650	16,455	46,534	58,047	45,539
Net asset value per share	$ 12.73	$ 13.24	$ 13.57	$ 13.97	$ 9.27	$ 10.75	$ 7.53

Class B
Net assets	n/a	n/a	n/a	n/a	$ 386	$ 587	$ 404
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	40	54	53
Net asset value per share	n/a	n/a	n/a	n/a	$ 9.68	$ 10.82	$ 7.58

(a) Investments - unaffiliated, at cost	$ -	$ -	$ -	$ -	$ 381,027	$ 540,516	$ 288,625
(b) Investments - affiliated, at cost	190,551	291,050	343,652	219,509	53,583	33,651	27,791
(c) Total investments, at cost	$ 190,551	$ 291,050	$ 343,652	$ 219,509	$ 434,610	$ 574,167	$ 316,416
(d) Including value of securities on loan	-	-	-	-	16,937	16,074	18,200
(e) Foreign currency cost	-	-	-	-	4,664	29	1,106
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

		JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit
	JNL/AIM	Guardian	Guardian	Guardian	Guardian	Suisse	JNL/Credit
	Small Cap	Global Balanced	Global Diversified	International Small	U.S. Growth	Commodity	Suisse Long/
Assets	Growth Fund	Fund	Research Fund	Cap Fund	Equity Fund	Securities Fund	Short Fund

Investments - unaffiliated, at value (a) (d)	$ 88,171	$ 268,557	$ 316,072	$ 131,830	$ 541,977	$ 632,277	$ 114,281
Investments - affiliated, at value (b)	20,848	27,970	34,031	23,898	71,940	59,754	4,692
Total investments, at value (c)	109,019	296,527	350,103	155,728	613,917	692,031	118,973
Cash	-	-	-	-	-	12	-
Foreign currency (e)	-	2	17	14	-	3,516	-
Receivables:
Investment securities sold	36	608	2	141	75	-	3,794
Fund shares sold	506	354	455	204	1,258	1,517	92
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	26	1,487	248	112	458	307	114
Forward foreign currency contracts	-	147	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	72	44	30	1	36	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-

Total assets	109,587	299,197	350,869	156,229	615,709	697,419	122,973
Liabilities
Cash overdraft	-	4	-	-	-	-	-
Payables:
Advisory fees	64	152	198	113	300	342	60
Administrative fees	8	35	41	18	45	79	11
12b-1 fee (Class A)	15	46	55	24	91	105	15
Investment securities purchased	71	3,363	1,678	20	2,076	3,192	3,205
Fund shares redeemed	147	898	280	1,077	591	2,119	534
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	22
Interest expense and brokerage charges	-	-	-	-	-	-	5
Trustee fees	2	5	5	1	7	7	2
Forward foreign currency contracts	-	352	13	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	1	1	-	2	2	-
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	28,666
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	16,330	14,124	15,692	10,754	57,309	49,927	-
Total liabilities	16,637	18,980	17,963	12,007	60,421	55,773	32,520
Net assets	$ 92,950	$ 280,217	$ 332,906	$ 144,222	$ 555,288	$ 641,646	$ 90,453

Net assets consist of:
Paid-in capital	$ 91,592	$ 314,243	$ 470,963	$ 161,205	$ 743,454	$ 695,162	$ 92,540
Undistributed (excess of distributions over)
net investment income	22	3,071	2,000	459	1,985	2,536	670
Accumulated net realized gain (loss)	(4,374)	(55,064)	(174,586)	(25,279)	(253,317)	(123,426)	(6,644)
Net unrealized appreciation (depreciation) on
investments and foreign currency	5,710	17,967	34,529	7,837	63,166	67,374	3,887
	$ 92,950	$ 280,217	$ 332,906	$ 144,222	$ 555,288	$ 641,646	$ 90,453

Class A
Net assets	$ 92,793	$ 279,806	$ 332,577	$ 144,004	$ 554,978	$ 641,108	$ 90,306
Shares outstanding (no par value),
unlimited shares authorized	9,179	31,733	15,895	21,015	29,448	68,096	11,918
Net asset value per share	$ 10.11	$ 8.82	$ 20.92	$ 6.85	$ 18.85	$ 9.41	$ 7.58

Class B
Net assets	$ 157	$ 411	$ 329	$ 218	$ 310	$ 538	$ 147
Shares outstanding (no par value),
unlimited shares authorized	15	46	16	32	16	57	19
Net asset value per share	$ 10.26	$ 9.01	$ 21.05	$ 6.88	$ 19.03	$ 9.44	$ 7.62

(a) Investments - unaffiliated, at cost	$ 82,453	$ 250,358	$ 281,514	$ 123,988	$ 478,780	$ 564,895	$ 109,026
(b) Investments - affiliated, at cost	20,856	27,992	34,047	23,903	71,971	59,767	4,692
(c) Total investments, at cost	$ 103,309	$ 278,350	$ 315,561	$ 147,891	$ 550,751	$ 624,662	$ 113,718
(d) Including value of securities on loan	15,724	13,511	14,928	10,261	55,352	48,894	-
(e) Foreign currency cost	-	2	17	14	-	3,514	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	27,298
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

			JNL/Franklin	JNL/Franklin		JNL/Franklin
	JNL/Eagle	JNL/Eagle	Templeton	Templeton	JNL/Franklin	Templeton	JNL/Franklin
	Core Equity	SmallCap	Founding	Global	Templeton	Mutual Shares	Templeton Small
Assets	Fund	Equity Fund	Strategy Fund	Growth Fund	Income Fund	Fund	Cap Value Fund

Investments - unaffiliated, at value (a) (d)	$ 79,325	$ 279,614	$ -	$ 349,882	$ 653,306	$ 371,200	$ 150,673
Investments - affiliated, at value (b)	6,989	47,861	838,811	30,943	176,238	67,555	38,290
Total investments, at value (c)	86,314	327,475	838,811	380,825	829,544	438,755	188,963
Cash	-	-	-	2	58	16	-
Foreign currency (e)	-	-	-	529	-	2,826	-
Receivables:
Investment securities sold	-	-	771	315	532	1,496	-
Fund shares sold	373	1,170	341	208	511	726	151
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	53	88	-	441	7,540	647	130
Forward foreign currency contracts	-	-	-	-	-	2,848	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	109	-	83	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	40	-

Total assets	86,740	328,733	839,923	382,429	838,185	447,437	189,244
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	46	164	-	229	405	263	118
Administrative fees	7	23	35	47	60	35	14
12b-1 fee (Class A)	14	46	-	62	121	70	28
Investment securities purchased	-	3,394	-	50	22,318	5,330	-
Fund shares redeemed	127	1,398	1,112	447	741	586	361
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	3	5	14	5	11	6	3
Forward foreign currency contracts	-	-	-	-	-	315	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	1	3	1	2	3	1
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	2,257	44,006	-	5,864	85,903	16,975	20,893
Total liabilities	2,454	49,037	1,164	6,705	109,561	23,583	21,418
Net assets	$ 84,286	$ 279,696	$ 838,759	$ 375,724	$ 728,624	$ 423,854	$ 167,826

Net assets consist of:
Paid-in capital	$ 98,349	$ 289,251	$ 1,013,092	$ 457,287	$ 826,696	$ 517,439	$ 179,413
Undistributed (excess of distributions over)
net investment income	508	676	27,404	4,814	34,982	(2,614)	1,041
Accumulated net realized gain (loss)	(17,982)	(49,625)	(53,641)	(43,411)	(90,154)	(73,739)	(11,618)
Net unrealized appreciation (depreciation) on
investments and foreign currency	3,411	39,394	(148,096)	(42,966)	(42,900)	(17,232)	(1,010)
	$ 84,286	$ 279,696	$ 838,759	$ 375,724	$ 728,624	$ 423,854	$ 167,826

Class A
Net assets	$ 84,192	$ 279,448	$ 838,759	$ 375,505	$ 728,236	$ 423,572	$ 167,589
Shares outstanding (no par value),
unlimited shares authorized	12,820	17,309	101,979	49,139	78,366	55,679	19,223
Net asset value per share	$ 6.57	$ 16.14	$ 8.22	$ 7.64	$ 9.29	$ 7.61	$ 8.72

Class B
Net assets	$ 94	$ 248	n/a	$ 219	$ 388	$ 282	$ 237
Shares outstanding (no par value),
unlimited shares authorized	14	15	n/a	29	43	37	27
Net asset value per share	$ 6.85	$ 16.40	n/a	$ 7.65	$ 8.98	$ 7.64	$ 8.68

(a) Investments - unaffiliated, at cost	$ 75,914	$ 240,190	$ -	$ 392,836	$ 696,148	$ 390,953	$ 151,666
(b) Investments - affiliated, at cost	6,989	47,891	986,907	30,950	176,282	67,555	38,307
(c) Total investments, at cost	$ 82,903	$ 288,081	$ 986,907	$ 423,786	$ 872,430	$ 458,508	$ 189,973
(d) Including value of securities on loan	2,177	42,564	-	5,666	83,654	16,348	19,873
(e) Foreign currency cost	-	-	-	532	-	2,885	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/Goldman	JNL/Goldman		JNL/			JNL/JPMorgan
	Sachs Core	Sachs Emerging	JNL/Goldman	Ivy Asset	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Plus Bond	Markets Debt	Sachs Mid Cap	Strategy	International	Midcap	& Quality
Assets	Fund	Fund	Value Fund	Fund	Value Fund	Growth Fund	Bond Fund

Investments - unaffiliated, at value (a) (d)	$ 729,702	$ 143,537	$ 270,869	$ 171,949	$ 533,417	$ 158,771	$ 669,291
Investments - affiliated, at value (b)	112,966	44,096	39,807	29,184	40,828	24,122	92,099
Total investments, at value (c)	842,668	187,633	310,676	201,133	574,245	182,893	761,390
Cash	-	-	-	-	-	-	-
Foreign currency (e)	4	290	-	312	1,354	6	-
Receivables:
Investment securities sold	60,312	274	943	2,785	930	-	346
Fund shares sold	1,159	466	522	2,195	1,096	181	1,500
Deposits with brokers and counterparties	-	3,168	-	-	335	-	-
Dividends and interest	5,669	2,164	343	187	741	68	3,899
Forward foreign currency contracts	1,041	1,407	-	126	3,306	-	-
Variation margin	2	-	-	-	4	-	-
Foreign taxes recoverable	-	123	2	-	94	6	-
Other assets	-	-	-	-	-	-	2
Deposits from counterparties	848	-	-	-	-	-	-
Unrealized appreciation on swap agreements	1,912	86	-	-	-	-	-
Swap premiums paid	463	-	-	-	-	-	-

Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-
Total assets	914,078	195,611	312,486	206,738	582,105	183,154	767,137
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	382	118	166	121	302	95	247
Administrative fees	66	24	23	20	69	13	59
12b-1 fee (Class A)	131	31	45	27	91	27	118
Investment securities purchased	76,228	270	3,524	9,327	1,147	92	-
Fund shares redeemed	783	1,463	326	138	858	269	807
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	15	1	4	-	13	5	12
Forward foreign currency contracts	990	364	-	126	3,229	-	-
Variation margin	492	-	-	-	-	-	-
Deposits from counterparties	848	-	-	-	-	-	-
Other expenses	3	9	1	-	20	1	2
Investment in forward sales
commitments, at value (f)	16,410	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	861	88	-	2	-	-	-
Swap premiums received	123	-	-	-	-	-	-
Return of collateral for securities loaned	33,757	-	27,672	-	26,686	18,848	72,311

Total liabilities	131,089	2,368	31,761	9,761	32,415	19,350	73,556
Net assets	$ 782,989	$ 193,243	$ 280,725	$ 196,977	$ 549,690	$ 163,804	$ 693,581
Net assets consist of:
Paid-in capital	$ 768,226	$ 179,685	$ 312,058	$ 195,374	$ 713,728	$ 313,359	$ 656,840
Undistributed (excess of distributions over)
net investment income	24,797	5,800	1,423	26	14,697	(5)	24,719
Accumulated net realized gain (loss)	12,581	1,604	(59,966)	(2,148)	(201,205)	(171,725)	(1,854)
Net unrealized appreciation (depreciation) on

investments and foreign currency	(22,615)	6,154	27,210	3,725	22,470	22,175	13,876
	$ 782,989	$ 193,243	$ 280,725	$ 196,977	$ 549,690	$ 163,804	$ 693,581
Class A
Net assets	$ 782,744	$ 193,046	$ 275,024	$ 196,774	$ 549,144	$ 163,690	$ 693,017
Shares outstanding (no par value),
unlimited shares authorized	66,990	16,238	32,136	18,911	76,570	10,266	55,913
Net asset value per share	$ 11.68	$ 11.89	$ 8.56	$ 10.41	$ 7.17	$ 15.94	$ 12.39

Class B
Net assets	$ 245	$ 197	$ 5,701	$ 203	$ 546	$ 114	$ 564
Shares outstanding (no par value),

unlimited shares authorized	21	17	666	$ 19	75	7	44
Net asset value per share	$ 11.83	$ 11.92	$ 8.56	$ 10.41	$ 7.31	$ 16.13	$ 12.88
(a) Investments - unaffiliated, at cost	$ 751,431	$ 138,418	$ 243,647	$ 168,217	$ 510,942	$ 136,585	$ 655,324
(b) Investments - affiliated, at cost	112,977	44,096	39,819	29,184	40,852	24,134	92,190
(c) Total investments, at cost	$ 864,408	$ 182,514	$ 283,466	$ 197,401	$ 551,794	$ 160,719	$ 747,514
(d) Including value of securities on loan	32,876	-	28,007	-	25,592	18,230	70,596
(e) Foreign currency cost	3	293	-	309	1,339	6	-
(f) Proceeds from forward sales commitments	16,699	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

							JNL/Mellon
					JNL/Mellon	JNL/Mellon	Capital
	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G	Capital	Capital	Management
	Emerging	Mid Cap	Global Basics	Global Leaders	Management	Management	European 30
Assets	Markets Fund	Equity Fund	Fund	Fund	10 X 10 Fund	Index 5 Fund	Fund

Investments - unaffiliated, at value (a) (d)	$ 693,618	$ 160,392	$ 28,027	$ 16,361	$ -	$ -	$ 13,310
Investments - affiliated, at value (b)	67,082	16,559	2,721	1,483	194,504	204,962	268
Total investments, at value (c)	760,700	176,951	30,748	17,844	194,504	204,962	13,578
Cash	3,030	-	-	-	-	-	-
Foreign currency (e)	1,278	-	66	201	-	-	9
Receivables:
Investment securities sold	2,212	-	393	8	54	30	98
Fund shares sold	1,710	212	1,401	15	64	85	72
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	544	174	14	19	-	-	10
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	91	-	5	5	-	-	11
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-

Total assets	769,565	177,337	32,627	18,092	194,622	205,077	13,778
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	528	99	20	12	-	-	4
Administrative fees	90	14	4	2	8	8	2
12b-1 fee (Class A)	120	28	5	3	-	-	2
Investment securities purchased	10,136	-	1,098	-	-	-	367
Fund shares redeemed	982	309	25	10	117	115	37
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	8	5	-	-	2	2	-
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	2	-	-	-	1	1	-
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	21,062	11,985	1,607	637	-	-	-
Total liabilities	32,928	12,440	2,759	664	128	126	412
Net assets	$ 736,637	$ 164,897	$ 29,868	$ 17,428	$ 194,494	$ 204,951	$ 13,366

Net assets consist of:
Paid-in capital	$ 716,529	$ 235,339	$ 25,811	$ 15,201	$ 217,519	$ 195,111	$ 12,466
Undistributed (excess of distributions over)
net investment income	4,989	928	8	(8)	4,449	2,895	(76)
Accumulated net realized gain (loss)	(97,038)	(86,071)	(161)	(165)	(19,442)	(7,122)	(91)
Net unrealized appreciation (depreciation) on
investments and foreign currency	112,157	14,701	4,210	2,400	(8,032)	14,067	1,067
	$ 736,637	$ 164,897	$ 29,868	$ 17,428	$ 194,494	$ 204,951	$ 13,366

Class A
Net assets	$ 735,862	$ 164,730	$ 29,708	$ 17,302	$ 194,494	$ 204,951	$ 13,238
Shares outstanding (no par value),
unlimited shares authorized	73,889	17,418	2,420	1,516	27,045	24,434	1,171
Net asset value per share	$ 9.96	$ 9.46	$ 12.27	$ 11.41	$ 7.19	$ 8.39	$ 11.30

Class B
Net assets	$ 775	$ 167	$ 160	$ 126	n/a	n/a	$ 128
Shares outstanding (no par value),
unlimited shares authorized	78	18	13	11	n/a	n/a	11
Net asset value per share	$ 9.98	$ 9.53	$ 12.30	$ 11.42	n/a	n/a	$ 11.31

(a) Investments - unaffiliated, at cost	$ 581,467	$ 145,678	$ 23,816	$ 13,962	$ -	$ -	$ 12,244
(b) Investments - affiliated, at cost	67,105	16,572	2,721	1,483	202,536	190,895	268
(c) Total investments, at cost	$ 648,572	$ 162,250	$ 26,537	$ 15,445	$ 202,536	$ 190,895	$ 12,512
(d) Including value of securities on loan	20,410	11,633	1,537	614	-	-	-
(e) Foreign currency cost	1,245	-	66	200	-	-	9
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Pacific Rim 30	S&P 500	S&P 400 MidCap	Small Cap	International	Bond Index	Global Alpha
Assets	Fund	Index Fund	Index Fund	Index Fund	Index Fund	Fund	Fund

Investments - unaffiliated, at value (a) (d)	$ 16,663	$ 878,967	$ 467,400	$ 459,975	$ 722,254	$ 785,238	$ 60,256
Investments - affiliated, at value (b)	1,011	65,951	75,825	109,853	46,106	77,291	6,240
Total investments, at value (c)	17,674	944,918	543,225	569,828	768,360	862,529	66,496
Cash	-	3	-	-	-	6	-
Foreign currency (e)	7	-	-	-	521	-	-
Receivables:
Investment securities sold	-	-	1,366	-	-	36,032	1
Fund shares sold	72	1,213	266	243	847	1,415	210
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	15	1,189	450	552	728	6,725	-
Forward foreign currency contracts	-	-	-	-	245	-	353
Variation margin	-	-	-	-	27	-	106
Foreign taxes recoverable	-	-	-	-	190	6	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-

Total assets	17,768	947,323	545,307	570,623	770,918	906,713	67,166
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	5	204	114	114	175	186	49
Administrative fees	3	76	39	39	92	66	7
12b-1 fee (Class A)	3	151	78	78	120	132	10
Investment securities purchased	325	175	801	-	-	59,401	4,103
Fund shares redeemed	27	1,759	1,138	621	818	762	40
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	20	10	12	14	10	-
Forward foreign currency contracts	-	-	-	-	836	-	513
Variation margin	-	340	101	176	-	-	60
Other expenses	-	3	2	17	74	2	-
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	644	33,317	68,704	95,201	28,750	50,384	-
Total liabilities	1,007	36,045	70,987	96,258	30,879	110,943	4,782
Net assets	$ 16,761	$ 911,278	$ 474,320	$ 474,365	$ 740,039	$ 795,770	$ 62,384

Net assets consist of:
Paid-in capital	$ 15,335	$ 917,551	$ 504,521	$ 497,382	$ 757,812	$ 779,886	$ 62,730
Undistributed (excess of distributions over)
net investment income	(18)	619	4,045	3,772	3,094	9,215	147
Accumulated net realized gain (loss)	(118)	(27,188)	(10,329)	(21,309)	(10,115)	(806)	86
Net unrealized appreciation (depreciation) on
investments and foreign currency	1,562	20,296	(23,917)	(5,480)	(10,752)	7,475	(579)
	$ 16,761	$ 911,278	$ 474,320	$ 474,365	$ 740,039	$ 795,770	$ 62,384

Class A
Net assets	$ 16,625	$ 900,282	$ 469,779	$ 470,449	$ 721,755	$ 793,123	$ 62,275
Shares outstanding (no par value),
unlimited shares authorized	1,476	95,991	42,073	46,864	60,659	69,616	6,302
Net asset value per share	$ 11.26	$ 9.38	$ 11.17	$ 10.04	$ 11.90	$ 11.39	$ 9.88

Class B
Net assets	$ 136	$ 10,996	$ 4,541	$ 3,916	$ 18,284	$ 2,647	$ 109
Shares outstanding (no par value),
unlimited shares authorized	12	1,152	402	386	1,492	226	11
Net asset value per share	$ 11.28	$ 9.54	$ 11.30	$ 10.14	$ 12.26	$ 11.71	$ 9.89

(a) Investments - unaffiliated, at cost	$ 15,101	$ 858,665	$ 491,323	$ 466,015	$ 732,750	$ 777,679	$ 60,256
(b) Investments - affiliated, at cost	1,011	66,409	75,874	109,921	45,975	77,375	6,240
(c) Total investments, at cost	$ 16,112	$ 925,074	$ 567,197	$ 575,936	$ 778,725	$ 855,054	$ 66,496
(d) Including value of securities on loan	615	32,161	66,281	91,226	27,368	49,249	-
(e) Foreign currency cost	7	-	-	-	518	-	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/					JNL/PPM	JNL/PPM
	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	America	America
	Global	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap
Assets	Growth Fund	Fund	Fund	Fund	Bond Fund	Bond Fund	Value Fund

Investments - unaffiliated, at value (a) (d)	$ 283,453	$ 105,532	$ 225,305	$ 1,686,944	$ 2,545,715	$ 534,719	$ 19,981
Investments - affiliated, at value (b)	26,766	6,428	21,378	46,098	77,481	110,904	2,351
Total investments, at value (c)	310,219	111,960	246,683	1,733,042	2,623,196	645,623	22,332
Cash	4	-	-	-	-	-	-
Foreign currency (e)	-	65	28	817	2,127	-	-
Receivables:
Investment securities sold	23	91	3,249	66,846	119,862	466	-
Fund shares sold	587	288	1,192	2,422	3,597	815	61
Deposits with brokers	-	-	-	240	356	-	-
Dividends and interest	283	-	28	2,306	14,142	10,896	28
Forward foreign currency contracts	-	-	-	989	1,761	-	-
Variation margin	-	-	-	5	13	-	-
Foreign taxes recoverable	24	-	-	10	7	2	-
Other assets	-	-	-	-	-	-	-
Deposits from counterparties	-	-	-	950	6,279	-	-
Unrealized appreciation on swap agreements	-	-	-	1,502	2,136	-	-
Swap premiums paid	-	-	-	1,532	1,985	-	-

Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-
Total assets	311,140	112,404	251,180	1,810,661	2,775,461	657,802	22,421
Liabilities
Cash overdraft	-	-	-	950	5,817	20	-
Payables:
Advisory fees	169	79	172	493	993	218	12
Administrative fees	36	13	38	99	199	47	2
12b-1 fee (Class A)	48	17	38	199	395	94	3
Investment securities purchased	68	182	3,709	565,118	261,582	-	287
Fund shares redeemed	435	163	660	1,866	3,999	1,012	35
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	7	1	1	14	33	9	-
Forward foreign currency contracts	-	-	-	1,275	350	-	-
Variation margin	-	-	-	14	546	-	-
Deposits from counterparties	-	-	-	950	6,279	-	-
Other expenses	1	-	-	7	7	1	-
Investment in forward sales
commitments, at value (f)	-	-	-	-	52,342	-	-
Options written, at value (g)	-	-	-	1,866	5,254	-	-
Unrealized depreciation on swap agreements	-	-	-	1,836	1,888	-	-
Swap premiums received	-	-	-	774	196	-	-
Return of collateral for securities loaned	19,897	3,539	12,826	45,135	73,001	83,899	1,970

Total liabilities	20,661	3,994	17,444	620,596	412,881	85,300	2,309
Net assets	$ 290,479	$ 108,410	$ 233,736	$ 1,190,065	$ 2,362,580	$ 572,502	$ 20,112
Net assets consist of:
Paid-in capital	$ 299,926	$ 99,269	$ 200,956	$ 1,162,371	$ 2,321,378	$ 611,885	$ 22,104
Undistributed (excess of distributions over)
net investment income	2,177	133	(94)	23,571	16,042	2,997	2
Accumulated net realized gain (loss)	(11,032)	(4,916)	910	20,510	19,674	(74,225)	(5,089)
Net unrealized appreciation (depreciation) on

investments and foreign currency	(592)	13,924	31,964	(16,387)	5,486	31,845	3,095
	$ 290,479	$ 108,410	$ 233,736	$ 1,190,065	$ 2,362,580	$ 572,502	$ 20,112
Class A
Net assets	$ 289,972	$ 108,276	$ 233,497	$ 1,189,828	$ 2,348,470	$ 566,513	$ 20,020
Shares outstanding (no par value),
unlimited shares authorized	31,729	13,301	30,268	102,840	192,610	92,167	2,426
Net asset value per share	$ 9.14	$ 8.14	$ 7.71	$ 11.57	$ 12.19	$ 6.15	$ 8.25

Class B
Net assets	$ 507	$ 134	$ 239	$ 237	$ 14,110	$ 5,989	$ 92
Shares outstanding (no par value),

unlimited shares authorized	55	16	31	20	1,095	889	11
Net asset value per share	$ 9.23	$ 8.15	$ 7.74	$ 11.64	$ 12.89	$ 6.74	$ 8.25
(a) Investments - unaffiliated, at cost	$ 284,026	$ 91,607	$ 193,340	$ 1,698,348	$ 2,543,076	$ 502,849	$ 16,886
(b) Investments - affiliated, at cost	26,784	6,429	21,379	46,098	77,481	110,929	2,351
(c) Total investments, at cost	$ 310,810	$ 98,036	$ 214,719	$ 1,744,446	$ 2,620,557	$ 613,778	$ 19,237
(d) Including value of securities on loan	19,192	3,324	12,286	44,174	71,632	80,084	1,895
(e) Foreign currency cost	-	65	28	832	2,125	-	-
(f) Proceeds from forward sales commitments	-	-	-	-	53,014	-	-
(g) Premiums from options written	-	-	-	1,908	5,028	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/PPM			JNL/S&P	JNL/S&P	JNL/S&P
	America	JNL/PPM	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P
	Small Cap	America Value	Listed Private	Conservative	Moderate	Moderate	Managed
Assets	Value Fund	Equity Fund	Equity Fund	Fund	Fund	Growth Fund	Growth Fund

Investments - unaffiliated, at value (a) (d)	$ 19,607	$ 93,837	$ 220,287	$ -	$ -	$ -	$ -
Investments - affiliated, at value (b)	2,254	6,078	13,182	624,057	1,021,484	1,775,234	1,479,977
Total investments, at value (c)	21,861	99,915	233,469	624,057	1,021,484	1,775,234	1,479,977
Cash	-	-	1,304	-	-	-	-
Foreign currency (e)	-	-	1,081	-	-	-	-
Receivables:
Investment securities sold	112	-	1,095	-	-	-	-
Fund shares sold	28	62	471	838	1,114	5,247	2,118
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	24	145	234	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	40	-	-	-	-
Other assets	-	-	-	1	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-
Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-

Total assets	22,025	100,122	237,694	624,896	1,022,598	1,780,481	1,482,095
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	12	43	152	63	89	139	120
Administrative fees	2	8	27	26	43	73	62
12b-1 fee (Class A)	2	16	36	-	-	-	-
Investment securities purchased	152	283	6,413	394	346	3,915	552
Fund shares redeemed	18	51	159	444	767	1,332	1,566
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	-	5	1	9	15	33	32
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	-	-	-	2	3	5	4
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	2,128	5,381	6,877	-	-	-	-
Total liabilities	2,314	5,787	13,665	938	1,263	5,497	2,336
Net assets	$ 19,711	$ 94,335	$ 224,029	$ 623,958	$ 1,021,335	$ 1,774,984	$ 1,479,759

Net assets consist of:
Paid-in capital	$ 19,803	$ 209,700	$ 200,632	$ 646,239	$ 1,069,793	$ 1,879,077	$ 1,632,873
Undistributed (excess of distributions over)
net investment income	3	1,221	(4,068)	9,756	15,205	30,911	17,970
Accumulated net realized gain (loss)	(2,840)	(134,592)	277	(23,839)	(34,597)	(38,849)	(49,443)
Net unrealized appreciation (depreciation) on
investments and foreign currency	2,745	18,006	27,188	(8,198)	(29,066)	(96,155)	(121,641)
	$ 19,711	$ 94,335	$ 224,029	$ 623,958	$ 1,021,335	$ 1,774,984	$ 1,479,759

Class A
Net assets	$ 15,861	$ 93,660	$ 223,873	$ 623,958	$ 1,021,335	$ 1,774,984	$ 1,479,759
Shares outstanding (no par value),
unlimited shares authorized	1,894	8,953	27,886	60,339	98,106	168,403	152,327
Net asset value per share	$ 8.37	$ 10.46	$ 8.03	$ 10.34	$ 10.41	$ 10.54	$ 9.71

Class B
Net assets	$ 3,850	$ 675	$ 156	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	459	64	19	n/a	n/a	n/a	n/a
Net asset value per share	$ 8.38	$ 10.50	$ 8.04	n/a	n/a	n/a	n/a

(a) Investments - unaffiliated, at cost	$ 16,862	$ 75,826	$ 193,098	$ -	$ -	$ -	$ -
(b) Investments - affiliated, at cost	2,254	6,083	13,182	632,255	1,050,550	1,871,389	1,601,618
(c) Total investments, at cost	$ 19,116	$ 81,909	$ 206,280	$ 632,255	$ 1,050,550	$ 1,871,389	$ 1,601,618
(d) Including value of securities on loan	2,019	5,180	6,577	-	-	-	-
(e) Foreign currency cost	-	-	1,077	-	-	-	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/S&P	JNL/S&P	JNL/S&P
	Managed	Disciplined	Disciplined	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Aggressive	Moderate	Moderate	Disciplined	Competitive	Dividend Income	Intrinsic
Assets	Growth Fund	Fund	Growth Fund	Growth Fund	Advantage Fund	& Growth Fund	Value Fund

Investments - unaffiliated, at value (a) (d)	$ -	$ 1	$ -	$ 1	$ 253,782	$ 238,549	$ 245,227
Investments - affiliated, at value (b)	582,971	168,480	206,398	80,875	8,285	11,532	11,204
Total investments, at value (c)	582,971	168,481	206,398	80,876	262,067	250,081	256,431
Cash	-	-	-	-	3	-	2
Foreign currency (e)	-	-	-	-	-	-	-
Receivables:
Adviser reimbursement	-	-	-	-	-	-	-
Investment securities sold	-	172	494	12	-	-	-
Fund shares sold	820	111	361	33	1,067	544	1,641
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	-	-	-	-	483	669	407
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-

Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-
Total assets	583,791	168,764	207,253	80,921	263,620	251,294	258,481
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	60	18	22	9	86	79	82
Administrative fees	24	7	9	3	21	20	20
12b-1 fee (Class A)	-	-	-	-	43	39	41
Investment securities purchased	205	-	-	-	778	1,047	2,104
Fund shares redeemed	616	283	855	45	300	271	450
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	16	1	2	1	2	1	2
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	2	-	-	-	1	-	1
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	7,644	10,287	9,095
Total liabilities	923	309	888	58	8,875	11,744	11,795

Net assets	$ 582,868	$ 168,455	$ 206,365	$ 80,863	$ 254,745	$ 239,550	$ 246,686
Net assets consist of:
Paid-in capital	$ 693,280	$ 168,508	$ 210,626	$ 81,254	$ 224,022	$ 218,895	$ 209,475
Undistributed (excess of distributions over)
net investment income	4,931	2,774	3,418	1,408	2,217	4,709	2,231
Accumulated net realized gain (loss)	(47,959)	(5,977)	(16,949)	(10,560)	8,625	6,586	25,085
Net unrealized appreciation (depreciation) on
investments and foreign currency	(67,384)	3,150	9,270	8,761	19,881	9,360	9,895

	$ 582,868	$ 168,455	$ 206,365	$ 80,863	$ 254,745	$ 239,550	$ 246,686
Class A
Net assets	$ 582,868	$ 168,455	$ 206,365	$ 80,863	$ 254,695	$ 239,392	$ 246,578
Shares outstanding (no par value),
unlimited shares authorized	55,747	18,845	25,468	10,578	25,587	27,545	25,302
Net asset value per share	$ 10.46	$ 8.94	$ 8.10	$ 7.64	$ 9.95	$ 8.69	$ 9.75

Class B
Net assets	n/a	n/a	n/a	n/a	$ 50	$ 158	$ 108
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	5	18	11

Net asset value per share	n/a	n/a	n/a	n/a	$ 9.94	$ 8.70	$ 9.80
(a) Investments - unaffiliated, at cost	$ -	$ -	$ -	$ -	$ 233,894	$ 229,180	$ 235,322
(b) Investments - affiliated, at cost	650,355	165,331	197,128	72,115	8,292	11,541	11,214
(c) Total investments, at cost	$ 650,355	$ 165,331	$ 197,128	$ 72,115	$ 242,186	$ 240,721	$ 246,536
(d) Including value of securities on loan	-	-	-	-	7,373	9,996	8,779
(e) Foreign currency cost	-	-	-	-	-	-	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

						JNL/T. Rowe	JNL/T. Rowe
	JNL/S&P		JNL/Select	JNL/Select		Price	Price
	Total	JNL/S&P 4	Balanced	Money	JNL/Select	Established	Mid-Cap
Assets	Yield Fund	Fund	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund

Investments - unaffiliated, at value (a) (d)	$ 213,116	$ -	$ 710,338	$ 1,145,943	$ 752,575	$ 939,418	$ 802,736
Investments - affiliated, at value (b)	27,668	627,441	78,770	-	55,096	51,955	171,981
Total investments, at value (c)	240,784	627,441	789,108	1,145,943	807,671	991,373	974,717
Cash	1	-	-	-	-	-	-
Foreign currency (e)	-	-	-	-	-	71	-
Receivables:
Adviser reimbursement	-	-	-	423	-	-	-
Investment securities sold	-	258	24,592	-	1,296	-	1,487
Fund shares sold	229	614	1,733	5,266	1,039	2,328	1,464
Deposits with brokers	-	-	-	-	-	-	-
Dividends and interest	335	-	2,123	743	1,027	536	190
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Foreign taxes recoverable	-	-	49	-	25	8	-
Other assets	-	-	-	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums paid	-	-	-	-	-	-	-

Unrealized appreciation on unfunded loan commitments	-	-	-	-	-	-	-
Total assets	241,349	628,313	817,605	1,152,375	811,058	994,316	977,858
Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	71	-	284	259	327	458	497
Administrative fees	18	26	61	98	65	78	70
12b-1 fee (Class A)	36	-	123	196	128	152	135
Investment securities purchased	841	-	38,401	-	462	2,662	1,913
Fund shares redeemed	270	873	1,322	4,013	1,240	933	1,010
Dividends	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Interest expense and brokerage charges	-	-	-	-	-	-	-
Trustee fees	2	5	14	23	14	24	17
Forward foreign currency contracts	-	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-	-
Other expenses	1	4	2	5	3	3	3
Investment securities sold short / forward
sales commitments, at value (f)	-	-	-	-	-	-	-
Options written, at value (g)	-	-	-	-	-	-	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-	-
Swap premiums received	-	-	-	-	-	-	-
Return of collateral for securities loaned	27,074	-	39,679	-	32,586	43,150	124,947
Total liabilities	28,313	908	79,886	4,594	34,825	47,460	128,592

Net assets	$ 213,036	$ 627,405	$ 737,719	$ 1,147,781	$ 776,233	$ 946,856	$ 849,266
Net assets consist of:
Paid-in capital	$ 197,793	$ 547,130	$ 721,874	$ 1,147,781	$ 810,389	$ 1,007,312	$ 780,034
Undistributed (excess of distributions over)
net investment income	1,965	(4)	13,925	(3)	9,584	539	(16)
Accumulated net realized gain (loss)	1,393	(18,791)	(49,781)	3	(104,043)	(198,548)	(30,288)
Net unrealized appreciation (depreciation) on
investments and foreign currency	11,885	99,070	51,701	-	60,303	137,553	99,536

	$ 213,036	$ 627,405	$ 737,719	$ 1,147,781	$ 776,233	$ 946,856	$ 849,266
Class A
Net assets	$ 212,981	$ 627,405	$ 736,864	$ 1,140,511	$ 762,013	$ 916,445	$ 820,894
Shares outstanding (no par value),
unlimited shares authorized	23,410	65,706	49,080	1,140,508	49,439	50,415	34,510
Net asset value per share	$ 9.10	$ 9.55	$ 15.01	$ 1.00	$ 15.41	$ 18.18	$ 23.79

Class B
Net assets	$ 55	n/a	$ 855	$ 7,270	$ 14,220	$ 30,411	$ 28,372
Shares outstanding (no par value),
unlimited shares authorized	6	n/a	56	7,270	908	1,655	1,173

Net asset value per share	$ 9.11	n/a	$ 15.29	$ 1.00	$ 15.65	$ 18.37	$ 24.19
(a) Investments - unaffiliated, at cost	$ 201,209	$ -	$ 658,599	$ 1,145,943	$ 692,266	$ 801,817	$ 703,094
(b) Investments - affiliated, at cost	27,690	528,371	78,808	-	55,102	52,005	172,088
(c) Total investments, at cost	$ 228,899	$ 528,371	$ 737,407	$ 1,145,943	$ 747,368	$ 853,822	$ 875,182
(d) Including value of securities on loan	26,226	-	38,651	-	31,479	41,738	120,778
(e) Foreign currency cost	-	-	-	-	-	69	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-	-	-	-	-	-
(g) Premiums from options written	-	-	-	-	-	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2009

	JNL/T. Rowe
	Price Short-	JNL/T. Rowe
	Term Bond	Price
Assets	Fund	Value Fund

Investments - unaffiliated, at value (a) (d)	$ 453,521	$ 698,667
Investments - affiliated, at value (b)	40,924	68,414
Total investments, at value (c)	494,445	767,081
Cash	49	-
Foreign currency (e)	-	-
Receivables:
Investment securities sold	74	-
Fund shares sold	859	1,519
Deposits with brokers	-	-
Dividends and interest	3,664	885
Forward foreign currency contracts	-	-
Variation margin	-	-
Foreign taxes recoverable	5	69
Other assets	-	-
Unrealized appreciation on swap agreements	-	-
Swap premiums paid	-	-
Unrealized appreciation on unfunded loan commitments	-	-

Total assets	499,096	769,554
Liabilities
Cash overdraft	-	-
Payables:
Advisory fees	174	394
Administrative fees	41	61
12b-1 fee (Class A)	82	122
Investment securities purchased	898	5,190
Fund shares redeemed	688	1,220
Dividends	-	-
Dividends on securities sold short	-	-
Interest expense and brokerage charges	-	-
Trustee fees	8	16
Forward foreign currency contracts	81	-
Variation margin	-	-
Other expenses	2	2
Investment securities sold short / forward
sales commitments, at value (f)	-	-
Options written, at value (g)	-	-
Unrealized depreciation on swap agreements	-	-
Swap premiums received	-	-
Return of collateral for securities loaned	12,079	34,328
Total liabilities	14,053	41,333
Net assets	$ 485,043	$ 728,221

Net assets consist of:
Paid-in capital	$ 496,511	$ 798,563
Undistributed (excess of distributions over)
net investment income	9,862	9,943
Accumulated net realized gain (loss)	(20,439)	(86,805)
Net unrealized appreciation (depreciation) on
investments and foreign currency	(891)	6,520
	$ 485,043	$ 728,221

Class A
Net assets	$ 484,832	$ 727,672
Shares outstanding (no par value),
unlimited shares authorized	49,950	77,076
Net asset value per share	$ 9.71	$ 9.44

Class B
Net assets	$ 211	$ 549
Shares outstanding (no par value),
unlimited shares authorized	22	57
Net asset value per share	$ 9.76	$ 9.67

(a) Investments - unaffiliated, at cost	$ 454,299	$ 693,319
(b) Investments - affiliated, at cost	40,946	67,241
(c) Total investments, at cost	$ 495,245	$ 760,560
(d) Including value of securities on loan	11,824	33,077
(e) Foreign currency cost	-	-
(f) Proceeds from securities sold short / forward
sales commitments	-	-
(g) Premiums from options written	-	-

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL	JNL	JNL	JNL	JNL/AIM	JNL/AIM	JNL/AIM
	Institutional Alt	Institutional Alt	Institutional Alt	Institutional Alt	International	Large Cap	Global Real
	20 Fund (b)	35 Fund (b)	50 Fund (b)	65 Fund (b)	Growth Fund	Growth Fund	Estate Fund
Investment income
Dividends (a)	$ 2,816	$ 4,443	$ 5,336	$ 3,117	$ 7,556	$ 6,378	$ 8,175
Foreign taxes withheld	-	-	-	-	(909)	(78)	(477)
Interest	-	-	-	-	825	-	19
Securities lending	-	-	-	-	330	195	217
Total investment income	2,816	4,443	5,336	3,117	7,802	6,495	7,934

Expenses
Advisory fees	82	135	151	94	2,041	3,034	1,468
Administrative fees	27	45	51	31	454	455	309
12b-1 fee (Class A)	-	-	-	-	603	910	412
Legal fees	-	-	-	-	3	5	2
Trustee fees	1	2	2	1	11	16	7
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	1	1	1	1	27	10	4
Total expenses	111	183	205	127	3,139	4,430	2,202
Net investment income (loss)	2,705	4,260	5,131	2,990	4,663	2,065	5,732

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	-	-	-	-	(44,395)	(30,746)	(11,966)
Affiliated investments	194	718	1,471	1,789	-	-	-
Distributions from affiliated investment companies	48	76	103	68	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	(257)	116	(564)
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	14	16	29
Net change in unrealized appreciation or depreciation on:
Investments	8,997	17,516	17,922	10,341	136,320	138,507	74,273
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	541	4	9
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	9,239	18,310	19,496	12,198	92,223	107,897	61,781

Net increase (decrease) in net assets from operations	$ 11,944	$ 22,570	$ 24,627	$ 15,188	$ 96,886	$ 109,962	$ 67,513

(a) Dividends from affiliated investments	$ 2,816	$ 4,443	$ 5,336	$ 3,117	$ 149	$ 202	$ 45
(b) Period from April 6, 2009 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

		JNL/Capital	JNL/Capital	JNL/Capital	JNL/Capital	JNL/Credit
	JNL/AIM	Guardian	Guardian	Guardian	Guardian	Suisse	JNL/Credit
	Small Cap	Global Balanced	Global Diversified	International Small	U.S. Growth	Commodity	Suisse Long/
	Growth Fund	Fund	Research Fund	Cap Fund	Equity Fund	Securities Fund	Short Fund
Investment income
Dividends (a)	$ 505	$ 3,015	$ 4,674	$ 1,618	$ 5,136	$ 7,671	$ 1,743
Foreign taxes withheld	-	(247)	(377)	(147)	(17)	(687)	-
Interest	-	3,131	48	14	-	211	-
Securities lending	90	229	246	100	260	182	-
Total investment income	595	6,128	4,591	1,585	5,379	7,377	1,743

Expenses
Advisory fees	515	1,376	1,630	771	2,331	2,590	554
Administrative fees	61	317	333	122	347	578	104
12b-1 fee (Class A)	121	423	444	162	694	770	138
Legal fees	1	2	2	1	4	4	1
Trustee fees	2	8	8	2	11	12	2
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	202
Short holdings borrowing fees	-	-	-	-	-	-	58
Other expenses	1	12	7	2	5	13	4
Total expenses	701	2,138	2,424	1,060	3,392	3,967	1,063
Net investment income (loss)	(106)	3,990	2,167	525	1,987	3,410	680

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(602)	(27,759)	(41,538)	(11,620)	(53,070)	(97,891)	17,529
Affiliated investments	-	-	-	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	-	(236)	(132)	113	-	(907)	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	(3,817)
Brokerage commissions recaptured	4	13	21	1	21	-	-
Net change in unrealized appreciation or depreciation on:
Investments	19,603	68,304	109,236	42,879	164,017	248,981	7,681
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	(82)	(10)	(497)	-	33	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	(1,735)
Net realized and unrealized gain (loss)	19,005	40,240	67,577	30,876	110,968	150,216	19,658

Net increase (decrease) in net assets from operations	$ 18,899	$ 44,230	$ 69,744	$ 31,401	$ 112,955	$ 153,626	$ 20,338

(a) Dividends from affiliated investments	$ 20	$ 41	$ 58	$ 46	$ 119	$ 97	$ 4

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

			JNL/Franklin	JNL/Franklin		JNL/Franklin
	JNL/Eagle	JNL/Eagle	Templeton	Templeton	JNL/Franklin	Templeton	JNL/Franklin
	Core Equity	SmallCap	Founding	Global Growth	Templeton	Mutual Shares	Templeton Small
	Fund	Equity Fund	Strategy Fund	Fund	Income Fund	Fund	Cap Value Fund
Investment income
Dividends (a)	$ 1,079	$ 2,330	$ 27,785	$ 7,859	$ 8,244	$ 7,359	$ 2,273
Foreign taxes withheld	-	(7)	-	(609)	(56)	(443)	-
Interest	-	-	-	7	31,941	1,055	-
Securities lending	5	432	-	226	426	25	130
Total investment income	1,084	2,755	27,785	7,483	40,555	7,996	2,403

Expenses
Advisory fees	392	1,459	-	2,075	3,726	2,313	1,000
Administrative fees	60	201	330	418	540	308	118
12b-1 fee (Class A)	120	402	-	557	1,079	616	235
Legal fees	1	2	7	3	6	5	1
Trustee fees	2	7	24	10	19	11	4
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	154	-
Short holdings borrowing fees	-	-	-	-	-	3	-
Other expenses	1	6	15	9	18	12	2
Total expenses	576	2,077	376	3,072	5,388	3,422	1,360
Net investment income (loss)	508	678	27,409	4,411	35,167	4,574	1,043

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(4,032)	(16,619)	-	(21,087)	(35,867)	(33,405)	(4,734)
Affiliated investments	-	-	(19,615)	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	592	(34)	(5,713)	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	(854)	-
Investment securities sold short	-	-	-	-	-	(874)	-
Brokerage commissions recaptured	8	89	-	2	3	-	-
Net change in unrealized appreciation or depreciation on:
Investments	20,688	82,194	172,514	95,240	158,011	112,449	39,541
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	(112)	(17)	2,244	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	(16)	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	16,664	65,664	152,899	74,635	122,096	73,831	34,807

Net increase (decrease) in net assets from operations	$ 17,172	$ 66,342	$ 180,308	$ 79,046	$ 157,263	$ 78,405	$ 35,850

(a) Dividends from affiliated investments	$ 20	$ 89	$ 27,785	$ 101	$ 231	$ 126	$ 51

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/Goldman	JNL/Goldman		JNL/			JNL/JPMorgan
	Sachs Core	Sachs Emerging	JNL/Goldman	Ivy Asset	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Plus Bond	Markets Debt	Sachs Mid Cap	Strategy	International	Midcap	& Quality
	Fund	Fund	Value Fund	Fund (b)	Value Fund	Growth Fund	Bond Fund
Investment income
Dividends (a)	$ 99	$ 42	$ 4,289	$ 443	$ 14,190	$ 832	$ 201
Foreign taxes withheld	-	(46)	(4)	(5)	(1,721)	(2)	-
Interest	30,564	4,361	-	-	112	-	29,429
Securities lending	79	1	99	-	666	90	546
Total investment income	30,742	4,358	4,384	438	13,247	920	30,176

Expenses
Advisory fees	3,778	652	1,370	223	2,708	846	2,816
Administrative fees	641	130	189	37	608	121	669
12b-1 fee (Class A)	1,282	174	367	50	810	242	1,336
Legal fees	7	1	2	-	5	1	8
Trustee fees	23	2	6	-	14	4	24
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	16	10	4	-	17	3	15
Total expenses	5,747	969	1,938	310	4,162	1,217	4,868
Net investment income (loss)	24,995	3,389	2,446	128	9,085	(297)	25,308

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	6,340	2,838	(19,619)	(958)	(66,119)	(20,444)	(1,365)
Affiliated investments	-	-	-	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	4,141	491	-	(287)	-	-	-
Foreign currency related items	483	2,122	-	(102)	6,185	-	-
Futures contracts	5,445	-	-	(773)	423	-	-
Option contracts	-	-	-	(130)	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	88	-	-	12	-
Net change in unrealized appreciation or depreciation on:
Investments	47,104	5,061	75,527	3,732	163,632	65,912	(1,382)
Swap agreements	1,206	(267)	-	(2)	-	-	-
Foreign currency related items	(47)	720	-	(5)	(722)	-	-
Futures contracts	(6,119)	-	-	-	(172)	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	58,553	10,965	55,996	1,475	103,227	45,480	(2,747)

Net increase (decrease) in net assets from operations	$ 83,548	$ 14,354	$ 58,442	$ 1,603	$ 112,312	$ 45,183	$ 22,561

(a) Dividends from affiliated investments	$ 120	$ 43	$ 50	$ 4	$ 90	$ 38	$ 259
(b) Period from September 28, 2009 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

							JNL/Mellon
					JNL/Mellon	JNL/Mellon	Capital
	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G	Capital	Capital	Management
	Emerging	Mid Cap	Global Basics	Global Leaders	Management	Management	European 30
	Markets Fund	Equity Fund	Fund	Fund	10 X 10 Fund	Index 5 Fund	Fund
Investment income
Dividends (a)	$ 13,969	$ 2,439	$ 229	$ 213	$ 4,517	$ 2,941	$ 220
Foreign taxes withheld	(991)	-	(14)	(17)	-	-	(28)
Interest	1	-	-	-	-	-	-
Securities lending	275	80	2	-	-	-	3
Total investment income	13,254	2,519	217	196	4,517	2,941	195

Expenses
Advisory fees	3,689	961	110	80	-	-	20
Administrative fees	612	134	19	14	69	59	11
12b-1 fee (Class A)	816	267	26	19	-	-	11
Legal fees	4	2	-	-	2	1	-
Trustee fees	12	5	-	-	5	4	-
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	37	3	1	1	2	2	-
Total expenses	5,170	1,372	156	114	78	66	42
Net investment income (loss)	8,084	1,147	61	82	4,439	2,875	153

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(63,077)	(18,625)	90	258	-	-	517
Affiliated investments	-	-	-	-	(15,664)	(5,697)	-
Distributions from affiliated investment companies	-	-	-	-	108	222	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	(2,528)	-	24	1	-	-	(3)
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	37	63	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments	261,016	62,130	4,861	2,759	47,726	35,129	1,330
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	53	-	-	1	-	-	1
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	195,501	43,568	4,975	3,019	32,170	29,654	1,845

Net increase (decrease) in net assets from operations	$ 203,585	$ 44,715	$ 5,036	$ 3,101	$ 36,609	$ 32,529	$ 1,998

(a) Dividends from affiliated investments	$ 83	$ 24	$ 3	$ 2	$ 4,517	$ 2,941	$ 3

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Pacific Rim 30	S&P 500	S&P 400 MidCap	Small Cap	International	Bond Index	Global Alpha
	Fund	Index Fund	Index Fund	Index Fund	Index Fund	Fund	Fund (b)
Investment income
Dividends (a)	$ 240	$ 14,714	$ 6,342	$ 5,066	$ 16,815	$ 49	$ 1
Foreign taxes withheld	(5)	-	-	-	(1,734)	-	-
Interest	-	2	1	11	1	22,167	8
Securities lending	1	441	502	816	774	494	-
Total investment income	236	15,157	6,845	5,893	15,856	22,710	9

Expenses
Advisory fees	32	1,780	1,012	1,009	1,489	1,559	118
Administrative fees	18	642	349	348	761	532	18
12b-1 fee (Class A)	17	1,265	690	689	986	1,059	24
Legal fees	-	7	4	4	5	5	-
Trustee fees	-	22	12	12	17	18	-
License fees	-	85	43	48	225	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	-	14	7	9	10	10	-
Total expenses	67	3,815	2,117	2,119	3,493	3,183	160
Net investment income (loss)	169	11,342	4,728	3,774	12,363	19,527	(151)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	563	(1,725)	(6,261)	(20,517)	(6,652)	(75)	-
Affiliated investments	-	(2)	-	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	10	-	-	-	1,703	-	(116)
Futures contracts	-	4,055	2,566	1,354	4,502	-	119
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	7	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments	1,634	158,323	117,419	119,841	132,529	9,023	-
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	(821)	-	(158)
Futures contracts	-	69	(140)	536	(36)	-	(421)
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	2,207	160,720	113,584	101,221	131,225	8,948	(576)

Net increase (decrease) in net assets from operations	$ 2,376	$ 172,062	$ 118,312	$ 104,995	$ 143,588	$ 28,475	$ (727)

(a) Dividends from affiliated investments	$ 2	$ 528	$ 521	$ 834	$ 843	$ 532	$ 1
(b) Period from September 28, 2009 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/					JNL/PPM	JNL/PPM
	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	America	America
	Global	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap
	Growth Fund	Fund	Fund	Fund	Bond Fund	Bond Fund	Value Fund
Investment income
Dividends (a)	$ 4,895	$ 907	$ 1,565	$ 210	$ 1,299	$ 1,095	$ 203
Foreign taxes withheld	(440)	(93)	(176)	-	-	-	-
Interest	8	1	24	29,689	82,866	33,981	-
Securities lending	312	71	77	68	192	229	1
Total investment income	4,775	886	1,490	29,967	84,357	35,305	204

Expenses
Advisory fees	1,486	462	971	4,282	8,710	1,720	84
Administrative fees	319	77	216	858	1,742	366	11
12b-1 fee (Class A)	424	103	216	1,715	3,460	722	22
Legal fees	2	-	1	10	19	4	-
Trustee fees	7	1	3	31	60	12	1
License fees	-	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	14	7	28	22	35	7	-
Total expenses	2,252	650	1,435	6,918	14,026	2,831	118
Net investment income (loss)	2,523	236	55	23,049	70,331	32,474	86

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(6,323)	940	10,675	104,007	35,643	(20,028)	(552)
Affiliated investments	-	-	-	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	-	-	-	(11,426)	(938)	-	-
Foreign currency related items	(203)	(104)	(312)	(2,430)	(2,080)	-	-
Futures contracts	-	-	-	11,116	30,672	-	-
Option contracts	-	-	-	1,617	(631)	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	3
Net change in unrealized appreciation or depreciation on:
Investments	76,302	18,791	40,779	(7,195)	101,154	123,546	4,567
Swap agreements	-	-	-	20,648	21,136	-	-
Foreign currency related items	2	-	11	2,429	4,580	-	-
Futures contracts	-	-	-	(8,242)	(26,238)	-	-
Option contracts	-	-	-	988	7,335	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	69,778	19,627	51,153	111,512	170,633	103,518	4,018

Net increase (decrease) in net assets from operations	$ 72,301	$ 19,863	$ 51,208	$ 134,561	$ 240,964	$ 135,992	$ 4,104

(a) Dividends from affiliated investments	$ 64	$ 60	$ 43	$ 76	$ 231	$ 145	$ 2

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/PPM				JNL/S&P	JNL/S&P	JNL/S&P
	America		JNL/PPM	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P
	Small Cap		America Value	Listed Private	Conservative	Moderate	Moderate	Managed
	Value Fund		Equity Fund	Equity Fund	Fund	Fund	Growth Fund	Growth Fund
Investment income
Dividends (a)	$ 203		$ 1,838	$ 2,026	$ 14,282	$ 19,804	$ 29,035	$ 17,693
Foreign taxes withheld	-		-	(103)	-	-	-	-
Interest	-		-	1	-	-	-	-
Securities lending	1		22	23	-	-	-	-
Total investment income	204	#	1,860	1,947	14,282	19,804	29,035	17,693

Expenses
Advisory fees	94		407	778	637	827	1,263	1,079
Administrative fees	13		74	138	251	361	633	518
12b-1 fee (Class A)	20		147	183	-	-	-	-
Legal fees	-		1	1	6	8	14	11
Trustee fees	-		3	2	18	25	44	36
License fees	-		-	-	-	-	-	-
Dividends on securities sold short	-		-	-	-	-	-	-
Short holdings borrowing fees	-		-	-	-	-	-	-
Other expenses	-		5	1	10	15	26	21
Total expenses	127		637	1,103	922	1,236	1,980	1,665
Net investment income (loss)	77		1,223	844	13,360	18,568	27,055	16,028

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(647)		(27,863)	2,944	-	-	-	-
Affiliated investments	-		-	-	(19,953)	(25,909)	(33,584)	(42,110)
Distributions from affiliated investment companies	-		-	-	4,241	5,912	7,036	4,994
Swaps agreements	-		-	-	-	-	-	-
Foreign currency related items	-		-	(57)	-	-	-	-
Futures contracts	-		-	-	-	-	-	-
Option contracts	-		-	-	-	-	-	-
Investment securities sold short	-		-	-	-	-	-	-
Brokerage commissions recaptured	3		5	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments	5,025		51,515	30,145	67,729	126,668	273,961	287,667
Swap agreements	-		-	-	-	-	-	-
Foreign currency related items	-		-	-	-	-	-	-
Futures contracts	-		-	-	-	-	-	-
Option contracts	-		-	-	-	-	-	-
Investment securities sold short	-		-	-	-	-	-	-
Net realized and unrealized gain (loss)	4,381		23,657	33,032	52,017	106,671	247,413	250,551

Net increase (decrease) in net assets from operations	$ 4,458		$ 24,880	$ 33,876	$ 65,377	$ 125,239	$ 274,468	$ 266,579

(a) Dividends from affiliated investments	$ 2		$ 6	$ 30	$ 14,282	$ 19,804	$ 29,035	$ 17,693

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/S&P	JNL/S&P	JNL/S&P
	Managed	Disciplined	Disciplined	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Aggressive	Moderate	Moderate	Disciplined	Competitive	Dividend Income	Intrinsic
	Growth Fund	Fund	Growth Fund	Growth Fund	Advantage Fund	& Growth Fund	Value Fund
Investment income
Dividends (a)	$ 5,778	$ 2,938	$ 3,638	$ 1,499	$ 3,378	$ 5,680	$ 3,298
Foreign taxes withheld	-	-	-	-	-	-	-
Interest	-	1	-	-	-	-	-
Securities lending	-	-	-	-	87	73	77
Total investment income	5,778	2,939	3,638	1,499	3,465	5,753	3,375

Expenses
Advisory fees	589	130	159	64	695	581	638
Administrative fees	229	50	61	24	174	145	159
12b-1 fee (Class A)	-	-	-	-	347	290	319
Legal fees	5	1	1	-	2	1	2
Trustee fees	17	3	4	2	6	5	5
License fees	-	-	-	-	21	18	19
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	10	2	2	1	3	3	3
Total expenses	850	186	227	91	1,248	1,043	1,145
Net investment income (loss)	4,928	2,753	3,411	1,408	2,217	4,710	2,230

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	-	-	-	-	32,235	19,690	59,957
Affiliated investments	(40,483)	(4,516)	(14,204)	(8,235)	-	-	-
Distributions from affiliated investment companies	1,807	40	39	14	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation on:
Investments	162,066	21,725	39,827	20,449	28,899	16,445	14,071
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	123,390	17,249	25,662	12,228	61,134	36,135	74,028

Net increase (decrease) in net assets from operations	$ 128,318	$ 20,002	$ 29,073	$ 13,636	$ 63,351	$ 40,845	$ 76,258

(a) Dividends from affiliated investments	$ 5,778	$ 2,938	$ 3,638	$ 1,499	$ 92	$ 76	$ 82

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

						JNL/T. Rowe	JNL/T. Rowe
	JNL/S&P		JNL/Select	JNL/Select		Price	Price
	Total	JNL/S&P 4	Balanced	Money	JNL/Select	Established	Mid-Cap
	Yield Fund	Fund	Fund	Market Fund	Value Fund	Growth Fund	Growth Fund
Investment income
Dividends (a)	$ 2,930	$ 108	$ 10,279	$ 1	$ 14,373	$ 6,797	$ 3,639
Foreign taxes withheld	-	-	(114)	-	(58)	(130)	(29)
Interest	-	-	7,573	8,141	-	1	-
Securities lending	138	-	400	-	59	335	951
Total investment income	3,068	108	18,138	8,142	14,374	7,003	4,561

Expenses
Advisory fees	614	-	2,586	3,363	3,012	4,092	4,278
Administrative fees	153	211	548	1,285	582	685	600
12b-1 fee (Class A)	307	-	1,095	2,556	1,140	1,320	1,155
Legal fees	2	4	6	16	6	8	6
Trustee fees	5	14	19	51	21	24	21
License fees	19	-	-	-	-	-	-
Dividends on securities sold short	-	-	-	-	-	-	-
Short holdings borrowing fees	-	-	-	-	-	-	-
Other expenses	3	10	12	35	13	25	12
Total expenses	1,103	239	4,266	7,306	4,774	6,154	6,072
Expense waiver (Class A)	-	-	-	(1,232)	-	-	-
Net expenses	1,103	239	4,266	6,074	4,774	6,154	6,072
Net investment income	1,965	(131)	13,872	2,068	9,600	849	(1,511)

Net realized gain (loss) on:
Unaffiliated investments	40,287	-	(24,539)	-	(61,230)	(92,849)	(16,199)
Affiliated investments	-	(10,383)	-	-	-	-	-
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Swaps agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	-	(18)	-
Futures contracts	-	-	(46)	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	22	-	28	17	19
Net change in unrealized appreciation or depreciation on:
Investments	12,192	173,760	116,411	-	187,290	341,594	249,683
Swap agreements	-	-	-	-	-	-	-
Foreign currency related items	-	-	-	-	-	1	1
Futures contracts	-	-	-	-	-	-	-
Option contracts	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-

Net realized and unrealized gain (loss)	52,479	163,377	91,848	-	126,088	248,745	233,504

Net increase (decrease) in net assets from operations	$ 54,444	$ 163,246	$ 105,720	$ 2,068	$ 135,688	$ 249,594	$ 231,993

(a) Dividends from affiliated investments	$ 143	$ 108	$ 190	$ -	$ 89	$ 92	$ 282

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2009

	JNL/T. Rowe
	Price Short-	JNL/T. Rowe
	Term	Price
	Bond Fund	Value Fund
Investment income
Dividends (a)	$ 99	$ 14,619
Foreign taxes withheld	-	(175)
Interest	12,265	208
Securities lending	142	348
Total investment income	12,506	15,000

Expenses
Advisory fees	1,639	3,451
Administrative fees	379	524
12b-1 fee (Class A)	757	1,048
Legal fees	4	6
Trustee fees	13	18
License fees	-	-
Dividends on securities sold short	-	-
Short holdings borrowing fees	-	-
Other expenses	8	11
Total expenses	2,800	5,058
Expense waiver	-	-
Net expenses	2,800	5,058
Net investment income	9,706	9,942

Net realized gain (loss) on:
Unaffiliated investments	(21,478)	(40,984)
Affiliated investments	39	249
Distributions from affiliated investment companies	-	-
Swaps agreements	(345)	-
Foreign currency related items	(7)	9
Futures contracts	4,645	-
Option contracts	-	-
Investment securities sold short	-	-
Brokerage commissions recaptured	-	8
Net change in unrealized appreciation or depreciation on:
Investments	35,764	204,681
Swap agreements	1,371	-
Foreign currency related items	(81)	(1)
Futures contracts	(3,095)	-
Option contracts	-	-
Investment securities sold short	-	-
Net realized and unrealized gain (loss)	16,813	163,962

Net increase (decrease) in net assets from operations	$ 26,519	$ 173,904

(a) Dividends from affiliated investments	$ 115	$ 581

See accompanying Notes to Financial Statements.

JNL Series Trust
Statement of Cash Flows (in thousands)
For the Year Ended December 31, 2009

JNL/Credit
Suisse Long/
Short Fund
Cash flows from operating activities
Net increase in net assets from operations	$ 20,338
Adjustments to reconcile net increase in net assets from operations to net cash flow used in operating activities:
Purchase of investment securities	(545,716)
Proceeds from sales and maturities	505,254
Net purchases of short-term investments	(3,898)
Proceeds from securities sold short	93,946
Purchases to cover securities sold short	(77,809)
Increase in investment securities sold receivable	(3,057)
Increase in investment securities purchased payable	1,869
Increase in dividends and interest receivable	(19)
Increase in accrued expenses	49
Increase in dividends on securities sold short and interest payable .	15
Change in unrealized appreciation (depreciation) on investments	(5,946)
Net realized gain on investments	(13,712)

Net cash flow used in operating activities	(28,686)

Cash flows from financing activities
Net proceeds from capital share transactions	28,686
Net cash flow provided by financing activities	28,686

Net increase in cash	-
Cash at beginning of year	-

Cash at end of year	$ -

Supplemental disclosure of operating activities:
Interest payments during the period were $58.

Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions $570.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL	JNL	JNL	JNL	JNL/AIM		JNL/AIM	JNL/AIM
	Institutional Alt	Institutional Alt	Institutional Alt	Institutional Alt	International		Large Cap	Global Real
Operations	20 Fund (b)	35 Fund (b)	50 Fund (b)	65 Fund (b)	Growth Fund		Growth Fund	Estate Fund
Net investment income (loss)	$ 2,705	$ 4,260	$ 5,131	$ 2,990	$ 4,663		$ 2,065	$ 5,732
Net realized gain (loss)	242	794	1,574	1,857	(44,638)		(30,614)	(12,501)
Net change in unrealized appreciation (depreciation)	8,997	17,516	17,922	10,341	136,861		138,511	74,282
Net increase (decrease) in net assets
from operations	11,944	22,570	24,627	15,188	96,886		109,962	67,513

Distributions to shareholders
From net investment income
Class A	-	-	-	-	(6,883)		(1,465)	(6,177)
Class B	-	-	-	-	(7)		(2)	(8)
From net realized gains
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Total distributions to shareholders	-	-	-	-	(6,890)		(1,467)	(6,185)

Share transactions¹
Proceeds from the sale of shares
Class A	199,802	298,773	356,850	235,122	197,079	(a)	303,951	193,414
Class B	-	-	-	-	1,140	(a)	226	257
Proceeds in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	-	-	-	-	6,883		1,465	6,177
Class B	-	-	-	-	7		2	8
Cost of shares redeemed
Class A	(12,230)	(12,827)	(19,961)	(20,497)	(112,975)		(140,475)	(63,093)
Class B	-	-	-	-	(9,464)		(151)	(248)
Net increase (decrease) in net assets from
share transactions	187,572	285,946	336,889	214,625	82,670		165,018	136,515

Net increase (decrease) in net assets	199,516	308,516	361,516	229,813	172,666		273,513	197,843

Net assets beginning of year	-	-	-	-	259,315		351,230	145,512

Net assets end of year	$ 199,516	$ 308,516	$ 361,516	$ 229,813	$ 431,981		$ 624,743	$ 343,355

Undistributed (excess of distributions over)
net investment income	$ 2,749	$ 4,330	$ 5,229	$ 3,056	$ 2,774		$ 2,176	$ 10,130

¹Share transactions
Shares sold
Class A	16,682	24,301	28,185	17,990	24,272		32,611	29,777
Class B	-	-	-	-	160		24	43
Shares issued in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	-	-	-	-	752		139	833
Class B	-	-	-	-	1		-	1
Shares redeemed
Class A	(1,010)	(1,008)	(1,535)	(1,535)	(14,817)		(15,172)	(10,142)
Class B	-	-	-	-	(1,458)		(16)	(41)
Net increase (decrease)
Class A	15,672	23,293	26,650	16,455	10,207		17,578	20,468

Class B	-	-	-	-	(1,297)		8	3

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 192,833	$ 298,630	$ 360,201	$ 238,403	$ 151,135		$ 418,014	$ 261,679
Proceeds from sales of securities	2,476	8,298	18,020	20,683	72,569		247,349	131,270

(a) Amount includes $826 for Class A and $1 for Class B received in a class action settlement.
(b) Period from April 6, 2009 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

		JNL/Capital		JNL/Capital		JNL/Capital	JNL/Capital	JNL/Credit
	JNL/AIM	Guardian		Guardian		Guardian	Guardian	Suisse		JNL/Credit
	Small Cap	Global Balanced		Global Diversified		International Small	U.S. Growth	Commodity		Suisse Long/
Operations	Growth Fund	Fund		Research Fund		Cap Fund	Equity Fund	Securities Fund		Short Fund
Net investment income (loss)	$ (106)	$ 3,990		$ 2,167		$ 525	$ 1,987	$ 3,410		$ 680
Net realized gain (loss)	(598)	(27,982)		(41,649)		(11,506)	(53,049)	(98,798)		13,712
Net change in unrealized appreciation (depreciation)	19,603	68,222		109,226		42,382	164,017	249,014		5,946
Net increase (decrease) in net assets
from operations	18,899	44,230		69,744		31,401	112,955	153,626		20,338

Distributions to shareholders
From net investment income
Class A	-	(5,555)		(4,295)		(1,563)	(673)	(4,270)		(569)
Class B	-	(9)		(5)		(3)	(1)	(4)		(1)
From net realized gains
Class A	-	-		-		-	-	-		-
Class B	-	-		-		-	-	-		-
Total distributions to shareholders	-	(5,564)		(4,300)		(1,566)	(674)	(4,274)		(570)

Share transactions¹
Proceeds from the sale of shares
Class A	59,643	114,399		178,185	(a)	98,520	380,864	438,567		108,225
Class B	85	235		191	(a)	225	252	422		49
Proceeds in connection with acquisition
Class A	-	-		-		-	-	-		-
Class B	-	-		-		-	-	-		-
Reinvestment of distributions
Class A	-	5,555		4,295		1,563	673	4,270		569
Class B	-	9		5		3	1	4		1
Cost of shares redeemed
Class A	(26,024)	(62,337)		(78,384)		(30,618)	(134,589)	(165,603)		(80,109)
Class B	(70)	(71)		(98)		(141)	(175)	(287)		(22)
Net increase (decrease) in net assets from
share transactions	33,634	57,790		104,194		69,552	247,026	277,373		28,713

Net increase (decrease) in net assets	52,533	96,456		169,638		99,387	359,307	426,725		48,481

Net assets beginning of year	40,417	183,761		163,268		44,835	195,981	214,921		41,972

Net assets end of year	$ 92,950	$ 280,217		$ 332,906		$ 144,222	$ 555,288	$ 641,646		$ 90,453

Undistributed (excess of distributions over)
net investment income	$ 22	$ 3,071		$ 2,000		$ 459	$ 1,985	$ 2,536		$ 670

¹Share transactions
Shares sold
Class A	6,848	14,311		9,514		16,053	23,918	55,480		16,819
Class B	9	28		10		35	15	54		7
Shares issued in connection with acquisition
Class A	-	-		-		-	-	-		-
Class B	-	-		-		-	-	-		-
Reinvestment of distributions
Class A	-	632		208		227	36	465		76
Class B	-	1		-		-	-	1		-
Shares redeemed
Class A	(3,041)	(8,199)		(4,466)		(5,134)	(8,500)	(21,863)		(11,831)
Class B	(8)	(8)		(4)		(21)	(10)	(41)		(4)
Net increase (decrease)
Class A	3,807	6,744		5,256		11,146	15,454	34,082		5,064

Class B	1	21		6		14	5	14		3

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 48,533	$ 208,334	(b)	$ 269,821		$ 95,204	$ 432,361	$ 553,211	(c)	$ 623,525
Proceeds from sales of securities	19,168	158,946	(b)	178,580		35,100	183,673	379,145	(c)	599,200

(a) Amount includes $4,094 for Class A and $4 for Class B received in a class action settlement.
(b) Amount includes $18,592 and $14,646 of purchases and sales, respectively, of U.S. Government Securities.
(c) Amount includes $102,657 and $10,067 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

			JNL/Franklin	JNL/Franklin		JNL/Franklin
	JNL/Eagle	JNL/Eagle	Templeton	Templeton	JNL/Franklin	Templeton	JNL/Franklin
	Core Equity	SmallCap	Founding	Global Growth	Templeton	Mutual Shares	Templeton Small
Operations	Fund	Equity Fund	Strategy Fund	Fund	Income Fund	Fund	Cap Value Fund
Net investment income (loss)	$ 508	$ 678	$ 27,409	$ 4,411	$ 35,167	$ 4,574	$ 1,043
Net realized gain (loss)	(4,024)	(16,530)	(19,615)	(20,493)	(35,898)	(40,846)	(4,734)
Net change in unrealized appreciation (depreciation)	20,688	82,194	172,514	95,128	157,994	114,677	39,541
Net increase (decrease) in net assets
from operations	17,172	66,342	180,308	79,046	157,263	78,405	35,850

Distributions to shareholders
From net investment income
Class A	(841)	-	(449)	(5,599)	(38,686)	(13,019)	(1,068)
Class B	(1)	-	-	(3)	(22)	(9)	(2)
From net realized gains
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(842)	-	(449)	(5,602)	(38,708)	(13,028)	(1,070)

Share transactions¹
Proceeds from the sale of shares
Class A	49,060	141,233	253,297	136,522	290,493	172,726	91,804
Class B	30	209	-	105	179	183	195
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	841	-	449	5,599	38,686	13,019	1,068
Class B	1	-	-	3	22	9	2
Cost of shares redeemed
Class A	(24,636)	(92,166)	(175,647)	(76,035)	(151,675)	(83,452)	(46,420)
Class B	(122)	(213)	-	(90)	(97)	(119)	(141)
Net increase (decrease) in net assets from
share transactions	25,174	49,063	78,099	66,104	177,608	102,366	46,508

Net increase (decrease) in net assets	41,504	115,405	257,958	139,548	296,163	167,743	81,288

Net assets beginning of year	42,782	164,291	580,801	236,176	432,461	256,111	86,538

Net assets end of year	$ 84,286	$ 279,696	$ 838,759	$ 375,724	$ 728,624	$ 423,854	$ 167,826

Undistributed (excess of distributions over)
net investment income	$ 508	$ 676	$ 27,404	$ 4,814	$ 34,982	$ (2,614)	$ 1,041

¹Share transactions
Shares sold
Class A	8,449	10,659	35,998	20,526	34,115	25,477	12,436
Class B	5	15	-	17	21	28	26
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	129	-	55	742	4,196	1,731	124
Class B	-	-	-	-	2	1	-
Shares redeemed
Class A	(4,361)	(7,124)	(25,914)	(11,965)	(18,406)	(12,807)	(6,499)
Class B	(18)	(15)	-	(14)	(12)	(19)	(20)
Net increase (decrease)
Class A	4,217	3,535	10,139	9,303	19,905	14,401	6,061

Class B	(13)	-	-	3	11	10	6

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 43,233	$ 182,856	$ 136,470	$ 82,118	$ 359,517	$ 235,025	$ 39,513
Proceeds from sales of securities	19,574	132,564	31,392	13,688	224,260	156,534	2,534

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/Goldman		JNL/Goldman		JNL/			JNL/JPMorgan
	Sachs Core		Sachs Emerging	JNL/Goldman	Ivy Asset	JNL/JPMorgan	JNL/JPMorgan	U.S. Government
	Plus Bond		Markets Debt	Sachs Mid Cap	Strategy	International	Midcap	& Quality
Operations	Fund		Fund	Value Fund	Fund (a)	Value Fund	Growth Fund	Bond Fund
Net investment income (loss)	$ 24,995		$ 3,389	$ 2,446	$ 128	$ 9,085	$ (297)	$ 25,308
Net realized gain (loss)	16,409		5,451	(19,531)	(2,250)	(59,511)	(20,432)	(1,365)
Net change in unrealized appreciation (depreciation)	42,144		5,514	75,527	3,725	162,738	65,912	(1,382)
Net increase (decrease) in net assets
from operations	83,548		14,354	58,442	1,603	112,312	45,183	22,561

Distributions to shareholders
From net investment income
Class A	(31,680)		(150)	(2,397)	-	(19,862)	-	(17,134)
Class B	(10)		-	(63)	-	(21)	-	(14)
From net realized gains
Class A	(2,939)		-	-	-	-	-	-
Class B	(1)		-	-	-	-	-	-
Total distributions to shareholders	(34,630)		(150)	(2,460)	-	(19,883)	-	(17,148)

Share transactions¹
Proceeds from the sale of shares
Class A	339,012		177,813	160,445	200,801	232,300	58,582	396,612
Class B	131		113	5,703	201	245	42	940
Proceeds in connection with acquisition
Class A	-		-	-	-	-	-	-
Class B	-		-	-	-	-	-	-
Reinvestment of distributions
Class A	34,619		150	2,397	-	19,862	-	17,134
Class B	11		-	63	-	21	-	14
Cost of shares redeemed
Class A	(204,572)		(28,066)	(76,420)	(5,626)	(141,732)	(31,970)	(406,987)
Class B	(112)		(41)	(2,149)	(2)	(272)	(149)	(1,291)
Net increase (decrease) in net assets from
share transactions	169,089		149,969	90,039	195,374	110,424	26,505	6,422

Net increase (decrease) in net assets	218,007		164,173	146,021	196,977	202,853	71,688	11,835

Net assets beginning of year	564,982		29,070	134,704	-	346,837	92,116	681,746

Net assets end of year	$ 782,989		$ 193,243	$ 280,725	$ 196,977	$ 549,690	$ 163,804	$ 693,581

Undistributed (excess of distributions over)
net investment income	$ 24,797		$ 5,800	$ 1,423	$ 26	$ 14,697	$ (5)	$ 24,719

¹Share transactions
Shares sold
Class A	29,330		15,714	22,084	19,460	36,818	4,488	31,731
Class B	12		10	931	19	39	3	72
Shares issued in connection with acquisition
Class A	-		-	-	-	-	-	-
Class B	-		-	-	-	-	-	-
Reinvestment of distributions
Class A	2,951		13	279	-	2,801	-	1,365
Class B	1		-	7	-	3	-	1
Shares redeemed
Class A	(18,035)		(2,485)	(10,893)	(549)	(23,609)	(2,468)	(32,744)
Class B	(10)		(3)	(310)	-	(46)	(10)	(100)
Net increase (decrease)
Class A	14,246		13,242	11,470	18,911	16,010	2,020	352

Class B	3		7	628	19	(4)	(7)	(27)

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 4,207,935	(b)	$ 171,680	$ 287,985	$ 182,298	$ 466,877	$ 118,248	$ 164,578	(c)
Proceeds from sales of securities	4,153,182	(b)	50,095	204,623	12,705	359,692	95,637	82,865	(c)

(a) Period from September 28, 2009 (commencement of operations)
(b) Amounts include $1,534,531 and $1,568,551 of purchases and sales, respectively, of U.S. Government Securities.
(c) Amounts include $153,207 and $78,280 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

							JNL/Mellon
					JNL/Mellon	JNL/Mellon	Capital
	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G	Capital	Capital	Management
	Emerging	Mid Cap	Global Basics	Global Leaders	Management	Management	European 30
Operations	Markets Fund	Equity Fund	Fund	Fund	10 X 10 Fund	Index 5 Fund	Fund
Net investment income (loss)	$ 8,084	$ 1,147	$ 61	$ 82	$ 4,439	$ 2,875	$ 153
Net realized gain (loss)	(65,568)	(18,562)	114	259	(15,556)	(5,475)	514
Net change in unrealized appreciation (depreciation)	261,069	62,130	4,861	2,760	47,726	35,129	1,331
Net increase (decrease) in net assets
from operations	203,585	44,715	5,036	3,101	36,609	32,529	1,998

Distributions to shareholders
From net investment income
Class A	(9,731)	(1,100)	(76)	(94)	(6,552)	(1,700)	(254)
Class B	(11)	(1)	(1)	(1)	-	-	(3)
From net realized gains
Class A	-	-	(144)	-	(6,382)	(1,937)	(571)
Class B	-	-	(1)	-	-	-	(6)
Total distributions to shareholders	(9,742)	(1,101)	(222)	(95)	(12,934)	(3,637)	(834)

Share transactions¹
Proceeds from the sale of shares
Class A	481,395	53,958	29,137	11,004	109,190	147,279	14,684
Class B	639	386	152	11	-	-	7
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	9,731	1,100	220	94	12,934	3,637	825
Class B	11	1	2	1	-	-	9
Cost of shares redeemed
Class A	(160,488)	(59,254)	(9,114)	(1,273)	(51,675)	(35,266)	(5,462)
Class B	(338)	(2,200)	(130)	-	-	-	(2)
Net increase (decrease) in net assets from
share transactions	330,950	(6,009)	20,267	9,837	70,449	115,650	10,061

Net increase (decrease) in net assets	524,793	37,605	25,081	12,843	94,124	144,542	11,225

Net assets beginning of year	211,844	127,292	4,787	4,585	100,370	60,409	2,141

Net assets end of year	$ 736,637	$ 164,897	$ 29,868	$ 17,428	$ 194,494	$ 204,951	$ 13,366

Undistributed (excess of distributions over)
net investment income	$ 4,989	$ 928	$ 8	$ (8)	$ 4,449	$ 2,895	$ (76)

¹Share transactions
Shares sold
Class A	57,759	6,865	2,712	1,093	16,988	20,008	1,355
Class B	77	57	14	1	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	987	118	18	8	1,814	439	74
Class B	1	-	-	-	-	-	1
Shares redeemed
Class A	(20,848)	(7,929)	(868)	(124)	(7,975)	(4,864)	(497)
Class B	(40)	(344)	(11)	-	-	-	-
Net increase (decrease)
Class A	37,898	(946)	1,862	977	10,827	15,583	932

Class B	38	(287)	3	1	-	-	1

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 484,878	$ 101,301	$ 23,880	$ 12,217	$ 77,320	$ 124,183	$ 13,012
Proceeds from sales of securities	187,620	107,944	5,358	3,478	15,253	9,065	3,674

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon		JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital		Capital
	Management	Management	Management	Management	Management	Management		Management
	Pacific Rim 30	S&P 500	S&P 400 MidCap	Small Cap	International	Bond Index		Global Alpha
Operations	Fund	Index Fund	Index Fund	Index Fund	Index Fund	Fund		Fund (a)
Net investment income (loss)	$ 169	$ 11,342	$ 4,728	$ 3,774	$ 12,363	$ 19,527		$ (151)
Net realized gain (loss)	573	2,328	(3,695)	(19,156)	(447)	(75)		3
Net change in unrealized appreciation (depreciation)	1,634	158,392	117,279	120,377	131,672	9,023		(579)
Net increase (decrease) in net assets
from operations	2,376	172,062	118,312	104,995	143,588	28,475		(727)

Distributions to shareholders
From net investment income
Class A	(195)	(11,083)	(4,488)	(3,292)	(15,267)	(19,791)		-
Class B	(2)	(149)	(51)	(32)	(411)	(67)		-
From net realized gains
Class A	(676)	-	-	(2,281)	(48)	(531)		-
Class B	(6)	-	-	(19)	(1)	(2)		-
Total distributions to shareholders	(879)	(11,232)	(4,539)	(5,624)	(15,727)	(20,391)		-

Share transactions¹
Proceeds from the sale of shares
Class A	17,843	419,298	194,952	185,703	372,062	570,482		67,200
Class B	16	4,296	2,561	2,009	12,456	1,618		110
Proceeds in connection with acquisition
Class A	-	94,890	-	63,228	-	-		-
Class B	-	259	-	171	-	-		-
Reinvestment of distributions
Class A	871	11,083	4,488	5,573	15,315	20,322		-
Class B	8	149	51	51	412	69		-
Cost of shares redeemed
Class A	(6,869)	(240,768)	(126,638)	(123,990)	(158,550)	(184,946)		(4,199)
Class B	(2)	(4,801)	(1,906)	(1,494)	(5,141)	(694)		-
Net increase (decrease) in net assets from
share transactions	11,867	284,406	73,508	131,251	236,554	406,851		63,111

Net increase (decrease) in net assets	13,364	445,236	187,281	230,622	364,415	414,935		62,384

Net assets beginning of year	3,397	466,042	287,039	243,743	375,624	380,835		-

Net assets end of year	$ 16,761	$ 911,278	$ 474,320	$ 474,365	$ 740,039	$ 795,770		$ 62,384

Undistributed (excess of distributions over)
net investment income	$ (18)	$ 619	$ 4,045	$ 3,772	$ 3,094	$ 9,215		$ 147

¹Share transactions
Shares sold
Class A	1,663	52,379	20,952	22,046	35,696	49,872		6,723
Class B	1	558	289	242	1,348	139		11
Shares issued in connection with acquisition
Class A	-	12,047	-	8,656	-	-		-
Class B	-	33	-	23	-	-		-
Reinvestment of distributions
Class A	77	1,188	400	573	1,301	1,772		-
Class B	1	16	4	5	34	6		-
Shares redeemed
Class A	(608)	(30,260)	(14,100)	(14,694)	(15,598)	(16,298)		(421)
Class B	-	(618)	(207)	(170)	(536)	(60)		-
Net increase (decrease)
Class A	1,132	35,354	7,252	16,581	21,399	35,346		6,302

Class B	2	(11)	86	100	846	85		11

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 15,169	$ 302,812	$ 119,362	$ 173,230	$ 246,482	$ 922,816	(b)	$ -
Proceeds from sales of securities	4,091	27,617	49,119	57,318	11,057	523,179	(b)	-

(a) Period from September 28, 2009 (commencement of operations)
(b) Amounts include $664,564 and $372,890 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/							JNL/PPM	JNL/PPM
	Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO		JNL/PIMCO		America	America
	Global	Asia ex-Japan	China-India	Real Return		Total Return		High Yield	Mid Cap
Operations	Growth Fund	Fund	Fund	Fund		Bond Fund		Bond Fund	Value Fund
Net investment income (loss)	$ 2,523	$ 236	$ 55	$ 23,049		$ 70,331		$ 32,474	$ 86
Net realized gain (loss)	(6,526)	836	10,363	102,884		62,666		(20,028)	(549)
Net change in unrealized appreciation (depreciation)	76,304	18,791	40,790	8,628		107,967		123,546	4,567
Net increase (decrease) in net assets
from operations	72,301	19,863	51,208	134,561		240,964		135,992	4,104

Distributions to shareholders
From net investment income
Class A	(3,556)	(5)	-	(26,832)		(52,191)		(32,079)	(76)
Class B	(7)	-	-	(6)		(321)		(315)	-
From net realized gains
Class A	(14,477)	-	-	-		(55,522)		-	-
Class B	(25)	-	-	-		(322)		-	-
Total distributions to shareholders	(18,065)	(5)	-	(26,838)		(108,356)		(32,394)	(76)

Share transactions¹
Proceeds from the sale of shares
Class A	102,650	120,875	234,537	819,629		1,301,149		483,716	21,759
Class B	136	62	429	378		5,965		2,730	8
Proceeds in connection with acquisition
Class A	-	-	-	-		-		-	-
Class B	-	-	-	-		-		-	-
Reinvestment of distributions
Class A	18,033	5	-	26,832		107,713		32,079	76
Class B	32	-	-	6		643		315	-
Cost of shares redeemed
Class A	(60,924)	(40,143)	(78,162)	(428,252)		(517,672)		(239,406)	(10,826)
Class B	(108)	(31)	(331)	(539)		(3,457)		(1,820)	(2)
Net increase in net assets from share
transactions	59,819	80,768	156,473	418,054		894,341		277,614	11,015

Net increase in net assets	114,055	100,626	207,681	525,777		1,026,949		381,212	15,043

Net assets beginning of year	176,424	7,784	26,055	664,288		1,335,631		191,290	5,069

Net assets end of year	$ 290,479	$ 108,410	$ 233,736	$ 1,190,065		$ 2,362,580		$ 572,502	$ 20,112

Undistributed (excess of distributions over)
net investment income	$ 2,177	$ 133	$ (94)	$ 23,571		$ 13,156		$ 2,997	$ 2

¹Share transactions
Shares sold
Class A	12,284	17,242	36,231	74,128		107,536		89,094	3,236
Class B	16	8	62	34		471		474	1
Shares issued in connection with acquisition
Class A	-	-	-	-		-		-	-
Class B	-	-	-	-		-		-	-
Reinvestment of distributions
Class A	1,990	1	-	2,311		8,793		5,275	9
Class B	4	-	-	1		50		47	-
Shares redeemed
Class A	(7,695)	(5,551)	(12,099)	(39,314)		(43,458)		(44,372)	(1,711)
Class B	(13)	(4)	(47)	(49)		(274)		(307)	-
Net increase								-
Class A	6,579	11,692	24,132	37,125		72,871		49,997	1,534

Class B	7	4	15	(14)		247		214	1

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 83,055	$ 97,816	$ 224,610	$ 10,624,029	(a)	$ 10,623,069	(b)	$ 433,423	$ 20,878
Proceeds from sales of securities	42,623	19,604	75,555	10,682,988	(a)	11,030,293	(b)	168,654	9,967

(a) Amounts include $9,056,244 and $9,110,195 of purchases and sales, respectively, of U.S. Government Securities.
(b) Amounts include $2,653,491 and $2,445,715 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/PPM				JNL/S&P	JNL/S&P	JNL/S&P
	America		JNL/PPM	JNL/Red Rocks	Managed	Managed	Managed	JNL/S&P
	Small Cap		America Value	Listed Private	Conservative	Moderate	Moderate	Managed
Operations	Value Fund		Equity Fund	Equity Fund	Fund	Fund	Growth Fund	Growth Fund
Net investment income (loss)	$ 77		$ 1,223	$ 844	$ 13,360	$ 18,568	$ 27,055	$ 16,028
Net realized gain (loss)	(644)		(27,858)	2,887	(15,712)	(19,997)	(26,548)	(37,116)
Net change in unrealized appreciation (depreciation)	5,025		51,515	30,145	67,729	126,668	273,961	287,667
Net increase (decrease) in net assets
from operations	4,458		24,880	33,876	65,377	125,239	274,468	266,579

Distributions to shareholders
From net investment income
Class A	(54)		(4,058)	(6,449)	(10,219)	(11,077)	(10,776)	(23,405)
Class B	(18)		(32)	(4)	-	-	-	-
From net realized gains
Class A	-		-	(322)	(5,948)	(11,102)	(40,252)	(44,252)
Class B	-		-	-	-	-	-	-
Total distributions to shareholders	(72)		(4,090)	(6,775)	(16,167)	(22,179)	(51,028)	(67,657)

Share transactions¹
Proceeds from the sale of shares
Class A	16,964		34,983	206,438	344,525	466,824	738,915	634,896
Class B	3,701		972	92	-	-	-	-
Proceeds in connection with acquisition
Class A	-		-	-	-	66,649	51,820	45,206
Class B	-		-	-	-	-	-	-
Reinvestment of distributions
Class A	54		4,058	6,771	16,167	22,179	51,028	67,657
Class B	18		32	4	-	-	-	-
Cost of shares redeemed
Class A	(12,638)		(53,873)	(31,671)	(193,370)	(194,992)	(288,180)	(275,722)
Class B	(1,217)		(473)	(37)	-	-	-	-
Net increase in net assets from share
transactions	6,882		(14,301)	181,597	167,322	360,660	553,583	472,037

Net increase in net assets	11,268		6,489	208,698	216,532	463,720	777,023	670,959

Net assets beginning of year	8,443		87,846	15,331	407,426	557,615	997,961	808,800

Net assets end of year	$ 19,711		$ 94,335	$ 224,029	$ 623,958	$ 1,021,335	$ 1,774,984	$ 1,479,759

Undistributed (excess of distributions over)
net investment income	$ 3		$ 1,221	$ (4,068)	$ 9,756	$ 15,205	$ 30,911	$ 17,970

¹Share transactions
Shares sold
Class A	2,378	#	4,183	28,778	34,656	47,654	75,284	70,313
Class B	625	#	110	12	-	-	-	-
Shares issued in connection with acquisition
Class A	-		-	-	-	6,456	4,985	4,691
Class B	-		-	-	-	-	-	-
Reinvestment of distributions
Class A	7		392	844	1,560	2,124	4,823	6,932
Class B	2		3	1	-	-	-	-
Shares redeemed
Class A	(1,824)		(7,211)	(4,320)	(19,474)	(20,288)	(30,257)	(31,437)
Class B	(182)		(59)	(5)	-	-	-	-
Net increase
Class A	561		(2,636)	25,302	16,742	35,946	54,835	50,499

Class B	445		54	8	-	-	-	-

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 21,035		$ 46,689	$ 203,304	$ 195,704	$ 379,679	$ 563,493	$ 450,556
Proceeds from sales of securities	14,201		63,884	30,438	55,830	46,920	60,414	84,540

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/S&P	JNL/S&P	JNL/S&P
	Managed	Disciplined	Disciplined	JNL/S&P	JNL/S&P	JNL/S&P	JNL/S&P
	Aggressive	Moderate	Moderate	Disciplined	Competitive	Dividend Income	Intrinsic
Operations	Growth Fund	Fund	Growth Fund	Growth Fund	Advantage Fund	& Growth Fund	Value Fund
Net investment income (loss)	$ 4,928	$ 2,753	$ 3,411	$ 1,408	$ 2,217	$ 4,710	$ 2,230
Net realized gain (loss)	(38,676)	(4,476)	(14,165)	(8,221)	32,235	19,690	59,957
Net change in unrealized appreciation (depreciation)	162,066	21,725	39,827	20,449	28,899	16,445	14,071
Net increase (decrease) in net assets
from operations	128,318	20,002	29,073	13,636	63,351	40,845	76,258

Distributions to shareholders
From net investment income
Class A	(11,203)	(2,845)	(3,991)	(1,712)	(27)	(57)	(46)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	(17,264)	(1,066)	(2,254)	(992)	-	-	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(28,467)	(3,911)	(6,245)	(2,704)	(27)	(57)	(46)

Share transactions¹
Proceeds from the sale of shares
Class A	214,398	117,823	137,951	64,478	203,923	152,566	177,653
Class B	-	-	-	-	245	146	570
Proceeds in connection with acquisition
Class A	-	1,090	570	537	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	28,467	3,911	6,245	2,704	27	57	46
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(174,566)	(28,522)	(35,681)	(23,921)	(102,965)	(55,322)	(103,954)
Class B	-	-	-	-	(222)	(134)	(519)
Net increase in net assets from share
transactions	68,299	94,302	109,085	43,798	101,008	97,313	73,796

Net increase in net assets	168,150	110,393	131,913	54,730	164,332	138,101	150,008

Net assets beginning of year	414,718	58,062	74,452	26,133	90,413	101,449	96,678

Net assets end of year	$ 582,868	$ 168,455	$ 206,365	$ 80,863	$ 254,745	$ 239,550	$ 246,686

Undistributed (excess of distributions over)
net investment income	$ 4,931	$ 2,774	$ 3,418	$ 1,408	$ 2,217	$ 4,709	$ 2,231

¹Share transactions
Shares sold
Class A	22,539	14,212	18,845	9,454	24,661	21,138	23,337
Class B	-	-	-	-	28	19	65
Shares issued in connection with acquisition
Class A	-	146	89	91	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,709	439	775	357	2	6	5
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(18,923)	(3,471)	(5,171)	(3,466)	(12,186)	(7,997)	(13,612)
Class B	-	-	-	-	(25)	(18)	(59)
Net increase
Class A	6,325	11,326	14,538	6,436	12,477	13,147	9,730

Class B	-	-	-	-	3	1	6

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 111,737	$ 92,161	$ 111,220	$ 51,010	$ 275,870	$ 222,148	$ 314,981
Proceeds from sales of securities	86,826	11,330	18,692	11,766	173,641	120,973	240,647

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

								JNL/T. Rowe	JNL/T. Rowe
	JNL/S&P		JNL/Select		JNL/Select			Price	Price
	Total	JNL/S&P 4	Balanced		Money		JNL/Select	Established	Mid-Cap
Operations	Yield Fund	Fund	Fund		Market Fund		Value Fund	Growth Fund	Growth Fund
Net investment income (loss)	$ 1,965	$ (131)	$ 13,872		$ 2,068		$ 9,600	$ 849	$ (1,511)
Net realized gain (loss)	40,287	(10,383)	(24,563)		-		(61,202)	(92,850)	(16,180)
Net change in unrealized appreciation (depreciation)	12,192	173,760	116,411		-		187,290	341,595	249,684
Net increase (decrease) in net assets
from operations	54,444	163,246	105,720		2,068		135,688	249,594	231,993

Distributions to shareholders
From net investment income
Class A	(33)	(5,191)	(15,778)		(2,055)		(10,148)	(2,134)	-
Class B	-	-	(20)		(13)		(206)	(126)	-
From net realized gains
Class A	-	(5)	-		-		-	-	(136)
Class B	-	-	-		-		-	-	(4)
From return of capital
Class A	-	-	-		-		-	-	(281)
Class B	-	-	-		-		-	-	(10)
Total distributions to shareholders	(33)	(5,196)	(15,798)		(2,068)		(10,354)	(2,260)	(431)
Share transactions¹
Proceeds from the sale of shares
Class A	147,225	362,194	332,082		1,252,932		304,692	352,768	342,393
Class B	221	-	224		7,934		2,859	4,221	5,066
Proceeds in connection with acquisition
Class A	-	-	-		-		-	-	-
Class B	-	-	-		-		-	-	-
Reinvestment of distributions
Class A	33	5,196	15,778		2,055		10,148	2,134	417
Class B	-	-	20		13		206	126	14
Cost of shares redeemed
Class A	(92,265)	(163,218)	(155,903)		(1,454,529)		(160,319)	(258,030)	(169,644)
Class B	(278)	-	(171)		(7,898)		(2,388)	(3,069)	(3,537)

Net increase (decrease) in net assets from

share transactions	54,936	204,172	192,030		(199,493)		155,198	98,150	174,709

Net increase (decrease) in net assets	109,347	362,222	281,952		(199,493)		280,532	345,484	406,271

Net assets beginning of year	103,689	265,183	455,767		1,347,274		495,701	601,372	442,995
Net assets end of year	$ 213,036	$ 627,405	$ 737,719		$ 1,147,781		$ 776,233	$ 946,856	$ 849,266

Undistributed (excess of distributions over)
net investment income	$ 1,965	$ (4)	$ 13,925		$ (3)		$ 9,584	$ 539	$ (16)
¹Share transactions
Shares sold
Class A	19,966	47,871	24,199		1,252,931		22,529	23,009	17,145
Class B	26	-	16		7,934		220	303	275
Shares issued in connection with acquisition
Class A	-	-	-		-		-	-	-
Class B	-	-	-		-		-	-	-
Reinvestment of distributions
Class A	3	547	1,049		2,055		663	120	18
Class B	-	-	1		13		13	7	1
Shares redeemed
Class A	(12,835)	(21,739)	(11,687)		(1,454,531)		(12,220)	(18,504)	(8,891)
Class B	(34)	-	(12)		(7,898)		(181)	(208)	(186)

Net increase (decrease)

Class A	7,134	26,679	13,561		(199,545)		10,972	4,625	8,272

Class B	(8)	-	5		49		52	102	90

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 247,940	$ 249,429	$ 586,212	(a)	$ 93,844	(b)	$ 383,098	$ 529,617	$ 329,090
Proceeds from sales of securities	191,272	50,560	423,934	(a)	28,355	(b)	234,591	420,991	180,890

(a) Amounts include $129,427 and $76,181 of purchases and sales, respectively, of U.S. Government Securities.
(b) Amounts include $68,035 and $20,000 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2009

	JNL/T. Rowe
	Price Short-		JNL/T. Rowe
	Term Bond		Price
Operations	Fund		Value Fund
Net investment income (loss)	$ 9,706		$ 9,942
Net realized gain (loss)	(17,146)		(40,718)
Net change in unrealized appreciation (depreciation)	33,959		204,680
Net increase (decrease) in net assets
from operations	26,519		173,904

Distributions to shareholders
From net investment income
Class A	(13,181)		(9,641)
Class B	(6)		(8)
From net realized gains
Class A	(4,268)		-
Class B	(2)		-
Total distributions to shareholders	(17,457)		(9,649)

Share transactions¹
Proceeds from the sale of shares
Class A	329,418		311,003
Class B	197		155
Proceeds in connection with acquisition
Class A	-		-
Class B	-		-
Reinvestment of distributions
Class A	17,449		9,641
Class B	8		8
Cost of shares redeemed
Class A	(166,506)		(169,622)
Class B	(44)		(140)
Net increase (decrease) in net assets from
share transactions	180,522		151,045

Net increase (decrease) in net assets	189,584		315,300

Net assets beginning of year	295,459		412,921

Net assets end of year	$ 485,043		$ 728,221

Undistributed (excess of distributions over)
net investment income	$ 9,862		$ 9,943

¹Share transactions
Shares sold
Class A	33,669		38,732
Class B	20		19
Shares issued in connection with acquisition
Class A	-		-
Class B	-		-
Reinvestment of distributions
Class A	1,791		1,024
Class B	1		1
Shares redeemed
Class A	(17,057)		(21,802)
Class B	(4)		(17)
Net increase (decrease)
Class A	18,403		17,954

Class B	17		3

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 665,800	(a)	$ 239,152
Proceeds from sales of securities	500,591	(a)	101,689

(a) Amounts include $277,934 and $262,256 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

					JNL/Capital		JNL/Capital	JNL/Capital
	JNL/AIM	JNL/AIM	JNL/AIM	JNL/AIM	Guardian		Guardian	Guardian
	International	Large Cap	Global Real	Small Cap	Global Balanced		Global Diversified	International Small
Operations	Growth Fund	Growth Fund	Estate Fund	Growth Fund	Fund		Research Fund	Cap Fund
Net investment income (loss)	$ 8,027	$ 1,333	$ 5,211	$ (169)	$ 5,109		$ 4,378	$ 1,158
Net realized gain (loss)	(58,261)	(42,491)	(99,753)	(3,664)	(26,475)		(38,690)	(13,302)
Net change in unrealized appreciation (depreciation)	(137,221)	(171,446)	7,586	(22,846)	(52,765)		(80,501)	(33,658)
Net increase (decrease) in net assets
from operations	(187,455)	(212,604)	(86,956)	(26,679)	(74,131)		(114,813)	(45,802)

Distributions to shareholders
From net investment income
Class A	(1,550)	(670)	(3,995)	-	(2,469)		-	(89)
Class B	(58)	(2)	(9)	-	(3)		-	-
From net realized gains
Class A	(64,126)	(22,240)	(31,279)	(5,984)	(22,586)		-	-
Class B	(2,390)	(25)	(64)	(15)	(23)		-	-
Total distributions to shareholders	(68,124)	(22,937)	(35,347)	(5,999)	(25,081)		-	(89)

Share transactions¹
Proceeds from the sale of shares
Class A	140,459	237,544	162,403	29,236	163,097		180,647	46,888
Class B	3,889	375	195	117	203		243	75
Proceeds in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	65,676	22,910	35,274	5,984	25,055		-	89
Class B	2,448	27	73	15	26		-	-
Cost of shares redeemed
Class A	(185,268)	(199,447)	(114,832)	(36,251)	(103,296)		(135,288)	(29,480)
Class B	(3,599)	(177)	(117)	(68)	(227)		(114)	(17)
Net increase (decrease) in net assets from
share transactions	23,605	61,232	82,996	(967)	84,858		45,488	17,555

Net increase (decrease) in net assets	(231,974)	(174,309)	(39,307)	(33,645)	(14,354)		(69,325)	(28,336)

Net assets beginning of year	491,289	525,539	184,819	74,062	198,115		232,593	73,171

Net assets end of year	$ 259,315	$ 351,230	$ 145,512	$ 40,417	$ 183,761		$ 163,268	$ 44,835

Undistributed (excess of distributions over)
net investment income	$ 5,278	$ 1,463	$ 4,437	$ 9	$ 4,929		$ 4,280	$ 984

¹Share transactions
Shares sold
Class A	11,072	19,076	14,048	2,435	15,041		8,148	6,506
Class B	281	30	18	10	18		10	9
Shares issued in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	9,423	2,760	6,757	861	3,549		-	21
Class B	343	3	14	2	3		-	-
Shares redeemed
Class A	(14,381)	(16,541)	(10,556)	(2,915)	(10,159)		(6,226)	(4,062)
Class B	(287)	(16)	(11)	(5)	(20)		(5)	(2)
Net increase (decrease)
Class A	6,114	5,295	10,249	381	8,431		1,922	2,465

Class B	337	17	21	7	1		5	7

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 182,933	$ 279,584	$ 267,469	$ 22,424	$ 216,142	(a)	$ 255,811	$ 52,725
Proceeds from sales of securities	218,885	245,974	212,489	27,952	143,865	(a)	200,880	29,788

(a) Amounts include $24,486 and $15,702 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/Capital	JNL/Credit				JNL/Franklin	JNL/Franklin
	Guardian	Suisse Global	JNL/Credit	JNL/Eagle	JNL/Eagle	Templeton	Templeton
	U.S. Growth	Natural Resources	Suisse Long/	Core Equity	SmallCap	Founding	Global Growth
Operations	Equity Fund	Fund	Short Fund	Fund	Equity Fund	Strategy Fund	Fund
Net investment income (loss)	$ 673	$ 6,054	$ 569	$ 842	$ (521)	$ (157)	$ 6,270
Net realized gain (loss)	(26,369)	(26,746)	(18,626)	(10,340)	(30,589)	(32,948)	(23,160)
Net change in unrealized appreciation (depreciation)	(100,977)	(205,672)	(4,281)	(19,326)	(69,065)	(291,733)	(128,297)
Net increase (decrease) in net assets
from operations	(126,673)	(226,364)	(22,338)	(28,824)	(100,175)	(324,838)	(145,187)

Distributions to shareholders
From net investment income
Class A	(7)	(226)	-	(1,611)	-	(10,305)	(50)
Class B	-	(1)	-	(6)	-	-	-
From net realized gains
Class A	-	(12,906)	(3,574)	(16,524)	(10,749)	(391)	(23)
Class B	-	(16)	(8)	(52)	(11)	-	-
Total distributions to shareholders	(7)	(13,149)	(3,582)	(18,193)	(10,760)	(10,696)	(73)

Share transactions¹
Proceeds from the sale of shares
Class A	223,683	424,107	54,303	16,748	137,281	404,745	186,917
Class B	95	762	40	20	209	-	186
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	7	13,132	3,574	18,135	10,749	10,696	73
Class B	-	17	8	58	11	-	-
Cost of shares redeemed
Class A	(128,001)	(371,688)	(58,770)	(26,454)	(104,802)	(299,501)	(124,331)
Class B	(45)	(577)	(12)	(16)	(152)	-	(162)
Net increase (decrease) in net assets from
share transactions	95,739	65,753	(857)	8,491	43,296	115,940	62,683

Net increase (decrease) in net assets	(30,941)	(173,760)	(26,777)	(38,526)	(67,639)	(219,594)	(82,577)

Net assets beginning of year	226,922	388,681	68,749	81,308	231,930	800,395	318,753

Net assets end of year	$ 195,981	$ 214,921	$ 41,972	$ 42,782	$ 164,291	$ 580,801	$ 236,176

Undistributed (excess of distributions over)
net investment income	$ 672	$ 3,948	$ 569	$ 842	$ (2)	$ 444	$ 5,413

¹Share transactions
Shares sold
Class A	10,987	35,695	6,806	1,475	7,717	46,575	23,484
Class B	4	69	5	2	12	-	24
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	2,211	624	3,739	926	1,786	13
Class B	-	3	1	11	1	-	-
Shares redeemed
Class A	(6,566)	(31,835)	(6,900)	(2,191)	(6,047)	(35,859)	(15,562)
Class B	(2)	(51)	(1)	(1)	(8)	-	(19)
Net increase (decrease)
Class A	4,421	6,071	530	3,023	2,596	12,502	7,935

Class B	2	21	5	12	5	-	5

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 194,452	$ 316,052	$ 269,162	$ 33,187	$ 175,982	$ 208,115	$ 78,719
Proceeds from sales of securities	108,151	249,570	271,675	39,495	137,248	102,354	30,376

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

		JNL/Franklin		JNL/Goldman		JNL/Goldman		JNL/Goldman
	JNL/Franklin	Templeton	JNL/Franklin	Sachs Core		Sachs Emerging	JNL/Goldman	Sachs Short
	Templeton	Mutual Shares	Templeton Small	Plus Bond		Markets Debt	Sachs Mid Cap	Duration
Operations	Income Fund	Fund	Cap Value Fund	Fund		Fund (a)	Value Fund	Bond Fund
Net investment income (loss)	$ 38,792	$ 5,296	$ 1,073	$ 30,419		$ 231	$ 1,399	$ 12,909
Net realized gain (loss)	(50,029)	(32,753)	(3,023)	3,271		(1,517)	(32,622)	2,750
Net change in unrealized appreciation (depreciation)	(183,422)	(121,893)	(38,406)	(69,706)		640	(48,108)	(36,271)
Net increase (decrease) in net assets
from operations	(194,659)	(149,350)	(40,356)	(36,016)		(646)	(79,331)	(20,612)

Distributions to shareholders
From net investment income
Class A	(469)	-	(1,069)	(23,740)		-	(1,788)	(13,384)
Class B	-	-	(2)	(9)		-	(4)	(2)
From net realized gains
Class A	-	(889)	(9,377)	(9,323)		-	(23,871)	(1,296)
Class B	-	(1)	(16)	(3)		-	(41)	-
Total distributions to shareholders	(469)	(890)	(10,464)	(33,075)		-	(25,704)	(14,682)

Share transactions¹
Proceeds from the sale of shares
Class A	352,567	196,069	72,025	337,478		30,418	135,693	389,083
Class B	247	131	127	141		100	229	183
Proceeds in connection with acquisition
Class A	-	-	-	-		-	-	-
Class B	-	-	-	-		-	-	-
Reinvestment of distributions
Class A	469	889	10,446	33,063		-	25,659	14,680
Class B	-	1	18	12		-	45	2
Cost of shares redeemed
Class A	(275,425)	(135,400)	(45,622)	(350,721)		(802)	(91,410)	(384,308)
Class B	(98)	(84)	(48)	(104)		-	(75)	(242)
Net increase (decrease) in net assets from
share transactions	77,760	61,606	36,946	19,869		29,716	70,141	19,398

Net increase (decrease) in net assets	(117,368)	(88,634)	(13,874)	(49,222)		29,070	(34,894)	(15,896)

Net assets beginning of year	549,829	344,745	100,412	614,204		-	169,598	311,355

Net assets end of year	$ 432,461	$ 256,111	$ 86,538	$ 564,982		$ 29,070	$ 134,704	$ 295,459

Undistributed (excess of distributions over)
net investment income	$ 38,603	$ 11,596	$ 1,069	$ 31,413		$ (999)	$ 1,437	$ 13,166

¹Share transactions
Shares sold
Class A	36,687	23,339	7,218	28,602		3,082	12,007	37,701
Class B	26	16	12	12		10	21	17
Shares issued in connection with acquisition
Class A	-	-	-	-		-	-	-
Class B	-	-	-	-		-	-	-
Reinvestment of distributions
Class A	69	149	1,732	3,155		-	4,206	1,592
Class B	-	-	3	1		-	8	-
Shares redeemed
Class A	(30,490)	(16,609)	(4,599)	(30,140)		(86)	(8,757)	(37,411)
Class B	(11)	(10)	(5)	(9)		-	(7)	(23)
Net increase (decrease)
Class A	6,266	6,879	4,351	1,617		2,996	7,456	1,882

Class B	15	6	10	4		10	22	(6)

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 401,210	$ 199,846	$ 34,626	$ 2,932,186	(b)	$ 16,965	$ 207,646	$ 397,940	(c)
Proceeds from sales of securities	291,517	139,805	12,617	2,859,872	(b)	3,659	160,654	380,030	(c)

(a) Period from October 6, 2008 (commencement of operations)
(b) Amounts include $1,602,828 and $1,537,025 of purchases and sales, respectively, of U.S. Government Securities.
(c) Amounts include $210,397 and $164,320 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government		JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G
	International	Midcap	& Quality		Emerging	Mid Cap	Global Basics	Global Leaders
Operations	Value Fund	Growth Fund	Bond Fund		Markets Fund	Equity Fund	Fund (a)	Fund (a)
Net investment income (loss)	$ 18,388	$ (416)	$ 17,254		$ 11,204	$ 2,864	$ -	$ 8
Net realized gain (loss)	(132,765)	(28,850)	491		(35,699)	(66,427)	(134)	(423)
Net change in unrealized appreciation (depreciation)	(185,531)	(47,211)	10,639		(177,464)	(22,233)	(651)	(360)
Net increase (decrease) in net assets
from operations	(299,908)	(76,477)	28,384		(201,959)	(85,796)	(785)	(775)

Distributions to shareholders
From net investment income
Class A	(10,646)	-	(11,658)		(2,181)	(2,278)	-	(4)
Class B	(15)	-	(18)		(3)	(44)	-	-
From net realized gains
Class A	(82,166)	-	-		(34,972)	(878)	-	-
Class B	(105)	-	-		(40)	(15)	-	-
Total distributions to shareholders	(92,932)	-	(11,676)		(37,196)	(3,215)	-	(4)

Share transactions¹
Proceeds from the sale of shares
Class A	235,719	44,553	728,264		294,894	63,385	5,523	5,671
Class B	443	71	814		330	1,443	100	100
Proceeds in connection with acquisition
Class A	-	-	-		-	-	-	-
Class B	-	-	-		-	-	-	-
Reinvestment of distributions
Class A	92,812	-	11,658		37,153	3,156	-	4
Class B	120	-	18		43	59	-	-
Cost of shares redeemed
Class A	(316,802)	(60,465)	(341,413)		(293,409)	(97,204)	(51)	(411)
Class B	(159)	(28)	(103)		(225)	(1,648)	-	-
Net increase (decrease) in net assets from
share transactions	12,133	(15,869)	399,238		38,786	(30,809)	5,572	5,364

Net increase (decrease) in net assets	(380,707)	(92,346)	415,946		(200,369)	(119,820)	4,787	4,585

Net assets beginning of year	727,544	184,462	265,800		412,213	247,112	-	-

Net assets end of year	$ 346,837	$ 92,116	$ 681,746		$ 211,844	$ 127,292	$ 4,787	$ 4,585

Undistributed (excess of distributions over)
net investment income	$ 19,228	$ (3)	$ 17,145		$ 9,177	$ 980	$ (1)	$ 4

¹Share transactions
Shares sold
Class A	21,166	2,671	60,530		25,464	6,472	566	589
Class B	39	4	66		28	151	10	10
Shares issued in connection with acquisition
Class A	-	-	-		-	-	-	-
Class B	-	-	-		-	-	-	-
Reinvestment of distributions
Class A	16,875	-	964		6,428	469	-	-
Class B	22	-	2		7	8	-	-
Shares redeemed
Class A	(28,136)	(3,605)	(28,557)		(24,370)	(9,801)	(8)	(50)
Class B	(14)	(2)	(8)		(19)	(171)	-	-
Net increase (decrease)
Class A	9,905	(934)	32,937		7,522	(2,860)	558	539

Class B	47	2	60		16	(12)	10	10

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 483,819	$ 145,921	$ 363,340	(b)	$ 231,028	$ 155,701	$ 5,628	$ 6,447
Proceeds from sales of securities	548,717	159,079	51,738	(b)	214,482	180,884	320	1,058

(a) Period from October 6, 2008 (commencement of operations)
(b) Amounts include $313,495 and $36,765 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

			JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	JNL/Mellon	JNL/Mellon	Capital	Capital	Capital	Capital	Capital
	Capital	Capital	Management	Management	Management	Management	Management
	Management	Management	European 30	Pacific Rim 30	S&P 500	S&P 400 MidCap	Small Cap
Operations	10 X 10 Fund	Index 5 Fund	Fund (a)	Fund (a)	Index Fund	Index Fund	Index Fund
Net investment income (loss)	$ 2,854	$ 1,596	$ 9	$ 5	$ 10,230	$ 5,086	$ 2,934
Net realized gain (loss)	7,337	545	-	(15)	(11,054)	10,982	14,076
Net change in unrealized appreciation (depreciation)	(52,162)	(19,500)	(264)	(72)	(256,679)	(183,919)	(143,751)
Net increase (decrease) in net assets
from operations	(41,971)	(17,359)	(255)	(82)	(257,503)	(167,851)	(126,741)

Distributions to shareholders
From net investment income
Class A	(1,083)	(619)	(9)	-	(9,697)	(4,084)	(4,041)
Class B	-	-	-	-	(216)	(45)	(46)
From net realized gains
Class A	(883)	(822)	-	-	-	(27,416)	(17,433)
Class B	-	-	-	-	-	(253)	(168)
Total distributions to shareholders	(1,966)	(1,441)	(9)	-	(9,913)	(31,798)	(21,688)

Share transactions¹
Proceeds from the sale of shares
Class A	122,639	66,518	2,307	3,394	286,855	162,660	132,316
Class B	-	-	100	102	6,946	2,329	1,647
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,966	1,441	9	-	9,697	31,500	21,474
Class B	-	-	-	-	216	298	214
Cost of shares redeemed
Class A	(37,981)	(18,672)	(11)	(17)	(233,323)	(176,572)	(126,424)
Class B	-	-	-	-	(4,016)	(1,638)	(952)
Net increase (decrease) in net assets from
share transactions	86,624	49,287	2,405	3,479	66,375	18,577	28,275

Net increase (decrease) in net assets	42,687	30,487	2,141	3,397	(201,041)	(181,072)	(120,154)

Net assets beginning of year	57,683	29,922	-	-	667,083	468,111	363,897

Net assets end of year	$ 100,370	$ 60,409	$ 2,141	$ 3,397	$ 466,042	$ 287,039	$ 243,743

Undistributed (excess of distributions over)
net investment income	$ 6,552	$ 1,699	$ 1	$ -	$ 853	$ 4,207	$ 3,322

¹Share transactions
Shares sold
Class A	14,690	7,932	239	346	29,020	13,265	11,722
Class B	-	-	10	10	692	181	141
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	332	223	1	-	1,286	3,923	2,774
Class B	-	-	-	-	28	37	27
Shares redeemed
Class A	(4,620)	(2,296)	(1)	(2)	(22,757)	(13,800)	(10,899)
Class B	-	-	-	-	(416)	(134)	(85)
Net increase (decrease)
Class A	10,402	5,859	239	344	7,549	3,388	3,597

Class B	-	-	10	10	304	84	83

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 116,086	$ 62,126	$ 2,392	$ 3,475	$ 90,725	$ 112,060	$ 100,496
Proceeds from sales of securities	18,374	10,552	3	15	37,003	116,803	87,901

(a) Period from October 6, 2008 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/Mellon	JNL/Mellon
	Capital	Capital		JNL/
	Management	Management		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO		JNL/PIMCO
	International	Bond Index		Global	Asia ex-Japan	China-India	Real Return		Total Return
Operations	Index Fund	Fund		Growth Fund	Fund	Fund	Fund		Bond Fund
Net investment income (loss)	$ 17,240	$ 17,344		$ 4,628	$ 213	$ 106	$ 28,987		$ 56,737
Net realized gain (loss)	(123)	837		10,744	(5,905)	(9,996)	(67,217)		69,840
Net change in unrealized appreciation (depreciation)	(294,511)	(5,792)		(145,361)	(4,646)	(8,817)	(30,473)		(131,682)
Net increase (decrease) in net assets
from operations	(277,394)	12,389		(129,989)	(10,338)	(18,707)	(68,703)		(5,105)

Distributions to shareholders
From net investment income
Class A	(10,825)	(17,168)		(3,398)	(144)	-	(13,046)		(58,032)
Class B	(200)	(71)		(8)	(1)	-	(6)		(425)
From net realized gains
Class A	(11,253)	-		(31,514)	-	-	(32,424)		(51,695)
Class B	(189)	-		(58)	-	-	(13)		(362)
Total distributions to shareholders	(22,467)	(17,239)		(34,978)	(145)	-	(45,489)		(110,514)

Share transactions¹
Proceeds from the sale of shares
Class A	252,302	253,223		85,028	23,771	86,510	1,209,517		1,015,376
Class B	4,354	1,327		242	12	42	831		4,906
Proceeds in connection with acquisition
Class A	-	-		-	-	-	-		-
Class B	-	-		-	-	-	-		-
Reinvestment of distributions
Class A	22,078	17,168		34,912	144	-	45,470		109,727
Class B	389	71		66	1	-	19		787
Cost of shares redeemed
Class A	(255,954)	(236,007)		(152,092)	(17,506)	(46,775)	(874,327)		(722,351)
Class B	(3,716)	(686)		(96)	-	(3)	(549)		(3,151)
Net increase (decrease) in net assets from
share transactions	19,453	35,096		(31,940)	6,422	39,774	380,961		405,294

Net increase (decrease) in net assets	(280,408)	30,246		(196,907)	(4,061)	21,067	266,769		289,675

Net assets beginning of year	656,032	350,589		373,331	11,845	4,988	397,519		1,045,956

Net assets end of year	$ 375,624	$ 380,835		$ 176,424	$ 7,784	$ 26,055	$ 664,288		$ 1,335,631

Undistributed (excess of distributions over)
net investment income	$ 4,692	$ 9,564		$ 3,418	$ 5	$ (45)	$ 26,657		$ 11,511

¹Share transactions
Shares sold
Class A	18,127	22,480		6,896	3,207	13,295	105,603		83,388
Class B	278	115		20	2	6	72		385
Shares issued in connection with acquisition
Class A	-	-		-	-	-	-		-
Class B	-	-		-	-	-	-		-
Reinvestment of distributions
Class A	2,334	1,559		5,258	30	-	4,616		10,057
Class B	40	6		10	-	-	2		68
Shares redeemed
Class A	(17,982)	(21,094)		(11,922)	(2,827)	(7,649)	(80,345)		(59,872)
Class B	(256)	(59)		(8)	-	-	(51)		(250)
Net increase (decrease)
Class A	2,479	2,945		232	410	5,646	29,874		33,573

Class B	62	62		22	2	6	23		203

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 88,872	$ 213,530	(a)	$ 58,071	$ 22,550	$ 71,959	$ 26,970,630	(b)	$ 10,815,098	(c)
Proceeds from sales of securities	77,565	185,984	(a)	115,833	16,098	34,515	26,268,513	(b)	9,914,863	(c)

(a) Amounts include $184,884 and $150,735 of purchases and sales, respectively, of U.S. Government Securities.
(b) Amounts include $16,643,122 and $15,358,073 of purchases and sales, respectively, of U.S. Government Securities.
(c) Amounts include $2,703,794 and $2,582,572 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/PPM	JNL/PPM	JNL/PPM			JNL/S&P	JNL/S&P
	America	America	America	JNL/PPM	JNL/Red Rocks	Managed	Managed
	High Yield	Mid Cap	Small Cap	America Value	Listed Private	Conservative	Moderate
Operations	Bond Fund	Value Fund (a)	Value Fund (a)	Equity Fund	Equity Fund (b)	Fund	Fund
Net investment income (loss)	$ 21,399	$ 71	$ 62	$ 4,089	$ 55	$ 11,346	$ 13,906
Net realized gain (loss)	(31,005)	(4,540)	(2,195)	(104,868)	(731)	8,594	15,885
Net change in unrealized appreciation (depreciation)	(71,532)	(1,472)	(2,280)	(12,533)	(2,957)	(78,154)	(169,770)
Net increase (decrease) in net assets
from operations	(81,138)	(5,941)	(4,413)	(113,312)	(3,633)	(58,214)	(139,979)

Distributions to shareholders
From net investment income
Class A	(21,206)	(68)	(56)	(3,353)	(71)	(16,203)	(23,549)
Class B	(356)	-	-	(3)	-	-	-
From net realized gains
Class A	-	-	(1)	(17,111)	-	(6,118)	(13,815)
Class B	-	-	-	(14)	-	-	-
From return of capital

Class A	-	-	-	-	(6)	-	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(21,562)	(68)	(57)	(20,481)	(77)	(22,321)	(37,364)
Share transactions¹
Proceeds from the sale of shares
Class A	179,547	25,796	17,109	163,995	19,718	427,225	419,106
Class B	1,442	174	154	20	127	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	21,206	68	57	20,464	77	22,321	37,364
Class B	356	-		17	-	-	-
Cost of shares redeemed
Class A	(214,980)	(14,891)	(4,387)	(182,630)	(864)	(226,340)	(242,982)

Class B	(862)	(69)	(20)	(13)	(17)	-	-

Net increase in net assets from share

transactions	(13,291)	11,078	12,913	1,853	19,041	223,206	213,488

Net increase in net assets	(115,991)	5,069	8,443	(131,940)	15,331	142,671	36,145
Net assets beginning of year	307,281	-	-	219,786	-	264,755	521,470

Net assets end of year	$ 191,290	$ 5,069	$ 8,443	$ 87,846	$ 15,331	$ 407,426	$ 557,615

Undistributed (excess of distributions over)
net investment income	$ 2,964	$ 3	$ 6	$ 4,088	$ (21)	$ 3,816	$ 4,108

¹Share transactions
Shares sold
Class A	29,187	2,675	1,856	10,630	2,720	39,066	37,456
Class B	218	18	16	2	13	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	5,210	12	9	2,874	13	2,393	4,179
Class B	80	-	-	2	-	-	-

Shares redeemed

Class A	(33,019)	(1,795)	(532)	(13,382)	(149)	(20,937)	(22,174)
Class B	(122)	(8)	(2)	(1)	(2)	-	-
Net increase
Class A	1,378	892	1,333	122	2,584	20,522	19,461
Class B	176	10	14	3	11	-	-
Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 173,871	$ 24,683	$ 18,372	$ 177,319	$ 18,720	$ 342,237	$ 383,355
Proceeds from sales of securities	193,494	13,631	5,500	191,451	657	116,028	165,278

(a) Period from March 31, 2008 (commencement of operations)
(b) Period from October 6, 2008 (commencement of operations)

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/S&P		JNL/S&P	JNL/S&P	JNL/S&P
	Managed	JNL/S&P	Managed	Disciplined	Disciplined	JNL/S&P	JNL/S&P
	Moderate	Managed	Aggressive	Moderate	Moderate	Disciplined	Competitive
Operations	Growth Fund	Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund	Advantage Fund
Net investment income (loss)	$ 17,971	$ 9,032	$ 2,885	$ 1,412	$ 1,487	$ 531	$ 1,368
Net realized gain (loss)	61,838	76,784	48,276	1,046	2,035	(141)	(23,610)
Net change in unrealized appreciation (depreciation)	(468,487)	(551,524)	(322,737)	(18,161)	(29,539)	(11,189)	(8,858)
Net increase (decrease) in net assets
from operations	(388,678)	(465,708)	(271,576)	(15,703)	(26,017)	(10,799)	(31,100)

Distributions to shareholders
From net investment income
Class A	(28,008)	(6,051)	(2,182)	(633)	(803)	(364)	(1,309)
Class B	-	-	-	-	-	-	-
From net realized gains
Class A	(52,871)	(84,076)	(28,127)	(295)	(504)	(222)	-
Class B	-	-	-	-	-	-	-
Total distributions to shareholders	(80,879)	(90,127)	(30,309)	(928)	(1,307)	(586)	(1,309)

Share transactions¹
Proceeds from the sale of shares
Class A	391,097	335,629	205,851	61,261	81,220	32,351	168,508
Class B	-	-	-	-	-	-	212
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	80,879	90,127	30,309	928	1,307	586	1,309
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(407,737)	(449,193)	(221,842)	(22,084)	(21,210)	(11,944)	(62,325)
Class B	-	-	-	-	-	-	(275)
Net increase in net assets from share
transactions	64,239	(23,437)	14,318	40,105	61,317	20,993	107,429

Net increase in net assets	(405,318)	(579,272)	(287,567)	23,474	33,993	9,608	75,020

Net assets beginning of year	1,403,279	1,388,072	702,285	34,588	40,459	16,525	15,393

Net assets end of year	$ 997,961	$ 808,800	$ 414,718	$ 58,062	$ 74,452	$ 26,133	$ 90,413

Undistributed (excess of distributions over)
net investment income	$ 10,764	$ 23,389	$ 11,196	$ 2,845	$ 3,991	$ 1,711	$ 60

¹Share transactions
Shares sold
Class A	33,309	28,052	16,074	6,538	9,412	3,926	18,745
Class B	-	-	-	-	-	-	23
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	9,254	11,452	3,652	124	200	97	188
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(35,267)	(37,957)	(17,482)	(2,374)	(2,475)	(1,432)	(7,365)
Class B	-	-	-	-	-	-	(31)
Net increase
Class A	7,296	1,547	2,244	4,288	7,137	2,591	11,568

Class B	-	-	-	-	-	-	(8)

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 410,759	$ 365,833	$ 269,288	$ 56,047	$ 82,904	$ 33,417	$ 182,741
Proceeds from sales of securities	346,372	404,719	243,493	12,971	16,706	10,226	72,417

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/S&P	JNL/S&P	JNL/S&P		JNL/Select		JNL/Select
	Dividend Income	Intrinsic	Total	JNL/S&P 4	Balanced		Money	JNL/Select
Operations	& Growth Fund	Value Fund	Yield Fund	Fund	Fund		Market Fund	Value Fund
Net investment income (loss)	$ 2,776	$ 1,457	$ 1,630	$ 4,545	$ 15,743		$ 21,222	$ 10,351
Net realized gain (loss)	(13,052)	(34,011)	(38,869)	(7,757)	(24,187)		-	(42,775)
Net change in unrealized appreciation (depreciation)	(6,995)	(4,031)	(232)	(74,452)	(113,591)		-	(187,374)
Net increase (decrease) in net assets
from operations	(17,271)	(36,585)	(37,471)	(77,664)	(122,035)		21,222	(219,798)

Distributions to shareholders
From net investment income
Class A	(2,627)	(1,331)	(1,586)	(12)	(12,853)		(21,073)	(234)
Class B	(4)	-	(1)	-	(20)		(149)	(5)
From net realized gains
Class A	(52)	(861)	(25)	-	(21,439)		-	(10,221)
Class B	-	-	-	-	(30)		-	(228)
Total distributions to shareholders	(2,683)	(2,192)	(1,612)	(12)	(34,342)		(21,222)	(10,688)

Share transactions¹
Proceeds from the sale of shares
Class A	147,355	169,738	181,498	410,055	262,745		2,113,552	374,650
Class B	45	553	23	-	259		9,457	4,053
Proceeds in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	2,679	2,192	1,611	12	34,292		21,073	10,455
Class B	4	-	1	-	50		149	233
Cost of shares redeemed
Class A	(35,980)	(54,884)	(50,267)	(89,402)	(212,274)		(1,445,776)	(214,009)
Class B	(1)	(504)	(1)	-	(104)		(7,002)	(2,899)
Net increase in net assets from share
transactions	114,102	117,095	132,865	320,665	84,968		691,453	172,483

Net increase in net assets	94,148	78,318	93,782	242,989	(71,409)		691,453	(58,003)

Net assets beginning of year	7,301	18,360	9,907	22,194	527,176		655,821	553,704

Net assets end of year	$ 101,449	$ 96,678	$ 103,689	$ 265,183	$ 455,767		$ 1,347,274	$ 495,701

Undistributed (excess of distributions over)
net investment income	$ 145	$ 127	$ 44	$ 5,191	$ 15,793		$ (3)	$ 10,348

¹Share transactions
Shares sold
Class A	17,976	20,233	21,034	47,732	16,315		2,113,552	22,868
Class B	7	60	4	-	16		9,457	241
Shares issued in connection with acquisition
Class A	-	-	-	-	-		-	-
Class B	-	-	-	-	-		-	-
Reinvestment of distributions
Class A	383	354	252	2	2,795		21,073	835
Class B	-	-	-	-	4		149	18
Shares redeemed
Class A	(4,698)	(6,857)	(5,984)	(10,943)	(13,580)		(1,445,776)	(13,084)
Class B	-	(65)	-	-	(6)		(7,002)	(184)
Net increase
Class A	13,661	13,730	15,302	36,791	5,530		688,849	10,619

Class B	7	(5)	4	-	14		2,604	75

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 153,135	$ 199,016	$ 210,837	$ 352,806	$ 321,988	(a)	$ 34,377	$ 448,277
Proceeds from sales of securities	39,103	74,613	78,039	26,950	297,659	(a)	50,243	276,685

(a) Amounts include $55,803 and $ 104,759 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2008

	JNL/T. Rowe	JNL/T. Rowe
	Price	Price	JNL/T. Rowe
	Established	Mid-Cap	Price
Operations	Growth Fund	Growth Fund	Value Fund
Net investment income (loss)	$ 2,691	$ (825)	$ 9,658
Net realized gain (loss)	(102,897)	(3,434)	(34,656)
Net change in unrealized appreciation (depreciation)	(357,888)	(300,582)	(257,233)
Net increase (decrease) in net assets
from operations	(458,094)	(304,841)	(282,231)

Distributions to shareholders
From net investment income
Class A	(708)	-	(11,200)
Class B	(34)	-	(12)
From net realized gains
Class A	(6,220)	(42,076)	(67,068)
Class B	(211)	(1,760)	(61)
Total distributions to shareholders	(7,173)	(43,836)	(78,341)

Share transactions¹
Proceeds from the sale of shares
Class A	261,503	267,239	202,486
Class B	4,719	5,481	260
Proceeds in connection with acquisition
Class A	-	-	-
Class B	-	-	-
Reinvestment of distributions
Class A	6,928	42,076	78,268
Class B	245	1,760	73
Cost of shares redeemed
Class A	(280,805)	(247,108)	(215,448)
Class B	(4,141)	(4,898)	(255)
Net increase (decrease) in net assets from
share transactions	(11,551)	64,550	65,384

Net increase (decrease) in net assets	(476,818)	(284,127)	(295,188)

Net assets beginning of year	1,078,190	727,122	708,109

Net assets end of year	$ 601,372	$ 442,995	$ 412,921

Undistributed (excess of distributions over)
net investment income	$ 1,969	$ (10)	$ 9,641

¹Share transactions
Shares sold
Class A	14,333	10,479	16,943
Class B	246	212	20
Shares issued in connection with acquisition
Class A	-	-	-
Class B	-	-	-
Reinvestment of distributions
Class A	546	2,621	11,682
Class B	19	108	10
Shares redeemed
Class A	(15,500)	(9,825)	(17,798)
Class B	(232)	(202)	(19)
Net increase (decrease)
Class A	(621)	3,275	10,827

Class B	33	118	11

Purchase and sales of investment securities
(excluding short-term securities):
Purchase of securities	$ 459,880	$ 248,726	$ 179,903
Proceeds from sales of securities	464,523	218,647	171,452

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data				Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset			Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total		End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)		(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL Alt Institutional Alt 20 Fund (h)

Class A
04/06(a)-12/31/2009	$ 10.00	$ 0.45	$ 2.28	$ 2.73	$ -	$ -	$ 12.73	27.30%		$ 199,516	3%	0.20%	4.93%

JNL Alt Institutional Alt 35 Fund (h)

Class A
04/06(a)-12/31/2009	10.00	0.44	2.80	3.24	-	-	13.24	32.40		308,516	6	0.20	4.72

JNL Alt Institutional Alt 50 Fund (h)

Class A
04/06(a)-12/31/2009	10.00	0.49	3.08	3.57	-	-	13.57	35.70		361,516	13	0.20	5.06

JNL Alt Institutional Alt 65 Fund (h)

Class A
04/06(a)-12/31/2009	10.00	0.47	3.50	3.97	-	-	13.97	39.70		229,813	24	0.20	4.80

JNL/AIM International Growth Fund

Class A
12/31/2009	6.88	0.12	2.42	2.54	(0.15)	-	9.27	36.99	(t)	431,595	27	1.04	1.55
12/31/2008	15.74	0.27	(6.68)	(6.41)	(0.06)	(2.39)	6.88	(40.94)		249,897	53	1.03	2.10
12/31/2007	14.55	0.30	1.10	1.40	(0.21)	-	15.74	9.70		475,302	105	1.03	1.90
12/31/2006	12.03	0.18	2.55	2.73	(0.21)	-	14.55	22.67		259,811	12	1.06	1.35
12/31/2005	11.04	0.14	1.04	1.18	(0.19)	-	12.03	10.69		201,554	71	1.08	1.25

Class B
12/31/2009	7.04	0.01	2.80	2.81	(0.17)	-	9.68	39.94	(t)	386	27	0.84	0.10
12/31/2008	15.99	0.29	(6.79)	(6.50)	(0.06)	(2.39)	7.04	(40.85)		9,418	53	0.83	2.27
12/31/2007	14.82	0.33	1.14	1.47	(0.30)	-	15.99	9.96		15,987	105	0.83	2.08
12/31/2006	12.08	0.13	2.64	2.77	(0.03)	-	14.82	22.97		14,618	12	0.85	0.88
12/31/2005	11.06	0.16	1.05	1.21	(0.19)	-	12.08	10.94		134	71	0.87	1.46

JNL/AIM Large Cap Growth Fund

Class A
12/31/2009	8.67	0.04	2.07	2.11	(0.03)	-	10.75	24.29		624,156	57	0.97	0.45
12/31/2008	14.93	0.04	(5.69)	(5.65)	(0.02)	(0.59)	8.67	(37.66)		350,826	56	0.97	0.29
12/31/2007	13.49	0.02	2.09	2.11	(0.01)	(0.66)	14.93	15.75		525,103	71	0.99	0.17
12/31/2006	12.51	0.02	0.96	0.98	0.00 (f)	-	13.49	7.86		396,703	90	1.00	0.12
12/31/2005	11.67	0.00	0.84	0.84	-	-	12.51	7.23		361,417	101	1.01	0.03

Class B
12/31/2009	8.72	0.06	2.08	2.14	(0.04)	-	10.82	24.57		587	57	0.77	0.66
12/31/2008	15.02	0.06	(5.73)	(5.67)	(0.04)	(0.59)	8.72	(37.55)		404	56	0.77	0.52
12/31/2007	13.55	0.05	2.11	2.16	(0.03)	(0.66)	15.02	16.05		436	71	0.80	0.36
12/31/2006	12.55	0.04	0.97	1.01	(0.01)	-	13.55	8.07		344	90	0.80	0.32
12/31/2005	11.69	0.02	0.84	0.86	-	-	12.55	7.39		236	101	0.81	0.23

JNL/AIM Global Real Estate Fund

Class A
12/31/2009	5.79	0.18	1.70	1.88	(0.14)	-	7.53	32.53		342,951	65	1.07	2.78
12/31/2008	12.44	0.31	(4.96)	(4.65)	(0.23)	(1.77)	5.79	(35.71)		145,218	117	1.03	2.78
12/31/2007	15.80	0.20	(2.58)	(2.38)	(0.17)	(0.81)	12.44	(15.01)		184,451	76	1.02	1.29
12/31/2006	11.70	0.42	3.84	4.26	(0.05)	(0.11)	15.80	36.38		254,557	37	1.02	2.98
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-	-	11.70	17.00		79,209	36	1.05	3.37

Class B
12/31/2009	5.82	0.19	1.72	1.91	(0.15)	-	7.58	32.86		404	65	0.87	3.09
12/31/2008	12.52	0.33	(5.00)	(4.67)	(0.26)	(1.77)	5.82	(35.61)		294	117	0.83	2.93
12/31/2007	15.83	0.24	(2.60)	(2.36)	(0.14)	(0.81)	12.52	(14.82)		368	76	0.82	1.55
12/31/2006	11.72	0.44	3.85	4.29	(0.07)	(0.11)	15.83	36.59		378	37	0.82	3.13
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-	-	11.72	17.20		146	36	0.85	3.57

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized		Supplemental Data				Ratio of	Investment
	Value	Net		Net Realized	Total from	Distributions from	Gains on	Net Asset			Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment		& Unrealized	Investment	Net Investment	Investment	Value, End	Total		End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)		Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)		(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/AIM Small Cap Growth Fund

Class A
12/31/2009	$ 7.50	$ (0.02)		$ 2.63	$ 2.61	$ -	$ -	$ 10.11	34.80%		$ 92,793	33%	1.16%	(0.17)%
12/31/2008	14.82	(0.04)		(5.95)	(5.99)	-	(1.33)	7.50	(39.73)		40,314	42	1.16	(0.32)
12/31/2007	14.27	(0.10)		1.71	1.61	-	(1.06)	14.82	11.37		73,951	37	1.15	(0.64)
12/31/2006	13.52	(0.11)		2.07	1.96	-	(1.21)	14.27	14.49		53,265	54	1.16	(0.79)
12/31/2005	12.47	(0.08)		1.13	1.05	-	-	13.52	8.42		49,776	65	1.16	(0.67)

Class B
12/31/2009	7.60	(0.00)	(f)	2.66	2.66	-	-	10.26	35.00		157	33	0.96	0.01
12/31/2008	14.95	(0.01)		(6.01)	(6.02)	-	(1.33)	7.60	(39.58)		103	42	0.96	(0.10)
12/31/2007	14.36	(0.07)		1.72	1.65	-	(1.06)	14.95	11.58		111	37	0.95	(0.47)
12/31/2006	13.57	(0.08)		2.08	2.00	-	(1.21)	14.36	14.74		215	54	0.96	(0.58)
12/31/2005	12.48	(0.04)		1.13	1.09	-	-	13.57	8.73		158	65	0.95	(0.46)

JNL/Capital Guardian Global Balanced Fund

Class A
12/31/2009	7.35	0.15		1.50	1.65	(0.18)	-	8.82	22.48		279,806	78	1.01	1.88
12/31/2008	11.95	0.25		(3.67)	(3.42)	(0.12)	(1.06)	7.35	(28.29)		183,572	70	1.01	2.37
12/31/2007	11.92	0.20		0.72	0.92	(0.14)	(0.75)	11.95	7.96		197,825	155	0.98	1.60
12/31/2006	11.03	0.18		1.01	1.19	(0.10)	(0.20)	11.92	10.79		162,743	62	1.02	1.55
12/31/2005	10.02	0.12		0.89	1.01	-	-	11.03	10.09		127,908	83	1.01	1.22

Class B
12/31/2009	7.50	0.17		1.54	1.71	(0.20)	-	9.01	22.75		411	78	0.81	2.04
12/31/2008	12.17	0.30		(3.78)	(3.48)	(0.13)	(1.06)	7.50	(28.22)		189	70	0.81	2.74
12/31/2007	12.07	0.23		0.74	0.97	(0.12)	(0.75)	12.17	8.24		290	155	0.78	1.78
12/31/2006	11.14	0.20		1.03	1.23	(0.10)	(0.20)	12.07	10.98		166	62	0.82	1.75
12/31/2005	10.10	0.14		0.90	1.04	-	-	11.14	10.31		131	83	0.81	1.42

JNL/Capital Guardian Global Diversified Research Fund

Class A
12/31/2009	15.33	0.17		5.70	5.87	(0.28)	-	20.92	38.32	(u)	332,577	85	1.09	0.97
12/31/2008	26.67	0.44		(11.78)	(11.34)	-	-	15.33	(42.52)		163,107	96	1.09	2.04
12/31/2007	22.23	(0.03)		4.62	4.59	(0.15)	-	26.67	20.65		232,460	195	1.10	(0.11)
12/31/2006	19.68	0.07		2.55	2.62	(0.07)	-	22.23	13.31		160,207	116	1.10	0.35
12/31/2005	19.41	0.08		0.29	0.37	(0.10)	-	19.68	1.91		188,593	264	1.10	0.30

Class B
12/31/2009	15.41	0.21		5.74	5.95	(0.31)	-	21.05	38.63	(u)	329	85	0.89	1.19
12/31/2008	26.75	0.44		(11.78)	(11.34)	-	-	15.41	(42.39)		161	96	0.89	2.05
12/31/2007	22.39	0.01		4.65	4.66	(0.30)	-	26.75	20.87		133	195	0.90	0.05
12/31/2006	19.76	0.10		2.58	2.68	(0.05)	-	22.39	13.57		204	116	0.90	0.49
12/31/2005	19.45	0.12		0.29	0.41	(0.10)	-	19.76	2.12		122	264	0.89	0.51

JNL/Capital Guardian International Small Cap Fund

Class A
12/31/2009	4.53	0.04		2.36	2.40	(0.08)	-	6.85	52.93		144,004	46	1.31	0.65
12/31/2008	9.87	0.14		(5.47)	(5.33)	(0.01)	-	4.53	(54.00)		44,755	53	1.31	1.88
12/03(a) - 12/31/2007	10.00	0.00		(0.13)	(0.13)	-	-	9.87	(1.30)		73,063	2	1.30	0.22

Class B
12/31/2009	4.55	0.05		2.36	2.41	(0.08)	-	6.88	53.05		218	46	1.11	0.88
12/31/2008	9.88	0.14		(5.46)	(5.32)	(0.01)	-	4.55	(53.84)		80	53	1.11	2.01
12/03(a) - 12/31/2007	10.00	0.00		(0.12)	(0.12)	-	-	9.88	(1.20)		108	2	1.11	0.43

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized		Supplemental Data			Ratio of		Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on	Net Asset		Net Assets,		Expenses to		Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment	Value, End	Total	End of Period	Portfolio	Average Net		to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)		Net Assets (c)
JNL/Capital Guardian U.S. Growth Equity Fund

Class A
12/31/2009	$ 13.99	$ 0.09	$ 4.79	$ 4.88	$ (0.02)		$ -	$ 18.85	34.91%	$ 554,978	55%	0.98%		0.57%
12/31/2008	23.68	0.06	(9.75)	(9.69)	0.00	(f)	-	13.99	(40.92)	195,824	47	0.99		0.29
12/31/2007	21.58	0.00	2.10	2.10	-		-	23.68	9.73	226,712	190	1.00		(0.01)
12/31/2006	20.63	(0.01)	0.96	0.95	-		-	21.58	4.60	186,424	89	0.99		(0.07)
12/31/2005	19.71	(0.05)	0.97	0.92	-		-	20.63	4.67	216,007	77	0.99		(0.18)

Class B
12/31/2009	14.11	0.12	4.84	4.96	(0.04)		-	19.03	35.16	310	55	0.78		0.73
12/31/2008	23.88	0.09	(9.84)	(9.75)	(0.02)		-	14.11	(40.81)	157	47	0.79		0.47
12/31/2007	21.72	0.04	2.12	2.16	-		-	23.88	9.94	210	190	0.80		0.19
12/31/2006	20.71	0.02	0.99	1.01	-		-	21.72	4.88	173	89	0.80		0.12
12/31/2005	19.75	(0.01)	0.97	0.96	-		-	20.71	4.86	140	77	0.79		0.02

JNL/Credit Suisse Commodity Securities Fund

Class A
12/31/2009	6.31	0.07	3.09	3.16	(0.06)		-	9.41	50.17	641,108	108	1.03		0.88
12/31/2008	13.90	0.20	(7.35)	(7.15)	(0.01)		(0.43)	6.31	(51.30)	214,651	71	1.04		1.67
01/16(a) - 12/31/2007	10.00	0.07	3.83	3.90	-		-	13.90	39.00	388,379	51	1.05		0.57

Class B
12/31/2009	6.33	0.09	3.09	3.18	(0.07)		-	9.44	50.34	538	108	0.83		1.22
12/31/2008	13.93	0.21	(7.36)	(7.15)	(0.02)		(0.43)	6.33	(51.18)	270	71	0.84		1.94
01/16(a) - 12/31/2007	10.00	0.12	3.81	3.93	-		-	13.93	39.30	302	51	0.85		0.96

JNL/Credit Suisse Long/Short Fund

Class A
12/31/2009	6.11	0.06	1.46	1.52	(0.05)		-	7.58	24.86	90,306	909	1.54	(g)	0.98
12/31/2008	10.85	0.09	(4.22)	(4.13)	-		(0.61)	6.11	(37.68)	41,879	455	1.59	(g)	0.98
01/16(a) - 12/31/2007	10.00	(0.02)	0.87	0.85	-		-	10.85	8.50	68,632	240	2.26	(g)	(0.19)

Class B
12/31/2009	6.14	0.08	1.46	1.54	(0.06)		-	7.62	25.07	147	909	1.34	(g)	1.19
12/31/2008	10.87	0.11	(4.23)	(4.12)	-		(0.61)	6.14	(37.51)	93	455	1.39	(g)	1.22
01/16(a) - 12/31/2007	10.00	0.00	0.87	0.87	-		-	10.87	8.70	117	240	2.07	(g)	(0.01)

JNL/Eagle Core Equity Fund

Class A
12/31/2009	4.96	0.05	1.63	1.68	(0.07)		-	6.57	33.83	84,192	36	0.96		0.84
12/31/2008	14.53	0.16	(5.92)	(5.76)	(0.34)		(3.47)	4.96	(39.04)	42,644	57	0.96		1.35
12/31/2007	17.22	0.20	(0.12)	0.08	(0.35)		(2.42)	14.53	0.59	81,088	43	0.94		1.13
12/31/2006	15.33	0.15	1.74	1.89	0.00	(f)	-	17.22	12.35	177,972	109	0.96		0.92
12/31/2005	14.96	0.14	0.36	0.50	(0.13)		-	15.33	3.37	244,280	106	0.96		0.77

Class B
12/31/2009	5.16	0.07	1.70	1.77	(0.08)		-	6.85	34.26	94	36	0.76		1.11
12/31/2008	14.93	0.19	(6.09)	(5.90)	(0.40)		(3.47)	5.16	(38.93)	138	57	0.76		1.55
12/31/2007	17.35	0.25	(0.12)	0.13	(0.13)		(2.42)	14.93	0.84	220	43	0.74		1.41
12/31/2006	15.42	0.19	1.74	1.93	0.00	(f)	-	17.35	12.53	175	109	0.76		1.16
12/31/2005	15.02	0.17	0.36	0.53	(0.13)		-	15.42	3.56	140	106	0.76		0.97

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from									Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized			Supplemental Data				Ratio of		Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on		Net Asset		Net Assets,			Expenses to		Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment		Value, End	Total	End of Period	Portfolio		Average Net		to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions		of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)		Net Assets (c)
JNL/Eagle SmallCap Equity Fund

Class A
12/31/2009	$ 11.91	$ 0.04	$ 4.19	$ 4.23	$ -		$ -		$ 16.14	35.52%	$ 279,448	67%		1.03%		0.34%
12/31/2008	20.73	(0.04)	(7.93)	(7.97)	-		(0.85)		11.91	(38.34)	164,108	69		1.03		(0.25)
12/31/2007	22.19	(0.11)	2.65	2.54	-		(4.00)		20.73	12.14	231,713	81		1.03		(0.45)
12/31/2006	20.13	(0.15)	4.17	4.02	-		(1.96)		22.19	20.03	199,096	68		1.05		(0.67)
12/31/2005	19.97	(0.15)	0.66	0.51	-		(0.35)		20.13	2.52	159,471	57		1.06		(0.72)

Class B
12/31/2009	12.08	0.06	4.26	4.32	-		-		16.40	35.76	248	67		0.83		0.44
12/31/2008	20.96	(0.01)	(8.02)	(8.03)	-		(0.85)		12.08	(38.20)	183	69		0.83		(0.03)
12/31/2007	22.36	(0.06)	2.66	2.60	-		(4.00)		20.96	12.32	217	81		0.83		(0.24)
12/31/2006	20.22	(0.10)	4.20	4.10	-		(1.96)		22.36	20.34	245	68		0.85		(0.46)
12/31/2005	20.02	(0.11)	0.66	0.55	-		(0.35)		20.22	2.71	145	57		0.85		(0.51)

JNL/Franklin Templeton Founding Strategy Fund (h)

Class A
12/31/2009	6.32	0.29	1.61	1.90	0.00	(f)	-		8.22	30.13	838,759	5		0.06		4.15
12/31/2008	10.09	0.00	(3.66)	(3.66)	(0.11)		0.00	(f)	6.32	(36.13)	580,801	14		0.06		(0.02)
01/16(a) - 12/31/2007	10.00	0.24	(0.15)	0.09	-		-		10.09	0.90	800,395	9		0.05		2.42

JNL/Franklin Templeton Global Growth Fund

Class A
12/31/2009	5.92	0.10	1.74	1.84	(0.12)		-		7.64	31.06	375,505	5		1.10		1.58
12/31/2008	9.99	0.17	(4.24)	(4.07)	0.00	(f)	0.00	(f)	5.92	(40.72)	236,023	11		1.11		2.18
01/16(a) - 12/31/2007	10.00	0.11	(0.05)	0.06	(0.06)		(0.01)		9.99	0.63	318,542	3		1.10		1.15

Class B
12/31/2009	5.93	0.12	1.73	1.85	(0.13)		-		7.65	31.21	219	5		0.90		1.85
12/31/2008	9.97	0.20	(4.24)	(4.04)	0.00	(f)	0.00	(f)	5.93	(40.50)	153	11		0.91		2.48
01/16(a) - 12/31/2007	10.00	0.16	(0.08)	0.08	(0.10)		(0.01)		9.97	0.82	211	3		0.90		1.58

JNL/Franklin Templeton Income Fund

Class A
12/31/2009	7.39	0.55	1.88	2.43	(0.53)		-		9.29	32.92	728,236	39		1.00		6.51
12/31/2008	10.53	0.66	(3.79)	(3.13)	(0.01)		-		7.39	(29.74)	432,233	56		1.00		7.05
12/31/2007	10.70	0.60	(0.40)	0.20	(0.35)		(0.02)		10.53	1.85	549,659	21	(i)	1.02		5.45
05/01(a)-12/31/2006	10.00	0.34	0.64	0.98	(0.26)		(0.02)		10.70	9.78	64,653	43		1.10		4.85

Class B
12/31/2009	7.16	0.55	1.81	2.36	(0.54)		-		8.98	33.07	388	39		0.80		6.74
12/31/2008	10.17	0.66	(3.66)	(3.00)	(0.01)		-		7.16	(29.51)	228	56		0.80		7.39
12/31/2007	10.63	0.59	(0.38)	0.21	(0.65)		(0.02)		10.17	1.96	170	21	(i)	0.83		5.37
05/01(a)-12/31/2006	10.00	0.35	0.65	1.00	(0.35)		(0.02)		10.63	10.01	114	43		0.90		5.06

JNL/Franklin Templeton Mutual Shares Fund

Class A
12/31/2009	6.20	0.10	1.55	1.65	(0.24)		-		7.61	26.74	423,572	61		1.11	(j)	1.48
12/31/2008	10.02	0.14	(3.94)	(3.80)	-		(0.02)		6.20	(37.90)	255,941	49		1.08	(j)	1.67
01/16(a) - 12/31/2007	10.00	0.16	(0.14)	0.02	-		-		10.02	0.20	344,535	33		1.07	(j)	1.60

Class B
12/31/2009	6.22	0.12	1.56	1.68	(0.26)		-		7.64	27.00	282	61		0.91	(j)	1.79
12/31/2008	10.03	0.17	(3.96)	(3.79)	-		(0.02)		6.22	(37.76)	170	49		0.88	(j)	2.13
01/16(a) - 12/31/2007	10.00	0.13	(0.10)	0.03	-		-		10.03	0.30	210	33		0.86	(j)	1.29

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data				Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,			Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)	Net Assets (c)
JNL/Franklin Templeton Small Cap Value Fund

Class A
12/31/2009	$ 6.56	$ 0.07	$ 2.15	$ 2.22	$ (0.06)	$ -	$ 8.72	33.80%	$ 167,589	2%		1.16%	0.89%
12/31/2008	11.38	0.11	(3.97)	(3.86)	(0.10)	(0.86)	6.56	(33.23)	86,399	14		1.16	1.10
12/31/2007	12.86	0.11	(0.90)	(0.79)	(0.09)	(0.60)	11.38	(6.14)	100,289	26		1.16	0.80
12/31/2006	11.03	0.08	1.88	1.96	(0.02)	(0.11)	12.86	17.71	130,608	6		1.16	0.67
05/02(a)-12/31/2005	10.00	0.02	1.01	1.03	-	-	11.03	10.30	72,399	5		1.14	0.39

Class B
12/31/2009	6.53	0.08	2.14	2.22	(0.07)	-	8.68	33.96	237	2		0.96	1.09
12/31/2008	11.35	0.13	(3.97)	(3.84)	(0.12)	(0.86)	6.53	(33.06)	139	14		0.96	1.33
12/31/2007	12.89	0.13	(0.89)	(0.76)	(0.18)	(0.60)	11.35	(5.89)	123	26		0.96	0.96
12/31/2006	11.04	0.11	1.87	1.98	(0.02)	(0.11)	12.89	17.93	239	6		0.95	0.88
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	5		0.96	0.57

JNL/Goldman Sachs Core Plus Bond Fund

Class A
12/31/2009	10.71	0.45	1.07	1.52	(0.50)	(0.05)	11.68	14.16	782,744	430	(k)	0.90	3.90
12/31/2008	12.01	0.55	(1.18)	(0.63)	(0.48)	(0.19)	10.71	(5.17)	564,785	462		0.90	4.76
12/31/2007	11.60	0.57	0.23	0.80	(0.39)	-	12.01	6.91	614,033	186	(k)	0.91	4.79
12/31/2006	11.08	0.54	(0.01)	0.53	(0.01)	-	11.60	4.77	460,890	113	(k)	0.92	4.81
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	97	(k)	0.93	4.44

Class B
12/31/2009	10.83	0.48	1.09	1.57	(0.52)	(0.05)	11.83	14.47	245	430	(k)	0.70	4.14
12/31/2008	12.13	0.58	(1.19)	(0.61)	(0.50)	(0.19)	10.83	(4.94)	197	462		0.70	4.95
12/31/2007	12.05	0.61	0.25	0.86	(0.78)	-	12.13	7.18	171	186	(k)	0.71	4.99
12/31/2006	11.49	0.58	(0.01)	0.57	(0.01)	-	12.05	4.94	259	113	(k)	0.72	5.01
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	97	(k)	0.73	4.64

JNL/Goldman Sachs Emerging Markets Debt Fund

Class A
12/31/2009	9.67	0.44	1.79	2.23	(0.01)	-	11.89	23.06	193,046	94		1.11	3.89
10/06(a)-12/31/2008	10.00	0.09	(0.42)	(0.33)	-	-	9.67	(3.30)	28,973	44		1.11	3.92

Class B
12/31/2009	9.67	0.47	1.79	2.26	(0.01)	-	11.92	23.38	197	94		0.91	4.23
10/06(a)-12/31/2008	10.00	0.09	(0.42)	(0.33)	-	-	9.67	(3.30)	97	44		0.91	4.06

JNL/Goldman Sachs Mid Cap Value Fund

Class A
12/31/2009	6.51	0.09	2.04	2.13	(0.08)	-	8.56	32.65	275,024	113		1.03	1.29
12/31/2008	12.82	0.09	(4.82)	(4.73)	(0.11)	(1.47)	6.51	(36.09)	134,460	98		1.04	0.83
12/31/2007	12.96	0.14	0.22	0.36	(0.08)	(0.42)	12.82	2.80	169,388	117		1.03	1.01
12/31/2006	11.39	0.11	1.68	1.79	(0.04)	(0.18)	12.96	15.73	144,432	47		1.05	0.90
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34		1.06	1.02

Class B
12/31/2009	6.50	0.11	2.04	2.15	(0.09)	-	8.56	33.09	5,701	113		0.83	1.55
12/31/2008	12.83	0.12	(4.85)	(4.73)	(0.13)	(1.47)	6.50	(36.03)	244	98		0.84	1.11
12/31/2007	12.99	0.16	0.22	0.38	(0.12)	(0.42)	12.83	2.97	210	117		0.83	1.16
12/31/2006	11.40	0.13	1.70	1.83	(0.06)	(0.18)	12.99	16.06	206	47		0.85	1.09
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34		0.86	1.22

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data				Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,			Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)	Net Assets (c)
JNL/Ivy Asset Strategy Fund

Class A
9/28 (a) - 12/31/2009	$ 10.00	$ 0.01	$ 0.40	$ 0.41	$ -	$ -	$ 10.41	4.10%	$ 196,774	16%		1.25%	0.52%

Class B
9/28 (a) - 12/31/2009	10.00	0.01	0.40	0.41	-	-	10.41	4.10	203	16		1.05	0.47

JNL/JPMorgan International Value Fund

Class A
12/31/2009	5.72	0.14	1.58	1.72	(0.27)	-	7.17	30.17	549,144	92		1.03	2.24
12/31/2008	14.35	0.38	(6.85)	(6.47)	(0.25)	(1.91)	5.72	(44.49)	346,379	90		1.01	3.40
12/31/2007	14.02	0.27	1.36	1.63	(0.17)	(1.13)	14.35	11.97	727,077	98		1.01	1.81
12/31/2006	10.94	0.26	3.23	3.49	(0.08)	(0.33)	14.02	31.98	485,663	83		1.04	2.09
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72		1.08	1.63

Class B
12/31/2009	5.82	0.16	1.62	1.78	(0.29)	-	7.31	30.60	546	92		0.83	2.51
12/31/2008	14.57	0.39	(6.95)	(6.56)	(0.28)	(1.91)	5.82	(44.44)	458	90		0.81	3.55
12/31/2007	14.23	0.31	1.38	1.69	(0.22)	(1.13)	14.57	12.23	467	98		0.81	2.01
12/31/2006	11.07	0.28	3.29	3.57	(0.08)	(0.33)	14.23	32.27	390	83		0.84	2.14
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72		0.87	1.84

JNL/JPMorgan MidCap Growth Fund

Class A
12/31/2009	11.15	(0.03)	4.82	4.79	-	-	15.94	42.96	163,690	82		1.01	(0.25)
12/31/2008	20.07	(0.05)	(8.87)	(8.92)	-	-	11.15	(44.44)	91,958	105		1.02	(0.30)
12/31/2007	18.59	(0.03)	1.51	1.48	-	-	20.07	7.96	184,228	184		1.01	(0.16)
12/31/2006	16.59	(0.01)	2.01	2.00	-	-	18.59	12.06	221,504	151		1.01	(0.07)
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149		1.01	(0.11)

Class B
12/31/2009	11.26	(0.01)	4.88	4.87	-	-	16.13	43.25	114	82		0.81	(0.05)
12/31/2008	20.22	(0.01)	(8.95)	(8.96)	-	-	11.26	(44.31)	158	105		0.82	(0.08)
12/31/2007	18.70	0.01	1.51	1.52	-	-	20.22	8.13	234	184		0.81	0.03
12/31/2006	16.65	0.02	2.03	2.05	-	-	18.70	12.31	163	151		0.81	0.14
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149		0.80	0.10

JNL/JPMorgan U.S. Government & Quality Bond Fund

Class A
12/31/2009	12.25	0.47	(0.01)	0.46	(0.32)	-	12.39	3.69	693,017	12		0.73	3.78
12/31/2008	11.74	0.49	0.27	0.76	(0.25)	-	12.25	6.53	680,849	14		0.76	4.06
12/31/2007	11.43	0.53	0.20	0.73	(0.42)	-	11.74	6.38	265,662	57	(m)	0.78	4.51
12/31/2006	11.07	0.46	(0.10)	0.36	-	-	11.43	3.25	235,088	114	(m)	0.79	4.16
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.35	214,590	39	(m)	0.79	3.76

Class B
12/31/2009	12.71	0.48	0.02	0.50	(0.33)	-	12.88	3.92	564	12		0.53	3.71
12/31/2008	12.16	0.51	0.30	0.81	(0.26)	-	12.71	6.73	897	14		0.56	4.11
12/31/2007	11.89	0.57	0.22	0.79	(0.52)	-	12.16	6.64	138	57	(m)	0.58	4.71
12/31/2006	11.50	0.50	(0.11)	0.39	-	-	11.89	3.39	140	114	(m)	0.59	4.36
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39	(m)	0.59	3.96

JNL/Lazard Emerging Markets Fund

Class A
12/31/2009	5.88	0.16	4.06	4.22	(0.14)	-	9.96	71.74	735,862	49		1.27	1.98
12/31/2008	14.47	0.38	(7.64)	(7.26)	(0.08)	(1.25)	5.88	(50.05)	211,608	64		1.28	3.21
12/31/2007	10.99	0.18	3.32	3.50	(0.02)	-	14.47	31.81	411,866	53		1.29	1.37
05/01(a)-12/31/2006	10.00	0.10	0.89	0.99	-	-	10.99	9.90	88,626	28		1.35	1.52

Class B
12/31/2009	5.89	0.18	4.06	4.24	(0.15)	-	9.98	71.96	775	49		1.07	2.13
12/31/2008	14.49	0.37	(7.63)	(7.26)	(0.09)	(1.25)	5.89	(49.94)	236	64		1.08	3.28
12/31/2007	11.00	0.21	3.32	3.53	(0.04)	-	14.49	32.12	347	53		1.09	1.63
05/01(a)-12/31/2006	10.00	0.11	0.89	1.00	-	-	11.00	10.00	150	28		1.16	1.69

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/Lazard Mid Cap Equity Fund

Class A
12/31/2009	$ 6.82	$ 0.07	$ 2.63	$ 2.70	$ (0.06)	$ -	$ 9.46	39.65%	$ 164,730	79%	1.03%	0.86%
12/31/2008	11.47	0.15	(4.62)	(4.47)	(0.13)	(0.05)	6.82	(38.96)	125,184	81	1.02	1.50
12/31/2007	14.08	0.11	(0.50)	(0.39)	(0.08)	(2.14)	11.47	(2.61)	243,429	84	1.02	0.71
12/31/2006	13.54	0.07	1.89	1.96	(0.07)	(1.35)	14.08	14.56	217,646	70	1.03	0.50
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	85	1.03	0.49

Class B
12/31/2009	6.90	0.05	2.65	2.70	(0.07)	-	9.53	39.19	167	79	0.83	0.61
12/31/2008	11.62	0.17	(4.69)	(4.52)	(0.15)	(0.05)	6.90	(38.88)	2,108	81	0.82	1.70
12/31/2007	14.23	0.14	(0.51)	(0.37)	(0.10)	(2.14)	11.62	(2.44)	3,683	84	0.82	0.92
12/31/2006	13.61	0.10	1.90	2.00	(0.03)	(1.35)	14.23	14.77	3,093	70	0.83	0.68
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	85	0.83	0.69

JNL/M&G Global Basics Fund

Class A
12/31/2009	8.42	0.05	3.89	3.94	(0.03)	(0.06)	12.27	46.88	29,708	43	1.21	0.47
10/06(a)-12/31/2008	10.00	-	(1.58)	(1.58)	-	-	8.42	(15.80)	4,703	10	1.24	(0.03)

Class B
12/31/2009	8.43	0.08	3.89	3.97	(0.04)	(0.06)	12.30	47.19	160	43	1.01	0.75
10/06(a)-12/31/2008	10.00	-	(1.57)	(1.57)	-	-	8.43	(15.70)	84	10	1.04	0.17

JNL/M&G Global Leaders Fund

Class A
12/31/2009	8.35	0.09	3.03	3.12	(0.06)	-	11.41	37.43	17,302	39	1.21	0.87
10/06(a)-12/31/2008	10.00	0.02	(1.66)	(1.64)	(0.01)	-	8.35	(16.43)	4,501	34	1.23	0.82

Class B
12/31/2009	8.35	0.12	3.03	3.15	(0.08)	-	11.42	37.70	126	39	1.01	1.25
10/06(a)-12/31/2008	10.00	0.02	(1.66)	(1.64)	(0.01)	-	8.35	(16.40)	84	34	1.03	1.03

JNL/Mellon Capital Management 10 X 10 Fund (h)

Class A
12/31/2009	6.19	0.21	1.31	1.52	(0.26)	(0.26)	7.19	24.59	194,494	11	0.06	3.20
12/31/2008	9.92	0.25	(3.85)	(3.60)	(0.07)	(0.06)	6.19	(36.25)	100,370	20	0.06	3.11
04/30(a) - 12/31/2007	10.00	0.21	(0.29)	(0.08)	-	-	9.92	(0.80)	57,683	60	0.06	3.14

JNL/Mellon Capital Management Index 5 Fund (h)

Class A
12/31/2009	6.83	0.18	1.53	1.71	(0.07)	(0.08)	8.39	25.16	204,951	8	0.06	2.43
12/31/2008	10.00	0.30	(3.30)	(3.00)	(0.07)	(0.10)	6.83	(29.87)	60,409	23	0.06	3.49
04/30(a) - 12/31/2007	10.00	0.36	(0.36)	-	-	-	10.00	0.00	29,922	32	0.06	5.34

JNL/Mellon Capital Management European 30 Fund

Class A
12/31/2009	8.59	0.29	3.23	3.52	(0.25)	(0.56)	11.30	41.03	13,238	65	0.78	2.76
10/06(a)-12/31/2008	10.00	0.04	(1.41)	(1.37)	(0.04)	-	8.59	(13.74)	2,055	-	0.84	2.26

Class B
12/31/2009	8.59	0.35	3.19	3.54	(0.26)	(0.56)	11.31	41.27	128	65	0.58	3.65
10/06(a)-12/31/2008	10.00	0.05	(1.42)	(1.37)	(0.04)	-	8.59	13.71	86	-	0.64	2.45

JNL/Mellon Capital Management Pacific Rim 30 Fund

Class A
12/31/2009	9.60	0.21	2.11	2.32	(0.15)	(0.51)	11.26	24.15	16,625	47	0.78	1.95
10/06(a)-12/31/2008	10.00	0.02	(0.42)	(0.40)	-	-	9.60	(4.00)	3,299	-	0.82	0.78

Class B
12/31/2009	9.60	0.26	2.09	2.35	(0.16)	(0.51)	11.28	24.49	136	47	0.58	2.54
10/06(a)-12/31/2008	10.00	0.02	(0.42)	(0.40)	-	-	9.60	(4.00)	98	-	0.62	0.99

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized			Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on		Net Asset		Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment		Value, End	Total	End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions		of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2009	$ 7.54	$ 0.14	$ 1.82	$ 1.96	$ (0.12)	$ -		$ 9.38	25.97%	$ 900,282	4%	0.60%	1.76%
12/31/2008	12.36	0.19	(4.84)	(4.65)	(0.17)	-		7.54	(37.64)	457,126	7	0.60	1.80
12/31/2007	12.06	0.18	0.40	0.58	(0.16)	(0.12)		12.36	4.90	656,286	3	0.59	1.45
12/31/2006	10.68	0.16	1.45	1.61	(0.15)	(0.08)		12.06	15.08	559,179	1	0.60	1.42
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)		10.68	4.37	427,375	14	0.61	1.30

Class B
12/31/2009	7.66	0.16	1.85	2.01	(0.13)	-		9.54	26.26	10,996	4	0.40	2.02
12/31/2008	12.57	0.21	(4.93)	(4.72)	(0.19)	-		7.66	(37.57)	8,916	7	0.40	2.01
12/31/2007	12.27	0.21	0.41	0.62	(0.20)	(0.12)		12.57	5.14	10,797	3	0.39	1.65
12/31/2006	10.76	0.21	1.44	1.65	(0.06)	(0.08)		12.27	15.29	9,547	1	0.40	1.74
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)		10.76	4.54	537	14	0.41	1.50

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2009	8.17	0.13	2.98	3.11	(0.11)	-		11.17	38.03	469,779	14	0.61	1.35
12/31/2008	14.78	0.17	(5.75)	(5.58)	(0.13)	(0.90)		8.17	(37.58)	284,426	30	0.61	1.35
12/31/2007	14.96	0.17	0.93	1.10	(0.05)	(1.23)		14.78	7.45	464,641	25	0.60	1.06
12/31/2006	14.21	0.14	1.24	1.38	(0.13)	(0.50)		14.96	9.69	381,163	10	0.61	0.97
12/31/2005	13.28	0.09	1.51	1.60	(0.10)	(0.57)		14.21	11.98	288,486	15	0.61	0.82

Class B
12/31/2009	8.26	0.14	3.03	3.17	(0.13)	-		11.30	38.34	4,541	14	0.41	1.55
12/31/2008	14.95	0.20	(5.83)	(5.63)	(0.16)	(0.90)		8.26	(37.51)	2,613	30	0.41	1.55
12/31/2007	15.07	0.21	0.94	1.15	(0.04)	(1.23)		14.95	7.69	3,470	25	0.40	1.27
12/31/2006	14.22	0.19	1.22	1.41	(0.06)	(0.50)		15.07	9.91	2,804	10	0.41	1.26
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)		14.22	12.14	245	15	0.41	1.02

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2009	7.97	0.09	2.10	2.19	(0.07)	(0.05)		10.04	27.54	470,449	17	0.61	1.08
12/31/2008	13.53	0.11	(4.87)	(4.76)	(0.15)	(0.65)		7.97	(35.01)	241,444	29	0.61	0.96
12/31/2007	14.79	0.18	(0.51)	(0.33)	(0.04)	(0.89)		13.53	(2.11)	361,126	21	0.60	1.21
12/31/2006	13.44	0.15	2.19	2.34	(0.12)	(0.87)		14.79	17.49	339,124	17	0.60	1.02
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)		13.44	4.22	237,460	16	0.60	0.84

Class B
12/31/2009	8.05	0.11	2.11	2.22	(0.08)	(0.05)		10.14	27.68	3,916	17	0.41	1.30
12/31/2008	13.66	0.14	(4.92)	(4.78)	(0.18)	(0.65)		8.05	(34.83)	2,299	29	0.41	1.17
12/31/2007	14.86	0.21	(0.50)	(0.29)	(0.02)	(0.89)		13.66	(1.84)	2,771	21	0.40	1.41
12/31/2006	13.42	0.20	2.16	2.36	(0.05)	(0.87)		14.86	17.66	2,714	17	0.40	1.33
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)		13.42	4.38	248	16	0.40	1.04

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2009	9.41	0.25	2.50	2.75	(0.26)	0.00	(f)	11.90	29.28	721,755	2	0.69	2.43
12/31/2008	17.55	0.47	(8.00)	(7.53)	(0.30)	(0.31)		9.41	(42.92)	369,368	15	0.65	3.31
12/31/2007	16.54	0.40	1.29	1.69	(0.45)	(0.23)		17.55	10.39	645,505	5	0.65	2.23
12/31/2006	13.59	0.32	3.15	3.47	(0.37)	(0.15)		16.54	25.58	497,487	2	0.66	2.11
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)		13.59	13.31	294,677	43	0.66	2.08

Class B
12/31/2009	9.68	0.30	2.56	2.86	(0.28)	0.00	(f)	12.26	29.57	18,284	2	0.49	2.83
12/31/2008	18.04	0.52	(8.24)	(7.72)	(0.33)	(0.31)		9.68	(42.82)	6,256	15	0.45	3.55
12/31/2007	16.88	0.44	1.32	1.76	(0.37)	(0.23)		18.04	10.56	10,527	5	0.45	2.43
12/31/2006	13.60	0.22	3.30	3.52	(0.09)	(0.15)		16.88	25.93	5,982	2	0.47	1.40
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)		13.60	13.46	374	43	0.46	2.28

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from						Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)						Net Realized		Supplemental Data				Ratio of	Investment
	Value	Net		Net Realized	Total from	Distributions from		Gains on	Net Asset		Net Assets,			Expenses to	Income (Loss)
	Beginning	Investment		& Unrealized	Investment	Net Investment		Investment	Value, End	Total	End of Period	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)		Gains (Losses)	Operations	Income		Transactions	of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)	Net Assets (c)
JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2009	$ 11.07	$ 0.42		$ 0.21	$ 0.63	$ (0.30)		$ (0.01)	$ 11.39	5.65%	$ 793,123	87%	(n)	0.60%	3.67%
12/31/2008	11.16	0.52		(0.10)	0.42	(0.51)		-	11.07	3.79	379,239	51	(n)	0.61	4.60
12/31/2007	10.92	0.52		0.18	0.70	(0.46)		-	11.16	6.43	349,683	45	(n)	0.60	4.68
12/31/2006	10.75	0.48		(0.09)	0.39	(0.22)		-	10.92	3.64	247,489	65	(n)	0.61	4.42
12/31/2005	10.83	0.18		0.02	0.20	(0.22)		(0.06)	10.75	1.85	180,542	361		0.61	3.46

Class B
12/31/2009	11.36	0.46		0.21	0.67	(0.31)		(0.01)	11.71	5.90	2,647	87	(n)	0.40	3.92
12/31/2008	11.44	0.56		(0.11)	0.45	(0.53)		-	11.36	3.98	1,596	51	(n)	0.41	4.81
12/31/2007	11.05	0.55		0.19	0.74	(0.35)		-	11.44	6.68	906	45	(n)	0.41	4.88
12/31/2006	10.70	0.50		(0.09)	0.41	(0.06)		-	11.05	3.85	692	65	(n)	0.41	4.65
12/31/2005	10.76	0.20		0.02	0.22	(0.22)		(0.06)	10.70	2.04	147	361		0.41	3.66

JNL/Mellon Capital Management Global Alpha Fund

Class A
9/28 (a) - 12/31/2009	10.00	(0.03)		(0.09)	(0.12)	-		-	9.88	(1.20)	62,275	0		1.35	(1.28)

Class B
9/28 (a) - 12/31/2009	10.00	(0.03)		(0.08)	(0.11)	-		-	9.89	(1.10)	109	0		1.15	(1.09)

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2009	7.00	0.10		2.65	2.75	(0.12)		(0.49)	9.14	39.42	289,972	21		1.06	1.19
12/31/2008	14.97	0.21		(6.42)	(6.21)	(0.17)		(1.59)	7.00	(40.86)	176,084	22		1.06	1.71
12/31/2007	15.25	0.13		0.81	0.94	(0.12)		(1.10)	14.97	6.33	372,934	31		1.05	0.79
12/31/2006	13.53	0.08		2.21	2.29	(0.07)		(0.50)	15.25	16.96	349,246	30		1.06	0.58
12/31/2005	11.92	0.08		1.56	1.64	(0.03)		-	13.53	13.74	289,390	27		1.06	0.74

Class B
12/31/2009	7.07	0.11		2.68	2.79	(0.14)		(0.49)	9.23	39.58	507	21		0.86	1.40
12/31/2008	15.11	0.22		(6.46)	(6.24)	(0.21)		(1.59)	7.07	(40.69)	340	22		0.86	1.82
12/31/2007	15.35	0.17		0.81	0.98	(0.12)		(1.10)	15.11	6.56	397	31		0.85	1.02
12/31/2006	13.57	0.11		2.22	2.33	(0.05)		(0.50)	15.35	17.21	386	30		0.86	0.72
12/31/2005	11.93	0.11		1.56	1.67	(0.03)		-	13.57	13.98	204	27		0.86	0.94

JNL/PAM Asia ex-Japan Fund
Class A
12/31/2009	4.80	0.03		3.31	3.34	0.00	(f)	-	8.14	69.59	108,276	39		1.27	0.46
12/31/2008	9.80	0.12		(5.03)	(4.91)	(0.09)		-	4.80	(50.09)	7,727	132		1.29	1.66
12/03(a) - 12/31/2007	10.00	(0.01)		(0.19)	(0.20)	-		-	9.80	(2.00)	11,747	-		1.30	(0.67)

Class B
12/31/2009	4.80	0.06		3.29	3.35	0.00	(f)	-	8.15	69.80	134	39		1.07	0.94
12/31/2008	9.80	0.13		(5.02)	(4.89)	(0.11)		-	4.80	(49.92)	57	132		1.09	1.73
12/03(a) - 12/31/2007	10.00	0.00		(0.20)	(0.20)	-		-	9.80	(2.00)	98	-		1.10	(0.47)

JNL/PAM China-India Fund

Class A
12/31/2009	4.23	(0.00)	(f)	3.48	3.48	-		-	7.71	82.27	233,497	73		1.33	0.05
12/31/2008	9.98	0.03		(5.78)	(5.75)	-		-	4.23	(57.62)	25,987	188		1.41	0.51
12/03(a) - 12/31/2007	10.00	(0.01)		(0.01)	(0.02)	-		-	9.98	(0.20)	4,888	-		1.40	(0.93)

Class B
12/31/2009	4.24	0.03		3.47	3.50	-		-	7.74	82.55	239	73		1.13	0.40
12/31/2008	9.98	0.03		(5.77)	(5.74)	-		-	4.24	(57.52)	68	188		1.21	0.52
12/03(a) - 12/31/2007	10.00	(0.01)		(0.01)	(0.02)	-		-	9.98	(0.20)	100	-		1.20	(0.74)

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from								Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized			Supplemental Data				Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on		Net Asset		Net Assets,			Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment		Value, End	Total	End of Period	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions		of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)	Net Assets (c)
JNL/PIMCO Real Return Fund

Class A
12/31/2009	$ 10.10	$ 0.30	$ 1.44	$ 1.74	$ (0.27)	$ -		$ 11.57	17.25%	$ 1,189,828	722%		0.81%	2.69%
12/31/2008	11.09	0.39	(0.82)	(0.43)	(0.16)	(0.40)		10.10	(3.73)	663,938	2,289		0.81	3.44
01/16(a) - 12/31/2007	10.00	0.43	0.66	1.09	-	-		11.09	10.90	397,393	1,215	(o)	0.80	4.27

Class B
12/31/2009	10.13	0.32	1.48	1.80	(0.29)	-		11.64	17.76	237	722		0.61	2.97
12/31/2008	11.11	0.41	(0.82)	(0.41)	(0.17)	(0.40)		10.13	(3.57)	350	2,289		0.61	3.63
01/16(a) - 12/31/2007	10.00	0.32	0.79	1.11	-	-		11.11	11.10	126	1,215	(o)	0.60	3.20

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2009	11.07	0.48	1.24	1.72	(0.29)	(0.31)		12.19	15.45	2,348,470	177		0.81	4.04
12/31/2008	12.04	0.51	(0.48)	0.03	(0.53)	(0.47)		11.07	0.40	1,325,740	660		0.81	4.22
12/31/2007	11.66	0.54	0.42	0.96	(0.56)	(0.02)		12.04	8.25	1,037,811	119	(p)	0.80	4.54
12/31/2006	11.70	0.50	(0.10)	0.40	(0.44)	0.00	(f)	11.66	3.38	760,176	63	(p)	0.81	4.20
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)		11.70	2.40	571,892	183	(p)	0.81	3.15

Class B
12/31/2009	11.67	0.53	1.30	1.83	(0.30)	(0.31)		12.89	15.66	14,110	177		0.61	4.21
12/31/2008	12.64	0.56	(0.51)	0.05	(0.55)	(0.47)		11.67	0.57	9,891	660		0.61	4.40
12/31/2007	12.22	0.59	0.45	1.04	(0.60)	(0.02)		12.64	8.53	8,145	119	(p)	0.61	4.74
12/31/2006	11.91	0.55	(0.13)	0.42	(0.11)	0.00	(f)	12.22	3.57	6,953	63	(p)	0.60	4.51
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)		11.91	2.52	174	183	(p)	0.60	3.36

JNL/PPM America High Yield Bond Fund

Class A
12/31/2009	4.46	0.50	1.56	2.06	(0.37)	-		6.15	46.30	566,513	50		0.78	8.87
12/31/2008	7.43	0.59	(2.93)	(2.34)	(0.63)	-		4.46	(30.75)	188,010	78		0.79	8.82
12/31/2007	8.22	0.66	(0.75)	(0.09)	(0.70)	-		7.43	(1.10)	303,282	95		0.78	7.92
12/31/2006	7.95	0.62	0.21	0.83	(0.56)	-		8.22	10.51	365,753	62		0.80	7.49
12/31/2005	8.51	0.62	(0.48)	0.14	(0.62)	(0.08)		7.95	1.69	276,421	33		0.81	7.39

Class B
12/31/2009	4.86	0.55	1.71	2.26	(0.38)	-		6.74	46.58	5,989	50		0.58	9.22
12/31/2008	8.02	0.65	(3.17)	(2.52)	(0.64)	-		4.86	(30.65)	3,280	78		0.59	9.09
12/31/2007	8.81	0.72	(0.79)	(0.07)	(0.72)	-		8.02	(0.79)	3,999	95		0.58	8.12
12/31/2006	8.12	0.66	0.21	0.87	(0.18)	-		8.81	10.72	4,443	62		0.59	7.60
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)	(0.08)		8.12	1.89	214	33		0.60	7.60

JNL/PPM America Mid Cap Value Fund

Class A
12/31/2009	5.62	0.05	2.61	2.66	(0.03)	-		8.25	47.38	20,020	89		1.06	0.77
03/31(a)-12/31/2008	10.00	0.07	(4.37)	(4.30)	(0.08)	-		5.62	(43.00)	5,011	154		1.06	1.05

Class B
12/31/2009	5.61	0.06	2.62	2.68	(0.04)	-		8.25	47.82	92	89		0.86	0.99
03/31(a)-12/31/2008	10.00	0.08	(4.38)	(4.30)	(0.09)	-		5.61	(42.94)	58	154		0.86	1.28

JNL/PPM America Small Cap Value Fund

Class A
12/31/2009	6.27	0.04	2.09	2.13	(0.03)	-		8.37	33.97	15,861	114		1.06	0.60
03/31(a)-12/31/2008	10.00	0.06	(3.75)	(3.69)	(0.04)	-		6.27	(36.85)	8,356	66		1.06	1.02

Class B
12/31/2009	6.27	0.05	2.10	2.15	(0.04)	-		8.38	34.30	3,850	114		0.86	0.68
03/31(a)-12/31/2008	10.00	0.07	(3.75)	(3.68)	(0.05)	-		6.27	(36.75)	87	66		0.86	1.15

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from						Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/PPM America Value Equity Fund

Class A
12/31/2009	$ 7.57	$ 0.14	$ 3.23	$ 3.37	$ (0.48)		$ -	$ 10.46	44.58%	$ 93,660	63%	0.86%	1.65%
12/31/2008	19.15	0.35	(9.54)	(9.19)	(0.39)		(2.00)	7.57	(47.21)	87,770	96	0.86	2.28
12/31/2007	20.44	0.33	(1.48)	(1.15)	(0.14)		-	19.15	(5.63)	219,654	86	0.86	1.55
12/31/2006	18.09	0.17	2.19	2.36	(0.01)		-	20.44	13.03	165,734	145	0.97	0.92
12/31/2005	17.42	0.24	0.61	0.85	(0.18)		-	18.09	4.91	181,363	79	0.97	0.97

Class B
12/31/2009	7.62	0.16	3.24	3.40	(0.52)		-	10.50	44.72	675	63	0.66	1.61
12/31/2008	19.30	0.37	(9.61)	(9.24)	(0.44)		(2.00)	7.62	(47.07)	76	96	0.66	2.53
12/31/2007	20.60	0.37	(1.48)	(1.11)	(0.19)		-	19.30	(5.36)	132	86	0.66	1.75
12/31/2006	18.20	0.22	2.18	2.40	0.00	(f)	-	20.60	13.21	129	145	0.77	1.14
12/31/2005	17.48	0.28	0.62	0.90	(0.18)		-	18.20	5.18	107	79	0.76	1.18

JNL/Red Rocks Listed Private Equity Fund (h)

Class A
12/31/2009	5.91	0.07	2.31	2.38	(0.25)		(0.01)	8.03	40.33	223,873	34	1.20	0.92
10/06(a)-12/31/2008	10.00	0.04	(4.10)	(4.06)	(0.03)	(s)	-	5.91	(40.56)	15,265	6	1.22	2.55

Class B
12/31/2009	5.91	0.09	2.31	2.40	(0.26)		(0.01)	8.04	40.62	156	34	1.00	1.36
10/06(a)-12/31/2008	10.00	0.03	(4.08)	(4.05)	(0.04)	(s)	-	5.91	(40.54)	66	6	1.02	1.82

JNL/S&P Managed Conservative Fund (h)

Class A
12/31/2009	9.35	0.26	1.00	1.26	(0.17)		(0.10)	10.34	13.53	623,958	11	0.18	2.66
12/31/2008	11.47	0.32	(1.90)	(1.58)	(0.39)		(0.15)	9.35	(13.75)	407,426	30	0.19	2.95
12/31/2007	11.29	0.34	0.37	0.71	(0.27)		(0.26)	11.47	6.30	264,755	54	0.18	2.92
12/31/2006	10.70	0.20	0.64	0.84	(0.18)		(0.07)	11.29	7.85	137,126	39	0.19	1.82
12/31/2005	10.35	0.26	0.13	0.39	(0.03)		(0.01)	10.70	3.73	80,642	16	0.19	3.54

JNL/S&P Managed Moderate Fund (h)

Class A
12/31/2009	8.97	0.25	1.43	1.68	(0.12)		(0.12)	10.41	18.63	1,021,335	6	0.17	2.57
12/31/2008	12.21	0.26	(2.85)	(2.59)	(0.41)		(0.24)	8.97	(21.24)	557,615	28	0.18	2.36
12/31/2007	11.90	0.28	0.64	0.92	(0.29)		(0.32)	12.21	7.74	521,470	30	0.19	2.26
12/31/2006	11.04	0.17	0.97	1.14	(0.13)		(0.15)	11.90	10.39	314,249	35	0.19	1.44
12/31/2005	10.54	0.24	0.29	0.53	(0.02)		(0.01)	11.04	4.99	157,719	11	0.18	3.13

JNL/S&P Managed Moderate Growth Fund (h)

Class A
12/31/2009	8.79	0.21	1.86	2.07	(0.07)		(0.25)	10.54	23.46	1,774,984	13	0.16	2.14
12/31/2008	13.20	0.17	(3.80)	(3.63)	(0.27)		(0.51)	8.79	(27.50)	997,961	28	0.16	1.45
12/31/2007	13.08	0.19	0.92	1.11	(0.28)		(0.71)	13.20	8.65	1,403,279	34	0.16	1.34
12/31/2006	12.13	0.12	1.36	1.48	(0.12)		(0.41)	13.08	12.17	1,123,984	29	0.16	0.97
12/31/2005	11.67	0.34	0.41	0.75	(0.20)		(0.09)	12.13	6.41	861,543	21	0.17	1.39

JNL/S&P Managed Growth Fund (h)

Class A
12/31/2009	7.94	0.14	2.09	2.23	(0.16)		(0.30)	9.71	28.06	1,479,759	8	0.16	1.55
12/31/2008	13.84	0.10	(5.00)	(4.90)	(0.07)		(0.93)	7.94	(35.36)	808,800	32	0.16	0.80
12/31/2007	13.62	0.12	1.05	1.17	(0.24)		(0.71)	13.84	8.70	1,388,072	34	0.15	0.86
12/31/2006	12.56	0.07	1.71	1.78	(0.07)		(0.65)	13.62	14.15	1,246,802	34	0.16	0.53
12/31/2005	12.23	0.30	0.61	0.91	(0.13)		(0.45)	12.56	7.44	1,059,806	32	0.16	0.62

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from							Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized			Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on		Net Asset		Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment		Value, End	Total	End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions		of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/S&P Managed Aggressive Growth Fund (h)

Class A
12/31/2009	$ 8.39	$ 0.10	$ 2.51	$ 2.61	$ (0.21)		$ (0.33)		$ 10.46	31.05%	$ 582,868	19%	0.19%	1.07%
12/31/2008	14.89	0.06	(5.90)	(5.84)	(0.05)		(0.61)		8.39	(39.16)	414,718	42	0.18	0.50
12/31/2007	13.91	0.08	1.19	1.27	(0.24)		(0.05)		14.89	9.17	702,285	46	0.17	0.56
12/31/2006	12.80	0.04	1.95	1.99	(0.04)		(0.84)		13.91	15.57	672,325	33	0.17	0.28
12/31/2005	11.89	0.25	0.76	1.01	(0.10)		-		12.80	8.48	657,320	35	0.18	0.22

JNL/S&P Disciplined Moderate Fund (h)

Class A
12/31/2009	7.72	0.23	1.21	1.44	(0.16)		(0.06)		8.94	18.67	168,455	12	0.19	2.75
12/31/2008	10.70	0.27	(3.12)	(2.85)	(0.09)		(0.04)		7.72	(26.60)	58,062	27	0.19	2.91
01/16(a) - 12/31/2007	10.00	0.48	0.22	0.70	-		-		10.70	7.00	34,588	31	0.18	4.75

JNL/S&P Disciplined Moderate Growth Fund (h)

Class A
12/31/2009	6.81	0.21	1.34	1.55	(0.17)		(0.09)		8.10	22.77	206,365	16	0.19	2.78
12/31/2008	10.67	0.23	(3.94)	(3.71)	(0.09)		(0.06)		6.81	(34.76)	74,452	29	0.19	2.60
01/16(a) - 12/31/2007	10.00	0.35	0.32	0.67	-		-		10.67	6.70	40,459	31	0.18	3.49

JNL/S&P Disciplined Growth Fund (h)

Class A
12/31/2009	6.31	0.20	1.40	1.60	(0.17)		(0.10)		7.64	25.39	80,863	24	0.19	2.87
12/31/2008	10.65	0.22	(4.40)	(4.18)	(0.10)		(0.06)		6.31	(39.21)	26,133	48	0.19	2.55
01/16(a) - 12/31/2007	10.00	0.36	0.29	0.65	-		-		10.65	6.50	16,525	28	0.19	3.58

JNL/S&P Competitive Advantage Fund

Class A
12/31/2009	6.90	0.11	2.94	3.05	0.00	(f)	-		9.95	44.22	254,695	101	0.72	1.28
12/31/2008	9.92	0.16	(3.08)	(2.92)	(0.10)		-		6.90	(29.40)	90,399	97	0.71	1.81
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)		-		9.92	(0.74)	15,294	-	0.70	1.46

Class B
12/31/2009	6.87	0.14	2.93	3.07	0.00	(f)	-		9.94	44.70	50	101	0.52	1.57
12/31/2008	9.92	0.15	(3.08)	(2.93)	(0.12)		-		6.87	(29.59)	14	97	0.51	1.61
12/03(a) - 12/31/2007	10.00	0.01	(0.08)	(0.07)	(0.01)		-		9.92	(0.67)	99	-	0.47	1.93

JNL/S&P Dividend Income & Growth Fund

Class A
12/31/2009	7.04	0.23	1.42	1.65	0.00	(f)	-		8.69	23.47	239,392	84	0.72	3.24
12/31/2008	9.77	0.35	(2.89)	(2.54)	(0.19)		0.00	(f)	7.04	(25.93)	101,329	64	0.71	4.47
12/03(a) - 12/31/2007	10.00	0.02	(0.24)	(0.22)	(0.01)		-		9.77	(2.24)	7,203	-	0.70	2.03

Class B
12/31/2009	7.03	0.25	1.42	1.67	0.00	(f)	-		8.70	23.79	158	84	0.52	3.40
12/31/2008	9.75	0.36	(2.88)	(2.52)	(0.20)		0.00	(f)	7.03	(25.79)	120	64	0.51	4.41
12/03(a) - 12/31/2007	10.00	0.03	(0.26)	(0.23)	(0.02)		-		9.75	(2.28)	98	-	0.47	3.29

JNL/S&P Intrinsic Value Fund
Class A
12/31/2009	6.21	0.11	3.43	3.54	0.00	(f)	-		9.75	57.04	246,578	151	0.72	1.40
12/31/2008	9.91	0.15	(3.70)	(3.55)	(0.09)		(0.06)		6.21	(35.84)	96,643	98	0.71	1.88
12/03(a) - 12/31/2007	10.00	0.02	(0.10)	(0.08)	(0.01)		-		9.91	(0.81)	18,261	-	0.70	2.06

Class B
12/31/2009	6.21	0.12	3.47	3.59	0.00	(f)	-		9.80	57.84	108	151	0.52	1.45
12/31/2008	9.91	0.14	(3.68)	(3.54)	(0.10)		(0.06)		6.21	(35.73)	35	98	0.51	1.55
12/03(a) - 12/31/2007	10.00	0.02	(0.09)	(0.07)	(0.02)		-		9.91	(0.71)	99	-	0.48	2.37

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from							Distributions from										Ratio of Net
	Net Asset	Investment Operations (e)							Net Realized			Supplemental Data					Ratio of		Investment
	Value	Net		Net Realized	Total from		Distributions from		Gains on		Net Asset			Net Assets,			Expenses to		Income (Loss)
	Beginning	Investment		& Unrealized	Investment		Net Investment		Investment		Value, End	Total		End of Period	Portfolio		Average Net		to Average
Period Ended	of Period	Income (Loss)		Gains (Losses)	Operations		Income		Transactions		of Period	Return (b)		(in thousands)	Turnover (d)		Assets (c)		Net Assets (c)
JNL/S&P Total Yield Fund
Class A
12/31/2009	$ 6.37	$ 0.10		$ 2.63	$ 2.73		$ 0.00	(f)	$ -		$ 9.10	42.88%		$ 212,981	126%		0.72%		1.28%
12/31/2008	10.07	0.20		(3.79)	(3.59)		(0.11)		0.00	(f)	6.37	(35.67)		103,601	115		0.71		2.38
12/03(a) - 12/31/2007	10.00	0.01		0.06	0.07		0.00	(f)	-		10.07	0.74		9,806	-		0.70		1.26

Class B
12/31/2009	6.37	0.11		2.63	2.74		0.00	(f)	-		9.11	43.04		55	126		0.52		1.50
12/31/2008	10.07	0.20		(3.78)	(3.58)		(0.12)		0.00	(f)	6.37	(35.58)		88	115		0.51		2.35
12/03(a) - 12/31/2007	10.00	0.01		0.07	0.08		(0.01)		-		10.07	0.81		101	-		0.48		1.64

JNL/S&P 4 Fund (h)
Class A
12/31/2009	6.79	(0.00)	(f)	2.84	2.84		(0.08)		0.00	(f)	9.55	41.85		627,405	12		0.06		(0.03)
12/31/2008	9.93	0.21		(3.35)	(3.14)		0.00	(f)	-		6.79	(31.62)		265,183	15		0.06		2.54
12/03(a) - 12/31/2007	10.00	0.02		(0.09)	(0.07)		-		-		9.93	(0.70)		22,194	-		0.05		2.85

JNL/Select Balanced Fund
Class A
12/31/2009	12.81	0.34		2.19	2.53		(0.33)		-		15.01	19.78		736,864	54	(q)	0.78		2.53
12/31/2008	17.56	0.48		(4.18)	(3.70)		(0.39)		(0.66)		12.81	(20.79)		455,105	60	(q)	0.78		2.98
12/31/2007	17.35	0.48		0.81	1.29		(0.37)		(0.71)		17.56	7.49		526,511	41	(q)	0.78		2.62
12/31/2006	15.75	0.42		1.73	2.15		(0.31)		(0.24)		17.35	13.65		439,868	46	(q)	0.79		2.55
12/31/2005	17.12	0.34		0.58	0.92		(0.38)		(1.91)		15.75	5.30		396,350	42	(q)	0.79		2.22

Class B
12/31/2009	13.03	0.38		2.24	2.62		(0.36)		-		15.29	20.08		855	54	(q)	0.58		2.74
12/31/2008	17.84	0.52		(4.25)	(3.73)		(0.42)		(0.66)		13.03	(20.62)		662	60	(q)	0.58		3.21
12/31/2007	17.39	0.52		0.81	1.33		(0.17)		(0.71)		17.84	7.73		665	41	(q)	0.58		2.83
12/31/2006	15.64	0.45		1.72	2.17		(0.18)		(0.24)		17.39	13.89		276	46	(q)	0.59		2.75
12/31/2005	16.98	0.37		0.58	0.95		(0.38)		(1.91)		15.64	5.52		198	42	(q)	0.59		2.42

JNL/Select Money Market Fund
Class A
12/31/2009	1.00	0.00	(f)	-	0.00	(f)	0.00	(f)	-		1.00	0.15	(v)	1,140,511	n/a		0.47	(w)	0.16 (w)
12/31/2008	1.00	0.02		0.00	0.02		(0.02)		-		1.00	2.20	(r)	1,340,054	n/a		0.57		2.08
12/31/2007	1.00	0.05		0.00	0.05		(0.05)		-		1.00	4.76		651,204	n/a		0.58		4.63
12/31/2006	1.00	0.04		0.00	0.04		(0.04)		-		1.00	4.49		269,095	n/a		0.59		4.42
12/31/2005	1.00	0.02		0.00	0.02		(0.02)		-		1.00	2.71		258,452	n/a		0.60		2.66

Class B
12/31/2009	1.00	0.00	(f)	-	0.00	(f)	0.00	(f)	-		1.00	0.21	(v)	7,270	n/a		0.37	(w)	0.24 (w)
12/31/2008	1.00	0.02		0.00	0.02		(0.02)		-		1.00	2.40	(r)	7,220	n/a		0.37		2.32
12/31/2007	1.00	0.05		0.00	0.05		(0.05)		-		1.00	4.97		4,617	n/a		0.38		4.84
12/31/2006	1.00	0.05		0.00	0.05		(0.05)		-		1.00	4.70		2,955	n/a		0.39		4.80
12/31/2005	1.00	0.02		0.00	0.02		(0.02)		-		1.00	2.91		469	n/a		0.40		2.88

JNL/Select Value Fund
Class A
12/31/2009	12.60	0.22		2.80	3.02		(0.21)		-		15.41	23.98		762,013	42		0.82		1.64
12/31/2008	19.33	0.32		(6.76)	(6.44)		(0.01)		(0.28)		12.60	(33.35)		484,751	54		0.83		1.97
12/31/2007	19.42	0.29		1.22	1.51		(0.26)		(1.34)		19.33	7.90		538,410	41		0.83		1.39
12/31/2006	16.90	0.25		3.28	3.53		(0.31)		(0.70)		19.42	20.86		481,805	34		0.84		1.37
12/31/2005	16.71	0.17		1.20	1.37		(0.20)		(0.98)		16.90	8.15		277,461	29		0.86		1.41

Class B
12/31/2009	12.79	0.25		2.84	3.09		(0.23)		-		15.65	24.18		14,220	42		0.62		1.87
12/31/2008	19.57	0.36		(6.85)	(6.49)		(0.01)		(0.28)		12.79	(33.19)		10,950	54		0.63		2.13
12/31/2007	19.66	0.33		1.25	1.58		(0.33)		(1.34)		19.57	8.13		15,294	41		0.63		1.59
12/31/2006	16.91	0.34		3.22	3.56		(0.11)		(0.70)		19.66	21.05		12,976	34		0.64		1.76
12/31/2005	16.68	0.21		1.20	1.41		(0.20)		(0.98)		16.91	8.41		158	29		0.65		1.62

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from					Distributions from								Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized			Supplemental Data				Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on		Net Asset		Net Assets,			Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment		Value, End	Total	End of Period	Portfolio		Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions		of Period	Return (b)	(in thousands)	Turnover (d)		Assets (c)	Net Assets (c)
JNL/T. Rowe Price Established Growth Fund
Class A
12/31/2009	$ 12.70	$ 0.02	$ 5.50	$ 5.52	$ (0.04)		$ -		$ 18.18	43.49%	$ 916,445	62%		0.91%	0.12%
12/31/2008	22.49	0.06	(9.69)	(9.63)	(0.02)		(0.14)		12.70	(42.85)	581,447	54		0.90	0.30
12/31/2007	21.84	0.09	2.16	2.25	(0.08)		(1.52)		22.49	10.12	1,043,708	56		0.88	0.40
12/31/2006	19.44	0.09	2.57	2.66	(0.09)		(0.17)		21.84	13.70	750,771	46		0.90	0.46
12/31/2005	18.36	0.04	1.08	1.12	(0.04)		-		19.44	6.09	732,553	41		0.91	0.24

Class B
12/31/2009	12.83	0.05	5.57	5.62	(0.08)		-		18.37	43.79	30,411	62		0.71	0.33
12/31/2008	22.69	0.09	(9.79)	(9.70)	(0.02)		(0.14)		12.83	(42.75)	19,925	54		0.70	0.50
12/31/2007	22.02	0.15	2.09	2.24	(0.12)		(1.45)		22.69	10.31	34,482	56		0.68	0.62
12/31/2006	19.50	0.14	2.58	2.72	(0.03)		(0.17)		22.02	13.95	32,185	46		0.70	0.64
12/31/2005	18.38	0.06	1.10	1.16	(0.04)		-		19.50	6.30	193	41		0.70	0.45

JNL/T. Rowe Price Mid-Cap Growth Fund
Class A
12/31/2009	16.20	(0.05)	7.65	7.60	-		(0.01)	(x)	23.79	46.93	820,894	32		1.02	(0.26)
12/31/2008	30.37	(0.04)	(12.33)	(12.37)	-		(1.80)		16.20	(40.68)	425,184	37		1.02	(0.14)
12/31/2007	29.05	(0.01)	4.97	4.96	0.00	(f)	(3.64)		30.37	17.26	697,484	45		1.02	(0.04)
12/31/2006	29.64	0.05	1.96	2.01	(0.05)		(2.55)		29.05	6.76	625,869	37		1.02	0.16
12/31/2005	27.87	(0.07)	4.01	3.94	-		(2.17)		29.64	14.10	623,382	30		1.02	(0.32)

Class B
12/31/2009	16.44	(0.01)	7.77	7.76	-		(0.01)	(x)	24.19	47.22	28,372	32		0.82	(0.05)
12/31/2008	30.71	0.01	(12.48)	(12.47)	-		(1.80)		16.44	(40.56)	17,811	37		0.82	0.05
12/31/2007	29.28	0.06	5.01	5.07	0.00	(f)	(3.64)		30.71	17.50	29,638	45		0.82	0.18
12/31/2006	29.76	0.03	2.05	2.08	(0.01)		(2.55)		29.28	6.97	24,998	37		0.81	0.08
12/31/2005	27.92	0.01	4.00	4.01	-		(2.17)		29.76	14.32	276	30		0.82	(0.12)

JNL/T. Rowe Price Short-Term Bond Fund

Class A
12/31/2009	9.36	0.25	0.47	0.72	(0.28)		(0.09)		9.71	7.64	484,832	102		0.74	2.56
12/31/2008	10.49	0.40	(1.04)	(0.64)	(0.45)		(0.04)		9.36	(5.97)	295,409	134		0.74	3.86
12/31/2007	10.31	0.49	0.01	0.50	(0.32)		-		10.49	4.82	311,237	73	(l)	0.75	4.62
05/01(a)-12/31/2006	10.00	0.31	0.00	0.31	-		-		10.31	3.10	327,071	109	(l)	0.74	4.52

Class B
12/31/2009	9.41	0.26	0.47	0.73	(0.29)		(0.09)		9.76	7.74	211	102		0.54	2.57
12/31/2008	10.53	0.42	(1.03)	(0.61)	(0.47)		(0.04)		9.41	(5.66)	50	134		0.54	4.05
12/31/2007	10.33	0.50	0.01	0.51	(0.31)		-		10.53	4.95	118	73	(l)	0.55	4.74
05/01(a)-12/31/2006	10.00	0.32	0.01	0.33	-		-		10.33	3.30	103	109	(l)	0.54	4.72

See accompanying Notes to Financial Statements.

JNL Series Trust
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations (e)				Net Realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)
JNL/T. Rowe Price Value Fund
Class A
12/31/2009	$ 6.98	$ 0.15	$ 2.44	$ 2.59	$ (0.13)	$ -	$ 9.44	37.09%	$ 727,672	21%	0.96%	1.89%
12/31/2008	14.65	0.20	(6.20)	(6.00)	(0.24)	(1.43)	6.98	(40.47)	412,536	29	0.96	1.65
12/31/2007	15.62	0.26	(0.14)	0.12	(0.20)	(0.89)	14.65	0.85	707,468	33	0.95	1.59
12/31/2006	13.93	0.22	2.57	2.79	(0.13)	(0.97)	15.62	20.11	681,711	26	0.96	1.48
12/31/2005	13.64	0.13	0.70	0.83	(0.11)	(0.43)	13.93	6.07	544,901	29	0.97	1.08

Class B
12/31/2009	7.14	0.17	2.50	2.67	(0.14)	-	9.67	37.46	549	21	0.76	2.16
12/31/2008	14.95	0.23	(6.34)	(6.11)	(0.27)	(1.43)	7.14	(40.39)	385	29	0.76	1.85
12/31/2007	15.83	0.29	(0.14)	0.15	(0.14)	(0.89)	14.95	1.03	641	33	0.75	1.73
12/31/2006	14.03	0.26	2.58	2.84	(0.07)	(0.97)	15.83	20.30	391	26	0.76	1.71
12/31/2005	13.69	0.17	0.71	0.88	(0.11)	(0.43)	14.03	6.42	281	29	0.77	1.28

(a)	Commencement of operations.
(b)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)	Annualized for periods less than one year.
(d)	Portfolio turnover excludes dollar roll transactions.
(e)	Calculated using the average shares method for periods ended after December 31, 2005.
(f)	Amount represents less than $0.005.
(g)
Includes dividend expense and borrowing fees on securities sold short for JNL/Credit Suisse Long/Short Fund of 0.37%, 0.40% and 1.06% for Class A and B shares for the periods ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.

(h)	Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(i)	Portfolio turnover including dollar roll transactions for JNL/Franklin Templeton Income Fund was 34% for 2007. The Fund had no dollar roll transactions for periods ending after December 31, 2007.
(j)
Includes dividend expense and borrowing fees on securities sold short for JNL/Franklin Templeton Mutual Shares Fund of 0.05%, 0.01% and 0.01% for Class A and B shares for the periods ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.

(k)
Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was  453%, 570%, 332%, and 484%  in  2005, 2006, 2007, and 2009, respectively.  The Fund had no dollar roll transactions for year ended December 31, 2008.

(l)
Portfolio turnover including dollar roll transactions for JNL/T. Rowe Price Short-Term Bond Fund was 118% and 78% for 2006 and 2007, respectively.  The Fund had no dollar roll transactions for periods ending after December 31, 2007.

(m)
Portfolio turnover including dollar roll transactions for JNL/JPMorgan U.S. Government & Quality Bond Fund was 487%, 524%, and 217% in 2005, 2006, and 2007, respectively.  The Fund had no dollar roll transactions for the periods ending after December 31, 2007.

(n)	Portfolio turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund was 79% , 52%, 52% and 90% in 2006, 2007, 2008 and 2009, respectively.
(o)	Portfolio turnover including dollar roll transactions for JNL/PIMCO Real Return Fund was 1,340% in 2007. The Fund had no dollar roll transactions for periods ending after December 31, 2007.

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Financial Statements

NOTE 1. ORGANIZATION
The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended. The Trust currently offers shares in seventy-two (72) separate funds (each a “Fund”, and collectively, "Funds"), each with its own investment objective:

Adviser/Sub-Adviser:	Fund: (sub-Sub-Advisers are in parentheses)
AIM Capital Management, Inc. (effective	JNL/AIM International Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/AIM Global Real Estate Fund (INVESCO
January 1, 2010, AIM Capital Management, Inc.	Asset Management Ltd.), JNL/AIM Small Cap Growth Fund
was consolidated into Invesco Advisers, Inc.)
Capital Guardian Trust Company	JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital
Guardian International Small Cap Fund, JNL/Capital Guardian U.S. Growth Equity Fund
Credit Suisse Asset Management, LLC	JNL/Credit Suisse Commodity Securities Fund and JNL/Credit Suisse Long/Short Fund
Eagle Asset Management, Inc.	JNL/Eagle Core Equity Fund and JNL/Eagle SmallCap Equity Fund
Templeton Global Advisors Limited	JNL/Franklin Templeton Global Growth Fund
Franklin Advisers, Inc.	JNL/Franklin Templeton Income Fund
Franklin Mutual Advisers, LLC	JNL/Franklin Templeton Mutual Shares Fund
Franklin Advisory Services, LLC	JNL/Franklin Templeton Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	JNL/Goldman Sachs Core Plus Bond Fund (Goldman Sachs Asset Management International), JNL/Goldman Sachs
Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund
Ivy Investment Management Company	JNL/Ivy Asset Strategy Fund
J.P. Morgan Investment Management Inc.	JNL/JPMorgan International Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government &
Quality Bond Fund
Lazard Asset Management, LLC	JNL/Lazard Emerging Markets Fund and JNL/Lazard Mid Cap Equity Fund
M&G Investment Management Limited	JNL/M&G Global Basics Fund and JNL/M&G Global Leaders Fund
Mellon Capital Management Corporation	JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund,
JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund,
JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund,
JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Global Alpha Fund
OppenheimerFunds, Inc.	JNL/Oppenheimer Global Growth Fund
Pacific Investment Management Company LLC	JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund
PPM America, Inc.	JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund
Prudential Asset Management (Singapore)	JNL/PAM Asia ex-Japan Fund and JNL/PAM China-India Fund
Limited
Red Rocks Capital LLC	JNL/Red Rocks Listed Private Equity Fund
Standard & Poor’s Investment Advisory	JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund,
Services LLC	JNL/S&P Total Yield Fund (all co-Sub-Advised by Mellon Capital Management Corporation)
JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth
Standard & Poor’s Investment Advisory	Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Disciplined Moderate
Services LLC	Fund, JNL/S&P Disciplined Moderate Growth Fund, JNL/S&P Disciplined Growth Fund; (all have a fund of funds structure which invests in other affiliated underlying funds) the funds are collectively known as "JNL/S&P Funds"
Wellington Management Company, LLP	JNL/Select Balanced Fund, JNL/Select Money Market Fund, JNL/Select Value Fund
T. Rowe Price Associates, Inc.	JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price
Short-Term Bond Fund, JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC,	JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Institutional Alt 65 Fund;
("JNAM" or "Adviser")	the funds are collectively known as "JNL Institutional Alt Funds". JNL/Franklin Templeton Founding Strategy Fund,
JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund.
All JNAM advised funds have a fund of funds structure.

The Trust consists of all diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds:  JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Lazard Mid Cap Equity Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund, JNL/PIMCO Real Return Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Funds, JNL/S&P 4 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund.

The following fund acquisitions were effective April 6, 2009: JNL/Mellon Capital Management Small Cap Index Fund acquired JNL/Lazard Small Cap Equity Fund; JNL/Mellon Capital Management S&P 500 Index Fund acquired JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund; JNL/S&P Disciplined Growth Fund acquired JNL/S&P Growth Retirement Strategy Fund; JNL/S&P Disciplined Moderate Growth Fund acquired JNL/S&P Moderate Growth Retirement Strategy Fund; and JNL/S&P Disciplined Moderate Fund acquired JNL/S&P Moderate Retirement Strategy Fund.  The following fund acquisitions were effective September 28, 2009:  JNL/Mellon Capital Management S&P 500 Index Fund acquired JNL/PPM America Core Equity Fund; JNL/S&P Managed Moderate Fund acquired JNL/S&P Retirement Income Fund; JNL/S&P

JNL Series Trust
Notes to the Financial Statements (continued)

Managed Moderate Growth Fund acquired JNL/S&P Retirement 2015 Fund; and JNL/S&P Managed Growth Fund acquired JNL/S&P Retirement 2020 Fund and JNL/S&P Retirement 2025 Fund.  See Note 8 for additional information regarding these acquisitions.

Effective September 28, 2009, the sub-adviser for JNL/Goldman Sachs Short Duration Bond Fund was changed from Goldman Sachs Asset Management, L.P. to T. Rowe Price Associates, Inc.  The name of the Fund was changed to JNL/T. Rowe Price Short-Term Bond Fund.  Additionally, on that same day, in connection with a strategy change for the JNL/Credit Suisse Global Natural Resources Fund, the name of the Fund was changed to JNL/Credit Suisse Commodity Securities Fund.

Each Fund, except the JNL Institutional Alt Funds, JNL/S&P Funds, JNL/S&P 4 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, and JNL/Mellon Capital Management Index 5 Fund, offers Class A and Class B shares.  The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class.  No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company® ("Jackson") and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM serves as investment adviser to each of the Funds.  Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and affiliated separate accounts to fund the benefits of variable annuity and variable life policies.  Shares are also sold to qualified and non-qualified retirement plans as well as certain affiliated “funds of funds”.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security is priced based on prices furnished by independent pricing services approved by the Trust’s Board of Trustees (“Board” or “Trustees”) and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on the valuation date.  The securities lending collateral funds, which provide daily liquidity, are valued as a practical expedient at the daily reported NAV of the funds as of the close of the NYSE on the valuation date.  All securities in the JNL/Select Money Market Fund, as permitted by compliance with applicable provisions under Rule 2(a)-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by approved pricing services.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Commodity-linked structured notes and credit-linked notes are valued by pricing models using observable inputs or at the most recent bid quotation obtained from a broker/dealer.  Options and futures contracts traded on a liquid exchange are valued at the last sales price as of the close of business on the local exchange.  Options traded on an illiquid exchange are valued at the most recent bid quotation obtained from a broker/dealer.  Forward foreign currency contracts are valued at the foreign currency exchange rate as of the close of the NYSE, unless the Adviser determine that such markets lack an appropriate level of liquidity at that time.  In such instances, the Funds will generally utilize foreign currency exchange rates as of the close of the London Stock Exchange.  Non-exchange traded derivatives such as options and swap agreements are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, non-exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivatives securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures adopted by the Board.  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of an investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

Please see the Notes to the Schedules of Investments, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”,  for expanded disclosure of fair value measurements.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  The JNL/Select Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest and dividend income and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract.

JNL Series Trust
Notes to the Financial Statements (continued)

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars.  Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.  Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance  of  their  duties  to the Funds.   In addition,  certain of the Funds’  contracts  with service providers  contain  general  indemnification  clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3.  SECURITIES AND OTHER INVESTMENTS
Commodity-Linked Structured Notes - A commodity-linked structured note is a debt security that contains a return component based on the movement of a commodity index or other measure.  These notes typically pay periodic interest on the face value of the instrument and a formula based return tied to a commodity index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  Performance of the particular commodity index will affect performance of the commodity-linked structured note.  Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index.  They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables.  Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index.  In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt securities.

Dollar Roll Transactions - A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Inflation-Indexed Bonds - A Fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Securities Lending and Securities Lending Collateral – A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income.  The borrowers pay the Funds’ securities lending agent negotiated lender fees and the Funds receive a fee equal to a percentage of the negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction.  The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked to market daily.  Any shortfalls are adjusted the next business day.  In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The Bank of New York Mellon Corp. (“BNY Mellon”) served as the custodian and securities lending agent for the Funds through August 28, 2009.  Prior to June 25, 2009, the Funds’ cash collateral was invested in the Mellon GSL DBT II Collateral Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by BNY Mellon and approved by the Adviser.  During 2008, certain investments issued by Sigma Finance, Inc. in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the same Delaware business trust.  Sigma Finance, Inc. entered receivership in October 2008 and the majority of its assets were liquidated in December 2008.  Each Fund settled the payable for the securities lending collateral attributable to the Mellon GSL Reinvestment Trust II by payment of an amount equal to the amortized cost for its respective interest in Sigma Finance, Inc. securities held.  Each Fund’s investment in Sigma Finance, Inc. was fair valued at $0.0425 at December 31, 2009.  The difference between the current value and the amortized cost of each Fund’s investment in Sigma Finance, Inc. has been included in net change in unrealized appreciation (depreciation) on investments in the Statements of Operations during the current and prior periods.  The fair value and par value of the investment in Sigma Finance, Inc. are reported under Non-U.S. Government Agency Asset-Backed Securities in the Schedules of Investments.

On April 10, 2009, the assets in the Mellon GSL DBT II Collateral Fund with a maturity of greater than one day were segregated into the BNY Mellon SL DBT II Liquidating Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by BNY Mellon and approved by the Adviser.  Each participant in the Mellon GSL DBT II Collateral Fund received units of the BNY Mellon SL DBT II Liquidating Fund based on their proportionate interest in Mellon GSL DBT II Collateral Fund as of the

JNL Series Trust
Notes to the Financial Statements (continued)

close of business on April 10, 2009.  As assets in the BNY Mellon SL DBT II Liquidating Fund matured or were sold, the proceeds were invested in the Mellon GSL DBT II Collateral Fund and the participants’ ownership interests were transferred accordingly.  On June 25, 2009, each Fund’s investment in the Mellon GSL DBT II Collateral Fund was transferred to the BNY Mellon Securities Lending Overnight Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by BNY Mellon and approved by the Adviser.  From June 25 to August 28, 2009, as assets in the BNY Mellon SL DBT II Liquidating Fund matured or were sold, the proceeds were invested in the BNY Mellon Securities Lending Overnight Fund.

On August 31, 2009, JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) began to provide custodian and securities lending services to the Trust.  At that time, the Funds began investing cash collateral in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser.  Investments in BNY Mellon SL DBT II Liquidating Fund were redeemed in-kind and the assets were transferred to the newly organized Securities Lending Liquidating Fund LLC, a limited liability company sponsored by the Adviser.  As the assets in the Securities Lending Liquidating Fund LLC mature or are liquidated, the proceeds are invested in the Securities Lending Cash Collateral Fund LLC.  Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, it typically invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2(a)-7 under the 1940 Act, which governs money market funds.

At December 31, 2009, the value of the Securities Lending Cash Collateral Fund LLC was $1.00 per unit and the value of the Securities Lending Liquidating Fund LLC was $0.9979 per unit.  Values were determined using methodologies consistent with those previously described in Security Valuation.  Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.  The difference between the current value and the amortized cost of each Fund’s collateral investments in the Securities Lending Liquidating Fund LLC represents a potential loss to be realized by the Fund in the event the investments do not mature or are otherwise disposed of at a price less than par.  The difference between the current value and the amortized cost of each Fund’s investment in the Securities Lending Liquidating Fund LLC is an unrealized loss to the Funds and is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities.  The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments.

Repurchase Agreements - A Fund may invest in repurchase agreements.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand.  The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements.  The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest.  Procedures for all repurchase agreements have been designed to monitor that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Securities Sold Short - A Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus any amounts deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Potential losses from short sales may be unlimited.

Unfunded Loan Commitments - A Fund may enter into certain credit agreements, all or a potion of which may be unfunded.  The Fund is obligated to fund these loan commitments at the borrowers’ discretion.  Funded portions of credit agreements are presented in the Schedules of Investments.  Unfunded loan commitments are presented in the Notes to the Schedules of Investments.  Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or (depreciation) is included in the Statements of Assets and Liabilities and the Statements of Operations.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Sometimes these securities are referred to as “private placements”.  Unregistered securities may be deemed “illiquid” because there is no readily available market for sale of the securities.  Many of these securities are  valued by approved pricing services.  These securities are sometimes valued in good faith using procedures adopted by the Board after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

U.S. Government Agencies or Government-Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are

JNL Series Trust
Notes to the Financial Statements (continued)

continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Delayed-Delivery Securities - A Fund may purchase or sell securities on a delayed delivery basis, including To Be Announced (“TBA”) securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions.  When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss.  When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, certain Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.  Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the consideration of factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral.

Forward Sales Commitments – A Fund may purchase or sell forward sales commitments.  A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.  The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date.  A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may sell these securities before they are delivered, which may result in capital gain or loss.

NOTE 4.  FINANCIAL DERIVATIVE INSTRUMENTS
FASB ASC Topic 815,  “Derivatives and Hedging" – This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument held by the Funds are discussed in the following paragraphs.  A tabular disclosure for each derivative instrument by risk category is presented in the Notes to the Schedules of Investments which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain (loss) in the Statements of Operations for each derivative instrument.

Credit Linked Notes - A Fund may invest in credit linked notes in the normal course of pursuing its investment objectives.  The Funds invest in credit linked notes to manage portfolio risk and to gain exposure to certain foreign markets.  The value of a credit linked note is based on the price movements of a particular credit, known as a reference credit.  Credit linked notes that the Funds invest in are listed instruments that provide the same return as the underlying reference credit.  Credit linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference asset or basket of assets.  The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity.  If a specified credit event occurs, such as default or declaring bankruptcy, the Fund will experience a delay in repayment or forego interest.  The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.  In effect, the Fund will receive a higher yield in exchange for assuming the risk of a specified credit event.  The underlying entity and its credit rating, for each credit linked note, is presented parenthetically in the Schedules of Investments.

Forward Foreign Currency Contracts - A Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales, to minimize foreign currency exposure on portfolio securities denominated in foreign currencies or as part of its investment strategy.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and change in value is recorded by a Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon delivery or receipt of the currency, realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts on the Statements of Assets and Liabilities.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts - A Fund may be subject to equity price, interest rate and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  A Fund may use futures contracts to manage its exposure to or hedge against changes in securities prices, interest rates and foreign currency rates or as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the "initial margin".  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the "variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to a Fund since future contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the future contracts against default.

Options Transactions – A Fund may be subject to equity price, interest rate and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  A Fund may buy and sell (“write”) call and put options on securities, futures, currencies and swaps (“swaptions”) to manage its exposure to or hedge against changes in securities prices, interest rates, foreign currencies and swap valuations or as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  Swaptions are illiquid investments.

JNL Series Trust
Notes to the Financial Statements (continued)

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current market value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price different from the current value.  There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Swap Agreements  - Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange the return generated by one instrument for the return generated by another instrument.  Swap agreements are illiquid investments.  If a Fund transacts in swap agreements, they are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified to a specific swap agreement.  The collateral delivered for swap agreements as of December 31, 2009 for each Fund is included in deposits from counterparties in the Statements of Assets and Liabilities.

Swap agreements are marked to market daily and change in value is recorded by a Fund as unrealized gain or loss.  Swap premiums paid or received at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates, and other relevant factors as appropriate.  These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap.  A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain (loss).

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates or value of underlying securities and that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements.  The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  A Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Credit Default Swap Agreements –- A Fund may be subject to credit and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of that particular swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall, or interest shortfall.

A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.  Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event.  Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals.  Prepayments, principal pay downs, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation.  These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index.  A credit index is a basket of credit instruments or exposures designed to represent some part of the credit market as a whole.  These indices are made up of reference credits that are judged by a pool of dealers to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that name’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

A Fund can be either a seller or buyer of protection when entering into a credit default swap agreement.  As a seller of protection, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, the Fund adds leverage to its portfolio because, in addition to

JNL Series Trust
Notes to the Financial Statements (continued)

its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund's maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which the Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements - A Fund may be subject to interest rate and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  A Fund may enter into interest rate swap agreements to hedge against the risk that the value of its fixed rate bond investments will decrease as interest rates rise and to maintain its ability to generate income at prevailing market rates.  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements may include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark; or basis swap, under which two parties can exchange variable interest rates based on different money markets.

A Fund's maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Total Return Swap Agreements - A Fund may be subject to equity price and interest rate risk in the normal course of pursuing its investment objectives.  A Fund may enter into a total return swap agreement to manage its exposure to or hedge against changes in securities prices and interest rates or as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities.  To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.   A Fund's maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent this amount is positive.  Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate.  To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty.  A Fund's maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

The counterparty credit risk for the total return swap agreement is mitigated by having a master netting arrangement between a Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

NOTE 5.  OTHER INVESTMENT RISKS
Emerging Market Securities Risk – Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets.  Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries.  These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies, and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Market, Credit and Counterparty Risk - In the normal course of business the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Private Equity Companies Risk - There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.  In addition, private equity companies are subject to minimal regulation.  In addition to the risks

JNL Series Trust
Notes to the Financial Statements (continued)

associated with the JNL/Red Rocks Listed Private Equity Fund’s direct investments, the Fund is also subject to the underlying risks which affect the listed private equity companies in which the Fund invests.  Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity, sector, non-U.S. security, currency, credit, managed portfolio and derivatives risks.

Real Estate Investment Risk – The JNL/AIM Global Real Estate Fund concentrates its assets in the real estate industry and an investment in the Fund will be closely linked to the performance of the real estate markets.  Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.  Many real estate companies, including real estate investment trusts (“REITs”), utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.  The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT.  Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses.  Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

NOTE 6.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES
Advisory Fee - The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by JNAM to the sub-advisers as compensation for their services.  The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

	$0 to	$50M to	$100M to	$150M to	$200M to	$250M to	$300M to	$350M to	$500M to	$750M to	$1.0B to	Over
(M - Millions; B - Billions)	$50M	$100M	$150M	$200M	$250M	$300M	$350M	$500M	$750M	$1.0B	$1.5B	$1.5B

JNL Institutional Alt Funds	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.10%	0.10%	0.10%	0.10%
JNL/AIM International Growth Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/AIM Large Cap Growth Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/AIM Global Real Estate Fund	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/AIM Small Cap Growth Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80	0.80
JNL/Capital Guardian Global Balanced Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Capital Guardian Global Diversified
Research Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60	0.60
JNL/Capital Guardian International Small Cap Fund	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.90	0.90	0.90	0.90
JNL/Capital Guardian U.S. Growth Equity Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.55	0.55	0.55
JNL/Credit Suisse Commodity Securities Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/Credit Suisse Long/Short Fund	0.80	0.80	0.80	0.80	0.80	0.80	0.75	0.75	0.75	0.75	0.75	0.75
JNL/Eagle Core Equity Fund	0.65	0.65	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55	0.55	0.55
JNL/Eagle SmallCap Equity Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Franklin Templeton Global Growth Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Income Fund	0.80	0.80	0.75	0.75	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/Franklin Templeton Mutual Shares Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85	0.85	0.85	0.77	0.77	0.77	0.77	0.75	0.75	0.75	0.75
JNL/Goldman Sachs Core Plus Bond Fund	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/Goldman Sachs Emerging Markets Debt Fund	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Ivy Asset Strategy Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/JPMorgan International Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60
JNL/JPMorgan MidCap Growth Fund	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.55
JNL/JPMorgan U.S. Government & Quality
Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.40	0.40	0.35	0.35	0.35	0.35
JNL/Lazard Emerging Markets Fund	1.00	1.00	0.90	0.90	0.90	0.85	0.85	0.85	0.85	0.85	0.85	0.85
JNL/Lazard Mid Cap Equity Fund	0.75	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65	0.65
JNL/M&G Global Basics Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80
JNL/M&G Global Leaders Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80
JNL/Mellon Capital Management 10 x 10 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management Index 5 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Mellon Capital Management European
30 Fund	0.37	0.31	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28
JNL/Mellon Capital Management Pacific Rim
30 Fund	0.37	0.31	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28
JNL/Mellon Capital Management S&P 500
Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management
S&P 400 MidCap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management Small Cap
Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23	0.23
JNL/Mellon Capital Management
International Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24
JNL/Mellon Capital Management Bond Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24	0.24

JNL Series Trust
Notes to the Financial Statements (continued)

	$0 to	$50M to	$100M to	$150M to	$200M to	$250M to	$300M to	$350M to	$500M to	$750M to	$1.0B to	Over
(M - Millions; B - Billions)	$50M	$100M	$150M	$200M	$250M	$300M	$350M	$500M	$750M	$1.0B	$1.5B	$1.5B
JNL/Mellon Capital Management Global
Alpha Fund	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	0.90%	0.90%	0.90%	0.90%
JNL/Oppenheimer Global Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60	0.60
JNL/PAM Asia ex-Japan Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PAM China-India Fund	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.85	0.85	0.85	0.85
JNL/PIMCO Real Return Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.475	0.475
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
JNL/PPM America High Yield Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.45	0.45	0.425	0.425	0.425	0.425
JNL/PPM America Mid Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/PPM America Small Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70
JNL/PPM America Value Equity Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.50	0.50	0.50	0.50
JNL/Red Rocks Listed Private Equity Fund	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80	0.80	0.80	0.80
JNL/S&P Funds	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.08	0.08	0.08	0.08
JNL/S&P Competitive Advantage Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Dividend Income & Growth Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Intrinsic Value Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P Total Yield Fund	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.35	0.35	0.35	0.35
JNL/S&P 4 Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
JNL/Select Balanced Fund	0.55	0.50	0.50	0.475	0.475	0.475	0.45	0.45	0.425	0.425	0.425	0.425
JNL/Select Money Market Fund	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.25	0.25	0.25	0.25
JNL/Select Value Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.45	0.45	0.45	0.45
JNL/T. Rowe Price Established Growth Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55	0.55
JNL/T. Rowe Price Mid-Cap Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/T. Rowe Price Short-Term Bond Fund	0.45	0.45	0.45	0.45	0.45	0.40	0.40	0.40	0.40	0.40	0.40	0.40
JNL/T. Rowe Price Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60

Administrative Fee – JNAM also serves as the “Administrator” to the Funds.  The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly.  The JNL Institutional Alt Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds pay JNAM an annual administrative fee of 0.05%.  The JNL/AIM Global Real Estate Fund, JNL/AIM International Growth Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian International Small Cap Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Mellon Capital Management Global Alpha Fund, JNL/Mellon Capital Management International Index Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia ex-Japan Fund and JNL/Red Rocks Listed Private Equity Fund pay JNAM an annual administration fee of 0.15%.  The JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund and JNL/PAM China-India Fund pay JNAM an annual administration fee of 0.20%.  All other Funds pay JNAM an annual administration fee of 0.10%.

In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

12b-1 Fees - The Funds, except for the JNL Institutional Alt Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, and JNL/S&P Funds, adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors LLC ("JNLD"), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, is the principal underwriter of the Funds, with responsibility for promoting sales of Fund shares.  JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries.  The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees (Class A) in the Statements of Operations.

Fee Waiver and Expense Reimbursements – Effective October 1, 2009, the Board approved a contractual expense limitation agreement to waive fees and reimburse expenses of the JNL/Select Money Market Fund to the extent necessary to limit operating expenses of each class of shares of the Fund (excluding brokerage expense, interest, taxes, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income by class for the period.  Prior to the contractual expense limitation agreement, JNAM had voluntarily agreed to waive fees and reimburse expenses of the Fund through September 30, 2009.  JNAM may seek future restitution from the Fund for fees waived and reimbursed after October 1, 2009.  At December 31, 2009, the Fund was not entitled to this future restitution after December 31, 2012.  At a meeting held on February 12, 2010, the Board approved extending this future restitution for fees waived and reimbursed to December 31, 2013.  During the year ended December 31, 2009, the Adviser waived expenses for Class A shares of the Fund in the amount of $1,232 (in thousands).  This amount is included in expense waiver in the Fund’s Statement of Operations.  During the year ended December 31, 2009, JNAM did not receive any restitution for any expenses that had been previously waived or reimbursed.  At December 31, 2009, the amount of potentially recoverable reimbursement was $1,106 (in thousands).

Affiliated Brokerage Commissions - During the year ended December 31, 2009, the following Funds paid brokerage fees to affiliates of their Fund on the execution of purchases and sales of portfolio investments (in thousands):  JNL/Credit Suisse Commodity Securities Fund $8; JNL/Credit Suisse Long/Short Fund $19; JNL/Eagle SmallCap Equity Fund $1; JNL/Goldman Sachs Core Plus Bond Fund $5; JNL/Goldman Sachs Mid Cap Value Fund $33; and JNL/JPMorgan International Value Fund $1.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more

JNL Series Trust
Notes to the Financial Statements (continued)

affiliated funds offered by the Adviser at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds.  Prior to January 1,2007, Trustees were able to defer the receipt of their compensation under a separate plan.  Deferred amounts under this plan are credited at a rate of return of five percent (5%).  Liabilities related to deferred balances are included in trustee fees payable in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions - A sub-adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2009, certain Funds invested in money market funds, which are managed by JNAM or an affiliate of the Funds.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  In addition, the Custodian is an affiliate of the Funds for which J.P. Morgan Investment Management Inc. is the sub-adviser.  Certain Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC, which are affiliates of the Funds’ Adviser.  JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC and Securities Lending Liquidating Fund LLC.  The JNL Institutional Alt  Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund and JNL/S&P Funds invested solely in the Class A shares of other affiliated Funds of the Trust and the JNL Variable Funds LLC.  The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent Company of Jackson.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  The JNL/Mellon Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of the Fund’s sub-adviser.  The JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund and JNL/T. Rowe Price Value Fund invested in T. Rowe Price Reserves Investment Fund; JNL/T. Rowe Price Value Fund invested in T. Rowe Price Institutional Floating Rate Fund; and JNL/T. Rowe Price Short-Term Bond Fund invested in T. Rowe Price Term Asset-Backed Opportunity Fund, LLC  which are affiliates of each Fund’s sub-adviser.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are discloses separately in the Statements of Operations.

Sub-Adviser Affiliates - PPM America, Inc, an affiliate of JNAM, serves as a sub-adviser to JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund and JNL/PPM America Value Equity Fund.  Prudential Asset Management (Singapore) Limited, an affiliate of JNAM, serves as a sub-adviser to JNL/PAM Asia ex-Japan Fund and JNL/PAM China-India Fund.  M&G Investment Management Limited, an affiliate of JNAM, serves as a sub-adviser to JNL/M&G Global Basics Fund and JNL/M&G Global Leaders Fund.

NOTE 7.  FEDERAL INCOME TAX MATTERS
The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  These reclassifications have no impact on net assets.  Temporary differences do not require reclassification.

At December 31, 2009, the following Funds had unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains.  If not used, the capital loss carryovers will expire as follows:

		Year(s) of			Year(s) of
	Amount	Expiration		Amount	Expiration
JNL/AIM International Growth Fund	$96,662	2016-2017	JNL/Mellon Capital Management S&P 500 Index Fund	$18,194	2016
JNL/AIM Large Cap Growth Fund	74,423	2016-2017	JNL/Mellon Capital Management S&P 400 MidCap Index Fund	7,167	2017
JNL/AIM Global Real Estate Fund	99,263	2016-2017	JNL/Mellon Capital Management Small Cap Index Fund	17,385	2017
JNL/AIM Small Cap Growth Fund	4,251	2016-2017	JNL/Mellon Capital Management International Index Fund	6,033	2017
JNL/Capital Guardian Global Balanced Fund	52,326	2016-2017	JNL/Oppenheimer Global Growth Fund	8,678	2017
JNL/Capital Guardian Global Diversified Research Fund	173,326	2010-2017	JNL/PAM Asia ex-Japan Fund	2,871	2016-2017
JNL/Capital Guardian International Small Cap Fund	23,292	2016-2017	JNL/PPM America High Yield Bond Fund	73,274	2010-2017
JNL/Capital Guardian U.S. Growth Equity Fund	244,208	2010-2017	JNL/PPM America Mid Cap Value Fund	3,060	2016-2017
JNL/Credit Suisse Commodity Securities Fund	117,362	2016-2017	JNL/PPM America Small Cap Value Fund	600	2016-2017
JNL/Credit Suisse Long/Short Fund	4,435	2016	JNL/PPM America Value Equity Fund	120,004	2016-2017
JNL/Eagle Core Equity Fund	16,895	2016-2017	JNL/S&P Managed Conservative Fund	13,545	2017
JNL/Eagle SmallCap Equity Fund	46,059	2016-2017	JNL/S&P Managed Moderate Fund	20,190	2016-2017
JNL/Franklin Templeton Founding Strategy Fund	9,243	2016	JNL/S&P Managed Moderate Growth Fund	27,986	2015-2017
JNL/Franklin Templeton Global Growth Fund	41,744	2016-2017	JNL/S&P Managed Growth Fund	25,433	2016-2017
JNL/Franklin Templeton Income Fund	85,503	2016-2017	JNL/S&P Managed Aggressive Growth Fund	22,000	2012-2017
JNL/Franklin Templeton Mutual Shares Fund	68,775	2016-2017	JNL/S&P Disciplined Moderate Fund	878	2017
JNL/Franklin Templeton Small Cap Value Fund	9,318	2016-2017	JNL/S&P Disciplined Moderate Growth Fund	1,672	2017
JNL/Goldman Sachs Mid Cap Value Fund	53,962	2016-2017	JNL/S&P Disciplined Growth Fund	425	2017
JNL/JPMorgan International Value Fund	193,746	2016-2017	JNL/Select Balanced Fund	47,113	2016-2017
JNL/JPMorgan MidCap Growth Fund	165,297	2010-2017	JNL/Select Value Fund	99,810	2016-2017
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,850	2014-2017	JNL/T. Rowe Price Established Growth Fund	186,983	2016-2017
JNL/Lazard Emerging Markets Fund	84,372	2016-2017	JNL/T. Rowe Price Mid-Cap Growth Fund	25,313	2017
JNL/Lazard Mid Cap Equity Fund	82,465	2016-2017	JNL/T. Rowe Price Short-Term Bond Fund	20,447	2017
JNL/M&G Global Leaders Fund	56	2016-2017	JNL/T. Rowe Price Value Fund	78,342	2016-2017

JNL Series Trust
Notes to the Financial Statements (continued)

At December 31, 2009, the following Funds had capital, currency, and/or passive foreign investment company (“PFIC”) mark to market losses (in thousands) realized after October 31, 2009 (“Post-October” losses), which were deferred for tax purposes to the first day of the following fiscal year:

	Amount		Amount
JNL/AIM International Growth Fund	$ 306	JNL/Lazard Emerging Markets Fund	$ 669
JNL/AIM Large Cap Growth Fund	2	JNL/M&G Global Leaders Fund	2
JNL/AIM Global Real Estate Fund	73	JNL/Mellon Capital Management European 30 Fund	24
JNL/Capital Guardian Global Balanced Fund	704	JNL/Mellon Capital Management Pacific Rim 30 Fund	1
JNL/Capital Guardian Global Diversified Research Fund	1,054	JNL/Mellon Capital Management International Index Fund	1,504
JNL/Capital Guardian International Small Cap Fund	1,485	JNL/Mellon Capital Management Bond Index Fund	94
JNL/Capital Guardian U.S. Growth Equity Fund	680	JNL/Mellon Capital Management Global Alpha Fund	160
JNL/Credit Suisse Commodity Securities Fund	97	JNL/Oppenheimer Global Growth Fund	4
JNL/Eagle Core Equity Fund	415	JNL/PAM Asia ex-Japan Fund	7
JNL/Eagle SmallCap Equity Fund	80	JNL/PAM China-India Fund	80
JNL/Franklin Templeton Global Growth Fund	1,397	JNL/PPM America High Yield Bond Fund	923
JNL/Franklin Templeton Income Fund	4,686	JNL/PPM America Value Equity Fund	303
JNL/Franklin Templeton Mutual Shares Fund	2,616	JNL/Red Rocks Listed Private Equity Fund	13
JNL/Franklin Templeton Small Cap Value Fund	1,467	JNL/S&P Managed Aggressive Growth Fund	790
JNL/Goldman Sachs Core Plus Bond Fund	732	JNL/S&P Dividend Income & Growth Fund	7,722
JNL/Goldman Sachs Mid Cap Value Fund	683	JNL/S&P Intrinsic Value Fund	5,168
JNL/Ivy Asset Strategy Fund	1,758	JNL/Select Value Fund	687
JNL/JPMorgan International Value Fund	627	JNL/T. Rowe Price Established Growth Fund	3,718
JNL/JPMorgan MidCap Growth Fund	326	JNL/T. Rowe Price Mid-Cap Growth Fund	2
JNL/JPMorgan U.S. Government & Quality Bond Fund	5	JNL/T. Rowe Price Short-Term Bond Fund	88

To the extent there are differences between the amounts recognized for financial statements and federal income tax purposes that are permanent in nature, such amounts (in thousands) are reclassified within the capital accounts based on their federal income tax treatment as indicated below; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital
JNL Institutional Alt 20 Fund	$ 44	$ (44)	$ -
JNL Institutional Alt 35 Fund	70	(70)	-
JNL Institutional Alt 50 Fund	98	(98)	-
JNL Institutional Alt 65 Fund	66	(66)	-
JNL/AIM International Growth Fund	(277)	277	-
JNL/AIM Large Cap Growth Fund	115	(115)	-
JNL/AIM Global Real Estate Fund	6,146	(6,146)	-
JNL/AIM Small Cap Growth Fund	119	2	(121)
JNL/Capital Guardian Global Balanced Fund	(284)	284	-
JNL/Capital Guardian Global Diversified Research Fund	(147)	147	-
JNL/Capital Guardian International Small Cap Fund	516	(516)	-
JNL/Capital Guardian U.S. Growth Equity Fund	-	82,408	(82,408)
JNL/Credit Suisse Commodity Securities Fund	(548)	548	-
JNL/Credit Suisse Long/Short Fund	(9)	9	-
JNL/Franklin Templeton Global Growth Fund	592	(592)	-
JNL/Franklin Templeton Income Fund	(179)	179	-
JNL/Franklin Templeton Mutual Shares Fund	(5,756)	5,756	-
JNL/Franklin Templeton Small Cap Value Fund	(1)	1	-
JNL/Goldman Sachs Core Plus Bond Fund	79	(79)	-
JNL/Goldman Sachs Emerging Markets Debt Fund	3,560	(3,560)	-
JNL/Ivy Asset Strategy Fund	(102)	102	-
JNL/JPMorgan International Value Fund	6,267	(6,267)	-
JNL/JPMorgan MidCap Growth Fund	295	142,496	(142,791)
JNL/JPMorgan U.S. Government & Quality Bond Fund	(586)	586	-
JNL/Lazard Emerging Markets Fund	(2,530)	2,530	-
JNL/Lazard Mid Cap Equity Fund	(98)	98	-

JNL Series Trust
Notes to the Financial Statements (continued)

	Net Increase (Decrease)
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital
JNL/M&G Global Basics Fund	$ 25	$ (25)	$ -
JNL/M&G Global Leaders Fund	1	(1)	-
JNL/Mellon Capital Management 10 X 10 Fund	10	(10)	-
JNL/Mellon Capital Management Index 5 Fund	21	(21)	-
JNL/Mellon Capital Management European 30 Fund	27	(27)	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	10	(10)	-
JNL/Mellon Capital Management S&P 500 Index Fund	(121)	(15,645)	15,766
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	(351)	351	-
JNL/Mellon Capital Management International Index Fund	1,717	(1,728)	11
JNL/Mellon Capital Management Bond Index Fund	(18)	18	-
JNL/Mellon Capital Management Global Alpha Fund	298	83	(381)
JNL/Oppenheimer Global Growth Fund	(201)	201	-
JNL/PAM Asia ex-Japan Fund	(103)	103	-
JNL/PAM China-India Fund	(104)	104	-
JNL/PIMCO Real Return Fund	703	(703)	-
JNL/PIMCO Total Return Bond Fund	(12,257)	7,320	4,937
JNL/PPM America High Yield Bond Fund	(47)	15,532	(15,485)
JNL/PPM America Mid Cap Value Fund	(10)	-	10
JNL/PPM America Small Cap Value Fund	(4)	-	4
JNL/Red Rocks Listed Private Equity Fund	1,562	(1,562)	-
JNL/S&P Managed Conservative Fund	2,799	(2,799)	-
JNL/S&P Managed Moderate Fund	3,606	(6,859)	3,253
JNL/S&P Managed Moderate Growth Fund	3,868	(6,106)	2,238
JNL/S&P Managed Growth Fund	1,958	(4,101)	2,143
JNL/S&P Managed Aggressive Growth Fund	10	(10)	-
JNL/S&P Disciplined Moderate Fund	21	(21)	-
JNL/S&P Disciplined Moderate Growth Fund	7	(7)	-
JNL/S&P Disciplined Growth Fund	1	(1)	-
JNL/S&P 4 Fund	127	-	(127)
JNL/Select Balanced Fund	58	(58)	-
JNL/Select Value Fund	(10)	10	-
JNL/T. Rowe Price Established Growth Fund	(19)	19	-
JNL/T. Rowe Price Mid-Cap Growth Fund	1,505	291	(1,796)
JNL/T. Rowe Price Short-Term Bond Fund	177	(177)	-
JNL/T. Rowe Price Value Fund	9	(9)	-

As of December 31, 2009, the cost of investments, components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains for U.S. federal income tax purposes (in thousands) were as follows:

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL Institutional Alt 20 Fund	$ 190,551	$ 10,506	$ (1,509)	$ 8,997	$ 2,943	$ 5
JNL Institutional Alt 35 Fund	291,050	19,566	(2,050)	17,516	5,048	6
JNL Institutional Alt 50 Fund	343,652	20,597	(2,675)	17,922	6,700	5
JNL Institutional Alt 65 Fund	219,510	11,949	(1,609)	10,340	4,847	2
JNL/AIM International Growth Fund	442,332	40,627	(36,229)	4,398	3,873	-
JNL/AIM Large Cap Growth Fund	574,319	87,523	(20,645)	66,878	2,187	-
JNL/AIM Global Real Estate Fund	351,727	23,084	(12,189)	10,895	22,638	-
JNL/AIM Small Cap Growth Fund	103,407	13,266	(7,654)	5,612	-	-
JNL/Capital Guardian Global Balanced Fund	280,965	25,490	(9,928)	15,562	3,461	-
JNL/Capital Guardian Global Diversified Research Fund	316,576	43,727	(10,200)	33,527	2,800	-
JNL/Capital Guardian International Small Cap Fund	150,130	18,427	(12,829)	5,598	2,199	-
JNL/Capital Guardian U.S. Growth Equity Fund	559,178	74,263	(19,524)	54,739	1,990	-
JNL/Credit Suisse Commodity Securities Fund	630,726	77,011	(15,706)	61,305	2,643	-
JNL/Credit Suisse Long/Short Fund	115,926	5,483	(2,436)	3,047	671	-
JNL/Eagle Core Equity Fund	83,575	9,150	(6,411)	2,739	509	-

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

JNL Series Trust
Notes to the Financial Statements (continued)

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
JNL/Eagle SmallCap Equity Fund	$ 291,567	$ 54,778	$ (18,870)	$ 35,908	$ 680	$ -
JNL/Franklin Templeton Founding Strategy Fund	1,031,305	(12,303)	(180,191)	(192,494)	27,416	-
JNL/Franklin Templeton Global Growth Fund	424,938	30,920	(75,033)	(44,113)	5,699	-
JNL/Franklin Templeton Income Fund	872,412	42,878	(85,746)	(42,868)	35,008	-
JNL/Franklin Templeton Mutual Shares Fund	461,171	31,966	(54,382)	(22,416)	115	-
JNL/Franklin Templeton Small Cap Value Fund	190,806	23,260	(25,103)	(1,843)	1044	-
JNL/Goldman Sachs Core Plus Bond Fund	864,564	18,131	(40,027)	(21,896)	36086	-
JNL/Goldman Sachs Emerging Markets Debt Fund	182,519	6,627	(1,513)	5,114	7,784	243
JNL/Goldman Sachs Mid Cap Value Fund	288,788	32,082	(10,194)	21,888	1,427	-
JNL/Ivy Asset Strategy Fund	197,860	13,242	(9,969)	3,273	99	-
JNL/JPMorgan International Value Fund	558,706	60,291	(44,752)	15,539	14,931	-
JNL/JPMorgan MidCap Growth Fund	166,820	25,063	(8,990)	16,073	-	-
JNL/JPMorgan U.S. Government & Quality Bond Fund	747,514	26,241	(12,365)	13,876	24,729	-
JNL/Lazard Emerging Markets Fund	661,238	117,049	(17,587)	99,462	5,665	-
JNL/Lazard Mid Cap Equity Fund	165,857	19,694	(8,600)	11,094	933	-
JNL/M&G Global Basics Fund	27,049	4,113	(414)	3,699	91	270
JNL/M&G Global Leaders Fund	15,563	2,563	(282)	2,281	2	-
JNL/Mellon Capital Management 10 X 10 Fund	222,092	5,202	(32,790)	(27,588)	4,451	116
JNL/Mellon Capital Management Index 5 Fund	198,237	16,916	(10,191)	6,725	2,897	219
JNL/Mellon Capital Management European 30 Fund	12,750	1,207	(379)	828	95	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	16,253	1,906	(485)	1,421	5	-
JNL/Mellon Capital Management S&P 500 Index Fund	933,559	56,585	(45,226)	11,359	580	-
JNL/Mellon Capital Management S&P 400
MidCap Index Fund	570,050	19,979	(46,804)	(26,825)	3,799	-
JNL/Mellon Capital Management Small Cap Index Fund	579,286	31,693	(41,151)	(9,458)	3,836	-
JNL/Mellon Capital Management International Index Fund	784,600	34,966	(51,206)	(16,240)	5,815	-
JNL/Mellon Capital Management Bond Index Fund	855,766	14,334	(7,571)	6,763	9,226	-
JNL/Mellon Capital Management Global Alpha Fund	66,496	1	(1)	-	-	43
JNL/Oppenheimer Global Growth Fund	313,798	35,727	(39,306)	(3,579)	2,821	-
JNL/PAM Asia ex-Japan Fund	100,080	14,926	(3,046)	11,880	140	-
JNL/PAM China-India Fund	217,312	34,771	(5,400)	29,371	2,465	1,023
JNL/PIMCO Real Return Fund	1,756,015	16,236	(39,209)	(22,973)	53,623	3,144
JNL/PIMCO Total Return Bond Fund	2,621,106	50,578	(48,488)	2,090	28,934	9,398
JNL/PPM America High Yield Bond Fund	613,805	48,560	(16,742)	31,818	3,004	-
JNL/PPM America Mid Cap Value Fund	21,266	1,482	(416)	1,066	2	-
JNL/PPM America Small Cap Value Fund	21,355	1,206	(700)	506	5	-
JNL/PPM America Value Equity Fund	96,194	8,421	(4,700)	3,721	1,224	-
JNL/Red Rocks Listed Private Equity Fund	213,240	24,790	(4,561)	20,229	2,715	472
JNL/S&P Managed Conservative Fund	642,548	12,266	(30,757)	(18,491)	9,764	-
JNL/S&P Managed Moderate Fund	1,064,956	35,313	(78,785)	(43,472)	15,218	-
JNL/S&P Managed Moderate Growth Fund	1,882,252	96,427	(203,445)	(107,018)	30,938	-
JNL/S&P Managed Growth Fund	1,625,628	65,797	(211,448)	(145,651)	17,998	-
JNL/S&P Managed Aggressive Growth Fund	675,523	10,047	(102,599)	(92,552)	4,942	-
JNL/S&P Disciplined Moderate Fund	170,430	8,500	(10,449)	(1,949)	2,774	-
JNL/S&P Disciplined Moderate Growth Fund	212,405	7,216	(13,223)	(6,007)	3,418	-
JNL/S&P Disciplined Growth Fund	82,251	1,483	(2,858)	(1,375)	1,410	-
JNL/S&P Competitive Advantage Fund	244,553	22,616	(5,102)	17,514	12,840	370
JNL/S&P Dividend Income & Growth Fund	242,867	13,503	(6,289)	7,214	21,151	13
JNL/S&P Intrinsic Value Fund	247,248	12,195	(3,012)	9,183	33,179	17
JNL/S&P Total Yield Fund	233,106	13,523	(5,845)	7,678	6,019	1,546
JNL/S&P 4 Fund	547,721	86,609	(6,889)	79,720	-	559
JNL/Select Balanced Fund	740,076	70,533	(21,501)	49,032	13,936	-
JNL/Select Money Market Fund	1,145,943	-	-	-	21	-
JNL/Select Value Fund	750,909	100,315	(43,553)	56,762	9,591	-
JNL/T. Rowe Price Established Growth Fund	861,671	157,023	(27,321)	129,702	563	-
JNL/T. Rowe Price Mid-Cap Growth Fund	880,158	150,064	(55,505)	94,559	-	-
JNL/T. Rowe Price Short-Term Bond Fund	495,245	5,759	(6,559)	(800)	9,875	-
JNL/T. Rowe Price Value Fund	769,023	97,570	(99,512)	(1,942)	9,956	-

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

JNL Series Trust
Notes to the Financial Statements (continued)

The tax character of distributions paid (in thousands) during the period ended December 31, 2009 was as follows:

	Net Ordinary	Long-term		Net Ordinary	Long-term
	Income*	Capital Gain**		Income*	Capital Gain**

JNL/AIM International Growth Fund	$ 8,057	$ -	JNL/Mellon Capital Management Small Cap
JNL/AIM Large Cap Growth Fund	1,467	-	Index Fund	$ 3,324	2,300
JNL/AIM Global Real Estate Fund	6,185	-	JNL/Mellon Capital Management International
JNL/Capital Guardian Global Balanced Fund	5,564	-	Index Fund	15,689	49
JNL/Capital Guardian Global Diversified			JNL/Mellon Capital Management Bond Index Fund	20,350	41
Research Fund	4,300	-	JNL/Oppenheimer Global Growth Fund	3,563	14,502
JNL/Capital Guardian International Small Cap Fund	1,566	-	JNL/PAM Asia ex-Japan Fund	5	-
JNL/Capital Guardian U.S. Growth Equity Fund	674	-	JNL/PIMCO Real Return Fund	26,838	-
JNL/Credit Suisse Commodity Securities Fund	4,274	-	JNL/PIMCO Total Return Bond Fund	108,793	4,500
JNL/Credit Suisse Long/Short Fund	570	-	JNL/PPM America High Yield Bond Fund	32,394	-
JNL/Eagle Core Equity Fund	842	-	JNL/PPM America Mid Cap Value Fund	86	-
JNL/Franklin Templeton Founding Strategy Fund	449	-	JNL/PPM America Small Cap Value Fund	77	-
JNL/Franklin Templeton Global Growth Fund	5,602	-	JNL/PPM America Value Equity Fund	4,090	-
JNL/Franklin Templeton Income Fund	38,708	-	JNL/Red Rocks Listed Private Equity Fund	6,775	-
JNL/Franklin Templeton Mutual Shares Fund	13,028	-	JNL/S&P Managed Conservative Fund	10,219	5,948
JNL/Franklin Templeton Small Cap Value Fund	1,070	-	JNL/S&P Managed Moderate Fund	11,077	11,102
JNL/Goldman Sachs Core Plus Bond Fund	31,690	2,940	JNL/S&P Managed Moderate Growth Fund	10,776	40,252
JNL/Goldman Sachs Emerging Markets Debt Fund	150	-	JNL/S&P Managed Growth Fund	23,405	44,252
JNL/Goldman Sachs Mid Cap Value Fund	2,460	-	JNL/S&P Managed Aggressive Growth Fund	11,203	17,264
JNL/JPMorgan International Value Fund	19,883	-	JNL/S&P Disciplined Moderate Fund	2,845	1,066
JNL/JPMorgan U.S. Government & Quality			JNL/S&P Disciplined Moderate Growth Fund	3,991	2,254
Bond Fund	17,148	-	JNL/S&P Disciplined Growth Fund	1,712	992
JNL/Lazard Emerging Markets Fund	9,742	-	JNL/S&P Competitive Advantage Fund	27	-
JNL/Lazard Mid Cap Equity Fund	1,101	-	JNL/S&P Dividend Income & Growth Fund	57	-
JNL/M&G Global Basics Fund	186	36	JNL/S&P Intrinsic Value Fund	46	-
JNL/M&G Global Leaders Fund	95	-	JNL/S&P Total Yield Fund	33	-
JNL/Mellon Capital Management 10 X 10 Fund	6,552	6,382	JNL/S&P 4 Fund	5,196	-
JNL/Mellon Capital Management Index 5 Fund	1,700	1,937	JNL/Select Balanced Fund	15,798	-
JNL/Mellon Capital Management European 30 Fund	825	9	JNL/Select Money Market Fund	2,068	-
JNL/Mellon Capital Management Pacific Rim 30 Fund	868	11	JNL/Select Value Fund	10,354	-
JNL/Mellon Capital Management S&P 500 Index Fund	11,232	-	JNL/T. Rowe Price Established Growth Fund	2,260	-
JNL/Mellon Capital Management S&P 400			JNL/T. Rowe Price Mid-Cap Growth Fund	291	140
MidCap Index Fund	4,539	-	JNL/T. Rowe Price Short-Term Bond Fund	13,187	4,270
			JNL/T. Rowe Price Value Fund	9,649	-

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital to zero for the year ended December 31, 2009.

The tax character of distributions paid (in thousands) during the period ended December 31, 2008 was as follows:

	Net Ordinary	Long-term		Net Ordinary	Long-term
	Income*	Capital Gain		Income*	Capital Gain
JNL/AIM International Growth Fund	$ 3,542	$ 64,582	JNL/Franklin Templeton Mutual Shares Fund	$ 784	$ 106
JNL/AIM Large Cap Growth Fund	672	22,265	JNL/Franklin Templeton Small Cap Value Fund	1,484	8,980
JNL/AIM Global Real Estate Fund	9,973	25,374	JNL/Goldman Sachs Core Plus Bond Fund	27,116	5,959
JNL/AIM Small Cap Growth Fund	383	5,616	JNL/Goldman Sachs Mid Cap Value Fund	6,567	19,137
JNL/Capital Guardian Global Balanced Fund	4,213	20,868	JNL/JPMorgan International Value Fund	45,607	47,325
JNL/Capital Guardian International Small Cap Fund	89	-	JNL/JPMorgan U.S. Government & Quality Bond Fund	11,676	-
JNL/Capital Guardian U.S. Growth Equity Fund	7	-	JNL/Lazard Emerging Markets Fund	22,924	14,272
JNL/Credit Suisse Commodity Securities Fund	13,149	-	JNL/Lazard Mid Cap Equity Fund	2,403	812
JNL/Credit Suisse Long/Short Fund	3,582	-	JNL/M&G Global Leaders Fund	4	-
JNL/Eagle Core Equity Fund	9,919	8,274	JNL/Mellon Capital Management 10 x 10 Fund	1,215	751
JNL/Eagle SmallCap Equity Fund	1,047	9,713	JNL/Mellon Capital Management Index 5 Fund	665	776
JNL/Franklin Templeton Founding Strategy Fund	10,451	245	JNL/Mellon Capital Management European 30 Fund	9	-
JNL/Franklin Templeton Global Growth Fund	73	-	JNL/Mellon Capital Management S&P 500 Index Fund	9,913	-
JNL/Franklin Templeton Income Fund	469	-

JNL Series Trust
Notes to the Financial Statements (continued)

	Net Ordinary	Long-term		Net Ordinary	Long-term
	Income*	Capital Gain		Income*	Capital Gain
JNL/Mellon Capital Management S&P 400 MidCap			JNL/S&P Managed Moderate Growth Fund	$ 31,550	$ 49,329
Index Fund	$ 5,690	$ 26,108	JNL/S&P Managed Growth Fund	15,351	74,776
JNL/Mellon Capital Management Small			JNL/S&P Managed Aggressive Growth Fund	8,967	21,342
Cap Index Fund	5,622	16,066	JNL/S&P Disciplined Moderate Fund	716	212
JNL/Mellon Capital Management International			JNL/S&P Disciplined Moderate Growth Fund	997	310
Index Fund	11,025	11,442	JNL/S&P Disciplined Growth Fund	432	154
JNL/Mellon Capital Management Bond Index Fund	17,239	-	JNL/S&P Competitive Advantage Fund	1,309	-
JNL/Oppenheimer Global Growth Fund	3,766	31,212	JNL/S&P Dividend Income & Growth Fund	2,683	-
JNL/PAM Asia ex-Japan Fund	145	-	JNL/S&P Intrinsic Value Fund	2,192	-
JNL/PIMCO Real Return Fund	45,489	-	JNL/S&P Total Yield Fund	1,612	-
JNL/PIMCO Total Return Bond Fund	87,169	23,345	JNL/S&P 4 Fund	12	-
JNL/PPM America High Yield Bond Fund	21,562	-	JNL/Select Balanced Fund	16,194	18,148
JNL/PPM America Mid Cap Value Fund	68	-	JNL/Select Money Market Fund	21,222	-
JNL/PPM America Small Cap Value Fund	57	-	JNL/Select Value Fund	4,544	6,144
JNL/PPM America Value Equity Fund	15,058	5,423	JNL/T. Rowe Price Established Growth Fund	742	6,431
JNL/Red Rocks Listed Private Equity Fund	71	-	JNL/T. Rowe Price Mid-Cap Growth Fund	4,765	39,071
JNL/S&P Managed Conservative Fund	17,424	4,897	JNL/T. Rowe Price Short-Term Bond Fund	13,386	1,296
JNL/S&P Managed Moderate Fund	24,120	13,244	JNL/T. Rowe Price Value Fund	17,477	60,864

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2006, 2007, 2008, and 2009, which remain subject to examination, by the Internal Revenue Service.  These returns are not subject to examination by any other tax jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the period ended December 31, 2009.

NOTE 8.  FUND ACQUISITIONS
The following table includes information (in thousands) relating to acquisitions that were completed on April 6, 2009 by a taxable exchange of Class A and B shares, as applicable, pursuant to a plan of reorganization approved by the Board on December 10, 2008.  The purpose of the acquisitions was to combine Funds managed by the Adviser with comparable investment objectives and strategies.  For financial reporting purposes, shares were issued at NAV based on the fair value of the assets received by the acquiring Funds.

	Net Assets of		Shares of		Net Assets of	Shares
	Acquiring Fund	Merger	Acquiring		Acquired Fund	Outstanding of
	on Acquisition	Tax	Fund Issued		on Acquisition	Acquired Fund on
Acquiring Fund	Date	Status	In Exchange	Acquired Fund	Date	Acquisition Date
JNL/Mellon Capital Management S&P 500 Index Fund				JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Class A	$ 458,843	Taxable	6,599	Class A	$ 46,613	11,520
Class B	9,171	Taxable	20	Class B	142	36
JNL/Mellon Capital Management Small Cap Index Fund				JNL/Lazard Small Cap Equity Fund
Class A	229,419	Taxable	8,656	Class A	63,228	10,966
Class B	2,750	Taxable	23	Class B	171	29
JNL/S&P Disciplined Growth Fund				JNL/S&P Growth Retirement Strategy Fund
Class A	30,247	Taxable	91	Class A	537	88
JNL/S&P Disciplined Moderate Growth Fund				JNL/S&P Moderate Growth Retirement Strategy Fund
Class A	78,237	Taxable	89	Class A	570	88
JNL/S&P Disciplined Moderate Fund				JNL/S&P Moderate Retirement Strategy Fund
Class A	69,545	Taxable	146	Class A	1,090	154

JNL Series Trust
Notes to the Financial Statements (continued)

The following tables include information (in thousands) relating to acquisitions that were completed on September 28, 2009 by a tax free exchange of Class A and B shares, as applicable, pursuant to a plan of reorganization approved by the Board on June 11, 2009.  The purpose of the acquisitions was to combine Funds managed by the Adviser with comparable investment objectives and strategies.  For financial reporting purposes, shares were issued at NAV based on the fair value of the assets received by the acquiring Funds.  However, the cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

	Net Assets of		Shares of		Net Assets of	Shares
	Acquiring Fund	Merger	Acquiring		Acquired Fund	Outstanding of
	on Acquisition	Tax	Fund Issued		on Acquisition	Acquired Fund on
Acquiring Fund	Date	Status	In Exchange	Acquired Fund	Date	Acquisition Date
JNL/Mellon Capital Management S&P 500 Index Fund				JNL/PPM America Core Equity Fund
Class A	$ 744,712	Tax Free	5,448	Class A	$ 48,277	3,286
Class B	10,523	Tax Free	13	Class B	117	8
JNL/S&P Managed Moderate Fund				JNL/S&P Retirement Income Fund
Class A	811,413	Tax Free	6,456	Class A	66,649	6,854
JNL/S&P Managed Growth Fund				JNL/S&P Retirement 2020 Fund
Class A	1,212,298	Tax Free	3,049	Class A	29,382	3,299
				JNL/S&P Retirement 2025 Fund
			1,642	Class A	15,824	1,815
JNL/S&P Managed Moderate Growth Fund				JNL/S&P Retirement 2015 Fund
Class A	1,465,652	Tax Free	4,985	Class A	51,820	5,545

The following information (in thousands) pertains to the acquired Funds involved in a tax free exchange immediately prior to such acquisition.

			Net Unrealized	Undistributed	Accumulated	Capital
	Cost of	Value of	Appreciation/	Net Investment	Net Realized	Loss
Acquired Fund	Investments	Investments	(Depreciation)	Loss	Loss	Carryovers

JNL/PPM America Core Equity Fund	$ 49,465	$ 48,369	$ (1,096)	$ (2)	$ (115,674)	$ (112,790)
JNL/S&P Retirement Income Fund	66,149	66,650	501	(1)	(4,338)	(3,253)
JNL/S&P Retirement 2020 Fund	29,122	29,383	261	-	(1,768)	(1,163)
JNL/S&P Retirement 2025 Fund	15,498	15,824	326	-	(1,505)	(981)
JNL/S&P Retirement 2015 Fund	53,045	51,821	(1,224)	(1)	(3,384)	(2,238)

The acquired Funds made liquidating distributions from ordinary income (in thousands) as follows:

	Ordinary	Long-Term
Acquired Fund	Income	Capital Gains
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Class A	$ 1,282	$ -
Class B	4	-
JNL/Lazard Small Cap Equity Fund
Class A	298	-
Class B	1	-
JNL/S&P Growth Retirement Strategy Fund
Class A	3	-
JNL/S&P Moderate Growth Retirement Strategy Fund
Class A	4	-
JNL/S&P Moderate Retirement Strategy Fund
Class A	16	-
JNL/PPM America Core Equity Fund
Class A	3,081	-
Class B	9	-
JNL/S&P Retirement Income Fund
Class A	2,060	1,298
JNL/S&P Retirement 2020 Fund
Class A	376	525
JNL/S&P Retirement 2025 Fund
Class A	204	317
JNL/S&P Retirement 2015 Fund
Class A	982	-

JNL Series Trust
Notes to the Financial Statements (continued)

Assuming the April 6 and September 28, 2009 acquisitions had been completed on January 1, 2009, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2009, would have been:

			Net Change
	Net	Net	in Unrealized	Net Increase
	Investment	Realized	Appreciation/	in Net Assets
Acquiring Fund	Income	Loss	(Depreciation)	from Operations
JNL/Mellon Capital Management S&P 500 Index Fund	$ 12,208	$ (49,787)	$ 212,835	$ 175,256
JNL/Mellon Capital Management Small Cap Index Fund	3,905	(44,443)	141,469	100,931
JNL/S&P Disciplined Growth Fund	1,409	(8,491)	20,682	13,600
JNL/S&P Disciplined Moderate Growth Fund	3,413	(14,332)	39,967	29,048
JNL/S&P Disciplined Moderate Fund	2,759	(4,682)	21,869	19,946
JNL/S&P Managed Moderate Fund	18,495	(23,133)	137,168	132,530
JNL/S&P Managed Growth Fund	15,992	(39,152)	295,621	272,461
JNL/S&P Managed Moderate Growth Fund	27,008	(28,054)	283,856	282,810

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of net investment income and gain (loss) of the acquired Funds that have been included in the respective acquiring Funds' Statements of Operations since April 6 and September 28, 2009 for the respective acquisitions.

NOTE 9.  SUBSEQUENT EVENTS
Management has evaluated subsequent events for the Funds through the date the financial statements are available to be issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 "Improving Disclosures about Fair Value Measurements".  ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Series Trust (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2009, and the related statements of operations for the year or period then ended, the statement of cash flows for the year then ended with respect to JNL/Credit Suisse Long/Short Fund, the statements of changes in net assets for each of the years or periods indicated herein, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2009, the results of their operations, JNL/Credit Suisse Long/Short Fund’s cash flows, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

February 25, 2010

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares of certain Funds) and other operating expenses.  Operating expenses such as these are deducted from each Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.  The examples do not reflect the expenses of the variable insurance contracts or the separate account and the total expenses would be higher if they were included.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return

	Beginning			Expenses				Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2009	12/31/2009	Ratios	Period	7/1/2009	12/31/2009	Ratios	Period
JNL Institutional Alt 20 Fund
Class A	$1,000.00	$1,155.20	0.20%	$ 1.09	$1,000.00	$1,023.21	0.20%	$ 1.02
JNL Institutional Alt 35 Fund
Class A	1,000.00	1,176.90	0.20	1.10	1,000.00	1,023.21	0.20	1.02
JNL Institutional Alt 50 Fund
Class A	1,000.00	1,187.20	0.20	1.10	1,000.00	1,023.21	0.20	1.02
JNL Institutional Alt 65 Fund
Class A	1,000.00	1,202.20	0.20	1.11	1,000.00	1,023.21	0.20	1.02
JNL/AIM International Growth Fund
Class A	1,000.00	1,224.00	1.03	5.77	1,000.00	1,014.91	1.03	5.23
Class B	1,000.00	1,225.30	0.83	4.66	1,000.00	1,016.91	0.83	4.22
JNL/AIM Large Cap Growth Fund
Class A	1,000.00	1,193.40	0.97	5.36	1,000.00	1,015.51	0.97	4.93
Class B	1,000.00	1,193.70	0.77	4.26	1,000.00	1,017.51	0.77	3.92
JNL/AIM Global Real Estate Fund
Class A	1,000.00	1,274.70	1.07	6.13	1,000.00	1,014.51	1.07	5.43
Class B	1,000.00	1,276.00	0.87	4.99	1,000.00	1,016.51	0.87	4.42
JNL/AIM Small Cap Growth Fund
Class A	1,000.00	1,196.50	1.16	6.42	1,000.00	1,013.61	1.16	5.89
Class B	1,000.00	1,197.20	0.96	5.32	1,000.00	1,015.61	0.96	4.88
JNL/Capital Guardian Global Balanced Fund
Class A	1,000.00	1,161.60	1.01	5.50	1,000.00	1,015.11	1.01	5.13
Class B	1,000.00	1,161.00	0.81	4.41	1,000.00	1,017.11	0.81	4.12
JNL/Capital Guardian Global Diversified Research Fund
Class A	1,000.00	1,213.80	1.08	6.03	1,000.00	1,014.41	1.08	5.48
Class B	1,000.00	1,214.50	0.88	4.91	1,000.00	1,016.41	0.88	4.47
JNL/Capital Guardian International Small Cap Fund
Class A	1,000.00	1,221.80	1.30	7.28	1,000.00	1,012.21	1.30	6.59
Class B	1,000.00	1,223.90	1.10	6.17	1,000.00	1,014.21	1.10	5.58
JNL/Capital Guardian U.S. Growth Equity Fund
Class A	1,000.00	1,205.20	0.97	5.39	1,000.00	1,015.51	0.97	4.93
Class B	1,000.00	1,206.20	0.77	4.28	1,000.00	1,017.51	0.77	3.92
JNL/Credit Suisse Commodity Securities Fund
Class A	1,000.00	1,256.70	1.02	5.80	1,000.00	1,015.01	1.02	5.18
Class B	1,000.00	1,258.80	0.82	4.67	1,000.00	1,017.01	0.82	4.17
JNL/Credit Suisse Long/Short Fund
Class A	1,000.00	1,212.90	1.51	8.42	1,000.00	1,010.11	1.51	7.65
Class B	1,000.00	1,213.10	1.31	7.31	1,000.00	1,012.11	1.31	6.64

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return

	Beginning			Expenses				Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2009	12/31/2009	Ratios	Period	7/1/2009	12/31/2009	Ratios	Period
JNL/Eagle Core Equity Fund
Class A	$1,000.00	$1,181.10	0.96%	$ 5.28	$1,000.00	$1,015.61	0.96%	$ 4.88
Class B	1,000.00	1,182.30	0.76	4.18	1,000.00	1,017.61	0.76	3.86
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	1,246.30	1.03	5.83	1,000.00	1,014.91	1.03	5.23
Class B	1,000.00	1,248.10	0.83	4.70	1,000.00	1,016.91	0.83	4.22
JNL/Franklin Templeton Founding Strategy Fund
Class A	1,000.00	1,204.20	0.06	0.33	1,000.00	1,024.61	0.06	0.31
JNL/Franklin Templeton Global Growth Fund
Class A	1,000.00	1,227.60	1.10	6.18	1,000.00	1,014.21	1.10	5.58
Class B	1,000.00	1,229.20	0.90	5.06	1,000.00	1,016.21	0.90	4.57
JNL/Franklin Templeton Income Fund
Class A	1,000.00	1,179.20	0.99	5.44	1,000.00	1,015.31	0.99	5.03
Class B	1,000.00	1,180.70	0.79	4.34	1,000.00	1,017.31	0.79	4.02
JNL/Franklin Templeton Mutual Shares Fund
Class A	1,000.00	1,212.60	1.09	6.08	1,000.00	1,014.31	1.09	5.53
Class B	1,000.00	1,213.50	0.89	4.97	1,000.00	1,016.31	0.89	4.52
JNL/Franklin Templeton Small Cap Value Fund
Class A	1,000.00	1,262.90	1.16	6.62	1,000.00	1,013.61	1.16	5.89
Class B	1,000.00	1,264.10	0.96	5.48	1,000.00	1,015.61	0.96	4.88
JNL/Goldman Sachs Core Plus Bond Fund
Class A	1,000.00	1,073.40	0.89	4.65	1,000.00	1,016.31	0.89	4.52
Class B	1,000.00	1,075.20	0.69	3.61	1,000.00	1,018.31	0.69	3.51
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1,000.00	1,089.70	1.12	5.90	1,000.00	1,014.01	1.12	5.69
Class B	1,000.00	1,090.50	0.92	4.85	1,000.00	1,016.01	0.92	4.67
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	1,260.70	1.03	5.87	1,000.00	1,014.91	1.03	5.23
Class B	1,000.00	1,262.90	0.83	4.73	1,000.00	1,016.91	0.83	4.22
JNL/Ivy Asset Strategy Fund*
Class A	1,000.00	1,041.00	1.25	3.29	1,000.00	1,012.71	1.25	6.34
Class B	1,000.00	1,041.00	1.05	2.76	1,000.00	1,014.71	1.05	5.33
JNL/JPMorgan International Value Fund
Class A	1,000.00	1,230.70	1.02	5.74	1,000.00	1,015.01	1.02	5.18
Class B	1,000.00	1,233.90	0.82	4.62	1,000.00	1,017.01	0.82	4.17
JNL/JPMorgan MidCap Growth Fund
Class A	1,000.00	1,257.10	1.01	5.75	1,000.00	1,015.11	1.01	5.13
Class B	1,000.00	1,259.20	0.81	4.61	1,000.00	1,017.11	0.81	4.12
JNL/JPMorgan U.S. Government and Quality Bond Fund
Class A	1,000.00	1,023.60	0.73	3.72	1,000.00	1,017.91	0.73	3.71
Class B	1,000.00	1,024.70	0.53	2.70	1,000.00	1,019.91	0.53	2.70
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	1,296.30	1.25	7.23	1,000.00	1,012.71	1.25	6.34
Class B	1,000.00	1,296.80	1.05	6.08	1,000.00	1,014.71	1.05	5.33
JNL/Lazard Mid Cap Equity Fund
Class A	1,000.00	1,261.50	1.02	5.81	1,000.00	1,015.01	1.02	5.18
Class B	1,000.00	1,263.70	0.82	4.68	1,000.00	1,017.01	0.82	4.17
JNL/M&G Global Basics Fund
Class A	1,000.00	1,295.00	1.21	7.00	1,000.00	1,013.11	1.21	6.14
Class B	1,000.00	1,296.60	1.01	5.85	1,000.00	1,015.11	1.01	5.13
JNL/M&G Global Leaders Fund
Class A	1,000.00	1,235.30	1.21	6.82	1,000.00	1,013.11	1.21	6.14
Class B	1,000.00	1,237.70	1.01	5.70	1,000.00	1,015.11	1.01	5.13

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning			Expenses				Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2009	12/31/2009	Ratios	Period	7/1/2009	12/31/2009	Ratios	Period
JNL/Mellon Capital Management 10 x 10 Fund
Class A	$1,000.00	$1,220.20	0.06%	$ 0.34	$1,000.00	$1,024.61	0.06%	$ 0.31
JNL/Mellon Capital Management Index 5 Fund
Class A	1,000.00	1,199.00	0.06	0.33	1,000.00	1,024.61	0.06	0.31
JNL/Mellon Capital Management European 30 Fund
Class A	1,000.00	1,318.20	0.78	4.56	1,000.00	1,017.41	0.78	3.97
Class B	1,000.00	1,319.00	0.58	3.39	1,000.00	1,019.41	0.58	2.95
JNL/Mellon Capital Management Pacific Rim 30 Fund
Class A	1,000.00	1,137.20	0.78	4.20	1,000.00	1,017.41	0.78	3.97
Class B	1,000.00	1,139.30	0.58	3.13	1,000.00	1,019.41	0.58	2.95
JNL/Mellon Capital Management S&P 500 Index Fund
Class A	1,000.00	1,224.00	0.59	3.31	1,000.00	1,019.31	0.59	3.00
Class B	1,000.00	1,224.20	0.39	2.19	1,000.00	1,021.31	0.39	1.99
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Class A	1,000.00	1,267.10	0.60	3.43	1,000.00	1,019.21	0.60	3.05
Class B	1,000.00	1,268.30	0.40	2.29	1,000.00	1,021.21	0.40	2.04
JNL/Mellon Capital Management Small Cap Index Fund
Class A	1,000.00	1,242.60	0.61	3.45	1,000.00	1,019.11	0.61	3.10
Class B	1,000.00	1,242.80	0.41	2.32	1,000.00	1,021.11	0.41	2.09
JNL/Mellon Capital Management International Index Fund
Class A	1,000.00	1,219.00	0.72	4.03	1,000.00	1,018.01	0.72	3.66
Class B	1,000.00	1,220.10	0.52	2.91	1,000.00	1,020.01	0.52	2.65
JNL/Mellon Capital Management Bond Index Fund
Class A	1,000.00	1,036.90	0.59	3.03	1,000.00	1,019.31	0.59	3.00
Class B	1,000.00	1,038.00	0.39	2.00	1,000.00	1,021.31	0.39	1.99
JNL/Mellon Capital Management Global Alpha Fund*
Class A	1,000.00	988.00	1.35	3.46	1,000.00	1,011.71	1.35	6.85
Class B	1,000.00	989.00	1.15	2.95	1,000.00	1,013.71	1.15	5.84
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	1,243.30	1.06	5.99	1,000.00	1,014.61	1.06	5.38
Class B	1,000.00	1,244.40	0.86	4.87	1,000.00	1,016.61	0.86	4.37
JNL/PAM Asia ex-Japan Fund
Class A	1,000.00	1,215.00	1.27	7.09	1,000.00	1,012.51	1.27	6.44
Class B	1,000.00	1,216.50	1.07	5.98	1,000.00	1,014.51	1.07	5.43
JNL/PAM China-India Fund
Class A	1,000.00	1,235.60	1.33	7.49	1,000.00	1,011.91	1.33	6.74
Class B	1,000.00	1,236.40	1.13	6.37	1,000.00	1,013.91	1.13	5.74
JNL/PIMCO Real Return Fund
Class A	1,000.00	1,080.50	0.81	4.25	1,000.00	1,017.11	0.81	4.12
Class B	1,000.00	1,082.50	0.61	3.20	1,000.00	1,019.11	0.61	3.10
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	1,071.30	0.81	4.23	1,000.00	1,017.11	0.81	4.12
Class B	1,000.00	1,072.10	0.61	3.19	1,000.00	1,019.11	0.61	3.10
JNL/PPM America High Yield Bond Fund
Class A	1,000.00	1,201.70	0.77	4.27	1,000.00	1,017.51	0.77	3.92
Class B	1,000.00	1,201.30	0.57	3.16	1,000.00	1,019.51	0.57	2.90
JNL/PPM America Mid Cap Value Fund
Class A	1,000.00	1,353.40	1.06	6.29	1,000.00	1,014.61	1.06	5.38
Class B	1,000.00	1,355.00	0.86	5.10	1,000.00	1,016.61	0.86	4.37
JNL/PPM America Small Cap Value Fund
Class A	1,000.00	1,294.30	1.06	6.13	1,000.00	1,014.61	1.06	5.38
Class B	1,000.00	1,295.50	0.86	4.98	1,000.00	1,016.61	0.86	4.37
JNL/PPM America Value Equity Fund
Class A	1,000.00	1,329.80	0.86	5.05	1,000.00	1,016.61	0.86	4.37
Class B	1,000.00	1,330.30	0.66	3.88	1,000.00	1,018.61	0.66	3.36

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning			Expenses				Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2009	12/31/2009	Ratios	Period	7/1/2009	12/31/2009	Ratios	Period
JNL/Red Rocks Listed Private Equity Fund
Class A	$1,000.00	$1,247.10	1.20%	$ 6.80	$1,000.00	$1,013.21	1.20%	$ 6.09
Class B	1,000.00	1,247.80	1.00	5.67	1,000.00	1,015.21	1.00	5.08
JNL/S&P Managed Conservative Fund
Class A	1,000.00	1,078.70	0.18	0.94	1,000.00	1,023.41	0.18	0.92
JNL/S&P Managed Moderate Fund
Class A	1,000.00	1,113.10	0.17	0.91	1,000.00	1,023.51	0.17	0.87
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	1,148.30	0.15	0.81	1,000.00	1,023.71	0.15	0.77
JNL/S&P Managed Growth Fund
Class A	1,000.00	1,185.10	0.16	0.88	1,000.00	1,023.61	0.16	0.82
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	1,206.90	0.18	1.00	1,000.00	1,023.41	0.18	0.92
JNL/S&P Disciplined Moderate Fund
Class A	1,000.00	1,146.60	0.19	1.03	1,000.00	1,023.31	0.19	0.97
JNL/S&P Disciplined Moderate Growth Fund
Class A	1,000.00	1,194.40	0.19	1.05	1,000.00	1,023.31	0.19	0.97
JNL/S&P Disciplined Growth Fund
Class A	1,000.00	1,217.30	0.19	1.06	1,000.00	1,023.31	0.19	0.97
JNL/S&P Competitive Advantage Fund
Class A	1,000.00	1,231.60	0.72	4.05	1,000.00	1,018.01	0.72	3.66
Class B	1,000.00	1,234.90	0.52	2.93	1,000.00	1,020.01	0.52	2.65
JNL/S&P Dividend Income & Growth Fund
Class A	1,000.00	1,333.10	0.72	4.23	1,000.00	1,018.01	0.72	3.66
Class B	1,000.00	1,334.70	0.52	3.06	1,000.00	1,020.01	0.52	2.65
JNL/S&P Intrinsic Value Fund
Class A	1,000.00	1,427.80	0.72	4.41	1,000.00	1,018.01	0.72	3.66
Class B	1,000.00	1,433.00	0.52	3.19	1,000.00	1,020.01	0.52	2.65
JNL/S&P Total Yield Fund
Class A	1,000.00	1,300.20	0.72	4.17	1,000.00	1,018.01	0.72	3.66
Class B	1,000.00	1,299.80	0.52	3.01	1,000.00	1,020.01	0.52	2.65
JNL/S&P 4 Fund
Class A	1,000.00	1,321.20	0.06	0.35	1,000.00	1,024.61	0.06	0.31
JNL/Select Balanced Fund
Class A	1,000.00	1,156.30	0.77	4.18	1,000.00	1,017.51	0.77	3.92
Class B	1,000.00	1,158.20	0.57	3.10	1,000.00	1,019.51	0.57	2.90
JNL/Select Money Market Fund
Class A	1,000.00	1,000.00	0.37	1.87	1,000.00	1,021.51	0.37	1.89
Class B	1,000.00	1,000.10	0.37	1.87	1,000.00	1,021.51	0.37	1.89
JNL/Select Value Fund
Class A	1,000.00	1,206.30	0.82	4.56	1,000.00	1,017.01	0.82	4.17
Class B	1,000.00	1,207.80	0.62	3.45	1,000.00	1,019.01	0.62	3.16
JNL/T. Rowe Price Established Growth Fund
Class A	1,000.00	1,242.20	0.90	5.09	1,000.00	1,016.21	0.90	4.57
Class B	1,000.00	1,243.20	0.70	3.96	1,000.00	1,018.21	0.70	3.56
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	1,252.10	1.02	5.79	1,000.00	1,015.01	1.02	5.18
Class B	1,000.00	1,253.30	0.82	4.66	1,000.00	1,017.01	0.82	4.17
JNL/T. Rowe Price Short-Term Bond Fund
Class A	1,000.00	1,033.30	0.74	3.79	1,000.00	1,017.81	0.74	3.76
Class B	1,000.00	1,033.50	0.54	2.77	1,000.00	1,019.81	0.54	2.75

Disclosure of Fund Expenses (Unaudited) (continued)

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning			Expenses				Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2009	12/31/2009	Ratios	Period	7/1/2009	12/31/2009	Ratios	Period
JNL/T. Rowe Price Value Fund
Class A	$1,000.00	$1,247.50	0.96%	5.44	$1,000.00	$1,015.61	0.96%	$ 4.88
Class B	1,000.00	1,248.60	0.76	4.31	1,000.00	1,017.61	0.76	3.86

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).  For Funds with less than 6- month’s operating history, the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.
*  Fund has less than 6-month’s operating history.

Additional Disclosures

Quarterly Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the Registrant by calling the Fund toll-free at 800-766-4683.

Proxy Voting Guidelines
A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center),1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the Securities and Exchange Commission’s website at www.sec.gov.

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Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Interested Trustee
Mark D. Nerud (43) 1 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	94
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Chief Financial Officer of the Adviser (11/2000 to 1/2007) and Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to present); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President (8/1997 to 12/2006), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/2002 to 12/2006); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

Other Directorships Held by Trustee: None

Disinterested Trustees
Michael Bouchard (53) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	94
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)

Other Directorships Held by Trustee: None

William J. Crowley, Jr. (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

Other Directorships Held by Trustee:
Director of Alpha Natural Resources; Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Bio Veris Corporation (from 5/2004 until 6/2007 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when the company was acquired)

Dominic D’Annunzio (71) 1 Corporate Way Lansing, MI 48951	Chairman of the Board 2 (2/2004 to present) Trustee 2 (2/2002 to present)	94
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)

Other Directorships Held by Trustee: None

Michelle Engler (51) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	94
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Trustee: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

1 Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of Jackson National Asset Management, LLC.
2 The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

Name, Address and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Disinterested Trustees
James Henry, Ph.D. (71) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)

Other Directorships Held by Trustee: None

Richard McLellan (67) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/1994 to present)	94
Principal Occupation(s) During Past 5 Years:
Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Senior Counsel, Dykema Gossett PLLC (2007 to present)
Adjunct Associate Professor, Michigan State University (2008 to present)

Other Directorships Held by Trustee: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)

William R. Rybak (58) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Trustee:
Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (54) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years:
Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

Other Directorships Held by Trustee: None

Officers
Karen J. Buiter (44) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Vice President – Fund Reporting of the Adviser (4/2008 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008); Assistant Controller of Code, Hennessy & Simmons LLC (2002 to 2004)

Other Directorships Held by Trustee: Not Applicable

Kelly L. Crosser (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/2006 to 4/2007): Senior Paralegal of Jackson National Life Insurance Company (6/2004 to 2/2006)

Other Directorships Held by Trustee: Not Applicable

Name, Address and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Officers
Steven J. Fredricks (39) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present); Attorney of Jackson National Life Insurance Company (2/2002 to 1/2005)

Other Directorships Held by Trustee: Not Applicable

Danielle A. Hernandez (29) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Compliance Analyst of the Adviser (6/2009 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Administrative Assistant of the Adviser (12/2005 To 08/2006); Executive Assistant at the U.S. House Of Representatives, Washington, D.C. (2002 To 2005)

Other Directorships Held by Trustee: Not Applicable

Daniel W. Koors (39) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/2006 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (1/2009 to present) and Chief Financial Officer of the Adviser (1/2007 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/2006 to 12/2006); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 12/2009); Partner of Deloitte & Touche LLP (2003 to June 2006)

Other Directorships Held by Trustee: Not Applicable

Michael Piszczek (52) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Assistant Vice President – Tax of the Adviser (11/2007 to present); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

Other Directorships Held by Trustee: Not Applicable

Susan S. Rhee (38) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/2004 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

Other Directorships Held by Trustee: Not Applicable

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48951 or by visiting www.jackson.com.

Trustees and Officers of JNL Series Trust (the “Trust”)

The interested Trustee and the Officers of the Trust (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2009:

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$87,781	$0	$0	$120,0004
William J. Crowley, Jr.	$89,609	$0	$0	$122,5005
Dominic D’Annunzio 3	$111,555	$0	$0	$152,5006
Michelle Engler	$87,781	$0	$0	$120,000
James Henry	$89,609	$0	$0	$122,500
Richard McLellan	$98,753	$0	$0	$135,000
William R. Rybak	$85,220	$0	$0	$116,500
Patricia Woodworth	$100,582	$0	$0	$137,5007
Steven J. Fredricks 2	$168,813	$0	$0	$230,775

1
The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust and JNL Variable Fund LLC (the “Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees to all the independent Trustees is $1,026,500.

2
Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex.  The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

3	Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.
4	Amount includes $6,000 deferred by Mr. Bouchard.
5	Amount includes $73,500 deferred by Mr. Crowley.
6	Amount includes $76,250 deferred by Mr. D’Annunzio.
7	Amount includes $137,500 deferred by Ms. Woodworth.

JNL SERIES TRUST
(“Trust”)

APPROVAL OF THE TRUST’S
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the Funds (“Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Trust’s advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on December 17-18, 2009, the Board, including all of the Independent Trustees, considered information relating to the amendment to the Trust’s investment advisory and management agreement with JNAM (“Agreement”), information relating to the approval of an investment sub-advisory agreement between JNAM and Franklin Templeton Institutional, LLC (“FTI”) to the Trust, and approval of the creation of six Feeder Funds with American Funds® (together, “Agreements” refers to the Agreement and applicable Sub-Advisory Agreement).  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the FTI Sub-Advisory Agreement through May 1, 2012 and the Agreement through June 30, 2010.

In reviewing the Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Trust, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether the fee structure reflects the economies of scale for each Fund’s investors, and (5) other benefits that may accrue to JNAM through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreement.

Before approving the Advisory Agreement and the Sub-Advisory Agreement, the Independent Trustees/Managers met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Advisory Agreement and the Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Adviser.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Adviser pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Adviser, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services to be provided by the Sub-Adviser.  The Board considered JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, to approve the Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Adviser’s portfolio managers who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and the Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and the Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Adviser from the Funds’ CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds selected by an independent data service (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index. The performance periods considered by the Board ended on September 30, 2009 (unless otherwise noted).  When available, the Board considered one-, five- and ten-year performance.  The Board also considered that each of the JNL/American Funds discussed below are “feeder” Funds that will invest virtually all of their assets in a “master” fund offered by American Funds Insurance Series.  As a result, the Board considered the performance of the applicable “master” fund.

New Funds (JNL Series Trust):

JNL/American Funds Blue Chip Income and Growth Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the one- and five-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

JNL/American Funds Global Bond Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the one-year period.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

JNL/American Funds Global Small Capitalization Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the five-year period.  The master fund underperformed its benchmark for the one- and ten-year periods.  The Board also considered that the Fund outperformed the Lipper Global Small-Cap Funds Average for the one-, three-, five-, and ten-year periods ended September 30, 2009.  The Board concluded that based upon the master fund’s five-year performance record and its performance against the peer group, it would be in the best interests of the Fund and its shareholders to approve the Agreements.

JNL/American Funds Growth-Income Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the one-, five- and ten-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

JNL/American Funds International Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the one-, five- and ten-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

JNL/American Funds New World Fund.  The Board considered the performance presented for the master fund outperformed its benchmark for the one-, five- and ten-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Sub-Adviser Change (JNL Series Trust):

JNL/Franklin Templeton International Small Cap Growth Fund (formerly, JNL/Capital Guardian International Small Cap Fund).  The Board could not consider Franklin Templeton’s performance as sub-adviser to the Fund because the transition from Capital Guardian to Franklin Templeton had not yet occurred.  The Board, however, did consider information regarding Franklin Templeton’s capabilities and expenses. The Board also considered that the performance for a similarly managed strategy significantly outperformed its peer group for the one-, three-, and five-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM, each master fund and with respect to the JNL/Franklin Templeton International Small Cap Growth Fund, the Fund’s Sub-Adviser.  For the Funds, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers.  The Board also noted that JNAM does not manage any institutional accounts with which Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Funds’ proposed advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the JNL/Franklin Templeton International Small Cap Growth Fund’s proposed sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Series Trust - New Funds:

JNL/American Funds Blue Chip Income and Growth Fund.  The Board considered that the Feeder Fund’s advisory fees are lower than the peer group average (after the contractual waiver).  The Board considered that the Feeder Fund’s estimated total expense ratio (excluding the Master Fund expenses and after the contractual waiver) is lower than the peer group average.  The Board considered that the Feeder Fund’s estimated total expense ratio (including the Master Fund expenses and after the contractual waiver) is equal to the peer group average.  The Board concluded that the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/American Funds Global Bond Fund.  The Board considered that the Feeder Fund’s advisory fees are lower than the peer group average (after the contractual waiver).  The Board considered that the Feeder Fund’s estimated total expense ratio (excluding the Master Fund expenses and after the contractual waiver) is lower than the peer group average.  The Board considered that the Feeder Fund’s estimated total expense ratio (including the Master Fund expenses and after the contractual waiver) is slightly higher than the peer group average.  The Board concluded that, in light, in part, of the desirability of offering this Fund to JNL investors and the fact that the Fund cannot be accessed through a sub-advisory arrangement, the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/American Funds Global Small Capitalization Fund.  The Board considered that the Feeder Fund’s advisory fees are lower than the peer group average (after the contractual waiver).  The Board considered that the Feeder Fund’s estimated total expense ratio (excluding the Master Fund expenses and after the contractual waiver) is lower than the peer group average.  The Board considered that the Feeder Fund’s estimated total expense ratio (including the Master Fund expenses and after the contractual waiver) is slightly higher than the peer group average.  The Board concluded that, in light, in part, of the desirability of offering this Fund to JNL investors and the fact that the Fund cannot be accessed through a sub-advisory arrangement, the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/American Funds Growth-Income Fund.  The Board considered that the Feeder Fund’s advisory fees and total expense ratio (both excluding and including the Master Fund expenses and after the contractual waiver) are lower than the peer group average.  The Board concluded that the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/American Funds International Fund.  The Board considered that the Feeder Fund’s advisory fees and total expense ratio (both excluding and including the Master Fund expenses and after the contractual waiver) are lower than the peer group average.  The Board concluded that the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

JNL/American Funds New World Fund.  The Board considered that the Feeder Fund’s advisory fees and total expense ratio (both excluding and including the Master Fund expenses and after the contractual waiver) are lower than the peer group average.  The Board concluded that the advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

Sub-Adviser Change (JNL Series Trust):

JNL/Franklin Templeton International Small Cap Growth Fund (formerly, JNL/Capital Guardian International Small Cap Fund).  The Board considered that the Fund’s advisory fees are higher than the peer group average.  The Board also noted that the Fund’s estimated total expense ratio is slightly lower than that of the peer group average.  The Board also considered that the Fund’s sub-advisory fees are higher than the peer group average.  The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds.  The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that the sub-adviser would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that the sub-adviser would manage.  The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, the sub-adviser would not be required to participate in the meetings and recommendations to hire or fire the sub-adviser would not be influenced by a sub-adviser’s willingness to participate in the meetings.  In addition, certain affiliates of the sub-adviser participates in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences.  Also, certain affiliates of JNAM participate in the sale of shares of retail mutual funds advised by the sub-adviser and other unaffiliated entities and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the sub-adviser through its relationship with the Fund(s), the Board noted that the sub-advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreement was fair, reasonable and in the best interests of each Fund and its shareholders.

Supplement Dated October 5, 2009
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

For the JNL/Franklin Templeton Income Fund, please add the following bullets to the section entitled “The Sub-Adviser and Portfolio Management”:

•
Alex W. Peters, CFA (Vice President) has been a manager of the Fund since October 2009.  Mr. Peters specializes in research analysis of the commercial real estate industry and analyzes debt and equity investments for the Core/Hybrid team.  Mr. Peters has a bachelor’s degree from University of Washington and an M.B.A from University of San Francisco.

•
Matt Quinlan (Research Analyst) has been a manager of the Fund since October 2009.  Prior to joining Franklin Templeton in 2005, Mr. Quinlan worked in investment banking at Citigroup where he covered the retail and consumer products industries.  Mr. Quinlin earned his B.A. in history from UCLA and an M.B.A. in finance and strategy from The Anderson School at UCLA.

This Supplement is dated October 5, 2009.

(To be used with JMV2731 09/09, VC4224 04/09, VC5869 04/09, VC5890 04/09, VC5995 04/09, VC3723 04/09, VC5825 04/09, VC5884 04/09, VC5885 04/09, VC3656 04/09, VC5526 04/09, VC3657 04/09, FVC4224FT 04/09, NV4224 04/09, NV3174CE 04/09, NV5526 04/09, NV3784 04/09, NV5869 04/09, NV5890 04/09, NV5825 04/09, HR105 04/09 and VC2440 04/09.)

CMX4336 10/09
Supplement Dated November 13, 2009
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

For the JNL/Red Rocks Listed Private Equity Fund, please delete the first paragraph of the section entitled “The Sub-Adviser and Portfolio Management” and replace it with the following paragraph:

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund is Red Rocks Capital LLC (“RRC”) located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  RRC is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index.  RRC also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies.

This Supplement is dated November 13, 2009.

(To be used with VC4224 04/09, VC5869 04/09, VC5890 04/09, VC5995 04/09, JMV2731 09/09, VC3723 04/09, VC5825 04/09, VC5884 04/09, VC5885 04/09, VC3656 04/09, VC5526 04/09, VC3657 04/09, FVC4224FT 04/09, NV4224 04/09, NV3174CE 04/09, NV5526 04/09, NV3784 04/09, NV5869 04/09, NV5890 04/09, HR105 04/09 and VC2440 04/09.)

CMX4603 11/09

Supplement Dated December 7, 2009
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective October 30, 2009, for the JNL/Capital Guardian Global Balanced Fund, please delete all references to Richard N. Havas.

Effective November 1, 2009, for the JNL/Capital Guardian Global Balanced Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please insert the following paragraph:

Michael Cohen is a director and senior vice president of Capital International Limited, an affiliate of Capital Guardian, and has equity portfolio management responsibilities for Capital Guardian.  Michael joined the Capital organization in 2000 as an investment analyst and later became a portfolio counselor for Capital Research and Management Company until the fall of 2009.  Prior to this, he was a research analyst with both Schroders and Salomon Brothers in London.  He received his MBA from the London Business School and his BA in accounting and economics from Tel Aviv University. He is based in London.

Effective November 1, 2009, for the JNL/Capital Guardian Global Diversified Research Fund, please delete the third, fourth and fifth paragraphs of the section entitled “The Sub-Adviser and Portfolio Management” and replace it with the following paragraphs:

G. Ernest Nutter serves as the research portfolio coordinator for the Fund.

Ernie Nutter is a vice president and investment analyst for Capital International Research, Inc., an affiliate of Capital Guardian.  He joined the Capital organization in 2004 and brings over 28 years of research experience. For 13 years, he was managing director of mining research for RBC Capital Markets/Dominion Securities, Inc. Prior to that, he spent two years as the senior mining analyst for Dean Witter Reynolds (Canada), Inc.; one year as a mining analyst with Pemberton Securities, Inc.; one year as the senior mining analyst for Davidson Partners Limited; and 11 years as a project geologist with Westmin Resources/Western Mines. Mr. Nutter earned a BS in geology from Dalhousie University. Currently, he is a member of the Geological Association of Canada, the Canadian Institute of Mining and Metallurgy, and the Prospectors and Developers Association.

Effective October 30, 2009, for the JNL/Capital Guardian International Small Cap Fund, please delete all references to Richard N. Havas and Takeo Nakamura.

Effective November 18, 2009, for the JNL/Capital Guardian U.S. Growth Equity Fund, please delete all references to David I. Fisher.

This Supplement is dated December 7, 2009.

(To be used with VC4224 04/09, VC5869 04/09, VC5890 04/09, VC5995 04/09, JMV2731 09/09, VC3723 04/09, VC5825 04/09, VC5884 04/09, VC5885 04/09, VC3656 04/09, VC5526 04/09, VC3657 04/09, FVC4224FT 04/09, NV4224 04/09, NV3174CE 04/09, NV5526 04/09, NV3784 04/09, NV5869 04/09, NV5890 04/09, HR105 04/09 and VC2440 04/09.)

CMX4718 12/09

Supplement Dated February 16, 2010
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes the changes apply to all contracts issued after May 1, 2010.

The JNL/AIM Small Cap Growth Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Franklin Templeton Small Cap Value Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/Lazard Mid Cap Equity Fund, and JNL/Oppenheimer Global Growth Fund (the “Funds”) will be closed to new contract holders effective May 1, 2010.  The Funds are still available to contract holders who purchased their contract prior to May 1, 2010, even if the contract holder does not have a current allocation in the Funds.  The Funds are also available to both new and existing contract holders as an underlying Fund of the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and JNL/S&P Managed Aggressive Growth Fund.

The JNL/Mellon Capital Management European 30 Fund and JNL/Mellon Capital Management Pacific Rim 30 Fund (the “Funds”) will be closed to new contract holders effective May 1, 2010.  The Funds are still available to contract holders who purchased their contract prior to May 1, 2010, even if the contract holder does not have a current allocation in the Funds.  The Funds are also available to both new and existing contract holders as an underlying Fund of the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund.

This Supplement is dated February 16, 2010.

(To be used with VC5995 04/09.)

JMX5035 02/10
Supplement Dated February 16, 2010
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On December 17-18, 2009, Jackson National Asset Management, LLC recommended and the Board of Trustees of the JNL Series Trust (“Board”) approved the following changes that will be effective May 1, 2010.

Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Capital Guardian International Small Cap Fund.

A change of sub-adviser was approved for JNL/Capital Guardian International Small Cap Fund (“Fund”).  The Fund will be sub-advised by Franklin Templeton Institutional, LLC.  The name of the Fund will change to JNL/Franklin Templeton International Small Cap Growth Fund.
This Supplement is dated February 16, 2010.

(To be used with VC4224 04/09, VC5869 04/09, VC5890 04/09, VC5995 04/09, VC3723 04/09, VC5825 04/09, VC5884 04/09, VC5885 04/09, VC3656 04/09, VC5526 04/09, VC3657 04/09, FVC4224FT 04/09, NV4224 04/09, NV3174CE 04/09, NV5526 04/09, NV3784 04/09, NV5869 04/09, NV5890 04/09, NV5825 04/09, HR105 04/09 and VC2440 04/09.)

CMX5036 02/10

JNL Series Trust	PRSRT STD
JNL Variable Fund LLC	U.S. POSTAGE
PAID
One Corporate Way	JACKSON NATIONAL ASSET
Lansing, MI 48951	MANAGEMENT
L.L.C.

VADV7338 02/10

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee.  William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2008 and December 31, 2009.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$614,340	$54,455	$148,960	$0
2009	$607,173	$22,545	$160,000	$0

The above Audit-Related Fees for 2008 and 2009 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2008 and 2009 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2008	$49,000	$0	$0
2009	$48,110	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2008 was $252,415.  As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2009 was $230,655.

(h) For the fiscal years ended December 31, 2008 and December 31, 2009, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

(a)           Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/AIM Small Cap Growth Fund, the JNL/Capital Guardian Global Diversified Research Fund, the JNL/Capital Guardian International Small Cap Fund, the JNL/Credit Suisse Commodity Securities Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund for which a summary schedule of investments was provided in the Annual Report, December 31, 2009, pursuant to §210.1212 of Regulation S-X.

JNL Series Trust
Schedules of Investments (in thousands)
December 31, 2009
	Shares / Par (q)	Value
JNL/AIM Small Cap Growth Fund
COMMON STOCKS - 94.8%
CONSUMER DISCRETIONARY - 13.9%
Big Lots Inc. (c)	26	$749
Brinker International Inc.	40	590
Buffalo Wild Wings Inc. (c)	13	515
Choice Hotels International Inc.	20	642
Darden Restaurants Inc.	17	593
Deckers Outdoor Corp. (c)	8	772
Group 1 Automotive Inc. (c) (e)	20	568
Gymboree Corp. (c)	14	621
HOT Topic Inc. (c)	78	494
Jack in the Box Inc. (c)	37	720
National CineMedia Inc.	40	661
NetFlix Inc. (c) (e)	13	744
Penn National Gaming Inc. (c)	18	503
PF Chang's China Bistro Inc. (c) (e)	24	903
Pool Corp.	29	558
Tractor Supply Co. (c)	11	601
TRW Automotive Holdings Corp. (c)	32	759
Warnaco Group Inc. (c)	15	627
Williams-Sonoma Inc.	33	676
WMS Industries Inc. (c)	18	706
		13,002
CONSUMER STAPLES - 1.5%
Church & Dwight Co. Inc.	14	863
Ralcorp Holdings Inc. (c)	9	509
		1,372
ENERGY - 7.1%
Arena Resources Inc. (c) (e)	18	794
Bill Barrett Corp. (c)	19	593
Carrizo Oil & Gas Inc. (c) (e)	28	749
Dril-Quip Inc. (c)	22	1,230
FMC Technologies Inc. (c) (e)	14	820
Goodrich Petroleum Corp. (c) (e)	24	575
Patterson-UTI Energy Inc.	42	650
SandRidge Energy Inc. (c) (e)	48	454
Whiting Petroleum Corp. (c)	10	694
		6,559
FINANCIALS - 7.5%
Affiliated Managers Group Inc. (c) (e)	11	757
BioMed Realty Trust Inc. (e)	39	611
Brown & Brown Inc.	24	424
City National Corp. (e)	12	527
Cullen/Frost Bankers Inc. (e)	10	476
Federated Investors Inc. - Class B (e)	24	673
Greenhill & Co. Inc.	10	815
optionsXpress Holdings Inc.	29	455
ProAssurance Corp. (c) (e)	15	797
Stifel Financial Corp. (c)	11	654
SVB Financial Group (c)	20	820
		7,009
HEALTH CARE - 16.6%
Acorda Therapeutics Inc. (c)	23	582
AMAG Pharmaceuticals Inc. (c) (e)	14	548
American Medical Systems Holdings Inc. (c)	39	750
BioMarin Pharmaceutical Inc. (c)	36	677
Biovail Corp.	45	623
Chemed Corp.	19	913
Eclipsys Corp. (c)	41	750
Gen-Probe Inc. (c)	12	521
Insulet Corp. (c) (e)	32	464
inVentiv Health Inc. (c)	37	600
Isis Pharmaceuticals Inc. (c)	21	231
Martek Biosciences Corp. (c) (e)	23	429
Medicis Pharmaceutical Corp.	26	696
Mednax Inc. (c)	16	963
Meridian Bioscience Inc. (e)	28	605
Myriad Genetics Inc. (c)	14	367
NuVasive Inc. (c) (e)	13	404
OSI Pharmaceuticals Inc. (c) (e)	12	371
Perrigo Co.	19	762
PSS World Medical Inc. (c) (e)	26	582
RehabCare Group Inc. (c)	22	678
Techne Corp.	9	618
United Therapeutics Corp. (c)	17	915
VCA Antech Inc. (c)	29	725
Zoll Medical Corp. (c)	23	610
		15,384
INDUSTRIALS - 14.6%
Bucyrus International Inc. - Class A	16	915
Corrections Corp. of America (c)	37	901
CoStar Group Inc. (c) (e)	24	1,023
EnergySolutions Inc.	75	636
Forward Air Corp.	26	653
Fuel Tech Inc. (c)	38	312
General Cable Corp. (c)	21	625
Hexcel Corp. (c)	38	493
HUB Group Inc. - Class A (c) (e)	30	801
Kaydon Corp.	14	504
Knight Transportation Inc. (e)	55	1,058
Lindsay Corp. (e)	11	456
Pike Electric Corp. (c)	56	522
Quanta Services Inc. (c)	19	390
Regal-Beloit Corp.	18	945
Tetra Tech Inc. (c)	31	843
TransDigm Group Inc.	25	1,204
Wabtec Corp.	20	814
Watsco Inc.	10	514
		13,609
INFORMATION TECHNOLOGY - 28.8%
Advanced Energy Industries Inc. (c)	53	803
Alliance Data Systems Corp. (c) (e)	11	687
Ansys Inc. (c)	17	726
Aspen Technology Inc. (c)	59	575
Blackboard Inc. (c) (e)	16	737
Cabot Microelectronics Corp. (c)	18	601
Cogent Inc. (c)	68	709
Coherent Inc. (c) (e)	18	544
CommVault Systems Inc. (c)	30	707
Cymer Inc. (c) (e)	12	455
F5 Networks Inc. (c)	18	929
Global Payments Inc.	16	866
GSI Commerce Inc. (c)	26	671
Harmonic Inc. (c)	90	570
Hittite Microwave Corp. (c) (e)	17	705
Informatica Corp. (c) (e)	49	1,255
Knot Inc. (c)	59	591
Lawson Software Inc. (c)	102	676
Manhattan Associates Inc. (c) (e)	28	672
Micros Systems Inc. (c)	22	695
Microsemi Corp. (c)	40	710
Monolithic Power Systems Inc. (c)	26	632
Nice Systems Ltd. - ADR (c)	27	838
ON Semiconductor Corp. (c) (e)	84	739
Open Text Corp. (c)	17	684
Pegasystems Inc. (e)	-	7
Polycom Inc. (c) (e)	38	956
Power Integrations Inc.	18	645
Quality Systems Inc.	19	1,221
Quest Software Inc. (c)	35	636
SonicWALL Inc. (c)	77	584
SRA International Inc. - Class A (c)	31	597
SuccessFactors Inc. (c)	39	641
Sybase Inc. (c)	24	1,047
Syntel Inc. (e)	11	427
Tech Data Corp. (c)	16	753
VistaPrint NV (c) (e)	15	844
Websense Inc. (c)	37	650
		26,785
MATERIALS - 2.8%
Calgon Carbon Corp. (c)	34	475
Carpenter Technology Corp.	17	455
Grief Inc.	18	950
Intrepid Potash Inc. (c) (e)	24	697
		2,577
TELECOMMUNICATION SERVICES - 1.1%
SBA Communications Corp. (c)	29	1,005

UTILITIES - 0.9%
ITC Holdings Corp.	16	857

Total Common Stocks (cost $82,164)		88,159

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$289	12

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $289)		12

SHORT TERM INVESTMENTS - 22.5%
Mutual Funds - 4.9%
JNL Money Market Fund, 0.07% (a) (h)	4,526	4,526

Securities Lending Collateral - 17.6%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	12,335	12,335
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	3,995	3,987
		16,322

Total Short Term Investments (cost $20,856)		20,848

Total Investments - 117.3% (cost $103,309)		109,019
Other Assets and Liabilities, Net - (17.3%)		(16,069)
Total Net Assets - 100%		$92,950

JNL/Capital Guardian Global
Diversified Research Fund
COMMON STOCKS - 94.9%
CONSUMER DISCRETIONARY - 7.1%
Carnival Corp. (c)	29	$919
Daimler AG	38	2,019
Discovery Communications Inc. - Class A (c)	33	1,018
Gannett Co. Inc.	83	1,228
Hyundai Mobis	3	440
LG Electronics Inc.	27	2,846
Lowe's Cos. Inc.	102	2,387
PT Astra International Tbk	105	384
Strayer Education Inc. (e)	8	1,742
Target Corp.	82	3,952
Time Warner Cable Inc. (e)	37	1,523
Toyota Motor Corp.	56	2,354
Urban Outfitters Inc. (c)	29	1,011
Viacom Inc. - Class B (c)	64	1,909
		23,732
CONSUMER STAPLES - 10.4%
Coca-Cola Amatil Ltd.	234	2,416
Coca-Cola Co.	34	1,910
Danone SA	28	1,747
General Mills Inc.	27	1,884
Imperial Tobacco Group Plc	83	2,618
Kraft Foods Inc. - Class A	86	2,348
Lawson Inc.	61	2,678
PepsiCo Inc.	54	3,277
Pernod-Ricard SA	66	5,712
Philip Morris International Inc.	27	1,296
Procter & Gamble Co.	38	2,322
Seven & I Holdings Co. Ltd.	58	1,183
Unilever Plc	61	1,977
Wal-Mart Stores Inc.	29	1,539
Woolworths Ltd.	64	1,607
		34,514
ENERGY - 11.1%
BG Group Plc	322	5,825
Cameco Corp.	63	2,045
Cenovus Energy Inc.	99	2,505
Chevron Corp.	31	2,402
China Shenhua Energy Co. Ltd.	922	4,476
Gazprom OAO - ADR	174	4,427
Oil Search Ltd.	225	1,235
Reliance Industries Ltd.	48	1,122
Royal Dutch Shell Plc - Class A	156	4,732
Sasol Ltd.	64	2,594
Schlumberger Ltd.	36	2,337
SeaDrill Ltd.	48	1,240
Transocean Ltd. (c)	10	787
Weatherford International Ltd. (c)	65	1,161
		36,888
FINANCIALS - 18.3%
Allstate Corp.	52	1,565
AON Corp.	42	1,610
AXA SA (u)	76	1,800
Banco Bilbao Vizcaya Argentaria SA	86	1,571
Banco Santander SA	139	2,304
Bank of China Ltd. (e)	6,845	3,678
Barclays Plc (u)	247	1,101
BlackRock Inc.	9	2,090
BNP Paribas (u)	60	4,796
Bumiputra-Commerce Holdings Bhd	270	1,010
Charles Schwab Corp.	89	1,675
CME Group Inc.	5	1,579
DLF Ltd. (u)	125	961
Goldman Sachs Group Inc.	28	4,728
Grupo Financiero Inbursa SA	273	807
HSBC Holdings Plc	329	3,762
Industrial & Commercial Bank of China	5,477	4,510
Itau Unibanco Holding SA - ADR	72	1,644
JPMorgan Chase & Co.	54	2,229
Link Real Estate Investment Trust	940	2,398
Muenchener Rueckversicherungs AG (e)	15	2,269
National Australia Bank Ltd.	47	1,148
Progressive Corp. (c)	127	2,287
Shinsei Bank Ltd.	723	788
State Street Corp.	46	1,985
UBS AG (c) (u)	162	2,520
UniCredit SpA (c)	296	996
Wharf Holdings Ltd.	551	3,163
		60,974
HEALTH CARE - 9.0%
Allergan Inc.	42	2,640
Baxter International Inc.	34	1,989
Bayer AG	25	1,999
Celgene Corp. (c)	37	2,049
Cerner Corp. (c) (e)	19	1,575
DaVita Inc. (c)	41	2,408
Johnson & Johnson	26	1,668
Medtronic Inc.	72	3,175
Merck & Co. Inc.	57	2,083
Novo-Nordisk A/S - Class B	19	1,197
Roche Holding AG	30	5,054
Shire Plc	143	2,792
Synthes Inc.	10	1,259
		29,888
INDUSTRIALS - 8.3%
Assa Abloy AB	78	1,511
BAE Systems Plc	238	1,383
British Airways Plc (c) (e)	368	1,110
China Railway Construction Corp. Ltd.	938	1,195
China Railway Group Ltd. (c) (e)	1,715	1,324
Cia de Concessoes Rodoviarias	39	892
Cummins Inc.	41	1,857
Danaher Corp.	23	1,692
East Japan Railway Co.	24	1,526
Emerson Electric Co.	27	1,137
FedEx Corp. (e)	25	2,070
First Solar Inc. (c) (e)	6	839
JetBlue Airways Corp. (c)	439	2,391
Mitsubishi Corp.	47	1,166
Mitsui OSK Lines Ltd.	204	1,078
Norfolk Southern Corp.	27	1,421
Parker Hannifin Corp.	24	1,266
Qantas Airways Ltd.	468	1,249
Siemens AG	20	1,852
Sumitomo Corp.	76	770
		27,729
INFORMATION TECHNOLOGY - 13.1%
Acer Inc.	600	1,800
Adobe Systems Inc. (c)	58	2,126
Apple Inc. (c)	10	2,045
ASML Holding NV	48	1,667
Cisco Systems Inc. (c)	69	1,661
Foxconn International Holdings Ltd. (c)	1,494	1,720
Google Inc. - Class A (c)	6	3,596
Juniper Networks Inc. (c)	91	2,424
Keyence Corp.	12	2,413
Maxim Integrated Products Inc.	126	2,566
Murata Manufacturing Co. Ltd.	30	1,498
NetApp Inc. (c)	53	1,826
Nidec Corp.	17	1,526
Nintendo Co. Ltd.	7	1,744
Oracle Corp.	71	1,745
Oracle Corp. Japan	22	917
QUALCOMM Inc.	35	1,605
Samsung Electronics Co. Ltd. - GDR	6	1,936
SAP AG	49	2,325
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	124	1,419
TDK Corp.	28	1,687
Visa Inc. - Class A (e)	37	3,193
		43,439
MATERIALS - 8.7%
Air Products & Chemicals Inc.	16	1,329
Allegheny Technologies Inc.	32	1,446
Anglo American Plc (c)	63	2,758
Barrick Gold Corp.	40	1,571
Cliffs Natural Resources Inc.	47	2,180
CRH Plc	76	2,064
HeidelbergCement AG	22	1,495
Inmet Mining Corp.	41	2,494
LG Chem Ltd. - GDR (c) (t) (v)	11	1,035
Monsanto Co.	16	1,324
Rio Tinto Plc	54	2,955
Shin-Etsu Chemical Co. Ltd.	31	1,751
Stora Enso Oyj - Class R (c)	121	847
Sumitomo Chemical Co. Ltd.	250	1,097
Vale SA - ADR	73	1,822
Xstrata Plc (c)	160	2,901
		29,069
TELECOMMUNICATION SERVICES - 6.5%
American Tower Corp. (c)	158	6,827
Bharti Airtel Ltd.	250	1,766
France Telecom SA	97	2,433
Koninklijke KPN NV	160	2,709
Maxis Bhd (u)	400	627
MTN Group Ltd.	138	2,209
Rogers Communications Inc. - Class B	33	1,013
SoftBank Corp.	94	2,214
Telstra Corp. Ltd.	546	1,680
		21,478
UTILITIES - 2.4%
E.ON AG	34	1,438
Edison International	48	1,666
Exelon Corp.	17	841
GDF Suez	36	1,564
National Grid Plc	47	518
Veolia Environnement (e)	60	2,001
		8,028

Total Common Stocks (cost $280,551)		315,739

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$810	34

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $810)		34

CORPORATE BONDS AND NOTES - 0.1%
ENERGY - 0.1%
Seadrill Ltd., 3.63%, 11/08/12	300	299

Total Corporate Bonds and Notes (cost $153)		299

SHORT TERM INVESTMENTS - 10.2%
Mutual Funds - 5.5%
JNL Money Market Fund, 0.07% (a) (h)	18,355	18,355

Securities Lending Collateral - 4.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	8,015	8,015
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	7,677	7,661
		15,676

Total Short Term Investments (cost $34,047)		34,031

Total Investments - 105.2% (cost $315,561)		350,103
Other Assets and Liabilities, Net - (5.2%)		(17,197)
Total Net Assets - 100%		$332,906

JNL/Capital Guardian International
Small Cap Fund
COMMON STOCKS - 90.2%
CONSUMER DISCRETIONARY - 14.2%
361 Degrees International Ltd. (e) (t) (u)	899	$525
ABC-Mart Inc.	52	1,452
ANTA Sports Products Ltd. (e)	203	299
Asics Corp.	37	332
Bellway Plc	3	37
Billabong International Ltd.	76	744
Bloomsbury Publishing Plc	221	451
Cheil Worldwide Inc.	2	493
DSG International Plc (c)	1,638	965
Eaga Plc	363	842
ElringKlinger AG	31	732
Exedy Corp. (e)	18	371
Fairpoint Group Plc (c)	137	132
Future Plc	548	148
Gaming VC Holdings SA	114	412
Greene King Plc	140	919
Groupe Aeroplan Inc.	77	797
Hankook Tire Co. Ltd.	34	748
Hellenic Duty Free Shops SA	33	287
Hyundai Department Store Co. Ltd.	18	1,780
Inchcape Plc (c)	2,187	1,054
JB Hi-Fi Ltd.	58	1,173
Kingdom Hotel Investments - GDR (c)	6	20
LG Fashion Corp.	18	490
Marston's Plc	396	562
MegaStudy Co. Ltd.	3	550
Mothercare Plc	59	654
Proto Corp.	13	337
Rodriguez Group (c) (f) (u)	9	12
Shimachu Co. Ltd.	3	49
SJM Holdings Ltd.	824	453
Sportech Plc (c)	111	87
Sumitomo Rubber Industries Inc. (e)	92	800
UTV Media Plc	121	192
Xebio Co. Ltd.	30	526
Yell Group Plc (c) (e) (t) (u)	1,568	995
		20,420
CONSUMER STAPLES - 10.2%
Ain Pharmaciez Inc.	29	687
Barry Callebaut AG	-	306
BaWang International Group Holding Ltd. (c) (t) (u)	710	492
C&C Group Plc	617	2,665
Davide Campari-Milano SpA	313	3,281
Drogasil SA	50	808
Hite Brewery Co. Ltd.	7	1,016
MARR SpA (e)	147	1,259
Milbon Co. Ltd.	-	9
Olam International Ltd. (e) (t) (u)	511	961
Pigeon Corp. (e)	33	1,297
Sugi Holdings Co. Ltd.	5	106
Sundrug Co. Ltd.	66	1,462
Tassal Group Ltd.	274	430
		14,779
ENERGY - 1.2%
CIC Energy Corp. (c)	20	29
Dockwise Ltd. (c)	7	222
Flex LNG Ltd. (c) (u)	196	207
Golar LNG Energy Ltd. (c)	420	800
SeaDrill Ltd. (e)	18	456
		1,714
FINANCIALS - 12.4%
Aareal Bank AG (c)	14	266
Aozora Bank Ltd.	229	244
Ascendas Real Estate Investment Trust	324	509
Banque Cantonale Vaudoise	1	334
Bolsas y Mercados Espanoles SA (e)	33	1,050
CapitaCommercial Trust (t) (u)	1,264	1,047
CapitaMall Trust (t) (u)	239	306
Close Brothers Group Plc	81	903
Credit Saison Co. Ltd.	26	295
Espirito Santo Financial Group SA	16	335
Grainger Plc	270	558
Hopewell Holdings Ltd.	162	521
Industrial Alliance Insurance & Financial Services Inc.	39	1,189
Iwai Securities Co. Ltd.	25	170
kabu.com Securities Co. Ltd.	1	927
Korean Reinsurance Co.	190	1,604
Laurentian Bank of Canada	42	1,696
Liberty International Plc (t) (u)	9	74
Liontrust Asset Management Plc	25	40
Mah Sing Group Berhad	206	111
Orix JREIT Inc.	-	629
Paragon Group Companies Plc	485	1,026
Shaftesbury Plc (t) (u)	142	905
Sparebank 1 Nord Norge	15	282
SpareBank 1 SMN	-	-
Sumitomo Real Estate Sales Co. Ltd.	32	1,340
Tokyu Livable Inc.	74	635
Van Lanschot NV	8	422
Yanlord Land Group Ltd. (e)	263	402
		17,820
HEALTH CARE - 5.8%
As One Corp.	21	375
Biovail Corp.	22	305
Genmab A/S (c) (e)	30	477
Hogy Medical Co. Ltd.	34	1,672
MANI Inc.	16	945
Nestor Healthcare Group Plc	377	250
Omega Pharma SA	17	863
Pharmstandard OJSC - GDR (c)	15	316
Sysmex Corp.	61	3,196
		8,399
INDUSTRIALS - 20.3%
Aecon Group Inc.	115	1,638
Amano Corp.	75	644
Andritz AG	19	1,119
Atkins (WS) Plc	35	349
BFI Canada Ltd.	40	641
Brunel International NV	25	841
Chiyoda Corp. (e)	160	1,236
Cosel Co. Ltd.	79	949
Fenner Plc	141	383
Fuji Machine Manufacturing Co. Ltd.	18	218
Glory Ltd.	16	365
Harmonic Drive Systems Inc.	-	64
Hastie Group Ltd. (e)	364	616
Kaba Holding AG (e)	2	361
KCC Engineering & Construction Co. Ltd.	17	585
Kintetsu World Express Inc.	39	1,011
MISUMI Group Inc. (e)	99	1,699
Miura Co. Ltd. (e)	91	2,312
NovaCast AB - Class B (c) (u)	34	66
Panalpina Welttransport Holding AG	11	728
Pfleiderer AG (c)	26	231
Pronexus Inc.	30	180
Robert Walters Plc	69	238
S1 Corp.	25	1,042
Saft Groupe SA	17	845
Sagami Railway Co. Ltd. (e)	62	257
Sankyu Inc.	150	772
Sato Corp.	17	177
Seco Tools AB - Class B	48	581
Seek Ltd.	783	4,842
SMA Solar Technology SA	11	1,498
Spirax-Sarco Engineering Plc	38	759
Telegate AG	5	70
Tocalo Co. Ltd. (e)	20	329
Trafficmaster Plc (c)	320	154
Uponor Oyj (e)	28	592
WestJet Airlines Ltd. (c)	70	845
		29,237
INFORMATION TECHNOLOGY - 11.5%
Aixtron AG	26	873
ARM Holdings Plc	211	604
CSR Plc (c)	55	361
Dai-ichi Seiko Co. Ltd.	27	1,152
Dialog Semiconductor Plc (c) (e)	90	984
Ebiquity Plc (c)	45	39
Epistar Corp. - GDR (c) (f) (t) (u)	10	188
Filtronic Plc	283	165
Giant Interactive Group Inc. - ADR (e)	12	86
Halma Plc	120	469
Hamamatsu Photonics KK (e)	115	2,805
Kingboard Laminates Holdings Ltd.	1,204	830
Kontron AG	139	1,585
Laird Plc	45	91
Monitise Plc (c)	802	220
Perfect World Co. Ltd. - ADR (c)	5	193
Premier Farnell Plc	127	354
Rotork Plc	41	791
Sandvine Corp. (c)	30	36
VTech Holdings Ltd.	63	601
Wacom Co. Ltd. (e)	1	2,500
Yamatake Corp. (e)	77	1,715
		16,642
MATERIALS - 13.3%
Aquarius Platinum Ltd. (c) (e)	120	791
Banro Corp. (c)	6	12
Banro Corp. (c) (e)	125	242
Centerra Gold Inc. (c)	58	593
Centerra Gold Inc. (c) (f) (u)	71	728
China Shanshui Cement Group Ltd.	1,309	950
Delta Plc	378	855
Farallon Mining Ltd.(c)	750	393
First Uranium Corp. (c)	15	33
Fronteer Development Group Inc. (c)	63	249
Gem Diamonds Ltd. (c) (t) (u)	222	815
Great Basin Gold Ltd. (c)	149	258
Hitachi Metals Ltd.	42	404
Iluka Resources Ltd. (c)	666	2,131
Incitec Pivot Ltd.	167	528
Inmet Mining Corp.	18	1,113
Katanga Mining Ltd. (c)	74	50
Labrador Iron Ore Royalty Income Fund	40	1,659
Minefinders Corp. (c) (e)	160	1,657
Namakwa Diamonds Ltd. (c)	95	48
New Gold Inc. (c)	11	39
Noranda Income Fund	172	419
Petropavlovsk Plc	112	1,850
Platmin Ltd. (c)	1,054	1,271
Polaris Minerals Corp. (c)	34	54
Red Back Mining Inc. (c)	30	426
Resin Systems Inc. (c)	884	346
Uranium One Inc. (c)	423	1,218
Whitemud Resources Inc. (c)	50	22
		19,154
TELECOMMUNICATION SERVICES - 0.8%
Freenet AG (c)	82	1,108

UTILITIES - 0.5%
Elia System Operator SA	18	717
Emp Distribuidora y Comercializadora Norta SA - ADR (c)	7	56
		773

Total Common Stocks (cost $122,102)		130,046

PREFERRED STOCKS - 0.1%
HEALTH CARE - 0.1%
Biotest AG	4	181

Total Preferred Stocks (cost $244)		181

INVESTMENT FUNDS - 0.9%
SPDR S&P International Small Cap ETF	51	1,282

Total Investment Funds (cost $1,288)		1,282

RIGHTS - 0.0%
Golar LNG Energy Ltd. (c) (f)	44	69

Total Rights (cost $0)		69

WARRANTS - 0.1%
Banro Corp., 09/17/11 (c)	22	14
Minefinders Corp., 12/31/11 (c)	19	110
Peter Hambro Mining Plc, 06/09/10 (c)	10	19

Total Warrants (cost $87)		143

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$212	9

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $212)		9

CORPORATE BONDS AND NOTES - 0.1%
CONSUMER STAPLES - 0.1%
Olam International Ltd., 1.00%, 07/03/13	100	100

Total Corporate Bonds and Notes (cost $55)		100

SHORT TERM INVESTMENTS - 16.6%
Mutual Funds - 9.1%
JNL Money Market Fund, 0.07% (a) (h)	13,149	13,149

Securities Lending Collateral - 7.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	8,483	8,483
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	2,271	2,266
		10,749

Total Short Term Investments (cost $23,903)		23,898

Total Investments - 108.0% (cost $147,891)		155,728
Other Assets and Liabilities, Net - (8.0%)		(11,506)
Total Net Assets - 100%		$144,222

JNL/Credit Suisse Commodity
Securities Fund
COMMON STOCKS - 46.1%
ENERGY - 10.6%
Anadarko Petroleum Corp.	11	$657
Apache Corp.	9	909
ARC Energy Trust	1	19
Arch Coal Inc.	3	64
BG Group Plc	109	1,980
BP Plc	716	6,937
Cabot Oil & Gas Corp. - Class A	1	53
Cairn Energy Plc (c)	1	5
Caltex Australia Ltd. (c)	1	11
Cameco Corp.	3	90
Canadian Natural Resources Ltd.	20	1,475
Canadian Oil Sands Trust	2	56
Cenovus Energy Inc.	18	447
Chesapeake Energy Corp.	16	419
Chevron Corp.	76	5,840
Cimarex Energy Co.	1	72
ConocoPhillips	41	2,088
Consol Energy Inc.	2	95
Cosmo Oil Co. Ltd.	7	15
Crescent Point Energy Corp.	1	19
Denbury Resources Inc. (c)	4	64
Devon Energy Corp.	14	1,053
El Paso Corp.	7	69
Enbridge Inc.	12	574
EnCana Corp.	18	576
ENI SpA	69	1,764
EOG Resources Inc.	8	739
Exxon Mobil Corp.	180	12,271
Galp Energia SGPS SA	37	649
Gazprom OAO - ADR	77	1,977
Hellenic Petroleum SA	-	1
Hess Corp.	9	572
Idemitsu Kosan Co. Ltd.	-	1
Imperial Oil Ltd.	4	140
INPEX Corp.	-	144
Japan Petroleum Exploration Co.	-	3
Lundin Petroleum AB (c) (e)	-	1
Marathon Oil Corp.	14	438
Mongolia Energy Co. Ltd. (c)	1	1
Murphy Oil Corp.	3	138
Neste Oil Oyj	-	2
Newfield Exploration Co. (c)	3	159
Nexen Inc.	11	275
Nippon Mining Holdings Inc.	19	82
Nippon Oil Corp.	15	70
Noble Energy Inc.	3	222
Occidental Petroleum Corp.	29	2,386
OMV AG	-	4
Origin Energy Ltd.	25	382
Peabody Energy Corp.	6	281
PetroHawk Energy Corp. (c)	3	78
Petroleo Brasileiro SA - Petrobras - ADR	76	3,610
Pioneer Natural Resources Co.	4	192
Plains Exploration & Production Co. (c)	2	64
Range Resources Corp.	6	288
Repsol YPF SA (e)	37	987
Rosneft Oil Co. - GDR (c)	156	1,345
Royal Dutch Shell Plc - Class B	135	3,955
Santos Ltd.	26	327
Saras SpA	-	1
SBM Offshore NV	2	37
Showa Shell Sekiyu KK (e)	-	1
Southwestern Energy Co. (c)	6	312
Spectra Energy Corp.	16	334
StatoilHydro ASA	15	370
Suncor Energy Inc.	57	2,013
Sunoco Inc.	1	35
Talisman Energy Inc.	5	101
TonenGeneral Sekiyu KK (e)	-	2
Total SA	79	5,129
TransCanada Corp. (e)	18	627
Tullow Oil Plc	1	15
Valero Energy Corp.	14	235
Williams Cos. Inc.	14	303
Woodside Petroleum Ltd.	13	548
XTO Energy Inc.	12	567
		67,765
MATERIALS - 35.5%
Acerinox SA (e)	6	131
Agnico-Eagle Mines Ltd.	11	621
Agrium Inc.	6	402
Air Liquide	8	899
Air Products & Chemicals Inc.	8	615
AK Steel Holding Corp.	126	2,692
Akzo Nobel NV	8	526
Alcoa Inc.	143	2,300
Allegheny Technologies Inc. (e)	62	2,767
Alumina Ltd. (c)	293	479
Anglo American Plc (c)	226	9,916
Antofagasta Plc	22	360
ArcelorMittal (e)	153	7,045
Asahi Kasei Corp.	21	105
Barrick Gold Corp.	168	6,620
BASF SE	50	3,133
BHP Billiton Plc	1,034	33,321
BlueScope Steel Ltd.	130	357
Celanese Corp. - Class A	2	67
CF Industries Holdings Inc.	2	193
Cliffs Natural Resources Inc.	93	4,282
Commercial Metals Co.	36	556
Daicel Chemical Industries Ltd.	-	2
Daido Steel Co. Ltd. (e)	44	163
Denki Kagaku Kogyo K K	1	3
DIC Corp.	1	2
Dow Chemical Co.	62	1,710
Dowa Holdings Co. Ltd. (e)	43	238
Eastman Chemical Co.	3	160
Ecolab Inc.	7	332
EI Du Pont de Nemours & Co.	42	1,430
Eramet (e)	1	173
Eurasian Natural Resources Corp.	36	525
First Quantum Minerals Ltd.	14	1,087
Fortescue Metals Group Ltd. (c) (e)	195	773
Freeport-McMoRan Copper & Gold Inc.	73	5,872
Givaudan SA	-	50
Goldcorp Inc.	132	5,203
Hitachi Chemical Co. Ltd.	-	2
Hitachi Metals Ltd.	25	241
Holmen AB	20	523
Incitec Pivot Ltd.	51	162
International Flavors & Fragrances Inc.	-	14
International Paper Co.	331	8,876
JFE Holdings Inc.	107	4,215
Johnson Matthey Plc	39	971
JSR Corp.	1	29
K+S AG (e)	4	225
Kaneka Corp.	-	3
Kansai Paint Co. Ltd. (e)	-	3
Kazakhmys Plc (c)	10	206
Kinross Gold Corp.	63	1,158
Kobe Steel Ltd. (c)	451	818
Koninklijke DSM NV	3	168
Kuraray Co. Ltd.	1	6
Linde AG	7	817
Lonmin Plc (c)	13	397
Maruichi Steel Tube Ltd. (e)	-	6
MeadWestvaco Corp.	103	2,942
Mitsubishi Chemical Holdings Corp.	9	36
Mitsubishi Gas Chemical Co. Inc.	6	30
Mitsubishi Materials Corp. (c)	183	448
Mitsubishi Rayon Co. Ltd.	12	48
Mitsui Chemicals Inc.	8	21
Mitsui Mining & Smelting Co. Ltd. (c)	75	195
Monsanto Co.	24	1,963
Mosaic Co.	3	208
Newcrest Mining Ltd.	116	3,674
Newmont Mining Corp.	75	3,547
Nippon Paper Group Inc.	73	1,851
Nippon Steel Corp.	959	3,888
Nissan Chemical Industries Ltd.	-	3
Nisshin Steel Co. Ltd.	100	177
Nitto Denko Corp.	7	237
Norsk Hydro ASA (c)	61	512
Novozymes A/S (e)	-	6
Nucor Corp.	106	4,952
Nufarm Ltd.	2	15
OJI Paper Co. Ltd.	848	3,556
OneSteel Ltd.	161	483
Orica Ltd.	14	324
OSAKA Titanium Technologies Co. Ltd. (e)	2	61
Outokumpu Oyj	10	196
OZ Minerals Ltd. (c)	456	487
Potash Corp of Saskatchewan Inc.	9	1,017
PPG Industries Inc.	8	454
Praxair Inc.	12	943
Rautaruukki Oyj (e)	6	128
Rio Tinto Ltd. (e)	78	5,221
Rio Tinto Plc	240	13,163
Salzgitter AG	30	2,971
Shin-Etsu Chemical Co. Ltd.	16	887
Showa Denko KK	55	110
Sigma-Aldrich Corp.	3	172
Sims Metal Management Ltd.	21	412
Sino-Forest Corp. (c)	148	2,738
Solvay SA	1	129
SSAB Svenskt Stal AB - Class A	5	82
SSAB Svenskt Stal AB - Class B	-	5
Steel Dynamics Inc.	22	392
Stora Enso Oyj - Class R (c) (e)	416	2,915
Sumitomo Chemical Co. Ltd.	60	263
Sumitomo Metal Industries Ltd.	605	1,627
Sumitomo Metal Mining Co. Ltd.	77	1,137
Svenska Cellulosa AB	532	7,113
Syngenta AG	4	1,255
Taiyo Nippon Sanso Corp.	-	5
Teck Cominco Ltd. (c)	85	2,971
Teijin Ltd.	10	32
ThyssenKrupp AG (e)	51	1,930
Tokuyama Corp.	-	2
Tokyo Steel Manufacturing Co. Ltd.	9	100
Toray Industries Inc.	17	93
Tosoh Corp.	5	14
Ube Industries Ltd.	10	27
Umicore	41	1,381
United States Steel Corp. (e)	126	6,954
UPM-Kymmene Oyj	461	5,508
Vale SA - ADR (e)	288	8,352
Vedanta Resources Plc	7	303
Voestalpine AG	9	321
Wacker Chemie AG	-	3
Weyerhaeuser Co.	182	7,838
Xstrata Plc (c)	269	4,867
Yamato Kogyo Co. Ltd.	4	128
Yara International ASA	1	64
		227,837

Total Common Stocks (cost $256,066)		295,602

INVESTMENT FUNDS - 3.3%
Energy Select Sector SPDR Fund (e)	91	5,211
Materials Select Sector SPDR Fund (e)	491	16,193

Total Investment Funds (cost $21,006)		21,404

RIGHTS - 0.0%
Woodside Petroleum Ltd. (c) (f)	1	5

Total Rights (cost $0)		5

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$317	13

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $317)		13

CORPORATE BONDS AND NOTES - 12.9%
FINANCIALS - 12.9%
BNP Paribas Commodity Linked Note
0.15%, 11/26/10 (f) (t) (v)	5,000	6,594
0.01%, 01/13/11 (f) (t) (v)	14,000	19,365
Eksportfinans ASA Commodity Linked Note,
0.03%, 11/15/10 (f)	20,000	27,408
Societe Generale Commodity Linked Note
0.46%, 07/12/10 (f) (t) (v)	13,000	16,085
0.23%, 01/06/11 (f)	10,000	13,617

Total Corporate Bonds and Notes (cost $62,000)		83,069

GOVERNMENT AND AGENCY OBLIGATIONS - 20.5%
GOVERNMENT SECURITIES - 6.0%
Sovereign - 6.0%
Svensk Exportkredit AB Commodity Linked Note
0.01%, 07/19/10 (f) (i)	20,000	25,408
0.01%, 03/02/11 (f)	12,000	13,287
		38,695
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 14.5%
Federal Farm Credit Bank - 2.0%
Federal Farm Credit Bank
0.28%, 06/22/11 (i)	3,000	3,002
0.53%, 01/13/12 (i)	9,500	9,554
		12,556
Federal Home Loan Bank - 6.8%
Federal Home Loan Bank
0.52%, 06/01/10	5,000	5,008
0.16%, 01/14/11 (i)	15,000	14,992
0.85%, 01/20/11	5,000	5,012
0.95%, 02/03/11	5,000	5,016
1.00%, 02/07/11	3,000	3,007
1.00%, 02/28/11	3,000	3,010
0.75%, 03/25/11	7,500	7,495
		43,540
Federal Home Loan Mortgage Corp. - 5.7%
Federal Home Loan Mortgage Corp.
1.93%, 02/11/10	7,000	7,011
0.33%, 01/28/11 (i)	6,858	6,867
0.33%, 03/09/11 (i)	10,000	10,016
0.31%, 04/01/11 (i)	10,000	10,014
0.30%, 04/07/11 (i)	2,500	2,503
		36,411

Total Government and Agency Obligations (cost $124,543)		131,202

SHORT TERM INVESTMENTS - 25.1%
Federal Home Loan Bank - 0.5%
Federal Home Loan Bank
0.36%, 01/21/10	1,000	1,000
0.18%, 02/16/10	2,000	2,000
		3,000

Federal Home Loan Mortgage Corp. - 9.5%
Federal Home Loan Mortgage Corp.
0.24%, 01/25/10	1,500	1,500
0.13%, 01/28/10	29,000	29,000
0.12%, 02/02/10	10,000	9,999
0.13%, 02/16/10	4,000	4,000
0.26%, 04/27/10	6,000	5,998
0.22%, 06/14/10	10,000	9,993
		60,490
Federal National Mortgage Association - 2.3%
Federal National Mortgage Association,
0.12%, 02/10/10	15,000	14,999

Mutual Funds - 1.5%
JNL Money Market Fund, 0.07% (a) (h)	9,840	9,840

Securities Lending Collateral - 7.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	43,895	43,895
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	6,032	6,019
		49,914
U.S. Treasury Securities - 3.5%
U.S. Treasury Bill
0.16%, 04/15/10 (e)	$10,000	9,998
0.16%, 04/22/10 (e)	10,000	9,998
0.35%, 07/15/10 (e)	2,500	2,497
		22,493

Total Short Term Investments (cost $160,730)		160,736

Total Investments - 107.9% (cost $624,662)		692,031
Other Assets and Liabilities, Net - (7.9%)		(50,385)
Total Net Assets - 100%		$641,646
JNL/Credit Suisse Long/Short Fund
COMMON STOCKS - 126.3%
CONSUMER DISCRETIONARY - 18.7%
Aaron's Inc.	-	$3
Advance Auto Parts Inc.	17	687
American Greetings Corp. (n)	-	2
AutoNation Inc. (c)	-	4
Big Lots Inc. (c) (n)	37	1,068
Career Education Corp. (c) (n)	-	5
Cinemark Holdings Inc.	-	1
Comcast Corp. - Class A (n)	26	433
Cooper Tire & Rubber Co.	-	2
Darden Restaurants Inc. (n)	45	1,562
DeVry Inc.	4	204
DIRECTV - Class A (c) (n)	11	380
Dollar Tree Inc. (c) (n)	14	667
Eastman Kodak Co. (c)	2	10
Gap Inc. (n)	20	425
Gentex Corp.	4	62
Hillenbrand Inc.	-	2
J Crew Group Inc. (c)	1	49
J.C. Penney Co. Inc.	30	798
Kohl's Corp. (c) (n)	29	1,559
Leggett & Platt Inc. (n)	62	1,258
Limited Brands Inc.	10	183
Macy's Inc.	4	65
Mattel Inc. (n)	3	64
Nike Inc. - Class B	20	1,312
OfficeMax Inc. (c)	-	1
Penske Auto Group Inc. (c)	-	2
Rent-A-Center Inc. (c)	-	2
Ross Stores Inc. (n)	21	880
Sally Beauty Holdings Inc. (c)	-	1
Starbucks Corp. (c)	72	1,649
Superior Industries International Inc.	-	2
Target Corp.	8	406
Tempur-Pedic International Inc. (c)	-	2
Timberland Co. - Class A (c)	-	2
Time Warner Inc. (n)	95	2,770
TJX Cos. Inc.	2	66
Valassis Communications Inc. (c)	-	2
Warnaco Group Inc. (c) (n)	1	59
Williams-Sonoma Inc.	15	308
		16,957
CONSUMER STAPLES - 10.5%
Archer-Daniels-Midland Co. (n)	15	474
Brown-Forman Corp. - Class B	5	257
Chiquita Brands International Inc. (c)	-	2
Colgate-Palmolive Co. (n)	21	1,717
Costco Wholesale Corp.	4	260
Estee Lauder Cos. Inc. (n)	29	1,417
General Mills Inc.	3	234
Hershey Co.	17	612
Kimberly-Clark Corp.	1	45
Mead Johnson Nutrition Co.	2	79
PepsiCo Inc. (n)	44	2,650
Procter & Gamble Co. (n)	10	594
United Natural Foods Inc. (c)	-	3
Universal Corp.	-	5
Walgreen Co.	22	789
Whole Foods Market Inc. (c)	12	321
Winn-Dixie Stores Inc. (c)	-	1
		9,460
ENERGY - 9.2%
Apache Corp. (n)	29	2,991
Chevron Corp.	7	570
ConocoPhillips (n)	21	1,057
Consol Energy Inc.	4	184
Exxon Mobil Corp.	29	1,984
Peabody Energy Corp.	7	312
Rex Energy Corp. (c)	-	1
SandRidge Energy Inc. (c)	-	1
Schlumberger Ltd. (n)	19	1,224
SEACOR Holdings Inc. (c)	-	8
W&T Offshore Inc.	-	1
		8,333
FINANCIALS - 17.9%
Altisource Portfolio Solutions SA (c)	-	6
American Express Co.	2	89
Annaly Capital Management Inc.	19	328
AON Corp.	2	92
Bank of America Corp.	1	14
Bank of New York Mellon Corp. (n)	6	154
Blackstone Group LP	-	1
Capital One Financial Corp. (n)	23	897
Citigroup Inc. (n)	165	547
Cousins Properties Inc.	-	-
Cullen/Frost Bankers Inc. (n)	6	325
E*Trade Financial Corp. (c)	4	6
Employer Holdings Inc.	-	2
First American Corp.	-	7
FNB Corp.	-	1
Genworth Financial Inc. - Class A (c) (n)	23	259
Goldman Sachs Group Inc. (n)	16	2,735
Hanover Insurance Group Inc.	-	4
HCC Insurance Holdings Inc.	-	3
Hudson City Bancorp Inc. (n)	12	158
Huntington Bancshares Inc.	6	22
Interactive Brokers Group Inc. (c)	-	2
JPMorgan Chase & Co. (n)	102	4,241
Loews Corp. (n)	3	122
MBIA Inc. (c)	1	5
Nelnet Inc. - Class A	-	2
New York Community Bancorp Inc.	-	1
NewAlliance Bancshares Inc.	-	1
Ocwen Financial Corp. (c)	-	1
PHH Corp. (c)	-	2
Public Storage (n)	23	1,897
Rayonier Inc.	4	160
State Street Corp. (n)	24	1,062
Travelers Cos. Inc.	32	1,596
U.S. Bancorp (n)	44	979
Wells Fargo & Co. (n)	16	430
		16,151
HEALTH CARE - 14.6%
Acorda Therapeutics Inc. (c)	-	3
Aetna Inc. (n)	37	1,176
Allergan Inc.	2	120
American Medical Systems Holdings Inc. (c)	-	2
Amgen Inc. (c) (n)	46	2,580
Amsurg Corp. (c)	-	2
Bio-Rad Laboratories Inc. - Class A (c)	1	58
CIGNA Corp.	6	198
Community Health Systems Inc. (c)	-	4
Cubist Pharmaceuticals Inc. (c)	-	2
Emeritus Corp. (c)	-	2
Endo Pharmaceuticals Holdings Inc. (c)	-	2
Gilead Sciences Inc. (c)	3	126
Health Management Associates Inc. (c)	-	1
Henry Schein Inc. (c)	1	47
Humana Inc. (c) (n)	60	2,651
Invacare Corp.	-	2
Johnson & Johnson (n)	6	354
Kinetic Concepts Inc. (c)	-	4
Lincare Holdings Inc. (c)	4	163
Medtronic Inc. (n)	31	1,358
Merck & Co. Inc.	22	803
Molina Healthcare Inc. (c)	-	2
Mylan Inc. (c) (n)	70	1,286
Myriad Pharmaceuticals Inc. (c)	1	5
Omnicare Inc.	-	2
PDL BioPharma Inc.	-	1
Pfizer Inc. (n)	11	199
Psychiatric Solutions Inc. (c)	-	2
Valeant Pharmaceutical International (c)	-	3
Waters Corp. (c)	27	1,645
WellPoint Inc. (c)	6	373
		13,176
INDUSTRIALS - 11.5%
American Superconductor Corp. (c)	-	4
Armstrong World Industries Inc. (c)	2	78
Copart Inc. (c)	5	187
Crane Co.	-	3
Cubic Corp.	-	4
Deluxe Corp.	-	1
Donaldson Co. Inc.	6	247
Emerson Electric Co. (n)	17	720
EnerSys (c)	-	2
Federal Signal Corp.	-	1
FedEx Corp.	5	434
Fluor Corp. (n)	31	1,401
General Electric Co. (n)	42	635
Hertz Global Holdings Inc. (c)	-	1
Illinois Tool Works Inc. (n)	13	605
ITT Corp. (n)	32	1,612
Lincoln Electric Holdings Inc.	1	43
Lockheed Martin Corp. (n)	11	821
Manitowoc Co. Inc.	1	12
Marten Transport Ltd. (c)	-	2
Mine Safety Appliances Co.	-	3
Nordson Corp.	-	6
Oshkosh Corp.	-	4
Raytheon Co.	44	2,261
Rockwell Automation Inc.	-	19
Sauer-Danfoss Inc. (c)	-	1
Tennant Co.	-	3
United Parcel Service Inc. - Class B	23	1,297
		10,407
INFORMATION TECHNOLOGY - 32.8%
Acxiom Corp. (c)	-	1
ADTRAN Inc.	-	2
Advent Software Inc. (c)	-	4
AOL Inc. (c) (n)	6	135
Apple Inc. (c) (n)	10	2,088
Arris Group Inc. (c)	-	1
AsiaInfo Holdings Inc. (c)	-	3
Avid Technology Inc. (c)	-	1
BMC Software Inc. (c)	2	64
Checkpoint Systems Inc. (c)	-	2
CSG Systems International Inc. (c)	-	2
EMC Corp. (c) (n)	102	1,778
Fidelity National Information Services Inc.	6	150
Global Payments Inc. (n)	13	676
Google Inc. - Class A (c) (n)	4	2,232
Ingram Micro Inc. - Class A (c)	-	2
Intel Corp. (n)	111	2,266
International Business Machines Corp. (n)	12	1,532
Intersil Corp.	-	2
j2 Global Communications Inc. (c)	-	2
Jabil Circuit Inc.	30	526
Juniper Networks Inc. (c)	5	125
MasterCard Inc. (n)	4	896
Micron Technology Inc. (c) (n)	210	2,218
Microsoft Corp. (n)	110	3,341
NetApp Inc. (c) (n)	41	1,400
Novell Inc. (c)	3	12
Oracle Corp. (n)	19	459
Paychex Inc.	6	175
Pegasystems Inc.	-	3
Polycom Inc. (c)	-	5
QUALCOMM Inc. (n)	32	1,471
Red Hat Inc. (c) (n)	23	714
Silicon Laboratories Inc. (c)	-	5
Sohu.com Inc. (c)	4	218
STEC Inc. (c)	-	2
Sun Microsystems Inc. (c) (n)	20	183
Symantec Corp. (c) (n)	33	592
Synaptics Inc. (c)	-	3
SYNNEX Corp. (c)	-	3
Syntel Inc.	-	4
Teradata Corp. (c)	5	170
Tessera Technologies Inc. (c)	-	2
Texas Instruments Inc. (n)	104	2,713
TiVo Inc. (c)	-	1
Tyler Technologies Inc. (c)	-	2
VeriFone Holdings Inc. (c)	-	2
VeriSign Inc. (c) (n)	60	1,442
VMware Inc. - Class A (c)	-	4
Websense Inc. (c)	-	2
Western Digital Corp. (c)	43	1,909
Wright Express Corp. (c)	-	3
Xilinx Inc.	6	158
		29,706
MATERIALS - 3.1%
Ashland Inc.	-	4
Cabot Corp.	-	3
CF Industries Holdings Inc.	2	191
Eastman Chemical Co. (n)	29	1,761
Ecolab Inc. (n)	11	495
EI Du Pont de Nemours & Co.	-	10
NL Industries Inc.	-	1
Reliance Steel & Aluminum Co.	8	354
Schweitzer-Mauduit International Inc.	-	7
Steel Dynamics Inc.	1	9
Westlake Chemical Corp.	-	2
Worthington Industries Inc.	-	1
		2,838
TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc. (n)	60	1,690
Premiere Global Services Inc. (c)	-	1
Qwest Communications International Inc.	12	52
Sprint Nextel Corp. (c) (n)	26	96
Syniverse Holdings Inc. (c)	-	2
US Cellular Corp. (c)	-	5
		1,846
UTILITIES - 6.0%
American Water Works Co. Inc.	-	2
CH Energy Group Inc.	-	4
Edison International	5	170
Exelon Corp. (n)	31	1,515
Hawaiian Electric Industries Inc.	-	2
NSTAR	11	387
Ormat Technologies Inc.	-	4
PNM Resources Inc.	-	1
Public Service Enterprise Group Inc. (n)	85	2,820
Sempra Energy	9	502
		5,407

Total Common Stocks (cost $109,026)		114,281

SHORT TERM INVESTMENTS - 5.2%
Mutual Funds - 5.2%
JNL Money Market Fund, 0.07% (a) (h)	4,692	4,692

Total Short Term Investments (cost $4,692)		4,692

Total Investments - 131.5% (cost $113,718)		118,973
Total Securities Sold Short - (31.7%)
(proceeds $27,298)		(28,666)
Other Assets and Liabilities, Net - 0.2%		146
Total Net Assets - 100%		$90,453

Securities Sold Short
COMMON STOCKS – 31.7%
CONSUMER DISCRETIONARY - 4.4%
Abercrombie & Fitch Co. - Class A	1	$45
Aeropostale Inc.	-	3
Amazon.com Inc.	1	67
American Eagle Outfitters Inc.	3	44
Apollo Group Inc. - Class A	1	48
Autoliv Inc.	1	43
AutoZone Inc.	-	63
Bally Technologies Inc.	1	41
Bed Bath & Beyond Inc.	2	62
Best Buy Co. Inc.	2	67
BorgWarner Inc.	1	37
Burger King Holdings Inc.	2	45
Carmax Inc.	2	41
Carnival Corp.	-	10
CBS Corp. - Class B	5	65
Chico’s FAS Inc.	3	41
Chipotle Mexican Grill Inc. - Class A	-	26
Coach Inc.	2	62
CTC Media Inc.	-	3
Dick’s Sporting Goods Inc.	2	37
DR Horton Inc.	5	52
DreamWorks Animation SKG Inc.	1	44
Expedia Inc.	1	33
Family Dollar Stores Inc.	-	3
Ford Motor Co.	3	25
Fortune Brands Inc.	1	60
GameStop Corp. - Class A	2	42
Gannett Co. Inc.	3	46
Genuine Parts Co.	1	53
Goodyear Tire & Rubber Co.	3	48
Guess? Inc.	1	42
H&R Block Inc.	3	61
HanesBrands Inc.	1	31
Harley-Davidson Inc.	2	55
Harman International Industries Inc.	1	46
Hasbro Inc.	2	48
Home Depot Inc.	1	35
Interactive Data Corp.	1	28
International Game Technology	3	54
Interpublic Group of Cos. Inc.	7	52
ITT Educational Services Inc.	-	19
Jarden Corp.	2	46
Johnson Controls Inc.	3	79
KB Home	1	10
Lennar Corp.	4	45
Liberty Media - Starz	-	6
Liberty Media Corp. - Interactive	2	20
Lowe’s Cos. Inc.	5	115
Marriott International Inc. - Class A	1	36
McDonald’s Corp.	3	194
McGraw-Hill Cos. Inc.	2	64
Meredith Corp.	1	43
New York Times Co. - Class A	3	42
Newell Rubbermaid Inc.	3	48
News Corp. - Class A	7	92
Nordstrom Inc.	1	45
Office Depot Inc.	7	46
Omnicom Group Inc.	2	70
O’Reilly Automotive Inc.	2	57
Panera Bread Co. - Class A	1	33
PetSmart Inc.	2	40
Phillips-Van Heusen Corp.	1	28
Polo Ralph Lauren Corp.	1	40
Priceline.com Inc.	-	44
Pulte Homes Inc.	5	47
RadioShack Corp.	2	43
Scripps Networks Interactive Inc.	1	54
Service Corp. International	4	32
Sherwin-Williams Co.	1	55
Snap-On Inc.	1	46
Stanley Works	1	36
Staples Inc.	3	84
Starwood Hotels & Resorts Worldwide Inc.	2	55
Tiffany & Co.	1	56
Tim Hortons Inc.	1	27
Time Warner Cable Inc.	2	70
Tupperware Brands Corp.	1	37
Urban Outfitters Inc.	1	46
VF Corp.	1	60
Whirlpool Corp.	1	49
WMS Industries Inc.	1	37
Wyndham Worldwide Corp.	2	43
Yum! Brands Inc.	2	78
		3,925
CONSUMER STAPLES - 2.7%
Altria Group Inc.	6	126
Avon Products Inc.	2	72
BJ’s Wholesale Club Inc.	1	23
Campbell Soup Co.	2	57
Church & Dwight Co. Inc.	1	36
Clorox Co.	1	61
Coca-Cola Co.	2	137
Coca-Cola Enterprises Inc.	3	57
ConAgra Foods Inc.	3	69
Corn Products International Inc.	2	44
CVS Caremark Corp.	4	142
Dean Foods Co.	2	38
Dr. Pepper Snapple Group Inc.	2	57
Energizer Holdings Inc.	1	37
Flowers Foods Inc.	2	45
HJ Heinz Co.	-	10
Hormel Foods Corp.	1	46
JM Smucker Co.	1	62
Kellogg Co.	1	74
Kraft Foods Inc. - Class A	4	117
Kroger Co.	2	39
Lorillard Inc.	1	72
McCormick & Co. Inc.	2	54
Molson Coors Brewing Co.	1	54
NBTY Inc.	1	44
Pepsi Bottling Group Inc.	2	56
PepsiAmericas Inc.	1	41
Philip Morris International Inc.	5	226
Reynolds American Inc.	1	53
Sara Lee Corp.	4	45
SUPERVALU Inc.	3	36
Sysco Corp.	3	75
Tyson Foods Inc.	3	38
Wal-Mart Stores Inc.	6	300
		2,443
ENERGY - 3.0%
Alpha Natural Resources Inc.	1	39
Anadarko Petroleum Corp.	2	112
Arch Coal Inc.	2	42
Atwood Oceanics Inc.	1	32
Cabot Oil & Gas Corp. - Class A	1	48
Cameron International Corp.	2	63
Chesapeake Energy Corp.	3	78
Cimarex Energy Co.	1	42
CNX Gas Corp.	1	21
Continental Resources Inc.	1	43
Denbury Resources Inc.	3	46
Devon Energy Corp.	2	110
Diamond Offshore Drilling Inc.	1	59
Dresser-Rand Group Inc.	1	38
Dril-Quip Inc.	1	45
El Paso Corp.	6	60
Encore Acquisition Co.	1	38
Ensco International Plc - ADR	1	48
Enterprise Products Partners LP	1	44
EOG Resources Inc.	1	97
FMC Technologies Inc.	1	58
Halliburton Co.	3	96
Helmerich & Payne Inc.	1	44
Hess Corp.	1	79
Kinder Morgan Management LLC	-	18
Marathon Oil Corp.	3	91
Massey Energy Co.	1	50
Murphy Oil Corp.	1	65
Nabors Industries Ltd.	2	53
National Oilwell Varco Inc.	2	79
Newfield Exploration Co.	1	43
Noble Energy Inc.	1	64
Occidental Petroleum Corp.	2	187
Oceaneering International Inc.	1	47
Pioneer Natural Resources Co.	1	53
Plains Exploration & Production Co.	-	3
Pride International Inc.	1	45
Range Resources Corp.	1	55
Rowan Cos. Inc.	2	45
Smith International Inc.	2	54
Southwestern Energy Co.	2	77
Spectra Energy Corp.	3	68
St. Mary Land & Exploration Co.	1	38
Sunoco Inc.	2	47
Tesoro Corp.	4	49
Valero Energy Corp.	4	65
Whiting Petroleum Corp.	-	7
Williams Cos. Inc.	3	68
		2,753
FINANCIALS - 4.5%
Affiliated Managers Group Inc.	1	34
AFLAC Inc.	2	93
Alexandria Real Estate Equities Inc.	1	32
Allstate Corp.	3	75
Ameriprise Financial Inc.	2	66
Apartment Investment & Management Co.	3	41
Arthur J Gallagher & Co.	1	18
Assurant Inc.	2	50
AvalonBay Communities Inc.	-	25
BancorpSouth Inc.	2	38
Bank of Hawaii Corp.	1	42
BB&T Corp.	3	79
Boston Properties Inc.	1	60
Brown & Brown Inc.	2	43
Charles Schwab Corp.	4	75
Chubb Corp.	-	20
Cincinnati Financial Corp.	1	31
CME Group Inc.	-	101
CNA Financial Corp.	-	2
Comerica Inc.	2	56
Commerce Bancshares Inc.	1	20
Discover Financial Services	4	59
Eaton Vance Corp.	1	43
Endurance Specialty Holdings Ltd.	-	11
Equity Residential	2	61
Federal Realty Investment Trust	1	41
Federated Investors Inc. - Class B	2	52
Fidelity National Financial Inc. - Class A	3	38
Fifth Third Bancorp	6	59
First Horizon National Corp.	4	51
First Niagara Financial Group Inc.	3	35
FirstMerit Corp.	-	-
Franklin Resources Inc.	1	74
Greenhill & Co. Inc.	-	32
Hartford Financial Services Group Inc.	3	63
HCP Inc.	2	61
Health Care REIT Inc.	1	40
Host Hotels & Resorts Inc.	5	58
IntercontinentalExchange Inc.	1	67
Invesco Ltd.	3	61
Janus Capital Group Inc.	4	52
Jefferies Group Inc.	2	40
KeyCorp	9	50
Legg Mason Inc.	2	57
Leucadia National Corp.	2	55
Lincoln National Corp.	2	52
Mack-Cali Realty Corp.	-	3
Marsh & McLennan Cos. Inc.	3	66
Marshall & Ilsley Corp.	8	44
MetLife Inc.	3	110
Moody’s Corp.	2	48
Morgan Stanley	5	133
MSCI Inc.	-	3
NASDAQ OMX Group Inc.	2	40
Nationwide Health Properties Inc.	1	25
Navigators Group Inc.	-	5
Northern Trust Corp.	1	68
NYSE Euronext	2	46
People’s United Financial Inc.	3	45
Plum Creek Timber Co. Inc.	1	49
PNC Financial Services Group Inc.	2	95
Principal Financial Group Inc.	2	55
Progressive Corp.	4	67
ProLogis	4	51
Prudential Financial Inc.	2	95
Raymond James Financial Inc.	2	38
Regency Centers Corp.	-	4
Regions Financial Corp.	10	55
Senior Housing Properties Trust	2	42
Simon Property Group Inc.	1	112
SLM Corp.	5	52
SunTrust Banks Inc.	3	61
T. Rowe Price Group Inc.	1	75
TD Ameritrade Holding Corp.	2	41
TFS Financial Corp.	-	1
Torchmark Corp.	1	48
Unum Group	2	45
Ventas Inc.	1	52
Waddell & Reed Financial Inc. - Class A	1	34
Washington Federal Inc.	-	6
Weingarten Realty Investors	-	3
WR Berkley Corp.	2	41
XL Capital Ltd. - Class A	3	58
		4,029
HEALTH CARE - 3.0%
Abbott Laboratories	3	184
AmerisourceBergen Corp.	2	57
Baxter International Inc.	1	47
Beckman Coulter Inc.	1	33
Becton Dickinson & Co.	1	39
Biogen Idec Inc.	1	75
Boston Scientific Corp.	8	74
Cardinal Health Inc.	2	68
CareFusion Corp.	1	19
Celgene Corp.	1	61
Cephalon Inc.	1	37
Cerner Corp.	-	33
Charles River Laboratories International Inc.	-	7
Covance Inc.	1	44
Coventry Health Care Inc.	2	51
CR Bard Inc.	1	39
DaVita Inc.	1	59
Dentsply International Inc.	2	56
Edwards Lifesciences Corp.	1	43
Eli Lilly & Co.	3	121
Express Scripts Inc.	1	86
Forest Laboratories Inc.	1	39
Gen-Probe Inc.	1	43
Hospira Inc.	1	61
Idexx Laboratories Inc.	1	27
Intuitive Surgical Inc.	-	61
King Pharmaceuticals Inc.	4	45
Laboratory Corp. of America Holdings	1	60
Life Technologies Corp.	1	63
McKesson Corp.	1	75
Medco Health Solutions Inc.	2	102
Mednax Inc.	1	42
Mettler Toledo International Inc.	-	42
Millipore Corp.	1	51
Patterson Cos. Inc.	2	42
PerkinElmer Inc.	3	51
Pharmaceutical Product Development Inc.	2	47
Quest Diagnostics Inc.	1	60
ResMed Inc.	1	26
St. Jude Medical Inc.	2	70
Techne Corp.	-	7
Teleflex Inc.	1	38
Tenet Healthcare Corp.	6	34
Thermo Fisher Scientific Inc.	2	86
UnitedHealth Group Inc.	1	40
Universal Health Services Inc.	1	31
Varian Medical Systems Inc.	1	52
VCA Antech Inc.	1	30
Watson Pharmaceuticals Inc.	1	55
Zimmer Holdings Inc.	1	70
		2,683
INDUSTRIALS - 4.7%
3M Co.	2	165
AECOM Technology Corp.	2	41
AGCO Corp.	1	42
Alliant Techsystems Inc.	-	18
AMETEK Inc.	1	34
Avery Dennison Corp.	1	51
BE Aerospace Inc.	-	2
Boeing Co.	2	130
Burlington Northern Santa Fe Corp.	1	99
Carlisle Cos. Inc.	1	31
Caterpillar Inc.	2	120
CH Robinson Worldwide Inc.	1	59
Cintas Corp.	1	34
Corrections Corp. of America	2	42
Covanta Holding Corp.	2	43
CSX Corp.	2	82
Cummins Inc.	1	50
Danaher Corp.	1	75
Deere & Co.	2	92
Dover Corp.	2	62
Dun & Bradstreet Corp.	1	51
Eaton Corp.	1	64
Equifax Inc.	2	56
Expeditors International Washington Inc.	2	63
Fastenal Co.	1	54
Flowserve Corp.	-	38
FTI Consulting Inc.	1	33
General Dynamics Corp.	2	102
Goodrich Corp.	1	58
Harsco Corp.	1	39
Honeywell International Inc.	3	110
IDEX Corp.	1	40
IHS Inc.	1	38
Iron Mountain Inc.	2	41
Jacobs Engineering Group Inc.	1	49
JB Hunt Transport Services Inc.	1	42
Joy Global Inc.	1	41
Kansas City Southern	1	40
KBR Inc.	2	30
Kennametal Inc.	-	5
Kirby Corp.	-	3
L-3 Communications Holdings Inc.	1	61
Landstar System Inc.	-	4
Lennox International Inc.	1	35
Manpower Inc.	1	38
Masco Corp.	4	51
Monster Worldwide Inc.	3	44
MSC Industrial Direct Co. - Class A	1	28
Norfolk Southern Corp.	2	84
Northrop Grumman Corp.	2	84
Orion Marine Group Inc.	-	6
PACCAR Inc.	2	69
Pall Corp.	1	51
Parker Hannifin Corp.	1	65
Pentair Inc.	1	42
Pitney Bowes Inc.	2	46
Precision Castparts Corp.	1	77
Quanta Services Inc.	2	50
Republic Services Inc. - Class A	2	62
Robert Half International Inc.	2	48
Rockwell Collins Inc.	1	61
Roper Industries Inc.	1	37
RR Donnelley & Sons Co.	2	45
Ryder System Inc.	1	45
Southwest Airlines Co.	5	59
SPX Corp.	1	33
Stericycle Inc.	1	55
Textron Inc.	3	53
Thomas & Betts Corp.	1	29
Timken Co.	2	38
TransDigm Group Inc.	1	38
Union Pacific Corp.	2	115
United Technologies Corp.	3	187
Valmont Industries Inc.	-	31
Waste Connections Inc.	1	47
Waste Management Inc.	2	81
Watson Wyatt Worldwide Inc.	-	5
Woodward Governor Co.	1	13
WW Grainger Inc.	1	58
		4,244
INFORMATION TECHNOLOGY - 4.2%
Adobe Systems Inc.	2	85
Advanced Micro Devices Inc.	6	56
Agilent Technologies Inc.	2	68
Akamai Technologies Inc.	2	56
Alliance Data Systems Corp.	1	39
Altera Corp.	2	54
Amphenol Corp. - Class A	1	65
Analog Devices Inc.	2	60
Applied Materials Inc.	6	81
Arrow Electronics Inc.	2	47
Autodesk Inc.	2	58
Automatic Data Processing Inc.	2	90
Avnet Inc.	-	3
Broadcom Corp. - Class A	2	69
Broadridge Financial Solutions Inc.	2	36
Brocade Communications Systems Inc.	5	40
CA Inc.	3	58
Ciena Corp.	-	1
Cisco Systems Inc.	2	41
Citrix Systems Inc.	1	58
Cognizant Technology Solutions Corp.	2	68
Computer Sciences Corp.	1	63
Compuware Corp.	6	43
Convergys Corp.	-	2
Corning Inc.	6	106
Cree Inc.	1	45
Dell Inc.	6	90
Diebold Inc.	-	6
Dolby Laboratories Inc. - Class A	1	33
DST Systems Inc.	-	4
eBay Inc.	4	101
Electronic Arts Inc.	3	59
F5 Networks Inc.	1	48
Factset Research Systems Inc.	1	33
Fiserv Inc.	1	63
FLIR Systems Inc.	2	49
Harris Corp.	1	62
Hewitt Associates Inc. - Class A	1	42
Hewlett-Packard Co.	4	221
Intuit Inc.	2	64
Jack Henry & Associates Inc.	-	2
JDS Uniphase Corp.	-	2
KLA-Tencor Corp.	2	54
Lam Research Corp.	1	27
Lender Processing Services Inc.	1	41
Lexmark International Inc.	2	49
Linear Technology Corp.	2	49
LSI Corp.	5	30
Mantech International Corp. - Class A	-	5
Maxim Integrated Products Inc.	2	32
McAfee Inc.	2	61
MEMC Electronic Materials Inc.	4	48
Microchip Technology Inc.	2	46
Micros Systems Inc.	1	28
Molex Inc.	2	39
Motorola Inc.	10	77
National Instruments Corp.	1	38
National Semiconductor Corp.	3	48
NCR Corp.	-	1
Novellus Systems Inc.	2	49
Nvidia Corp.	3	64
ON Semiconductor Corp.	4	37
PMC - Sierra Inc.	1	5
QLogic Corp.	2	42
SAIC Inc.	2	34
Salesforce.com Inc.	1	59
SanDisk Corp.	2	58
Skyworks Solutions Inc.	2	34
Sybase Inc.	1	43
Synopsys Inc.	2	42
Teradyne Inc.	5	49
Total System Services Inc.	3	48
Trimble Navigation Ltd.	2	40
Varian Semiconductor Equipment Associates Inc.	1	40
Visa Inc. - Class A	-	27
Western Union Co.	4	69
Xerox Corp.	5	40
Yahoo! Inc.	4	70
		3,794
MATERIALS - 2.5%
Air Products & Chemicals Inc.	1	81
Airgas Inc.	1	52
AK Steel Holding Corp.	2	45
Albemarle Corp.	1	40
Alcoa Inc.	5	76
Allegheny Technologies Inc.	1	49
AptarGroup Inc.	-	14
Ball Corp.	1	57
Bemis Co. Inc.	2	50
Celanese Corp. - Class A	1	35
Cliffs Natural Resources Inc.	1	51
Crown Holdings Inc.	2	41
Dow Chemical Co.	4	116
FMC Corp.	1	50
Freeport-McMoRan Copper & Gold Inc.	2	120
Grief Inc.	1	43
Huntsman Corp.	3	30
International Flavors & Fragrances Inc.	1	49
International Paper Co.	2	64
Intrepid Potash Inc.	1	38
Martin Marietta Materials Inc.	1	45
MeadWestvaco Corp.	2	57
Monsanto Co.	1	90
Mosaic Co.	1	30
Newmont Mining Corp.	2	90
Nucor Corp.	2	75
Owens-Illinois Inc.	2	56
Packaging Corp. of America	2	44
Pactiv Corp.	2	43
PPG Industries Inc.	1	64
Praxair Inc.	1	96
Rock-Tenn Co. - Class A	-	5
RPM International Inc.	1	24
Sealed Air Corp.	2	46
Sigma-Aldrich Corp.	1	45
Silgan Holdings Inc.	-	12
Sonoco Products Co.	2	44
Southern Copper Corp.	1	36
Titanium Metals Corp.	3	41
United States Steel Corp.	1	61
Valspar Corp.	1	33
Vulcan Materials Co.	1	58
Walter Industries Inc.	1	39
Weyerhaeuser Co.	2	66
		2,301
TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp.	2	78
CenturyTel Inc.	2	62
Crown Castle International Corp.	-	8
MetroPCS Communications Inc.	7	50
NII Holdings Inc. - Class B	1	30
Verizon Communications Inc.	7	244
		472
UTILITIES - 2.2%
AES Corp.	4	57
AGL Resources Inc.	1	36
Allegheny Energy Inc.	2	45
Ameren Corp.	2	50
American Electric Power Co. Inc.	2	77
Aqua America Inc.	2	30
Atmos Energy Corp.	1	38
Calpine Corp.	-	1
CenterPoint Energy Inc.	3	48
CMS Energy Corp.	3	47
Consolidated Edison Inc.	1	64
Constellation Energy Group Inc.	2	56
Dominion Resources Inc.	2	86
DPL Inc.	1	30
DTE Energy Co.	1	52
Duke Energy Corp.	5	88
Energen Corp.	1	42
Entergy Corp.	1	74
EQT Corp.	1	53
FirstEnergy Corp.	1	65
FPL Group Inc.	1	74
Integrys Energy Group Inc.	1	34
MDU Resources Group Inc.	1	33
National Fuel Gas Co.	1	30
NiSource Inc.	3	45
Northeast Utilities	2	49
OGE Energy Corp.	1	44
Oneok Inc.	1	45
Pepco Holdings Inc.	3	42
PG&E Corp.	2	76
Pinnacle West Capital Corp.	1	51
Progress Energy Inc.	2	70
Questar Corp.	1	58
SCANA Corp.	1	41
Southern Co.	3	100
TECO Energy Inc.	3	42
UGI Corp.	2	36
Wisconsin Energy Corp.	1	60
Xcel Energy Inc.	3	53
		2,022
Total Securities Sold Short - 31.7%
(proceeds $27,298)		$28,666

JNL/Franklin Templeton Income Fund
COMMON STOCKS - 29.9%
CONSUMER DISCRETIONARY - 0.8%
Charter Communications Inc. (c)		58	$2,066
Comcast Corp. - Class A		100	1,686
Target Corp.		40	1,935
			5,687
CONSUMER STAPLES - 0.4%
Diageo Plc		150	2,626

ENERGY - 4.9%
Callon Petroleum Co. (c) (e)		41	62
Canadian Oil Sands Trust		295	8,422
ConocoPhillips		200	10,214
Exxon Mobil Corp.		200	13,638
Spectra Energy Corp.		165	3,376
			35,712
FINANCIALS - 5.3%
Bank of America Corp.		600	9,036
Barclays Plc		150	669
Capital One Financial Corp. (e)		163	6,249
Citigroup Inc.		894	2,961
Duke Realty Corp.		120	1,460
HSBC Holdings Plc		300	3,434
iStar Financial Inc. (c) (e)		85	217
JPMorgan Chase & Co.		150	6,250
Wells Fargo & Co.		300	8,087
			38,363
HEALTH CARE - 2.4%
Abbott Laboratories		32	1,738
Johnson & Johnson		50	3,220
Merck & Co. Inc.		340	12,424
			17,382
INFORMATION TECHNOLOGY - 1.5%
Intel Corp.		200	4,080
Maxim Integrated Products Inc. (e)		200	4,060
Xerox Corp. (e)		300	2,538
			10,678
MATERIALS - 0.9%
Barrick Gold Corp.		50	1,969
Newmont Mining Corp.		100	4,731
			6,700
TELECOMMUNICATION SERVICES - 2.0%
AT&T Inc.		300	8,409
Verizon Communications Inc.		110	3,644
Vodafone Group Plc		1,300	3,017
			15,070
UTILITIES - 11.7%
AGL Resources Inc. (e)		100	3,647
Ameren Corp.		185	5,171
American Electric Power Co. Inc.		148	5,138
American Water Works Co. Inc.		24	545
Consolidated Edison Inc.		80	3,634
Dominion Resources Inc.		150	5,838
Duke Energy Corp.		375	6,454
FirstEnergy Corp.		50	2,322
FPL Group Inc.		100	5,282
NiSource Inc.		40	615
PG&E Corp.		180	8,037
Pinnacle West Capital Corp.		100	3,658
Portland General Electric Co. (e)		82	1,672
Progress Energy Inc.		115	4,716
Public Service Enterprise Group Inc.		200	6,650
Sempra Energy (e)		76	4,249
Southern Co.		200	6,664
TECO Energy Inc.		200	3,244
Xcel Energy Inc.		350	7,431
			84,967

Total Common Stocks (cost $235,124)			217,185

PREFERRED STOCKS - 5.7%
CONSUMER DISCRETIONARY - 0.1%
General Motors Corp., 6.25%,
Series C (callable at 25.83 beginning 07/20/10) (d)		100	565

ENERGY - 0.4%
Callon Petroleum Co., 18.00%		3	51
McMoRan Exploration Co.,
8.00% (callable at 1,000 beginning 06/15/14) (p)		1	990
SandRidge Energy Inc., Convertible Preferred, 8.50% (p) (t) (v)		13	1,851
			2,892
FINANCIALS - 4.8%
Bank of America Corp., Convertible Preferred,
7.25%, Series L (p)		8	6,918
Citigroup Inc. Convertible Preferred, 7.50%, 12/15/12 (c)		90	9,391
Credit Suisse, Convertible Preferred, 11.00%, 09/03/10		125	2,382
Deutsche Bank AG, 12.00% (t) (v)		90	2,414
Federal Home Loan Mortgage Corp.,
8.38%, Series Z (callable at 25 on 12/31/12) (d) (p)		186	195
Federal National Mortgage Association, 6.75%,
Series Q (callable at 25 beginning 09/30/10) (d) (p)		100	91
Federal National Mortgage Association, 7.63%,
Series R (callable at 25 beginning 11/21/12) (d) (p)		143	133
Federal National Mortgage Association, 8.25%,
Series S (callable at 25 beginning 12/31/10) (d) (p)		65	71
Federal National Mortgage Association,
Convertible Preferred, 8.75%, 05/13/11 (d)		91	162
Federal National Mortgage Association,
5.38% (callable at 105,000 on 02/16/10) (d) (p)		-	138
FelCor Lodging Trust Inc., Convertible Preferred,
1.95%, Series A (p)		60	652
GMAC Inc., 7.00% (callable at 1,000 beginning 12/31/11) (t) (v)		2	1,217
Goldman Sachs Group Inc., Convertible Preferred
9.00%, 08/20/10		60	2,703
12.50%, 04/01/10 (t) (v)		80	3,245
10.55%, 07/21/10		40	2,481
Wells Fargo & Co., Convertible Preferred, 7.50%, Series L (p)		3	2,754
			34,947
HEALTH CARE - 0.3%
Tenet Healthcare Corp., 7.00%, 10/01/12		2	2,014

UTILITIES - 0.1%
FPL Group Inc., 8.38%		20	1,035

Total Preferred Stocks (cost $59,855)			41,453

WARRANTS - 0.0%
Charter Communications LLC, 11/30/14 (c)		30	190

Total Warrants (cost $106)			190

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)		$1,285	55

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,285)			55

CORPORATE BONDS AND NOTES - 54.1%
CONSUMER DISCRETIONARY - 9.7%
Bausch & Lomb Inc., Delayed Draw Term Loan
3.50%, 04/26/15 (i) (u)		36	34
3.50%, 04/26/15 (i) (u)		60	57
3.50%, 04/26/15 (i) (u)		11	11
3.50%, 04/26/15 (i) (u)		936	892
3.50%, 04/26/15 (i) (u)		120	114

Cablevision Systems Corp.
8.00%, 04/15/12 (e) (k)		4,500	4,759
8.63%, 09/15/17 (t) (v)		1,000	1,041
CBS Corp., 8.88%, 05/15/19		500	598
CCH II LLC, 13.50%, 11/30/16 (t) (v)		5,134	5,994
Cequel Communications Holdings I LLC,
8.63%, 11/15/17 (t) (v)		1,500	1,515
Cinemark USA Inc., 8.63%, 06/15/19 (t) (v)		800	832
Clear Channel Communications Inc. Term Loan B,
3.88%, 11/13/15 (i) (u)		8,000	6,600
Clear Channel Worldwide Holdings Inc.
9.25%, 12/15/17 (t) (v)		400	408
9.25%, 12/15/17 (t) (v)		1,600	1,648
Dex Media Inc.
8.00%, 11/15/13 (d)		2,250	568
9.00%, 11/15/13 (d)		5,000	1,262
DISH DBS Corp., 7.75%, 05/31/15 (e)		5,000	5,238
Dollar General Corp.
10.63%, 07/15/15 (e)		3,771	4,176
11.88%, 07/15/17		1,373	1,586
General Motors Corp., 8.38%, 07/15/33 (d) (e)		1,200	324
Harrah's Operating Escrow LLC, 11.25%, 06/01/17 (e) (t) (v)		750	785
Hertz Corp.
8.88%, 01/01/14		7,000	7,158
10.50%, 01/01/16 (e)		1,250	1,334
Idearc Inc. Term Loan, 5.75%, 11/17/13 (d) (u)		1,942	1,016
Jarden Corp., 8.00%, 05/01/16		400	413
JBS USA LLC, 11.63%, 05/01/14 (e) (t) (v)		1,000	1,132
KB Home, 5.75%, 02/01/14		2,000	1,880
Lamar Media Corp., 9.75%, 04/01/14		1,600	1,766
Liberty Global Inc., 4.50%, 11/15/16 (t) (v)		2,000	2,170
Limited Brands Inc., 8.50%, 06/15/19 (t) (v)		1,000	1,088
MGM Mirage Inc., 6.75%, 04/01/13		2,900	2,501
R.H. Donnelley Corp.
6.88%, 01/15/13 (d)		2,500	234
8.88%, 01/15/16 (d)		5,500	516
8.88%, 10/15/17 (d)		4,000	375
Regal Cinemas Corp., 8.63%, 07/15/19		700	728
Univision Communications Inc.
12.00%, 07/01/14 (t) (v)		500	551
9.75%, 03/15/15 (t) (v)		3,947	3,458
US Investigations Services Inc., Term Loan,
3.25%, 04/01/15 (i) (u)		3,910	3,514
Wyndham Worldwide Corp., 9.88%, 05/01/14		2,000	2,223
			70,499
CONSUMER STAPLES - 0.6%
Alliance One International Inc., 10.00%, 07/15/16 (t) (v)		500	525
SUPERVALU Inc., 8.00%, 05/01/16		2,000	2,030
Wendy's/Arby's Group Inc., 10.00%, 07/15/16 (e)		1,250	1,362
			3,917
ENERGY - 11.7%
Antero Resources Finance Corp.,
9.38%, 12/01/17 (e) (t) (v)		1,300	1,326
Arch Coal Inc., 8.75%, 08/01/16 (t) (v)		1,200	1,269
Bill Barrett Corp., 9.88%, 07/15/16		400	426
Callon Petroleum Co., 13.00%, 09/15/16		1,500	1,118
Calpine Generating Co. LLC, 8.00%, 06/01/16 (e) (t) (v)		1,750	1,802
Chesapeake Energy Corp.
9.50%, 02/15/15 (e)		2,500	2,744
6.50%, 08/15/17 (e)		4,000	3,920
6.25%, 01/15/18		2,200	2,112
7.25%, 12/15/18		5,000	5,038
El Paso Corp.
12.00%, 12/12/13		1,600	1,876
7.25%, 06/01/18 (e)		4,100	4,051
7.75%, 01/15/32		1,000	946
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (t) (v)		2,700	2,680
Forest Oil Corp., 8.50%, 02/15/14 (t) (v)		3,500	3,658
Mariner Energy Inc., 7.50%, 04/15/13		2,000	1,990
Newfield Exploration Co., 6.63%, 04/15/16		2,500	2,506
Petrohawk Energy Corp.
10.50%, 08/01/14		2,000	2,185
7.88%, 06/01/15 (e)		3,200	3,232
Petroplus Finance Ltd., 7.00%, 05/01/17 (e) (t) (v)		1,000	900
Pioneer Natural Resources Co.
6.65%, 03/15/17		1,500	1,479
6.88%, 05/01/18		2,000	1,979
Plains Exploration & Production Co.
7.75%, 06/15/15		1,500	1,526
10.00%, 03/01/16 (e)		1,500	1,642
Quicksilver Resources Inc., 11.75%, 01/01/16		1,300	1,476
Sabine Pass LNG LP
7.25%, 11/30/13 (e)		1,350	1,225
7.50%, 11/30/16 (e)		2,500	2,081
SandRidge Energy Inc.
3.88%, 04/01/14 (i)		2,000	1,793
9.88%, 05/15/16 (e) (t) (v)		2,600	2,736
8.00%, 06/01/18 (t) (v)		1,000	982
SEACOR Holdings Inc., 7.38%, 10/01/19		1,000	1,012
SESI LLC, 6.88%, 06/01/14		1,370	1,349
Texas Competitive Electric Holdings Co. LLC, Term Loan
3.73%, 10/24/14 (i) (u)		4,560	3,715
3.73%, 10/24/14 (i) (u)		1,975	1,605
3.75%, 10/24/14 (i) (u)		370	301
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (e) (k)		10,000	8,100
10.25%, 11/01/15 (k)		3,000	2,430
10.50%, 11/01/16 (e)		4,907	3,460
W&T Offshore Inc., 8.25%, 6/15/14 (t) (v)		3,000	2,850
			85,520
FINANCIALS - 13.1%
AFLAC Inc., 8.50%, 05/15/19		700	806
Allison Term Loan
3.00%, 08/07/14 (i) (u)		165	152
3.00%, 08/07/14 (i) (u)		1,780	1,643
Bank of America Corp.,
8.13% (callable at 100 beginning 05/15/18) (p)		1,000	963
Duke Realty Corp., 5.95%, 02/15/17		1,500	1,396
Duke Realty LP, 7.38%, 02/15/15		1,200	1,265
Felcor Lodging LP, 10.00%, 10/01/14 (t) (v)		1,700	1,715
Ford Motor Credit Co. LLC
9.75%, 09/15/10 (k)		2,000	2,064
9.88%, 08/10/11		1,000	1,047
7.25%, 10/25/11		2,000	2,020
3.00%, 01/13/12 (i)		6,000	5,580
7.50%, 08/01/12 (e)		3,000	3,025
7.00%, 10/01/13		4,000	3,994
8.00%, 06/01/14 (e)		2,500	2,567
8.70%, 10/01/14		5,000	5,227
12.00%, 05/15/15		3,000	3,479
GMAC LLC
7.75%, 01/19/10 (t) (v)		5,000	4,998
6.88%, 09/15/11 (t) (v)		3,532	3,479
HCP Inc., 6.70%, 01/30/18		1,500	1,455
Host Hotels & Resorts LP
6.88%, 11/01/14 (e)		1,500	1,509
6.38%, 03/15/15		3,500	3,430
6.75%, 06/01/16 (e)		1,000	995
9.00%, 05/15/17 (e) (t) (v)		600	649
iStar Financial Inc.
0.75%, 10/01/12 (i)		4,500	2,481
8.63%, 06/01/13		5,000	3,200
JPMorgan Chase & Co.,
7.90%, (callable at 100 beginning 04/30/18) (p)		11,500	11,862
Liberty Mutual Group Inc., 10.75%, 06/15/58 (e) (t) (v)		5,000	5,300
Petroplus Finance Ltd., 6.75%, 05/01/14 (t) (v)		1,000	940
RBS Global & Rexnord LLC, 9.50%, 08/01/14		1,250	1,253
Reynolds Group Inc., 7.75%, 10/15/16 (e) (t) (v)		1,250	1,278
UPC Germany GmbH
8.13%, 12/01/17 (e) (t) (v)		2,100	2,124
8.13%, 12/01/17 (t) (v)	EUR	2,750	4,020
9.63%, 12/01/19 (t) (v)	EUR	1,500	2,171
Vanguard Health Holding Co. I LLC, 11.25%, 10/01/15 (k)		1,000	1,052
Washington Mutual Preferred Funding LLC,
9.75%, (callable at 100 beginning 12/15/17) (d) (p) (t) (v)		1,500	22
Wells Fargo Capital XIII,
7.70% (callable at 100 beginning 03/26/13) (p)		900	873
Wells Fargo Capital XV,
9.75% (callable at 100 beginning 09/26/13) (p)		5,000	5,350
			95,384
HEALTH CARE - 6.7%
Community Health Systems Inc., 8.88%, 07/15/15		5,000	5,175
DaVita Inc.
6.63%, 03/15/13		1,500	1,504
7.25%, 03/15/15		600	602
HCA Inc.
6.38%, 01/15/15		1,500	1,416
6.50%, 02/15/16		1,500	1,425
9.25%, 11/15/16		3,500	3,758
8.50%, 04/15/19 (t) (v)		5,000	5,388
7.88%, 02/15/20 (t) (v)		6,000	6,248
Quintiles Transnational Corp., 9.50%, 12/30/14 (t) (v)		4,000	4,020
Talecris Biotherapeutics Holdings Corp.,
7.75%, 11/15/16 (t) (v)		600	609
Tenet Healthcare Corp.
7.38%, 02/01/13 (e)		3,000	3,008
9.25%, 02/01/15 (e) (k)		5,000	5,325
9.00%, 05/01/15 (t) (v)		3,500	3,780
10.00%, 05/01/18 (e) (t) (v)		3,500	3,920
US Oncology Holdings Inc., 6.43%, 03/15/12 (i)		2,905	2,716
			48,894
INDUSTRIALS - 2.0%
Ceridian Corp., 11.25%, 11/15/15 (k)		4,000	3,815
JohnsonDiversey Holdings Inc., 10.50%, 05/15/20 (t) (v)		1,600	1,608
Navistar International Corp., 8.25%, 11/01/21 (e)		1,500	1,538
Novelis Inc., Term Loan, 2.26%, 07/07/14 (i) (u)		475	442
RBS Global & Rexnord LLC
9.50%, 08/01/14 (t) (v)		1,978	1,983
11.75%, 08/01/16 (e)		1,500	1,485
Terex Corp., 8.00%, 11/15/17 (e)		2,000	1,925
United Rentals Inc., 7.75%, 11/15/13 (e)		2,000	1,880
			14,676
INFORMATION TECHNOLOGY - 3.5%
Advanced Micro Devices Inc.
5.75%, 08/15/12		260	256
5.75%, 08/15/12 (t) (v)		1,041	1,027
8.13%, 12/15/17 (t) (v)		1,000	996
CEVA Group Plc, 10.00%, 09/01/14 (e) (t) (v)		3,000	2,850
First Data Corp., Term Loan
3.00%, 09/24/14 (i) (u)		5	4
3.00%, 09/24/14 (i) (u)		93	83
3.00%, 09/24/14 (i) (u)		1,647	1,464
3.00%, 09/24/14 (i) (u)		215	191
3.00%, 10/01/14 (i) (u)		195	174
3.00%, 10/01/14 (i) (u)		1,870	1,666
3.00%, 10/01/14 (i) (u)		1,845	1,644
First Data Corp., 9.88%, 09/24/15 (e)		5,500	5,129
Freescale Semiconductor Inc.,
Term Loan, 12.50%, 12/15/14 (i) (u)		3,864	3,985
Freescale Semiconductor Inc., 10.13%, 12/15/16 (e)		850	684
Sanmina-SCI Corp.
6.75%, 03/01/13 (e)		1,200	1,184
8.13%, 03/01/16 (e)		1,500	1,496
Sungard Data Systems Inc., 10.63%, 05/15/15 (e)		2,500	2,753
			25,586
MATERIALS - 1.3%
Freeport-McMoRan Copper & Gold Inc.,
8.38%, 04/01/17		2,000	2,190
Ineos Group Holdings Plc, 7.88%, 02/15/16 (t) (v)	EUR	3,250	2,949
JohnsonDiversey Inc., 8.25%, 11/15/19 (t) (v)		2,500	2,531
Nalco Co., 8.25%, 05/15/17 (t) (v)		300	319
Teck Resources Ltd.
9.75%, 05/15/14		800	923
10.75%, 05/15/19		700	836
			9,748
TELECOMMUNICATION SERVICES - 1.5%
CC Holdings GS V LLC, 7.75%, 05/01/17 (t) (v)		1,100	1,172
Clearwire Communications LLC
12.00%, 12/01/15 (e) (t) (v)		2,000	2,030
12.00%, 12/01/15 (t) (v)		1,500	1,522
Cricket Communications Inc., 9.38%, 11/01/14 (e)		1,000	1,005
Crown Castle International Corp., 9.00%, 01/15/15		1,000	1,065
Digicel Group Ltd., 8.88%, 01/15/15 (e) (t) (v)		500	485
Qwest Corp., 8.38%, 05/01/16		1,600	1,716
Wind Acquisition Finance SA, 11.75%, 07/15/17 (t) (v)		1,800	1,966
			10,961
UTILITIES - 4.0%
CMS Energy Corp., 8.75%, 06/15/19		1,000	1,095
Dynegy Holdings Inc.
7.50%, 06/01/15 (e)		10,000	9,350
7.75%, 06/01/19		2,000	1,735
Energy Future Holdings Corp.
10.88%, 11/01/17 (e) (k)		4,000	3,270
11.25%, 11/01/17		8,847	6,259
Public Service Co. of New Mexico., 7.95%, 05/15/18		2,500	2,617
RRI Energy Inc., 7.88%, 06/15/17 (e)		5,000	4,912
			29,238

Total Corporate Bonds and Notes (cost $399,778)			394,423

SHORT TERM INVESTMENTS - 24.2%
Mutual Funds - 12.4%
JNL Money Market Fund, 0.07% (a) (h)		90,379	90,379

Securities Lending Collateral - 11.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		64,754	64,754
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)		21,149	21,105
			85,859

Total Short Term Investments (cost $176,282)			176,238

Total Investments - 113.9% (cost $872,430)			829,544
Other Assets and Liabilities, Net - (13.9%)			(100,920)
Total Net Assets - 100%			$728,624

JNL/Franklin Templeton Mutual Shares Fund
COMMON STOCKS - 82.9%
CONSUMER DISCRETIONARY - 6.3%
Cerberus Capital Management LP (f) (s) (u)		888	$178
Cerberus Capital Management LP (f) (s) (u)		888	178
Cerberus Capital Management LP (f) (s) (u)		444	89
Daimler AG		39	2,102
Eastman Kodak Co. (c) (e)		163	688
H&R Block Inc.		34	776
Harrah's Investment LP (c) (f) (s) (u)		39	-
Hillenbrand Inc.		44	831
Mattel Inc.		310	6,200
News Corp. - Class A		680	9,316
Thomas Cook Group Plc		121	448
Time Warner Cable Inc.		37	1,534
Virgin Media Inc. (e)		263	4,424
			26,764
CONSUMER STAPLES - 24.6%
Altria Group Inc.		432	8,475
British American Tobacco Plc		261	8,498
Brown-Forman Corp. - Class B		27	1,455
Cadbury Plc		483	6,218
Carlsberg A/S		28	2,080
Carrefour SA		40	1,937
CVS Caremark Corp.		363	11,676
Danone SA		19	1,164
Dr. Pepper Snapple Group Inc.		230	6,496
General Mills Inc.		47	3,332
Imperial Tobacco Group Plc		270	8,534
Japan Tobacco Inc.		1	2,520
Kraft Foods Inc. - Class A		214	5,807
Kroger Co.		228	4,680
KT&G Corp.		32	1,776
L'Oreal SA		10	1,173
Lorillard Inc.		16	1,261
Nestle SA		158	7,657
Pepsi Bottling Group Inc.		108	4,037
PepsiAmericas Inc.		40	1,167
Pernod-Ricard SA (e)		65	5,550
Philip Morris International Inc.		49	2,339
Reynolds American Inc. (e)		57	3,035
SUPERVALU Inc. (e)		79	1,004
Wal-Mart Stores Inc.		45	2,419
			104,290
ENERGY - 6.0%
Baker Hughes Inc.		29	1,186
Exterran Holdings Inc. (c) (e)		46	985
Marathon Oil Corp.		168	5,234
Noble Energy Inc.		18	1,296
Pride International Inc. (c)		55	1,741
Royal Dutch Shell Plc - Class A		172	5,209
Total SA		44	2,845
Transocean Ltd. (c)		82	6,812
			25,308
FINANCIALS - 12.3%
ACE Ltd.		73	3,676
Alexander's Inc. (c) (e)		8	2,435
Alleghany Corp. (c)		5	1,357
Bank of America Corp.		180	2,706
Barclays Plc		845	3,766
Berkshire Hathaway Inc. - Class B (c)		2	7,892
Bond Street Holding LLC (f) (u)		26	520
CIT Group Inc. (c)		36	982
Conseco Inc. (c) (e)		97	485
Deutsche Bank AG		29	2,057
Deutsche Bank AG (e)		2	113
Deutsche Boerse AG		35	2,903
Forestar Group Inc. (c)		46	1,021
Guaranty Bancorp (c)		49	64
Intesa Sanpaolo SpA (c)		437	1,974
Link Real Estate Investment Trust		746	1,903
Morgan Stanley		80	2,376
Old Republic International Corp. (e)		180	1,812
Societe Generale - Class A		14	987
St. Joe Co. (c) (e)		33	940
Travelers Cos. Inc.		43	2,151
UBS AG (c)		121	1,883
Wells Fargo & Co.		46	1,250
White Mountains Insurance Group Ltd.		14	4,729
Zurich Financial Services AG		10	2,162
			52,144
HEALTH CARE - 4.4%
Becton Dickinson & Co.		37	2,905
Community Health Systems Inc. (c)		60	2,130
MDS Inc. (c)		95	743
Novartis AG		71	3,854
Tenet Healthcare Corp. (c)		787	4,239
UnitedHealth Group Inc.		164	4,988
			18,859
INDUSTRIALS - 7.2%
A P Moller - Maersk A/S Class B		1	4,164
Burlington Northern Santa Fe Corp.		29	2,833
Federal Signal Corp.		96	575
GenCorp Inc. (c)		59	411
Keppel Corp. Ltd.		391	2,280
Orkla ASA		724	7,122
Owens Corning Inc. (c) (e)		103	2,648
Siemens AG (e)		59	5,446
TNT NV		66	2,027
Tyco International Ltd.		82	2,916
			30,422
INFORMATION TECHNOLOGY - 9.0%
Affiliated Computer Services Inc. - Class A (c)		44	2,605
Dell Inc. (c)		353	5,063
LSI Corp. (c)		747	4,492
Maxim Integrated Products Inc.		139	2,830
Microsoft Corp.		321	9,796
Motorola Inc. (c)		455	3,530
Nintendo Co. Ltd.		9	2,151
Sun Microsystems Inc. (c)		222	2,076
Tandberg ASA		15	418
Tyco Electronics Ltd.		75	1,844
Xerox Corp.		373	3,154
			37,959
MATERIALS - 5.7%
Anglo American Plc (c)		77	3,360
Domtar Corp. (c) (e)		25	1,388
International Paper Co.		133	3,570
Linde AG		32	3,902
MeadWestvaco Corp.		117	3,339
Weyerhaeuser Co.		196	8,446
			24,005
TELECOMMUNICATION SERVICES - 3.5%
Cable & Wireless Plc		1,672	3,818
Koninklijke KPN NV		221	3,754
Telefonica SA		85	2,380
Vodafone Group Plc		2,135	4,954
			14,906
UTILITIES - 3.9%
Babcock & Brown Infrastructure Group (c)		402	1,484
E.ON AG		153	6,410
Entergy Corp.		25	2,045
Exelon Corp.		62	3,019
GDF Suez		52	2,253
NRG Energy Inc. (c)		59	1,384
			16,595

Total Common Stocks (cost $370,343)			351,252

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Bank of America Corp., 10.00%		135	2,011

Total Preferred Stocks (cost $2,024)			2,011

CORPORATE BONDS AND NOTES - 4.2%
CONSUMER DISCRETIONARY - 0.7%
Cerberus Capital Management LP
12.00%, 07/31/14 (f) (s) (u)		$780	156
12.00%, 07/31/14 (f) (s) (u)		390	78
12.00%, 07/31/14 (f) (s) (u)		780	156
Charter Communications Inc., Incremental Term Loan,
7.25%, 03/06/14 (i) (u)		340	319
Charter Communications Operating LLC, Term Loan,
4.25%, 03/06/14 (i) (u)		1,994	1,936
Dana Corp.
6.50%, 03/01/10 (f) (s) (u)		72	1
5.85%, 01/15/15 (f) (s) (u)		65	-
7.00%, 03/15/28 (f) (s) (u)		115	-
Spectrum Brands Inc. Letter of Credit,
1.50%, 04/01/13 (i) (u)		4	4
Spectrum Brands Inc. Term Loan,
8.50%, 04/01/13 (i) (u)	EUR	219	307
Spectrum Brands Inc. Term Loan B,
8.75%, 04/01/13 (i) (u)		70	70
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)		1,130	6
			3,033
ENERGY - 0.9%
Boston Generating LLC, Term Loan
2.54%, 12/21/13 (i) (u)		16	12
2.54%, 12/21/13 (i) (u)		56	43
Boston Generating LLC, Term Loan B, 2.50%, 12/21/13 (i) (u)		246	191
Texas Competitive Electric Holdings Co. LLC, Term Loan
3.75%, 10/10/14 (i) (u)		2,099	1,685
3.75%, 11/01/15 (i) (u)		698	566
Texas Competitive Electric Holdings Co. LLC,
Term Loan B1, 3.75%, 10/10/14 (i) (u)		1,438	1,169
Texas Competitive Electric Holdings Co. LLC,
Term Loan B2, 3.75%, 10/10/14 (i) (u)		226	184
			3,850
FINANCIALS - 2.2%
American General Finance Corp., 6.90%, 12/15/17		410	285
CIT Group Inc., Term Loan
9.50%, 01/20/12 (i) (u)		1,541	1,583
13.00%, 01/20/12 (i) (u)		602	624
CIT Group Inc.
7.00%, 05/01/13		176	164
7.00%, 05/01/14		264	245
7.00%, 05/01/15		264	236
7.00%, 05/01/16		440	387
7.00%, 05/01/17		616	535
Realogy Corp., Term Loan
5.35%, 10/10/13 (i) (u)		956	853
3.28%, 10/10/13 (i) (u)		1,451	1,294
3.29%, 10/10/13 (i) (u)		3,552	3,168
13.50%, 10/15/17 (u)		93	99
			9,473
INFORMATION TECHNOLOGY - 0.4%
First Data Corp., Term Loan,
3.00%, 09/24/14 (i) (u)		1,162	1,036
3.00%, 09/24/14 (i) (u)		110	98
3.00%, 10/01/14 (i) (u)		437	390
			1,524
MATERIALS - 0.0%
Lyondell Chemical Co., Term Loan,
13.00%, 04/06/10 (i) (u) (x)		54	57

OTHER EQUITY INTERESTS - 0.0%
Northwest Airlines Corp., Contingent Distribution (f) (w)		725	-

Total Corporate Bonds and Notes (cost $18,586)			17,937

SHORT TERM INVESTMENTS - 15.9%
Mutual Funds - 11.9%
JNL Money Market Fund, 0.07% (a) (h)		50,580	50,580

Securities Lending Collateral - 4.0%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)		16,975	16,975

Total Short Term Investments (cost $67,555)			67,555

Total Investments - 103.5% (cost $458,508)			438,755
Other Assets and Liabilities, Net - (3.5%)			(14,901)
Total Net Assets - 100%			$423,854

JNL/Mellon Capital Management
S&P 500 Index Fund
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 9.3%
Abercrombie & Fitch Co. - Class A	8	$275
Amazon.com Inc. (c)	30	3,995
Apollo Group Inc. - Class A (c)	11	654
AutoNation Inc. (c) (e)	8	159
AutoZone Inc. (c)	3	420
Bed Bath & Beyond Inc. (c)	24	911
Best Buy Co. Inc. (e)	31	1,209
Big Lots Inc. (c)	8	232
Black & Decker Corp.	6	365
Carnival Corp. (c)	38	1,208
CBS Corp. - Class B	61	859
Coach Inc.	29	1,045
Comcast Corp. - Class A	252	4,256
Darden Restaurants Inc.	12	422
DeVry Inc.	5	308
DIRECTV - Class A (c)	84	2,786
DR Horton Inc.	23	246
Eastman Kodak Co. (c) (e)	24	100
Expedia Inc. (c)	18	462
Family Dollar Stores Inc.	12	339
Ford Motor Co. (c) (e)	288	2,882
Fortune Brands Inc.	14	595
GameStop Corp. - Class A (c) (e)	15	336
Gannett Co. Inc.	20	292
Gap Inc.	43	908
Genuine Parts Co. (e)	14	515
Goodyear Tire & Rubber Co. (c)	23	321
H&R Block Inc.	31	695
Harley-Davidson Inc.	20	503
Harman International Industries Inc.	6	207
Hasbro Inc.	11	353
Home Depot Inc.	150	4,349
International Game Technology	25	473
Interpublic Group of Cos. Inc. (c) (e)	46	338
J.C. Penney Co. Inc. (e)	22	573
Johnson Controls Inc.	60	1,637
Kohl's Corp. (c)	27	1,478
Leggett & Platt Inc. (e)	15	301
Lennar Corp.	14	175
Limited Brands Inc.	24	455
Lowe's Cos. Inc. (e)	130	3,044
Macy's Inc.	37	618
Marriott International Inc. - Class A (e)	22	603
Mattel Inc.	32	632
McDonald's Corp.	95	5,960
McGraw-Hill Cos. Inc.	28	951
Meredith Corp. (e)	3	107
New York Times Co. - Class A (c)	8	96
Newell Rubbermaid Inc. (e)	25	370
News Corp. - Class A	201	2,753
Nike Inc. - Class B	35	2,298
Nordstrom Inc.	15	547
Office Depot Inc. (c)	23	146
Omnicom Group Inc.	28	1,094
O'Reilly Automotive Inc. (c)	12	450
Polo Ralph Lauren Corp. (e)	5	406
Priceline.com Inc. (c)	4	846
Pulte Homes Inc. (c)	26	259
RadioShack Corp.	10	193
Ross Stores Inc.	11	448
Scripps Networks Interactive Inc.	7	305
Sears Holdings Corp. (c) (e)	4	333
Sherwin-Williams Co.	8	512
Snap-On Inc.	6	236
Stanley Works	7	365
Staples Inc.	65	1,593
Starbucks Corp. (c)	66	1,525
Starwood Hotels & Resorts Worldwide Inc. (e)	16	581
Target Corp.	67	3,217
Tiffany & Co.	11	492
Time Warner Cable Inc.	31	1,269
Time Warner Inc.	103	3,010
TJX Cos. Inc.	37	1,357
VF Corp.	8	555
Viacom Inc. - Class B (c)	54	1,617
Walt Disney Co. (e)	170	5,491
Washington Post Co.	-	219
Whirlpool Corp. (e)	7	527
Wyndham Worldwide Corp.	16	324
Wynn Resorts Ltd.	6	343
Yum! Brands Inc. (e)	42	1,463
		84,792
CONSUMER STAPLES - 11.0%
Altria Group Inc.	183	3,596
Archer-Daniels-Midland Co.	58	1,800
Avon Products Inc.	37	1,171
Brown-Forman Corp. - Class B	9	508
Campbell Soup Co.	17	573
Clorox Co.	12	744
Coca-Cola Co.	205	11,675
Coca-Cola Enterprises Inc.	28	591
Colgate-Palmolive Co.	44	3,611
ConAgra Foods Inc.	39	891
Constellation Brands Inc. - Class A (c)	17	274
Costco Wholesale Corp.	39	2,302
CVS Caremark Corp.	125	4,021
Dean Foods Co. (c)	16	285
Dr. Pepper Snapple Group Inc.	23	657
Estee Lauder Cos. Inc.	10	506
General Mills Inc.	29	2,063
Hershey Co. (e)	15	544
HJ Heinz Co.	28	1,211
Hormel Foods Corp.	6	243
JM Smucker Co.	11	673
Kellogg Co.	23	1,225
Kimberly-Clark Corp.	37	2,362
Kraft Foods Inc. - Class A	131	3,549
Kroger Co.	57	1,165
Lorillard Inc.	14	1,141
McCormick & Co. Inc.	11	409
Mead Johnson Nutrition Co.	17	742
Molson Coors Brewing Co.	14	647
Pepsi Bottling Group Inc.	12	460
PepsiCo Inc.	138	8,386
Philip Morris International Inc.	169	8,120
Procter & Gamble Co.	258	15,658
Reynolds American Inc. (e)	15	785
Safeway Inc.	36	776
Sara Lee Corp.	63	765
SUPERVALU Inc.	19	241
Sysco Corp.	53	1,481
Tyson Foods Inc.	27	326
Walgreen Co.	87	3,210
Wal-Mart Stores Inc.	189	10,087
Whole Foods Market Inc. (c)	13	360
		99,834
ENERGY - 11.1%
Anadarko Petroleum Corp.	44	2,737
Apache Corp.	30	3,096
Baker Hughes Inc. (e)	27	1,093
BJ Services Co.	25	462
Cabot Oil & Gas Corp. - Class A	10	420
Cameron International Corp. (c)	22	899
Chesapeake Energy Corp.	58	1,489
Chevron Corp.	177	13,653
ConocoPhillips	131	6,698
Consol Energy Inc.	16	788
Denbury Resources Inc. (c) (e)	22	322
Devon Energy Corp.	40	2,917
Diamond Offshore Drilling Inc.	6	581
El Paso Corp.	62	605
EOG Resources Inc.	23	2,194
Exxon Mobil Corp.	420	28,633
FMC Technologies Inc. (c)	11	623
Halliburton Co.	81	2,427
Hess Corp.	26	1,579
Marathon Oil Corp.	63	1,977
Massey Energy Co.	7	299
Murphy Oil Corp.	17	930
Nabors Industries Ltd. (c) (e)	25	547
National Oilwell Varco Inc.	37	1,652
Noble Energy Inc.	16	1,110
Occidental Petroleum Corp.	72	5,837
Peabody Energy Corp.	24	1,088
Pioneer Natural Resources Co.	10	482
Range Resources Corp.	14	708
Rowan Cos. Inc. (c)	9	214
Schlumberger Ltd.	106	6,908
Smith International Inc.	20	549
Southwestern Energy Co. (c)	31	1,490
Spectra Energy Corp.	58	1,190
Sunoco Inc.	10	273
Tesoro Corp.	13	172
Valero Energy Corp.	51	849
Williams Cos. Inc.	52	1,105
XTO Energy Inc.	52	2,415
		101,011
FINANCIALS - 13.9%
AFLAC Inc.	42	1,937
Allstate Corp.	48	1,445
American Express Co.	105	4,260
American International Group Inc. (c) (e)	11	332
Ameriprise Financial Inc.	22	865
AON Corp.	25	947
Apartment Investment & Management Co. (e)	10	162
Assurant Inc.	11	325
AvalonBay Communities Inc.	7	558
Bank of America Corp.	878	13,226
Bank of New York Mellon Corp. (a)	108	3,008
BB&T Corp.	61	1,550
Boston Properties Inc.	12	838
Capital One Financial Corp. (e)	40	1,526
CB Richard Ellis Group Inc. - Class A (c)	21	287
Charles Schwab Corp.	85	1,606
Chubb Corp.	30	1,487
Cincinnati Financial Corp. (e)	14	371
Citigroup Inc.	1,698	5,620
CME Group Inc.	6	1,999
Comerica Inc.	14	416
Discover Financial Services	48	711
E*Trade Financial Corp. (c)	111	194
Equity Residential (e)	25	835
Federated Investors Inc. - Class B	8	234
Fifth Third Bancorp	72	701
First Horizon National Corp. (c) (e)	20	262
Franklin Resources Inc. (e)	13	1,414
Genworth Financial Inc. - Class A (c)	41	464
Goldman Sachs Group Inc.	46	7,701
Hartford Financial Services Group Inc.	35	805
HCP Inc. (e)	26	808
Health Care REIT Inc.	10	453
Host Hotels & Resorts Inc. (c) (e)	54	632
Hudson City Bancorp Inc. (e)	41	570
Huntington Bancshares Inc.	59	214
IntercontinentalExchange Inc. (c)	6	721
Invesco Ltd.	37	880
Janus Capital Group Inc. (e)	17	235
JPMorgan Chase & Co.	348	14,513
KeyCorp (e)	77	430
Kimco Realty Corp.	32	434
Legg Mason Inc. (e)	14	433
Leucadia National Corp. (c)	16	386
Lincoln National Corp.	26	637
Loews Corp.	33	1,188
M&T Bank Corp. (e)	7	470
Marsh & McLennan Cos. Inc.	47	1,039
Marshall & Ilsley Corp.	48	262
MetLife Inc.	73	2,588
Moody's Corp. (e)	17	449
Morgan Stanley	120	3,557
NASDAQ OMX Group Inc. (c)	12	247
Northern Trust Corp.	21	1,101
NYSE Euronext	23	577
People's United Financial Inc.	30	495
Plum Creek Timber Co. Inc. (e)	14	531
PNC Financial Services Group Inc. (e)	41	2,180
Principal Financial Group Inc.	29	692
Progressive Corp. (c)	61	1,098
ProLogis	43	595
Prudential Financial Inc.	41	2,063
Public Storage	12	994
Regions Financial Corp.	101	533
Simon Property Group Inc. (e)	26	2,036
SLM Corp. (c)	41	458
State Street Corp.	44	1,928
SunTrust Banks Inc.	45	911
T. Rowe Price Group Inc.	23	1,225
Torchmark Corp.	7	324
Travelers Cos. Inc.	48	2,413
U.S. Bancorp	169	3,806
Unum Group (e)	29	568
Ventas Inc. (e)	14	603
Vornado Realty Trust (e)	14	987
Wells Fargo & Co.	450	12,141
XL Capital Ltd. - Class A	29	534
Zions Bancorporation (e)	10	134
		126,159
HEALTH CARE - 12.2%
Abbott Laboratories	137	7,383
Aetna Inc.	38	1,206
Allergan Inc.	28	1,736
AmerisourceBergen Corp. (e)	26	666
Amgen Inc. (c)	89	5,062
Baxter International Inc.	53	3,127
Becton Dickinson & Co.	21	1,654
Biogen Idec Inc. (c)	25	1,345
Boston Scientific Corp. (c)	131	1,180
Bristol-Myers Squibb Co.	153	3,872
Cardinal Health Inc.	32	1,043
CareFusion Corp. (c)	16	400
Celgene Corp. (c)	41	2,285
Cephalon Inc. (c)	6	404
CIGNA Corp.	25	868
Coventry Health Care Inc. (c)	13	326
CR Bard Inc.	9	667
DaVita Inc. (c)	9	520
DENTSPLY International Inc.	13	462
Eli Lilly & Co. (e)	89	3,192
Express Scripts Inc. (c)	25	2,123
Forest Laboratories Inc. (c)	27	874
Genzyme Corp. (c)	24	1,153
Gilead Sciences Inc. (c)	80	3,444
Hospira Inc. (c)	15	742
Humana Inc. (c) (e)	16	681
IMS Health Inc.	16	339
Intuitive Surgical Inc. (c)	3	1,036
Johnson & Johnson	244	15,708
King Pharmaceuticals Inc. (c) (e)	22	274
Laboratory Corp. of America Holdings (c)	10	732
Life Technologies Corp. (c)	16	830
McKesson Corp.	24	1,491
Medco Health Solutions Inc. (c)	42	2,708
Medtronic Inc.	98	4,303
Merck & Co. Inc.	270	9,865
Millipore Corp. (c)	5	350
Mylan Inc. (c) (e)	26	486
Patterson Cos. Inc. (c)	8	235
PerkinElmer Inc.	11	218
Pfizer Inc.	713	12,975
Quest Diagnostics Inc.	14	849
St. Jude Medical Inc. (c)	30	1,115
Stryker Corp. (e)	25	1,277
Tenet Healthcare Corp. (c)	35	190
Thermo Fisher Scientific Inc. (c)	37	1,744
UnitedHealth Group Inc.	103	3,131
Varian Medical Systems Inc. (c)	11	519
Waters Corp. (c)	8	504
Watson Pharmaceuticals Inc. (c)	9	365
WellPoint Inc. (c)	41	2,366
Zimmer Holdings Inc. (c)	19	1,139
		111,164
INDUSTRIALS - 9.8%
3M Co.	62	5,154
Avery Dennison Corp.	10	382
Boeing Co.	64	3,477
Burlington Northern Santa Fe Corp.	23	2,310
Caterpillar Inc.	56	3,164
CH Robinson Worldwide Inc.	15	891
Cintas Corp.	12	304
CSX Corp.	35	1,703
Cummins Inc.	18	834
Danaher Corp.	23	1,745
Deere & Co.	38	2,049
Dover Corp.	16	680
Dun & Bradstreet Corp.	5	388
Eaton Corp.	15	948
Emerson Electric Co.	67	2,863
Equifax Inc.	12	366
Expeditors International Washington Inc. (e)	19	646
Fastenal Co. (e)	12	486
FedEx Corp.	28	2,332
First Solar Inc. (c) (e)	4	566
Flowserve Corp.	5	450
Fluor Corp.	16	731
General Dynamics Corp.	34	2,349
General Electric Co.	941	14,239
Goodrich Corp.	11	700
Honeywell International Inc.	67	2,637
Illinois Tool Works Inc.	35	1,656
Iron Mountain Inc. (c)	16	363
ITT Corp.	16	817
Jacobs Engineering Group Inc. (c)	11	396
L-3 Communications Holdings Inc.	11	914
Lockheed Martin Corp.	28	2,132
Masco Corp.	31	428
Monster Worldwide Inc. (c) (e)	10	172
Norfolk Southern Corp.	33	1,727
Northrop Grumman Corp.	28	1,550
PACCAR Inc. (e)	32	1,147
Pall Corp.	10	380
Parker Hannifin Corp.	14	780
Pitney Bowes Inc.	18	416
Precision Castparts Corp.	12	1,347
Quanta Services Inc. (c)	19	405
Raytheon Co. (e)	34	1,747
Republic Services Inc. - Class A	29	823
Robert Half International Inc. (e)	13	353
Rockwell Automation Inc. (e)	12	587
Rockwell Collins Inc.	14	788
Roper Industries Inc.	8	422
RR Donnelley & Sons Co.	18	405
Ryder System Inc. (e)	5	210
Southwest Airlines Co.	68	776
Stericycle Inc. (c)	7	408
Textron Inc. (e)	23	433
Union Pacific Corp.	45	2,850
United Parcel Service Inc. - Class B	88	5,035
United Technologies Corp.	83	5,754
Waste Management Inc.	44	1,494
WW Grainger Inc. (e)	6	534
		89,643
INFORMATION TECHNOLOGY - 19.1%
Adobe Systems Inc. (c) (e)	47	1,730
Advanced Micro Devices Inc. (c)	49	477
Affiliated Computer Services Inc. - Class A (c)	9	514
Agilent Technologies Inc. (c)	31	966
Akamai Technologies Inc. (c)	16	407
Altera Corp. (e)	26	586
Amphenol Corp. - Class A	16	723
Analog Devices Inc.	26	806
Apple Inc. (c)	80	16,783
Applied Materials Inc.	120	1,667
Autodesk Inc. (c)	20	515
Automatic Data Processing Inc.	45	1,925
BMC Software Inc. (c)	17	675
Broadcom Corp. - Class A (c)	38	1,182
CA Inc.	36	806
Cisco Systems Inc. (c)	509	12,175
Citrix Systems Inc. (c)	16	668
Cognizant Technology Solutions Corp. (c)	26	1,193
Computer Sciences Corp. (c)	13	765
Compuware Corp. (c)	18	132
Corning Inc.	139	2,686
Dell Inc. (c)	154	2,211
eBay Inc. (c)	100	2,364
Electronic Arts Inc. (c)	28	505
EMC Corp. (c)	181	3,157
Fidelity National Information Services Inc.	28	660
Fiserv Inc. (c)	13	635
FLIR Systems Inc. (c) (e)	13	430
Google Inc. - Class A (c)	21	13,213
Harris Corp.	11	539
Hewlett-Packard Co.	210	10,796
Intel Corp.	488	9,965
International Business Machines Corp.	116	15,198
Intuit Inc. (c)	28	861
Jabil Circuit Inc.	16	278
JDS Uniphase Corp. (c)	17	141
Juniper Networks Inc. (c) (e)	46	1,217
KLA-Tencor Corp. (e)	15	543
Lexmark International Inc. (c)	8	198
Linear Technology Corp. (e)	20	597
LSI Corp. (c)	57	343
MasterCard Inc.	9	2,199
McAfee Inc. (c)	14	560
MEMC Electronic Materials Inc. (c)	18	249
Microchip Technology Inc. (e)	16	470
Micron Technology Inc. (c) (e)	78	820
Microsoft Corp.	683	20,824
Molex Inc.	12	249
Motorola Inc. (c)	206	1,595
National Semiconductor Corp. (e)	20	315
NetApp Inc. (c)	30	1,042
Novell Inc. (c)	29	121
Novellus Systems Inc. (c)	9	208
Nvidia Corp. (c)	50	935
Oracle Corp.	346	8,482
Paychex Inc. (e)	29	887
QLogic Corp. (c)	10	191
QUALCOMM Inc.	148	6,829
Red Hat Inc. (c)	16	502
SAIC Inc. (c)	26	487
Salesforce.com Inc. (c) (e)	9	684
SanDisk Corp. (c)	21	609
Sun Microsystems Inc. (c)	69	648
Symantec Corp. (c)	71	1,269
Tellabs Inc. (c)	33	187
Teradata Corp. (c)	15	478
Teradyne Inc. (c)	13	142
Texas Instruments Inc.	111	2,887
Total System Services Inc.	18	305
VeriSign Inc. (c)	17	405
Visa Inc. - Class A	39	3,374
Western Digital Corp. (c)	20	895
Western Union Co.	61	1,152
Xerox Corp.	80	673
Xilinx Inc. (e)	24	608
Yahoo! Inc. (c)	107	1,794
		174,307
MATERIALS - 3.5%
Air Products & Chemicals Inc.	19	1,527
Airgas Inc.	7	346
AK Steel Holding Corp.	9	186
Alcoa Inc.	85	1,369
Allegheny Technologies Inc. (e)	9	392
Ball Corp. (e)	8	421
Bemis Co. Inc.	9	264
CF Industries Holdings Inc.	4	382
Cliffs Natural Resources Inc.	11	507
Dow Chemical Co.	101	2,794
Eastman Chemical Co.	7	407
Ecolab Inc.	21	950
EI Du Pont de Nemours & Co.	81	2,721
FMC Corp. (e)	6	351
Freeport-McMoRan Copper & Gold Inc.	38	3,045
International Flavors & Fragrances Inc.	7	286
International Paper Co.	39	1,043
MeadWestvaco Corp. (e)	16	455
Monsanto Co.	48	3,939
Newmont Mining Corp.	44	2,075
Nucor Corp.	27	1,277
Owens-Illinois Inc. (c)	15	487
Pactiv Corp. (c)	12	301
PPG Industries Inc.	15	869
Praxair Inc.	27	2,205
Sealed Air Corp.	15	326
Sigma-Aldrich Corp.	11	541
Titanium Metals Corp. (c)	7	89
United States Steel Corp. (e)	13	695
Vulcan Materials Co. (e)	11	604
Weyerhaeuser Co.	19	799
		31,653
TELECOMMUNICATION SERVICES - 3.0%
American Tower Corp. (c)	35	1,530
AT&T Inc.	522	14,621
CenturyTel Inc.	27	969
Frontier Communications Corp.	30	235
MetroPCS Communications Inc. (c) (e)	23	176
Qwest Communications International Inc.	131	550
Sprint Nextel Corp. (c)	259	949
Verizon Communications Inc.	251	8,319
Windstream Corp. (e)	38	417
		27,766
UTILITIES - 3.6%
AES Corp. (c)	60	800
Allegheny Energy Inc.	16	372
Ameren Corp.	20	555
American Electric Power Co. Inc.	41	1,444
CenterPoint Energy Inc.	33	485
CMS Energy Corp. (e)	19	293
Consolidated Edison Inc.	25	1,123
Constellation Energy Group Inc.	18	646
Dominion Resources Inc.	53	2,074
DTE Energy Co.	15	657
Duke Energy Corp. (e)	116	1,999
Edison International	29	1,019
Entergy Corp.	17	1,394
EQT Corp.	12	507
Exelon Corp.	58	2,849
FirstEnergy Corp.	27	1,233
FPL Group Inc.	37	1,946
Integrys Energy Group Inc. (e)	7	289
Nicor Inc. (e)	4	160
NiSource Inc.	26	396
Northeast Utilities	16	421
Pepco Holdings Inc. (e)	21	349
PG&E Corp.	33	1,485
Pinnacle West Capital Corp.	8	304
PPL Corp.	34	1,094
Progress Energy Inc.	25	1,031
Public Service Enterprise Group Inc.	45	1,509
Questar Corp.	15	615
SCANA Corp.	10	370
Sempra Energy	22	1,234
Southern Co.	71	2,373
TECO Energy Inc.	19	305
Wisconsin Energy Corp.	10	514
Xcel Energy Inc.	41	872
		32,717

Total Common Stocks (cost $858,465)		879,046

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$915	39

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $743)		39

SHORT TERM INVESTMENTS - 7.2%
Mutual Funds - 3.2%
JNL Money Market Fund, 0.07% (a) (h)	29,658	29,658

Securities Lending Collateral - 3.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	17,730	17,730
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	15,587	15,555
		33,285

U.S. Treasury Securities - 0.3%
U.S. Treasury Bill, 0.22%, 03/11/10 (o)	$2,890	2,890

Total Short Term Investments (cost $65,866)		65,833

Total Investments - 103.7% (cost $925,074)		944,918
Other Assets and Liabilities, Net - (3.7%)		(33,640)
Total Net Assets - 100%		$911,278

JNL/Mellon Capital Management
S&P 400 MidCap Index Fund
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 13.7%
99 Cents Only Stores (c)	24	$318
Aaron's Inc. (e)	27	756
Advance Auto Parts Inc. (e)	49	1,986
Aeropostale Inc. (c)	34	1,145
American Eagle Outfitters Inc.	108	1,829
American Greetings Corp.	19	424
AnnTaylor Stores Corp. (c)	30	410
Barnes & Noble Inc. (e)	20	386
Bob Evans Farms Inc.	15	441
BorgWarner Inc.	61	2,010
Boyd Gaming Corp. (c)	27	228
Brinker International Inc.	51	766
Brink's Home Security Holdings Inc. (c) (e)	24	779
Career Education Corp. (c)	36	851
Carmax Inc. (c) (e)	115	2,786
Cheesecake Factory Inc. (c) (e)	31	678
Chico's FAS Inc. (c)	92	1,299
Chipotle Mexican Grill Inc. - Class A (c)	16	1,450
Coldwater Creek Inc. (c) (e)	26	118
Collective Brands Inc. (c)	33	761
Corinthian Colleges Inc. (c) (e)	44	603
Dick's Sporting Goods Inc. (c)	46	1,155
Dollar Tree Inc. (c)	46	2,209
DreamWorks Animation SKG Inc. (c)	39	1,564
Foot Locker Inc.	81	907
Fossil Inc. (c)	25	839
Gentex Corp.	72	1,278
Guess? Inc.	30	1,275
HanesBrands Inc. (c)	49	1,191
Harte-Hanks Inc.	18	192
International Speedway Corp. - Class A	16	446
ITT Educational Services Inc. (c) (e)	16	1,521
J Crew Group Inc. (c) (e)	29	1,300
John Wiley & Sons Inc.	21	899
KB Home	37	506
Lamar Advertising Co. (c)	28	862
Life Time Fitness Inc. (c) (e)	22	543
LKQ Corp. (c) (e)	73	1,438
Matthews International Corp. - Class A (e)	15	541
MDC Holdings Inc.	20	609
Mohawk Industries Inc. (c)	29	1,387
NetFlix Inc. (c) (e)	22	1,237
NVR Inc. (c)	3	2,188
Panera Bread Co. - Class A (c)	16	1,097
PetSmart Inc. (e)	64	1,710
Phillips-Van Heusen Corp.	27	1,092
Regis Corp.	29	453
Rent-A-Center Inc. (c)	34	611
Ryland Group Inc.	22	440
Saks Inc. (c) (e)	84	552
Scholastic Corp.	13	377
Scientific Games Corp. - Class A (c)	33	476
Service Corp. International	132	1,079
Sotheby's - Class A (e)	34	757
Strayer Education Inc. (e)	7	1,544
Thor Industries Inc.	18	561
Timberland Co. - Class A (c)	23	412
Toll Brothers Inc. (c) (e)	71	1,339
Tupperware Brands Corp.	33	1,536
Under Armour Inc. - Class A (c) (e)	19	515
Urban Outfitters Inc. (c)	67	2,350
Warnaco Group Inc. (c)	24	998
Wendy's/Arby's Group Inc.	184	865
Williams-Sonoma Inc.	55	1,141
WMS Industries Inc. (c) (e)	27	1,098
		65,114
CONSUMER STAPLES - 3.9%
Alberto-Culver Co.	44	1,299
BJ's Wholesale Club Inc. (c) (e)	29	947
Church & Dwight Co. Inc.	36	2,204
Corn Products International Inc.	39	1,137
Energizer Holdings Inc. (c)	36	2,215
Flowers Foods Inc. (e)	39	923
Green Mountain Coffee Roasters Inc. (c) (e)	18	1,477
Hansen Natural Corp. (c)	36	1,394
Lancaster Colony Corp.	10	486
NBTY Inc. (c)	32	1,398
PepsiAmericas Inc.	29	853
Ralcorp Holdings Inc. (c)	29	1,756
Ruddick Corp. (e)	21	549
Smithfield Foods Inc. (c)	73	1,111
Tootsie Roll Industries Inc. (e)	14	382
Universal Corp. (e)	13	593
		18,724
ENERGY - 6.7%
Arch Coal Inc. (e)	84	1,874
Atwood Oceanics Inc. (c)	29	1,054
Bill Barrett Corp. (c)	20	627
Cimarex Energy Co.	43	2,292
Comstock Resources Inc. (c)	24	983
Encore Acquisition Co. (c)	29	1,384
Exterran Holdings Inc. (c) (e)	33	699
Forest Oil Corp. (c)	58	1,297
Frontier Oil Corp.	53	633
Helix Energy Solutions Group Inc. (c)	46	538
Helmerich & Payne Inc.	55	2,181
Mariner Energy Inc. (c)	53	617
Newfield Exploration Co. (c)	69	3,318
Oceaneering International Inc. (c)	28	1,666
Overseas Shipholding Group Inc.	12	518
Patriot Coal Corp. (c)	39	606
Patterson-UTI Energy Inc.	80	1,224
Plains Exploration & Production Co. (c)	72	1,997
Pride International Inc. (c)	90	2,884
Quicksilver Resources Inc. (c)	62	924
Southern Union Co.	64	1,462
Superior Energy Services Inc. (c)	41	988
Tidewater Inc.	27	1,287
Unit Corp. (c)	20	862
		31,915
FINANCIALS - 18.9%
Affiliated Managers Group Inc. (c) (e)	22	1,470
Alexandria Real Estate Equities Inc. (e)	23	1,474
AMB Property Corp. (e)	76	1,938
American Financial Group Inc.	41	1,025
AmeriCredit Corp. (c) (e)	50	951
Apollo Investment Corp.	91	864
Arthur J Gallagher & Co.	53	1,190
Associated Banc-Corp	67	734
Astoria Financial Corp.	43	530
BancorpSouth Inc. (e)	38	896
Bank of Hawaii Corp.	25	1,172
BRE Properties Inc. - Class A (e)	28	935
Brown & Brown Inc. (e)	61	1,101
Camden Property Trust	33	1,412
Cathay General Bancorp (e)	30	225
City National Corp. (e)	23	1,026
Commerce Bancshares Inc.	38	1,465
Corporate Office Properties Trust (e)	30	1,109
Cousins Properties Inc.	50	381
Cullen/Frost Bankers Inc. (e)	31	1,555
Duke Realty Corp.	116	1,415
Eaton Vance Corp.	61	1,852
Equity One Inc.	15	249
Essex Property Trust Inc. (e)	15	1,265
Everest Re Group Ltd.	31	2,680
Federal Realty Investment Trust (e)	32	2,148
Fidelity National Financial Inc. - Class A	120	1,609
First American Corp.	52	1,726
First Niagara Financial Group Inc.	98	1,359
FirstMerit Corp. (e)	45	899
Fulton Financial Corp. (e)	92	800
Hanover Insurance Group Inc. (e)	25	1,132
HCC Insurance Holdings Inc.	58	1,632
Highwoods Properties Inc. (e)	37	1,231
Horace Mann Educators Corp.	19	244
Hospitality Properties Trust	64	1,518
International Bancshares Corp.	27	514
Jefferies Group Inc. (c)	61	1,454
Jones Lang LaSalle Inc. (e)	22	1,312
Liberty Property Trust	58	1,869
Macerich Co. (e)	50	1,799
Mack-Cali Realty Corp.	41	1,411
Mercury General Corp.	19	728
MSCI Inc. (c)	54	1,706
Nationwide Health Properties Inc.	58	2,046
New York Community Bancorp Inc. (e)	215	3,123
NewAlliance Bancshares Inc. (e)	55	664
Old Republic International Corp.	125	1,255
Omega Healthcare Investors Inc. (e)	44	862
PacWest Bancorp	15	312
Potlatch Corp.	21	661
Protective Life Corp.	43	711
Raymond James Financial Inc. (e)	51	1,219
Rayonier Inc.	41	1,737
Realty Income Corp. (e)	54	1,402
Regency Centers Corp. (e)	42	1,461
Reinsurance Group of America Inc.	38	1,799
SEI Investments Co.	67	1,179
Senior Housing Properties Trust	66	1,445
SL Green Realty Corp. (e)	40	2,011
StanCorp Financial Group Inc. (e)	26	1,023
SVB Financial Group (c) (e)	21	890
Synovus Financial Corp.	254	520
TCF Financial Corp. (e)	58	795
Trustmark Corp. (e)	28	628
UDR Inc.	79	1,305
Unitrin Inc.	26	574
Valley National Bancorp	77	1,086
Waddell & Reed Financial Inc. - Class A	44	1,353
Washington Federal Inc.	58	1,128
Webster Financial Corp.	32	375
Weingarten Realty Investors	54	1,072
Westamerica Bancorporation (e)	15	812
Wilmington Trust Corp. (e)	34	419
WR Berkley Corp.	70	1,726
		89,598
HEALTH CARE - 12.0%
Affymetrix Inc. (c)	35	202
Beckman Coulter Inc.	36	2,351
Bio-Rad Laboratories Inc. - Class A (c)	10	965
Cerner Corp. (c) (e)	35	2,893
Charles River Laboratories International Inc. (c)	34	1,154
Community Health Systems Inc. (c)	48	1,716
Covance Inc. (c) (e)	33	1,812
Edwards Lifesciences Corp. (c)	29	2,545
Endo Pharmaceuticals Holdings Inc. (c)	61	1,249
Gen-Probe Inc. (c)	25	1,082
Health Management Associates Inc. (c)	129	939
Health Net Inc. (c)	54	1,257
Henry Schein Inc. (c) (e)	47	2,466
Hill-Rom Holdings Inc.	31	755
Hologic Inc. (c)	134	1,939
Idexx Laboratories Inc. (c) (e)	30	1,624
Immucor Inc. (c)	37	740
Kindred Healthcare Inc. (c)	19	357
Kinetic Concepts Inc. (c)	32	1,212
LifePoint Hospitals Inc. (c)	28	894
Lincare Holdings Inc. (c) (e)	35	1,313
Masimo Corp. (c) (e)	27	823
Medicis Pharmaceutical Corp. (e)	31	838
Mettler Toledo International Inc. (c)	18	1,837
Omnicare Inc.	62	1,498
OSI Pharmaceuticals Inc. (c) (e)	29	903
Owens & Minor Inc.	21	900
Perrigo Co. (e)	42	1,663
Pharmaceutical Product Development Inc.	61	1,438
Psychiatric Solutions Inc. (c)	29	620
ResMed Inc. (c) (e)	39	2,031
STERIS Corp.	29	822
Techne Corp.	19	1,326
Teleflex Inc.	21	1,112
Thoratec Corp. (c) (e)	28	765
United Therapeutics Corp. (c)	25	1,295
Universal Health Services Inc.	51	1,557
Valeant Pharmaceutical International (c)	35	1,115
Varian Inc. (c)	15	748
VCA Antech Inc. (c)	44	1,107
Vertex Pharmaceuticals Inc. (c) (e)	100	4,273
WellCare Health Plans Inc. (c)	21	781
		56,917
INDUSTRIALS - 14.4%
AECOM Technology Corp. (c)	58	1,606
AGCO Corp. (c) (e)	48	1,551
AirTran Holdings Inc. (c) (e)	67	351
Alaska Air Group Inc. (c)	18	618
Alexander & Baldwin Inc. (e)	21	732
Alliant Techsystems Inc. (c)	17	1,508
AMETEK Inc.	56	2,137
BE Aerospace Inc. (c) (e)	53	1,234
Brink's Co.	24	582
Bucyrus International Inc. - Class A	39	2,195
Carlisle Cos. Inc.	32	1,091
Clean Harbors Inc. (c)	12	709
Con-Way Inc.	26	894
Copart Inc. (c) (e)	35	1,280
Corporate Executive Board Co.	18	414
Corrections Corp. of America (c)	60	1,471
Crane Co.	24	720
Deluxe Corp. (e)	26	387
Donaldson Co. Inc. (e)	40	1,705
Federal Signal Corp.	27	162
FTI Consulting Inc. (c)	27	1,269
GATX Corp. (e)	23	665
Graco Inc. (e)	31	884
Granite Construction Inc.	17	571
Harsco Corp.	42	1,344
Herman Miller Inc. (e)	29	455
HNI Corp. (e)	23	649
Hubbell Inc. - Class B	31	1,450
IDEX Corp. (e)	42	1,307
JB Hunt Transport Services Inc.	46	1,469
JetBlue Airways Corp. (c)	104	566
Joy Global Inc.	53	2,734
Kansas City Southern (c) (e)	50	1,658
KBR Inc.	83	1,581
Kennametal Inc.	42	1,096
Kirby Corp. (c)	28	975
Korn/Ferry International (c)	23	386
Landstar System Inc.	26	998
Lennox International Inc.	25	988
Lincoln Electric Holdings Inc.	22	1,181
Manpower Inc.	41	2,219
Mine Safety Appliances Co.	16	425
MPS Group Inc. (c)	49	668
MSC Industrial Direct Co. - Class A	23	1,074
Navigant Consulting Inc. (c)	27	394
Nordson Corp.	17	1,031
Oshkosh Corp.	46	1,718
Pentair Inc.	51	1,648
Regal-Beloit Corp.	19	995
Rollins Inc.	22	425
Shaw Group Inc. (c)	43	1,249
SPX Corp.	26	1,399
Terex Corp. (c)	56	1,113
Thomas & Betts Corp. (c)	27	975
Timken Co.	41	979
Trinity Industries Inc. (e)	41	720
United Rentals Inc. (c)	32	316
URS Corp. (c)	44	1,937
Valmont Industries Inc. (e)	10	783
Wabtec Corp. (e)	25	1,010
Waste Connections Inc. (c)	40	1,336
Watson Wyatt Worldwide Inc.	22	1,054
Werner Enterprises Inc.	21	422
Woodward Governor Co.	30	762
		68,225
INFORMATION TECHNOLOGY - 15.0%
3Com Corp. (c)	203	1,526
ACI Worldwide Inc. (c)	18	312
Acxiom Corp. (c)	40	539
ADC Telecommunications Inc. (c)	50	309
ADTRAN Inc. (e)	28	633
Advent Software Inc. (c) (e)	8	340
Alliance Data Systems Corp. (c) (e)	27	1,717
Ansys Inc. (c)	46	1,998
AOL Inc. (c)	56	1,303
Arrow Electronics Inc. (c)	62	1,839
Atmel Corp. (c)	236	1,087
Avnet Inc. (c)	78	2,364
Broadridge Financial Solutions Inc.	70	1,572
Cadence Design Systems Inc. (c)	134	805
Ciena Corp. (c) (e)	46	496
CommScope Inc. (c)	49	1,292
Convergys Corp. (c)	61	661
Cree Inc. (c)	54	3,025
Diebold Inc. (e)	33	945
Digital River Inc. (c)	20	530
DST Systems Inc. (c)	20	855
Equinix Inc. (c) (e)	20	2,144
F5 Networks Inc. (c)	41	2,177
Factset Research Systems Inc. (e)	22	1,439
Fair Isaac Corp. (e)	24	509
Fairchild Semiconductor International Inc. (c)	65	646
Gartner Inc. - Class A (c)	31	567
Global Payments Inc.	42	2,262
Hewitt Associates Inc. - Class A (c)	43	1,823
Informatica Corp. (c) (e)	46	1,202
Ingram Micro Inc. - Class A (c)	85	1,482
Integrated Device Technology Inc. (c)	88	567
International Rectifier Corp. (c)	36	792
Intersil Corp. (e)	61	942
Itron Inc. (c)	21	1,407
Jack Henry & Associates Inc.	44	1,018
Lam Research Corp. (c)	66	2,585
Lender Processing Services Inc.	50	2,019
Mantech International Corp. - Class A (c)	12	567
Mentor Graphics Corp. (c)	50	444
Micros Systems Inc. (c)	41	1,284
National Instruments Corp. (e)	28	836
NCR Corp. (c)	80	888
NeuStar Inc. - Class A (c)	37	857
Palm Inc. (c) (e)	83	830
Parametric Technology Corp. (c)	61	1,002
Plantronics Inc.	26	666
Polycom Inc. (c) (e)	44	1,095
Quest Software Inc. (c)	31	574
RF Micro Devices Inc. (c)	135	642
Rovi Corp. (c)	53	1,703
Semtech Corp. (c)	32	553
Silicon Laboratories Inc. (c) (e)	24	1,147
Solera Holdings Inc.	36	1,302
SRA International Inc. - Class A (c)	21	401
Sybase Inc. (c)	42	1,835
Synopsys Inc. (c)	76	1,684
Tech Data Corp. (c)	26	1,233
Trimble Navigation Ltd. (c)	62	1,574
ValueClick Inc. (c)	42	428
Vishay Intertechnology Inc. (c)	94	783
Zebra Technologies Corp. (c)	31	868
		70,925
MATERIALS - 6.3%
Albemarle Corp. (e)	48	1,729
AptarGroup Inc.	35	1,254
Ashland Inc.	39	1,540
Cabot Corp.	33	862
Carpenter Technology Corp.	23	620
Commercial Metals Co.	59	916
Cytec Industries Inc.	25	921
Grief Inc.	18	963
Louisiana-Pacific Corp. (c) (e)	66	461
Lubrizol Corp.	35	2,580
Martin Marietta Materials Inc. (e)	23	2,068
Minerals Technologies Inc.	10	538
Olin Corp.	41	717
Packaging Corp. of America	53	1,230
Reliance Steel & Aluminum Co.	33	1,435
RPM International Inc.	67	1,363
Scotts Miracle-Gro Co.	23	922
Sensient Technologies Corp.	25	645
Silgan Holdings Inc.	14	801
Sonoco Products Co.	52	1,518
Steel Dynamics Inc.	112	1,981
Temple-Inland Inc.	56	1,172
Terra Industries Inc.	52	1,667
Valspar Corp.	52	1,420
Worthington Industries Inc.	30	387
		29,710
TELECOMMUNICATION SERVICES - 0.9%
Cincinnati Bell Inc. (c)	102	353
Syniverse Holdings Inc. (c)	36	633
Telephone & Data Systems Inc.	49	1,647
tw telecom inc. (c)	77	1,320
		3,953
UTILITIES - 6.6%
AGL Resources Inc.	40	1,465
Alliant Energy Corp.	57	1,736
Aqua America Inc. (e)	71	1,239
Atmos Energy Corp.	48	1,413
Black Hills Corp. (e)	20	527
Cleco Corp.	30	830
DPL Inc.	62	1,714
Dynegy Inc. (c)	252	456
Energen Corp.	37	1,741
Great Plains Energy Inc. (e)	70	1,362
Hawaiian Electric Industries Inc. (e)	48	1,000
IDACORP Inc.	24	759
MDU Resources Group Inc.	97	2,296
National Fuel Gas Co.	42	2,088
NSTAR	55	2,037
NV Energy Inc.	122	1,507
OGE Energy Corp.	50	1,852
Oneok Inc.	55	2,436
PNM Resources Inc.	46	577
UGI Corp.	56	1,366
Vectren Corp.	42	1,041
Westar Energy Inc.	57	1,230
WGL Holdings Inc. (e)	25	843
		31,515

Total Common Stocks (cost $488,407)		466,596

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$2,206	94

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,206)		94

SHORT TERM INVESTMENTS - 16.1%
Mutual Funds - 1.5%
JNL Money Market Fund, 0.07% (a) (h)	7,170	7,170

Securities Lending Collateral - 14.5%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	45,205	45,205
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	23,499	23,450
		68,655
U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 0.22%, 03/11/10 (o)	$710	710

Total Short Term Investments (cost $76,584)		76,535

Total Investments - 114.5% (cost $567,197)		543,225
Other Assets and Liabilities, Net - (14.5%)		(68,905)
Total Net Assets - 100%		$474,320

JNL/Mellon Capital Management
Small Cap Index Fund
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 13.4%
1-800-Flowers.com Inc. (c)	14	$38
99 Cents Only Stores (c)	24	314
AFC Enterprises Inc. (c)	12	97
Ambassadors Group Inc.	9	117
American Apparel Inc. (c)	16	48
American Axle & Manufacturing Holdings Inc. (c) (e)	23	186
American Greetings Corp.	19	418
American Public Education Inc. (c)	9	308
America's Car-Mart Inc. (c)	5	136
Amerigon Inc. (c)	11	91
Ameristar Casinos Inc.	12	183
AnnTaylor Stores Corp. (c)	29	394
Arbitron Inc. (e)	14	318
ArvinMeritor Inc. (c)	37	411
Asbury Automotive Group Inc. (c)	16	185
Ascent Media Corp. (c)	7	180
Audiovox Corp. (c)	9	64
Bally Technologies Inc. (c)	27	1,123
Beazer Homes USA Inc. (c)	22	107
Bebe Stores Inc.	13	79
Belo Corp.	46	252
Benihana Inc. - Class A (c)	6	22
Big 5 Sporting Goods Corp.	11	182
BJ's Restaurants Inc. (c)	9	173
Blue Nile Inc. (c)	6	407
Bluegreen Corp. (c)	6	15
Blyth Inc.	3	92
Bob Evans Farms Inc.	16	451
Books-A-Million Inc.	3	21
Borders Group Inc. (c)	25	30
Bridgepoint Education Inc. (c) (e)	7	105
Brookfield Homes Corp. (c) (e)	6	48
Brown Shoe Co. Inc.	20	193
Brunswick Corp.	44	559
Buckle Inc. (e)	12	365
Buffalo Wild Wings Inc. (c) (e)	9	369
Build-A-Bear Workshop Inc. (c)	9	42
Cabela's Inc. - Class A (c) (e)	21	293
California Pizza Kitchen Inc. (c) (e)	9	122
Callaway Golf Co.	31	230
Capella Education Co. (c) (e)	7	536
Caribou Coffee Co. Inc. (c) (e)	3	24
Carmike Cinemas Inc. (c)	5	37
Carrol's Restaurant Group Inc. (c)	5	36
Carter's Inc. (c)	28	748
Cato Corp. - Class A	14	284
Cavco Industries Inc. (c) (e)	3	108
CEC Entertainment Inc. (c)	11	361
Charming Shoppes Inc. (c) (e)	57	370
Cheesecake Factory Inc. (c) (e)	30	653
Cherokee Inc.	4	65
Childrens Place Retail Stores Inc. (c) (e)	11	372
China Automotive Systems Inc. (c) (e)	2	39
ChinaCast Education Corp. (c)	15	115
Christopher & Banks Corp.	18	139
Churchill Downs Inc.	5	171
Cinemark Holdings Inc.	15	219
Citi Trends Inc. (c)	7	202
CKE Restaurants Inc.	23	197
CKX Inc. (c)	27	144
Coinstar Inc. (c) (e)	15	424
Coldwater Creek Inc. (c) (e)	27	120
Collective Brands Inc. (c)	32	734
Columbia Sportswear Co. (e)	6	222
Conn's Inc. (c) (e)	4	26
Cooper Tire & Rubber Co.	29	581
Core-Mark Holding Co. Inc. (c) (e)	5	151
Corinthian Colleges Inc. (c) (e)	39	537
CPI Corp.	2	27
Cracker Barrel Old Country Store Inc. (e)	11	436
Crocs Inc. (c)	40	232
Crown Media Holdings Inc. (c) (e)	5	8
CSS Industries Inc.	4	69
Dana Holding Corp. (c)	65	702
Deckers Outdoor Corp. (c)	7	671
Denny's Corp. (c)	45	98
Destination Maternity Corp. (c) (e)	2	40
Dillard's Inc. - Class A (e)	25	469
DineEquity Inc. (c) (e)	9	211
Dolan Media Co. (c)	15	152
Domino's Pizza Inc. (c) (e)	18	149
Dorman Products Inc. (c)	5	83
Dover Downs Gaming & Entertainment Inc.	7	25
Dress Barn Inc. (c)	28	655
Drew Industries Inc. (c)	9	179
Drugstore.com Inc. (c)	40	122
DSW Inc. (c)	6	165
Eastman Kodak Co. (c) (e)	131	553
Einstein Noah Restaurant Group Inc. (c) (e)	2	23
Ethan Allen Interiors Inc. (e)	12	160
EW Scripps Co. (c)	13	90
Exide Technologies (c)	26	182
FGX International Holdings Ltd. (c)	7	134
Finish Line - Class A	20	255
Fisher Communications Inc. (c)	4	64
Fossil Inc. (c)	23	767
Fred's Inc.	21	211
Frisch's Restaurants Inc.	1	24
Fuel Systems Solutions Inc. (c)	7	293
Fuqi International Inc. (c) (e)	7	118
Furniture Brands International Inc. (c)	23	124
Gaiam Inc. (c)	8	61
Gander Mountain Co. (c)	2	11
Gaylord Entertainment Co. (c) (e)	17	338
Genesco Inc. (c)	12	319
G-III Apparel Group Ltd. (c) (e)	7	149
Global Sources Ltd. (c)	8	51
Grand Canyon Education Inc. (c) (e)	7	138
Great Wolf Resorts Inc. (c)	11	27
Group 1 Automotive Inc. (c) (e)	12	348
Gymboree Corp. (c)	14	618
Harte-Hanks Inc.	18	192
Haverty Furniture Cos. Inc.	8	115
Hawk Corp. (c)	2	43
Helen of Troy Ltd. (c)	15	372
hhgregg Inc. (c) (e)	6	128
Hibbett Sports Inc. (c) (e)	14	311
Hooker Furniture Corp.	5	64
HOT Topic Inc. (c)	21	132
Hovnanian Enterprises Inc. - Class A (c) (e)	25	95
HSN Inc. (c)	20	400
Iconix Brand Group Inc. (c)	36	457
Interval Leisure Group Inc. (c)	20	246
iRobot Corp. (c)	9	160
Isle of Capri Casinos Inc. (c)	8	59
J Crew Group Inc. (c) (e)	25	1,123
Jack in the Box Inc. (c)	28	547
Jackson Hewitt Tax Service Inc. (c)	15	64
Jakks Pacific Inc. (c)	13	160
Jo-Ann Stores Inc. (c)	13	488
Jones Apparel Group Inc.	42	669
Jos. A. Bank Clothiers Inc. (c)	9	392
Journal Communications Inc. - Class A	20	78
K12 Inc. (c) (e)	12	238
Kenneth Cole Productions Inc. (c) (e)	5	49
Kirkland's Inc. (c)	6	112
Knology Inc. (c)	14	150
Krispy Kreme Doughnuts Inc. (c)	27	79
K-Swiss Inc. - Class A (c)	12	123
Lakes Entertainment Inc. (c)	8	21
Landry's Restaurants Inc. (c) (e)	4	91
La-Z-Boy Inc. (c) (e)	26	247
Leapfrog Enterprises Inc. (c)	18	68
Learning Tree International Inc. (c) (e)	5	59
Life Time Fitness Inc. (c) (e)	20	489
LIN TV Corp. (c)	17	75
Lincoln Educational Services Corp. (c)	4	95
Lithia Motors Inc. - Class A (c)	9	72
Live Nation Inc. (c)	43	365
Liz Claiborne Inc. (c) (e)	48	271
LodgeNet Interactive Corp. (c)	9	50
Luby's Inc. (c)	10	38
Lululemon Athletica Inc. (c) (e)	20	600
Lumber Liquidators Inc. (c) (e)	8	205
M/I Homes Inc. (c)	9	89
Mac-Gray Corp. (c)	6	63
Maidenform Brands Inc. (c)	10	160
Marcus Corp.	9	119
Marine Products Corp. (e)	5	26
Martha Stewart Living Omnimedia Inc. (c)	14	68
Matthews International Corp. - Class A (e)	15	543
McCormick & Schmick's Seafood Restaurants Inc. (c)	7	46
Mediacom Communications Corp. (c)	18	81
Men's Wearhouse Inc.	25	534
Meritage Homes Corp. (c)	15	298
Midas Inc. (c)	7	61
Modine Manufacturing Co. (c)	17	197
Monarch Casino & Resort Inc. (c) (e)	5	41
Monro Muffler Brake Inc.	9	287
Morgans Hotel Group Co. (c)	13	59
Movado Group Inc.	8	80
Multimedia Games Inc. (c)	14	85
National CineMedia Inc.	21	345
National Presto Industries Inc.	2	248
New York & Co. Inc. (c)	11	49
NIVS IntelliMedia Technology Group Inc. (c)	4	10
Nobel Learning Communities Inc. (c)	2	14
NutriSystem Inc. (e)	16	488
O'Charley's Inc. (c)	9	60
OfficeMax Inc. (c)	38	479
Orbitz Worldwide Inc. (c)	20	147
Orient-Express Hotels Ltd. (c) (e)	38	384
Outdoor Channel Holdings Inc. (c)	6	38
Overstock.com Inc. (c) (e)	7	100
Oxford Industries Inc.	7	137
Pacific Sunwear of California Inc. (c)	32	127
Papa John's International Inc. (c)	10	241
Peets Coffee & Tea Inc. (c)	6	192
PEP Boys-Manny Moe & Jack	24	205
Perry Ellis International Inc. (c)	6	88
PetMed Express Inc. (e)	11	195
PF Chang's China Bistro Inc. (c) (e)	12	458
Pier 1 Imports Inc. (c)	52	264
Pinnacle Entertainment Inc. (c)	31	277
Playboy Enterprises Inc. - Class B (c)	12	38
Polaris Industries Inc.	15	651
Pool Corp.	24	467
Pre-Paid Legal Services Inc. (c) (e)	3	142
PRIMEDIA Inc.	12	44
Princeton Review Inc. (c)	7	27
Quicksilver Inc. (c)	62	126
Raser Technologies Inc. (c)	25	31
RC2 Corp. (c)	11	167
RCN Corp. (c)	18	190
Reading International Inc. - Class A (c) (e)	8	32
Red Lion Hotels Corp. (c)	6	30
Red Robin Gourmet Burgers Inc. (c)	7	131
Regis Corp.	29	450
Rent-A-Center Inc. (c)	32	570
Rentrak Corp. (c)	5	87
Retail Ventures Inc. (c)	15	136
Rex Stores Corp. (c)	4	60
Ruby Tuesday Inc. (c)	34	243
Rue21 Inc. (c)	2	70
Ruth's Hospitality Group Inc. (c) (e)	12	26
Ryland Group Inc.	22	430
Saks Inc. (c) (e)	59	385
Sally Beauty Holdings Inc. (c)	48	367
Scholastic Corp.	11	328
Sealy Corp. (c) (e)	23	71
Shoe Carnival Inc. (c)	4	88
Shuffle Master Inc. (c)	27	221
Shutterfly Inc. (c)	10	173
Sinclair Broadcast Group Inc. - Class A (c)	19	77
Skechers U.S.A. Inc. - Class A (c)	17	496
Skyline Corp.	3	59
Smith & Wesson Holding Corp. (c) (e)	32	130
Sonic Automotive Inc. (c)	16	169
Sonic Corp. (c)	31	313
Sotheby's - Class A (e)	34	760
Spartan Motors Inc.	16	88
Speedway Motorsports Inc.	6	112
Sport Supply Group Inc.	4	52
Stage Stores Inc.	19	233
Stamps.com Inc. (c)	6	58
Standard Motor Products Inc. (c)	8	69
Standard-Pacific Corp. (c)	50	188
Stanley Furniture Co. Inc. (c) (e)	5	46
Steak n Shake Co. (c) (e)	1	205
Stein Mart Inc. (c)	12	128
Steiner Leisure Ltd. (c) (e)	8	298
Steinway Musical Instruments Inc. (c)	4	61
Steven Madden Ltd. (c)	8	321
Stewart Enterprises Inc. - Class A (e)	40	207
Stoneridge Inc. (c)	7	66
Sturm Ruger & Co. Inc. (e)	10	94
Superior Industries International Inc.	11	170
Syms Corp. (c) (e)	3	23
Systemax Inc.	5	82
Talbots Inc. (c) (e)	12	107
Tempur-Pedic International Inc. (c)	38	888
Tenneco Inc. (c)	27	487
Texas Roadhouse Inc. - Class A (c) (e)	24	266
Ticketmaster Entertainment Inc. (c)	19	233
Timberland Co. - Class A (c)	21	385
Town Sports International Holdings Inc. (c)	10	22
Tractor Supply Co. (c) (e)	18	952
True Religion Apparel Inc. (c)	13	232
Tuesday Morning Corp. (c)	14	37
Tupperware Brands Corp.	31	1,453
U.S. Auto Parts Network Inc. (c) (e)	5	24
Ulta Salon Cosmetics & Fragrance Inc. (c)	14	261
Under Armour Inc. - Class A (c) (e)	17	458
Unifi Inc. (c)	22	85
UniFirst Corp.	7	347
Universal Electronics Inc. (c)	7	159
Universal Technical Institute Inc. (c)	9	188
Universal Travel Group (c)	4	45
Vail Resorts Inc. (c)	15	561
Valassis Communications Inc. (c)	23	424
Value Line Inc.	1	15
Vitacost.com Inc. (c)	5	56
Vitamin Shoppe Inc. (c)	3	76
Volcom Inc. (c)	9	148
Warnaco Group Inc. (c)	23	966
West Marine Inc. (c)	6	51
Wet Seal Inc. (c)	46	160
Weyco Group Inc.	3	75
Winnebago Industries Inc. (c) (e)	14	176
Wolverine World Wide Inc.	24	652
Wonder Auto Technology Inc. (c)	7	88
World Wrestling Entertainment Inc. (e)	10	157
Youbet.com Inc. (c)	13	38
Zale Corp. (c) (e)	13	35
Zumiez Inc. (c) (e)	10	121
		63,822
CONSUMER STAPLES - 3.3%
AgFeed Industries Inc. (c) (e)	13	64
Alico Inc. (e)	2	46
Alliance One International Inc. (c) (e)	43	209
American Dairy Inc. (c) (e)	5	113
American Italian Pasta Co. (c)	10	360
American Oriental Bioengineering Inc. (c) (e)	30	139
Andersons Inc.	9	225
Arden Group Inc. - Class A	1	54
B&G Foods Inc.	16	145
Bare Escentuals Inc. (c)	33	402
Boston Beer Co. Inc. - Class A (c)	4	193
Calavo Growers Inc.	5	80
Cal-Maine Foods Inc. (e)	7	231
Casey's General Stores Inc. (e)	25	813
Central Garden & Pet Co. - Class A (c)	31	304
Chattem Inc. (c)	9	882
China Sky One Medical Inc. (c) (e)	5	110
China-Biotics Inc. (c)	3	48
Chiquita Brands International Inc. (c)	22	399
Coca-Cola Bottling Co. Consolidated	2	107
Darling International Inc. (c)	42	353
Diamond Foods Inc.	8	302
Diedrich Coffee Inc. (c)	1	47
Dole Food Co. Inc. (c) (e)	16	193
Elizabeth Arden Inc. (c)	11	165
Farmer Bros. Co.	3	61
Female Health Co. (c)	7	33
Fresh Del Monte Produce Inc. (c)	21	459
Great Atlantic & Pacific Tea Co. (c) (e)	18	209
Griffin Land & Nurseries Inc.	2	44
Hain Celestial Group Inc. (c)	20	341
Harbinger Group Inc. (c)	4	27
Heckmann Corp. (c)	40	202
HQ Sustainable Maritime Industries Inc. (c) (e)	4	30
Imperial Sugar Co. (e)	6	100
Ingles Markets Inc. - Class A	6	91
Inter Parfums Inc.	8	96
J&J Snack Foods Corp.	7	290
Lancaster Colony Corp.	9	466
Lance Inc.	14	371
Lifeway Foods Inc. (c) (e)	2	26
Mannatech Inc.	7	23
Medifast Inc. (c)	7	205
Nash Finch Co.	7	248
National Beverage Corp.	5	70
Nu Skin Enterprises Inc. (e)	25	669
Nutraceutical International Corp. (c)	5	60
Oil-Dri Corp. of America	2	35
Omega Protein Corp. (c) (e)	10	43
Orchids Paper Products Co. (c) (e)	2	43
Overhill Farms Inc. (c)	7	34
Pantry Inc. (c)	11	144
Prestige Brands Holdings Inc. (c)	17	137
PriceSmart Inc.	7	152
Revlon Inc. (c)	8	142
Ruddick Corp. (e)	21	540
Sanderson Farms Inc.	10	435
Schiff Nutrition International Inc.	5	42
Seneca Foods Corp. (c)	4	100
Smart Balance Inc. (c)	30	178
Spartan Stores Inc.	11	151
Star Scientific Inc. (c)	34	24
Susser Holdings Corp. (c)	3	30
Synutra International Inc. (c) (e)	8	111
Tootsie Roll Industries Inc. (e)	12	338
TreeHouse Foods Inc. (c)	15	598
United Natural Foods Inc. (c)	21	559
Universal Corp. (e)	13	575
USANA Health Sciences Inc. (c)	3	94
Vector Group Ltd.	20	279
Village Super Market Inc.	3	77
WD-40 Co.	8	274
Weis Markets Inc.	5	191
Winn-Dixie Stores Inc. (c) (e)	28	280
Zhongpin Inc. (c)	11	172
		15,883
ENERGY - 4.9%
Allis-Chalmers Energy Inc. (c)	31	118
Alon USA Energy Inc. (e)	5	31
Apco Oil And Gas International Inc.	5	104
Approach Resources Inc. (c)	6	43
Arena Resources Inc. (c) (e)	19	827
Atlas Energy Inc.	32	953
ATP Oil & Gas Corp. (c)	17	318
Basic Energy Services Inc. (c)	12	106
Berry Petroleum Co. - Class A (e)	21	609
Bill Barrett Corp. (c) (e)	19	582
Bolt Technology Corp. (c)	5	51
Boots & Coots Inc. (c)	34	57
BPZ Resources Inc. (c)	47	450
Brigham Exploration Co. (c)	46	627
Bristow Group Inc. (c)	17	646
Bronco Drilling Co. Inc. (c) (e)	12	62
Cal Dive International Inc. (c)	21	159
CARBO Ceramics Inc.	10	664
Carrizo Oil & Gas Inc. (c) (e)	14	365
Cheniere Energy Inc. (c) (e)	26	63
Clayton Williams Energy Inc. (c)	3	96
Clean Energy Fuels Corp. (c) (e)	17	269
Cloud Peak Energy Inc. (c)	13	193
Complete Production Services Inc. (c)	29	377
Contango Oil & Gas Co. (c)	6	281
CREDO Petroleum Corp. (c)	3	29
Crosstex Energy Inc.	19	115
Cubic Energy Inc. (c)	12	19
CVR Energy Inc. (c)	11	76
Dawson Geophysical Co. (c)	4	91
Delek US Holdings Inc. (e)	6	39
Delta Petroleum Corp. (c) (e)	90	93
DHT Maritime Inc. (e)	24	89
Dril-Quip Inc. (c)	14	800
Endeavour International Corp. (c)	52	56
ENGlobal Corp. (c)	14	43
Evergreen Energy Inc. (c)	25	9
FX Energy Inc. (c)	20	57
General Maritime Corp. (e)	23	161
Geokinetics Inc. (c)	3	27
GeoResources Inc. (c)	3	44
Global Industries Ltd. (c) (e)	49	350
GMX Resources Inc. (c) (e)	13	177
Golar LNG Ltd. (c)	16	200
Goodrich Petroleum Corp. (c) (e)	13	304
Gran Tierra Energy Inc. (c)	100	574
Green Plains Renewable Energy Inc. (c)	4	63
Gulf Island Fabrication Inc.	6	132
Gulfmark Offshore Inc. (c)	12	329
Gulfport Energy Corp. (c)	13	152
Harvest Natural Resources Inc. (c)	17	91
Hercules Offshore Inc. (c)	49	235
Hornbeck Offshore Services Inc. (c)	12	273
International Coal Group Inc. (c)	46	177
ION Geophysical Corp. (c) (e)	55	327
Isramco Inc. (c)	-	33
James River Coal Co. (c)	14	263
Key Energy Services Inc. (c)	60	531
Knightsbridge Tankers Ltd.	8	112
Lufkin Industries Inc.	7	536
Matrix Service Co. (c)	12	131
McMoRan Exploration Co. (c) (e)	39	311
Natural Gas Services Group Inc. (c) (e)	6	114
Newpark Resources Inc. (c)	42	177
Nordic American Tanker Shipping Ltd.	21	616
Northern Oil and Gas Inc. (c)	16	192
Oilsands Quest Inc. (c)	119	136
OYO Geospace Corp. (c)	2	89
Panhandle Oil and Gas Inc.	3	90
Parker Drilling Co. (c)	59	294
Patriot Coal Corp. (c)	37	578
Penn Virginia Corp.	22	472
Petroleum Development Corp. (c)	10	184
PetroQuest Energy Inc. (c) (e)	27	166
PHI Inc. (c)	6	130
Pioneer Drilling Co. (c)	22	175
PrimeEnergy Corp. (c)	-	10
Rex Energy Corp. (c)	12	141
Rosetta Resources Inc. (c)	27	530
RPC Inc. (e)	13	137
Ship Finance International Ltd. (e)	23	309
Stone Energy Corp. (c)	20	367
Sulphco Inc. (c) (e)	31	21
Superior Well Services Inc. (c)	8	118
Swift Energy Co. (c)	18	435
Syntroleum Corp. (c)	33	88
T-3 Energy Services Inc. (c)	6	160
Teekay Tankers Ltd. (e)	6	49
Tetra Technologies Inc. (c)	37	412
TGC Industries Inc. (c)	6	23
Toreador Resources Corp. (e)	9	93
Union Drilling Inc. (c)	7	41
Uranerz Energy Corp. (c) (e)	20	26
Uranium Energy Corp. (c) (e)	32	120
USEC Inc. (c)	55	213
VAALCO Energy Inc.	28	128
Vantage Drilling Co. (c)	40	64
Venoco Inc. (c)	10	130
W&T Offshore Inc. (e)	17	200
Warren Resources Inc. (c)	33	80
Western Refining Inc. (c) (e)	22	103
Westmoreland Coal Co. (c)	5	47
Willbros Group Inc. (c) (e)	20	342
World Fuel Services Corp. (e)	30	791
Zion Oil & Gas Inc. (c) (e)	6	46
		23,737
FINANCIALS - 19.5%
1st Source Corp.	7	114
Abington Bancorp Inc.	11	75
Acadia Realty Trust	20	342
Advance America Cash Advance Centers Inc.	23	130
Agree Realty Corp. (e)	4	89
Alexander's Inc. (c)	1	321
Alliance Financial Corp. (e)	2	49
Allied Capital Corp. (c)	88	318
Ambac Financial Group Inc. (c) (e)	132	110
American Campus Communities Inc. (e)	25	714
American Capital Agency Corp.	7	187
American Capital Ltd. (c) (e)	142	347
American Equity Investment Life Holding Co. (e)	30	225
American National Bankshares Inc. (e)	3	59
American Physicians Capital Inc.	4	135
American Physicians Service Group Inc.	3	63
American Realty Investors Inc. (c) (e)	1	15
American Safety Insurance Holdings Ltd. (c)	5	72
Ameris Bancorp (e)	7	47
Amerisafe Inc. (c)	9	161
Ames National Corp. (e)	3	64
Ampal American Israel (c)	10	26
AmTrust Financial Services Inc.	10	124
Anworth Mortgage Asset Corp.	55	382
Apollo Commercial Real Estate Finance Inc. (c)	4	65
Apollo Investment Corp.	82	779
Ares Capital Corp. (e)	51	638
Argo Group International Holdings Ltd. (c)	15	438
Arrow Financial Corp. (e)	4	110
Artio Global Investors Inc. (c)	13	319
Ashford Hospitality Trust Inc. (c) (e)	32	149
Asset Acceptance Capital Corp. (c) (e)	7	44
Associated Estates Realty Corp.	8	88
Assured Guaranty Ltd. (e)	59	1,275
Astoria Financial Corp. (e)	42	520
Auburn National Bancorporation Inc. (e)	1	21
Avatar Holdings Inc. (c)	3	57
Baldwin & Lyons Inc. - Class B	4	93
BancFirst Corp.	3	124
Banco Latinoamericano de Comercio Exterior SA (e)	13	183
Bancorp Inc. (c)	5	34
Bancorp Rhode Island Inc. (e)	2	42
Bank Mutual Corp.	22	152
Bank of Kentucky Financial Corp.	1	26
Bank of Marin Bancorp. (e)	3	88
Bank of the Ozarks Inc.	7	192
BankFinancial Corp.	10	99
Banner Corp. (e)	8	22
Bar Harbor Bankshares	1	35
Beneficial Mutual Bancorp Inc. (c)	16	154
Berkshire Hills Bancorp Inc.	6	133
BGC Partners Inc.	21	98
BioMed Realty Trust Inc.	48	753
BlackRock Kelso Capital Corp.	7	59
Boston Private Financial Holdings Inc. (e)	35	203
Bridge Bancorp Inc. (e)	3	78
Broadpoint Gleacher Securities Inc. (c) (e)	27	122
Brookline Bancorp Inc.	30	300
Brooklyn Federal BanCorp Inc.	1	10
Bryn Mawr Bank Corp.	3	49
Calamos Asset Management Inc.	10	113
California First National Bancorp.	1	12
Camden National Corp.	4	118
Cape Bancorp Inc. (c) (e)	5	35
Capital City Bank Group Inc.	5	74
Capital Southwest Corp. (e)	1	110
CapLease Inc. (e)	24	106
Capstead Mortgage Corp.	32	440
Cardinal Financial Corp.	13	116
Cardtronics Inc. (c)	6	67
Care Investment Trust Inc.	8	61
Cash America International Inc.	15	522
Cathay General Bancorp (e)	26	193
CBL & Associates Properties Inc.	69	672
Cedar Shopping Centers Inc.	19	129
Center Bancorp Inc.	5	49
CenterState Banks of Florida Inc.	8	85
Central Pacific Financial Corp. (c) (e)	13	17
Century Bancorp. Inc. - Class A (e)	2	35
Chemical Financial Corp.	11	250
Cheviot Financial Corp.	1	10
Chicopee Bancorp Inc. (c)	3	36
China Housing & Land Development Inc. (c) (e)	11	47
Citizens & Northern Corp.	5	44
Citizens Holding Co.	2	38
Citizens Inc. (c)	17	111
Citizens Republic Bancorp Inc. (c)	59	40
City Holdings Co. (e)	8	266
Clifton Savings Bancorp Inc.	5	45
CNA Surety Corp. (c)	8	118
CNB Financial Corp. (e)	4	61
CoBiz Financial Inc.	10	48
Cogdell Spencer Inc.	13	71
Cohen & Steers Inc. (e)	8	184
Colonial Properties Trust	31	363
Colony Financial Inc.	6	120
Columbia Banking System Inc.	15	236
Community Bank System Inc. (e)	16	313
Community Trust Bancorp Inc.	7	175
Compass Diversified Holdings	11	143
CompuCredit Holdings Corp. (e)	8	27
Conseco Inc. (c)	93	463
Consolidated-Tomoka Land Co. (e)	2	87
Cousins Properties Inc.	38	288
Cowen Group Inc. - Class A (c)	8	45
Crawford & Co. - Class B (c)	11	44
Credit Acceptance Corp. (c)	3	120
CreXus Investment Corp. (c)	5	70
CVB Financial Corp. (e)	43	374
Cypress Sharpridge Investments Inc.	9	121
Danvers BanCorp Inc. (e)	8	102
DCT Industrial Trust Inc.	99	497
Delphi Financial Group Inc.	23	522
Developers Diversified Realty Corp.	76	703
Diamond Hill Investment Group Inc.	1	78
DiamondRock Hospitality Co.	59	498
Dime Community Bancshares Inc.	12	141
Dollar Financial Corp. (c)	11	269
Donegal Group Inc.	5	81
Doral Financial Corp. (c) (e)	2	6
Duff & Phelps Corp. - Class A	8	149
DuPont Fabros Technology Inc.	13	241
Dynex Capital Inc.	5	43
E*Trade Financial Corp. (c)	750	1,312
Eagle Bancorp Inc. (c)	4	46
East West Bancorp Inc. (e)	46	733
Eastern Insurance Holdings Inc.	3	30
EastGroup Properties Inc. (e)	13	488
Education Realty Trust Inc.	30	145
eHealth Inc. (c) (e)	12	190
EMC Insurance Group Inc. (e)	3	56
Employer Holdings Inc.	23	353
Encore Capital Group Inc. (c)	7	118
Enstar Group Ltd. (c)	3	253
Enterprise Bancorp Inc. (e)	2	25
Enterprise Financial Services Corp.	5	40
Entertainment Properties Trust (e)	20	696
Epoch Holding Corp.	6	61
Equity Lifestyle Properties Inc. (e)	13	642
Equity One Inc.	16	261
ESB Financial Corp.	5	65
ESSA BanCorp Inc.	7	81
Evercore Partners Inc. - Class A (e)	6	192
Extra Space Storage Inc. (e)	43	491
EZCORP Inc. - Class A (c)	22	386
Farmers Capital Bank Corp.	3	30
FBL Financial Group Inc. - Class A (e)	7	132
FBR Capital Markets Corp. (c)	9	58
FelCor Lodging Trust Inc. (c)	32	115
Fifth Street Finance Corp. (e)	15	160
Financial Federal Corp.	13	365
Financial Institutions Inc.	5	60
First Acceptance Corp. (c) (e)	9	18
First Bancorp Inc. (e)	11	160
First Bancorp Inc. Puerto Rico (e)	38	87
First Busey Corp. (e)	12	47
First California Financial Group Inc. (c)	3	7
First Cash Financial Services Inc. (c)	11	239
First Commonwealth Financial Corp.	42	195
First Community Bancshares Inc.	7	85
First Defiance Financial Corp. (e)	4	40
First Financial Bancorp	26	382
First Financial Bankshares Inc. (e)	10	569
First Financial Corp. (e)	6	170
First Financial Holdings Inc. (e)	6	81
First Financial Northwest Inc.	10	62
First Financial Service Corp. (e)	2	16
First Industrial Realty Trust Inc. (c)	21	108
First Marblehead Corp. (c)	33	70
First Merchants Corp.	10	57
First Mercury Financial Corp.	7	101
First Midwest Bancorp Inc.	25	272
First of Long Island Corp. (e)	3	72
First Potomac Realty Trust	13	163
First South Bancorp Inc. (e)	4	40
FirstMerit Corp. (e)	41	833
Flagstar Bancorp Inc. (c) (e)	17	10
Flagstone Reinsurance Holdings Ltd.	19	212
Flushing Financial Corp.	16	178
FNB Corp.	58	392
Forestar Group Inc. (c) (e)	18	405
Fox Chase Bancorp Inc. (c)	2	24
FPIC Insurance Group Inc. (c)	4	137
Franklin Street Properties Corp.	34	496
GAMCO Investors Inc.	4	174
German American Bancorp Inc. (e)	5	78
Getty Realty Corp.	8	196
GFI Group Inc.	31	144
Glacier Bancorp Inc.	31	428
Gladstone Capital Corp.	10	76
Gladstone Commercial Corp.	4	50
Gladstone Investment Corp.	11	49
Glimcher Realty Trust	34	92
Government Properties Income Trust (e)	6	141
Gramercy Capital Corp. (c) (e)	22	58
Great Southern Bancorp Inc. (e)	5	110
Greenlight Capital Re Ltd. (c)	14	341
Guaranty Bancorp (c)	25	33
Hallmark Financial Services Inc. (c)	4	34
Hampton Roads Bankshares Inc. (e)	8	14
Hancock Holding Co.	14	605
Harleysville Group Inc. (e)	6	198
Harleysville National Corp.	21	133
Harris & Harris Group Inc. (c)	11	52
Hatteras Financial Corp. (e)	18	493
Healthcare Realty Trust Inc.	29	620
Heartland Financial USA Inc. (e)	6	89
Hercules Technology Growth Capital Inc.	17	173
Heritage Financial Corp.	2	34
Heritage Financial Group	1	7
Hersha Hospitality Trust	21	65
Highwoods Properties Inc. (e)	35	1,181
Hilltop Holdings Inc. (c) (e)	20	229
Home Bancorp Inc. (c)	4	48
Home Bancshares Inc.	9	220
Home Federal Bancorp Inc. (e)	7	99
Home Properties Inc.	16	765
Horace Mann Educators Corp.	20	244
IberiaBank Corp.	10	560
Independence Holding Co.	4	21
Independent Bank Corp. (e)	10	207
Infinity Property & Casualty Corp.	7	276
Inland Real Estate Corp.	35	284
International Assets Holding Corp. (c)	6	88
International Bancshares Corp.	26	500
Invesco Mortgage Capital Inc.	5	111
Investors Bancorp Inc. (c) (e)	24	265
Investors Real Estate Trust	33	294
iStar Financial Inc. (c) (e)	50	129
JMP Group Inc.	6	61
Kansas City Life Insurance Co.	2	64
Kayne Anderson Energy Development Co.	5	71
KBW Inc. (c)	17	465
Kearny Financial Corp. (e)	9	86
Kentucky First Federal Bancorp.	1	15
K-Fed Bancorp. (e)	2	16
Kilroy Realty Corp. (e)	22	666
Kite Realty Group Trust	21	86
Knight Capital Group Inc. (c)	47	717
Kohlberg Capital Corp. (e)	10	44
LaBranche & Co. Inc. (c)	26	74
Lakeland Bancorp Inc.	10	62
Lakeland Financial Corp.	6	101
LaSalle Hotel Properties (e)	32	680
Legacy Bancorp Inc. (e)	3	32
Lexington Realty Trust	43	261
Life Partners Holdings Inc. (e)	3	70
LTC Properties Inc.	12	318
Maiden Holdings Ltd.	24	172
Main Street Capital Corp.	3	50
MainSource Financial Group Inc. (e)	9	44
MarketAxess Holdings Inc.	15	209
Max Capital Group Ltd.	22	502
MB Financial Inc.	25	501
MCG Capital Corp. (c)	31	135
Meadowbrook Insurance Group Inc.	29	212
Medallion Financial Corp.	7	58
Medical Properties Trust Inc.	41	409
Mercer Insurance Group Inc.	2	45
Merchants Bancshares Inc.	2	48
Meridian Interstate BanCorp Inc. (c)	4	38
Metro Bancorp Inc. (c) (e)	3	35
MF Global Ltd. (c) (e)	48	333
MFA Financial Inc.	140	1,029
MGIC Investment Corp. (c) (e)	61	355
Mid-America Apartment Communities Inc.	14	685
Midsouth Bancorp Inc.	2	28
Mission West Properties Inc.	12	83
Monmouth Real Estate Investment Corp.	9	67
Montpelier Re Holdings Ltd.	43	750
MVC Capital Inc.	11	127
Nara Bancorp Inc. (c)	13	152
NASB Financial Inc. (e)	2	45
National Bankshares Inc. (e)	4	102
National Financial Partners Corp. (c)	20	163
National Health Investors Inc.	13	470
National Interstate Corp.	3	48
National Penn Bancshares Inc.	64	371
National Retail Properties Inc. (e)	40	850
National Western Life Insurance Co.	1	192
Navigators Group Inc. (c)	6	282
NBT Bancorp Inc.	17	354
Nelnet Inc. - Class A	9	156
NewAlliance Bancshares Inc. (e)	52	625
NewStar Financial Inc. (c)	13	52
NGP Capital Resources Co.	11	92
Northeast Community Bancorp Inc. (e)	3	17
Northfield Bancorp Inc.	9	123
Northrim BanCorp Inc.	3	47
NorthStar Realty Finance Corp. (e)	30	103
Northwest Bancshares Inc.	18	208
Norwood Financial Corp.	1	24
NYMAGIC Inc.	2	39
OceanFirst Financial Corp.	4	47
Ocwen Financial Corp. (c)	29	279
Ohio Valley Banc Corp. (e)	2	38
Old National Bancorp (e)	44	548
Old Point Financial Corp. (e)	1	14
Old Second Bancorp Inc. (e)	7	50
Omega Healthcare Investors Inc.	40	780
Oppenheimer Holdings Inc.	4	147
optionsXpress Holdings Inc.	22	333
Oriental Financial Group Inc. (e)	12	130
Oritani Financial Corp.	5	72
Orrstown Financial Services Inc.	3	92
Pacific Capital Bancorp (e)	21	20
Pacific Continental Corp.	6	69
PacWest Bancorp	14	277
Park National Corp. (e)	6	330
Parkway Properties Inc.	10	218
Peapack Gladstone Financial Corp.	4	53
PennantPark Investment Corp.	11	101
Penns Woods Bancorp Inc. (e)	2	55
Pennsylvania Real Estate Investment Trust (e)	21	174
Pennymac Mortgage Investment Trust (c)	8	135
Penson Worldwide Inc. (c) (e)	9	83
Peoples Bancorp Inc.	5	47
Peoples Financial Corp. (e)	2	34
PHH Corp. (c) (e)	28	443
Phoenix Cos. Inc. (c)	60	168
Pico Holdings Inc. (c)	11	376
Pinnacle Financial Partners Inc. (c)	17	243
Piper Jaffray Cos. (c)	10	504
Platinum Underwriters Holdings Ltd.	26	980
PMA Capital Corp. (c)	15	93
PMI Group Inc. (c) (e)	34	85
Porter Bancorp Inc. (e)	1	20
Portfolio Recovery Associates Inc. (c)	8	351
Post Properties Inc.	23	442
Potlatch Corp.	19	617
PremierWest Bancorp (e)	10	15
Presidential Life Corp.	10	87
Primus Guaranty Ltd. (c)	12	35
PrivateBancorp Inc.	23	208
ProAssurance Corp. (c) (e)	17	890
Prospect Capital Corp. (e) (u)	27	315
Prosperity Bancshares Inc. (e)	23	934
Provident Financial Services Inc. (e)	31	325
Provident New York Bancorp	18	156
Prudential Bancorp Inc. of Pennsylvania (e)	2	17
PS Business Parks Inc.	9	434
Pzena Investment Management Inc. (c) (e)	4	32
QC Holdings Inc.	2	8
Radian Group Inc. (e)	43	311
RAIT Financial Trust (c) (e)	31	41
Ramco-Gershenson Properties Trust	14	135
Redwood Trust Inc.	38	546
Renasant Corp. (e)	10	138
Republic Bancorp Inc. - Class A	4	91
Republic First Bancorp Inc. (c)	3	14
Resource America Inc. - Class A	6	24
Resource Capital Corp.	13	65
Rewards Network Inc.	3	36
RiskMetrics Group Inc. (c) (e)	10	163
RLI Corp. (e)	9	486
Rockville Financial Inc. (e)	4	40
Roma Financial Corp. (e)	4	53
S&T Bancorp Inc. (e)	12	209
Safeguard Scientifics Inc. (c) (e)	9	96
Safety Insurance Group Inc.	7	239
Sanders Morris Harris Group Inc.	9	48
Sandy Spring Bancorp Inc. (e)	8	69
Santander BanCorp (c)	2	28
Saul Centers Inc.	3	108
SCBT Financial Corp. (e)	6	165
SeaBright Insurance Holdings Inc. (c)	10	117
Selective Insurance Group	26	427
Shore Bancshares Inc.	5	66
Sierra Bancorp	4	32
Signature Bank (c)	20	651
Simmons First National Corp. - Class A	7	194
Smithtown Bancorp Inc.	7	40
South Financial Group Inc.	65	42
Southern Community Financial Corp.	2	5
Southside Bancshares Inc. (e)	6	121
Southwest Bancorp Inc.	7	47
Sovran Self Storage Inc.	12	413
Starwood Property Trust Inc.	21	404
State Auto Financial Corp.	7	124
State Bancorp. Inc.	7	53
StellarOne Corp.	11	107
Sterling Bancorp - NYS (e)	8	59
Sterling Bancshares Inc.	41	208
Sterling Financial Corp. / WA (c) (e)	26	16
Stewart Information Services Corp. (e)	8	90
Stifel Financial Corp. (c) (e)	15	892
Strategic Hotels & Resorts Inc. (c) (e)	36	66
Suffolk Bancorp (e)	5	134
Sun Bancorp Inc. (c)	6	24
Sun Communities Inc.	8	154
Sunstone Hotel Investors Inc. (c)	46	408
Susquehanna Bancshares Inc. (e)	44	262
SVB Financial Group (c)	19	805
SWS Group Inc.	11	138
SY Bancorp Inc.	6	138
Tanger Factory Outlet Centers Inc.	20	787
Tejon Ranch Co. (c) (e)	5	159
Territorial Bancorp Inc. (c)	6	115
Teton Advisors Inc. (c) (f)	-	-
Texas Capital Bancshares Inc. (c)	18	246
Thomas Weisel Partners Group Inc. (c)	10	38
TICC Capital Corp.	12	71
Tompkins Financial Corp.	4	167
Tower Bancorp Inc.	2	56
Tower Group Inc.	22	512
TowneBank (e)	10	116
TradeStation Group Inc. (c)	16	124
Transcontinental Realty Investors Inc. (c) (e)	1	8
Tree.com Inc. (c) (e)	3	26
Triangle Capital Corp. (e)	3	40
Trico Bancshares (e)	7	109
TrustCo Bank Corp.	36	227
Trustmark Corp. (e)	30	673
U.S. Global Investors Inc.	6	76
UMB Financial Corp.	16	617
UMH Properties Inc.	4	33
Umpqua Holdings Corp.	42	564
Union Bankshares Corp.	10	123
United America Indemnity Ltd. (c)	17	137
United Bankshares Inc. (e)	19	375
United Community Banks Inc. (c)	42	141
United Financial Bancorp Inc.	7	97
United Fire & Casualty Co.	10	190
United Security Bancshares / AL	3	47
Universal Health Realty Income Trust	6	177
Universal Insurance Holdings Inc. (e)	6	33
Univest Corp. of Pennsylvania	8	138
Urstadt Biddle Properties Inc. - Class A	10	147
U-Store-It Trust	41	301
ViewPoint Financial Group	5	70
Virtus Investment Partners Inc. (c)	3	49
Walter Investment Management Corp.	9	130
Washington Banking Co.	4	50
Washington Real Estate Investment Trust (e)	29	804
Washington Trust Bancorp Inc. (e)	7	103
Waterstone Financial Inc. (c)	3	7
Webster Financial Corp.	33	392
WesBanco Inc.	12	142
West Bancorp Inc.	8	37
Westamerica Bancorporation (e)	15	811
Western Alliance Bancorp (c)	23	87
Westfield Financial Inc.	15	125
Westwood Holdings Group Inc.	3	95
Wilber Corp. (e)	3	19
Wilshire Bancorp Inc. (e)	10	78
Winthrop Realty Trust	6	65
Wintrust Financial Corp.	12	376
World Acceptance Corp. (c) (e)	8	282
WSFS Financial Corp. (e)	3	74
Yadkin Valley Financial Corp.	8	28
Zenith National Insurance Corp.	18	542
		92,284
HEALTH CARE - 13.6%
Abaxis Inc. (c)	11	288
Abiomed Inc. (c) (e)	15	133
Accelrys Inc. (c)	13	74
Accuray Inc. (c) (e)	19	104
Acorda Therapeutics Inc. (c)	19	468
Acura Pharmaceuticals Inc. (c) (e)	4	20
Adolor Corp. (c) (e)	21	31
Affymax Inc. (c)	6	157
Affymetrix Inc. (c)	33	196
AGA Medical Holdings Inc. (c)	5	76
Air Methods Corp. (c)	5	172
Akorn Inc. (c) (e)	30	54
Albany Molecular Research Inc. (c)	11	100
Align Technology Inc. (c)	29	525
Alkermes Inc. (c) (e)	46	433
Alliance HealthCare Services Inc. (c) (e)	12	70
Allied Healthcare International Inc. (c)	20	58
Allion Healthcare Inc. (c)	11	69
Allos Therapeutics Inc. (c)	29	193
Almost Family Inc. (c)	3	132
Alnylam Pharmaceuticals Inc. (c)	18	325
Alphatec Holdings Inc. (c)	14	75
AMAG Pharmaceuticals Inc. (c) (e)	9	332
Amedisys Inc. (c) (e)	13	648
America Service Group Inc.	4	58
American Caresource Holdings Inc. (c)	5	12
American Dental Partners Inc. (c)	8	101
American Medical Systems Holdings Inc. (c)	36	693
AMERIGROUP Corp. (c)	26	694
AMICAS Inc. (c)	16	85
Amicus Therapeutics Inc. (c)	7	26
AMN Healthcare Services Inc. (c)	16	141
Amsurg Corp. (c)	15	333
Analogic Corp.	6	236
AngioDynamics Inc. (c)	11	185
Ardea Biosciences Inc. (c)	7	103
Arena Pharmaceuticals Inc. (c) (e)	48	172
Ariad Pharmaceuticals Inc. (c)	60	136
ArQule Inc. (c)	20	72
Array BioPharma Inc. (c)	26	73
ARYx Therapeutics Inc. (c)	9	30
Assisted Living Concepts Inc. (c) (e)	5	125
athenahealth Inc. (c) (e)	16	738
Atrion Corp.	1	111
ATS Medical Inc. (c)	25	80
Auxilium Pharmaceuticals Inc. (c)	21	623
AVANIR Pharmaceuticals (c)	32	61
AVI BioPharma Inc. (c) (e)	55	80
BioCryst Pharmaceuticals Inc. (c) (e)	11	71
Biodel Inc. (c)	6	28
BioDelivery Sciences International Inc. (c) (e)	4	17
BioMimetic Therapeutics Inc. (c) (e)	7	85
Bio-Reference Labs Inc. (c)	6	218
BioScrip Inc. (c)	21	178
BioSpecifics Technologies Corp. (c)	2	47
BMP Sunstone Corp. (c) (e)	15	86
Bovie Medical Corp. (c) (e)	9	70
Bruker Corp. (c)	24	290
Cadence Pharmaceuticals Inc. (c) (e)	13	121
Cambrex Corp. (c)	16	91
Cantel Medical Corp.	6	119
Capital Senior Living Corp. (c)	11	58
Caraco Pharmaceutical Laboratories Ltd. (c)	5	31
Cardiac Science Corp. (c)	11	24
CardioNet Inc. (c)	13	75
Cardiovascular Systems Inc. (c)	4	19
Cardium Therapeutics Inc. (c)	17	12
Catalyst Health Solutions Inc. (c)	18	652
Celera Corp. (c)	39	268
Cell Therapeutics Inc. (c) (e)	244	279
Celldex Therapeutics Inc. (c)	14	65
Centene Corp. (c)	21	448
Cepheid Inc. (c) (e)	29	367
Chelsea Therapeutics International Inc. (c)	10	28
Chemed Corp.	11	529
Chindex International Inc. (c) (e)	6	85
Clarient Inc. (c)	13	34
Clinical Data Inc. (c) (e)	6	110
Computer Programs & Systems Inc.	5	212
Conceptus Inc. (c)	16	294
Conmed Corp. (c)	15	338
Continucare Corp. (c)	13	55
Cornerstone Therapeutics Inc. (c)	3	18
Corvel Corp. (c)	3	111
Cross Country Healthcare Inc. (c)	15	144
CryoLife Inc. (c)	13	83
Cubist Pharmaceuticals Inc. (c)	28	532
Cumberland Pharmaceuticals Inc. (c)	5	66
Curis Inc. (c) (e)	28	91
Cutera Inc. (c) (e)	6	50
Cyberonics Inc. (c)	13	262
Cynosure Inc. (c) (e)	6	67
Cypress Bioscience Inc. (c)	18	104
Cytokinetics Inc. (c)	20	57
Cytori Therapeutics Inc. (c) (e)	13	81
Delcath Systems Inc. (c)	10	52
DepoMed Inc. (c)	25	82
DexCom Inc. (c)	21	173
Dionex Corp. (c)	9	658
Discovery Laboratories Inc. (c)	29	18
Durect Corp. (c)	39	96
Dyax Corp. (c)	30	102
Eclipsys Corp. (c)	27	508
Electro-Optical Sciences Inc. (c) (e)	11	114
Emergency Medical Services Corp. (c)	14	738
Emergent BioSolutions Inc. (c)	8	103
Emeritus Corp. (c) (e)	9	176
Endologix Inc. (c) (e)	23	119
Ensign Group Inc. (e)	5	78
EnteroMedics Inc. (c)	7	4
Enzo Biochem Inc. (c)	15	82
Enzon Pharmaceuticals Inc. (c) (e)	22	233
eResearch Technology Inc. (c)	20	121
ev3 Inc. (c)	38	502
ExacTech Inc. (c)	4	66
Exelixis Inc. (c) (e)	55	402
Facet Biotech Corp. (c) (e)	12	203
Genomic Health Inc. (c)	7	129
Genoptix Inc. (c) (e)	8	298
Gentiva Health Services Inc. (c)	15	398
Geron Corp. (c) (e)	44	243
Greatbatch Inc. (c)	11	211
GTx Inc. (c) (e)	9	38
Haemonetics Corp. (c)	13	710
Halozyme Therapeutics Inc. (c)	35	206
Hanger Orthopedic Group Inc. (c)	13	176
Hansen Medical Inc. (c)	13	39
Harvard Bioscience Inc. (c)	11	39
Health Grades Inc. (c)	10	45
HealthSouth Corp. (c) (e)	43	807
HealthSpring Inc. (c)	25	441
Healthways Inc. (c)	17	304
HeartWare International Inc. (c)	2	71
Hemispherx Biopharma Inc. (c) (e)	56	31
Hi-Tech Pharmacal Co. Inc. (c) (e)	4	101
HMS Holdings Corp. (c)	13	613
Home Diagnostics Inc. (c)	5	31
Human Genome Sciences Inc. (c) (e)	88	2,689
ICU Medical Inc. (c)	6	218
Idenix Pharmaceuticals Inc. (c)	13	28
Idera Pharmaceuticals Inc. (c) (e)	10	50
Immucor Inc. (c)	34	695
Immunogen Inc. (c) (e)	30	233
Immunomedics Inc. (c)	33	106
Impax Laboratories Inc. (c)	30	410
Incyte Corp. (c) (e)	34	310
Infinity Pharmaceuticals Inc. (c) (e)	8	49
Insmed Inc. (c)	53	41
Inspire Pharmaceuticals Inc. (c)	33	180
Insulet Corp. (c) (e)	12	173
Integra LifeSciences Holdings Corp. (c)	10	355
InterMune Inc. (c)	19	246
Invacare Corp. (e)	14	357
inVentiv Health Inc. (c)	17	277
IPC The Hospitalist Co. Inc. (c)	8	267
IRIS International Inc. (c)	8	104
Isis Pharmaceuticals Inc. (c)	45	502
Ista Pharmaceuticals Inc. (c)	17	79
Javelin Pharmaceuticals Inc. (c)	22	28
Kendle International Inc. (c)	7	128
Kensey Nash Corp. (c)	4	98
Kindred Healthcare Inc. (c)	19	356
KV Pharmaceutical Co. - Class A (c)	17	64
Landauer Inc.	5	296
Lannett Co. Inc. (c)	4	26
LCA-Vision Inc. (c)	7	38
Lexicon Pharmaceuticals Inc. (c)	37	62
LHC Group Inc. (c)	8	255
Ligand Pharmaceuticals Inc. - Class B (c)	53	116
Luminex Corp. (c)	21	316
Magellan Health Services Inc. (c)	17	700
MAKO Surgical Corp. (c) (e)	9	96
MannKind Corp. (c) (e)	31	268
MAP Pharmaceuticals Inc. (c)	3	33
Martek Biosciences Corp. (c) (e)	17	321
Masimo Corp. (c)	25	751
Matrixx Initiatives Inc. (c) (e)	4	18
Maxygen Inc. (c)	11	69
MedAssets Inc. (c) (e)	19	409
MedCath Corp. (c) (e)	7	54
Medical Action Industries Inc. (c)	7	117
Medicines Co. (c)	25	207
Medicis Pharmaceutical Corp.	29	777
Medidata Solutions Inc. (c)	2	38
Medivation Inc. (c) (e)	14	532
MedQuist Inc. (e)	4	26
Merge Healthcare Inc. (c)	11	37
Meridian Bioscience Inc.	20	442
Merit Medical Systems Inc. (c)	14	278
Metabolix Inc. (c) (e)	9	101
Metropolitan Health Networks Inc. (c) (e)	18	36
Micromet Inc. (c) (e)	30	203
Micrus Endovascular Corp. (c)	8	124
MiddleBrook Pharmaceuticals Inc. (c) (e)	17	9
Molecular Insight Pharmaceuticals Inc. (c) (e)	7	16
Molina Healthcare Inc. (c)	6	143
Momenta Pharmaceuticals Inc. (c)	18	222
MWI Veterinary Supply Inc. (c)	5	192
Myriad Pharmaceuticals Inc. (c)	11	53
Nabi Biopharmaceuticals (c)	23	112
Nanosphere Inc. (c)	7	42
National Healthcare Corp.	4	156
National Research Corp.	1	16
Natus Medical Inc. (c)	13	195
Nektar Therapeutics (c)	47	438
Neogen Corp. (c) (e)	9	219
Neurocrine Biosciences Inc. (c)	19	50
NeurogesX Inc. (c) (e)	5	36
Nighthawk Radiology Holdings Inc. (c)	10	44
NovaMed Inc. (c) (e)	9	34
Novavax Inc. (c) (e)	31	84
NPS Pharmaceuticals Inc. (c)	22	76
NuVasive Inc. (c) (e)	18	585
NxStage Medical Inc. (c) (e)	12	103
Obagi Medical Products Inc. (c)	9	114
Odyssey HealthCare Inc. (c)	16	244
Omeros Corp. (c)	3	23
Omnicell Inc. (c)	15	174
OncoGenex Pharmaceutical Inc. (c) (e)	3	56
Onyx Pharmaceuticals Inc. (c) (e)	31	907
Opko Health Inc. (c)	18	33
Optimer Pharmaceuticals Inc. (c) (e)	14	161
OraSure Technologies Inc. (c)	22	110
Orexigen Therapeutics Inc. (c)	15	110
Orthofix International NV (c)	8	253
Orthovita Inc. (c) (e)	31	110
Osiris Therapeutics Inc. (c) (e)	8	56
Owens & Minor Inc. (e)	21	895
OXiGENE Inc. (c) (e)	12	14
Pain Therapeutics Inc. (c)	16	86
Palomar Medical Technologies Inc. (c)	9	93
Par Pharmaceutical Cos. Inc. (c)	18	479
Parexel International Corp. (c)	29	413
PDL BioPharma Inc.	58	400
Pharmasset Inc. (c) (e)	10	203
PharMerica Corp. (c)	16	249
Phase Forward Inc. (c) (e)	22	340
Poniard Pharmaceuticals Inc. (c) (e)	12	22
Pozen Inc. (c)	13	81
Progenics Pharmaceuticals Inc. (c) (e)	12	53
Protalix BioTherapeutics Inc. (c) (e)	18	117
Providence Services Corp. (c)	6	92
PSS World Medical Inc. (c) (e)	29	653
Psychiatric Solutions Inc. (c)	27	578
Questcor Pharmaceuticals Inc. (c)	27	127
Quidel Corp. (c)	12	168
RadNet Inc. (c) (e)	14	28
Regeneron Pharmaceuticals Inc. (c)	31	742
RehabCare Group Inc. (c)	11	342
Repligen Corp. (c)	14	56
Repros Therapeutics Inc. (c)	4	3
Res-Care Inc. (c)	12	131
Rigel Pharmaceuticals Inc. (c)	26	250
Rochester Medical Corp. (c)	4	48
Rockwell Medical Technologies Inc. (c) (e)	6	48
RTI Biologics Inc. (c)	26	98
Salix Pharmaceuticals Ltd. (c)	26	660
Sangamo Biosciences Inc. (c) (e)	19	114
Santarus Inc. (c)	27	125
Savient Pharmaceuticals Inc. (c)	30	404
Sciclone Pharmaceuticals Inc. (c) (e)	16	37
Seattle Genetics Inc. (c)	40	409
Select Medical Holdings Corp. (c)	14	150
Sequenom Inc. (c) (e)	29	120
SIGA Technologies Inc. (c) (e)	13	77
Sirona Dental Systems Inc. (c)	8	254
Skilled Healthcare Group Inc. (c)	9	69
Somanetics Corp. (c)	6	97
SonoSite Inc. (c) (e)	9	210
Spectranetics Corp. (c)	15	105
Spectrum Pharmaceuticals Inc. (c) (e)	24	106
StemCells Inc. (c) (e)	54	67
Stereotaxis Inc. (c) (e)	15	57
STERIS Corp. (e)	29	818
Sucampo Pharmaceuticals Inc. (c)	4	18
Sun Healthcare Group Inc. (c)	22	199
Sunrise Senior Living Inc. (c)	25	80
SuperGen Inc. (c)	31	82
SurModics Inc. (c) (e)	7	168
Symmetry Medical Inc. (c)	17	136
Synovis Life Technologies Inc. (c)	5	71
Synta Pharmaceuticals Corp. (c)	8	40
Theravance Inc. (c)	27	354
Thoratec Corp. (c) (e)	28	762
TomoTherapy Inc. (c)	22	86
TranS1 Inc. (c) (e)	6	25
Transcend Services Inc. (c)	3	59
Triple-S Management Corp. (c) (e)	10	182
Universal American Corp. (c)	14	163
US Physical Therapy Inc. (c)	6	104
Utah Medical Products Inc.	1	42
Vanda Pharmaceuticals Inc. (c)	13	150
Varian Inc. (c)	14	711
Vascular Solutions Inc. (c)	7	59
Vical Inc. (c) (e)	24	80
ViroPharma Inc. (c)	37	313
Virtual Radiologic Corp. (c)	3	37
Vital Images Inc. (c)	7	86
Vivus Inc. (c) (e)	41	377
Volcano Corp. (c) (e)	25	427
WellCare Health Plans Inc. (c)	21	763
West Pharmaceutical Services Inc. (e)	16	626
Wright Medical Group Inc. (c)	19	369
XenoPort Inc. (c)	15	285
Young Innovations Inc.	3	72
Zoll Medical Corp. (c)	10	264
ZymoGenetics Inc. (c)	18	112
		64,287
INDUSTRIALS - 15.3%
3D Systems Corp. (c)	8	95
AAON Inc.	6	113
AAR Corp. (c)	20	452
ABM Industries Inc. (e)	22	463
Acacia Research Corp. (c)	16	148
ACCO Brands Corp. (c)	28	200
Aceto Corp.	11	59
Actuant Corp. - Class A (e)	34	632
Acuity Brands Inc.	22	771
Administaff Inc.	10	246
Advanced Battery Technologies Inc. (c) (e)	29	114
Advisory Board Co. (c)	8	237
AeroVironment Inc. (c)	6	180
Air Transport Services Group Inc (c)	29	76
Aircastle Ltd.	22	220
AirTran Holdings Inc. (c)	62	322
Alamo Group Inc.	3	58
Alaska Air Group Inc. (c)	18	636
Albany International Corp.	13	292
Allegiant Travel Co. (c) (e)	8	355
Altra Holdings Inc. (c)	14	167
AMERCO (c)	5	224
American Commercial Lines Inc. (c) (e)	4	78
American Ecology Corp.	8	144
American Railcar Industries Inc.	4	47
American Reprographics Co. (c)	17	121
American Science & Engineering Inc.	5	353
American Superconductor Corp. (c)	21	865
American Woodmark Corp.	5	93
Ameron International Corp.	5	288
Ampco-Pittsburgh Corp.	4	124
Amrep Corp. (c)	1	7
AO Smith Corp.	11	466
APAC Customer Services Inc. (c)	14	84
Apogee Enterprises Inc. (e)	14	195
Applied Industrial Technologies Inc.	21	456
Applied Signal Technology Inc.	6	118
Argan Inc. (c) (e)	3	46
Argon ST Inc. (c)	6	138
Arkansas Best Corp.	12	367
Ascent Solar Technologies Inc. (c) (e)	7	36
Astec Industries Inc. (c)	9	231
Astronics Corp. (c) (e)	4	35
ATC Technology Corp. (c)	9	224
Atlas Air Worldwide Holdings Inc. (c)	10	355
Avis Budget Group Inc. (c) (e)	50	656
AZZ Inc. (c)	6	190
Badger Meter Inc.	8	303
Baldor Electric Co. (e)	23	637
Barnes Group Inc. (e)	22	380
Barrett Business Services Inc.	3	42
Beacon Roofing Supply Inc. (c)	22	355
Belden Inc.	23	514
Blount International Inc. (c)	18	183
BlueLinx Holdings Inc. (c) (e)	5	15
Bowne & Co. Inc.	20	137
Brady Corp. - Class A	23	700
Briggs & Stratton Corp.	25	471
Broadwind Energy Inc. (c) (e)	16	127
Builders FirstSource Inc. (c) (e)	9	33
CAI International Inc. (c)	5	43
Cascade Corp.	5	129
CBIZ Inc. (c)	21	165
CDI Corp.	5	69
Celadon Group Inc. (c)	10	110
Cenveo Inc. (c)	28	245
Ceradyne Inc. (c)	12	234
Chart Industries Inc. (c)	15	241
Chase Corp. (e)	3	32
China BAK Battery Inc. (c) (e)	18	49
China Fire & Security Group Inc. (c) (e)	7	97
CIRCOR International Inc.	8	202
CLARCOR Inc.	26	828
Clean Harbors Inc. (c)	11	643
Colfax Corp. (c)	11	134
Columbus Mckinnon Corp. (c)	10	137
Comfort Systems USA Inc.	18	227
COMSYS IT Partners Inc. (c)	7	64
Consolidated Graphics Inc. (c)	5	162
Cornell Cos. Inc. (c) (e)	5	118
Corporate Executive Board Co.	17	384
CoStar Group Inc. (c) (e)	10	421
Courier Corp.	5	69
CRA International Inc. (c) (e)	5	137
Cubic Corp.	8	299
Curtiss-Wright Corp.	23	710
Deluxe Corp.	26	384
Diamond Management & Technology Consultants Inc. (e)	11	77
DigitalGlobe Inc. (c)	7	181
Dollar Thrifty Automotive Group Inc. (c)	13	330
Ducommun Inc.	5	92
Duoyuan Printing Inc. (c)	4	34
DXP Enterprises Inc. (c)	4	47
Dycom Industries Inc. (c)	18	148
Dynamex Inc. (c)	5	82
Dynamic Materials Corp.	6	124
DynCorp International Inc. (c)	12	169
Eagle Bulk Shipping Inc. (c) (e)	33	162
Eastern Co.	3	35
EMCOR Group Inc. (c) (e)	33	888
Encore Wire Corp.	9	181
Ener1 Inc. (c) (e)	22	141
Energy Conversion Devices Inc. (c) (e)	22	230
Energy Recovery Inc. (c) (e)	17	118
EnergySolutions Inc.	37	316
EnerNOC Inc. (c)	7	221
EnerSys (c)	20	432
Ennis Inc.	12	205
EnPro Industries Inc. (c) (e)	9	249
ESCO Technologies Inc.	13	457
Esterline Technologies Corp. (c)	15	608
Evergreen Solar Inc. (c) (e)	94	141
Exponent Inc. (c)	6	177
Federal Signal Corp.	23	139
Flanders Corp. (c) (e)	7	33
Flow International Corp. (c)	18	55
Force Protection Inc. (c)	33	172
Forward Air Corp. (e)	15	370
Franklin Covey Co. (c)	6	36
Franklin Electric Co. Inc.	11	331
FreightCar America Inc. (e)	6	111
Fuel Tech Inc. (c)	8	67
FuelCell Energy Inc. (c) (e)	39	147
Furmanite Corp. (c)	19	72
Fushi Copperweld Inc. (c)	8	81
G&K Services Inc. - Class A	9	220
Genco Shipping & Trading Ltd. (c) (e)	13	297
GenCorp Inc. (c)	27	188
Genesee & Wyoming Inc. - Class A (c)	19	611
Geo Group Inc. (c)	26	564
GeoEye Inc. (c)	9	244
Gibraltar Industries Inc. (c)	13	198
Global Defense Technology & Systems Inc. (c)	2	37
Gorman-Rupp Co. (e)	7	192
GP Strategies Corp. (c)	7	52
GrafTech International Ltd. (c)	60	937
Graham Corp.	5	104
Granite Construction Inc.	17	562
Great Lakes Dredge & Dock Corp.	18	117
Greenbrier Cos. Inc. (e)	8	84
Griffon Corp. (c)	22	265
GT Solar International Inc. (c) (e)	15	82
H&E Equipment Services Inc. (c)	14	145
Harbin Electric Inc. (c)	8	166
Hawaiian Holdings Inc. (c)	27	189
Healthcare Services Group Inc. (e)	21	454
Heartland Express Inc. (e)	24	371
HEICO Corp.	11	502
Heidrick & Struggles International Inc. (e)	8	254
Heritage-Crystal Clean Inc. (c) (e)	1	13
Herley Industries Inc. (c)	6	87
Herman Miller Inc. (e)	26	420
Hexcel Corp. (c)	49	632
Hill International Inc. (c) (e)	12	77
HNI Corp. (e)	23	624
Horizon Lines Inc. - Class A	14	79
Houston Wire & Cable Co. (e)	8	99
HUB Group Inc. - Class A (c)	19	504
Hurco Cos. Inc. (c)	3	42
Huron Consulting Group Inc. (c)	11	242
ICF International Inc. (c)	4	109
ICT Group Inc. (c)	5	74
II-VI Inc. (c)	13	403
InnerWorkings Inc. (c)	14	81
Insituform Technologies Inc. - Class A (c)	20	448
Insteel Industries Inc. (e)	9	118
Integrated Electrical Services Inc. (c)	4	22
Interface Inc.	25	204
Interline Brands Inc. (c)	17	289
International Shipholding Corp.	3	85
JetBlue Airways Corp. (c)	127	694
John Bean Technologies Corp.	14	234
Kadant Inc. (c)	6	98
Kaman Corp. - Class A	13	304
Kaydon Corp. (e)	16	579
Kelly Services Inc. - Class A (c)	12	147
Kforce Inc. (c)	15	185
Kimball International Inc. - Class B	17	146
Knight Transportation Inc. (e)	29	558
Knoll Inc.	23	237
Korn/Ferry International (c)	23	375
K-Tron International Inc. (c)	1	127
LaBarge Inc. (c)	6	70
Ladish Co. Inc. (c)	8	123
Lawson Products Inc.	2	38
Layne Christensen Co. (c)	10	288
LB Foster Co. (c)	5	148
Lihua International Inc. (c)	2	16
Lindsay Corp. (e)	6	232
LMI Aerospace Inc. (c)	4	52
LSI Industries Inc.	9	75
M&F Worldwide Corp. (c)	5	203
Marten Transport Ltd. (c)	7	131
MasTec Inc. (c)	27	332
McGrath RentCorp	11	251
Metalico Inc. (c) (e)	14	71
Met-Pro Corp.	8	82
Michael Baker Corp. (c)	4	152
Microvision Inc. (c) (e)	40	128
Middleby Corp. (c)	8	392
Miller Industries Inc. (c)	4	51
Mine Safety Appliances Co.	13	347
Mistras Group Inc. (c)	3	49
Mobile Mini Inc. (c) (e)	18	257
Moog Inc. - Class A (c)	21	606
MPS Group Inc. (c)	46	639
Mueller Industries Inc.	19	467
Mueller Water Products Inc.	78	408
Multi-Color Corp.	5	57
MYR Group Inc. (c)	9	157
NACCO Industries Inc. - Class A	3	132
Navigant Consulting Inc. (c)	25	379
NCI Building Systems Inc. (c)	11	20
Nordson Corp.	17	1,028
North American Galvanizing & Coating Inc. (c) (e)	6	27
Northwest Pipe Co. (c)	4	118
Odyssey Marine Exploration Inc. (c) (e)	26	37
Old Dominion Freight Line Inc. (c)	14	417
Omega Flex Inc. (e)	1	13
On Assignment Inc. (c)	19	135
Orbital Sciences Corp. (c)	28	421
Orion Energy Systems Inc. (c)	8	35
Orion Marine Group Inc. (c)	13	275
Otter Tail Corp. (e)	18	446
Pacer International Inc. (c)	18	57
Patriot Transportation Holding Inc. (c)	1	62
Perma-Fix Environmental Services Inc. (c)	24	54
Pike Electric Corp. (c)	8	70
PMFG Inc. (c) (e)	7	116
Polypore International Inc. (c)	10	125
Portec Rail Products Inc.	3	32
Powell Industries Inc. (c)	4	114
Power-One Inc. (c) (e)	36	157
PowerSecure International Inc. (c)	8	59
Preformed Line Products Co.	1	44
Primoris Services Corp. (e)	3	28
Quanex Building Products Corp.	19	327
RailAmerica Inc. (c)	9	110
Raven Industries Inc.	8	265
RBC Bearings Inc. (c)	11	262
Regal-Beloit Corp.	18	931
Republic Airways Holdings Inc. (c)	16	120
Resources Connection Inc. (c)	23	485
Robbins & Myers Inc.	13	301
Rollins Inc.	21	413
RSC Holdings Inc. (c)	23	160
Rush Enterprises Inc. - Class A (c) (e)	16	190
Saia Inc. (c)	6	93
SatCon Technology Corp. (c) (e)	23	64
Sauer-Danfoss Inc. (c)	7	84
Schawk Inc. (e)	7	100
School Specialty Inc. (c)	9	212
Seaboard Corp.	-	217
Simpson Manufacturing Co. Inc.	19	500
SkyWest Inc.	27	464
SmartHeat Inc. (c) (e)	6	81
Spherion Corp. (c)	24	135
Standard Parking Corp. (c)	4	57
Standard Register Co.	8	42
Standex International Corp.	7	132
Stanley Inc. (c)	5	145
Steelcase Inc.	35	225
Sterling Construction Co. Inc. (c)	6	118
Sun Hydraulics Corp. (e)	6	153
Sykes Enterprises Inc. (c)	18	447
TAL International Group Inc. (e)	7	94
Taser International Inc. (c)	30	130
TBS International Ltd. (c)	6	46
Team Inc. (c)	9	167
Tecumseh Products Co. (c) (e)	8	98
Teledyne Technologies Inc. (c)	18	673
Tennant Co.	10	251
Tetra Tech Inc. (c)	30	820
Textainer Group Holdings Ltd. (e)	5	77
Titan International Inc. (e)	17	134
Titan Machinery Inc. (c) (e)	6	68
Todd Shipyards Corp.	3	43
Tredegar Corp.	15	233
Trex Co. Inc. (c)	7	138
TriMas Corp. (c)	7	50
Triumph Group Inc.	8	408
TrueBlue Inc. (c)	22	321
Tutor Perini Corp. (c) (e)	13	230
Twin Disc Inc.	4	46
UAL Corp. (c) (e)	80	1,032
Ultralife Corp. (c)	6	26
Ultrapetrol Ltd. (c)	13	63
United Capital Corp. (c)	1	21
United Rentals Inc. (c)	30	294
United Stationers Inc. (c)	12	679
Universal Forest Products Inc.	9	345
Universal Truckload Services Inc.	3	50
US Airways Group Inc. (c) (e)	83	401
USA Truck Inc. (c)	3	43
Valence Technology Inc. (c) (e)	25	23
Viad Corp.	10	206
Vicor Corp. (c)	9	85
Volt Information Sciences Inc. (c)	6	59
VSE Corp.	2	95
Waste Services Inc. (c)	11	96
Watsco Inc.	13	654
Watson Wyatt Worldwide Inc.	21	1,013
Watts Water Technologies Inc.	14	446
Werner Enterprises Inc.	22	427
Willis Lease Finance Corp. (c)	2	32
Woodward Governor Co.	29	756
YRC Worldwide Inc. (c) (e)	29	23
		72,589
INFORMATION TECHNOLOGY - 17.9%
3Com Corp. (c)	194	1,451
3PAR Inc. (c) (e)	13	150
ACI Worldwide Inc. (c)	18	308
Acme Packet Inc. (c)	19	214
Actel Corp. (c)	14	164
ActivIdentity Corp. (c)	20	47
Actuate Corp. (c)	22	94
Acxiom Corp. (c)	33	449
Adaptec Inc. (c)	58	195
ADC Telecommunications Inc. (c)	47	295
ADTRAN Inc. (e)	27	606
Advanced Analogic Technologies Inc. (c)	21	83
Advanced Energy Industries Inc. (c)	16	234
Advent Software Inc. (c) (e)	8	319
Agilysys Inc.	11	99
Airvana Inc. (c)	12	90
American Software Inc.	11	64
Amkor Technology Inc. (c) (e)	56	399
Anadigics Inc. (c)	30	125
Anaren Inc. (c)	7	102
Ancestry.com Inc. (c)	4	52
Anixter International Inc. (c)	15	683
Applied Micro Circuits Corp. (c)	33	244
Archipelago Learning Inc. (c)	2	47
ArcSight Inc. (c) (e)	9	237
Ariba Inc. (c)	43	534
Arris Group Inc. (c)	62	712
Art Technology Group Inc. (c)	60	270
Aruba Networks Inc. (c) (e)	30	324
AsiaInfo Holdings Inc. (c) (e)	14	441
Atheros Communications Inc. (c) (e)	32	1,094
ATMI Inc. (c)	15	289
Avid Technology Inc. (c) (e)	14	181
Bel Fuse Inc. - Class B	5	117
Benchmark Electronics Inc. (c)	33	622
BigBand Networks Inc. (c)	17	57
Black Box Corp.	8	235
Blackbaud Inc.	22	523
Blackboard Inc. (c)	15	700
Blue Coat Systems Inc. (c)	19	551
Bottomline Technologies Inc. (c)	12	206
Brightpoint Inc. (c)	24	173
Brooks Automation Inc. (c)	32	276
Cabot Microelectronics Corp. (c)	12	379
CACI International Inc. - Class A (c) (e)	15	734
Callidus Software Inc. (c)	12	36
Cass Information Systems Inc.	4	116
Cavium Networks Inc. (c)	18	426
Ceva Inc. (c)	11	138
Checkpoint Systems Inc. (c)	19	292
China Information Security Technology Inc. (c) (e)	13	78
China Security & Surveillance Technology Inc. (c) (e)	20	151
China TransInfo Technology Corp. (c)	4	33
Chordiant Software Inc. (c)	14	37
Ciber Inc. (c)	32	111
Cirrus Logic Inc. (c)	32	219
Cogent Inc. (c)	20	209
Cognex Corp.	20	359
Cogo Group Inc. (c)	12	87
Coherent Inc. (c) (e)	11	321
Cohu Inc.	11	154
Communications Systems Inc.	3	34
CommVault Systems Inc. (c)	21	500
Compellent Technologies Inc. (c) (e)	8	178
Computer Task Group Inc. (c)	7	53
comScore Inc. (c)	11	198
Comtech Telecommunications Corp. (c) (e)	14	482
Comverge Inc. (c)	10	110
Concur Technologies Inc. (c) (e)	20	853
Constant Contact Inc. (c)	12	190
CPI International Inc. (c)	4	55
Cray Inc. (c)	17	111
CSG Systems International Inc. (c)	18	343
CTS Corp.	16	152
CyberSource Corp. (c) (e)	34	677
Cymer Inc. (c)	15	575
Daktronics Inc.	16	145
DDi Corp. (c)	6	31
DealerTrack Holdings Inc. (c)	18	348
Deltek Inc. (c)	5	42
DemandTec Inc. (c) (e)	9	81
DG FastChannel Inc. (c) (e)	11	300
Dice Holdings Inc. (c)	7	48
Digi International Inc. (c)	11	104
Digital River Inc. (c) (e)	19	501
Diodes Inc. (c)	16	335
DivX Inc. (c)	15	85
Double-Take Software Inc. (c)	8	83
DSP Group Inc. (c)	12	67
DTS Inc. (c)	9	307
Dynamics Research Corp. (c)	4	41
Earthlink Inc. (e)	52	430
Ebix Inc. (c) (e)	3	155
Echelon Corp. (c) (e)	17	194
Echo Global Logistics Inc. (c) (e)	3	35
Electro Rent Corp.	9	104
Electro Scientific Industries Inc. (c)	13	140
Electronics for Imaging Inc. (c)	25	328
eLoyalty Corp. (c) (e)	3	20
Emcore Corp. (c) (e)	36	38
EMS Technologies Inc. (c)	8	112
Emulex Corp. (c)	42	458
Entegris Inc. (c)	67	354
Entropic Communications Inc. (c)	28	85
Epicor Software Corp. (c)	24	181
EPIQ Systems Inc. (c)	16	225
ePlus Inc. (c)	2	27
Euronet Worldwide Inc. (c)	24	520
Exar Corp. (c) (e)	16	115
ExlService Holdings Inc. (c)	7	128
Extreme Networks (c)	41	117
Fair Isaac Corp. (e)	25	525
FalconStor Software Inc. (c) (e)	18	74
FARO Technologies Inc. (c)	8	169
FEI Co. (c) (e)	19	442
FormFactor Inc. (c)	24	523
Forrester Research Inc. (c)	7	194
Fortinet Inc. (c)	5	85
Gartner Inc. - Class A (c)	29	522
Global Cash Access Holdings Inc. (c)	19	143
Globecomm Systems Inc. (c)	10	74
GSE Systems Inc. (c)	7	39
GSI Commerce Inc. (c)	14	361
GSI Technology Inc. (c)	8	37
Hackett Group Inc. (c) (e)	19	52
Harmonic Inc. (c)	49	310
Harris Stratex Networks Inc. - Class A (c)	29	203
Heartland Payment Systems Inc.	19	246
Hittite Microwave Corp. (c) (e)	10	427
Hughes Communications Inc. (c)	4	108
i2 Technologies Inc. (c)	7	143
ICx Technologies Inc. (c) (e)	5	50
iGate Corp.	11	112
Imation Corp. (c)	14	122
Imergent Inc.	4	21
Immersion Corp. (c)	14	66
Infinera Corp. (c) (e)	41	367
infoGROUP Inc. (c)	16	128
Informatica Corp. (c) (e)	44	1,127
Information Services Group Inc. (c)	11	33
Infospace Inc. (c)	17	141
Innodata Isogen Inc. (c)	9	53
Insight Enterprises Inc. (c)	22	248
Integral Systems Inc. (c)	8	69
Interactive Intelligence Inc. (c)	6	119
InterDigital Inc. (c)	21	565
Intermec Inc. (c)	30	390
Internap Network Services Corp. (c)	26	122
Internet Brands Inc. (c)	13	100
Internet Capital Group Inc. (c)	18	120
Intevac Inc. (c)	11	129
Ipass Inc.	22	23
IPG Photonics Corp. (c) (e)	11	180
Isilon Systems Inc. (c)	12	81
Ixia (c) (e)	16	119
IXYS Corp. (c)	11	83
j2 Global Communications Inc. (c) (e)	22	443
Jack Henry & Associates Inc.	42	968
JDA Software Group Inc. (c)	13	333
Kenexa Corp. (c)	11	149
Keynote Systems Inc.	7	79
Knot Inc. (c) (e)	14	145
Kopin Corp. (c)	32	134
Kulicke & Soffa Industries Inc. (c)	36	194
KVH Industries Inc. (c)	6	91
L-1 Identity Solutions Inc. (c) (e)	35	264
Lattice Semiconductor Corp. (c) (e)	53	144
Lawson Software Inc. (c)	67	447
Limelight Networks Inc. (c)	15	60
Lionbridge Technologies Inc. (c)	25	58
Liquidity Services Inc. (c)	8	79
Littelfuse Inc. (c)	11	359
LivePerson Inc. (c)	21	150
LogMeIn Inc. (c)	4	84
LoopNet Inc. (c)	10	95
Loral Space & Communications Inc. (c)	5	157
Manhattan Associates Inc. (c) (e)	11	264
Mantech International Corp. - Class A (c)	11	516
Marchex Inc. - Class B	13	67
MAXIMUS Inc.	9	444
Maxwell Technologies Inc. (c)	12	208
Measurement Specialties Inc. (c) (e)	7	67
MEMSIC Inc. (c)	7	23
Mentor Graphics Corp. (c)	48	424
MercadoLibre Inc. (c)	13	677
Mercury Computer Systems Inc. (c)	12	129
Methode Electronics Inc.	18	153
Micrel Inc.	22	179
Microsemi Corp. (c)	41	726
MicroStrategy Inc. - Class A (c)	4	408
Microtune Inc. (c) (e)	29	66
MIPS Technologies Inc. - Class A (c) (e)	23	99
MKS Instruments Inc. (c) (e)	25	435
ModusLink Global Solutions Inc. (c)	22	205
MoneyGram International Inc. (c)	43	123
Monolithic Power Systems Inc. (c)	17	399
Monotype Imaging Holdings Inc. (c)	10	91
Move Inc. (c)	77	128
MTS Systems Corp. (e)	8	234
Multi-Fineline Electronix Inc. (c)	5	130
NCI Inc. (c)	3	85
Ness Technologies Inc. (c)	21	101
Net 1 UEPS Technologies Inc. (c)	15	287
Netezza Corp. (c) (e)	24	237
NetGear Inc. (c)	18	381
NetLogic Microsystems Inc. (c)	9	426
NetScout Systems Inc. (c) (e)	13	185
NetSuite Inc. (c) (e)	9	144
Network Equipment Technologies Inc. (c)	13	52
Newport Corp. (c)	17	153
NIC Inc.	25	230
Novatel Wireless Inc. (c)	15	118
NVE Corp. (c)	2	97
Omnivision Technologies Inc. (c)	25	359
Online Resources Corp. (c) (e)	12	66
OpenTable Inc. (c) (e)	1	33
Openwave Systems Inc. (c)	42	97
Oplink Communications Inc. (c)	10	157
OPNET Technologies Inc.	6	72
Opnext Inc. (c)	13	24
OSI Systems Inc. (c)	7	200
Palm Inc. (c) (e)	83	829
PAR Technology Corp. (c) (e)	4	21
Parametric Technology Corp. (c) (e)	58	947
Park Electrochemical Corp.	10	268
ParkerVision Inc. (c) (e)	14	26
PC Connection Inc. (c)	5	32
PC Mall Inc. (c)	6	29
PC-Tel Inc. (c)	10	62
Pegasystems Inc. (e)	7	242
Perficient Inc. (c)	15	125
Pericom Semiconductor Corp. (c)	12	138
Pervasive Software Inc. (c)	7	33
Phoenix Technologies Ltd. (c)	12	34
Photronics Inc. (c)	29	128
Plantronics Inc.	24	620
Plexus Corp. (c)	20	568
PLX Technology Inc. (c)	18	58
Polycom Inc. (c) (e)	42	1,047
Power Integrations Inc.	12	427
Powerwave Technologies Inc. (c)	61	76
Progress Software Corp. (c)	19	569
PROS Holdings Inc. (c)	9	92
QAD Inc.	6	38
Quality Systems Inc.	11	721
Quantum Corp. (c)	109	320
Quest Software Inc. (c)	31	567
Rackspace Hosting Inc. (c) (e)	32	676
Radiant Systems Inc. (c)	13	136
Radisys Corp. (c)	10	100
RAE Systems Inc. (c)	18	20
RealNetworks Inc. (c)	38	142
Renaissance Learning Inc.	4	45
RF Micro Devices Inc. (c) (e)	129	617
RightNow Technologies Inc. (c) (e)	11	192
Rimage Corp. (c)	4	77
Riverbed Technology Inc. (c) (e)	27	613
Rofin-Sinar Technologies Inc. (c)	14	330
Rogers Corp. (c) (e)	8	232
Rosetta Stone Inc. (c) (e)	3	59
Rubicon Technology Inc. (c) (e)	7	136
Rudolph Technologies Inc. (c)	15	101
S1 Corp. (c)	25	161
Saba Software Inc. (c) (e)	11	45
Sapient Corp. (c)	43	355
SAVVIS Inc. (c)	18	251
ScanSource Inc. (c)	13	348
SeaChange International Inc. (c)	15	99
Semtech Corp. (c)	30	505
ShoreTel Inc. (c)	22	125
Sigma Designs Inc. (c) (e)	13	135
Silicon Graphics International Corp. (c)	14	97
Silicon Image Inc. (c)	34	87
Silicon Storage Technology Inc. (c)	37	96
Skyworks Solutions Inc. (c) (e)	84	1,189
Smart Modular Technologies WWH Inc. (c)	17	110
Smith Micro Software Inc. (c)	14	129
SolarWinds Inc. (c) (e)	6	141
Solera Holdings Inc. (e)	35	1,249
SonicWALL Inc. (c)	25	193
Sonus Networks Inc. (c)	108	227
Sourcefire Inc. (c) (e)	11	307
Spectrum Control Inc. (c)	6	52
SRA International Inc. - Class A (c)	21	404
SRS Labs Inc. (c)	5	38
Standard Microsystems Corp. (c)	10	217
StarTek Inc. (c)	5	39
STEC Inc. (c) (e)	12	197
Stratasys Inc. (c) (e)	10	165
SuccessFactors Inc. (c)	19	307
Super Micro Computer Inc. (c)	10	116
Supertex Inc. (c)	5	154
support.com Inc. (c)	26	68
Switch & Data Facilities Co. Inc. (c)	10	208
Sycamore Networks Inc.	10	207
Symmetricom Inc. (c)	21	110
Symyx Technologies Inc. (c)	16	88
Synaptics Inc. (c) (e)	17	512
Synchronoss Technologies Inc. (c)	10	153
SYNNEX Corp. (c) (e)	10	304
Syntel Inc.	6	234
Take-Two Interactive Software Inc. (c) (e)	40	397
Taleo Corp. (c)	18	424
Technitrol Inc.	21	91
TechTarget Inc. (c) (e)	4	23
Techwell Inc. (c)	8	104
Tekelec (c)	32	495
TeleCommunication Systems Inc. (c)	18	175
TeleTech Holdings Inc. (c)	16	321
Terremark Worldwide Inc. (c) (e)	30	207
Tessera Technologies Inc. (c)	24	551
THQ Inc. (c)	32	161
TIBCO Software Inc. (c)	88	847
Tier Technologies Inc. - Class B (c)	8	60
TiVo Inc. (c)	51	518
TNS Inc. (c)	13	329
Travelzoo Inc. (c)	2	29
Trident Microsystems Inc. (c) (e)	29	55
TriQuint Semiconductor Inc. (c)	72	431
TTM Technologies Inc. (c)	21	238
Tyler Technologies Inc. (c)	15	308
Ultimate Software Group Inc. (c)	12	365
Ultratech Inc. (c)	11	165
Unica Corp. (c)	7	53
Unisys Corp. (c) (e)	20	779
United Online Inc.	41	296
Universal Display Corp. (c) (e)	14	170
UTStarcom Inc. (c) (e)	52	113
ValueClick Inc. (c)	44	445
VASCO Data Security International Inc. (c)	12	76
Veeco Instruments Inc. (c)	18	594
VeriFone Holdings Inc. (c)	36	583
ViaSat Inc. (c)	13	419
Virage Logic Corp. (c)	7	40
Virtusa Corp. (c)	6	56
Vocus Inc. (c) (e)	8	140
Volterra Semiconductor Corp. (c)	11	214
Web.com Group Inc. (c)	13	83
Websense Inc. (c)	23	393
White Electronic Designs Corp. (c)	10	47
Wright Express Corp. (c)	19	596
X-Rite Inc. (c)	12	26
Zixit Corp. (c) (e)	28	47
Zoran Corp. (c)	24	269
Zygo Corp. (c)	7	44
		84,800
MATERIALS - 4.6%
A. Schulman Inc. (e)	12	234
AEP Industries Inc. (c)	3	105
Allied Nevada Gold Corp. (c) (e)	28	428
AM Castle & Co.	8	107
AMCOL International Corp. (e)	12	333
American Vanguard Corp.	9	76
Arch Chemicals Inc.	13	394
Balchem Corp.	9	316
Boise Inc. (c)	16	87
Brush Engineered Materials Inc. (c)	10	180
Buckeye Technologies Inc. (c)	19	189
BWAY Holdings Co. (c)	4	74
Calgon Carbon Corp. (c)	28	386
Century Aluminum Co. (c)	26	421
China Green Agriculture Inc. (c) (e)	6	87
China Precision Steel Inc. (c) (e)	15	31
Clearwater Paper Corp. (c)	6	321
Coeur d'Alene Mines Corp. (c) (e)	38	683
Deltic Timber Corp. (e)	5	232
Domtar Corp. (c) (e)	20	1,132
Ferro Corp.	39	320
General Moly Inc. (c)	29	60
General Steel Holdings Inc. (c)	6	28
Glatfelter	22	262
Graphic Packaging Holding Co. (c)	53	182
Hawkins Inc. (e)	5	99
Haynes International Inc.	6	187
HB Fuller Co.	25	558
Headwaters Inc. (c)	28	180
Hecla Mining Co. (c) (e)	107	663
Horsehead Holding Corp. (c) (e)	22	287
ICO Inc.	13	92
Innophos Holdings Inc.	9	199
Innospec Inc.	11	114
Kaiser Aluminum Corp.	8	318
KapStone Paper and Packaging Corp. (c)	14	134
Koppers Holdings Inc.	10	301
Landec Corp. (c)	12	76
Louisiana-Pacific Corp. (c)	53	372
LSB Industries Inc. (c)	8	115
Minerals Technologies Inc.	9	515
Myers Industries Inc.	15	134
Neenah Paper Inc.	8	105
NewMarket Corp.	5	565
NL Industries Inc.	4	25
Olin Corp.	38	665
Olympic Steel Inc.	4	139
OM Group Inc. (c)	15	468
Omnova Solutions Inc. (c)	22	137
Paramount Gold and Silver Corp. (c) (e)	28	41
PolyOne Corp. (c)	48	355
Quaker Chemical Corp.	6	116
Rock-Tenn Co. - Class A	19	968
Rockwood Holdings Inc. (c)	24	568
RTI International Metals Inc. (c)	15	386
Schweitzer-Mauduit International Inc.	8	581
Sensient Technologies Corp.	24	624
ShengdaTech Inc. (c) (e)	15	91
Silgan Holdings Inc.	13	776
Solutia Inc. (c) (e)	60	759
Spartech Corp.	15	157
Stepan Co.	4	247
Stillwater Mining Co. (c) (e)	21	197
STR Holdings Inc. (c)	4	68
Sutor Technology Group Ltd. (c)	7	17
Texas Industries Inc.	12	403
United States Lime & Minerals Inc. (c)	1	29
Universal Stainless & Alloy Products Inc. (c)	4	67
US Concrete Inc. (c)	18	16
US Gold Corp. (c)	41	101
Wausau Paper Corp.	21	243
Westlake Chemical Corp. (e)	10	251
Worthington Industries Inc.	29	385
WR Grace & Co. (c) (e)	36	916
Zep Inc.	10	176
Zoltek Cos. Inc. (c) (e)	13	124
		21,778
TELECOMMUNICATION SERVICES - 1.0%
AboveNet Inc. (c)	6	396
Alaska Communications Systems Group Inc.	21	168
Atlantic Tele-Network Inc.	4	246
Cbeyond Inc. (c) (e)	11	173
Cincinnati Bell Inc. (c)	106	366
Cogent Communications Group Inc. (c)	23	226
Consolidated Communications Holdings Inc.	11	192
General Communication Inc. - Class A (c)	21	132
Global Crossing Ltd. (c)	14	194
HickoryTech Corp.	6	51
inContact Inc. (c)	12	35
Iowa Telecommunications Services Inc.	15	259
Neutral Tandem Inc. (c)	16	365
NTELOS Holdings Corp.	14	254
PAETEC Holding Corp. (c)	59	244
Premiere Global Services Inc. (c)	29	240
Shenandoah Telecommunications Co.	11	227
SureWest Communications (c) (e)	7	74
Syniverse Holdings Inc. (c)	33	583
USA Mobility Inc.	11	117
		4,542
UTILITIES - 3.2%
Allete Inc. (e)	14	464
American States Water Co.	9	322
Artesian Resources Corp. (e)	3	50
Avista Corp. (e)	27	576
Black Hills Corp. (e)	20	522
Cadiz Inc. (c)	6	72
California Water Service Group	10	356
Central Vermont Public Service Corp.	5	114
CH Energy Group Inc.	8	330
Chesapeake Utilities Corp. (e)	4	139
Cleco Corp.	30	828
Connecticut Water Services Inc.	4	95
Consolidated Water Co. Ltd. (e)	7	102
El Paso Electric Co. (c)	22	449
Empire District Electric Co.	17	327
IDACORP Inc. (e)	23	733
Laclede Group Inc.	11	381
MGE Energy Inc.	12	418
Middlesex Water Co.	6	112
New Jersey Resources Corp. (e)	21	790
Nicor Inc.	23	953
Northwest Natural Gas Co. (e)	13	582
NorthWestern Corp.	18	457
Pennichuck Corp.	2	40
Piedmont Natural Gas Co. Inc. (e)	37	984
PNM Resources Inc.	44	553
Portland General Electric Co. (e)	38	769
SJW Corp.	6	142
South Jersey Industries Inc.	15	574
Southwest Gas Corp.	22	621
Southwest Water Co.	12	69
UIL Holdings Corp.	14	405
UniSource Energy Corp.	17	559
Unitil Corp. (e)	5	124
US Geothermal Inc. (c)	29	45
WGL Holdings Inc. (e)	25	842
York Water Co. (e)	6	84
		14,983

Total Common Stocks (cost $462,764)		458,705

RIGHTS - 0.0%
Builders FirstSource Inc. (c) (e)	14	3
Flagstar Bancorp Inc. (c) (f)	26	-

Total Rights (cost $0)		3

WARRANTS - 0.0%
GreenHunter Energy Inc., 09/15/11 (c) (f)	-	-
Lantronix Inc., 02/09/11 (c) (f)	-	-
Pegasus Wireless Corp., 05/21/10 (c) (f)	1	-

Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$2,630	112

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,096)		112

SHORT TERM INVESTMENTS - 23.4%
Mutual Funds - 3.1%
JNL Money Market Fund, 0.07% (a) (h)	14,720	14,720

Securities Lending Collateral - 20.1%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	62,694	62,694
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	32,507	32,439
		95,133
U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 0.22%, 03/11/10 (o)	$1,155	1,155

Total Short Term Investments (cost $111,076)		111,008

Total Investments - 120.1% (cost $575,936)		569,828
Other Assets and Liabilities, Net - (20.1%)		(95,463)
Total Net Assets - 100%		$474,365

JNL/Mellon Capital Management
International Index Fund
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 9.4%
ABC-Mart Inc.	2	$56
Accor SA	11	579
Adidas AG	14	753
Aisin Seiki Co. Ltd.	14	402
Aristocrat Leisure Ltd.	25	91
Asics Corp.	11	99
Autogrill SpA (c)	7	93
Bayerische Motoren Werke AG	24	1,080
Benesse Corp.	5	205
Billabong International Ltd.	13	130
Bridgestone Corp.	43	754
British Sky Broadcasting Group Plc	82	742
Burberry Group Plc	29	284
Canon Marketing Japan Inc.	5	75
Carnival Plc (c)	12	408
Carphone Warehouse Group Plc	27	82
Casio Computer Co. Ltd. (e)	16	127
Christian Dior SA	4	450
Compagnie Financiere Richemont SA	37	1,252
Compagnie Generale des Etablissements Michelin	11	812
Compass Group Plc	129	926
Crown Ltd.	32	231
Daihatsu Motor Co. Ltd.	12	120
Daimler AG	64	3,421
Dena Co. Ltd.	-	119
Denso Corp.	34	1,025
Dentsu Inc. (e)	12	283
Electrolux AB - Class B (c)	16	387
Esprit Holdings Ltd.	83	549
Eutelsat Communications Group SA	7	223
Fairfax Media Ltd. (e)	158	246
Fast Retailing Co. Ltd.	3	620
Fiat SpA (c) (e)	53	785
Fuji Heavy Industries Ltd. (c)	41	200
Fuji Media Holdings Inc.	-	22
Genting International Plc (c) (e)	312	288
Gestevision Telecinco SA (e)	7	100
Hakuhodo DY Holdings Inc.	2	74
Harvey Norman Holdings Ltd.	34	127
Hennes & Mauritz AB - Class B	36	2,025
Hermes International SCA	4	510
Home Retail Group Plc	59	270
Honda Motor Co. Ltd.	117	3,978
Husqvarna AB - Class B (c)	27	200
Inditex SA	15	947
InterContinental Hotels Group Plc	18	265
Isetan Mitsukoshi Holdings Ltd. (e)	25	223
Isuzu Motors Ltd. (c)	79	148
J. Front Retailing Co. Ltd.	37	164
Jardine Cycle & Carriage Ltd.	8	150
JC Decaux SA (c) (e)	5	112
Jupiter Telecommunications Co. Ltd.	-	176
Kingfisher Plc	165	611
Koito Manufacturing Co. Ltd.	6	96
Lagardere SCA	9	350
Li & Fung Ltd.	158	652
Lifestyle International Holdings Ltd.	48	88
Luxottica Group SpA	8	211
LVMH Moet Hennessy Louis Vuitton SA	17	1,961
M6-Metropole Television SA	4	107
Makita Corp.	8	275
Marks & Spencer Group Plc	110	717
Marui Group Co. Ltd.	14	83
Mazda Motor Corp.	103	237
McDonald's Holdings Co. Japan Ltd. (e)	5	86
Mediaset SpA	51	423
Mitsubishi Motors Corp. (c) (e)	262	364
Namco Bandai Holdings Inc.	14	137
Next Plc	14	467
NGK Spark Plug Co. Ltd.	12	136
NHK Spring Co. Ltd.	11	102
Nikon Corp.	23	454
Nissan Motor Co. Ltd. (c)	177	1,559
Nisshinbo Holdings Inc.	10	93
Nitori Co. Ltd.	3	201
NOK Corp.	7	102
Nokian Renkaat Oyj (e)	7	178
OPAP SA	16	347
Oriental Land Co. Ltd.	3	224
PagesJaunes Groupe SA (e)	8	87
Panasonic Corp.	140	2,019
Pearson Plc	57	814
Peugeot SA (c)	11	365
Pirelli & C. SpA (c)	205	123
PPR SA	5	660
Publicis Groupe	8	341
Puma AG Rudolf Dassler Sport	-	130
Rakuten Inc.	1	398
Reed Elsevier NV	52	643
Reed Elsevier Plc	87	720
Renault SA (c)	13	691
Rinnai Corp.	3	126
Sands China Ltd. (c)	139	169
Sankyo Co. Ltd.	4	175
Sanoma Oyj (e)	6	126
Sanyo Electric Co. Ltd. (c)	126	233
Sega Sammy Holdings Inc.	15	180
Sekisui Chemical Co. Ltd.	29	180
Sekisui House Ltd.	39	354
SES SA	21	464
Shangri-La Asia Ltd.	92	172
Sharp Corp.	72	910
Shimamura Co. Ltd.	2	153
Shimano Inc.	5	186
Singapore Press Holdings Ltd.	107	279
SKYCITY Entertainment Group Ltd.	38	90
Societe Television Francaise 1	8	140
Sodexo SA (e)	7	381
Sony Corp.	72	2,080
Stanley Electric Co. Ltd.	10	201
Sumitomo Rubber Industries Inc. (e)	12	102
Suzuki Motor Corp.	25	626
Swatch Group AG - Class B	2	564
Swatch Group AG (e)	3	144
Tabcorp Holdings Ltd.	43	267
Takashimaya Co. Ltd.	21	134
Tatts Group Ltd. (e)	80	176
Television Broadcasts Ltd.	17	82
Thomas Cook Group Plc	64	238
Toho Co. Ltd.	7	119
Toyoda Gosei Co. Ltd.	5	142
Toyota Boshoku Corp.	5	104
Toyota Industries Corp.	13	388
Toyota Motor Corp.	208	8,765
TUI AG (c) (e)	8	70
TUI Travel Plc	39	159
USS Co. Ltd.	2	96
Vivendi SA	87	2,596
Volkswagen AG (e)	4	390
Volvo AB - Class A	31	267
Volvo AB - Class B	76	654
Whitbread Plc	12	269
Wolters Kluwer NV	19	419
WPP Plc	90	883
Yamada Denki Co. Ltd. (e)	6	426
Yamaha Corp.	11	134
Yamaha Motor Co. Ltd. (c)	14	182
Yue Yuen Industrial Holdings Ltd.	45	131
		69,766
CONSUMER STAPLES - 9.7%
AEON Co. Ltd. (e)	47	378
Ajinomoto Co. Inc.	47	443
Anheuser-Busch InBev NV	51	2,678
Anheuser-Busch InBev NV- Strip VVPR	13	-
Aryzta AG	6	218
Asahi Breweries Ltd.	27	488
Associated British Foods Plc	24	318
Beiersdorf AG	6	422
British American Tobacco Plc	142	4,614
Cadbury Plc	98	1,256
Carlsberg A/S	8	556
Carrefour SA	45	2,173
Casino Guichard Perrachon SA	4	334
Coca-Cola Amatil Ltd.	38	396
Coca-Cola Hellenic Bottling Co. SA	12	282
Coca-Cola West Co. Ltd.	4	78
Colruyt SA	1	253
Danone SA	39	2,403
Delhaize Group	7	558
Diageo Plc	178	3,109
FamilyMart Co. Ltd.	5	133
Foster's Group Ltd.	135	664
Golden Agri-Resources Ltd. (c)	393	142
Goodman Fielder Ltd.	83	121
Heineken Holding NV	8	329
Heineken NV	18	838
Henkel AG & Co. KGaA	9	400
Imperial Tobacco Group Plc	72	2,289
Ito En Ltd. (e)	4	66
J Sainsbury Plc	87	454
Japan Tobacco Inc.	-	1,088
Jeronimo Martins SGPS SA	14	145
Kao Corp.	38	891
Kerry Group Plc	10	286
Kesko Oyj	5	160
Kikkoman Corp. (e)	11	135
Kirin Holdings Co. Ltd.	60	963
Koninklijke Ahold NV	85	1,131
Lawson Inc.	5	208
Lindt & Spruengli AG (e)	-	197
L'Oreal SA	17	1,907
MEIJI Holdings Co. Ltd.	5	178
Metcash Ltd.	52	209
Metro AG	8	476
Nestle SA	246	11,935
Nippon Meat Packers Inc.	13	151
Nisshin Seifun Group Inc. (e)	13	174
Nissin Foods Holdings Co. Ltd.	5	157
Olam International Ltd. (e)	88	165
Parmalat SpA	115	321
Pernod-Ricard SA	14	1,214
Reckitt Benckiser Group Plc	43	2,340
SABMiller Plc	67	1,979
Sapporo Holdings Ltd. (e)	18	99
Seven & I Holdings Co. Ltd.	55	1,125
Shiseido Co. Ltd.	25	481
Suedzucker AG	5	99
Swedish Match AB	17	380
Tesco Plc	563	3,893
Toyo Suisan Kaisha Ltd.	6	138
Unicharm Corp.	3	281
Unilever NV (e)	116	3,776
Unilever Plc	91	2,937
UNY Co. Ltd.	13	92
Wesfarmers Ltd.	83	2,298
Wilmar International Ltd. (e)	90	409
WM Morrison Supermarkets Plc	152	682
Woolworths Ltd.	88	2,198
Yakult Honsha Co. Ltd. (e)	7	219
Yamazaki Baking Co. Ltd.	8	96
		72,006
ENERGY - 8.2%
AMEC Plc	23	294
Arrow Energy Ltd. (c)	38	140
BG Group Plc	239	4,323
BP Plc	1,328	12,872
Cairn Energy Plc (c)	97	521
Caltex Australia Ltd. (c)	9	74
Cie Generale de Geophysique-Veritas (c)	10	209
Cosmo Oil Co. Ltd.	40	84
Energy Resources of Australia Ltd.	4	95
ENI SpA	185	4,719
Fugro NV	5	262
Galp Energia SGPS SA	11	193
Hellenic Petroleum SA	7	79
Idemitsu Kosan Co. Ltd.	2	88
INPEX Corp.	-	439
Japan Petroleum Exploration Co.	2	84
Lundin Petroleum AB (c)	15	120
Mongolia Energy Co. Ltd. (c)	231	118
Neste Oil Oyj	9	162
Nippon Mining Holdings Inc.	63	270
Nippon Oil Corp.	86	399
OMV AG	11	465
Origin Energy Ltd.	63	944
Paladin Energy Ltd. (c)	43	161
Petrofac Ltd.	14	230
Repsol YPF SA (e)	52	1,404
Royal Dutch Shell Plc - Class A	251	7,641
Royal Dutch Shell Plc - Class B	191	5,595
Saipem SpA	19	659
Santos Ltd.	60	752
SBM Offshore NV	12	243
SeaDrill Ltd. (e)	20	504
Showa Shell Sekiyu KK (e)	12	99
StatoilHydro ASA	80	2,004
Technip SA	7	505
Tenaris SA	34	731
TonenGeneral Sekiyu KK (e)	18	150
Total SA	150	9,669
Tullow Oil Plc	57	1,208
Woodside Petroleum Ltd.	38	1,617
WorleyParsons Ltd.	11	288
		60,414
FINANCIALS - 24.8%
3i Group Plc	68	313
77 Bank Ltd.	25	133
Acom Co. Ltd. (e)	2	38
Admiral Group Plc	12	236
Aegon NV	109	710
AEON Credit Service Co. Ltd. (e)	4	41
AEON Mall Co. Ltd.	5	103
Aioi Insurance Co. Ltd.	32	153
Allianz SE	32	4,022
Alpha Bank AE (c)	32	376
AMP Ltd.	141	850
Anglo Irish Bank Corp. Plc (f)	34	7
Aozora Bank Ltd.	46	49
Ascendas Real Estate Investment Trust	104	163
Assicurazioni Generali SpA (e)	83	2,243
ASX Ltd.	12	368
Australia & New Zealand Banking Group Ltd.	178	3,629
Aviva Plc	196	1,257
AXA Asia Pacific Holdings Ltd.	71	413
AXA SA	121	2,863
Baloise Holding AG	3	279
Banca Carige SpA (e)	46	124
Banca Monte dei Paschi di Siena SpA (e)	156	276
Banca Popolare di Milano Scarl	27	195
Banco Bilbao Vizcaya Argentaria SA	253	4,615
Banco Comercial Portugues SA	162	196
Banco de Sabadell SA	65	364
Banco de Valencia SA (e)	14	106
Banco Espirito Santo SA	36	236
Banco Popolare SC (c)	47	353
Banco Popular Espanol SA (e)	59	436
Banco Santander SA	578	9,581
Bank of Cyprus Public Co. Ltd.	38	268
Bank of East Asia Ltd.	104	408
Bank of Kyoto Ltd.	22	178
Bank of Yokohama Ltd.	89	406
Bankinter SA	20	210
Barclays Plc	810	3,611
Bendigo and Adelaide Bank Ltd. (e)	24	212
BGP Holdings Plc (f)	479	-
BNP Paribas	67	5,388
BOC Hong Kong Holdings Ltd.	266	598
British Land Co. Plc	59	453
CapitaLand Ltd. (e)	184	546
CapitaMall Trust	165	211
CapitaMalls Asia Ltd. (c)	93	168
CFS Retail Property Trust	121	206
Cheung Kong Holdings Ltd.	99	1,272
China Bank Ltd.	52	311
Chinese Estates Holdings Ltd.	49	83
Chugoku Bank Ltd.	12	149
Chuo Mitsui Trust Holdings Inc.	67	226
City Developments Ltd.	37	303
CNP Assurances SA	3	258
Commerzbank AG (c) (e)	49	410
Commonwealth Bank of Australia	108	5,268
Corio NV	4	255
Credit Agricole SA (e)	66	1,174
Credit Saison Co. Ltd. (e)	11	127
Credit Suisse Group AG	80	3,957
Criteria CaixaCorp SA	57	268
Daiwa Securities Group Inc.	120	604
Danske Bank A/S (c)	32	722
DBS Group Holdings Ltd.	123	1,333
Deutsche Bank AG	42	2,983
Deutsche Boerse AG	14	1,160
Deutsche Postbank AG (c)	6	213
Dexia SA (c)	36	230
Dexus Property Group	350	266
DnB NOR ASA (c) (e)	64	699
EFG Eurobank Ergasias SA (c)	22	252
Erste Group Bank AG	14	510
Eurazeo	2	136
Exor SpA	5	94
Fonciere Des Regions (e)	2	154
Fondiaria-Sai SpA (e)	4	70
Fortis (c)	156	588
Fukuoka Financial Group Inc.	51	178
GAM Holding Ltd.	14	166
Gecina SA	1	141
Goodman Group	446	253
GPT Group	626	337
Groupe Bruxelles Lambert SA	6	552
Groupe Bruxelles Lambert SA - Strip VVPR	-	-
Gunma Bank Ltd.	27	138
Hachijuni Bank Ltd.	32	189
Hammerson Plc	49	337
Hang Lung Group Ltd.	54	267
Hang Lung Properties Ltd.	149	584
Hang Seng Bank Ltd.	55	806
Hannover Rueckversicherung AG (c)	4	194
Henderson Land Development Co. Ltd.	77	575
Hiroshima Bank Ltd.	36	140
Hokuhoku Financial Group Inc.	91	186
Hong Kong Exchanges & Clearing Ltd.	73	1,299
Hopewell Holdings Ltd.	38	123
HSBC Holdings Plc	1,229	14,063
Hysan Development Co. Ltd.	42	119
Icade SA	1	134
ICAP Plc	36	251
IMMOEAST AG (c) (e)	31	172
ING Groep NV (c)	259	2,563
Insurance Australia Group Ltd.	142	510
Intesa Sanpaolo SpA	62	207
Intesa Sanpaolo SpA ©	548	2,475
Investec Plc	30	208
Investor AB - Class B	32	594
Iyo Bank Ltd.	17	138
Jafco Co. Ltd. (e)	2	56
Japan Prime Realty Investment Corp.	-	77
Japan Real Estate Investment Corp.	-	265
Japan Retail Fund Investment Corp.	-	103
Joyo Bank Ltd.	46	185
Julius Baer Group Ltd.	14	508
KBC Groep NV (c)	11	482
Kerry Properties Ltd.	50	250
Klepierre (e)	6	265
Land Securities Group Plc	55	603
Legal & General Group Plc	423	551
Lend Lease Corp. Ltd.	30	279
Liberty International Plc	34	280
Link Real Estate Investment Trust	154	393
Lloyds Banking Group Plc (c)	2,712	2,220
London Stock Exchange Group Plc	11	126
Macquarie Group Ltd. (e)	24	1,021
Man Group Plc	119	595
Mapfre SA	54	228
Marfin Investment Group SA	42	120
Matsui Securities Co. Ltd.	8	57
Mediobanca SpA (c)	33	388
Mediolanum SpA (e)	16	97
Mirvac Group	198	277
Mitsubishi Estate Co. Ltd.	84	1,342
Mitsubishi UFJ Financial Group Inc.	890	4,386
Mitsubishi UFJ Lease & Finance Co. Ltd. (e)	4	114
Mitsui Fudosan Co. Ltd.	60	1,015
Mitsui Sumitomo Insurance Group Holdings Inc.	30	772
Mizuho Financial Group Inc.	973	1,751
Mizuho Securities Co. Ltd.	38	115
Mizuho Trust & Banking Co. Ltd. (c)	95	89
Muenchener Rueckversicherungs AG	14	2,190
National Australia Bank Ltd.	149	3,636
National Bank of Greece SA (c)	43	1,126
Nationale A Portefeuille	2	130
Natixis (c)	59	301
New World Development Ltd.	183	372
Nippon Building Fund Inc.	-	274
Nipponkoa Insurance Co. Ltd.	45	256
Nishi-Nippon City Bank Ltd.	45	110
Nissay Dowa General Insurance Co. Ltd.	12	58
Nomura Holdings Inc.	254	1,889
Nomura Real Estate Holdings Inc.	6	93
Nomura Real Estate Office Fund Inc.	-	98
Nordea Bank AB (e)	230	2,345
NTT Urban Development Corp.	-	50
Old Mutual Plc (c)	369	651
ORIX Corp. (e)	7	489
Oversea-Chinese Banking Corp. Ltd.	183	1,177
Pargesa Holding SA	2	178
Piraeus Bank SA	21	250
Pohjola Bank Plc	10	110
Prudential plc (a)	180	1,858
QBE Insurance Group Ltd.	72	1,649
Raiffeisen International Bank Holding AG (e)	4	203
Resolution Ltd. (c)	197	284
Resona Holdings Inc.	35	360
Royal Bank of Scotland Group Plc (c)	1,217	574
RSA Insurance Group Plc	244	475
Sampo Oyj	29	717
Sapporo Hokuyo Holdings Inc.	20	73
SBI Holdings Inc.	1	225
Schroders Plc	8	177
SCOR SE	12	296
Segro Plc	52	290
Senshu Ikeda Holdings Inc. (e)	31	112
Seven Bank Ltd.	-	74
Shinsei Bank Ltd.	57	62
Shizuoka Bank Ltd.	41	357
Singapore Exchange Ltd.	62	365
Sino Land Co.	113	217
Skandinaviska Enskilda Banken AB (c)	106	659
Societe Generale - Class A	45	3,137
Sompo Japan Insurance Inc.	61	393
Sony Financial Holdings Inc.	-	156
Standard Chartered Plc	143	3,630
Standard Life Plc	160	558
Stockland	172	605
Sumitomo Mitsui Financial Group Inc. (e)	65	1,872
Sumitomo Realty & Development Co. Ltd. (e)	28	519
Sumitomo Trust & Banking Co. Ltd.	103	506
Sun Hung Kai Properties Ltd.	101	1,502
Suncorp-Metway Ltd.	88	681
Suruga Bank Ltd.	14	122
Svenska Handelsbanken - Class A	34	975
Swedbank AB (c)	44	440
Swire Pacific Ltd.	54	653
Swiss Life Holding AG	2	257
Swiss Reinsurance	25	1,191
T&D Holdings Inc.	16	329
Tokio Marine Holdings Inc.	52	1,410
Tokyo Tatemono Co. Ltd.	31	119
Tokyu Land Corp.	30	111
Topdanmark A/S (c)	1	132
TrygVesta AS	2	110
UBS AG (c)	253	3,922
Unibail-Rodamco SE	6	1,389
UniCredit SpA (c)	1,012	3,400
Unione di Banche Italiane SCPA (e)	41	597
Unipol Gruppo Finanziario SpA (c) (e)	54	74
United Overseas Bank Ltd.	87	1,212
UOL Group Ltd.	35	100
Vienna Insurance Group	2	126
Westfield Group	148	1,658
Westpac Banking Corp.	209	4,720
Wharf Holdings Ltd.	100	573
Wheelock & Co. Ltd.	62	189
Wing Hang Bank Ltd.	9	86
Yamaguchi Financial Group Inc.	16	150
Zurich Financial Services AG	10	2,297
		183,286
HEALTH CARE - 8.1%
Actelion Ltd. (c)	7	377
Alfresa Holdings Corp.	3	99
Astellas Pharma Inc.	32	1,204
AstraZeneca Plc	103	4,833
Bayer AG	59	4,712
BioMerieux SA	1	108
Celesio AG	5	138
Chugai Pharmaceutical Co. Ltd.	15	282
Cie Generale d'Optique Essilor International SA (e)	14	863
Cochlear Ltd.	4	249
Coloplast A/S	2	141
CSL Ltd.	42	1,222
Daiichi Sankyo Co. Ltd.	47	985
Dainippon Sumitomo Pharma Co. Ltd.	11	116
Eisai Co. Ltd.	18	651
Elan Corp. Plc (c)	36	215
Fresenius Medical Care AG & Co. KGaA	14	728
Fresenius SE	2	116
Getinge AB - Class B	15	280
GlaxoSmithKline Plc	368	7,839
Grifols SA (e)	9	159
H Lundbeck A/S	4	73
Hisamitsu Pharmaceutical Co. Inc. (e)	5	152
Ipsen SA	2	106
kyowa Hakko Kirin Co. Ltd.	18	187
Lonza Group AG	3	229
Medipal Holdings Corp.	10	120
Merck KGaA	5	426
Mitsubishi Tanabe Pharma Corp.	15	187
Nobel Biocare Holding AG	9	299
Novartis AG	150	8,177
Novo-Nordisk A/S - Class B	31	1,985
Olympus Corp.	15	484
Ono Pharmaceutical Co. Ltd.	6	245
Orion Oyj	6	122
Qiagen NV (c)	16	370
Roche Holding AG	50	8,471
Sanofi-Aventis SA	75	5,898
Santen Pharmaceutical Co. Ltd.	5	157
Shionogi & Co. Ltd.	22	477
Shire Plc	39	765
Smith & Nephew Plc	64	657
Sonic Healthcare Ltd.	25	348
Sonova Holding AG	3	409
Straumann Holding AG	1	149
Suzuken Co. Ltd.	5	176
Synthes Inc.	4	560
Sysmex Corp.	3	136
Taisho Pharmaceutical Co. Ltd.	9	155
Takeda Pharmaceutical Co. Ltd.	53	2,201
Terumo Corp.	12	711
Tsumura & Co.	5	149
UCB SA (e)	7	301
William Demant Holding AS (c)	1	112
		60,311
INDUSTRIALS - 10.8%
A P Moller - Maersk A/S Class A	-	265
A P Moller - Maersk A/S Class B	-	663
ABB Ltd.	157	3,025
Abertis Infraestructuras SA	20	447
ACS Actividades de Construccion y Servicios SA	10	491
Adecco SA	9	478
Aeroports de Paris (e)	2	175
Air France-KLM (c)	9	147
Alfa Laval AB (e)	24	338
All Nippon Airways Co. Ltd.	63	171
Alstom SA	14	991
Amada Co. Ltd.	24	150
Asahi Glass Co. Ltd.	73	695
Asciano Group (c)	187	304
Assa Abloy AB (e)	21	415
Atlantia SpA	18	475
Atlas Copco AB - Class A	47	693
Atlas Copco AB - Class B	28	361
Auckland International Airport Ltd.	62	90
BAE Systems Plc	252	1,465
Balfour Beatty Plc	48	200
Bouygues SA	16	838
Brambles Ltd.	98	596
Brisa-Auto Estradas de Portugal SA	13	137
British Airways Plc (c)	42	128
Bunzl Plc	24	266
Bureau Veritas SA	3	170
Capita Group Plc	45	545
Cathay Pacific Airways Ltd.	80	149
Central Japan Railway Co.	-	703
Chiyoda Corp.	10	77
Cie de Saint-Gobain	27	1,498
Cintra Concesiones de Infraestructuras de Transporte SA	30	358
Cobham Plc	81	330
ComfortDelgro Corp. Ltd.	121	141
Cosco Corp. Singapore Ltd.	76	64
CSR Ltd.	116	187
Dai Nippon Printing Co. Ltd.	39	497
Daikin Industries Ltd.	17	668
Daito Trust Construction Co. Ltd.	6	265
Daiwa House Industry Co. Ltd.	37	398
Deutsche Lufthansa AG	16	276
Deutsche Post AG	60	1,169
DSV A/S (c) (e)	16	281
East Japan Railway Co.	24	1,531
Eiffage SA	3	152
European Aeronautic Defence & Space Co. NV	29	577
Experian Plc	72	712
Fanuc Ltd.	14	1,277
Finmeccanica SpA	28	445
Firstgroup Plc	32	219
Fomento de Construcciones y Contratas SA	3	115
Fraport AG Frankfurt Airport Services Worldwide (e)	2	128
Fraser and Neave Ltd.	67	198
Fuji Electric Holdings Co. Ltd. (c)	40	69
Furukawa Electric Co. Ltd. (e)	42	175
G4S Plc	87	368
Gamesa Corp. Tecnologica SA	13	215
GEA Group AG	10	231
Geberit AG (e)	3	498
GS Yuasa Corp. (e)	26	192
Hankyu Hanshin Holdings Inc.	81	362
Hino Motors Ltd. (c)	19	66
Hitachi Construction Machinery Co. Ltd.	8	199
Hochtief AG	3	213
Hong Kong Aircraft Engineering Co. Ltd.	5	67
Hutchison Whampoa Ltd.	152	1,040
Iberia Lineas Aereas de Espana	35	95
IHI Corp. (c)	88	140
Invensys Plc	56	269
ITOCHU Corp.	105	776
Japan Airlines Corp. (c)	62	45
Japan Steel Works Ltd.	24	306
JGC Corp.	14	258
JS Group Corp.	17	291
JTEKT Corp.	14	185
Kajima Corp.	59	119
Kamigumi Co. Ltd.	19	139
Kawasaki Heavy Industries Ltd.	96	244
Kawasaki Kisen Kaisha Ltd. (c)	43	123
Keihin Electric Express Railway Co. Ltd. (e)	33	243
Keio Corp.	40	241
Keisei Electric Railway Co. Ltd.	19	104
Keppel Corp. Ltd.	92	536
Kinden Corp.	10	85
Kintetsu Corp. (e)	115	381
Komatsu Ltd.	68	1,418
Kone Oyj	11	466
Koninklijke Boskalis Westminster NV	5	189
Koninklijke Philips Electronics NV	69	2,053
Koninklijke Vopak NV	2	186
Kubota Corp.	78	716
Kuehne & Nagel International AG	4	362
Kurita Water Industries Ltd.	8	248
Legrand SA	7	195
Leighton Holdings Ltd.	10	349
Macquarie Airports	55	150
Macquarie Infrastructure Group	154	184
Man AG	8	595
Marubeni Corp.	119	658
Metso Oyj	9	330
Minebea Co. Ltd.	23	125
Mitsubishi Corp.	90	2,254
Mitsubishi Electric Corp. (c)	135	1,003
Mitsubishi Heavy Industries Ltd. (e)	218	769
Mitsubishi Logistics Corp. (e)	7	83
Mitsui & Co. Ltd.	123	1,746
Mitsui Engineering & Shipbuilding Co. Ltd. (e)	53	128
Mitsui OSK Lines Ltd.	79	418
MTR Corp. (e)	98	336
Neptune Orient Lines Ltd.	66	77
NGK Insulators Ltd. (e)	18	394
Nippon Express Co. Ltd.	59	244
Nippon Sheet Glass Co. Ltd.	42	120
Nippon Yusen KK	103	317
Nissha Printing Co. Ltd.	2	103
Noble Group Ltd. (e)	110	252
NSK Ltd.	34	250
NTN Corp.	32	145
NWS Holdings Ltd.	58	106
Obayashi Corp.	47	160
Odakyu Electric Railway Co. Ltd.	43	330
Orient Overseas International Ltd.	15	69
Orkla ASA	53	520
Panasonic Electric Works Co. Ltd.	27	327
Prysmian SPA	7	122
Qantas Airways Ltd.	74	198
Randstad Holding NV (c)	7	362
Renewable Energy Corp. AS (c) (e)	21	165
Rolls-Royce Group Plc (c)	133	1,035
Ryanair Holdings Plc (c)	2	9
Sacyr Vallehermoso SA (e)	6	72
Safran SA	12	243
Sandvik AB	70	851
Scania AB (e)	22	287
Schindler Holding AG	1	109
Schneider Electric SA (virt-x)	17	1,969
Secom Co. Ltd.	15	699
Securitas AB - Class B (e)	21	204
SembCorp Industries Ltd.	64	167
SembCorp Marine Ltd.	53	139
Serco Group Plc	34	289
SGS SA (e)	-	518
Shimizu Corp. (e)	42	151
Siemens AG	58	5,378
Singapore Airlines Ltd.	38	406
Singapore Technologies Engineering Ltd.	95	219
Skanska AB	28	478
SKF AB - Class B	27	461
SMC Corp.	4	423
Smiths Group Plc	28	461
Societe BIC SA	2	132
Societe Des Autoroutes Paris-Rhin-Rhone	2	117
Sojitz Corp.	82	156
Solarworld AG (e)	6	124
Sumitomo Corp.	79	802
Sumitomo Electric Industries Ltd.	53	658
Sumitomo Heavy Industries Ltd.	38	192
Taisei Corp.	65	112
Thales SA	6	328
THK Co. Ltd.	9	158
TNT NV	26	796
Tobu Railway Co. Ltd. (e)	56	292
Tokyu Corp.	81	323
Toll Holdings Ltd.	46	356
Tomkins Plc	59	183
Toppan Printing Co. Ltd.	38	310
TOTO Ltd.	17	108
Toyota Tsusho Corp.	15	221
Transurban Group	84	417
Ushio Inc.	8	138
Vallourec SA	4	741
Vestas Wind Systems A/S (c)	14	867
Vinci SA	31	1,769
Wartsila Oyj	6	242
West Japan Railway Co.	-	402
Wolseley Plc (c)	20	403
Yamato Holdings Co. Ltd.	28	388
Yangzijiang Shipbuilding Holdings Ltd.	102	88
Zardoya Otis SA	10	189
		80,211
INFORMATION TECHNOLOGY - 4.7%
Advantest Corp.	11	281
Alcatel-Lucent (c)	167	571
ASM Pacific Technology Ltd.	15	137
ASML Holding NV	30	1,035
Atos Origin SA (c)	3	148
Autonomy Corp. Plc (c)	15	371
Brother Industries Ltd.	15	170
Canon Inc.	76	3,226
Cap Gemini SA	11	486
Citizen Holdings Co. Ltd. (e)	21	123
Computershare Ltd.	30	307
Dassault Systemes SA	5	264
Elpida Memory Inc. (c)	12	199
Foxconn International Holdings Ltd. (c)	138	159
FUJIFILM Holdings Corp.	34	1,030
Fujitsu Ltd.	133	863
Hirose Electric Co. Ltd. (e)	2	231
Hitachi High-Technologies Corp.	5	105
Hitachi Ltd. (c)	319	981
Hoya Corp.	30	790
Ibiden Co. Ltd.	9	327
Indra Sistemas SA	7	160
Infineon Technologies AG (c) (e)	75	416
Itochu Techno-Solutions Corp. (e)	2	56
Keyence Corp.	3	603
Konami Corp.	7	120
Konica Minolta Holdings Inc.	34	350
Kyocera Corp.	12	1,022
Logitech International SA (c) (e)	13	227
Mabuchi Motor Co. Ltd.	2	114
Mitsumi Electric Co. Ltd.	5	92
Murata Manufacturing Co. Ltd.	15	749
NEC Corp.	186	481
Neopost SA	2	186
Nidec Corp.	8	721
Nintendo Co. Ltd.	7	1,696
Nippon Electric Glass Co. Ltd.	25	344
Nokia Oyj (e)	266	3,404
Nomura Research Institute Ltd.	7	138
NTT Data Corp.	-	273
Obic Co. Ltd.	-	72
Omron Corp.	15	263
Oracle Corp. Japan	3	108
Otsuka Corp.	1	45
Ricoh Co. Ltd.	48	688
Rohm Co. Ltd.	7	451
Sage Group Plc	96	340
SAP AG (e)	61	2,888
Seiko Epson Corp.	9	152
Shimadzu Corp.	16	107
Shinko Electric Industries Co. Ltd.	4	60
Square Enix Holdings Co. Ltd.	4	93
STMicroelectronics NV (e)	50	456
Sumco Corp. (e)	8	136
TDK Corp.	8	501
Telefonaktiebolaget LM Ericsson - Class B	212	1,961
Tokyo Electron Ltd.	12	790
Toshiba Corp. (c)	287	1,593
Trend Micro Inc. (e)	7	266
United Internet AG (c)	9	116
Yahoo! Japan Corp.	1	302
Yaskawa Electric Corp. (e)	16	133
Yokogawa Electric Corp.	18	157
		34,634
MATERIALS - 10.2%
Acerinox SA (e)	10	200
Air Liquide	18	2,124
Air Water Inc.	11	130
Akzo Nobel NV	17	1,102
Alumina Ltd. (c)	175	286
Amcor Ltd.	86	478
Anglo American Plc (c)	93	4,092
Antofagasta Plc	29	458
ArcelorMittal	61	2,818
Asahi Kasei Corp.	87	436
BASF SE	65	4,066
BHP Billiton Ltd.	238	9,116
BHP Billiton Plc	157	5,046
BlueScope Steel Ltd.	133	367
Boral Ltd.	41	220
Cimpor Cimentos de Portugal SGPS SA	17	160
CRH Plc	49	1,348
Daicel Chemical Industries Ltd.	17	100
Daido Steel Co. Ltd.	22	82
Denki Kagaku Kogyo K K	32	143
Dowa Holdings Co. Ltd. (e)	18	100
Eramet (e)	-	125
Eurasian Natural Resources Corp.	17	258
Fletcher Building Ltd.	45	260
Fortescue Metals Group Ltd. (c) (e)	90	357
Fresnillo Plc	13	166
Givaudan SA	1	443
HeidelbergCement AG	10	699
Hitachi Chemical Co. Ltd.	8	156
Hitachi Metals Ltd.	13	125
Holcim Ltd.	18	1,363
Holmen AB	4	93
Imerys SA	2	150
Incitec Pivot Ltd.	114	361
Italcementi SpA (e)	5	67
James Hardie Industries NV (c)	29	219
JFE Holdings Inc.	35	1,387
Johnson Matthey Plc	16	386
JSR Corp.	13	255
K+S AG	12	709
Kaneka Corp.	20	127
Kansai Paint Co. Ltd.	14	117
Kazakhmys Plc (c)	15	326
Kobe Steel Ltd. (c)	177	321
Koninklijke DSM NV	11	535
Kuraray Co. Ltd.	24	283
Lafarge SA	14	1,183
Linde AG	11	1,306
Lonmin Plc (c)	11	339
Maruichi Steel Tube Ltd.	2	40
Mitsubishi Chemical Holdings Corp.	86	366
Mitsubishi Gas Chemical Co. Inc.	29	146
Mitsubishi Materials Corp. (c)	72	176
Mitsubishi Rayon Co. Ltd.	34	137
Mitsui Chemicals Inc.	61	158
Mitsui Mining & Smelting Co. Ltd. (c)	35	91
Newcrest Mining Ltd.	35	1,095
Nippon Paper Group Inc.	7	181
Nippon Steel Corp.	364	1,476
Nissan Chemical Industries Ltd.	9	128
Nisshin Steel Co. Ltd. (e)	47	83
Nitto Denko Corp.	12	431
Norsk Hydro ASA (c)	49	410
Novozymes A/S	3	323
Nufarm Ltd.	12	115
OJI Paper Co. Ltd.	61	256
OneSteel Ltd.	90	270
Orica Ltd.	26	604
Outokumpu Oyj	8	156
OZ Minerals Ltd. (c)	232	248
Randgold Resources Ltd.	6	497
Rautaruukki Oyj (e)	6	144
Rexam Plc	64	302
Rio Tinto Ltd.	31	2,073
Rio Tinto Plc	97	5,326
Salzgitter AG	3	282
Shin-Etsu Chemical Co. Ltd.	29	1,649
Showa Denko KK	97	193
Sims Metal Management Ltd.	12	234
Solvay SA	4	453
SSAB Svenskt Stal AB - Class A	12	205
SSAB Svenskt Stal AB - Class B	6	91
Stora Enso Oyj - Class R (c) (e)	39	275
Sumitomo Chemical Co. Ltd.	108	474
Sumitomo Metal Industries Ltd.	242	651
Sumitomo Metal Mining Co. Ltd.	37	546
Svenska Cellulosa AB	41	549
Syngenta AG	7	1,892
Taiheiyo Cement Corp. (c)	49	56
Taiyo Nippon Sanso Corp.	19	202
Teijin Ltd.	68	220
ThyssenKrupp AG	24	907
Titan Cement Co. SA	4	117
Tokuyama Corp.	19	106
Tokyo Steel Manufacturing Co. Ltd. (e)	7	81
Toray Industries Inc.	96	523
Tosoh Corp.	37	102
Toyo Seikan Kaisha Ltd.	11	169
Ube Industries Ltd.	73	200
Umicore	8	273
UPM-Kymmene Oyj	37	437
Vedanta Resources Plc (e)	10	412
Voestalpine AG	8	292
Wacker Chemie AG	1	184
Xstrata Plc (c)	136	2,454
Yamato Kogyo Co. Ltd.	3	98
Yara International ASA	14	624
		75,171
TELECOMMUNICATION SERVICES - 5.6%
Belgacom SA (e)	11	401
BT Group Plc	553	1,206
Cable & Wireless Plc	186	425
Deutsche Telekom AG	201	2,974
Elisa Oyj	9	214
France Telecom SA	132	3,293
Hellenic Telecommunications Organization SA	17	250
Iliad SA (e)	1	134
Inmarsat Plc	32	356
KDDI Corp.	-	1,102
Koninklijke KPN NV	119	2,020
Millicom International Cellular SA	5	399
Mobistar SA	2	151
Nippon Telegraph & Telephone Corp.	37	1,462
NTT DoCoMo Inc.	1	1,530
PCCW Ltd.	177	43
Portugal Telecom SGPS SA	40	489
Singapore Telecommunications Ltd.	569	1,253
SoftBank Corp.	54	1,269
StarHub Ltd.	45	68
Swisscom AG	2	629
Tele2 AB	22	334
Telecom Corp. of New Zealand Ltd.	129	232
Telecom Italia SpA	717	1,119
Telefonica SA	300	8,408
Telekom Austria AG	23	325
Telenor ASA (c)	59	834
TeliaSonera AB	160	1,165
Telstra Corp. Ltd.	307	944
Vodafone Group Plc	3,728	8,651
		41,680
UTILITIES - 5.7%
A2A SpA (e)	76	160
Acciona SA	2	238
AGL Energy Ltd.	31	387
BKW FMB Energie AG (e)	1	63
Centrica Plc	365	1,658
Cheung Kong Infrastructure Holdings Ltd.	29	110
Chubu Electric Power Co. Inc.	47	1,129
Chugoku Electric Power Co. Inc. (e)	20	386
CLP Holdings Ltd.	142	964
Contact Energy Ltd.	18	81
Drax Group Plc	26	177
E.ON AG	135	5,656
EDP Renovaveis SA (c)	14	130
Electric Power Development Co. Ltd.	9	262
Electricite de France SA	17	985
Enagas SA	12	275
Enel SpA	468	2,717
Energias de Portugal SA	125	557
Fortum Oyj	31	844
Gas Natural SDG SA	15	326
GDF Suez (e)	88	3,834
Hokkaido Electric Power Co. Inc.	13	238
Hokuriku Electric Power Co.	13	275
Hong Kong & China Gas Co. Ltd.	277	695
Hongkong Electric Holdings Ltd.	98	531
Iberdrola Renovables SA	57	272
Iberdrola SA	261	2,502
International Power Plc	104	521
Kansai Electric Power Co. Inc.	55	1,230
Kyushu Electric Power Co. Inc.	27	548
National Grid Plc	175	1,920
Osaka Gas Co. Ltd.	133	448
Public Power Corp. SA (c)	8	157
Red Electrica Corp. SA (e)	8	426
RWE AG	30	2,902
Scottish & Southern Energy Plc	66	1,232
Severn Trent Plc	16	288
Shikoku Electric Power Co. Inc.	12	318
Snam Rete Gas SpA	103	511
SP AusNet	110	91
Suez Environnement SA	19	440
Terna Rete Elettrica Nazionale SpA	94	407
Toho Gas Co. Ltd.	34	181
Tohoku Electric Power Co. Inc.	30	595
Tokyo Electric Power Co. Inc.	87	2,174
Tokyo Gas Co. Ltd.	162	647
United Utilities Group Plc	49	396
Veolia Environnement	28	938
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	6	236
		42,058

Total Common Stocks (cost $728,105)		719,537

PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.2%
Bayerische Motoren Werke AG - PFD	4	121
Porsche Automobil Holding SE	6	377
Volkswagen AG	7	695
		1,193
CONSUMER STAPLES - 0.1%
Henkel AG & Co. KGaA	13	669
Lindt & Spruengli AG	-	131
		800
HEALTH CARE - 0.1%
Fresenius SE	6	399

INDUSTRIALS - 0.0%
Schindler Holding AG	3	261

TELECOMMUNICATION SERVICES - 0.1%
Telecom Italia SpA - RNC	413	458

UTILITIES - 0.0%
RWE AG	3	251

Total Preferred Stocks (cost $3,490)		3,362

RIGHTS - 0.0%
Dowa Mining Co. Ltd. (c) (f)	10	-
Fortis - Rights (c) (f)	101	-

Total Rights (cost $0)		-

WARRANTS - 0.0%
Fonciere Des Regions, 12/31/10 (c)	2	1
Mediobanca SpA, 03/24/11 (c) (f)	29	4

Total Warrants (cost $0)		5

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$1,711	73

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,711)		73

SHORT TERM INVESTMENTS - 6.1%
Mutual Funds - 2.1%
JNL Money Market Fund, 0.07% (a) (h)	15,534	15,534

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	11,595	11,595
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	17,155	17,119
		28,714
U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 0.22%, 03/11/10 (o)	$1,135	1,135

Total Short Term Investments (cost $45,419)		45,383

Total Investments - 103.8% (cost $778,725)		768,360
Other Assets and Liabilities, Net - (3.8%)		(28,321)
Total Net Assets - 100%		$740,039

JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 15.1%
Bed Bath & Beyond Inc. (c)	193	$7,456
Cablevision Systems Corp. - Class A	287	7,410
Carmax Inc. (c) (e)	398	9,652
Chipotle Mexican Grill Inc. - Class A (c)	103	9,080
Choice Hotels International Inc.	109	3,451
Coach Inc.	150	5,480
Discovery Communications Inc. - Class A (c) (e)	165	5,061
Discovery Communications Inc. - Class C (c)	188	4,986
Dollar General Corp. (c)	166	3,723
Education Management Corp. (c)	88	1,937
Expedia Inc. (c)	468	12,032
Gaylord Entertainment Co. (c) (e)	154	3,042
Hyatt Hotels Corp. - Class A (c)	47	1,395
J Crew Group Inc. (c)	68	3,042
Lamar Advertising Co. (c)	297	9,246
Liberty Media - Starz (c)	83	3,830
Marriott International Inc. - Class A (e)	442	12,044
O'Reilly Automotive Inc. (c)	171	6,519
Panera Bread Co. - Class A (c) (e)	44	2,947
Starbucks Corp. (c)	167	3,851
Tim Hortons Inc.	119	3,631
WABCO Holdings Inc.	156	4,023
Wynn Resorts Ltd. (e)	75	4,367
		128,205
CONSUMER STAPLES - 2.0%
Shoppers Drug Mart Corp.	179	7,741
Whole Foods Market Inc. (c) (e)	331	9,086
		16,827
ENERGY - 6.6%
Cameron International Corp. (c)	110	4,598
CNX Gas Corp. (c)	219	6,465
Consol Energy Inc.	165	8,217
EOG Resources Inc.	19	1,849
FMC Technologies Inc. (c) (e)	165	9,544
Murphy Oil Corp.	79	4,282
Peabody Energy Corp.	109	4,928
Smith International Inc.	215	5,842
Trican Well Service Ltd.	166	2,226
Ultra Petroleum Corp. (c)	166	8,277
		56,228
FINANCIALS - 10.0%
AON Corp.	162	6,211
Assurant Inc.	109	3,213
E*Trade Financial Corp. (c)	1,250	2,188
Eaton Vance Corp. (e)	221	6,721
Fifth Third Bancorp	408	3,978
Interactive Brokers Group Inc. (c)	197	3,491
IntercontinentalExchange Inc. (c)	57	6,401
Janus Capital Group Inc. (e)	348	4,681
KeyCorp	735	4,079
M&T Bank Corp. (e)	57	3,813
Marshall & Ilsley Corp.	734	4,000
MSCI Inc. (c)	247	7,855
Principal Financial Group Inc.	196	4,712
Raymond James Financial Inc.	141	3,352
St. Joe Co. (c) (e)	75	2,167
SunTrust Banks Inc.	207	4,200
TCF Financial Corp. (e)	137	1,866
TD Ameritrade Holding Corp. (c)	326	6,318
WR Berkley Corp.	217	5,347
		84,593
HEALTH CARE - 17.2%
Alexion Pharmaceuticals Inc. (c)	72	3,515
Allergan Inc.	60	3,781
BioMarin Pharmaceutical Inc. (c) (e)	140	2,633
CareFusion Corp. (c)	328	8,203
Cephalon Inc. (c) (e)	162	10,110
Cerner Corp. (c) (e)	33	2,721
Covance Inc. (c)	118	6,439
CR Bard Inc.	104	8,102
DENTSPLY International Inc. (e)	173	6,084
Edwards Lifesciences Corp. (c)	110	9,554
Elan Corp. Plc - ADR (c)	390	2,543
Henry Schein Inc. (c) (e)	165	8,679
Human Genome Sciences Inc. (c)	271	8,293
Humana Inc. (c) (e)	97	4,257
Idexx Laboratories Inc. (c) (e)	43	2,298
Illumina Inc. (c) (e)	129	3,954
Intuitive Surgical Inc. (c)	18	5,460
Millipore Corp. (c)	54	3,907
Myriad Genetics Inc. (c)	53	1,383
Onyx Pharmaceuticals Inc. (c) (e)	66	1,948
OSI Pharmaceuticals Inc. (c) (e)	136	4,220
Perrigo Co. (e)	152	6,056
Qiagen NV (c) (e)	329	7,343
Regeneron Pharmaceuticals Inc. (c)	14	339
Theravance Inc. (c)	109	1,425
Valeant Pharmaceutical International (c) (e)	139	4,419
Vertex Pharmaceuticals Inc. (c) (e)	163	6,985
Warner Chilcott Plc (c)	138	3,929
Waters Corp. (c)	123	7,621
		146,201
INDUSTRIALS - 16.6%
A123 Systems Inc. (c) (e)	39	875
Alliant Techsystems Inc. (c)	45	3,972
AMETEK Inc.	315	12,046
Danaher Corp.	56	4,211
Fastenal Co. (e)	204	8,486
First Solar Inc. (c) (e)	13	1,760
Foster Wheeler AG (c)	137	4,033
Gardner Denver Inc.	104	4,406
Goodrich Corp.	100	6,425
Harsco Corp.	123	3,964
Hertz Global Holdings Inc. (c) (e)	503	5,996
IDEX Corp. (e)	247	7,694
IHS Inc. (c) (e)	141	7,728
Manpower Inc.	116	6,331
McDermott International Inc. (c)	424	10,180
MSC Industrial Direct Co. - Class A	96	4,512
Quanta Services Inc. (c)	246	5,127
Robert Half International Inc.	317	8,473
Rockwell Collins Inc.	170	9,411
Roper Industries Inc.	192	10,055
Southwest Airlines Co.	353	4,035
Stericycle Inc. (c)	48	2,648
SunPower Corp. - Class B (c)	135	2,828
UTi Worldwide Inc.	267	3,823
Verisk Analytics Inc. (c)	71	2,150
		141,169
INFORMATION TECHNOLOGY - 22.8%
Akamai Technologies Inc. (c)	66	1,672
Altera Corp. (e)	381	8,622
Autodesk Inc. (c)	107	2,719
Cree Inc. (c)	96	5,412
Dolby Laboratories Inc. - Class A (c) (e)	179	8,544
Electronic Arts Inc. (c)	358	6,354
Factset Research Systems Inc. (e)	108	7,114
Fiserv Inc. (c)	165	7,999
FLIR Systems Inc. (c) (e)	218	7,133
Global Payments Inc.	246	13,250
Intersil Corp. (e)	360	5,522
JDS Uniphase Corp. (c)	932	7,689
Juniper Networks Inc. (c) (e)	432	11,521
Marvell Technology Group Ltd. (c)	335	6,951
McAfee Inc. (c)	203	8,236
MEMC Electronic Materials Inc. (c)	184	2,506
Microchip Technology Inc. (e)	261	7,585
Micros Systems Inc. (c) (e)	180	5,585
National Semiconductor Corp.	323	4,961
Palm Inc. (c) (e)	163	1,637
PMC - Sierra Inc. (c)	345	2,988
Red Hat Inc. (c)	303	9,363
Rovi Corp. (c)	163	5,195
SAIC Inc. (c)	217	4,110
Salesforce.com Inc. (c) (e)	57	4,205
Silicon Laboratories Inc. (c)	53	2,562
Trimble Navigation Ltd. (c)	203	5,116
Varian Semiconductor Equipment Associates Inc. (c) (e)	149	5,346
VeriSign Inc. (c) (e)	190	4,606
Western Union Co.	602	11,347
Xilinx Inc.	328	8,219
		194,069
MATERIALS - 1.7%
Agnico-Eagle Mines Ltd.	188	10,152
Franco-Nevada Corp.	166	4,449
		14,601
TELECOMMUNICATION SERVICES - 1.6%
American Tower Corp. (c)	234	10,111
Crown Castle International Corp. (c)	35	1,365
Leap Wireless International Inc. (c)	107	1,877
		13,353
UTILITIES - 0.9%
Calpine Corp. (c)	672	7,391

Total Common Stocks (cost $700,755)		802,637

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$2,339	99

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $2,339)		99

SHORT TERM INVESTMENTS - 20.3%
Mutual Funds - 5.6%
JNL Money Market Fund, 0.07% (a) (h)	4,417	4,417
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)	42,724	42,724
		47,141
Securities Lending Collateral - 14.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	73,953	73,953
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	50,994	50,887
		124,840

Total Short Term Investments (cost $172,088)		171,981

Total Investments - 114.8% (cost $875,182)		974,717
Other Assets and Liabilities, Net - (14.8%)		(125,451)
Total Net Assets - 100%		$849,266

JNL/T. Rowe Price Value Fund
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 14.6%
Bed Bath & Beyond Inc. (c)	243	$9,387
Cablevision Systems Corp. - Class A	385	9,936
Discovery Communications Inc. - Class C (c)	333	8,818
Fortune Brands Inc.	171	7,366
H&R Block Inc.	309	6,990
Harley-Davidson Inc.	171	4,309
Home Depot Inc.	367	10,603
International Game Technology	255	4,777
Kohl's Corp. (c)	144	7,766
Liberty Media - Starz (c)	21	979
Liberty Media Corp. - Capital (c)	215	5,122
MGM Mirage (c) (e)	416	3,794
Newell Rubbermaid Inc.	285	4,270
Sherwin-Williams Co.	20	1,258
Sony Corp. - ADR (e)	114	3,306
Time Warner Cable Inc. (e)	175	7,243
Time Warner Inc.	290	8,451
TJX Cos. Inc.	57	2,065
		106,440
CONSUMER STAPLES - 5.0%
Altria Group Inc.	226	4,427
Avon Products Inc.	92	2,895
Kimberly-Clark Corp.	106	6,753
Kraft Foods Inc. - Class A	92	2,487
Philip Morris International Inc.	101	4,867
Procter & Gamble Co.	74	4,456
Sara Lee Corp.	240	2,917
Wal-Mart Stores Inc.	145	7,750
		36,552
ENERGY - 13.7%
Baker Hughes Inc. (e)	116	4,696
BJ Services Co.	348	6,464
Chevron Corp.	66	5,043
ConocoPhillips	61	3,115
Consol Energy Inc.	135	6,698
Exxon Mobil Corp.	99	6,717
Murphy Oil Corp.	164	8,862
Royal Dutch Shell Plc - ADR	197	11,842
Schlumberger Ltd.	158	10,284
Spectra Energy Corp.	549	11,250
StatoilHydro ASA	258	6,474
StatoilHydro ASA - ADR	59	1,470
Sunoco Inc.	193	5,024
Total SA - ADR	189	12,072
		100,011
FINANCIALS - 19.0%
AFLAC Inc.	109	5,018
American Express Co.	257	10,430
Ameriprise Financial Inc.	200	7,745
AON Corp.	212	8,109
Bank of America Corp.	1,041	15,677
Berkshire Hathaway Inc. - Class A (c)	-	3,472
Citigroup Inc.	450	1,488
Fifth Third Bancorp	132	1,287
First Horizon National Corp. (c) (e)	550	7,370
Goldman Sachs Group Inc.	30	5,065
JPMorgan Chase & Co.	249	10,376
KeyCorp	1,021	5,667
Lazard Ltd. - Class A	230	8,733
Marsh & McLennan Cos. Inc.	224	4,946
Morgan Stanley	137	4,040
NYSE Euronext	116	2,932
PNC Financial Services Group Inc. (e)	28	1,478
SLM Corp. (c)	598	6,744
St. Joe Co. (c) (e)	311	8,970
State Street Corp.	126	5,499
SunTrust Banks Inc.	165	3,338
U.S. Bancorp	186	4,176
Wells Fargo & Co.	129	3,468
Willis Group Holdings Ltd.	82	2,166
		138,194
HEALTH CARE - 10.2%
Amgen Inc. (c)	143	8,090
Cardinal Health Inc.	158	5,104
CareFusion Corp. (c)	229	5,715
CIGNA Corp.	163	5,749
Covidien Plc	179	8,572
Johnson & Johnson	155	9,984
Medtronic Inc.	202	8,884
Merck & Co. Inc.	227	8,295
Pfizer Inc.	515	9,368
WellPoint Inc. (c)	78	4,547
		74,308
INDUSTRIALS - 10.4%
3M Co.	128	10,540
Deere & Co. (e)	68	3,678
General Electric Co.	717	10,841
Honeywell International Inc.	94	3,685
Illinois Tool Works Inc.	159	7,630
Lockheed Martin Corp.	18	1,356
Raytheon Co.	111	5,693
Republic Services Inc. - Class A	219	6,186
Southwest Airlines Co.	1,087	12,424
Tyco International Ltd.	146	5,191
Union Pacific Corp.	89	5,655
Waste Management Inc.	82	2,772
		75,651
INFORMATION TECHNOLOGY - 10.1%
Alcatel-Lucent - ADR (c)	984	3,267
Alcatel-Lucent (c)	228	779
Analog Devices Inc.	193	6,095
AOL Inc. (c)	-	-
Dell Inc. (c)	436	6,261
Electronic Arts Inc. (c)	147	2,609
Intel Corp.	55	1,112
International Business Machines Corp.	63	8,247
Juniper Networks Inc. (c)	83	2,219
Microsoft Corp.	532	16,221
Texas Instruments Inc.	385	10,033
Tyco Electronics Ltd.	300	7,365
Western Union Co.	481	9,067
		73,275
MATERIALS - 4.8%
Alcoa Inc.	170	2,734
EI Du Pont de Nemours & Co.	189	6,347
International Paper Co.	277	7,418
MeadWestvaco Corp. (e)	170	4,867
United States Steel Corp. (e)	34	1,847
Weyerhaeuser Co.	274	11,820
		35,033
TELECOMMUNICATION SERVICES - 2.3%
AT&T Inc.	311	8,703
Qwest Communications International Inc.	276	1,162
Sprint Nextel Corp. (c) (e)	1,204	4,406
Vodafone Group Plc	1,217	2,823
		17,094
UTILITIES - 3.8%
CenterPoint Energy Inc.	160	2,322
Entergy Corp.	113	9,207
NiSource Inc.	243	3,733
NRG Energy Inc. (c)	310	7,306
Pinnacle West Capital Corp. (e)	136	4,981
		27,549

Total Common Stocks (cost $682,357)		684,107

PREFERRED STOCKS - 1.1%
FINANCIALS - 1.0%
Bank of America Corp., 10.00%	121	1,808
Citigroup Inc.	9	949
Fifth Third Bancorp, Convertible Preferred,
8.50%, Series G (p)	40	4,700
		7,457
TELECOMMUNICATION SERVICES - 0.1%
Lucent Technologies Capital Trust I, Convertible Preferred,
7.75% (callable at 1,023 beginning 02/18/10)	1	622

Total Preferred Stocks (cost $5,835)		8,079

INVESTMENT FUNDS - 1.1%
T. Rowe Price Institutional Floating Rate Fund, 0.30% (a) (h)	808	8,104

Total Investment Funds (cost $6,898)		8,104

NON-U.S. GOVERNMENT AGENCY
ASSET-BACKED SECURITIES - 0.0%
Sigma Finance, Inc. (d) (f) (u)	$1,103	47

Total Non-U.S. Government Agency
Asset-Backed Securities (cost $1,103)		47

CORPORATE BONDS AND NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.6%
CSC Holdings Inc., 8.50%, 04/15/14 (t) (u)	625	666
Ford Motor Co., 4.25%, 12/15/36	1,082	1,366
International Game Technology, 3.25%, 05/01/14 (t) (u)	777	947
Newell Rubbermaid Inc., 5.50%, 03/15/14	651	1,230
		4,209
MATERIALS - 0.3%
Alcoa Inc., 5.25%, 03/15/14	622	1,613
United States Steel Corp. 4.00%, 05/15/14	327	613
		2,226

Total Corporate Bonds and Notes (cost $4,024)		6,435

SHORT TERM INVESTMENTS - 8.3%
Mutual Funds - 3.6%
JNL Money Market Fund, 0.07% (a) (h)	9,543	9,543
T. Rowe Price Reserves Investment Fund, 0.27% (a) (h)	16,472	16,472
		26,015
Securities Lending Collateral - 4.7%
Securities Lending Cash Collateral Fund LLC,
0.16% (a) (h)	18,427	18,427
Securities Lending Liquidating Fund LLC, 0.36% (a) (h)	15,901	15,867
		34,294

Total Short Term Investments (cost $60,343)		60,309

Total Investments - 105.3% (cost $760,560)		767,081
Other Assets and Liabilities, Net - (5.3%)		(38,860)
Total Net Assets - 100%		$728,221

JNL Series Trust
Notes to the Schedules of Investments (dollar amounts in thousands)
December 31, 2009

(a)	Investment in affiliate.
(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At December 31, 2009, the percentage of shares outstanding held by each Fund in the Underlying Affiliated Fund is presented parenthetically in the Schedules of Investments. Percentages reflecting 0.0% represent amounts less than 0.05%.
(c)	Non-income producing security.
(d)	Issuer was in bankruptcy and/or was in default relating to principal and/or interest.
(e)	All or portion of the security was on loan.
(f)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurements and Disclosures" based on the applicable valuation inputs.
See FASB ASC Topic 820 "Fair Value Measurements and Disclosures" in these Notes to the Schedules of Investments.
(g)	Investment purchased on a delayed delivery basis. As of December 31, 2009, the total cost of investments purchased on a delayed delivery basis was as follows: JNL/Capital Guardian Global
Balanced Fund, $2,046; JNL/Goldman Sachs Core Plus Bond Fund $32,784; JNL/Mellon Capital Management Bond Index Fund $18,177; JNL/PIMCO Real Return Fund $517,453;
JNL/PIMCO Total Return Bond Fund $239,586; and JNL/Select Balanced Fund $24,370.
(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2009.
(i)	Variable rate security. Rate stated was in effect as of December 31, 2009.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2009.
(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	All or a portion of the securities or cash is segregated as collateral for swap agreements. As of December 31, 2009, total value of collateral in JNL/PIMCO Real Return Fund was $1,560.
(n)	All or a portion of the securities or cash is pledged as collateral for securities sold short. As of December 31, 2009, total value of collateral in JNL/Credit Suisse Long/Short Fund was $50,034.
(o)	All or a portion of the securities or cash is pledged as collateral for open futures contracts. As of December 31, 2009, total value of collateral was as follows: JNL/Goldman Sachs Core Plus Bond Fund
$3,531; JNL/JPMorgan International Value Fund $335; JNL/Mellon Capital Management Global Alpha Fund $2,155; JNL/Mellon Capital Management S&P 500 Index Fund $2,890;
JNL/Mellon Capital Management S&P 400 MidCap Index Fund $710; JNL/Mellon Capital Management Small Cap Index Fund, $1,155; JNL/Mellon Capital Management International Index Fund,
$1,135; JNL/PIMCO Real Return Fund $1,840; and JNL/PIMCO Total Return Bond Fund $10,012.
(p)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(q)	Par amounts are listed in United States Dollars unless otherwise noted.
(r)	Foreign or U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(s)	Security is restricted as to public resale. See Restricted table in these Notes to the Schedules of Investments and restricted security note in Note 3 of the Notes to the Financial Statements.
(t)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(u)	Illiquid security. At December 31, 2009, the aggregate value of illiquid securities and percentage of net assets were as follows: JNL/Capital Guardian Global Balanced Fund, $12,041 - 4.3%;
JNL/Capital Guardian Global Diversified Research Fund, $11,839 - 3.6%; JNL/Capital Guardian International Small Cap Fund, $7,330 - 5.1%; JNL/Franklin Templeton
Global Growth Fund, $855 - 0.2%; JNL/Franklin Templeton Income Fund, $29,362 - 4.0%; JNL/Franklin Templeton Mutual Shares Fund, $17,664 - 4.2%;
JNL/Goldman Sachs Core Plus Bond Fund, $24,240 - 3.1%; JNL/JPMorgan MidCap Growth Fund, $459 -0.3%; JNL/JPMorgan U.S. Government & Quality Bond Fund, $6,631 - 0.9%;
JNL/M&G Global Basics Fund, $907 - 3.0%; JNL/Mellon Capital Management Small Cap Index Fund, $427 - 0.1%; JNL/PIMCO Real Return Fund, $29,998 - 2.5%;
JNL/PIMCO Total Return Bond Fund, $23,363 - 1.0%; JNL/PPM America High Yield Bond Fund, $10,418 - 1.8%; JNL/Red Rocks Listed Private Equity Fund, $4,315 - 1.9%;
JNL/T. Rowe Price Short-Term Bond Fund $2,185 - 0.4%; and JNL/T. Rowe Price Value Fund, $1,660 - 0.2%. At December 31, 2009, the only illiquid security held by some Funds was Sigma
Finance, Inc. For Funds not listed in detail, the value of Sigma Finance, Inc. as a percentage of net assets was less than 0.03%.
(v)	Rule 144A or Section 4(2) liquid security, the Fund deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of December 31, 2009, the value of Rule 144A and Section 4(2) liquid securities was as follows: JNL/Capital Guardian Global Balanced Fund, $275; JNL/Capital Guardian Global Diversified Research Fund, $1,035; JNL/Credit Suisse Commodity
Securities Fund, $42,044; JNL/Franklin Templeton Income Fund $120,176; JNL/Goldman Sachs Core Plus Bond Fund $87,400; JNL/JPMorgan U.S. Government & Quality Bond Fund $4,961;
JNL/Mellon Capital Management Bond Index Fund $2,291; JNL/PIMCO Real Return Fund $123,708; JNL/PIMCO Total Return Bond Fund $164,071; JNL/PPM America High Yield Bond Fund $157,736;
JNL/Select Balanced Fund $9,263; and JNL/T. Rowe Price Short-Term Bond Fund, $75,657.
(w)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(x)	The Fund had an unfunded loan commitment relating to this security at December 31, 2009. See Unfunded Loan Commitments table on page 164 and Note 3 in the Notes to the Financial Statements.
(y)	For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2009. In certain instances, securities for which footnotes listed above may otherwise apply are included in the
Other Securities caption.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the
Shareholder Service Center at 1-800-873-5654.

Currencies:
AUD - Australian Dollar	RUB - Russian Ruble
BRL - Brazilian Real	SEK - Swedish Krona
CAD - Canadian Dollar	SGD - Singapore Dollar
CHF - Swiss Franc	THB - Thai Baht
CLP - Chilean Peso	TRY - New Turkish Lira
CNY - Chinese Yuan	TWD - Taiwan Dollar
COP - Colombian Peso	USD - United States Dollar
DKK - Danish Krone	UYU - Uruguayan Peso
EGP - Egyptian Pound	ZAR - South African Rand
EUR - European Currency Unit (Euro)	Abbreviations:
GBP - British Pound	"-" Amount rounds to less than one thousand.	MIB - Milano Indice Borsa
HKD - Hong Kong Dollar	ABS - Asset Backed Security	NYS - New York Registered Shares
HUF - Hungarian Forint	ADR - American Depositary Receipt	REIT - Real Estate Investment Trust
IDR - Indonesian Rupiah	AMBAC - AMBAC Indemnity Corp.	REMIC - Real Estate Mortgage Investment Conduit
ILS - Israeli New Shekels	ASX - Australian Stock Exchange	SPDR - Standard & Poor's Depository Receipt
INR - Indian Rupee	CAC - Cotation Assistee en Continu	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
JPY - Japanese Yen	CPI - Consumer Price Index	virt-x - a crossborder Recognized Investment Exchange
KRW - Korean Won	DAX - Deutscher Aktienindex	Euro-Bobl - debt instrument issued by the Federal Republic of Germany with
MXN - Mexican Peso	ETF - Exchange-Traded-Fund	a term of 4.5 to 5.5 years
MYR - Malaysian Ringgit	FSA - Financial Security Assurance Inc.	Euro-Bund - debt instrument issued by the Federal Republic of Germany with
NOK - Norwegian Krone	GDR - Global Depository Receipt	a term of 8.5 to 10.5 years
NZD - New Zealand Dollar	IBEX - Iberia Index
PEN - Peruvian Nuevo Sol	LIBOR - London Interbank Offered Rate
PHP - Philippine Peso	MBIA - Municipal Bond Investors Assurance
PLN - Polish Zloty	MBS - Mortgage Backed Security

See accompanying Notes to Financial Statements.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities as well as including Rule 144A securities that have not been deemed liquid, held by the Funds at December 31, 2009.

			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
JNL/Capital Guardian International Small Cap Fund
361 Degrees International Ltd.	06/25/2009	$ 452	$ 525	0.4%
BaWang International Group Holding Ltd.	06/27/2009	269	492	0.3
CapitaCommercial Trust	12/17/2008	804	1,047	0.7
CapitaMall Trust	10/14/2008	214	306	0.2
Epistar Corp.	09/18/2009	130	188	0.1
Gem Diamonds Ltd.	12/06/2007	903	815	0.6
Liberty International Plc	05/23/2009	44	74	0.1
Olam International Ltd.	04/03/2008	812	961	0.7
Shaftesbury Plc	12/06/2007	810	905	0.6
Yell Group Plc	07/18/2008	1,208	995	0.7
		$ 5,646	$ 6,308	4.4%

JNL/Franklin Templeton Mutual Shares Fund
Cerberus Capital Management LP	08/06/2007	$ 888	$ 178	0.1%
Cerberus Capital Management LP	08/06/2007	888	178	0.1
Cerberus Capital Management LP	08/06/2007	444	89	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	780	156	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	390	78	-
Cerberus Capital Management LP 12.00%, 07/31/14	08/07/2007	780	156	-
Dana Corp. 6.50%, 03/01/10	02/04/2008	3	1	-
Dana Corp. 5.85%, 01/15/15	04/23/2008	5	-	-
Dana Corp. 7.00%, 03/15/28	02/04/2008	6	-	-
Harrah's Investment LP	01/16/2008	39	-	-
		$ 4,223	$ 836	0.2%

JNL/T. Rowe Price Value Fund
CSC Holdings Inc., 8.50%, 04/15/14	01/09/2009	$ 565	$ 666	0.1%
International Game Technology, 3.25%, 05/01/14	05/07/2009	777	947	0.1
		$ 1,342	$ 1,613	0.2%

Summary of Written Options (in thousands except contracts)
JNL/Franklin Templeton Mutual Shares Fund	Contracts	Premiums
Options outstanding at December 31, 2008	136	$ 22
Options written during the period	629	81
Options closed during the period	-	-
Options exercised during the period	-	-
Options expired during the period	(765)	(103)
Options outstanding at December 31, 2009	-	$ -

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands) .
December 31, 2009

Investments in Affiliates  - See Note 6 in the Notes to the Financial Statements for further discussion of investments in affiliates. The JNL/Mellon Capital Management S&P 500 Index Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. The JNL/Mellon Capital Management International Index Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Company®. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  The JNL/T. Rowe Price Value Fund invested in the T.Rowe Price Institutional Floating Rate Fund which is an affiliate of the Fund. The following table details each Fund's long-term investments in affiliates held at December 31, 2009.

	Beginning		Sales	Dividend	Realized	Ending
Affiliate	Value	Purchases	Proceeds	Income	Gain (Loss)	Value
Bank of New York Mellon Corp.	$1,841	$1,243	$24	$41	$(2)	$3,008
Prudential plc	698	514	-	40	-	1,858
T. Rowe Price Institutional Floating Rate Fund	-	8,076	1,427	467	249	8,104

The following table details cash management and securities lending collateral investments in affiliates held at December 31, 2009.  Dividend income received from the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC is aggregated with income from securities lending when received from the custodian and each Fund's affiliated income is included in dividends from affiliates on the Statements of Operations.  Purchase and sales proceeds are not for shown for these investments.  There was no realized gain or loss relating to transactions for these investments during the year ended December 31, 2009.

					Securities Lending Cash			Securities Lending Cash
	JNL Money Market Fund				Collateral Fund LLC			Collateral Fund LLC
	Beginning	Ending	Ending	Dividend	Beginning	Ending	Ending	Ending	Ending
Fund	Value	Amortized Cost	Value	Income	Value *	Amortized Cost	Value	Amortized Cost	Value
JNL/AIM Small Cap Growth Fund	$ 781	$ 4,526	$ 4,526	$ 5	$ 10,561	$ 3,995	$ 3,987	$ 12,335	$ 12,335
JNL/Capital Guardian Global Diversified Research Fund	7,370	18,355	18,355	35	34,014	7,677	7,661	8,015	8,015
JNL/Capital Guardian International Small Cap Fund	4,061	13,149	13,149	17	7,218	2,271	2,266	8,483	8,483
JNL/Credit Suisse Commodity Securities Fund	8,034	9,840	9,840	41	15,061	6,032	6,019	43,895	43,895
JNL/Credit Suisse Long/Short Fund	794	4,692	4,692	4	-	-	-	-	-
JNL/Franklin Templeton Income Fund	35,441	90,379	90,379	136	64,998	21,149	21,105	64,754	64,754
JNL/Franklin Templeton Mutual Shares Fund	27,085	50,580	50,580	101	-	-	-	16,975	16,975
JNL/Mellon Capital Management S&P 500 Index Fund	15,973	29,658	29,658	42	33,738	15,587	15,555	17,730	17,730
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	9,083	7,170	7,170	19	73,845	23,499	23,450	45,205	45,205
JNL/Mellon Capital Management Small Cap Index Fund	8,174	14,720	14,720	17	62,038	32,507	32,439	62,694	62,694
JNL/Mellon Capital Management International Index Fund	10,184	15,534	15,534	29	51,649	17,155	17,119	11,595	11,595
JNL/T. Rowe Price Mid-Cap Growth Fund	2,829	4,417	4,417	12	120,466	50,994	50,887	73,953	73,953
JNL/T. Rowe Price Value Fund	4,047	9,543	9,543	7	47,671	15,901	15,867	18,427	18,427

T. Rowe Price Reserves Investment Fund
	Beginning	Ending	Ending	Dividend
Fund	Value	Amortized Cost	Value	Income
JNL/T. Rowe Price Mid-Cap Growth Fund	$ 22,841	$ 42,725	$ 42,725	$ 116
JNL/T. Rowe Price Value Fund	4,672	16,472	16,472	45

* At the beginning of the year, the investment in the Securities Lending Liquidating Fund LLC was held in the Mellon GSL DBT II Collateral Fund.   In addition, Mellon GSL Reinvestment Trust was an affiliated investment for Funds sub-advised by Mellon Capital Management Corporation and valued at $0.00 at December 31, 2008.  It was not an affiliated investment at December 31, 2009.  See note 3 to the Financial Statements for further discussion of securities lending collateral transactions during the year.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Schedule of Open Futures Contracts (in thousands except contracts)

		Contracts	Unrealized
		Long/	Appreciation/
	Expiration	(Short)	(Depreciation)
JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Index Future	March 2010	595	$ 452

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Index Future	March 2010	116	$ 55

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future	March 2010	258	$ 628

JNL/Mellon Capital Management International Index Fund
ASX SPI 200 Index Future	March 2010	14	$ 52
Dow Jones Euro Stoxx 50 Index Future	March 2010	156	89
FTSE 100 Index Future	March 2010	46	43
Topix Index Future	March 2010	47	17
			$ 201

Summary of Open Forward Foreign Currency Contracts (in thousand)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Capital Guardian Global Diversified Research Fund						JNL/Franklin Templeton Mutual Shares Fund (continued)
USD/GBP	01/27/2010	GBP	(1,462)	$ (2,360)	$ (13)	USD/DKK	04/23/2010	DKK	(525)	$ (101)	$ 3
						USD/EUR	01/14/2010	EUR	(150)	(215)	7
JNL/Franklin Templeton Mutual Shares Fund						USD/EUR	01/14/2010	EUR	(77)	(110)	3
AUD/USD	01/19/2010	AUD	146	$ 131	$ (2)	USD/EUR	01/14/2010	EUR	(32,058)	(45,995)	1,358
AUD/USD	01/19/2010	AUD	73	66	(1)	USD/EUR	01/14/2010	EUR	(252)	(362)	11
AUD/USD	01/19/2010	AUD	182	164	(2)	USD/EUR	01/14/2010	EUR	(183)	(262)	8
CHF/USD	05/10/2010	CHF	137	133	(2)	USD/EUR	01/14/2010	EUR	(183)	(262)	10
EUR/USD	01/14/2010	EUR	74	106	(5)	USD/EUR	01/14/2010	EUR	(155)	(223)	9
EUR/USD	01/14/2010	EUR	316	454	(20)	USD/EUR	01/14/2010	EUR	(154)	(221)	9
EUR/USD	01/14/2010	EUR	176	252	(12)	USD/EUR	01/14/2010	EUR	(380)	(545)	23
EUR/USD	01/14/2010	EUR	117	169	(9)	USD/EUR	01/14/2010	EUR	(79)	(113)	4
EUR/USD	01/14/2010	EUR	224	321	(10)	USD/EUR	01/14/2010	EUR	(566)	(813)	27
EUR/USD	01/14/2010	EUR	173	248	(6)	USD/EUR	01/14/2010	EUR	(166)	(239)	8
EUR/USD	01/14/2010	EUR	95	137	(3)	USD/GBP	01/13/2010	GBP	(17,363)	(28,037)	924
EUR/USD	01/14/2010	EUR	148	213	(5)	USD/GBP	01/13/2010	GBP	(99)	(159)	4
EUR/USD	01/14/2010	EUR	196	281	(6)	USD/GBP	01/13/2010	GBP	(224)	(362)	8
EUR/USD	01/14/2010	EUR	103	148	(3)	USD/GBP	01/13/2010	GBP	(132)	(213)	8
JPY/USD	04/20/2010	JPY	30,731	330	(6)	USD/GBP	01/13/2010	GBP	(183)	(295)	11
JPY/USD	04/20/2010	JPY	6,500	70	(2)	USD/GBP	01/13/2010	GBP	(280)	(452)	13
SGD/USD	03/24/2010	SGD	172	122	-	USD/GBP	01/13/2010	GBP	(139)	(224)	6
SGD/USD	03/24/2010	SGD	103	74	-	USD/GBP	01/13/2010	GBP	(223)	(360)	9
USD/AUD	01/19/2010	AUD	(880)	(790)	23	USD/GBP	01/13/2010	GBP	(210)	(339)	7
USD/AUD	01/19/2010	AUD	(74)	(66)	-	USD/GBP	01/13/2010	GBP	(777)	(1,255)	20
USD/CHF	05/10/2010	CHF	(3,100)	(3,002)	(83)	USD/GBP	01/13/2010	GBP	(215)	(348)	10
USD/CHF	05/10/2010	CHF	(3,154)	(3,054)	(84)	USD/GBP	01/13/2010	GBP	(172)	(278)	8
USD/CHF	05/10/2010	CHF	(105)	(102)	(4)	USD/GBP	01/13/2010	GBP	(162)	(261)	2
USD/CHF	05/10/2010	CHF	(989)	(958)	(24)	USD/GBP	01/13/2010	GBP	(78)	(126)	1
USD/CHF	05/10/2010	CHF	(113)	(109)	(3)	USD/GBP	01/13/2010	GBP	(199)	(321)	(1)
USD/CHF	05/10/2010	CHF	(131)	(127)	(3)	USD/GBP	01/13/2010	GBP	(143)	(232)	(3)
USD/CHF	05/10/2010	CHF	(226)	(219)	1	USD/GBP	01/13/2010	GBP	(298)	(481)	-
USD/CHF	05/10/2010	CHF	(130)	(126)	1	USD/JPY	04/20/2010	JPY	(148,783)	(1,599)	36
USD/CHF	05/10/2010	CHF	(110)	(107)	1	USD/JPY	04/20/2010	JPY	(5,300)	(57)	2
USD/CHF	05/10/2010	CHF	(113)	(110)	1	USD/JPY	04/20/2010	JPY	(18,261)	(196)	10
USD/CHF	05/10/2010	CHF	(117)	(114)	2	USD/JPY	04/20/2010	JPY	(16,010)	(172)	3
USD/CHF	05/10/2010	CHF	(433)	(419)	7	USD/JPY	04/20/2010	JPY	(12,000)	(129)	1
USD/CHF	05/10/2010	CHF	(287)	(278)	4	USD/KRW	01/15/2010	KRW	(70,110)	(60)	-
USD/CHF	05/10/2010	CHF	(250)	(242)	9	USD/KRW	01/15/2010	KRW	(348,675)	(299)	1
USD/CHF	05/10/2010	CHF	(112)	(108)	1	USD/KRW	01/15/2010	KRW	(173,663)	(149)	1
USD/CHF	05/10/2010	CHF	(132)	(128)	(1)	USD/KRW	01/15/2010	KRW	(105,102)	(90)	-
USD/CHF	05/10/2010	CHF	(200)	(194)	(1)	USD/KRW	01/15/2010	KRW	(141,570)	(122)	(2)
USD/CHF	05/10/2010	CHF	(218)	(211)	(1)	USD/KRW	01/15/2010	KRW	(129,360)	(111)	(1)
USD/DKK	04/23/2010	DKK	(7,589)	(1,461)	62	USD/KRW	01/15/2010	KRW	(24,261)	(21)	-
USD/DKK	04/23/2010	DKK	(536)	(103)	4	USD/KRW	01/15/2010	KRW	(60,579)	(52)	-
USD/DKK	04/23/2010	DKK	(370)	(71)	3	USD/KRW	01/15/2010	KRW	(115,670)	(99)	1
USD/DKK	04/23/2010	DKK	(593)	(114)	6	USD/KRW	01/15/2010	KRW	(57,650)	(49)	1

Summary of Open Forward Foreign Currency Contracts (in thousand)
Currency	Settlement	Notional		Currency	Unrealized	Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)	Purchased/Sold	Date	Amount		Value	Gain/(Loss)
JNL/Franklin Templeton Mutual Shares Fund (continued)						JNL/Mellon Capital Management International Index Fund (continued)
USD/KRW	01/15/2010	KRW	(117,000)	$ (100)	$ -	JPY/USD	03/17/2010	JPY	9,015	$ 97	$ (1)
USD/NOK	02/16/2010	NOK	(33,600)	(5,805)	140	JPY/USD	03/17/2010	JPY	27,045	291	(5)
USD/NOK	02/16/2010	NOK	(703)	(121)	4	JPY/USD	03/17/2010	JPY	18,290	197	(3)
USD/NOK	02/16/2010	NOK	(680)	(117)	3	JPY/USD	03/17/2010	JPY	64,015	688	(10)
USD/NOK	02/16/2010	NOK	(1,300)	(225)	8	JPY/USD	03/17/2010	JPY	27,135	292	(1)
USD/NOK	02/16/2010	NOK	(1,900)	(328)	(2)	USD/AUD	03/17/2010	AUD	(21)	(19)	-
USD/NOK	02/16/2010	NOK	(1,023)	(177)	(1)	USD/AUD	03/17/2010	AUD	(1,775)	(1,585)	(24)
USD/SGD	03/24/2010	SGD	(1,583)	(1,127)	(7)	USD/EUR	03/17/2010	EUR	(146)	(210)	6
USD/SGD	03/24/2010	SGD	(98)	(70)	-	USD/EUR	03/17/2010	EUR	(5,170)	(7,417)	2
USD/SGD	03/24/2010	SGD	(163)	(116)	1	USD/EUR	03/17/2010	EUR	(269)	(386)	(2)
USD/SGD	03/24/2010	SGD	(95)	(68)	-	USD/EUR	03/17/2010	EUR	(388)	(557)	(1)
				$ (103,457)	$ 2,533	USD/GBP	03/17/2010	GBP	(102)	(164)	1
JNL/Mellon Capital Management International Index Fund						USD/GBP	03/17/2010	GBP	(2,820)	(4,552)	3
AUD/USD	03/17/2010	AUD	1,025	$ 915	$ (7)	USD/GBP	03/17/2010	GBP	(90)	(146)	(2)
AUD/USD	03/17/2010	AUD	528	471	(3)	USD/GBP	03/17/2010	GBP	(215)	(348)	(5)
AUD/USD	03/17/2010	AUD	233	208	(2)	USD/JPY	03/17/2010	JPY	(32,163)	(346)	21
AUD/USD	03/17/2010	AUD	467	416	(3)	USD/JPY	03/17/2010	JPY	(451,060)	(4,847)	171
AUD/USD	03/17/2010	AUD	233	208	3	USD/JPY	03/17/2010	JPY	(23,929)	(257)	4
AUD/USD	03/17/2010	AUD	116	104	2	USD/JPY	03/17/2010	JPY	(36,760)	(395)	3
AUD/USD	03/17/2010	AUD	116	103	2					$ 16,390	$ (591)
AUD/USD	03/17/2010	AUD	117	105	2
AUD/USD	03/17/2010	AUD	119	106	2
AUD/USD	03/17/2010	AUD	241	215	-
EUR/USD	03/17/2010	EUR	5,297	7,600	(185)
EUR/USD	03/17/2010	EUR	226	323	(9)
EUR/USD	03/17/2010	EUR	256	368	(9)
EUR/USD	03/17/2010	EUR	544	780	(16)
EUR/USD	03/17/2010	EUR	432	620	(9)
EUR/USD	03/17/2010	EUR	288	414	(6)
EUR/USD	03/17/2010	EUR	292	419	-
EUR/USD	03/17/2010	EUR	347	498	1
EUR/USD	03/17/2010	EUR	488	700	-
EUR/USD	03/17/2010	EUR	642	921	3
EUR/USD	03/17/2010	EUR	206	296	1
EUR/USD	03/17/2010	EUR	266	381	(1)
EUR/USD	03/17/2010	EUR	295	423	(2)
EUR/USD	03/17/2010	EUR	687	985	(7)
EUR/USD	03/17/2010	EUR	268	384	(1)
GBP/USD	03/17/2010	GBP	1,603	2,588	(11)
GBP/USD	03/17/2010	GBP	826	1,333	(5)
GBP/USD	03/17/2010	GBP	208	336	(3)
GBP/USD	03/17/2010	GBP	157	254	(2)
GBP/USD	03/17/2010	GBP	158	255	(2)
GBP/USD	03/17/2010	GBP	319	514	(3)
GBP/USD	03/17/2010	GBP	157	254	(4)
GBP/USD	03/17/2010	GBP	158	256	-
GBP/USD	03/17/2010	GBP	156	251	-
GBP/USD	03/17/2010	GBP	309	499	1
GBP/USD	03/17/2010	GBP	262	424	4
GBP/USD	03/17/2010	GBP	106	171	2
GBP/USD	03/17/2010	GBP	160	257	3
GBP/USD	03/17/2010	GBP	214	346	3
GBP/USD	03/17/2010	GBP	375	605	5
GBP/USD	03/17/2010	GBP	54	86	-
JPY/USD	03/17/2010	JPY	382,736	4,113	(242)
JPY/USD	03/17/2010	JPY	197,167	2,119	(125)
JPY/USD	03/17/2010	JPY	26,415	284	(16)
JPY/USD	03/17/2010	JPY	26,085	280	(12)
JPY/USD	03/17/2010	JPY	53,130	571	(30)
JPY/USD	03/17/2010	JPY	26,520	285	(11)
JPY/USD	03/17/2010	JPY	35,300	379	(15)
JPY/USD	03/17/2010	JPY	26,910	289	(10)
JPY/USD	03/17/2010	JPY	26,805	288	(9)
JPY/USD	03/17/2010	JPY	26,760	288	(8)
JPY/USD	03/17/2010	JPY	71,320	766	(14)

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 815, "Derivatives and Hedging" - The following is a summary of the fair valuations of each Fund's derivative instruments categorized by risk exposure.  The derivative instruments outstanding as of year end as disclosed in these Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.  In addition, a summary of derivative activity is provided for those Funds which had substantial changes in volume of derivative activity during the year.  See Note 4 in the Notes to Financial Statements for additional FASB ASC Topic 815 disclosures.

JNL/Franklin Templeton Mutual Shares Fund
Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:

	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Investments - unaffiliated, at value	$ -	$ -	$ -	$ -	$ -	Options written, at value	$ -	$ -	$ -	$ -	$ -
Forward foreign						Forward foreign
currency contracts	-	-	2,848	-	2,848	currency contracts	-	-	315	-	315
	$ -	$ -	$ 2,848	$ -	$ 2,848		$ -	$ -	$ 315	$ -	$ 315

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ (5,753)	$ -	$ (5,753)	Foreign currency related items	$ -	$ -	$ 2,409	$ -	$ 2,409
Option contracts	-	(854)	-	-	(854)	Option contracts	-	(16)	-	-	(16)
	$ -	$ (854)	$ (5,753)	$ -	$ (6,607)		$ -	$ (16)	$ 2,409	$ -	$ 2,393
JNL/Mellon Capital Management International Index Fund

Fair values of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2009:
	Credit	Equity	Foreign Exchange	Interest Rate			Credit	Equity	Foreign Exchange	Interest Rate
	Contracts	Contracts	Contracts	Contracts	Total		Contracts	Contracts	Contracts	Contracts	Total
Assets:						Liabilities:
Forward foreign						Forward foreign
currency contracts	$ -	$ -	$ 245	$ -	$ 245	currency contracts	$ -	$ -	$ 836	$ -	$ 836
Variation margin*	-	27	-	-	27	Variation margin*	-	-	-	-	-
	$ -	$ 27	$ 245	$ -	$ 272		$ -	$ -	$ 836	$ -	$ 836

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2009:
Net realized gain (loss) on:						Net change in unrealized appreciation or depreciation on:
Foreign currency related items	$ -	$ -	$ 1,514	$ -	$ 1,514	Foreign currency related items	$ -	$ -	$ (835)	$ -	$ (835)
Futures contracts	-	4,502	-	-	4,502	Futures contracts	-	(36)	-	-	(36)
	$ -	$ 4,502	$ 1,514	$ -	$ 6,016		$ -	$ (36)	$ (835)	$ -	$ (871)

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

Unfunded Loan Commitments - See Note 3 in the Notes to the Financial Statements for further discussion of unfunded loan commitments. The following table details unfunded loan commitments for the following Fund at December 31, 2009:

Unfunded
JNL/Franklin Templeton Mutual Shares Fund	Commitment
Lyondell Chemical Co., Term Loan, 13.00%, 04/16/10	$ 28
Realogy Corp., Term Loan, 5.35%, 10/10/13	592
$ 620

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities lending collateral, securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including Jackson National Asset Management, LLC’s (“Adviser”) own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Please see Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund's investments in securities and other financial instruments as of December 31, 2009 by valuation level.

	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/AIM Small Cap Growth Fund
Common Stocks	$ 88,159	$ -	$ -	$ 88,159	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	12	-	12	-	-	-	-
Short-Term Securities	4,526	16,322	-	20,848	-	-	-	-
Fund Total	$ 92,685	$ 16,334	$ -	$ 109,019	$ -	$ -	$ -	$ -
JNL/Capital Guardian Global Diversified Research Fund
Common Stocks	$ 245,559	$ 70,180	$ -	$ 315,739	$ -	$ -	$ -	$ -
Corporate Bond and Notes	-	299	-	299	-	-	-	-
Non-U.S. Government Agency ABS	-	34	-	34	-	-	-	-
Short-Term Securities	18,355	15,676	-	34,031	-	-	-	-
Fund Total	$ 263,914	$ 86,189	$ -	$ 350,103	$ -	$ -	$ -	$ -
JNL/Capital Guardian International Small Cap Fund
Common Stocks	$ 64,179	$ 65,855	$ 12	$ 130,046	$ -	$ -	$ -	$ -
Preferred Stocks	181	-	-	181	-	-	-	-
Investment Funds	1,282	-	-	1,282	-	-	-	-
Corporate Bond and Notes	-	100	-	100	-	-	-	-
Non-U.S. Government Agency ABS	-	9	-	9	-	-	-	-
Rights	-	69	-	69	-	-	-	-
Warrants	143	-	-	143	-	-	-	-
Short-Term Securities	13,149	10,749	-	23,898	-	-	-	-
Fund Total	$ 78,934	$ 76,782	$ 12	$ 155,728	$ -	$ -	$ -	$ -
JNL/Credit Suisse Commodity Securities Fund
Common Stocks	$ 260,817	$ 34,785	$ -	$ 295,602	$ -	$ -	$ -	$ -
Investment Funds	21,404	-	-	21,404	-	-	-	-
Corporate Bond and Notes	-	83,069	-	83,069	-	-	-	-
Non-U.S. Government Agency ABS	-	13	-	13	-	-	-	-
Rights	-	5	-	5	-	-	-	-
Government and Agency Obligations	-	131,202	-	131,202	-	-	-	-
Short-Term Securities	9,840	150,896	-	160,736	-	-	-	-
Fund Total	$ 292,061	$ 399,970	$ -	$ 692,031	$ -	$ -	$ -	$ -
JNL/Credit Suisse Long/Short Fund
Common Stocks	$ 114,281	$ -	$ -	$ 114,281	$ (28,666)	$ -	$ -	$ (28,666)
Short-Term Securities	4,692	-	-	4,692	-	-	-	-
Fund Total	$ 118,973	$ -	$ -	$ 118,973	$ (28,666)	$ -	$ -	$ (28,666)
JNL/Franklin Templeton Income Fund
Common Stocks	$ 217,185	$ -	$ -	$ 217,185	$ -	$ -	$ -	$ -
Preferred Stocks	3,335	38,118	-	41,453	-	-	-	-
Corporate Bond and Notes	-	394,423	-	394,423	-	-	-	-
Non-U.S. Government Agency ABS	-	55	-	55	-	-	-	-
Warrants	190	-	-	190	-	-	-	-
Short-Term Securities	90,379	85,859	-	176,238	-	-	-	-
Fund Total	$ 311,089	$ 518,455	$ -	$ 829,544	$ -	$ -	$ -	$ -

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

FASB ASC Topic 820 "Fair Value Measurements and Disclosure" (continued)
	Assets - Securities				Liabilities - Securities
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$ 338,172	$ 12,115	$ 965	$ 351,252	$ -	$ -	$ -	$ -
Preferred Stocks	2,011	-	-	2,011	-	-	-	-
Corporate Bond and Notes	-	17,546	391	17,937	-	-	-	-
Short-Term Securities	50,580	16,975	-	67,555	-	-	-	-
Fund Total	$ 390,763	$ 46,636	$ 1,356	$ 438,755	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management S&P 500 Index Fund
Common Stocks	$ 879,046	$ -	$ -	$ 879,046	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	39	-	39	-	-	-	-
Short-Term Securities	29,658	36,175	-	65,833	-	-	-	-
Fund Total	$ 908,704	$ 36,214	$ -	$ 944,918	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Common Stocks	$ 466,596	$ -	$ -	$ 466,596	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	94	-	94	-	-	-	-
Short-Term Securities	7,170	69,365	-	76,535	-	-	-	-
Fund Total	$ 473,766	$ 69,459	$ -	$ 543,225	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Small Cap Index Fund
Common Stocks	$ 458,705	$ -	$ -	$ 458,705	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	112	-	112	-	-	-	-
Rights	3	-	-	3	-	-	-	-
Short-Term Securities	14,720	96,288	-	111,008	-	-	-	-
Fund Total	$ 473,428	$ 96,400	$ -	$ 569,828	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management International Index Fund
Common Stocks	$ 480,802	$ 238,735	$ -	$ 719,537	$ -	$ -	$ -	$ -
Preferred Stocks	3,362	-	-	3,362	-	-	-	-
Non-U.S. Government Agency ABS	-	73	-	73	-	-	-	-
Warrants	1	4	-	5	-	-	-	-
Short-Term Securities	15,534	29,849	-	45,383	-	-	-	-
Fund Total	$ 499,700	$ 268,660	$ -	$ 768,360	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$ 802,637	$ -	$ -	$ 802,637	$ -	$ -	$ -	$ -
Non-U.S. Government Agency ABS	-	99	-	99	-	-	-	-
Short-Term Securities	47,141	124,840	-	171,981	-	-	-	-
Fund Total	$ 849,778	$ 124,939	$ -	$ 974,717	$ -	$ -	$ -	$ -
JNL/T. Rowe Price Value Fund
Common Stocks	$ 684,107	$ -	$ -	$ 684,107	$ -	$ -	$ -	$ -
Preferred Stocks	6,508	1,571	-	8,079	-	-	-	-
Investment Funds	8,104	-	-	8,104	-	-	-	-
Corporate Bond and Notes	-	6,435	-	6,435	-	-	-	-
Non-U.S. Government Agency ABS	-	47	-	47	-	-	-	-
Short-Term Securities	26,015	34,294	-	60,309	-	-	-	-
Fund Total	$ 724,734	$ 42,347	$ -	$ 767,081	$ -	$ -	$ -	$ -

	Assets - Other Financial Instruments1				Liabilities - Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/Capital Guardian Global Diversified Research Fund
Open Forward Foreign Currency Contracts	$ -	$ -	$ -	$ -	$ -	$ (13)	$ -	$ (13)
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	$ -	$ 2,848	$ -	$ 2,848	$ -	$ (315)	$ -	$ (315)
JNL/Mellon Capital Management S&P 500 Index Fund
Open Future Contracts	$ 452	$ -	$ -	$ 452	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Open Future Contracts	$ 55	$ -	$ -	$ 55	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management Small Cap Index Fund
Open Future Contracts	$ 628	$ -	$ -	$ 628	$ -	$ -	$ -	$ -
JNL/Mellon Capital Management International Index Fund
Open Future Contracts	$ 201	$ -	$ -	$ 201	$ -	$ -	$ -	$ -
Open Forward Foreign Currency Contracts	-	245	-	245	-	(836)	-	(836)
Fund Total	$ 201	$ 245	$ -	$ 446	$ -	$ (836)	$ -	$ (836)

1 Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, options written, and swap agreements.  All derivatives, except for options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.

JNL Series Trust
Notes to the Schedules of Investments (continued) (dollar amounts in thousands)
December 31, 2009

The following table is a reconciliation of Level 3 investments by category for which significant unobservable inputs were used to determine fair value:

				Total				Change In Unrealized
		Transfers	Transfers	Realized and				Appreciation/(Depreciation)
	Balance at	Into Level	Out of	Change in			Balance at	during the Period
	Beginning of	3 During	Level 3 During	Unrealized			End of	for Level 3 Investments
	Period	the Period	the Period	Gain/(Loss)	Purchases	(Sales)	Period	Held at End of Period2
JNL/Capital Guardian Global Diversified Research Fund
Corporate Bond and Notes	$ 150	$ -	$ (150)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 150	$ -	$ (150)	$ -	$ -	$ -	$ -	$ -
JNL/Capital Guardian International Small Cap Fund
Common Stocks	$ -	$ 16	$ -	$ (4)	$ -	$ -	$ 12	$ (4)
Corporate Bond and Notes	65	-	(65)	-	-	-	-	-
Fund Total Investments in Securities	$ 65	$ 16	$ (65)	$ (4)	$ -	$ -	$ 12	$ (4)
JNL/Franklin Templeton Income Fund
Corporate Bond and Notes	$ 488	$ -	$ -	$ 693	$ 786	$ (1,967)	$ -	$ -
Fund Total Investments in Securities	$ 488	$ -	$ -	$ 693	$ 786	$ (1,967)	$ -	$ -
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$ 455	$ -	$ -	$ (10)	$ 520	$ -	$ 965	$ (10)
Preferred Stocks	8	-	-	5	-	(13)	-	-
Corporate Bond and Notes	647	-	-	481	1	(738)	391	-
Fund Total Investments in Securities	$ 1,110	$ -	$ -	$ 476	$ 521	$ (751)	$ 1,356	$ (10)
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$ 585	$ -	$ (585)	$ -	$ -	$ -	$ -	$ -
Warrants	116	-	-	(86)	-	(30)	-	-
Fund Total Investments in Securities	$ 701	$ -	$ (585)	$ (86)	$ -	$ (30)	$ -	$ -
JNL/T. Rowe Price Value Fund
Common Stocks - Financials	$ 1,203	$ -	$ (1,203)	$ -	$ -	$ -	$ -	$ -
Fund Total Investments in Securities	$ 1,203	$ -	$ (1,203)	$ -	$ -	$ -	$ -	$ -

1 Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, options written, and swap agreements.  All derivatives, except for options written are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.
2 The change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2009 is included in net change in unrealized appreciation or depreciation on investments and swap agreements in the Statements of Operations.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Country (as a percentage of total long-term investments)*:
	JNL/Capital	JNL/Capital	JNL/Credit		JNL/Mellon
	Guardian Global	Guardian	Suisse	JNL/Franklin	Capital
	Diversified	International	Commodity	Templeton	Management	JNL/ T. Rowe
	Research	Small Cap	Securities	Mutual	International	Price Value
	Fund	Fund	Fund	Shares Fund	Index Fund	Fund

Australia	3.0%	7.9%	2.6%	0.4%	8.4%	-
Austria	-	0.8	0.1	-	0.3	-
Belgium	-	1.2	0.3	-	1.0	-
Bermuda	0.1	1.2	-	-	-	1.2%
Brazil	1.4	0.6	2.3	-	-	-
Bulgaria	-	0.1	-	-	-	-
Canada	3.0	12.8	5.3	0.6	-	-
China	3.4	0.6	-	-	-	-
Denmark	0.4	0.4	-	1.7	0.9	-
Finland	0.3	0.4	1.6	-	1.1	-
France	6.3	0.6	6.8	4.3	10.4	2.3
Germany	4.2	5.7	1.7	6.2	8.1	-
Greece	-	0.2	-	-	0.5	-
Hong Kong	3.2	3.1	-	0.5	2.3	-
India	1.2	-	-	-	-	-
Indonesia	0.1	-	-	-	-	-
Ireland	0.7	2.0	-	-	0.3	1.2
Italy	0.3	3.4	0.3	0.5	3.4	-
Japan	8.3	27.9	4.0	1.3	20.7	0.5
Jersey	-	-	-	-	0.1	-
Luxembourg	-	0.3	1.3	-	0.6	-
Malaysia	0.5	0.1	-	-	-	-
Mexico	0.3	-	-	-	-	-
Netherlands	2.9	1.1	0.1	3.0	3.9	1.7
New Zealand	-	-	-	-	0.1	-
Norway	0.4	0.7	0.2	2.0	0.8	1.1
Portugal	-	-	0.1	-	0.3	-
Russia	1.4	0.2	0.6	-	-	-
Singapore	-	2.5	-	0.6	1.5	-
South Africa	1.5	1.0	-	-	-	-
South Korea	2.0	6.4	-	0.5	-	-
Spain	1.2	0.8	0.2	0.6	4.6	-
Sweden	0.5	0.5	8.7	-	2.5	-
Switzerland	2.8	1.3	0.2	6.5	7.8	1.8
Taiwan	1.6	0.1	-	-	-	-
United Kingdom	9.4	15.1	14.5	10.6	20.4	0.4
United States	39.6	1.0	49.1	60.7	-	89.8
Total Long-Term
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which had greater than 10% of long-term investments in non-U.S. securities at December 31, 2009.

JNL Series Trust
Notes to the Schedules of Investments (continued)
December 31, 2009

Summary of Investments by Sector (percentage of total investments):

	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials
JNL/AIM Small Cap Growth Fund	11.9%	1.3%	6.0%	6.4%	14.1%	12.5%	24.6%	2.4%
JNL/Capital Guardian Global Diversified Research Fund	6.8	9.9	10.7	17.4	8.5	7.9	12.4	8.3
JNL/Capital Guardian International Small Cap Fund	13.1	9.6	1.1	11.4	5.5	18.8	10.7	12.4
JNL/Credit Suisse Commodity Securities Fund	-	-	9.8	12.0	-	-	-	32.8
JNL/Credit Suisse Long/Short Fund	14.2	8.0	7.0	13.6	11.1	8.7	25.0	2.4
JNL/Franklin Templeton Income Fund	9.3	0.8	15.0	20.3	8.2	1.8	4.4	2.0
JNL/Franklin Templeton Mutual Shares Fund	6.8	23.6	6.3	15.0	4.3	6.9	9.0	5.5
JNL/Mellon Capital Management S&P 500 Index Fund	9.0	10.6	10.7	13.4	11.8	9.5	18.3	3.3
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	12.0	3.4	5.9	16.4	10.5	12.6	13.1	5.5
JNL/Mellon Capital Management Small Cap Index Fund	11.2	2.8	4.2	16.2	11.3	12.7	14.9	3.8
JNL/Mellon Capital Management International Index Fund	9.2	9.5	7.9	23.9	7.9	10.4	4.5	9.8
JNL/T. Rowe Price Mid-Cap Growth Fund	13.2	1.7	5.8	8.7	15.0	14.5	19.9	1.5
JNL/T. Rowe Price Value Fund	14.3	4.7	13.0	19.0	9.7	9.9	9.6	4.9

						U.S.
						Government
	Investment	Telecommunication		Government	Short-Term	Agency	Total
	Funds	Services	Utilities	Securities	Investments	MBS	Investments
JNL/AIM Small Cap Growth Fund	-%	0.9%	0.8%	-%	19.1%	-%	100.0%
JNL/Capital Guardian Global Diversified Research Fund	-	6.1	2.3	-	9.7	-	100.0
JNL/Capital Guardian International Small Cap Fund	0.8	0.7	0.5	-	15.4	-	100.0
JNL/Credit Suisse Commodity Securities Fund	3.1	-	-	5.6	23.3	13.4	100.0
JNL/Credit Suisse Long/Short Fund	-	1.6	4.5	-	3.9	-	100.0
JNL/Franklin Templeton Income Fund	-	3.1	13.9	-	21.2	-	100.0
JNL/Franklin Templeton Mutual Shares Fund	-	3.4	3.8	-	15.4	-	100.0
JNL/Mellon Capital Management S&P 500 Index Fund	-	2.9	3.5	-	7.0	-	100.0
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	-	0.7	5.8	-	14.1	-	100.0
JNL/Mellon Capital Management Small Cap Index Fund	-	0.8	2.6	-	19.5	-	100.0
JNL/Mellon Capital Management International Index Fund	-	5.5	5.5	-	5.9	-	100.0
JNL/T. Rowe Price Mid-Cap Growth Fund	-	1.4	0.8	-	17.5	-	100.0
JNL/T. Rowe Price Value Fund	1.1	2.3	3.6	-	7.9	-	100.0

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of JNL/AIM Small Cap Growth Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian International Small Cap Fund, JNL/Credit Suisse Commodity Securities Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price Value Fund (the “Funds”) as of and for the year ended December 31, 2009, and have issued our unqualified report thereon dated February 19, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2009 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

KPMG LLP

February 25, 2010

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)
The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)
There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits

(a)	(1) Code of Ethics (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 10, 2010

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 10, 2010
EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.